UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-04878

                         SEI INSTITUTIONAL MANAGED TRUST
               (Exact name of registrant as specified in charter)
                                    --------


                                 SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
               (Address of principal executive offices) (Zip code)


                                 SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 CT Corporation
                               101 Federal Street
                                Boston, MA 02110
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-342-5734

                   DATE OF FISCAL YEAR END: SEPTEMBER 30, 2008

                  DATE OF REPORTING PERIOD: SEPTEMBER 30, 2008

ITEM 1.    REPORTS TO STOCKHOLDERS.

(SEI LOGO) New ways.
           New answers.(R)

SEI Institutional Managed Trust
Annual Report as of September 30, 2008

Large Cap Value Fund
Large Cap Growth Fund
Tax-Managed Large Cap Fund
Large Cap Diversified Alpha Fund
S&P 500 Index Fund
Small Cap Value Fund
Small Cap Growth Fund
Tax-Managed Small Cap Fund
Small/Mid Cap Diversified Alpha Fund
Mid-Cap Fund
U.S. Managed Volatility Fund
Global Managed Volatility Fund
Tax-Managed Managed Volatility Fund
Real Estate Fund
Enhanced Income Fund
Core Fixed Income Fund
High Yield Bond Fund

TABLE OF CONTENTS

Management's Discussion and Analysis of Fund Performance                       1
Schedules of Investments                                                      34
Statements of Assets and Liabilities                                         204
Statements of Operations                                                     208
Statements of Changes in Net Assets                                          212
Financial Highlights                                                         217
Notes to Financial Statements                                                221
Report of Independent Registered Public Accounting Firm                      236
Trustees and Officers of the Trust                                           237
Disclosure of Fund Expenses                                                  240
Board of Trustees Considerations in Approving
   the Advisory and Sub-Advisory Agreements                                  242
Notice to Shareholders                                                       245

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("Commission") for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Trust's Form N-Q is available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission's website at http://www.sec.gov.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2008

Large Cap Value Fund

Objective

The Large Cap Value Fund (the "Fund") seeks to provide long-term growth of capital and income by investing in the equity securities of large companies. The Fund invests primarily in a diversified portfolio of high quality, income producing common stocks, which in the advisor's opinion, are undervalued in the marketplace at the time of purchase.

Strategy

With respect to this Fund, SEI Investments Management Corporation ("SIMC") employs a multi-manager structure to gain exposure to the entire large cap value sector, adding value through stock selection while managing risk in the form of capitalization, valuation and economic sector exposures. Assets of the Fund are strategically allocated among its five sub-advisers, each of whom has responsibility for stock selection for its respective assets under management.

Through various investment approaches, each sub-adviser contributes a unique expertise or sub-style to the Fund. Aronson + Johnson + Ortiz ("AJO") invests in asset-rich companies selling at relatively low multiples of earnings which have earnings and price momentum. LSV Asset Management ("LSV") invests in companies trading at deep discounts to their intrinsic value, while INTECH Investment Management ("INTECH") employs a volatility capture strategy. AllianceBernstein incorporates intensive fundamental research to invest in undervalued stocks where there is a relationship between the current price, its future earnings power and dividend producing capability. Legg Mason Capital Management's growth equity mandate seeks to invest in large cap stocks trading at attractive valuations that have sustainable competitive advantages with the prospect of forward earnings growth that is higher than the market.

Analysis

The Large Cap Value Fund, Class A, returned -25.95% for the fiscal year, lagging behind the value area of the market for the period. The Russell 1000 Value Index (the "Index") returned -23.56% for the fiscal year ended September 30, 2008.

U.S. large cap stocks sold off during the fiscal year, losing close to 22% for the one year ending September 30, 2008. Investors became increasingly concerned about global economic growth being stunted by the current financial crisis, which has led to higher borrowing costs and a decaying economic picture that pressured consumers. Continued weakness in housing sent prices sharply lower as the rally in oil prices, which peaked above $145 barrel in July, and tightening credit further exacerbated the ongoing subprime crisis.

The year began on shaky ground as large cap stocks rallied from their August lows following a U.S. Federal Reserve (the "Fed") rate cut at the end of September, but then soon gave way to downward pressure as several financial institutions took large write-downs due to growing foreclosures and falling asset (in particular homes) prices. In January alone, the market lost more than 10% as credit markets froze, which led the Fed to cut interest rates by 125 basis points in a two week span. In March, the market was stunned as Bear Stearns declared bankruptcy and was bought by JPMorgan Chase, with the federal government back stopping the deal. Markets then had a very brief rally driven by energy and technology before eventually succumbing to pressure from credit markets over the summer.

The financial crisis led to unprecedented government actions in the last quarter of the fiscal year, which included the following: The SEC banned short sales on financial firms twice, as the Government watched the FDIC take over IndyMac, placed Fannie Mae and Freddie Mac in conservatorship, allowed Lehman Brothers to declare bankruptcy and go out of business, provided an $85 billion bridge loan to AIG (the world's largest insurer) to prevent widespread financial collapse, took over Washington Mutual selling off its assets to JPMorgan Chase and brokered a deal for Wells Fargo to takeover Wachovia. By the end of September, stocks were under severe selling pressure as the odds of a recession increased, and frozen credit markets worldwide prevented companies and consumers from accessing credit.

The fiscal year saw sharp reversals in trends as energy and materials sectors continued to lead markets for the first nine months with returns of approximately 17% and 4%, respectively. Energy rallied on the back of strong oil prices and heightened supply concerns. The financial sector was a significant underperformer, weighed down by

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2008

the seizure in credit markets. Thrifts and mortgage finance, consumer finance and investment banks were among the weakest performers. Momentum factors outpaced value factors as investors sent energy and materials stocks higher and financials lower; however, in July, investors quickly shifted capital from energy markets into more defensive positions and oversold financials. This marked a sharp reversal in trends from the previous nine months as value stocks outpaced growth stocks by 6% and small cap stocks beat their large cap brethren by 8% in the 4th quarter of the fiscal year.

Despite the reversal in the 4th quarter, the Russell 1000 Growth Index still managed to outpace the Index by close to 3% as both stronger growing and more expensive stocks, as measured by P/E, outperformed despite losing significant ground later in the fiscal year. In the end, this environment benefited lower beta stocks over the entire fiscal year with investors flight to quality picking up pace as credit markets deteriorated.

The portfolio trailed the Index for the fiscal year as this difficult market environment proved to be even harder to navigate in the value space especially within financials and industrials. On the positive side, the portfolio benefited from an underweight to financials and strong stock selection in information technology and telecommunication services. However, the portfolio was hurt by an allocation to higher beta names with investors' flight to quality benefiting lower beta names. Also, an overweight to the cheaper, deep value names hurt as investors witnessed severe multiple compression particularly in January. Two of the fund's sub-advisers, AJO and INTECH, beat the Index with LSV and AllianceBernstein trailing. AJO benefited from defensive positioning within individual sectors particularly from strong stock selection in financials within the diversified financials, banks and insurance sub-industries. INTECH, on the other hand, benefited from higher volatility within individual stocks especially within the financial sector, but did face headwinds from higher stock correlations, which minimized their positive return potential. LSV struggled as severe multiple compression hurt deep value names, which tend to underperform during difficult market environments. Finally, AllianceBernstein underperformed due to poor stock selection across the board, especially within financials, energy and industrials. AllianceBernstein suffered from its exposure to headline financial names.

There was one new sub-adviser, Legg Mason Capital Management, which SIMC added towards the end of the fiscal year.

Large Cap Value Fund:

AVERAGE ANNUAL TOTAL RETURN(1)

                                   Annualized   Annualized   Annualized   Annualized
                        One Year     3 Year       5 Year       10 Year    Inception
                         Return      Return       Return       Return       to Date
                        --------   ----------   ----------   ----------   -----------
Large Cap Value Fund,
   Class A               -25.95%      -1.46%       5.82%       4.46%         8.93%
Large Cap Value Fund,
   Class I               -26.13%      -1.70%       5.56%       4.17%         8.60%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Value Fund, Class A and Class I, versus the Russell 1000 Value Index

                               (PERFORMANCE GRAPH)

                   Large Cap Value   Large Cap Value   Russell 1000
                    Fund, Class A     Fund, Class I     Value Index
                   --------------    ---------------   ------------
9/30/98               $100,000          $100,000         $100,000
9/30/99                117,132           116,721          118,719
9/30/00                122,372           121,503          129,303
9/30/01                116,159           114,966          117,778
9/30/02                 95,186            93,994           97,816
9/30/03                116,646           114,837          121,651
9/30/04                139,583           137,032          146,609
9/30/05                161,741           158,421          171,074
9/30/06                183,451           179,262          196,086
9/30/07                208,976           203,719          224,419
9/30/08                154,755           150,488          171,551

(1) For the period ended 9/30/08. Past performance is no indication of future performance. The performance indicated above for Class A Shares begins on 10/3/94 at which time Mellon Equity Associates acted as investment adviser to the Fund. Previous periods during which the Fund was advised by another investment adviser are not shown. Class I Shares performance for the period prior to 8/6/01 is performance derived from the performance of the Class A Shares. The performance of Class I Shares may be lower than the performance of Class A Shares because of different distribution fees paid by Class I shareholders. Class A Shares were offered beginning 10/3/94 and Class I Shares were offered beginning 8/6/01. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2008

Large Cap Growth Fund

Objective

The investment objective of the Large Cap Growth Fund (the "Fund") is capital appreciation by investing in the equity securities of large companies. The Fund invests in the securities of issuers believed to possess significant growth potential that is underappreciated by the market.

Strategy

With respect to this Fund, SEI Investments Management Corporation ("SIMC") employs a multi-manager structure to gain exposure to the entire large cap growth sector, adding value through stock selection while managing risk in the form of capitalization, valuation and economic sector exposures. Assets of the Fund are strategically allocated among its sub-advisers, each of which has responsibility for stock selection for its respective assets under management.

Through various investment approaches, each sub-adviser contributes a unique expertise to the Fund. Goldman Sachs Asset Management ("GSAM") invests in companies with strong business franchises that are attractively priced relative to their discounted cash flows. Quantitative Management Associates ("QMA") favors large cap stocks that have positive news flow and attractive valuation characteristics. Montag & Caldwell invests in large cap stocks that exhibit accelerating earnings, are trading at a discount to fair value, and are financially stable. INTECH Investment Management ("INTECH") employs a volatility capture strategy, while Delaware Management invests in stocks that are attractively valued from a cash flow basis and have strong prospects for organic growth in the future. Legg Mason Capital Management's ("LMCM") growth equity mandate seeks to invest in large cap stocks trading at attractive valuations that have sustainable competitive advantages with the prospect of forward earnings growth that is higher than the market.

Analysis

The Large Cap Growth Fund, Class A, returned -22.26% for the fiscal year, lagging behind the growth area of the market for the period. The Russell 1000 Growth Index (the "Index") returned -20.88% for the fiscal year ended September 30, 2008.

U.S. large cap stocks sold off during the fiscal year, losing close to 22% for the one year ending September 30, 2008. Investors became increasingly concerned about global economic growth being stunted by the current financial crisis, which has led to higher borrowing costs and a decaying economic picture that pressured consumers. Continued weakness in housing sent prices sharply lower as the rally in oil prices, which peaked above $145 barrel in July, and tightening credit further exacerbated the ongoing subprime crisis.

The year began on shaky ground as large cap stocks rallied from their August lows following a U.S. Federal Reserve (the "Fed") rate cut at the end of September, but then soon gave way to downward pressure as several financial institutions took large write-downs due to growing foreclosures and falling asset (in particular homes) prices. In January alone, the market lost more than 10% as credit markets froze, which led the Fed to cut interest rates by 125 basis points in a two week span. In March, the market was stunned as Bear Stearns declared bankruptcy and was bought by JPMorgan Chase, with the federal government back stopping the deal. Markets then had a very brief rally driven by energy and technology before eventually succumbing to pressure from credit markets over the summer.

The financial crisis led to unprecedented government actions in the last quarter of the fiscal year, which included the following: The SEC banned short sales on financial firms twice, as the Government watched the FDIC take over IndyMac, placed Fannie Mae and Freddie Mac in conservatorship, allowed Lehman Brothers to declare bankruptcy and go out of business, provided an $85 billion bridge loan to AIG (the worlds largest insurer) to prevent widespread financial collapse, took over Washington Mutual selling off its assets to JPMorgan Chase and brokered a deal for Wells Fargo to takeover Wachovia. By the end of September, stocks were under severe selling pressure as the odds of a recession increased, and frozen credit markets worldwide prevented companies and consumers from accessing credit.

The fiscal year saw sharp reversals in trends as energy and materials sectors continued to lead markets for the first nine months with returns of approximately 17% and 4%, respectively. Energy rallied on the back of strong oil prices and heightened supply concerns. The

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2008

financial sector was a significant underperformer, weighed down by the credit market seizure. Thrifts and mortgage finance, consumer finance and investment banks were among the weakest performers. Momentum factors outpaced value factors as investors sent energy and materials stocks higher and financials lower; however, in July, investors quickly shifted capital from energy markets into more defensive positions and oversold financials. This marked a sharp reversal in trends from the previous nine months as value stocks outpaced growth stocks by 6% and small cap stocks beat their large cap brethren by 8% in the 4th quarter of the fiscal year.

Despite the reversal in the 4th quarter, the Index still managed to outpace the Russell 1000 Value Index by close to 3% as both stronger growing and more expensive stocks, as measured by P/E, outperformed despite losing significant ground later in the fiscal year. In the end, this environment benefited lower beta stocks over the entire fiscal year with investors flight to quality picking up pace as credit markets deteriorated.

The portfolio struggled relative to the Index due to poor stock selection within the financial sector, which was at the epicenter of the credit crisis. Stock selection was also weak within energy and industrials. Particularly, stock selection within several headline names that had their equity wiped out by government intervention weighed on the portfolio as a whole. Sector positioning within the Fund including underweights to materials, industrials and financials along with an overweight to healthcare helped to mitigate the under performance caused by financials.

Montag & Caldwell performed very well for the period benefiting from its defensive positioning with an overweight to consumer staples as well as strong stock selection in consumer discretionary and financial sectors. GSAM's focus on higher quality names led to strong stock selection in information technology and healthcare leading to positive relative performance. Delaware Management struggled due to poor stock selection in information technology and exposure to higher growth stocks, which both sold off significantly towards the end of the period. INTECH fell behind in the growth space in spite of higher stock volatility as stock correlations increased sharply over the period. QMA was relatively flat versus the Index due to mixed factor performance in a difficult market environment. Finally, LMCM's growth equity mandate hurt performance due to stock positioning in several headline financial names.

There was one new sub-adviser, Legg Mason Capital Management, which SIMC added towards the end of the fiscal year.

Large Cap Growth Fund:

AVERAGE ANNUAL TOTAL RETURN(1)

                                   Annualized   Annualized   Annualized   Annualized
                        One Year     3 Year       5 Year       10 Year     Inception
                        Return       Return       Return       Return       to Date
                        --------   ----------   ----------   ----------   -----------
Large Cap Growth
   Fund, Class A         -22.26%     -1.23%        3.37%       -0.20%        6.47%
Large Cap Growth
   Fund, Class I         -22.43%     -1.46%        3.12%       -0.50%        6.12%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Growth Fund, Class A and Class I, versus the Russell 1000 Growth Index

                               (PERFORMANCE GRAPH)

            Large Cap Growth   Large Cap Growth   Russell 1000
             Fund, Class A      Fund, Class I     Growth Index
            ----------------   ----------------   ------------
9/30/98         $100,000           $100,000         $100,000
9/30/99          137,743            137,171          134,855
9/30/00          179,983            178,503          166,450
9/30/01           88,056             86,968           90,483
9/30/02           68,266             67,202           70,117
9/30/03           83,055             81,561           88,289
9/30/04           90,218             88,427           94,918
9/30/05          101,719             99,412          105,924
9/30/06          105,710            103,119          112,317
9/30/07          126,073            122,615          134,055
9/30/08           98,007             95,112          106,066

(1) For the period ended 9/30/08. Past performance is no indication of future performance. Class I Shares performance for the period prior to 8/6/01 is the performance derived from the performance of the Class A Shares.The performance of Class I Shares may be lower than the performance of Class A Shares because of different distribution fees paid by Class I shareholders. Class A Shares were offered beginning 12/20/94 and Class I Shares were offered beginning 8/6/01. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2008

Tax-Managed Large Cap Fund

Objective

The investment objective of the Tax-Managed Large Cap Fund (the "Fund") is capital appreciation by investing in the equity securities of large companies. The Fund attempts to maximize after-tax returns to investors through lower turnover and tax management techniques.

Strategy

With respect to this Fund, SEI Investments Management Corporation ("SIMC") employs a multi-manager structure to gain exposure to the entire U.S. large cap market, seeking to add value through stock selection in a tax-aware framework while minimizing risk in the form of capitalization, valuation and economic sector exposures. Assets of the Fund are strategically allocated among its sub-advisers, each of which has responsibility for stock selection for its respective assets under management.

Through various investment approaches, each sub-adviser contributes a unique expertise to the Fund. Goldman Sachs Asset Management ("GSAM"), Delaware Management and Montag & Caldwell focus on stocks that have growth characteristics. AllianceBernstein, LSV Asset Management and Aronson + Johnson + Ortiz ("AJO") focus on selecting stocks that have value-oriented characteristics. Quantitative Management Associates ("QMA") invests a core portfolio that favors large cap stocks with positive news flow trading at attractive valuations. Parametric Portfolio Associates invests in both value and growth large-cap stocks through a quantitative process which aggressively harvests tax-losses in the portfolio. Legg Mason Capital Management's ("LMCM") growth equity mandate seeks to invest in large cap stocks, which have a sustainable competitive advantage leading to forward earnings growth higher than the market and are trading at an attractive valuation. LMCM's core equity mandate utilizes differentiated analysis and valuation models, which seeks to identify companies with long-term intrinsic value that are underappreciated by the market.

Analysis

The Tax-Managed Large Cap Fund, Class A, returned -23.76% for the fiscal year, finishing behind the broad market for the period. The Russell 1000 Index (the "Index") returned -22.10% for the fiscal year ended September 30, 2008.

U.S. large cap stocks sold off during the fiscal year, losing close to 22% for the one year ending September 30, 2008. Investors became increasingly concerned about global economic growth being stunted by the current financial crisis, which has led to higher borrowing costs and a decaying economic picture that pressured consumers. Continued weakness in housing sent prices sharply lower as the rally in oil prices, which peaked above $145 barrel in July, and tightening credit further exacerbated the ongoing subprime crisis.

The year began on shaky ground as large cap stocks rallied from their August lows following a U.S. Federal Reserve (the "Fed") rate cut at the end of September, but then soon gave way to downward pressure as several financial institutions took large write-downs due to growing foreclosures and falling asset (in particular homes) prices. In January alone, the market lost more than 10% as credit markets froze, which led the Fed to cut interest rates by 125 basis points in a two week span. In March, the market was stunned as Bear Stearns declared bankruptcy and was bought by JPMorgan Chase, with the federal government back stopping the deal. Markets then had a very brief rally driven by energy and technology before eventually succumbing to pressure from credit markets over the summer.

The financial crisis led to unprecedented government actions in the last quarter of the fiscal year, which included the following: The SEC banned short sales on financial firms twice, as the Government watched the FDIC take over IndyMac, placed Fannie Mae and Freddie Mac in conservatorship, allowed Lehman Brothers to declare bankruptcy and go out of business, provided an $85 billion bridge loan to AIG (the world's largest insurer) to prevent widespread financial collapse, took over Washington Mutual selling off its assets to JPMorgan Chase and brokered a deal for Wells Fargo to takeover Wachovia. By the end of September, stocks were under severe selling pressure as the odds of a recession increased, and frozen credit markets worldwide prevented companies and consumers from accessing credit.

The fiscal year saw sharp reversals in trends as energy and materials sectors continued to lead markets for the first nine months with returns of approximately 17% and 4%, respectively. Energy rallied on the back of strong oil prices and heightened supply concerns. The financial sector was a significant underperformer, weighed down by the seizure in credit markets. Thrifts and mortgage finance, consumer finance and investment banks were among the weakest performers.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2008

Momentum factors outpaced value factors as investors sent energy and materials stocks higher and financials lower; however, in July, investors quickly shifted capital from energy markets into more defensive positions and oversold financials. This marked a sharp reversal in trends from the previous nine months as value stocks outpaced growth stocks by 6% and small cap stocks beat their large cap brethren by 8% in the 4th quarter of the fiscal year.

Despite the reversal in the 4th quarter, the Russell 1000 Growth Index still managed to outpace the Russell 1000 Value Index by close to 3% as both stronger growing and more expensive stocks, as measured by P/E, outperformed despite losing significant ground later in the fiscal year. In the end, this environment benefited lower beta stocks over the entire fiscal year with investors flight to quality picking up pace as credit markets deteriorated.

The Fund benefitted from having more growth exposure than the Index; however, that benefit was outweighed by an underweight to consumer staples and poor stock selection in financials and energy. Weakness in the financial sector was driven by a few headline names that had their equity wiped out due to the financial crisis. Also, investors' current flight to quality weighed on fund performance as an underweight to staples, which has benefited from a low beta environment, led to negative relative performance. Several bright spots within the portfolio were within sector positioning as the Fund had a modest underweight to materials and industrials as well as a small underweight to financials. In the 4th quarter of the fiscal year, which was marked by the collapse of commodities (July forward), material stocks continued to sell off significantly in the face of worldwide demand destruction and concerns over economic decay. This contributed positively to the portfolio's relative performance.

Two of the three growth managers, Montag & Caldwell and GSAM, strongly outpaced the Index while the value managers, with the exception of AJO, lagged the value area of the market. The one standout on the positive side was Montag and Caldwell, whose strong performance during the period was driven by a large overweight to consumer staples and strong stock selection within the financial and consumer discretionary sectors. AllianceBernstein, on the other hand, was one of the largest negative contributors to the Fund due to poor stock selection across all sectors, in particular within financials. One of the new additions, LMCM, with its growth equity mandate, also impacted performance negatively towards the end of the fiscal year as emerging/anticipatory growth managers came under pressure. Investors sold out of higher growth stocks and struggled to distinguish cyclical growth stocks from secular growth stocks, which also weighed on Delaware Management. The core managers provided some diversification benefit to the Fund's relative performance and provided better after-tax return through Parametric Portfolio Associates' tax loss harvesting process.

During the fiscal year, SIMC added two mandates to the portfolio, growth and core, from one sub-adviser, Legg Mason Capital Management.

Tax-Managed Large Cap Fund:

AVERAGE ANNUAL TOTAL RETURN(1)

                                   Annualized   Annualized   Annualized   Annualized
                        One Year     3 Year       5 Year       10 Year     Inception
                         Return       Return      Return       Return       to Date
                        --------   ----------   ----------   ----------   -----------
Tax-Managed Large Cap
   Fund, Class A         -23.76%     -1.05%        4.80%         2.32%       1.82%
Tax-Managed Large Cap
   Fund, Class Y         -23.52%     -0.76%        5.12%         2.52%       2.00%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Large Cap Fund, Class A and Class Y, versus the Russell 1000 Index

                               (PERFORMANCE GRAPH)

            Tax-Managed Large Cap   Tax-Managed Large Cap
                Fund, Class A           Fund, Class Y       Russell 1000 Index
            ---------------------   ---------------------   -------------------
9/30/98           $100,000.00             $100,000.00          $100,000.00
9/30/99            132,602.00              132,602.00           126,966.00
9/30/00            144,081.00              144,081.00           149,576.00
9/30/01            100,974.00              100,974.00           107,064.00
9/30/02             80,330.00               80,393.00            86,175.00
9/30/03             99,480.00               99,898.00           107,841.00
9/30/04            113,453.00              114,298.00           122,835.00
9/30/05            129,788.00              131,197.00           140,345.00
9/30/06            140,922.00              142,780.00           154,724.00
9/30/07            164,950.00              167,672.00           180,877.00
9/30/08            125,756.00              128,242.00           140,911.00

(1) For the period ended 9/30/08. Past performance is no indication of future performance. Class Y Shares performance for the period prior to 4/8/02 is performance derived from the performance of the Class A Shares. The performance of Class Y Shares may be different from the performance of Class A Shares because of different distribution fees paid by Class Y shareholders. Class A Shares were offered beginning 3/5/98 and Class Y Shares were offered beginning 4/8/02. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2008

Large Cap Diversified Alpha Fund

Objective

The Large Cap Diversified Alpha Fund (the "Fund") seeks to provide long-term growth of capital and income by investing in the equity securities of large companies and in portfolio strategies designed to correlate to a portfolio composed of large cap equity securities. While the Fund is expected to have an absolute return and risk profile similar to the broad U.S. large cap equity market, returns may be derived in part from investing significant portions of the Fund in securities outside of the large cap market.

Strategy

The Fund uses a multi-manager approach under the general supervision of SEI Investments Management Corporation ("SIMC"), allocating the assets among multiple sub-advisers that use different investment strategies to seek returns in excess of the performance of a broad U.S. large cap benchmark. This allocation among investment strategies aims to diversify the sources from which sub-advisers seek to achieve excess returns (i.e., returns in excess of a benchmark index), and thereby diversify the relative risk of the Fund.

Some sub-advisers may engage in short sales up to 30% of the value of their Fund allocation and use the proceeds from the sale to purchase long positions in additional equity securities. Some sub-advisers may also use portfolio strategies that are designed to correlate with a portfolio of large cap equity securities, but are composed of derivative instruments backed by other types of securities.

Aronson + Johnson + Ortiz ("AJO"), Analytic Investors, and Quantitative Management Associates seek to overweight stocks with attractive fundamental and/or technical characteristics and underweight or sell short stocks with unattractive fundamental and/or technical characteristics. INTECH Investment Management ("INTECH") employs a volatility capture strategy, Delaware Management seeks to identify stocks with underappreciated growth characteristics, while Smith Breeden Associates seeks to generate excess return within the U.S. fixed income market and transport it to the equity market. Legg Mason Capital Management's ("LMCM") growth equity mandate seeks to invest in large cap stocks trading at attractive valuations that have sustainable competitive advantages with the prospect of forward earnings growth that is higher than the market. LMCM's core equity mandate utilizes differentiated analysis and valuation models, which seek to identify companies with long-term intrinsic value that are underappreciated by the market.

Analysis

The Large Cap Diversified Alpha Fund, Class A, returned -26.42% for the fiscal year, trailing the broad market. The Russell 1000 Index (the "Index") returned -22.10% for the fiscal year ended September 30, 2008.

U.S. large cap stocks sold off during the fiscal year, losing close to 22% for the one year ending September 30, 2008. Investors became increasingly concerned about global economic growth being stunted by the current financial crisis, which has led to higher borrowing costs and a decaying economic picture that pressured consumers. Continued weakness in housing sent prices sharply lower as the rally in oil prices, which peaked above $145 barrel in July, and tightening credit further exacerbated the ongoing subprime crisis.

The year began on shaky ground as large cap stocks rallied from their August lows following a U.S. Federal Reserve (the "Fed") rate cut at the end of September, but then soon gave way to downward pressure as several financial institutions took large write-downs due to growing foreclosures and falling asset (in particular homes) prices. In January alone, the market lost more than 10% as credit markets froze, which led the Fed to cut interest rates by 125 basis points in a two week span. In March, the market was stunned as Bear Stearns declared bankruptcy and was bought by JPMorgan Chase, with the federal government back stopping the deal. Markets then had a very brief rally driven by energy and technology before eventually succumbing to pressure from credit markets over the summer.

The financial crisis led to unprecedented government actions in the last quarter of the fiscal year, which included the following: The SEC banned short sales on financial firms twice, as the Government watched the FDIC take over IndyMac, placed Fannie Mae and Freddie Mac in conservatorship, allowed Lehman Brothers to declare bankruptcy and go out of business, provided an $85 billion bridge loan to AIG (the world's largest insurer) to prevent widespread financial collapse, took over Washington Mutual selling off its assets to JPMorgan Chase and brokered a deal for Wells Fargo to takeover Wachovia. By the end of September, stocks were under severe selling pressure as the odds of a recession increased, and frozen credit markets worldwide prevented companies and consumers from accessing credit.

The fiscal year saw sharp reversals in trends as energy and materials sectors continued to lead markets for the first nine months with

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2008

returns of approximately 17% and 4%, respectively. Energy rallied on the back of strong oil prices and heightened supply concerns. The financial sector was a significant underperformer, weighed down by the seizure in credit markets. Thrifts and mortgage finance, consumer finance and investment banks were among the weakest performers. Momentum factors outpaced value factors as investors sent energy and materials stocks higher and financials lower; however, in July, investors quickly shifted capital from energy markets into more defensive positions and oversold financials. This marked a sharp reversal in trends from the previous nine months as value stocks outpaced growth stocks by 6% and small cap stocks beat their large cap brethren by 8% in the 4th quarter of the fiscal year.

Despite the reversal in the 4th quarter, the Russell 1000 Growth Index still managed to outpace the Russell 1000 Value Index by close to 3% as both stronger growing and more expensive stocks, as measured by P/E, outperformed despite losing significant ground later in the fiscal year. In the end, this environment benefited lower beta stocks over the entire fiscal year with investors flight to quality picking up pace as credit markets deteriorated.

The Fund trailed the Index, particularly due to exposure to the fixed income markets through the Smith Breeden Associate's portable alpha strategy. Although Smith Breeden Associate's portfolio was generally higher quality with very limited exposure to the sub-prime area of the market, the credit crunch was far reaching, and impacted markets outside of sub-prime as credit spreads widened to historical records. Investors' risk aversion led to forced selling of mortgage backed and asset backed securities in particular, as derivative markets all but dried up and hedge funds continued to experience large redemptions. The portfolio's exposure to anticipatory growth names also hurt relative performance as investors' sold off these names sharply due to concerns surrounding economic decay. We believe this was further exacerbated by hedge fund liquidations of high quality growth names which comprise a large portion of names within the anticipatory growth alpha source. On the positive side, the Fund's relaxation of the long-only constraint benefited our 130/30 managers, leading to strong positive stock selection within financials.

From an individual manager standpoint, INTECH and AJO were the only managers that beat the broad market during this volatile period. INTECH benefited from higher stock volatility although its volatility capture process did face head winds as stock correlation increased dramatically within this time period. The addition of LMCM, in particular, with its growth equity mandate, also impacted performance negatively towards the end of the fiscal year as emerging/anticipatory growth managers came under pressure as investors sold out of higher growth stocks and struggled to distinguish cyclical growth stocks from secular growth stocks.

During the fiscal year, SIMC added two mandates into the portfolio, growth and core, from one sub-adviser, Legg Mason Capital Management.

Large Cap Diversified Alpha Fund:

AVERAGE ANNUAL TOTAL RETURN(1)

                                               Annualized
                                    One Year    Inception
                                     Return      to Date
                                    --------   ----------
Large Cap Diversified Alpha Fund,
   Class A                           -26.42%     -4.14%
Large Cap Diversified Alpha Fund,
   Class I                           -26.70%     -4.33%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Diversified Alpha Fund, Class A and Class I, versus the Russell 1000 Index

                               (PERFORMANCE GRAPH)

             Large Cap Diversified   Large Cap Diversified
              Alpha Fund, Class A     Alpha Fund, Class I    Russell 1000 Index
             ---------------------   ---------------------   ------------------
12/14/05          $100,000                $100,000              $100,000
 9/30/06           104,436                 104,436               106,061
 9/30/07           120,768                 120,536               123,988
 9/30/08            88,857                  88,355                96,592

(1) For the period ended 9/30/08. Past performance is no indication of future performance. Class I Shares performance for the period prior to 9/14/06 is performance derived from the performance of the Class A Shares. The performance of the Class I Shares may be lower than the performance of Class A Shares because of different distribution fees paid by Class I shareholders. Class A Shares were offered beginning 12/14/05 and Class I Shares were offered beginning 9/14/06. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2008

S&P 500 Index Fund

Objective

The S&P 500 Index Fund (the "Fund") seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the S&P 500 Index (the "Index"). The Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. Stocks in the Index are chosen for market size (large cap), liquidity, and industry group representation.

Strategy

The Fund attempts to match the performance of the widely followed Index by replicating its composition in full. The fifty largest stocks in the index account for approximately 50% of the weighting of the index. Deviation of performance between the Fund and the Index, measured as tracking error, is typically attributable to trading costs and cash reserves held for liquidity needs. The presence of cash in the Fund may result in underperformance relative to the Index in rising markets and out-performance in declining markets. To mitigate these effects, the Fund may use stock index futures to hedge its cash position. Futures contracts enable the Fund to maintain exposure to the market with reduced trading expenses, since the cost of the futures contract is relatively nominal. The value of stock index futures held by the Fund may not exceed 20% of the Fund's assets.

Analysis

The S&P 500 Index Fund, Class A, returned -22.30% for the fiscal year ended September 30, 2008. The Index returned -21.98% for the fiscal year.

U.S. large cap stocks sold off during the fiscal year, losing close to 22% for the period ended September 30, 2008. Investors became increasingly concerned about global economic growth being stunted by the current financial crisis, which has led to higher borrowing costs and a decaying economic picture that pressured consumers. Continued weakness in housing sent prices sharply lower as the rally in oil prices, which peaked above $145 barrel in July, and tightening credit further exacerbated the ongoing subprime crisis.

The year began on shaky ground as large cap stocks rallied from their August lows following a U.S. Federal Reserve (the "Fed") rate cut at the end of September, but then soon gave way to downward pressure as several financial institutions took large write-downs due to growing foreclosures and falling asset (in particular homes) prices. In January alone, the market lost more than 10% as credit markets froze, which led the Fed to cut interest rates by 125 basis points in a two week span. In March, the market was stunned as Bear Stearns declared bankruptcy and was bought by JPMorgan Chase, with the federal government back stopping the deal. Markets then had a very brief rally driven by energy and technology before eventually succumbing to pressure from credit markets over the summer.

The financial crisis led to unprecedented government actions in the last quarter of the fiscal year, which included the following: The SEC banned short sales on financial firms twice, as the Government watched the FDIC take over IndyMac, placed Fannie Mae and Freddie Mac in conservatorship, allowed Lehman Brothers to declare bankruptcy and go out of business, provided an $85 billion bridge loan to AIG (the world's largest insurer) to prevent widespread financial collapse, took over Washington Mutual selling off its assets to JPMorgan Chase and brokered a deal for Wells Fargo to takeover Wachovia. By the end of September, stocks were under severe selling pressure as the odds of a recession increased, and frozen credit markets worldwide prevented companies and consumers from accessing credit.

The fiscal year saw sharp reversals in trends as energy and materials sectors continued to lead markets for the first nine months with returns of approximately 17% and 4%, respectively. Energy rallied on the back of strong oil prices and heightened supply concerns. The financial sector was a significant underperformer, weighed down by the credit market seizure. Thrifts and mortgage finance, consumer finance and investment banks were among the weakest performers. Momentum factors outpaced value factors as investors sent energy and materials stocks higher and financials lower; however, in July, investors quickly shifted capital from energy markets into more defensive positions and oversold financials. This marked a sharp

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2008

reversal in trends from the previous nine months as value stocks outpaced growth stocks by 6% and small cap stocks beat their large cap brethren by 8% in the 4th quarter of the fiscal year.

Despite the reversal in the 4th quarter of the fiscal year, growth stocks still managed to outpace their value oriented counterparts by close to 3% as both stronger growing and more expensive stocks, as measured by P/E, outperformed despite losing significant ground in the latter part of the fiscal year. In the end, this environment benefited lower beta stocks over the entire fiscal year with investors flight to quality picking up pace as credit markets deteriorated.

Nine out of ten Global Industry Classification Standard sectors generated negative returns during the fiscal year. Consumer staples were the only sector to post positive gains benefiting from an environment that rewarded lower beta & non-cyclical stocks. Meanwhile, financials, information technology and consumer discretionary stocks led the way lower amidst a darkening economic backdrop. Overall, the financial sector was the worst performing sector during the fiscal year as many of these stocks were at the center of the storm (continued write-downs) embroiling credit markets.

There were no sub-adviser changes during the fiscal year.

S&P 500 Index Fund:

AVERAGE ANNUAL TOTAL RETURN(1)

                              Annualized   Annualized   Annualized   Annualized
                   One Year     3 Year       5 Year       10 Year     Inception
                   Return       Return       Return       Return       to Date
                   --------   ----------   ----------   ----------   -----------
S&P 500 Index
   Fund, Class A    -22.30%     -0.16%        4.75%         2.65%        6.17%
S&P 500 Index
   Fund, Class E    -22.19%     -0.02%        4.91%         2.81%       10.34%
S&P 500 Index
   Fund, Class I    -22.49%     -0.41%        4.48%         2.37%        5.86%

Comparison of Change in the Value of a $10,000 Investment in the S&P 500 Index Fund, Class A, Class E, and Class I, versus the S&P 500 Index

                               (PERFORMANCE GRAPH)

                   S&P 500 Index    S&P 500 Index    S&P 500 Index,     S&P 500
                   Fund, Class A     Fund, Class E       Class I         Index
                   -------------    --------------   --------------     -------
9/30/98               $10,000          $10,000          $10,000         $10,000
9/30/99                12,757           12,731           12,682          12,780
9/30/00                14,418           14,366           14,255          14,478
9/30/01                10,543           10,488           10,369          10,624
9/30/02                 8,363            8,309            8,205           8,447
9/30/03                10,384           10,296           10,147          10,508
9/30/04                11,793           11,673           11,473          11,966
9/30/05                13,203           13,048           12,793          13,431
9/30/06                14,593           14,403           14,084          14,881
9/30/07                16,958           16,713           16,301          17,327
9/30/08                13,196           12,985           12,635          13,519

(1) For the period ended 9/30/08. Past performance is no indication of future performance. Class A shares were offered beginning 2/28/96. Class E shares were offered beginning 7/31/85. Class I shares were offered beginning 6/28/02. Class I shares performance for the period prior to 6/28/02 is performance derived from performance of the Class A shares. The performance of the Class A and Class I shares may be lower than the performance of Class E shares because of different distribution fees paid by Class A and Class I shareholders. Effective 7/31/97, the Board of Trustees approved the renaming of Class A and Class E shares to Class E and Class A shares, respectively. In addition, returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2008

Small Cap Value Fund

Objective

The Small Cap Value Fund (the "Fund") seeks to provide capital appreciation by investing in equity securities of smaller companies. The Fund invests in the stocks of companies perceived to be undervalued in light of fundamental characteristics such as earnings, book value, and return on equity.

Strategy

With respect to this Fund, SEI Investments Management Corporation ("SIMC") employs a multi-manager structure to gain exposure to the entire small cap value sector, adding value through stock selection while minimizing risk in the form of capitalization, valuation and economic sector exposures. The Fund is jointly sub-advised by nine investment managers. Assets of the Fund are strategically allocated among its sub-advisers, each of which has a responsibility for stock selection for its respective assets under management.

Through various investment approaches, each sub-adviser contributes a particular expertise or sub-style to the Fund. Using a bottom-up process, Artisan Partners Limited Partnership ("Artisan") seeks to identify companies which are currently trading below the intrinsic value of their business and which have little institutional following. BlackRock Capital Management ("BlackRock") focuses on attractively valued companies with a near term business catalyst. David J. Greene and Company ("DJ Greene") invests in complex multi-segment businesses often possessing several growth areas masked by a more-well known, slower growing segment. Lee Munder Investments ("Lee Munder") uses a classic value approach of identifying quality businesses trading below their normalized valuations. LSV Asset Management ("LSV") takes advantage of behavioral biases to invest in companies trading at deep discounts to their intrinsic value and with near term earnings visibility. Martingale Asset Management ("Martingale") employs a systematic approach focused on relative valuation, sustainable growth, and management quality. Wellington Management Company ("Wellington") utilizes a unique risk/reward relative valuation assessment to identify attractive real estate investments. Robeco Investment Management ("Robeco") seeks to exploit market anomalies through both traditional value investments and special situations, investing when a near-term, positive catalyst exists at company and sector levels. Each of the aforementioned sub-styles assumes a different importance in determining overall style risk and must therefore be weighted accordingly.

Analysis

The U.S. small-cap value market, as measured by the Russell 2000 Value Index (the "Index"), lost 12.25% during the fiscal year ended September 30, 2008. The market was negatively impacted by the flight from risk and de-linking from fundamentals that resulted from the U.S. sub-prime mortgage meltdown. U.S. financial institutions have been obligated to downsize their balance sheets by writing-down billions of dollars to account for housing losses, while hedge funds, facing margin calls, were compelled to de-leverage their portfolios by selling their most liquid, highest quality assets. Fears related to the sub-prime mortgage crisis spread through the market, seizing credit and liquidity, as banks stopped lending to one another. In addition, energy prices surged to historical highs in the first half of 2008, adding inflationary and recessionary pressures to a plethora of issues: declining housing values, higher food costs, increasing debt, and insignificant wage growth faced by U.S. consumers. Such a market environment proved to be unprecedented as the U.S. economy witnessed the nationalization of government sponsored entities Fannie Mae and Freddie Mac, its largest bank failure ever in Washington Mutual, Lehman Brothers' filing for Chapter 11 bankruptcy, and the U.S. Treasury ("Treasury") bailout of insurance giant AIG. In order to address investors' growing concern about the state of the U.S./global economy, the U.S. Federal Reserve cut rates seven times over the past year to foster liquidity and ignite lending among banks, while the Treasury requested an unprecedented $700B bailout package from Congress.

The fiscal year was marked by a de-linking from fundamentals amid the increased levels of volatility, as measured by the VIX Index, and heightened levels of risk aversion. Thus, the most expensive securities, as measured by P/E, higher return on equity, high momentum, and largest market cap stock quintiles were the worst performing areas of the small cap value market. Two of the ten Global Industry Classification Standard sectors, energy and utilities, posted

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2008

positive returns, while technology and consumer discretionary dragged down the market, losing over 29% for the period. Financials regained some of the losses incurred during the first nine months of the fiscal year with a fierce rally, particularly in the banks and real estate areas, during the final quarter of the period.

The Small Cap Value Fund, Class A, lost 16.02% for the year ended September 30, 2008; though four of the managers surpassed the Index. A combination of adverse sector allocation and stock selection hampered the Fund's performance over the period, despite positive relative performance in the consumer staples, discretionary and materials sectors. The Fund's struggles were particularly evident in the energy, real estate, and technology areas, as these detracted the most from performance. On a manager level, DJ Greene was hampered by its typical overweight to technology and poor stock selection in energy and healthcare. BlackRock also struggled during the period due to the manager's adverse allocation to energy, coupled with poor stock selection in the diversified financials, real estate, technology and materials areas. Systematic manager Martingale managed slight excess returns over the fiscal year, despite struggling in the third quarter of 2008 as many valuation metrics, such as forward one year P/E, exhibited negative returns. On a positive note, Artisan posted strong performance relative to the Index amid strong stock selection in consumer discretionary and industrials, coupled with a sizeable overweight and strong stock selection in energy. Artisan has strongly benefited from their returns in the energy sector during the past several years, and have only recently pared down their significant overweight.

DJ Greene was acquired by Neuberger Berman Management ("Neuberger") during the fiscal year. SIMC retained Neuberger as a sub-adviser.

Small Cap Value Fund:

AVERAGE ANNUAL TOTAL RETURN(1)

                                   Annualized   Annualized   Annualized   Annualized
                        One Year     3 Year       5 Year       10 Year     Inception
                         Return      Return       Return       Return       to Date
                        --------   ----------   ----------   ----------   ----------
Small Cap Value Fund,
   Class A               -16.02%      0.85%        9.33%        9.43%       11.05%
Small Cap Value Fund,
   Class I               -16.21%      0.62%        9.06%        9.10%       10.68%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Value Fund, Class A and Class I, versus the Russell 2000 Value Index

                               (PERFORMANCE GRAPH)

             Small Cap     Small Cap      Russell
            Value Fund,   Value Fund,       2000
              Class A       Class I     Value Index
            -----------   -----------   -----------
9/30/98       $100,000      $100,000      $100,000
9/30/99        104,471       104,139       105,829
9/30/00        120,915       119,923       122,082
9/30/01        124,683       123,208       128,930
9/30/02        121,939       120,170       127,042
9/30/03        157,645       154,917       167,268
9/30/04        198,107       194,094       210,191
9/30/05        240,123       234,629       247,503
9/30/06        264,945       258,349       282,170
9/30/07        293,289       285,252       299,363
9/30/08        246,305       239,017       262,665

(1) For the period ended 9/30/08. Past performance is no indication of future performance. Class I Shares performance for the period prior to 2/11/02 is performance derived from the performance of the Class A Shares.The performance of Class I Shares may be lower than the performance of Class A Shares because of different distribution fees paid by Class I shareholders. Class A Shares were offered beginning 12/20/94 and Class I Shares were offered beginning 2/11/02. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2008

Small Cap Growth Fund

Objective

The Small Cap Growth Fund (the "Fund") seeks to provide long-term capital appreciation by investing in equity securities of smaller companies. The Fund invests in the stocks of companies that have significant growth potential in light of such characteristics as revenue, earnings growth and positive earnings surprises.

Strategy

With respect to this Fund, SEI Investments Management Corporation ("SIMC") employs a multi-manager structure to gain exposure to the entire universe of small cap growth stocks, adding value through stock selection while minimizing risk in the form of capitalization, valuation and economic sector exposures. The Fund is jointly sub-advised by eight investment managers. Assets of the Fund are strategically allocated among its sub-advisers, each of which has a responsibility for stock selection for its respective assets under management.

Through various investment approaches, each sub-adviser contributes a particular expertise or sub-style to the Fund. Mazama Capital Management ("Mazama") invests primarily in stocks entering extended periods of growth not yet understood by the market. Wellington Management Company ("Wellington") focuses on companies that demonstrate growth at reasonable prices. Lee Munder Investments ("Lee Munder") seeks companies growing faster than the market while demonstrating skill in their ability to differentiate an attractive stock from a good company. McKinley Capital Management ("McKinley") emphasizes acceleration of the growth rate of companies relative to that of the market and looks for companies with positive earnings surprise. Martingale employs a systematic approach focused on relative valuation, sustainable growth, and management quality. Oppenheimer Capital uses an opportunistic approach that seeks to uncover: high growing stocks with substantial cash flows to be reinvested in the business, sustainable growth stocks that have been unfairly affected by market conditions, and sound companies to which the market has overreacted on negative company-specific news. Each of the aforementioned sub-styles assumes a different importance in determining overall style risk and must therefore be weighted accordingly.

Oppenheimer Capital was added to the portfolio during the final quarter of the fiscal year. PanAgora Asset Management and Delaware Management were terminated from the Fund's managerial lineup over the same period.

Analysis

The U.S. small-cap growth market, as measured by the Russell 2000 Growth Index (the "Index"), lost 17.07% during the fiscal year ended September 30, 2008. The market was negatively impacted by the flight from risk and de-linking from fundamentals that resulted from the U.S. sub-prime mortgage meltdown. U.S. financial institutions have been obligated to downsize their balance sheets by writing-down billions of dollars to account for housing losses, while hedge funds, facing margin calls, were compelled to de-leverage their portfolios by selling their most liquid, highest quality assets. Fears related to the sub-prime mortgage crisis spread through the market, seizing credit and liquidity, as banks stopped lending to one another. In addition, energy prices surged to historical highs in the first half of 2008, adding inflationary and recessionary pressures to a plethora of issues: declining housing values, higher food costs, increasing debt, and insignificant wage growth faced by U.S. consumers. Such a market environment proved to be unprecedented as the U.S. economy witnessed the nationalization of government-sponsored entities Fannie Mae and Freddie Mac, its largest bank failure ever in Washington Mutual, Lehman Brothers' filing for Chapter 11 bankruptcy, and the U.S. Treasury bailout of insurance giant AIG. In order to address investors' growing concern about the state of the U.S./global economy, the Fed cut rates seven times over the past year to foster liquidity and ignite lending among banks, while the U.S. Treasury requested an unprecedented $700B bailout package from Congress.

The fiscal year was marked by a de-linking from fundamentals amid the increased levels of volatility, as measured by the VIX Index, and increased levels of risk aversion. Thus, the fastest growing, most expensive, higher return on equity, high momentum, and largest market cap stock quintiles were the worst performing areas of the small cap growth market. Of the ten Global Industry Classification Standard sectors, only energy posted positive returns, while

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2008

technology and consumer discretionary were the worst performers, down over 25% for the period.

The Small Cap Growth Fund, Class A, lost 30.36% for the year ended September 30, 2008. Poor stock selection in consumer durables, technology, capital goods and retailing, coupled with the reversal in energy and financials proved detrimental to the Fund's relative performance. From a manager standpoint, Mazama's contrarian approach remained unrewarded by the market despite the manager's attractive valuations relative to peers and the Index. Risk aversion forced skittish investors to ignore the strong fundamentals of Mazama's growth companies. Wellington significantly detracted from performance due to the manager's underweight to energy during the ramp up in prices within the sector, and underweight to financials during the price reversal that dominated the sector in the final quarter of the fiscal year. McKinley and Martingale also significantly contributed to underperformance because of the managers' momentum exposures which were adversely caught in the price reversal of energy and financials. In addition, McKinley was hurt by holding securities which were generally larger and more liquid.

There were two new sub-advisers, Los Angeles Capital Management and Equity Research and Oppenheimer Capital, which SIMC added towards the end of the fiscal year.

Small Cap Growth Fund:

AVERAGE ANNUAL TOTAL RETURN(1)

                                            Annualized   Annualized   Annualized   Annualized
                                 One Year     3 Year       5 Year       10 Year     Inception
                                  Return      Return       Return       Return       to Date
                                 --------   ----------   ----------   ----------   ----------
Small Cap Growth Fund, Class A    -30.36%     -5.11%        1.58%        5.45%        8.58%
Small Cap Growth Fund, Class I    -30.57%     -5.36%        1.31%        5.12%        8.23%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Growth Fund, Class A and Class I, versus the Russell 2000 Growth Index

                               (PERFORMANCE GRAPH)

              Small Cap      Small Cap       Russell
            Growth Fund,   Growth Fund,       2000
               Class A        Class I     Growth Index
            ------------   ------------   ------------
9/30/98        $100,000       $100,000       $100,000
9/30/99         155,000        154,330        132,626
9/30/00         240,682        238,584        171,968
9/30/01         137,606        135,917         98,734
9/30/02         107,188        105,542         80,803
9/30/03         157,216        154,407        114,517
9/30/04         168,692        165,302        128,173
9/30/05         198,999        194,466        151,201
9/30/06         206,799        201,620        160,091
9/30/07         244,125        237,388        190,406
9/30/08         170,020        164,826        157,897

(1) For the period ended 9/30/08. Past performance is no indication of future performance. Class I Shares performance for the period prior to 8/6/01 is performance derived from the performance of the Class A Shares.The performance of Class I Shares may be lower than the performance of Class A Shares because of different distribution fees paid by Class I shareholders. Class A Shares were offered beginning 4/20/92 and Class I Shares were offered beginning 8/6/01. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2008

Tax-Managed Small Cap Fund

Objective

The investment objective of the Tax-Managed Small Cap Fund (the "Fund") is capital appreciation by investing in the equity securities of small companies. The Fund attempts to maximize after-tax returns to investors through investing in undervalued securities, selling stocks with the highest tax cost first and offsetting losses with gains where possible.

Strategy

With respect to this Fund, SEI Investments Management Corporation ("SIMC") employs a multi-manager structure to gain exposure to the entire small/mid cap universe, adding value through stock selection while minimizing risk in the form of capitalization, valuation and economic sector exposures. The Fund is jointly sub-advised by eight investment managers. Assets of the Fund are strategically allocated among the sub-advisers, each of which has a responsibility for stock selection for its respective assets under management.

Through various investment approaches, each sub-adviser contributes a particular expertise or sub-style to the Fund. BlackRock Capital Management ("BlackRock") focuses on attractively valued companies with a near-term business catalyst. David J. Greene and Company ("DJ Greene") invests in complex multi-segment businesses often possessing several growth areas masked by a more-well known, slower growing segment. LSV Asset Management ("LSV") takes advantage of behavioral biases to invest in companies trading at deep discounts to their intrinsic value and with near term earnings visibility. Mazama Capital Management ("Mazama") invests primarily in stocks entering extended periods of growth not yet understood by the market. McKinley Capital Management ("McKinley") emphasizes acceleration of the growth rate of companies relative to that of the market and looks for companies with positive earnings surprise. Parametric Portfolio Associates ("Parametric") invests in both value and growth small-cap stocks through a quantitative process which aggressively harvests tax-losses in the portfolio. Los Angeles Capital Management and Equity Research ("LA Capital") relies on a disciplined systematic approach which looks at factor rotation in the market. The research process is focused on identifying investment characteristics and factors that will work consistently across a broad group of stocks. Wells Capital Management ("WCM") evaluates a company's relative growth in conjunction with its relative valuation and fundamentals over a two to three year timeframe. Attractiveness of a stock depends on what the team considers the current and future risk premiums to be, and the extent to which they will be rewarded for holding that stock.

Analysis

The Russell 2500 Index lost 17.99% during the fiscal year ended September 30, 2008. The market was negatively impacted by the flight from risk and de-linking from fundamentals that resulted from the U.S. sub-prime mortgage meltdown. U.S. financial institutions have been obligated to downsize their balance sheets by writing-down billions of dollars to account for housing losses, while hedge funds, facing margin calls, were compelled to de-leverage their portfolios by selling their most liquid, highest quality assets. Fears related to the sub-prime mortgage crisis spread through the market, seizing credit and liquidity, as banks stopped lending to one another. In addition, energy prices surged to historical highs in the first half of 2008, adding inflationary and recessionary pressures to a plethora of issues: declining housing values, higher food costs, increasing debt, and insignificant wage growth faced by U.S. consumers. Such a market environment proved to be unprecedented as the U.S. economy witnessed the nationalization of government sponsored-entities Fannie Mae and Freddie Mac, its largest bank failure ever in Washington Mutual, Lehman Brothers' filing for Chapter 11 bankruptcy, and the U.S. Treasury ("Treasury") bailout of insurance giant AIG. In order to address investors' growing concern about the state of the U.S./global economy, the Fed cut rates seven times over the past year to foster liquidity and ignite lending among banks, while the Treasury requested an unprecedented $700B bailout package from Congress.

The fiscal year was marked by a de-linking from fundamentals amid the increased levels of volatility, as measured by the VIX Index, and heightened levels of fear. In this regard, the most expensive securities, as measured by P/E, higher return on equity, high momentum and largest market cap stock quintiles were the worst performing areas of the small/mid cap market. None of the ten Global

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2008

Industry Classification Standard sectors posted positive returns during the period, with technology, telecom, and consumer discretionary weighing on the market, down over 25% for the period. Financials recuperated some of the losses incurred during the first nine months of the fiscal year with a fierce rally, particularly in the banks and real estate areas, during the final fiscal quarter.

The Tax-Managed Small Cap Fund, Class A, lost 23.34% for the year ended September 30, 2008. A combination of adverse sector allocation and stock selection in the consumer durables, real estate, energy, and diversified financials areas overshadowed strong stock selection in industrials to drive the Fund's underperformance for the period. On a manager level, Mazama's poor stock selection in the technology, healthcare, and consumer discretionary severely detracted from the manager's performance. Risk aversion forced skittish investors to ignore the strong fundamentals of Mazama's growth companies. McKinley's exposure to high price momentum stocks detracted from performance in the midst of the sudden changes in market leaderships during the final quarter of the fiscal year: shifts from energy boom to a bust, and a rally in financials after serious losses. In addition, McKinley was hurt by holding securities which were generally larger and more liquid. On a positive note, Parametric's systematic tax harvesting process positively contributed to relative performance amid strong stock selection, particularly in the consumer staples and materials sectors.

There was one new sub-adviser, Wells Capital Management, which SIMC added towards the end of the fiscal year. DJ Greene was acquired by Neuberger Berman Management ("Neuberger") during the fiscal year. SIMC retained Neuberger as a sub-adviser.

Tax-Managed Small Cap Fund:

AVERAGE ANNUAL TOTAL RETURN(1)

                                         Annualized   Annualized   Annualized
                              One Year     3 Year       5 Year      Inception
                               Return      Return       Return       to Date
                              --------   ----------   ----------   ----------
Tax-Managed Small Cap Fund,
   Class A                     -23.34%     -2.11%        5.68%        3.56%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Small Cap Fund, Class A, versus the Russell 2500 Index

                               (PERFORMANCE GRAPH)

              Tax-Managed       Russell
             Small Cap Fund,     2500
                 Class A         Index
             ---------------   --------
10/31/00          $100,000      $100,000
 9/30/01            81,544        83,519
 9/30/02            75,440        77,293
 9/30/03           100,053       104,804
 9/30/04           116,362       124,206
 9/30/05           140,561       150,646
 9/30/06           148,293       163,907
 9/30/07           172,016       188,766
 9/30/08           131,866       154,813

(1) For the period ended 9/30/08. Past performance is no indication of future performance. Fund shares were offered beginning 10/31/00. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2008

Small/Mid Cap Diversified Alpha Fund

Objective

The Small/Mid Cap Diversified Alpha Fund (the "Fund") seeks to provide long-term growth of capital and income by investing in the equity securities of small- and mid-cap companies and in portfolio strategies designed to correlate to a portfolio composed of small- and mid-cap equity securities. While the Fund is expected to have an absolute return and risk profile similar to the broad U.S. small/mid cap equity market, returns may be derived in part from investing significant portions of the Fund in securities outside of the small/ mid cap market.

Strategy

The Fund uses a multi-manager approach under the general supervision of SEI Investments Management Corporation, allocating the assets among multiple sub-advisers that use different investment strategies to seek to achieve returns in excess of the performance of a broad U.S. large cap benchmark. This allocation among investment strategies aims to diversify the sources from which sub-advisers seek to achieve excess returns (i.e., returns in excess of a benchmark index), and thereby diversify the relative risk of the Fund.

Some sub-advisers may engage in short sales of up to 30% of the value of their Fund allocation and use the proceeds from the sale to purchase long positions in additional equity securities. Some sub-advisers may also use portfolio strategies that are designed to correlate with a portfolio of small/mid cap equity securities, but which are composed of derivative instruments backed by other types of securities.

Los Angeles Capital Management and Equity Research ("L.A. Capital"), Martingale Asset Management ("Martingale"), and PanAgora Asset Management ("PanAgora") seek to overweight stocks with attractive fundamental and/or technical characteristics and underweight those without attractive characteristics. All three sub-advisers use quantitative techniques to identify stock characteristics or factors that they believe are predictive of future outperformance, although the specific factors, definition of the factors and the factor weights in the model vary. Integrity Asset Management ("Integrity") uses a blend of qualitative and quantitative elements at each step of its process and focuses on the timing of purchases to avoid value traps. Wellington Management Company focuses on companies that demonstrate growth at reasonable prices. Smith Breeden seeks to generate alpha within the U.S. fixed income market and transport it to the equity market.

Analysis

The Russell 2500 Index lost 17.99% during the fiscal year ended September 30, 2008. The market was negatively impacted by the flight from risk and de-linking from fundamentals that followed the U.S. sub-prime mortgage meltdown. U.S. financial institutions have been obligated to downsize their balance sheets by writing-down billions of dollars to account for housing losses, while hedge funds, facing margin calls, were compelled to de-leverage their portfolios by selling their most liquid, highest quality assets. Fears related to the sub-prime mortgage crisis spread through the market, seizing credit and liquidity, as banks stopped lending to one another. In addition, energy prices surged to historical highs in the first half of 2008, adding inflationary and recessionary pressures to a plethora of issues: declining housing values, higher food costs, increasing debt, and insignificant wage growth faced by U.S. consumers. Such a market environment proved to be unprecedented as the U.S. economy witnessed the nationalization of government sponsored entities Fannie Mae and Freddie Mac, its largest bank failure ever in Washington Mutual, Lehman Brothers' filing for Chapter 11 bankruptcy, and the U.S. Treasury ("Treasury") bailout of insurance giant AIG. In order to address investors' growing concerns about the state of the U.S./global economy, the U.S. Federal Reserve cut rates seven times over the past year to foster liquidity and ignite lending among banks, while the Treasury requested an unprecedented $700B bailout package from congress.

The fiscal year was marked by a de-linking from fundamentals amid the increased levels of volatility, as measured by the VIX Index, and heightened levels of risk aversion. In this regard, the most expensive securities, as measured by P/E, higher return on equity, high momentum and largest market cap stock quintiles were the worst

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2008

performing areas of the small/mid cap market. None of the ten Global Industry Classification Standard sectors posted positive returns during the period, with technology, telecom and consumer discretionary weighing on the market, down over 25% for the period. Financials recuperated some of the losses incurred during the first nine months of the fiscal year with a fierce rally, particularly in the banks and real estate areas, during the final fiscal quarter.

The Small/Mid Cap Diversified Alpha Fund lost 27.63% for the year ended September 30, 2008, principally due to the struggles of alpha transport manager Smith Breeden which remains entangled in the dislocation of the credit market. From an equity sector standpoint, the Fund was adversely affected by poor stock selection, particularly in the financials and industrials areas. From a manager standpoint, Wellington particularly struggled with sector positioning, suffering from dramatic price reversals that saw energy rise to historical highs and financials fiercely rallying in the last quarter of the fiscal year. Martingale's momentum exposure was also hampered by the aforementioned price reversals, causing the manager to detract from performance in the period. L.A. Capital's factor rotation, which focuses on factor sustainability, faced a challenging environment due to the re-emergence of volatility and increased fears in the markets. Finally, Smith Breeden underperformed for the period as major issues in the credit markets generated significant stumbling blocks for the manager's process during the period.

There were no sub-adviser changes during the fiscal year.

Small/Mid Cap Diversified Alpha Fund:

AVERAGE ANNUAL TOTAL RETURN(1)

                                                   Annualized
                                        One Year    Inception
                                         Return      to Date
                                        --------   ----------
Small/Mid Cap Diversified Alpha Fund,
Class A                                  -27.63%     -15.82%
Small/Mid Cap Diversified Alpha Fund,
Class I                                  -27.72%     -15.97%

Comparison of Change in the Value of a $100,000 Investment in the Small/Mid Cap Diversified Alpha Fund, Class A and Class I, versus the Russell 2500 Index

                               (PERFORMANCE GRAPH)

               Small/Mid Cap       Small/Mid Cap
             Diversified Alpha   Diversified Alpha
               Fund, Class A       Fund, Class I     Russell 2500 Index
             -----------------   -----------------   ------------------
12/20/06        $100,000            $100,000            $100,000
 9/30/07         101,712             101,508             105,938
 9/30/08          73,604              73,373              86,883

(1) For the period ended 9/30/08. Past performance is no indication of future performance. Class I Shares performance for the period prior to 10/01/07 is performance derived from the performance of the Class A Shares. The performance of Class I Shares may be lower than the performance of Class A Shares because of different distribution fees paid by Class I Shares. Class A Shares were offered beginning 12/20/06 and Class I Shares were offered beginning 10/01/07. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2008

Mid-Cap Fund

Objective

The Mid-Cap Fund (the "Fund") seeks to provide long-term capital appreciation by investing primarily in equity securities of mid-sized companies in a core style.

Strategy

With respect to this Fund, SEI Investments Management Corporation ("SIMC") employs a multi-manager structure to gain exposure to the entire small/mid cap universe, adding value through stock selection while minimizing risk in the form of capitalization, valuation and economic sector exposures. The Fund is jointly sub-advised by eight investment managers. Assets of the Fund are strategically allocated among the sub-advisers, each of which has a responsibility for stock selection for its respective assets under management.

Through various investment approaches, each sub-adviser contributes a particular expertise or sub-style to the Fund. Martingale Asset Management ("Martingale") employs a systematic approach focused on valuation, relative performance and management quality. Martingale selects stocks of companies that have low price to earnings ratios and price to book ratios, but that also have high sustainable growth levels and some prospects of high positive earnings revisions. Quantitative Management Associates ("QMA") believes that markets are largely efficient, but that investors make systematic mistakes, and a quantitative investment process that reduces the influence of biases on investment decisions will more effectively identify and exploit common investor mistakes. QMA emphasizes different factor metrics, depending on the growth rate of a company to identify and exploit mispriced stocks.

Analysis

The U.S. mid-cap equity market, as measured by the Russell Mid-Cap Index, lost 22.36% during the fiscal year ended September 30, 2008. After five years of steady growth, U.S. mid cap stocks were negatively impacted by the flight from risk and de-linking from fundamentals that resulted from the sub-prime mortgage meltdown. U.S. financial institutions were obligated to downsize their balance sheets by writing-down billions of dollars to account for housing losses, while hedge funds, facing margin calls, were compelled to deleverage their portfolios by selling their most liquid, highest quality assets. Fears related to the sub-prime mortgage crisis spread through the market, seizing credit and liquidity, as banks stopped lending to one another. In addition, energy prices surged to all-time highs in the first half of 2008, adding inflationary and recessionary pressures to a plethora of issues: declining housing values, higher food costs, increasing debt, and insignificant wage growth faced by U.S. consumers. Such a market environment proved to be unprecedented as the U.S. economy witnessed the nationalization of government-sponsored entities Fannie Mae and Freddie Mac, its largest bank failure ever in Washington Mutual, Lehman Brothers' filing for Chapter 11 bankruptcy, and the U.S. Treasury bailout of insurance giant AIG. In order to address investors' growing concern about the state of the U.S./global economy, the U.S. Federal Reserve cut rates seven times over the past year to foster liquidity and ignite lending among banks, while the U.S. Treasury requested an unprecedented $700B bailout package from Congress.

During the past fiscal year there has been a value bias in the mid cap universe, as growth stocks underperformed their value counterparts by nearly 4%. Most of this differential was realized in the last three months of the period due to a sharp reversal and downturn of energy prices (energy has a higher weight in the growth benchmark) and a rebound in consumer staples and financials' performances (these sectors are more heavily weighted in the value benchmark). The fiscal year was also marked by a de-linking from fundamentals amid the increased levels of volatility, as measured by the VIX Index, and risk aversion. Thus, the fastest growing, most expensive, higher return on equity, and largest market cap stock quintiles were the worst performing areas of the mid cap market. None of the ten Global Industry Classification Standard sectors posted positive returns, and the consumer discretionary, technology, and telecom sectors were the worst performers, down over 29% for the period.

The Mid-Cap Fund, Class A, lost 25.45% for the year ended September 30, 2008. The Fund was hampered by adverse stock selection in the consumer staples, materials and real estate areas, which erased the strong performance realized in the consumer discretionary sector. From a manager standpoint, Martingale's

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2008

exposure to price momentum proved to be detrimental in the midst of sudden price reversals in energy and financials. The manager's poor stock selection to high P/E stocks significantly detracted from performance, as those stocks led the market. QMA also underperformed during the period amid poor stock selection in energy and adversely participating in the price reversal that dominated the last quarter of the fiscal year. In addition, the manager was hurt by its allocation to the growth areas of the market as measured by forward one year earnings growth.

There were no sub-adviser changes during the fiscal year.

Mid-Cap Fund:

AVERAGE ANNUAL TOTAL RETURN(1)

                           Annualized   Annualized   Annualized   Annualized
                One Year     3 Year       5 Year       10 Year     Inception
                 Return      Return       Return       Return       to Date
                --------   ----------   ----------   ----------   ----------
Mid-Cap Fund,
Class A          -25.45%     -1.68%        8.29%        8.25%        9.52%
Mid-Cap Fund,
Class I          -25.70%     -1.96%        7.97%        7.94%        9.20%

Comparison of Change in the Value of a $100,000 Investment in the Mid-Cap Fund, Class A and Class I, versus the Russell Mid-Cap Index

                               (PERFORMANCE GRAPH)

            Mid-Cap Fund,   Mid-Cap Fund,   Russell Mid-Cap
               Class A         Class I           Index
            -------------   -------------   ---------------
9/30/98        $100,000        $100,000        $100,000
9/30/99         116,532         116,153         119,450
9/30/00         148,160         147,260         157,221
9/30/01         119,130         118,043         122,069
9/30/02         115,149         113,787         111,106
9/30/03         148,453         146,368         147,355
9/30/04         181,456         178,285         177,631
9/30/05         232,534         227,928         222,220
9/30/06         252,292         246,568         243,484
9/30/07         296,475         289,036         286,996
9/30/08         221,023         214,766         222,828

(1) For the period ended 9/30/08. Past performance is no indication of future performance. Class I Shares performance for the period prior to 10/01/07 is performance derived from the performance of the Class A Shares. The performance of Class I Shares may be lower than the performance of Class A Shares because of different distribution fees paid by Class I Shares. Class A Shares were offered beginning 2/16/93 and Class I Shares were offered beginning 10/01/07. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2008

U.S. Managed Volatility Fund

Objective

The U.S. Managed Volatility Fund (the "Fund") invests in common stocks and other equity securities and employs a broad range of investment strategies intended to generate capital appreciation, but with a lower level of volatility than the broad U.S. equity markets.

Strategy

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation ("SIMC"). Each sub-adviser, in managing its portion of the Fund's assets, employs various investment strategies intended to achieve returns similar to that of the broad U.S. equity markets, but with a lower level of volatility over the long-term. The Fund seeks to achieve lower volatility by constructing a portfolio of securities that effectively weights securities based on their total expected risk and return, without regard to market capitalization, industry or tracking error targets relative to the broad market. As such, the Fund is expected to have meaningful differentiations in terms of sector weights and short-term performance relative to broad market indices.

The Fund utilizes Aronson + Johnson + Ortiz ("AJO") and Analytic Investors ("Analytic") as sub-advisers; each utilizes a differentiated investment and risk model.

Analysis

The U.S. Managed Volatility Fund, Class A, lost 12.38% for the fiscal year ended September 30, 2008. The S&P 500 Index lost 21.98% for the fiscal year.

U.S. large cap stocks sold off during the fiscal year, losing close to 22% for the period ending September 30, 2008. Investors became increasingly concerned about global economic growth being stunted by the current financial crisis, which has led to higher borrowing costs and a decaying economic picture that pressured consumers. Continued weakness in housing sent prices sharply lower as the rally in oil prices, which peaked above $145 barrel in July, and tightening credit further exacerbated the ongoing subprime crisis.

The year began on shaky ground as large cap stocks rallied from their August lows following a U.S. Federal Reserve (the "Fed") rate cut at the end of September, but then soon gave way to downward pressure as several financial institutions took large write-downs due to growing foreclosures and falling asset (in particular homes) prices. In January alone, the market lost more than 10% as credit markets froze, which led the Fed to cut interest rates by 125 basis points in a two week span. In March, the market was stunned as Bear Stearns declared bankruptcy and was bought by JPMorgan Chase, with the federal government back stopping the deal. Markets then had a very brief rally driven by energy and technology before eventually succumbing to pressure from credit markets over the summer.

The financial crisis led to unprecedented government actions in the last quarter of the fiscal year, which included the following: The SEC banned short sales on financial firms twice, as the Government watched the FDIC take over IndyMac, placed Fannie Mae and Freddie Mac in conservatorship, allowed Lehman Brothers to declare bankruptcy and go out of business, provided an $85 billion bridge loan to AIG (the world's largest insurer) to prevent widespread financial collapse, took over Washington Mutual selling off its assets to JPMorgan Chase and brokered a deal for Wells Fargo to takeover Wachovia. By the end of September, stocks were under severe selling pressure as the odds of a recession increased, and frozen credit markets worldwide prevented companies and consumers from accessing credit.

The fiscal year saw sharp reversals in trends as energy and materials sectors continued to lead markets for the first nine months with returns of approximately 17% and 4%, respectively. Energy rallied on the back of strong oil prices and heightened supply concerns. The financial sector was a significant underperformer weighed, down by the seizure in credit markets. Thrifts and mortgage finance, consumer finance and investment banks were among the weakest performers. Momentum factors outpaced value factors as investors sent energy and materials stocks higher and financials lower; however, in July, investors quickly shifted capital from energy markets into more defensive positions and oversold financials. This marked a sharp reversal in trends from the previous nine months as value stocks outpaced growth stocks by 6% and small cap stocks beat their large cap brethren by 8% in the 4th quarter of the fiscal year.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2008

Despite the reversal in the 4th quarter, the Russell 1000 Growth Index still managed to outpace the Russell 1000 Value Index by close to 3% as both stronger growing and more expensive stocks, as measured by P/E, outperformed despite losing significant ground later in the fiscal year. In the end, this environment benefited lower beta stocks over the entire fiscal year with investors flight to quality picking up pace as credit markets deteriorated.

Given that the Fund is not managed against a specific benchmark; we would expect it to vary significantly from the broad market performance on a shorter-term basis. In particular, the Fund generally favors stocks with relatively low beta to the overall equity market, such as utilities and consumer staples, and largely avoids high beta stocks, such as information technology. We would expect the Fund to have a difficult time keeping up with strongly rallying markets, but provide strong downside protection in bear markets. In the recent fiscal year, the broad equity market lost over 21%, and as such we are extremely pleased with the portfolio's performance during a difficult market environment. For the fiscal period, underweights to financials, information technology and consumer discretionary stocks and overweights to staples and healthcare stocks were beneficial. Strong stock selection across almost all sectors, particularly utilities, also benefited the portfolio's relative performance. As an overall theme for the year, investors rewarded a premium to lower beta stocks as a flight to quality took hold and concerns about economic decay mounted. Both managers, Analytic and AJO, outperformed in the period due to an overall emphasis on lower beta stocks, which led to strong stock selection.

There were no sub-adviser changes during the fiscal year.

U.S. Managed Volatility Fund:

AVERAGE ANNUAL TOTAL RETURN(1)

                                           Annualized   Annualized
                                One Year     3 Year      Inception
                                 Return      Return       to Date
                                --------   ----------   ----------
U.S. Managed Volatility Fund,
Class A                          -12.38%      3.07%        6.03%
U.S. Managed Volatility Fund,
Class I                          -12.58%      2.70%        5.63%

Comparison of Change in the Value of a $150,000 Investment in the U.S. Managed Volatility Fund, Class A and Class I, versus the S&P 500 Index

                               (PERFORMANCE GRAPH)

             U.S. Managed Volatility   U.S. Managed Volatility
                 Fund, Class A              Fund, Class I          S&P 500 Index
             -----------------------   -----------------------     -------------
10/28/04          $150,000                     $150,000             $150,000
 9/30/05           172,403                      171,722              166,248
 9/30/06           185,578                      184,170              184,188
 9/30/07           215,431                      212,765              214,468
 9/30/08           188,766                      186,001              167,337

(1) For the period ended 9/30/08. Past performance is no indication of future performance. Class I Shares performance for the period prior to 6/29/07 is performance derived from the performance of the Class A Shares. The performance of the Class I Shares may be lower then the performance of the Class A Shares because of different distribution fees paid by Class I shareholders. Class A Shares were offered beginning 10/28/04 and Class I Shares were offered beginning 6/29/07. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2008

Global Managed Volatility Fund

Objective

The Global Managed Volatility Fund (the "Fund") invests in common stocks and other equity securities and employs a broad range of investment strategies intended to generate capital appreciation, but with a lower level of volatility than the broad global equity market.

Strategy

The Fund uses a multi-manager approach, relying on sub-advisers with differing investment approaches to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation. Each sub-adviser employs various investment strategies intended to achieve returns similar to that of the broad global equity markets, but with a lower level of volatility over the long-term. The Fund seeks to achieve lower volatility by constructing a portfolio that effectively weights securities based on their total expected risk and return, without regard to market capitalization, industry or tracking error targets relative to the broad market. As such, the Fund is expected to have meaningful differentiations in terms of sector weights and short-term performance relative to broad market indices.

The Fund utilizes Acadian Asset Management ("Acadian") and Analytic Investors ("Analytic") as sub-advisers, and each utilizes a differentiated investment and risk model.

Analysis

The Fund's preference for low volatility stocks provided meaningful downside protection for the fiscal year ended September 30, 2008. While the Fund declined 16.60%, it outperformed the Morgan Stanley MSCI World Index, which fell 26.04%, by more than 9%. The Fund's reduction in volatility was achieved by targeting low beta and low correlation stocks. Over 80 percent of the Fund's weight is concentrated in the lower 2 quintiles of beta as calculated by Barra.

Within the traditional framework of sector attribution, the Fund was and remains defensively positioned with an overweight to consumer staples, health care and utilities and underweight to financials, energy, information technology, materials and to a lesser extent industrials. Sector positioning was an overall positive and contributed over 400 basis points ("bps") of alpha. In particular, the overweight stance to consumer staples and health care generated over 300 bps of excess return. Strong stock selection in financials and industrials further aided return.

Both managers outperformed during the year. Success was driven primarily by beneficial portfolio positioning among the lower volatility stocks. Analytics' alpha model also contributed but to a lesser extent. Stock selection was particularly strong in financials.

Acadian's positive alpha can be attributed to its positioning in low beta stocks. Over 90 percent of Acadian's portfolio is located in the lower quintiles of beta. The managers' alpha model, however, continued to generate a negative selection effect. Sector selection, primarily in consumer staples and health care was beneficial. In addition, positive stock selection within financials, industrials and information technology sectors further aided return.

There were no sub-adviser changes during the fiscal year.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2008

Global Managed Volatility Fund:

AVERAGE ANNUAL TOTAL RETURN(1)

                                                     Annualized
                                          One Year    Inception
                                           Return     to Date
                                          --------   ----------
Global Managed Volatility Fund, Class A    -16.60%     -2.31%
Global Managed Volatility Fund, Class I    -16.86%     -2.71%

Comparison of Change in the Value of a $100,000 Investment in the Global Managed Volatility Fund, Class A and Class I, versus the Morgan Stanley MSCI World Index

                               (PERFORMANCE GRAPH)

             Global Managed     Global Managed
            Volatility Fund,   Volatility Fund,   Morgan Stanley
                 Class A            Class I       MSCI World Index
            ----------------   ----------------   ----------------
7/27/06        $100,000           $100,000          $100,000
9/30/06         103,700            103,586           104,898
9/30/07         113,945            113,288           127,031
9/30/08          95,033             94,191            93,952

(1) For the period ended 9/30/08. Past performance is no indication of future performance. Class I Shares performance for the period prior to 6/29/07 is performance derived from the performance of the Class A Shares. The performance of the Class I Shares may be lower then the performance of the Class A Shares because of different distribution fees paid by Class I shareholders. Class A Shares were offered beginning 7/27/06 and Class I Shares were offered beginning 6/29/07. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2008

Tax-Managed Managed Volatility Fund

Objective

The Tax-Managed Managed Volatility Fund (the "Fund") invests in common stocks and other equity securities and employs a broad range of investment strategies intended to generate capital appreciation, but with a lower level of volatility than the broad U.S. equity markets. The Fund attempts to enhance after-tax returns to investors through lower turnover and tax management techniques.

Strategy

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation. Each sub-adviser, in managing its portion of the Fund's assets, employs various investment strategies intended to achieve returns similar to that of the broad U.S. equity markets, but with a lower level of volatility over the long-term. The Fund seeks to achieve lower volatility by constructing a portfolio of securities that effectively weights securities based on their total expected risk and return, without regard to market capitalization, industry or tracking error targets relative to the broad market. As such, the Fund is expected to have meaningful differentiation in terms of sector weights and short-term performance relative to broad market indices.

The Fund utilizes Aronson + Johnson + Ortiz ("AJO"), Analytic Investors ("Analytic") and Parametric Portfolio Associates ("Parametric") as sub-advisers; each brings a differentiated investment and risk model. Parametric serves as the implementation manager for Analytic's investment process of harvesting tax losses in order to enhance after-tax return.

Analysis

The Tax-Managed Managed Volatility Fund, Class A, returned -9.24% for the fiscal period (inception December 20, 2007) ended September 30, 2008. The Russell 3000 Index returned -21.52% for the fiscal period.

U.S. equity markets sold off during the fiscal period losing close to 19% since the Fund's inception through September 30, 2008.

Investors became increasingly concerned about global economic growth being stunted by the current financial crisis, which has led to higher borrowing costs and a decaying economic picture that pressured consumers. Continued weakness in housing sent prices sharply lower as the rally in oil prices, which peaked above $145 barrel in July, and tightening credit further exacerbated the ongoing subprime crisis.

The year began on shaky ground as large cap stocks rallied from their August lows following a U.S. Federal Reserve (the "Fed") rate cut at the end of September, but then soon gave way to downward pressure as several financial institutions took large write-downs due to growing foreclosures and falling asset (in particular homes) prices. In January alone, the market lost more than 10% as credit markets froze, which led the Fed to cut interest rates by 125 basis points in a two week span. In March, the market was stunned as Bear Stearns declared bankruptcy and was bought by JPMorgan Chase, with the federal government back stopping the deal. Markets then had a very brief rally driven by energy and technology before eventually succumbing to pressure from credit markets over the summer.

The financial crisis led to unprecedented government actions in the last quarter of the fiscal year, which included the following: The SEC banned short sales on financial firms twice, as the Government watched the FDIC take over IndyMac, placed Fannie Mae and Freddie Mac in conservatorship, allowed Lehman Brothers to declare bankruptcy and go out of business, provided an $85 billion bridge loan to AIG (the world's largest insurer) to prevent widespread financial collapse, took over Washington Mutual selling off its assets to JPMorgan Chase and brokered a deal for Wells Fargo to takeover Wachovia. By the end of September, stocks were under severe selling pressure as the odds of a recession increased, and frozen credit markets worldwide prevented companies and consumers from accessing credit.

The fiscal year saw sharp reversals in trends as energy and materials sectors continued to lead markets for the first nine months with returns of approximately 17% and 4%, respectively. Energy rallied on the back of strong oil prices and heightened supply concerns. The financial sector was a significant underperformer, weighed down by

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2008

the credit market seizure. Thrifts and mortgage finance, consumer finance and investment banks were among the weakest performers. Momentum factors outpaced value factors as investors sent energy and materials stocks higher and financials lower; however, in July, investors quickly shifted capital from energy markets into more defensive positions and oversold financials. This marked a sharp reversal in trends from the previous nine months as value stocks outpaced growth stocks by 6% and small cap stocks beat their large cap brethren by 8% in the 4th quarter of the fiscal year.

Despite the reversal in the 4th quarter, the Russell 1000 Growth Index still managed to outpace the Russell 1000 Value Index by close to 3% as both stronger growing and more expensive stocks, as measured by P/E, outperformed despite losing significant ground later in the fiscal year. In the end, this environment benefited lower beta stocks over the entire fiscal year with investors flight to quality picking up pace as credit markets deteriorated.

Given that the Fund is not managed against a specific index; we would expect it to vary significantly from the broad market performance on a short-term basis. In particular, the Fund generally favors stocks with relatively low beta to the overall equity market, such as utilities and consumer staples, and largely avoids stocks with high beta, such as information technology. We would expect the Fund to have a difficult time keeping up with strongly rallying markets, but provide strong downside protection in bear markets. In the recent fiscal period, the broad equity market lost over 19%, and as such we are extremely pleased with how the portfolio performed during a difficult market environment. For the fiscal period, being underweight financials, information technology and consumer discretionary stocks and overweight staples and healthcare, benefited the Fund's relative performance. Strong stock selection across most sectors, particularly utilities, was also beneficial. As an overall theme for the year, investors rewarded a premium to lower beta stocks as a flight to quality took hold and concerns about economic decay mounted. Both sub-advisers, Analytic and AJO, outperformed in the period due to an overall emphasis on lower beta stocks, which led to their strong stock selection.

There were no sub-adviser changes during this fiscal period.

Tax-Managed Managed Volatility Fund:

AVERAGE ANNUAL TOTAL RETURN(1)

                                      Cumulative
                                       Inception
                                        to Date
                                      ----------
Tax-Managed Managed Volatility Fund     -9.24%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Managed Volatility Fund, versus the Russell 3000 Index

                               (PERFORMANCE GRAPH)

               Tax-Managed
                 Managed       Russell 3000
             Volatility Fund       Index
             ---------------   ------------
12/20/07       $100,000          $100,000
 9/30/08         90,762            81,635

(1) For the period ended 9/30/08. Past performance is no indication of future performance. Fund shares were offered beginning 12/20/07. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2008

Real Estate Fund

Objective

The Real Estate Fund (the "Fund") seeks to provide total return including current income and capital appreciation by investing in real estate securities.

Strategy

With respect to this Fund, SEI Investments Management Corporation employs a multi-manager structure to gain exposure to the entire real estate sector in the United States. The Fund is non-diversified and expects to hold a small number of securities, thus increasing the importance of each holding. The Fund will invest at least 80% of its net assets in equity securities of real estate investment companies and real estate operating companies. The Fund is jointly sub-advised by two investment managers. Assets of the Fund are strategically allocated among its two sub-advisers, each of which has a responsibility for stock selection for its respective assets under management.

Through various investment approaches, each sub-adviser contributes a particular expertise or sub-style to the Fund. Security Capital Research and Management ("Security Capital") integrates research on real estate sub-market analysis with fundamental company analysis to find attractively priced securities. Wellington Management Company ("Wellington") utilizes a unique risk/reward relative valuation assessment to identify attractive real estate investments.

Analysis

The Wilshire Real Estate Securities (Full Cap) Index (the "Index") lost 12.86% for the year ended September 30, 2008. The real estate segment of the market experienced a broad based slowdown over the last twelve months, with a majority of industries posting negative returns for the period. Three of the largest detractors from the Index's performance were the hotel, regional malls and industrials areas, while self storage was a positive contributor. Hotel Real Estate Investment Trust's ("REIT") sold off as concerns surrounding debt laden consumers continued to mount, and popular tourist areas showed signs of significant drop-offs in volume. Regional malls also came under pressure due to weakening consumer sentiment and slowing consumer spending. Industrial REIT's were also hit hard as higher input costs and sharp declines in manufacturing put pressure on the industry as a whole. Overall, investors became increasingly concerned about REIT's ability to roll over issuance of debt as credit markets seized up towards the end of the period. This put further pressure on the equity of those companies, as investors sought to exploit the historically large yield premiums available on debt and preferred instruments due to continued fallout from the subprime meltdown and credit crisis.

The Real Estate Fund, Class A, returned -17.15% for the year ended September 30, 2008. The Fund lagged the Index in seven of its twelve sectors. Wellington negatively impacted the Fund through stock selection in regional malls and an underweight to the healthcare and self storage industries, the best performing areas of the REIT market. Security Capital outperformed the Index for the period through strong stock selection in regional malls and strip centers. Avoiding troubled companies helped Security Capital to mitigate poor stock selection in hotels and industrials.

There were no sub-adviser changes during the fiscal year.

Real Estate Fund:

AVERAGE ANNUAL TOTAL RETURN(1)

                                       Annualized   Annualized
                            One Year     3 Year      Inception
                             Return      Return       to Date
                            --------   ----------   ----------
Real Estate Fund, Class A    -17.15%      4.47%       12.67%
Real Estate Fund, Class I    -17.33%      4.20%       12.39%

Comparison of Change in the Value of a $100,000 Investment in the Real Estate Fund, Class A and Class I, versus the Wilshire Real Estate Securities (Full Cap) Index

                               (PERFORMANCE GRAPH)

                                                         Wilshire
                                                        Real Estate
                                                        Securities
             Real Estate Fund,   Real Estate Fund,      (Full Cap)
                  Class A             Class I              Index
             -----------------   -----------------   ----------------
11/13/03        $100,000            $100,000             $100,000
 9/30/04         120,817             120,526              120,298
 9/30/05         157,028             156,310              154,808
 9/30/06         204,821             203,342              198,677
 9/30/07         216,076             213,934              206,378
 9/30/08         179,016             176,863              179,841

(1) For the period ended 9/30/08. Past performance is no indication of future performance. Class I Shares performance for the period prior to 10/01/07 is performance derived from the performance of the Class A Shares. The performance of Class I Shares may be lower than the performance of Class A Shares because of different distribution fees paid by Class I Shares. Class A Shares were offered beginning 11/13/03 and Class I Shares were offered beginning 10/01/07. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2008

Enhanced Income Fund

Objective

The Enhanced Income Fund (the "Fund") seeks to provide an enhanced return above LIBOR (London InterBank Offered Rate).

Strategy

The Fund's investment strategy, using multiple sub-advisers, focuses on generating absolute return through the management of securities in multiple asset classes, including currency. The Fund's managers employ security selection to invest in a diversified portfolio of short duration investment grade and non-investment grade securities, including bank loans. Active currency management is also utilized to enhance long-term performance.

Analysis

The Enhanced Income Fund, Class A, returned -12.42% for the year ended September 30, 2008, compared to 3.47% for the 3-Month LIBOR Index. The fixed income markets experienced turbulent conditions during the period as escalating delinquencies and defaults on sub-prime mortgages triggered a flight to safety into U.S. Treasury ("Treasury") obligations. As economic momentum slowed and the risk of recession grew, the U.S. Federal Reserve (the "Fed") lowered the benchmark Fed Funds rate to 2% in late September (subsequently lowered to 1.0% at the end of October) from 4.75% in September 2007. The two year Treasury yield fell from almost 4.00% to roughly 2.00% at the end of September. Ten year Treasury yields fell 76 basis points to 3.8% as the yield curve steepened. The 3-Month LIBOR rate fell from 5.23% to 4.05% during the period. The spread to Fed Funds and short dated Treasury Bills widened significantly, however, reflecting the market's concern about liquidity and counterparty risk.

The anticipation of increased losses in mortgage-backed and asset-backed securities led to massive write downs on the balance sheets of some of the world's premier financial institutions including Citigroup, UBS, Merrill Lynch, Wachovia Bank and Lehman Brothers. The fixed income markets became dysfunctional as the leading institutions ceased to provide liquidity even to some of the highest quality sectors of the market. The crisis came to a boiling point in mid March when the Government engineered a bailout of Bear Stearns, which was subsequently acquired by JPMorgan Chase. In unprecedented action, the Fed put several new liquidity facilities in place for the dealer community, including the allowance of investment banks to borrow from the Fed's discount window, a right historically limited to commercial banks. These efforts proved too little, as we later witnessed the U.S. government takeover of Fannie Mae and Freddie Mac, the fall of Lehman Brothers and Washington Mutual, the acquisition of Merrill Lynch by Bank of America, the U.S. government bailout of AIG, foreign government bailouts for various European banks, and a large U.S. money market fund "breaking the buck."

The non-Treasury sectors of the market lagged the powerful rally in Treasury securities leading to significant underperformance in these sectors. Asset-backed securities underperformed similar duration Treasuries by 14.90% for the period, while investment grade corporate bonds underperformed by 16.46% and agency mortgages underperformed by 0.51%. Senior bank loans also underperformed as investors began to anticipate higher levels of defaults in these sectors.

The Fund's heavy emphasis on the non-Treasury sectors detracted from relative return for the period as yield spreads widened dramatically in the corporate, mortgage and asset-backed markets. The Fund had a heavy allocation to mortgage and asset-backed securities throughout the period, and emphasized non-agency AAA-rated senior securities. These holdings detracted significantly from performance as prices deteriorated with the loss of liquidity, and valuations deteriorated to a level below what traditional credit fundamentals would suggest. The portfolio's roughly 30% allocation to senior bank loans was the other major detractor from performance during the period. Valuations in these below investment grade instruments fell dramatically during the period, despite their seniority in the capital structure, reflecting increased concerns about economic strength and corporate profitability. The default rate in this sector increased to an annualized rate of 3.1% at the end of September, outpacing the market's long term average 12-month trailing default rate of 2.40%. In addition, the massive backlog of bank loans on bank balance sheets, while slowly declining, caused significant technical pressures on the market, further pushing down secondary prices. Finally, the portfolio's currency strategy detracted from

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2008

performance modestly due to the increase in volatility and underperformance of higher yielding currencies.

There was one new sub-adviser, UBS Global Asset Management, which SEI Investments Management Corporation added towards the end of the fiscal year.

Enhanced Income Fund:

AVERAGE ANNUAL TOTAL RETURN(1)

                                           Annualized
                                One Year    Inception
                                 Return     to Date
                                --------   ----------
Enhanced Income Fund, Class A    -12.42%      -4.16%
Enhanced Income Fund, Class I    -12.61%      -4.61%

Comparison of Change in the Value of a $100,000 Investment in the Enhanced Income Fund, Class A and Class I, versus the 3-Month LIBOR Index

                               (PERFORMANCE GRAPH)

            Enhanced Income   Enhanced Income   3-Month LIBOR
             Fund, Class A     Fund, Class I        Index
            ---------------   ---------------   -------------
7/27/06       $100,000          $100,000           $100,000
9/30/96        101,100           100,993            100,997
9/30/07        104,089           103,258            106,623
9/30/08         91,161            90,237            110,767

(1) For the period ended 9/30/08. Past performance is no indication of future performance. Class I Shares performance for the period prior to 6/29/07 is performance derived from the performance of the Class A Shares.The performance of Class I Shares may be lower than the performance of Class A Shares because of different distribution fees paid by Class I shareholders. Class A Shares were offered beginning 7/27/06 and Class I Shares were offered beginning 6/29/07. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2008

Core Fixed Income Fund

Objective

The Core Fixed Income Fund (the "Fund") seeks to provide current income consistent with the preservation of capital.

Strategy

The Fund's investment strategy focuses on sector rotation, both among and within sectors, and issue selection. Risk is principally controlled by explicitly limiting fund interest rate exposure relative to the Barclays Capital Aggregate Bond Index (the "Index"), formerly the Lehman Aggregate Bond Index. The Fund's sub-advisers focus on four key areas in determining portfolio structure: duration weighting, term structure, sector allocation and issue selection. While the duration and term structure decisions underlie the implementation process, the sub-advisers primarily concentrate on sector and issue selection to add value. In addition, the sub-advisers may engage in currency transactions using futures, foreign currency forward contracts and other derivatives either to hedge the Fund's currency exposure, or to enhance the Fund's return. This Fund also allows tactical allocation to high yield and emerging market debt securities.

Analysis

The Core Fixed Income Fund, Class A, lost 3.25% for the year ended September 30, 2008 compared to 3.66% for the Index. The fixed income markets experienced turbulent conditions during the period as escalating delinquencies and defaults on sub-prime mortgages triggered a flight to safety into U.S. Treasury ("Treasury") obligations. As economic momentum slowed and the risk of recession grew, the U.S. Federal Reserve (the "Fed") lowered the benchmark Fed Funds rate to 2% in late September (subsequently lowered to 1.0% at the end of October) from 4.75% in September 2007. The two year Treasury yield fell from almost 4.00% to roughly 2.00% at the end of September. Ten year Treasury yields fell 76 basis points to 3.8% as the yield curve steepened.

The anticipation of increased losses in mortgage-backed and asset-backed securities led to massive write downs on the balance sheets of some of the world's premier financial institutions including Citigroup, UBS, Merrill Lynch, Wachovia Bank and Lehman Brothers. The fixed income markets became dysfunctional as the leading institutions ceased to provide liquidity even to some of the highest quality sectors of the market. The crisis came to boiling point in mid March when the U.S. government engineered a bailout of Bear Stearns, which was subsequently acquired by JPMorgan Chase. In unprecedented action, the Fed put several new liquidity facilities in place for the dealer community, including the allowance of investment banks to borrow from the Fed's discount window, a right historically limited to commercial banks. These efforts proved too little as we later witnessed the U.S. government takeover of Fannie Mae and Freddie Mac, the fall of Lehman Brothers and Washington Mutual, the acquisition of Merrill Lynch by Bank of America, the U.S. government bailout of AIG, foreign government bailouts for various European banks, and a large U.S. money market fund "breaking the buck."

The non-Treasury sectors of the market lagged the powerful rally in Treasury securities leading to significant underperformance in these sectors. Asset-backed securities underperformed similar duration Treasuries by 14.90% for the period, while investment grade corporate bonds underperformed by 16.46% and agency mortgages underperformed by 0.51%. High yield bonds and senior bank loans also underperformed as investors began to anticipate higher levels of defaults in these sectors.

The Fund's overweighted position in mortgage-backed securities ("MBS"), particularly non-agency MBS, was the primary source of underperformance for the period. While actual sub-prime and nonagency holdings were limited to mostly AAA-rated senior bonds, pricing in all sectors of the mortgage market suffered as liquidity deteriorated. The portfolio maintained a modest underweight to the corporate sector during the period, which was advantageous as yield spreads widened. However, overweighted exposure to BBB-rated securities and security selection within the financial sector caused a negative impact on return from the corporate strategy. The Fund held a modestly long duration position for the majority of the period, and was positioned with a yield curve steepening bias, which added to relative performance as the Fed eased interest rates and yields fell. The success of the interest rate strategy, however, was not enough to offset the large underperformance in the mortgage sector.

There were no sub-adviser changes during the fiscal year.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2008

Core Fixed Income Fund:

AVERAGE ANNUAL TOTAL RETURN(1)

                                             Annualized   Annualized   Annualized   Annualized
                                  One Year     3 Year       5 Year       10 Year     Inception
                                   Return      Return       Return       Return       to Date
                                  --------   ----------   ----------   ----------   ----------
Core Fixed Income Fund, Class A     -3.25%      1.40%        2.27%        4.22%        6.38%
Core Fixed Income Fund, Class I     -3.58%      1.14%        2.00%        3.89%        5.92%

Comparison of Change in the Value of a $100,000 Investment in the Core Fixed Income Fund, Class A and Class I, versus the Barclays Capital Aggregate Bond Index+

                               (PERFORMANCE GRAPH)

             Core Fixed     Core Fixed      Barclays
            Income Fund,   Income Fund,   Capital Aggregate
               Class A        Class I        Bond Index+
            ------------   ------------   -----------------
9/30/98      $100,000       $100,000        $100,000
9/30/99        99,038         98,574          99,634
9/30/00       105,941        104,943         106,599
9/30/01       119,716        118,232         120,407
9/30/02       126,763        124,767         130,757
9/30/03       135,171        132,714         137,831
9/30/04       141,089        138,184         142,900
9/30/05       145,083        141,608         146,895
9/30/06       150,305        146,480         152,289
9/30/07       156,316        151,959         160,095
9/30/08       151,243        146,516         165,961

(1) For the period ended 9/30/08. Past performance is no indication of future performance. Class I Shares performance for the period prior to 8/6/01 is performance derived from the performance of the Class A Shares.The performance of Class I Shares may be lower than the performance of Class A Shares because of different distribution fees paid by Class I shareholders. Class A Shares were offered beginning 5/1/87 and Class I Shares were offered beginning 8/6/01. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

+    Formerly the Lehman Aggregate Bond Index.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2008

High Yield Bond Fund

Objective

The investment objective of the High Yield Bond Fund (the "Fund") is to maximize total return by investing primarily in a diversified portfolio of higher yielding, lower rated fixed income securities. The strategy seeks to achieve a high level of total return through sector ration and security selection.

Strategy

Fund strategy is to identify high yield market sectors and securities that offer investment opportunities through the analysis of macroeconomic, interest rate, industry and technical factors. Those companies that are best suited to benefit from the identified trends are then selected for investment. Risk is controlled through a high level of diversification and by performing detailed and ongoing credit analysis on the companies considered and purchased.

Analysis

The Merrill Lynch U.S. High Yield Master II Constrained Index (the "Index") lost 11.09% for the year ended September 30, 2008, as the financial crisis, recessionary fears and limited market liquidity weighed heavily on the high yield market. Health Services was the top performing sector on a contribution to return basis. HCA and Tenet Healthcare, which are the two largest constituents, led the sector higher as hospital companies attempted to improve free cash flow and reduce debt. The integrated electric and pharmaceutical sectors were also top performing sectors on a contribution to return basis. The auto loans sector was the worst performing sector, as Ford Motor Credit Company and General Motors Acceptance Corporation ("GMAC"), the only two constituents, struggled mightily due to plummeting auto sales. GMAC also has exposure to the subprime residential loan market, a terrible performer since last year, through its ownership interest in Residential Capital. The gaming and printing/publishing sectors were also poor performers on a contribution to return basis. Moody's global issuer-based default rate, which began the period at just under 1%, climbed higher to 2.8% by period's end. Although defaults are still currently below the historical average of roughly 4.5%, the rating agency is forecasting a higher than average default rate of 7.9% by September 2009, as a result of fallout from the credit crisis that has gripped the markets since the summer of 2007.

The High Yield Bond Fund, Class A, underperformed the Index with a loss of 12.09% return during the year ended September 30, 2008. The major contributors were underweights to Residential Capital, Washington Mutual, and Harrah's. Residential Capital was extremely volatile, exhibiting negative performance because their business primarily deals with subprime mortgages. Washington Mutual filed for bankruptcy as regulators declared the company unstable and failing after a panicky depositor run on the banking unit, and arranged to sell its branch network and other valuable assets to JPMorgan. Harrah's recently completed a leveraged buyout ("LBO") that resulted in more debt for the company. The company's existing bonds sold off as did the newly issued debt. The major detractors from performance during the period were overweights to RR Donnelley, Claire's Stores and Delphi. RR Donnelley bonds were hit hard as the printer-publisher experienced slower than expected growth with fears of online advertising leading to questions regarding the firm's long term viability. Claire's Stores was one of the last LBOs completed before the market meltdown. The retailer's bonds suffered mightily on the heels of weak consumer confidence, poor financial results, and recession fears. Delphi, a defaulted automotive supplier thus an off-benchmark allocation, has been working its way through bankruptcy, ran into trouble with its exit financing and its recovery valuations suffered with the rest of the market.

There was one new sub-adviser, Delaware Management Company, which SEI Investments Management Corporation added towards the end of the fiscal year.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2008

High Yield Bond Fund:

AVERAGE ANNUAL TOTAL RETURN(1)

                                           Annualized   Annualized   Annualized   Annualized
                                One Year     3 Year       5 Year       10 Year     Inception
                                 Return      Return       Return       Return       to Date
                                --------   ----------   ----------   ----------   ----------
High Yield Bond Fund, Class A    -12.09%     -0.02%        3.40%        3.94%        6.10%
High Yield Bond Fund, Class I    -12.19%     -0.13%        3.29%        3.82%        5.99%

Comparison of Change in the Value of a $100,000 Investment in the High Yield Bond Fund, Class A and Class I, versus the Merrill Lynch U.S. High Yield Master II Constrained Index.

                               (PERFORMANCE GRAPH)

                                      Merrill Lynch U.S.
            High Yield   High Yield      High Yield
            Bond Fund,   Bond Fund,       Master II
              Class A      Class I    Constrained Index
            ----------   ----------   ------------------
9/30/98      $100,000     $100,000        $100,000
9/30/99       103,508      103,302         103,862
9/30/00       103,414      103,173         104,792
9/30/01        98,492       97,989          98,367
9/30/02       103,859      103,230          97,308
9/30/03       124,503      123,770         125,331
9/30/04       137,999      136,891         140,779
9/30/05       147,262      146,103         150,052
9/30/06       156,847      155,466         160,881
9/30/07       167,392      165,746         173,414
9/30/08       147,158      145,549         154,179

(1) For the period ended 9/30/08. Past performance is no indication of future performance. Class I Shares performance for the period prior to 10/01/07 is performance derived from the performance of the Class A Shares. The performance of Class I Shares may be lower than the performance of Class A Shares because of different distribution fees paid by Class I Shares. Class A Shares were offered beginning 1/11/95 and Class I Shares were offered beginning 10/01/07. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

Large Cap Value Fund

September 30, 2008

SECTOR WEIGHTINGS# (UNAUDITED):

                               (PERFORMANCE GRAPH)

Financials                   22.2%
Energy                       14.0%
Affiliated Partership        13.6%
Health Care                  10.3%
Industrials                   7.8%
Consumer Discretionary        7.2%
Consumer Staples              6.9%
Utilities                     5.0%
Telecommunication Services    4.8%
Materials                     3.5%
Information Technology        3.0%
Short-Term Investment         1.6%
U.S. Treasury Obligation      0.1%

# Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 7).

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
COMMON STOCK@ -- 98.2%
CONSUMER DISCRETIONARY -- 8.3%
   Aeropostale* (A)                                       88,100   $       2,829
   AnnTaylor Stores*                                       5,500             114
   Ascent Media, Cl A* (A)                                 2,710              66
   Autoliv                                               156,600           5,285
   Autonation*                                            13,400             151
   Barnes & Noble (A)                                     94,200           2,457
   Bed Bath & Beyond*                                      8,000             251
   Black & Decker                                         18,900           1,148
   BorgWarner                                             11,000             360
   Brinker International                                 139,100           2,488
   Brunswick (A)                                         105,100           1,344
   Cablevision Systems, Cl A                              25,300             637
   Career Education*                                       7,900             129
   Carnival (A)                                           49,300           1,743
   CBS, Cl B                                             411,600           6,001
   Centex                                                106,100           1,719
   Coach*                                                 87,400           2,188
   Comcast, Cl A                                         478,700           9,397
   Darden Restaurants                                     96,200           2,754
   DIRECTV Group*                                        169,600           4,438
   Discovery Communications, Cl A* (A)                    27,100             386
   Discovery Communications, Cl C* (A)                    27,100             384
   DR Horton (A)                                          51,400             669
   Eastman Kodak (A)                                     167,400           2,575
   Expedia*                                               25,300             382
   Family Dollar Stores (A)                                8,700             206
   Foot Locker                                             8,300             134
   Fortune Brands                                          1,200              69
   Gannett (A)                                           211,700           3,580
   Gap (A)                                               324,100           5,762
   General Motors (A)                                    103,300             976
   Genuine Parts                                           6,400             257
   Goodyear Tire & Rubber*                               114,800           1,758

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Harley-Davidson (A)                                    58,000   $       2,163
   Hasbro (A)                                            204,200           7,090
   Home Depot (A)                                        930,600          24,093
   HSN*                                                    1,260              14
   Idearc (A)                                             30,420              38
   Interpublic Group*                                     13,600             105
   Interval Leisure Group*                                 1,260              13
   J.C. Penney                                            94,700           3,157
   Jarden*                                                 1,900              45
   Johnson Controls                                      136,400           4,137
   Jones Apparel Group                                    15,800             292
   KB Home (A)                                            65,400           1,287
   Kohl's* (A)                                            60,200           2,774
   Leggett & Platt                                         4,600             100
   Lennar, Cl A (A)                                       27,100             412
   Liberty Global, Cl A* (A)                             102,700           3,112
   Liberty Media - Capital, Ser A*                         5,000              67
   Liberty Media - Interactive, Cl A* (A)                 91,200           1,177
   Limited Brands                                          7,600             132
   Lowe's                                                100,200           2,374
   Macy's                                                167,100           3,004
   Mattel                                                181,300           3,271
   McDonald's                                             74,300           4,584
   McGraw-Hill                                            27,800             879
   MDC Holdings                                            3,400             124
   Mohawk Industries* (A)                                  1,900             128
   New York Times, Cl A (A)                               23,500             336
   Newell Rubbermaid                                      31,000             535
   News, Cl A                                            584,500           7,008
   NVR* (A)                                                6,300           3,604
   Office Depot*                                          57,100             332
   Omnicom Group                                           2,700             104
   O'Reilly Automotive* (A)                                2,900              78
   Orient-Express Hotels, Cl A (A)                         3,300              80
   Pulte Homes                                            49,000             685
   Ross Stores (A)                                        67,500           2,485
   Royal Caribbean Cruises                                 4,100              85
   Saks* (A)                                               4,400              41
   Scripps Networks Interactive, Cl A (A)                 42,400           1,540
   Sears Holdings* (A)                                       900              84
   Service International                                  26,300             220
   Sherwin-Williams (A)                                   58,400           3,338
   Signet Jewelers                                         7,600             178
   Snap-On                                                10,300             542
   Stanley Works                                         122,797           5,126
   Staples                                                36,300             817
   Target                                                  4,700             231
   Ticketmaster*                                           1,260              14
   Time Warner (A)                                     1,504,000          19,717
   Time Warner Cable, Cl A* (A)                           15,500             375
   Toll Brothers*                                         42,900           1,082
   VF                                                     28,100           2,172

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Viacom, Cl B*                                          22,700   $        564
   Walt Disney (A)                                       433,400         13,301
   Washington Post, Cl B                                     500            278
   Whirlpool (A)                                          44,400          3,520
   Williams-Sonoma (A)                                     6,400            104
   Wyndham Worldwide                                     229,200          3,601
                                                                   ------------
                                                                        199,386
                                                                   ------------
CONSUMER STAPLES -- 7.9%
   Alberto-Culver                                         35,600            970
   Altria Group                                          196,300          3,895
   Anheuser-Busch                                          6,400            415
   Archer-Daniels-Midland (A)                            219,300          4,805
   BJ's Wholesale Club* (A)                               11,200            435
   Brown-Forman, Cl B                                      8,000            574
   Bunge (A)                                              21,100          1,333
   Campbell Soup                                           3,500            135
   Clorox                                                  4,600            288
   Coca-Cola (A)                                         112,100          5,929
   Coca-Cola Enterprises (A)                             326,500          5,475
   Colgate-Palmolive                                      20,600          1,552
   ConAgra Foods (A)                                     203,600          3,962
   Constellation Brands, Cl A* (A)                        43,700            938
   Corn Products International                            59,100          1,908
   CVS Caremark                                           47,000          1,583
   Del Monte Foods                                       368,100          2,871
   General Mills                                         110,900          7,621
   Herbalife                                              59,900          2,367
   HJ Heinz                                               69,500          3,473
   Hormel Foods                                           19,800            718
   JM Smucker                                             13,000            659
   Kellogg                                                50,800          2,850
   Kimberly-Clark                                        177,700         11,522
   Kraft Foods, Cl A                                     196,760          6,444
   Kroger                                                518,200         14,240
   Lorillard                                               5,700            406
   Molson Coors Brewing, Cl B                              9,500            444
   Pepsi Bottling Group                                  324,100          9,454
   PepsiCo                                                92,900          6,621
   Philip Morris International                            18,200            875
   Procter & Gamble                                      627,700         43,744
   Reynolds American                                      92,500          4,497
   Safeway (A)                                           296,127          7,024
   Sara Lee                                              192,400          2,430
   Smithfield Foods* (A)                                  17,200            273
   SUPERVALU                                             181,237          3,933
   SYSCO                                                 117,800          3,632
   Tyson Foods, Cl A                                     164,500          1,964
   UST                                                    55,000          3,660

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Wal-Mart Stores                                       157,900   $      9,457
   WM Wrigley Jr.                                         58,300          4,629
                                                                   ------------
                                                                        190,005
                                                                   ------------
ENERGY -- 16.2%
   Anadarko Petroleum                                    163,300          7,922
   Apache                                                150,500         15,694
   BJ Services                                            40,900            782
   Cabot Oil & Gas                                        18,200            658
   Cameron International*                                 33,800          1,303
   Chesapeake Energy (A)                                  25,800            925
   Chevron                                               936,700         77,259
   Cimarex Energy (A)                                    123,600          6,045
   ConocoPhillips                                        821,193         60,152
   Devon Energy                                          135,400         12,348
   El Paso (A)                                            81,200          1,036
   Encore Acquisition*                                     3,800            159
   ENSCO International                                     1,800            104
   EOG Resources                                          41,000          3,668
   Exterran Holdings* (A)                                  8,100            259
   Exxon Mobil                                         1,896,000        147,243
   Forest Oil*                                            17,400            863
   Helix Energy Solutions Group* (A)                      12,700            308
   Helmerich & Payne                                      19,200            829
   Hercules Offshore* (A)                                 19,900            302
   Key Energy Services*                                    9,800            114
   Marathon Oil                                          293,900         11,718
   Mariner Energy*                                        20,300            416
   Murphy Oil                                             45,900          2,944
   Nabors Industries*                                     39,200            977
   Newfield Exploration*                                  19,300            617
   Noble Energy                                           30,400          1,690
   Occidental Petroleum                                   49,900          3,515
   Overseas Shipholding Group (A)                          8,600            501
   Patterson-UTI Energy (A)                              122,300          2,448
   Petro-Canada                                           68,100          2,271
   PetroHawk Energy*                                       2,100             45
   Pioneer Natural Resources (A)                           3,400            178
   Plains Exploration & Production*                        5,000            176
   Pride International*                                   10,800            320
   Rowan (A)                                              11,000            336
   Schlumberger                                           28,350          2,214
   SEACOR Holdings*                                        1,200             95
   St. Mary Land & Exploration                             5,900            210
   Sunoco                                                 59,700          2,124
   Tidewater                                              28,600          1,583
   Unit*                                                   2,000            100
   Valero Energy                                         373,300         11,311
   W&T Offshore (A)                                       56,700          1,547
   XTO Energy                                             53,100          2,470
                                                                   ------------
                                                                        387,779
                                                                   ------------

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
FINANCIALS -- 25.7%
   ACE                                                    62,810     $    3,400
   Alexandria Real Estate Equities+ (A)                    8,100            911
   Alleghany* (A)                                            581            212
   Allied Capital (A)                                     30,500            329
   Allied World Assurance Holdings                        25,500            906
   Allstate (A)                                          443,400         20,450
   AMB Property+ (A)                                      20,800            942
   American Capital (A)                                   17,200            439
   American Express                                        5,600            198
   American Financial Group                              133,200          3,929
   American International Group (A)                      755,300          2,515
   Ameriprise Financial (A)                              131,800          5,035
   Annaly Capital Management+ (A)                        206,200          2,773
   AON                                                    42,800          1,924
   Apartment Investment & Management,
      Cl A+ (A)                                           14,098            494
   Associated Banc-Corp (A)                               23,000            459
   Assurant                                               91,800          5,049
   Astoria Financial                                      49,000          1,016
   AvalonBay Communities+ (A)                              2,800            276
   Axis Capital Holdings                                 252,300          8,000
   Bancorpsouth (A)                                       33,900            954
   Bank of America (A)                                 2,235,150         78,230
   Bank of Hawaii (A)                                     13,000            695
   Bank of New York Mellon                               142,322          4,637
   BB&T (A)                                              252,000          9,526
   BlackRock                                               2,800            545
   Boston Properties+ (A)                                  8,200            768
   BRE Properties, Cl A+                                   2,600            127
   Brown & Brown                                           1,500             32
   Camden Property Trust+ (A)                              2,700            124
   Capital One Financial (A)                             190,900          9,736
   CapitalSource+ (A)                                     51,400            632
   CB Richard Ellis Group, Cl A* (A)                     191,900          2,566
   CBL & Associates Properties+                            4,400             88
   Charles Schwab                                        156,400          4,066
   Chubb                                                 265,800         14,592
   Cincinnati Financial                                    7,100            202
   CIT Group (A)                                         268,700          1,870
   Citigroup                                           1,989,200         40,798
   City National (A)                                       1,500             81
   CME Group                                              18,500          6,873
   Comerica (A)                                          102,700          3,368
   Commerce Bancshares (A)                                27,200          1,262
   Conseco*                                                9,300             33
   Credicorp                                              13,200            822
   Cullen/Frost Bankers                                   84,500          5,070
   Digital Realty Trust+ (A)                               2,600            123
   Discover Financial Services (A)                       256,050          3,539
   Douglas Emmett+                                        11,300            261
   Duke Realty+ (A)                                       14,100            347

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Endurance Specialty Holdings (A)                      185,000   $      5,720
   Equity Residential+ (A)                                20,000            888
   Erie Indemnity, Cl A                                    3,400            144
   Essex Property Trust+                                   5,600            663
   Everest Re Group                                       80,000          6,922
   Fannie Mae (A)                                         28,600             44
   Federal Realty Investment Trust+ (A)                    3,600            308
   Federated Investors, Cl B (A)                          78,500          2,265
   Fidelity National Financial, Cl A                      67,600            994
   Fifth Third Bancorp (A)                               101,300          1,205
   First American                                          9,000            266
   First Horizon National (A)                             70,700            662
   Franklin Resources                                     86,700          7,641
   Freddie Mac                                             8,900             15
   Fulton Financial (A)                                   55,400            604
   Genworth Financial, Cl A                              117,200          1,009
   Goldman Sachs Group                                   181,000         23,168
   Hanover Insurance Group                                37,500          1,707
   Hartford Financial Services Group                     181,400          7,436
   HCC Insurance Holdings                                  6,900            186
   HCP+ (A)                                               42,200          1,693
   Health Care+ (A)                                       33,800          1,799
   Hospitality Properties Trust+ (A)                      94,500          1,939
   Hudson City Bancorp                                   145,700          2,688
   Huntington Bancshares (A)                              15,000            120
   Invesco                                                27,700            581
   Janus Capital Group (A)                               122,200          2,967
   Jefferies Group (A)                                    11,100            249
   Jones Lang LaSalle                                      2,400            104
   JPMorgan Chase                                      1,404,004         65,567
   Keycorp (A)                                           381,500          4,555
   Kilroy Realty+                                          7,100            339
   Kimco Realty+                                          10,000            369
   Legg Mason (A)                                          9,900            377
   Leucadia National (A)                                  88,800          4,035
   Liberty Property Trust+                                11,200            422
   Lincoln National                                      203,467          8,710
   Loews                                                 178,400          7,045
   M&T Bank (A)                                            9,800            875
   Mack-Cali Realty+ (A)                                  11,400            386
   Markel*                                                 1,700            598
   Marsh & McLennan                                       21,200            673
   Marshall & Ilsley (A)                                   4,600             93
   MBIA (A)                                               95,400          1,135
   Merrill Lynch (A)                                     146,500          3,706
   MetLife (A)                                           158,200          8,859
   MGIC Investment (A)                                    78,700            553
   Moody's (A)                                            35,000          1,190
   Morgan Stanley                                        438,400         10,083
   NASDAQ Stock Market*                                   16,900            517
   National City (A)                                     213,600            374

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Nationwide Financial Services,
      Cl A (A)                                            87,300   $      4,307
   Nationwide Health Properties+                          30,100          1,083
   New York Community Bancorp (A)                         89,800          1,508
   Northern Trust (A)                                     16,700          1,206
   NYSE Euronext (A)                                      37,900          1,485
   Old Republic International (A)                         12,600            161
   PartnerRe                                              18,400          1,253
   People's United Financial (A)                          66,000          1,271
   Philadelphia Consolidated Holding*                      9,400            551
   Plum Creek Timber+                                     10,100            504
   PNC Financial Services Group (A)                      117,955          8,811
   Popular (A)                                           167,100          1,385
   Principal Financial Group (A)                         110,000          4,784
   Progressive (A)                                       261,200          4,545
   Prologis+ (A)                                          63,000          2,600
   Protective Life                                        12,700            362
   Prudential Financial                                  112,000          8,064
   Public Storage+                                        31,700          3,139
   Raymond James Financial (A)                            14,600            482
   Rayonier+                                               8,300            393
   Regency Centers+ (A)                                    8,100            540
   Regions Financial (A)                                 667,084          6,404
   Reinsurance Group of America,
      Cl A (A)                                             3,000            162
   RenaissanceRe Holdings                                 20,700          1,076
   St. Joe (A)                                             3,300            129
   StanCorp Financial Group                               10,900            567
   State Street                                           70,100          3,987
   Sunstone Hotel Investors+ (A)                          95,800          1,293
   SunTrust Banks (A)                                    133,900          6,024
   Synovus Financial (A)                                  31,400            325
   T. Rowe Price Group (A)                                51,800          2,782
   TCF Financial (A)                                      12,500            225
   Torchmark (A)                                          80,700          4,826
   Travelers                                             553,700         25,027
   Tree.com*                                                 210              1
   UDR+ (A)                                               34,900            913
   UnionBanCal                                             4,800            352
   Unum Group (A)                                        136,300          3,421
   US Bancorp (A)                                        378,700         13,641
   Valley National Bancorp (A)                            17,469            366
   Ventas+ (A)                                            21,700          1,072
   Vornado Realty Trust+                                  14,700          1,337
   Wachovia (A)                                          387,280          1,355
   Washington Federal (A)                                 22,300            411
   Weingarten Realty Investors+ (A)                       10,100            360
   Wells Fargo (A)                                       992,100         37,234
   Whitney Holding (A)                                     2,800             68
   Wilmington Trust (A)                                   12,900            372
   WR Berkley                                            144,200          3,396

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   XL Capital, Cl A (A)                                  104,200   $      1,869
   Zions Bancorporation (A)                               58,900          2,279
                                                                   ------------
                                                                        615,380
                                                                   ------------
HEALTH CARE -- 12.0%
   Abbott Laboratories                                    21,200          1,221
   Aetna                                                  11,000            397
   Alcon                                                  27,700          4,474
   AmerisourceBergen                                     168,400          6,340
   Amgen*                                                402,000         23,827
   Barr Pharmaceuticals*                                   6,300            411
   Baxter International                                   18,000          1,181
   Becton Dickinson                                       22,900          1,838
   Boston Scientific*                                    238,600          2,928
   Cardinal Health                                       130,900          6,451
   Celgene*                                               66,500          4,208
   Charles River Laboratories International*               5,900            328
   Cigna                                                 148,700          5,053
   Community Health Systems* (A)                           8,600            252
   Coventry Health Care*                                  86,800          2,825
   Covidien                                               82,350          4,427
   Eli Lilly                                             387,000         17,040
   Forest Laboratories* (A)                              127,800          3,614
   Genentech*                                             40,200          3,565
   Gilead Sciences*                                       96,800          4,412
   Health Management Associates, Cl A*                    22,700             94
   Health Net*                                             4,400            104
   Hill-Rom Holdings (A)                                   3,200             97
   Hologic*                                               10,500            203
   Hospira* (A)                                           11,400            435
   Humana*                                                71,000          2,925
   ImClone Systems*                                        2,500            156
   IMS Health                                              3,300             62
   Invitrogen* (A)                                        25,700            971
   Johnson & Johnson                                     670,100         46,425
   King Pharmaceuticals* (A)                             582,900          5,584
   LifePoint Hospitals* (A)                                5,500            177
   McKesson                                              107,400          5,779
   Medco Health Solutions*                                78,900          3,551
   Merck                                                 736,200         23,234
   Mylan Laboratories* (A)                                47,600            544
   Omnicare                                                7,400            213
   Pediatrix Medical Group*                                2,200            119
   PerkinElmer                                             7,500            187
   Pfizer                                              3,694,600         68,128
   Tenet Healthcare* (A)                                  54,700            304
   Thermo Fisher Scientific*                              40,000          2,200
   UnitedHealth Group                                    235,800          5,987
   Universal Health Services, Cl B                         6,100            342
   WellPoint*                                             95,600          4,471

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Wyeth                                                 490,300   $     18,112
   Zimmer Holdings*                                        8,500            549
                                                                   ------------
                                                                        285,745
                                                                   ------------
INDUSTRIALS -- 9.1%
   3M                                                     35,200          2,405
   AGCO*                                                   6,400            273
   Alexander & Baldwin                                     3,600            159
   Alliant Techsystems*                                    1,000             94
   Allied Waste Industries*                              174,100          1,934
   AMR* (A)                                               22,900            225
   Avery Dennison                                          7,700            342
   Caterpillar                                            50,500          3,010
   Cintas                                                  9,400            270
   Continental Airlines, Cl B*                             6,600            110
   Con-way                                                 9,400            415
   Cooper Industries, Cl A                                 3,900            156
   Crane                                                  24,000            713
   CSX                                                    42,000          2,292
   Cummins                                                97,100          4,245
   Danaher                                                 4,600            319
   Deere (A)                                              22,400          1,109
   Delta Air Lines* (A)                                   25,800            192
   Dover                                                  59,800          2,425
   DRS Technologies                                        5,600            430
   Dun & Bradstreet                                        1,200            113
   Eaton                                                  67,100          3,770
   Emerson Electric                                       75,800          3,092
   Equifax                                                13,800            475
   FedEx                                                  51,100          4,039
   Flowserve                                               4,900            435
   Fluor                                                  17,400            969
   Gardner Denver*                                        55,100          1,913
   GATX (A)                                               10,500            415
   General Dynamics                                       67,900          4,999
   General Electric                                    3,787,400         96,579
   Harsco                                                 56,700          2,109
   Hertz Global Holdings*                                 73,900            559
   Honeywell International                               117,900          4,899
   Hubbell, Cl B                                           6,000            210
   Illinois Tool Works                                   212,400          9,441
   Ingersoll-Rand, Cl A                                  147,600          4,601
   Kansas City Southern*                                   6,500            288
   KBR                                                     3,200             49
   L-3 Communications Holdings                            40,500          3,982
   Lincoln Electric Holdings                               5,500            354
   Lockheed Martin                                        30,600          3,356
   Manpower                                               14,800            639
   Masco (A)                                              92,500          1,659
   Norfolk Southern                                       81,600          5,403
   Northrop Grumman                                      152,700          9,244
   Northwest Airlines* (A)                                47,400            428

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Owens Corning* (A)                                     12,600   $        301
   Parker Hannifin                                        56,700          3,005
   Pentair                                                19,200            664
   Quanta Services*                                        4,000            108
   Raytheon                                               65,600          3,510
   Republic Services                                       1,300             39
   RR Donnelley & Sons                                    10,600            260
   Ryder System                                           19,800          1,228
   Spirit Aerosystems Holdings, Cl A*                     19,700            317
   Teleflex                                                  300             19
   Terex* (A)                                             31,400            958
   Timken                                                 13,800            391
   Trinity Industries (A)                                 14,900            383
   Tyco International                                     72,600          2,542
   Union Pacific                                          36,000          2,562
   United Technologies                                   247,700         14,877
   URS*                                                    9,900            363
   USG* (A)                                                6,100            156
   Waste Management                                       12,400            390
   WESCO International*                                    5,600            180
                                                                   ------------
                                                                        217,391
                                                                   ------------
INFORMATION TECHNOLOGY -- 3.5%
   ADC Telecommunications* (A)                            10,400             88
   Advanced Micro Devices* (A)                            30,100            158
   Affiliated Computer Services, Cl A* (A)                16,400            830
   Amdocs*                                                 5,100            140
   Anixter International*                                 42,100          2,505
   Apple*                                                 36,400          4,137
   Arrow Electronics*                                     33,800            886
   Avnet*                                                  3,300             81
   Brocade Communications Systems*                        45,300            264
   CA                                                     15,600            311
   Cisco Systems*                                         71,900          1,622
   Computer Sciences*                                    182,800          7,347
   Compuware* (A)                                        126,200          1,223
   Convergys*                                             40,300            596
   Cree* (A)                                              16,400            374
   EMC*                                                   27,700            331
   Fidelity National Information Services                  9,300            172
   Flextronics International*                            236,500          1,674
   Google, Cl A*                                          11,100          4,446
   Hewitt Associates, Cl A*                               96,500          3,516
   Hewlett-Packard                                       200,300          9,262
   IAC*                                                   10,350            179
   Ingram Micro, Cl A*                                    77,200          1,241
   Intel                                                 183,500          3,437
   International Business Machines                        28,400          3,322
   Intersil, Cl A                                          1,300             22
   Jabil Circuit                                           6,800             65
   JDS Uniphase*                                          12,300            104
   Lender Processing Services                              3,800            116

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Lexmark International, Cl A*                           17,500   $        570
   LSI Logic* (A)                                         84,100            451
   Micron Technology* (A)                                 49,700            201
   Microsoft                                             108,000          2,883
   Molex (A)                                              28,500            640
   Motorola                                              597,100          4,263
   NCR*                                                    5,300            117
   Novellus Systems* (A)                                  10,600            208
   QLogic* (A)                                            33,200            510
   Qualcomm                                               26,400          1,134
   SAIC*                                                   6,300            127
   SanDisk* (A)                                            5,000             98
   Seagate Technology                                    405,200          4,911
   Sun Microsystems* (A)                                  26,300            200
   Symantec*                                             261,600          5,122
   Synopsys*                                              18,000            359
   Tech Data*                                              7,600            227
   Teradata*                                               5,800            113
   Teradyne*                                              15,600            122
   Texas Instruments                                     106,600          2,292
   Tyco Electronics                                       33,550            929
   Vishay Intertechnology* (A)                           146,800            972
   Western Digital*                                      224,000          4,776
   Xerox                                                 319,200          3,680
                                                                   ------------
                                                                         83,354
                                                                   ------------
MATERIALS -- 4.1%
   Air Products & Chemicals                               20,700          1,418
   Alcoa (A)                                             360,500          8,140
   Aptargroup                                              4,400            172
   Ashland                                                22,900            670
   Ball (A)                                               44,500          1,757
   Bemis                                                  11,300            296
   Cabot                                                   8,900            283
   Carpenter Technology                                   56,600          1,452
   Century Aluminum* (A)                                   1,700             47
   Dow Chemical (A)                                      516,400         16,411
   E.I. Du Pont de Nemours (A)                           231,700          9,338
   Eastman Chemical (A)                                  121,500          6,690
   FMC                                                    24,300          1,249
   Freeport-McMoRan Copper & Gold,
      Cl B (A)                                           126,855          7,212
   International Paper (A)                               267,100          6,993
   Lubrizol                                              127,400          5,496
   MeadWestvaco (A)                                        8,600            200
   Monsanto                                               45,000          4,454
   Nucor (A)                                             195,300          7,714
   Owens-Illinois* (A)                                    60,200          1,770
   Packaging Corp of America                               1,600             37
   Pactiv* (A)                                            16,400            407
   PPG Industries                                         81,200          4,736
   Reliance Steel & Aluminum                               4,000            152

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   RPM International (A)                                  14,700   $        284
   Schnitzer Steel Industries, Cl A                        2,000             78
   Sealed Air (A)                                         46,200          1,016
   Sigma-Aldrich (A)                                      33,500          1,756
   Smurfit-Stone Container*                              237,700          1,117
   Sonoco Products                                       111,800          3,318
   Steel Dynamics                                         18,800            321
   United States Steel                                       200             16
   Valspar                                                74,900          1,670
   Vulcan Materials (A)                                    9,300            693
   Weyerhaeuser                                           10,100            612
                                                                   ------------
                                                                         97,975
                                                                   ------------
TELECOMMUNICATION SERVICES -- 5.6%
   AT&T                                                2,943,602         82,186
   CenturyTel (A)                                         96,900          3,551
   Crown Castle International*                            35,200          1,020
   Frontier Communications                                15,900            183
   Leap Wireless International* (A)                        4,800            183
   Sprint Nextel (A)                                   1,112,950          6,789
   Telephone & Data Systems                                4,200            150
   Verizon Communications                              1,214,100         38,960
   Windstream                                             36,026            394
                                                                   ------------
                                                                        133,416
                                                                   ------------
UTILITIES -- 5.8%
   Alliant Energy                                        243,200          7,833
   Ameren (A)                                            111,700          4,360
   American Electric Power                               261,300          9,676
   American Water Works (A)                                5,400            116
   Atmos Energy                                            7,700            205
   Centerpoint Energy                                      3,700             54
   CMS Energy (A)                                        119,700          1,493
   Consolidated Edison (A)                               128,400          5,516
   Constellation Energy Group                              6,500            158
   Dominion Resources (A)                                 93,800          4,013
   DPL (A)                                                14,300            355
   DTE Energy (A)                                        187,300          7,514
   Duke Energy                                           507,448          8,845
   Dynegy, Cl A*                                          17,100             61
   Edison International                                  118,500          4,728
   Energen                                                32,800          1,485
   Entergy                                                49,900          4,442
   Exelon                                                 70,100          4,390
   FirstEnergy                                           143,400          9,606
   FPL Group                                              67,900          3,415
   Great Plains Energy                                     5,400            120
   Hawaiian Electric Industries (A)                       41,400          1,205
   Integrys Energy Group                                   6,400            320
   MDU Resources Group                                    15,400            447
   National Fuel Gas (A)                                   9,600            405

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

Large Cap Value Fund (Concluded)

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   NiSource                                               29,700   $        438
   Northeast Utilities                                     1,800             46
   NRG Energy*                                             9,000            223
   NSTAR (A)                                              20,000            670
   OGE Energy                                             20,100            621
   Oneok                                                  77,500          2,666
   Pepco Holdings                                        183,400          4,202
   PG&E                                                  184,400          6,906
   Pinnacle West Capital (A)                             238,900          8,221
   Progress Energy                                        65,200          2,812
   Public Service Enterprise Group (A)                   105,800          3,469
   Puget Energy                                           62,200          1,661
   Questar                                                24,800          1,015
   Reliant Energy*                                       255,100          1,875
   SCANA (A)                                              28,900          1,125
   Sempra Energy                                          41,000          2,069
   Sierra Pacific Resources                              206,700          1,980
   Southern (A)                                          153,100          5,770
   Southern Union                                          5,100            105
   TECO Energy                                            27,600            434
   UGI                                                    45,600          1,177
   Vectren                                                30,500            849
   Wisconsin Energy                                       65,500          2,941
   Xcel Energy (A)                                       318,500          6,367
                                                                   ------------
                                                                        138,404
                                                                   ------------
Total Common Stock
   (Cost $2,458,480) ($ Thousands)                                    2,348,835
                                                                   ------------
AFFILIATED PARTNERSHIP -- 15.7%
   SEI Liquidity Fund, L.P.,
      2.590%**++ (B)                                 381,977,620        376,211
                                                                   ------------
Total Affiliated Partnership
   (Cost $381,978) ($ Thousands)                                        376,211
                                                                   ------------
CASH EQUIVALENT -- 1.8%
   SEI Daily Income Trust,
      Prime Obligation Fund,
      Cl A, 2.350%**++                                43,354,807         43,355
                                                                   ------------
Total Cash Equivalent
   (Cost $43,355) ($ Thousands)                                          43,355
                                                                   ------------

                                                    Face Amount     Market Value
Description                                        ($ Thousands)   ($ Thousands)
------------------------------------------------   -------------   -------------
U.S. TREASURY OBLIGATION  -- 0.2%
   U.S. Treasury Bills
      1.657%, 11/20/08 (C) (D)                     $       4,199   $      4,198
                                                                   ------------
Total U.S. Treasury Obligation
   (Cost $4,189) ($ Thousands)                                            4,198
                                                                   ------------
Total Investments -- 115.9%
   (Cost $2,888,002) ($ Thousands)                                 $  2,772,599
                                                                   ============

A summary of the open futures contracts held by the Fund at September 30, 2008, is as follows (see Note 2 in Notes to Financial Statements):

                            NUMBER OF                   UNREALIZED
TYPE OF                     CONTRACTS    EXPIRATION   DEPRECIATION
CONTRACT                  LONG (SHORT)      DATE      ($ THOUSANDS)
--------                  ------------   ----------   -------------
S&P 500 Composite Index        87         Dec-2008        $(512)
                                                          =====

Percentages are based on Net Assets of $2,391,872 ($ Thousands).

*    Non-income producing security.

**   Rate shown is the 7-day effective yield as of September 30, 2008.

+    Real Estate Investment Trust.

++   Investment in Affiliated Security (see Note 3).

@ Narrow Industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

(A) This Security or a partial position of this security is on loan at September 30, 2008 (see Note 7). The total market value of securities on loan at September 30, 2008 was $395,738 ($ Thousands).

(B) This security was purchased with cash collateral held from securities on loan (see Note 7). The total market value of such securities as of September 30, 2008 was $376,211 ($ Thousands).

(C)  The rate reported is the effective yield at time of purchase.

(D) Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl   -- Class
L.P. -- Limited Partnership
Ser  -- Series

The accompanying notes are an integral part of the financial statements.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

Large Cap Growth Fund

September 30, 2008

SECTOR WEIGHTINGS# (UNAUDITED):

                               (PERFORMANCE GRAPH)

Information Technology       28.2%
Health Care                  13.3%
Consumer Staples              9.8%
Industrials                   9.8%
Energy                        9.2%
Affiliated Partnership        8.6%
Consumer Discretionary        8.5%
Financials                    6.0%
Materials                     2.5%
Cash Equivalents              1.7%
Telecommunication Services    1.4%
Utilities                     0.8%
U.S. Treasury Obligation      0.2%

# Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 7).

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
COMMON STOCK@ -- 98.5%
CONSUMER DISCRETIONARY -- 9.4%
   Abercrombie & Fitch, Cl A                              11,400   $        450
   Advance Auto Parts                                      8,100            321
   Amazon.com* (A)                                       272,680         19,840
   American Eagle Outfitters (A)                          90,900          1,386
   Apollo Group, Cl A* (A)                                83,400          4,946
   Autozone*                                               3,169            391
   Bed Bath & Beyond*                                      7,500            236
   Best Buy                                               22,700            851
   Big Lots* (A)                                          41,200          1,147
   BorgWarner                                             23,400            767
   Boyd Gaming (A)                                        13,200            124
   Brinker International                                  72,900          1,304
   Burger King Holdings                                   16,200            398
   Carnival                                                3,500            124
   Central European Media Enterprises, Cl A*               2,300            150
   Chipotle Mexican Grill, Cl A*                             700             39
   Coach*                                                367,381          9,199
   Coldwater Creek* (A)                                   15,500             90
   Comcast, Cl A                                         229,320          4,502
   Darden Restaurants                                     21,459            614
   DeVry                                                   6,300            312
   Dick's Sporting Goods*                                 12,400            243
   DIRECTV Group*                                        233,800          6,119
   DISH Network, Cl A*                                    24,600            517
   Dollar Tree* (A)                                       34,789          1,265
   Fortune Brands (A)                                    120,420          6,907
   GameStop, Cl A*                                        70,700          2,419
   Gap                                                    60,100          1,069
   Garmin                                                  2,300             78
   Gentex                                                  3,200             46
   Goodyear Tire & Rubber*                                32,400            496
   Guess?                                                  9,000            313
   Gymboree*                                              21,100            749

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   H&R Block                                             119,600   $      2,721
   Hanesbrands*                                           17,300            376
   Hasbro                                                 25,400            882
   International Game Technology                         109,700          1,885
   Interpublic Group*                                     17,900            139
   ITT Educational Services* (A)                          11,800            955
   J.C. Penney                                            19,600            653
   John Wiley & Sons, Cl A                                 5,800            235
   Johnson Controls (A)                                  318,200          9,651
   Kohl's* (A)                                            57,900          2,668
   Liberty Global, Cl A*                                  71,882          2,178
   Liberty Media - Entertainment, Cl A *                  91,500          2,285
   Limited Brands (A)                                     29,400            509
   LKQ*                                                   22,500            382
   Lowe's                                                531,215         12,584
   Macy's                                                 34,700            624
   Marriott International, Cl A (A)                      130,160          3,396
   McDonald's                                            311,200         19,201
   McGraw-Hill                                           148,821          4,704
   MGM Mirage* (A)                                       552,800         15,755
   New York*                                              11,300            108
   Newell Rubbermaid                                     116,330          2,008
   News, Cl A                                             45,384            544
   Nike, Cl B                                            150,600         10,075
   Omnicom Group                                          17,628            680
   Orient-Express Hotels, Cl A                             5,200            125
   Panera Bread, Cl A*                                     2,800            143
   Penn National Gaming*                                  12,600            335
   Polo Ralph Lauren                                       1,800            120
   priceline.com*                                          7,300            500
   Pulte Homes                                            11,600            162
   Ross Stores                                            30,800          1,134
   Sherwin-Williams                                        1,800            103
   Sirius XM Radio*                                      337,640            192
   Stamps.com*                                            15,500            181
   Staples (A)                                           823,400         18,527
   Starwood Hotels & Resorts Worldwide                   112,870          3,176
   Strayer Education                                       1,100            220
   Target                                                285,732         14,015
   Tiffany                                                16,800            597
   Tim Hortons                                            15,903            471
   Time Warner Cable, Cl A*                                3,200             77
   Titan International (A)                                16,425            350
   TJX                                                    55,700          1,700
   Urban Outfitters* (A)                                  86,400          2,754
   Viacom, Cl B*                                         273,211          6,787
   WABCO Holdings                                          1,333             47
   Walt Disney (A)                                        30,800            945
   Weight Watchers International (A)                     370,800         13,570
   Williams-Sonoma                                         5,300             86
   Wynn Resorts                                            6,500            531
   Yum! Brands                                           104,604          3,411
                                                                   ------------
                                                                        232,869
                                                                   ------------

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
CONSUMER STAPLES -- 10.8%
   Alberto-Culver                                          5,300   $        144
   Altria Group                                          264,440          5,246
   Anheuser-Busch                                         10,063            653
   Avon Products                                          36,500          1,517
   Brown-Forman, Cl B                                     21,000          1,508
   Campbell Soup                                          23,467            906
   Central European Distribution*                          7,000            318
   Church & Dwight                                        17,700          1,099
   Coca-Cola (A)                                         722,457         38,204
   Colgate-Palmolive                                     177,267         13,357
   Costco Wholesale (A)                                  123,000          7,986
   CVS Caremark                                          422,331         14,216
   Diamond Foods                                           2,200             62
   Energizer Holdings*                                     6,100            491
   Estee Lauder, Cl A                                      6,700            334
   General Mills                                           1,000             69
   Herbalife                                              12,600            498
   HJ Heinz                                               54,300          2,713
   Kellogg                                                13,900            780
   Kimberly-Clark                                         89,902          5,829
   Kraft Foods, Cl A                                     108,520          3,554
   Kroger                                                200,500          5,510
   Lorillard                                               4,400            313
   McCormick                                               1,100             42
   NBTY*                                                   5,800            171
   PepsiCo                                               577,164         41,134
   Philip Morris International                           291,940         14,042
   Procter & Gamble                                      795,405         55,432
   Reynolds American                                      31,500          1,532
   SYSCO                                                   6,400            197
   Walgreen                                              568,285         17,594
   Wal-Mart Stores                                       496,001         29,706
   Whole Foods Market                                     17,600            353
   WM Wrigley Jr.                                         25,600          2,033
                                                                   ------------
                                                                        267,543
                                                                   ------------
ENERGY -- 10.2%
   Arch Coal                                              24,700            812
   Atwood Oceanics*                                        4,800            175
   Baker Hughes                                            2,333            141
   Cabot Oil & Gas                                        19,500            705
   Cameron International* (A)                            207,352          7,991
   Chesapeake Energy (A)                                 365,008         13,089
   Chevron                                                17,622          1,453
   Consol Energy                                          28,500          1,308
   Continental Resources*                                 19,300            757
   Core Laboratories                                      27,800          2,817
   Denbury Resources*                                     37,900            722
   Devon Energy                                           53,000          4,834

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Diamond Offshore Drilling (A)                          12,300   $      1,268
   Dresser-Rand Group*                                     5,300            167
   Encore Acquisition*                                     6,000            251
   ENSCO International                                    70,900          4,086
   EOG Resources                                         200,400         17,928
   Exxon Mobil                                           143,300         11,129
   FMC Technologies*                                      18,200            847
   Foundation Coal Holdings                               10,300            366
   Frontline                                              12,600            606
   Halliburton                                           785,990         25,458
   Hess                                                  204,060         16,749
   Mariner Energy*                                        33,900            695
   Massey Energy (A)                                      37,200          1,327
   Murphy Oil                                             39,500          2,534
   Nabors Industries*                                    185,800          4,630
   National Oilwell Varco*                                31,729          1,594
   Noble                                                  96,900          4,254
   Noble Energy                                           35,900          1,996
   Occidental Petroleum                                  250,900         17,676
   Oceaneering International*                              1,300             69
   Oil States International*                               3,200            113
   Overseas Shipholding Group                              4,300            251
   Patriot Coal*                                          34,200            994
   Patterson-UTI Energy (A)                               42,600            853
   Peabody Energy                                          8,800            396
   PetroHawk Energy*                                      31,800            688
   Plains Exploration & Production*                       24,900            875
   Pride International*                                   42,800          1,267
   Quicksilver Resources*                                 45,400            891
   Range Resources                                        33,100          1,419
   SandRidge Energy*                                       7,100            139
   Schlumberger                                          524,382         40,949
   SEACOR Holdings* (A)                                   14,000          1,105
   Smith International                                    48,400          2,838
   Southwestern Energy* (A)                              160,700          4,908
   St. Mary Land & Exploration                             2,400             86
   Suncor Energy                                         310,040         13,065
   Superior Energy Services*                              24,600            766
   Swift Energy*                                           5,200            201
   Tesoro                                                  1,800             30
   Tidewater                                              11,400            631
   Transocean                                             38,412          4,219
   Ultra Petroleum*                                       50,800          2,811
   Unit*                                                  45,100          2,247
   W&T Offshore                                            9,700            265
   Weatherford International* (A)                        476,726         11,985
   Whiting Petroleum*                                     12,800            912
   Williams (A)                                          121,500          2,873
   XTO Energy                                            130,586          6,075
                                                                   ------------
                                                                        252,286
                                                                   ------------

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
FINANCIALS -- 6.6%
   Aflac                                                  49,034   $      2,881
   American Express                                      357,346         12,661
   American Physicians Capital                             9,800            415
   Apartment Investment & Management, Cl A+               12,713            445
   Aspen Insurance Holdings                               14,100            388
   BlackRock                                               6,400          1,245
   Camden Property Trust+                                  2,800            128
   CB Richard Ellis Group, Cl A*                           8,600            115
   Charles Schwab (A)                                    885,211         23,015
   Citigroup                                             440,300          9,031
   CME Group                                             100,244         37,242
   Digital Realty Trust+                                   6,900            326
   Discover Financial Services (A)                        34,500            477
   Eaton Vance                                             6,700            236
   Essex Property Trust+                                   3,700            438
   Federal Realty Investment Trust+                        1,600            137
   Federated Investors, Cl B                              25,000            721
   First Cash Financial Services*                         10,100            152
   Goldman Sachs Group                                    15,596          1,996
   HCP+                                                   16,200            650
   Health Care+                                            5,800            309
   Hudson City Bancorp                                   170,000          3,137
   Interactive Brokers Group, Cl A* (A)                    3,000             67
   IntercontinentalExchange*                             286,750         23,135
   Invesco                                                   900             19
   Investment Technology Group*                           37,300          1,135
   JPMorgan Chase                                         50,560          2,361
   Merrill Lynch (A)                                     428,500         10,841
   Morgan Stanley                                         24,272            558
   MSCI, Cl A*                                             3,900             94
   NASDAQ Stock Market*                                   32,900          1,006
   Nationwide Health Properties+                           3,600            130
   Northern Trust                                         25,118          1,814
   NYSE Euronext (A)                                     203,200          7,961
   PartnerRe                                              18,600          1,266
   Philadelphia Consolidated Holding*                      2,300            135
   Platinum Underwriters Holdings (A)                     46,800          1,660
   Plum Creek Timber+                                      9,700            484
   Prudential Financial                                    1,000             72
   Rayonier+                                               2,900            137
   Riskmetrics Group*                                      9,400            184
   Simon Property Group+                                  15,900          1,542
   St. Joe                                                22,200            868
   State Street                                            5,500            313
   T. Rowe Price Group                                    16,124            866
   Taubman Centers+                                       12,600            630
   TD Ameritrade Holding* (A)                            191,200          3,097
   Tree.com*                                               2,950             14
   Ventas+                                                14,200            702

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Waddell & Reed Financial, Cl A                         50,200   $      1,242
   Wells Fargo                                           158,300          5,941
                                                                   ------------
                                                                        164,419
                                                                   ------------
HEALTH CARE -- 14.6%
   Abbott Laboratories                                   455,316         26,217
   Aetna                                                  21,000            758
   Albany Molecular Research*                              4,400             80
   Alkermes*                                              31,300            416
   Allergan                                              587,958         30,280
   American Medical Systems Holdings* (A)                 22,100            392
   Amylin Pharmaceuticals* (A)                           190,189          3,846
   Applied Biosystems                                     76,600          2,624
   Baxter International                                  274,772         18,033
   Beckman Coulter                                         1,500            106
   Becton Dickinson                                       79,425          6,375
   Biogen Idec* (A)                                       40,100          2,017
   BioMarin Pharmaceuticals*                              27,300            723
   Boston Scientific*                                     35,000            429
   Bristol-Myers Squibb                                  337,700          7,041
   C.R. Bard                                              20,900          1,983
   Cardinal Health                                         2,688            132
   Celgene*                                               33,560          2,124
   Cephalon* (A)                                          31,700          2,456
   Charles River Laboratories International*              12,500            694
   Cigna                                                  67,521          2,294
   Community Health Systems*                               4,000            117
   Covance*                                               43,400          3,837
   Cubist Pharmaceuticals* (A)                            18,000            400
   Dentsply International                                 48,300          1,813
   Dionex* (A)                                             4,300            273
   Edwards Lifesciences*                                   2,600            150
   Eli Lilly                                              99,290          4,372
   Endo Pharmaceuticals Holdings*                         57,000          1,140
   Express Scripts* (A)                                  105,680          7,801
   Forest Laboratories* (A)                               91,600          2,590
   Genentech*                                            466,120         41,336
   Gen-Probe*                                              4,300            228
   Genzyme*                                               19,000          1,537
   Gilead Sciences*                                      485,178         22,114
   Health Management Associates, Cl A*                    30,600            127
   Henry Schein*                                          18,500            996
   Hill-Rom Holdings (A)                                   7,000            212
   Hologic*                                               11,700            226
   Hospira*                                                5,400            206
   Humana*                                                76,500          3,152
   Idexx Laboratories*                                    50,300          2,756

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Illumina*                                              22,400   $        908
   ImClone Systems*                                       11,300            706
   Intuitive Surgical*                                    22,500          5,422
   Invitrogen*                                            17,100            646
   Johnson & Johnson                                     271,052         18,778
   Kinetic Concepts*                                       3,600            103
   Laboratory Corp of America Holdings*                    5,700            396
   Martek Biosciences (A)                                 10,200            320
   McKesson                                               19,212          1,034
   Medco Health Solutions*                                96,582          4,346
   Medicines*                                             25,200            585
   Medicis Pharmaceutical, Cl A (A)                       12,000            179
   Medtronic                                             233,000         11,673
   Merck                                                 495,483         15,637
   Merit Medical Systems*                                 12,300            231
   Patterson*                                              6,400            195
   Pediatrix Medical Group*                               17,700            954
   PerkinElmer                                             2,100             52
   Perrigo                                                28,600          1,100
   Pharmaceutical Product Development                     22,400            926
   Quest Diagnostics                                      23,500          1,214
   Resmed*                                                 2,500            108
   Schering-Plough                                       869,521         16,060
   St. Jude Medical*                                     203,350          8,844
   Stryker                                               219,700         13,687
   Synovis Life Technologies*                              7,200            136
   Techne*                                                16,200          1,168
   Tenet Healthcare*                                      90,300            501
   Teva Pharmaceutical Industries ADR (A)                211,397          9,680
   Thermo Fisher Scientific* (A)                         254,890         14,019
   UnitedHealth Group (A)                                755,820         19,190
   Varian Medical Systems*                                19,000          1,085
   VCA Antech*                                             2,020             60
   Warner Chilcott, Cl A* (A)                            112,500          1,701
   Waters*                                                 1,600             93
   WellCare Health Plans*                                  3,000            108
   Zimmer Holdings*                                      102,773          6,635
                                                                   ------------
                                                                        362,883
                                                                   ------------
INDUSTRIALS -- 10.8%
   3M                                                     84,826          5,795
   Acuity Brands (A)                                      22,100            923
   Aecom Technology*                                       7,900            193
   AGCO*                                                   6,200            264
   Alliant Techsystems*                                    7,000            658
   Ametek                                                 28,100          1,146
   Boeing                                                144,316          8,277
   Brink's                                                17,400          1,062
   Bucyrus International, Cl A                            34,800          1,555
   Burlington Northern Santa Fe                           64,130          5,928
   C.H. Robinson Worldwide                                19,766          1,007
   Caterpillar (A)                                       193,900         11,556

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Cenveo* (A)                                             8,800   $         68
   Con-way                                                 5,400            238
   Cooper Industries, Cl A                                 1,000             40
   Copart*                                                49,000          1,862
   Corrections Corp of America*                            6,000            149
   Covanta Holding*                                        5,600            134
   CSX                                                   155,900          8,507
   Cummins                                               102,200          4,468
   Danaher                                                62,380          4,329
   Deere                                                  55,000          2,723
   Donaldson                                              18,900            792
   Dover                                                  21,700            880
   Dun & Bradstreet                                          500             47
   Eaton                                                   2,500            140
   Emerson Electric                                      362,108         14,770
   Energy Conversion Devices* (A)                         29,400          1,713
   Equifax                                                 3,500            121
   Expeditors International of Washington                439,100         15,298
   Fastenal (A)                                           30,800          1,521
   FedEx (A)                                              71,100          5,620
   First Solar* (A)                                       20,600          3,892
   Flowserve                                              20,600          1,829
   Fluor                                                 235,600         13,123
   Foster Wheeler*                                       135,300          4,886
   FTI Consulting*                                         4,700            340
   General Cable* (A)                                    218,100          7,771
   Goodrich                                               43,300          1,801
   Harsco                                                 40,100          1,491
   Honeywell International                               189,100          7,857
   Hubbell, Cl B (A)                                      11,900            417
   IHS, Cl A*                                              4,200            200
   Illinois Tool Works                                    22,800          1,013
   ITT                                                     6,300            350
   Jacobs Engineering Group*                              54,800          2,976
   JB Hunt Transport Services                             33,000          1,101
   John Bean Technologies*                                20,411            258
   Joy Global                                             13,800            623
   Kansas City Southern*                                  21,100            936
   KBR                                                     6,100             93
   Kirby*                                                 27,400          1,040
   L-3 Communications Holdings                            35,600          3,500
   Landstar System                                        18,100            797
   Lennox International                                   11,300            376
   Lincoln Electric Holdings                               3,000            193
   Lockheed Martin                                        86,515          9,488
   Manitowoc                                               7,300            114
   Manpower                                                1,000             43
   McDermott International*                                9,900            253
   MSC Industrial Direct, Cl A                             2,300            106
   NCI Building Systems* (A)                              14,500            460
   Norfolk Southern                                       51,300          3,397
   Northrop Grumman                                       69,948          4,235
   PACCAR                                                 13,150            502

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Pall                                                    6,300   $        217
   Parker Hannifin                                        28,550          1,513
   Perini* (A)                                            15,100            389
   Precision Castparts                                    54,961          4,330
   Quanta Services* (A)                                  373,800         10,096
   Raytheon                                               52,500          2,809
   Republic Services                                      36,400          1,091
   Rockwell Automation                                     4,700            175
   Roper Industries                                        5,700            325
   Ryder System                                           24,900          1,544
   Shaw Group*                                           198,400          6,097
   SPX                                                     8,200            631
   Steelcase, Cl A                                        17,400            187
   Stericycle*                                            66,190          3,899
   Textron                                                50,200          1,470
   Thomas & Betts*                                       233,100          9,107
   Tyco International                                    141,600          4,959
   Union Pacific                                         103,800          7,386
   United Parcel Service, Cl B                           317,875         19,991
   United Technologies                                   158,740          9,534
   USG*                                                    3,800             97
   UTI Worldwide                                           6,800            116
   Valmont Industries                                      1,800            149
   Walter Industries                                      16,000            759
   WESCO International* (A)                               73,200          2,355
   WW Grainger                                             1,400            122
                                                                   ------------
                                                                        266,593
                                                                   ------------
INFORMATION TECHNOLOGY -- 31.0%
   Accenture, Cl A                                       169,300          6,434
   Activision Blizzard* (A)                              754,844         11,647
   Adobe Systems* (A)                                    131,900          5,206
   Affiliated Computer Services, Cl A*                    10,600            537
   Agilent Technologies*                                 112,300          3,331
   Akamai Technologies*                                    9,600            167
   Altera                                                  3,200             66
   Amphenol, Cl A                                         26,000          1,044
   Analog Devices                                        100,200          2,640
   Ansys*                                                 11,300            428
   Apple*                                                414,699         47,135
   Applied Materials                                      49,705            752
   Applied Micro Circuits*                                33,700            202
   Arrow Electronics*                                      1,400             37
   Automatic Data Processing                               9,100            389
   Avnet*                                                  8,000            197
   Avocent*                                                3,900             80
   BMC Software*                                          28,500            816
   Broadcom, Cl A* (A)                                   218,200          4,065
   Broadridge Financial Solutions                         33,300            512
   Brocade Communications Systems*                        50,700            295
   CA                                                     76,900          1,535
   Ciena*                                                  9,600             97

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Cisco Systems*                                      1,968,356   $     44,406
   Citrix Systems*                                         5,100            129
   CommScope*                                              8,600            298
   Compuware*                                             12,200            118
   Corning                                               199,500          3,120
   Cree*                                                   3,600             82
   Daktronics (A)                                         58,500            975
   Dell*                                                 827,176         13,632
   Dolby Laboratories, Cl A*                              16,000            563
   DST Systems*                                            2,900            162
   Earthlink*                                             34,600            294
   eBay*                                               1,279,500         28,635
   Electronic Arts* (A)                                  619,820         22,927
   EMC* (A)                                              585,500          7,003
   Equinix*                                                1,200             83
   Factset Research Systems                                2,600            136
   Fiserv*                                                11,200            530
   Flir Systems*                                          19,000            730
   Global Payments                                        16,400            736
   Google, Cl A*                                         180,311         72,218
   Harris                                                 55,000          2,541
   Hewitt Associates, Cl A*                               46,300          1,687
   Hewlett-Packard                                       741,100         34,268
   IAC* (A)                                               36,550            632
   Integral Systems                                        6,200            129
   Integrated Device Technology*                         128,100            997
   Intel                                                 793,387         14,860
   International Business Machines                       250,939         29,350
   Intersil, Cl A                                         24,400            405
   Intuit*                                               749,400         23,689
   Iron Mountain*                                         21,900            535
   Itron*                                                  1,800            159
   Juniper Networks* (A)                                 413,300          8,708
   Linear Technology (A)                                 207,010          6,347
   LSI Logic* (A)                                        143,800            771
   Mastercard, Cl A (A)                                  150,500         26,688
   McAfee*                                                26,100            886
   MEMC Electronic Materials*                             27,259            770
   Mettler Toledo International*                          10,800          1,058
   Micrel (A)                                             28,200            256
   Microchip Technology                                    4,800            141
   Microsoft                                           2,205,248         58,858
   Molex                                                  12,000            269
   National Semiconductor                                198,000          3,408
   NCR*                                                   29,900            659
   NetApp* (A)                                            52,700            961
   NeuStar, Cl A*                                          1,200             24
   Nokia ADR                                             527,400          9,836
   Nuance Communications*                                 15,700            191
   ON Semiconductor*                                      17,500            118
   Oracle*                                               452,565          9,192
   QLogic* (A)                                            90,700          1,393
   Qualcomm                                            1,872,428         80,458

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

Large Cap Growth Fund (Concluded)

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Rambus*                                                29,900   $        384
   Red Hat*                                              499,100          7,521
   Research In Motion* (A)                               356,730         24,365
   Salesforce.com*                                        29,500          1,428
   Seagate Technology                                  1,324,100         16,048
   Silicon Laboratories* (A)                             106,700          3,276
   Sohu.com*                                              14,200            792
   SPSS*                                                  17,700            520
   Symantec*                                              36,200            709
   Synaptics* (A)                                         31,400            949
   Teradata*                                             649,100         12,657
   Teradyne*                                              15,100            118
   Texas Instruments                                     553,715         11,905
   Trimble Navigation*                                    10,000            259
   Valueclick* (A)                                        53,800            550
   VeriSign* (A)                                         701,400         18,293
   Visa, Cl A (A)                                        551,170         33,836
   VMware, Cl A*                                           2,700             72
   Volterra Semiconductor* (A)                            52,600            670
   Western Digital*                                      180,200          3,842
   Western Union                                         566,620         13,979
   Xilinx                                                 17,400            408
   Yahoo!*                                               696,400         12,048
   Zebra Technologies, Cl A*                               9,600            267
                                                                   ------------
                                                                        769,529
                                                                   ------------
MATERIALS -- 2.7%
   Air Products & Chemicals                               60,200          4,123
   Airgas                                                  6,000            298
   AK Steel Holding (A)                                   70,900          1,838
   Alcoa                                                  59,000          1,332
   Alpha Natural Resources*                               18,900            972
   Aptargroup                                              6,100            239
   Ball                                                      100              4
   Celanese, Ser A                                        15,000            419
   Century Aluminum*                                       4,500            125
   CF Industries Holdings                                  8,200            750
   Cleveland-Cliffs                                       27,700          1,466
   Crown Holdings*                                        27,900            620
   Ecolab                                                 12,700            616
   FMC                                                     5,100            262
   Freeport-McMoRan Copper & Gold, Cl B (A)               13,400            762
   Greif, Cl A                                            53,700          3,524
   Intrepid Potash*                                       47,700          1,438
   Martin Marietta Materials                               1,300            146
   Monsanto                                               88,114          8,722
   Mosaic                                                 90,800          6,176
   Nalco Holding                                          14,300            265
   Newmont Mining                                         20,900            810
   Nucor                                                  12,600            498

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Owens-Illinois*                                        48,900   $      1,438
   Packaging Corp of America                               1,300             30
   Praxair                                               281,800         20,216
   Rohm & Haas                                             1,000             70
   Sigma-Aldrich                                          27,700          1,452
   Southern Copper                                        26,200            500
   Steel Dynamics                                         31,900            545
   Terra Industries (A)                                   87,200          2,564
   United States Steel                                    63,200          4,905
                                                                   ------------
                                                                         67,125
                                                                   ------------
TELECOMMUNICATION SERVICES -- 1.5%
   American Tower, Cl A*                                 288,140         10,364
   Crown Castle International*                           809,620         23,455
   MetroPCS Communications*                                8,300            116
   Windstream (A)                                        285,900          3,128
                                                                   ------------
                                                                         37,063
                                                                   ------------
UTILITIES -- 0.9%
   AES*                                                  220,900          2,582
   Allegheny Energy                                        9,300            342
   Calpine*                                               31,300            407
   Constellation Energy Group                             24,000            583
   DPL (A)                                                44,100          1,094
   Energen                                                 5,800            262
   Entergy                                                25,400          2,261
   Equitable Resources                                    49,900          1,830
   Exelon                                                 36,800          2,304
   NRG Energy*                                            47,500          1,176
   PPL                                                    81,800          3,028
   Public Service Enterprise Group                        68,300          2,240
   Questar                                                11,100            453
   Reliant Energy* (A)                                   492,600          3,621
   Sierra Pacific Resources                               34,100            327
                                                                   ------------
                                                                         22,510
                                                                   ------------
Total Common Stock
   (Cost $2,428,111) ($ Thousands)                                    2,442,820
                                                                   ------------
AFFILATED PARTNERSHIP -- 9.5%
   SEI Liquidity Fund, L.P., 2.590%**++ (B)          238,690,140        234,816
                                                                   ------------
Total Affilated Partnership
   (Cost $238,690) ($ Thousands)                                        234,816
                                                                   ------------

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                      Shares/
                                                    Face Amount     Market Value
Description                                        ($ Thousands)   ($ Thousands)
------------------------------------------------   -------------   -------------
CASH EQUIVALENTS -- 1.8%
   Merrill Lynch EBP Master, 1.670%**                  9,641,395   $      9,641
   SEI Daily Income Trust, Prime Obligation Fund,
      Cl A, 2.350%**++                                35,915,212         35,915
                                                                   ------------
Total Cash Equivalents
   (Cost $45,556) ($ Thousands)                                          45,556
                                                                   ------------
U.S. TREASURY OBLIGATION -- 0.2%
   U.S. Treasury Bills
         1.657%, 11/20/08 (C) (D)                  $       5,785          5,784
                                                                   ------------
Total U.S. Treasury Obligation
   (Cost $5,772) ($ Thousands)                                            5,784
                                                                   ------------
Total Investments -- 110.0%
   (Cost $2,718,129) ($ Thousands)                                 $  2,728,976
                                                                   ============

A summary of the open futures contracts held by the Fund at September 30, 2008, is as follows (see Note 2 in Notes to Financial Statements):

                            NUMBER OF                   UNREALIZED
TYPE OF                     CONTRACTS    EXPIRATION    DEPRECIATION
CONTRACT                  LONG (SHORT)      DATE      ($ THOUSANDS)
--------                  ------------   ----------   -------------
S&P 500 Composite Index        84         Dec-2008        $(433)
                                                          =====

Percentages are based on Net Assets of $2,479,747 ($ Thousands).

*    Non-income producing security.

**   Rate shown is the 7-day effective yield as of September 30, 2008.

+    Real Estate Investment Trust.

++   Investment in Affiliated Security (see Note 3).

@   Narrow Industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

(A) This Security or a partial position of this security is on loan at September 30, 2008 (see Note 7). The total market value of securities on loan at September 30, 2008 was $244,955 ($ Thousands).

(B) This security was purchased with cash collateral held from securities on loan (see Note 7). The total market value of such securities as of September 30, 2008 was $234,816 ($ Thousands).

(C)  The rate reported is the rate effective yield at time of purchase.

(D) Security, or portion thereof, has been pledged as collateral on open futures contracts.

ADR  -- American Depositary Receipt
Cl   -- Class
L.P. -- Limited Partnership
Ser  -- Series

The accompanying notes are an integral part of the financial statements.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

Tax-Managed Large Cap Fund

September 30, 2008

SECTOR WEIGHTINGS# (UNAUDITED):

                               (PERFORMANCE GRAPH)

Information Technology       16.1%
Financials                   14.6%
Affiliated Partnership       12.1%
Health Care                  11.9%
Energy                       11.1%
Consumer Discretionary        8.8%
Industrials                   7.7%
Consumer Staples              7.6%
Telecommunication Services    3.0%
Utilities                     2.7%
Materials                     2.6%
Short-Term Investments        1.7%
U.S. Treasury Obligations     0.1%

# Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 7).

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
COMMON STOCK -- 97.8%
CONSUMER DISCRETIONARY -- 10.1%
   Abercrombie & Fitch, Cl A                               2,300   $         91
   Aeropostale*                                           35,700          1,146
   Amazon.com* (A)                                       224,320         16,322
   American Eagle Outfitters (A)                           6,300             96
   America's Car-Mart* (A)                                 8,900            165
   Apollo Group, Cl A*                                    18,325          1,087
   Ascent Media, Cl A*                                       234              6
   Autoliv                                                58,550          1,976
   Autonation* (A)                                         6,700             75
   Autozone*                                               3,200            395
   Barnes & Noble (A)                                     21,250            554
   Bed Bath & Beyond*                                      1,700             53
   Belo, Cl A (A)                                         36,800            219
   Best Buy (A)                                            7,687            288
   Big Lots* (A)                                           3,200             89
   Black & Decker                                          7,450            453
   Brunswick (A)                                          27,400            350
   Cablevision Systems, Cl A                               9,900            249
   Career Education*                                       2,700             44
   Carmax* (A)                                             4,080             57
   Carnival (A)                                            4,200            148
   Cavco Industries*                                         130              5
   CBS, Cl B                                             175,810          2,563
   CEC Entertainment*                                      2,800             93
   Centex                                                 28,650            464
   Clear Channel Outdoor Holdings, Cl A*                   3,500             48
   Coach*                                                232,170          5,814
   Coldwater Creek* (A)                                    6,100             35
   Comcast, Cl A                                         318,091          6,244
   Darden Restaurants                                     14,900            427
   DeVry                                                   1,021             51
   Dick's Sporting Goods*                                  2,600             51
   DIRECTV Group*                                        156,765          4,103

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Discovery Communications, Cl A*                         2,340   $         33
   Discovery Communications, Cl C*                         2,340             33
   DISH Network, Cl A* (A)                                16,350            343
   Dollar Tree*                                            6,300            229
   DR Horton (A)                                           7,250             94
   DreamWorks Animation SKG, Cl A*                         1,800             57
   Eastman Kodak (A)                                     365,700          5,624
   Ethan Allen Interiors (A)                              30,500            855
   Expedia*                                                1,535             23
   FGX International Holdings*                             3,100             34
   Foot Locker                                             5,350             86
   Ford Motor* (A)                                        69,672            362
   Fortune Brands (A)                                     88,882          5,098
   GameStop, Cl A* (A)                                     3,622            124
   Gannett (A)                                           104,500          1,767
   Gap                                                   175,300          3,117
   Gentex                                                  3,100             44
   Genuine Parts                                           2,650            107
   Goodyear Tire & Rubber*                                55,150            844
   Gymboree*                                               2,700             96
   H&R Block                                              46,800          1,065
   Harley-Davidson (A)                                    28,400          1,059
   Hasbro (A)                                             89,100          3,094
   Hearst-Argyle Television (A)                              700             16
   Home Depot (A)                                        384,200          9,947
   HSN*                                                      238              3
   Idearc (A)                                             11,225             14
   International Game Technology                           6,200            107
   International Speedway, Cl A (A)                        7,100            276
   Interpublic Group*                                      3,050             24
   Interval Leisure Group*                                   238              2
   ITT Educational Services*                               1,200             97
   J.C. Penney                                           135,700          4,524
   Johnson Controls                                      156,500          4,747
   Jones Apparel Group                                    55,200          1,022
   KB Home (A)                                            17,900            352
   Kohl's* (A)                                            42,400          1,954
   Las Vegas Sands* (A)                                    1,100             40
   Leggett & Platt (A)                                    59,300          1,292
   Lennar, Cl A (A)                                        3,800             58
   Liberty Global, Ser C*                                  2,201             62
   Liberty Global, Cl A* (A)                              14,170            429
   Liberty Media - Capital, Ser A*                         2,390             32
   Liberty Media - Entertainment, Cl A*                    9,560            239
   Liberty Media - Interactive, Cl A* (A)                 23,975            310
   Limited Brands                                          2,950             51
   Lowe's                                                376,124          8,910
   Macy's                                                107,207          1,928
   Marriott International, Cl A (A)                       95,280          2,486
   Mattel                                                 98,000          1,768
   McDonald's (A)                                        178,762         11,030
   McGraw-Hill                                           105,611          3,338
   MDC Holdings                                            1,150             42

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   MGM Mirage* (A)                                       304,000   $      8,664
   Mohawk Industries* (A)                                    950             64
   Newell Rubbermaid                                      77,020          1,329
   News, Cl A                                            212,594          2,549
   Nike, Cl B                                             67,200          4,496
   Nordstrom (A)                                           9,800            282
   NVR* (A)                                                2,700          1,544
   Office Depot*                                           7,100             41
   Omnicom Group                                          15,500            598
   O'Reilly Automotive*                                    1,800             48
   PetSmart                                                1,700             42
   Pulte Homes                                             2,800             39
   Rent-A-Center* (A)                                     36,500            813
   Ross Stores (A)                                        45,100          1,660
   Royal Caribbean Cruises                                 4,700             98
   Saks* (A)                                               6,000             56
   Sears Holdings* (A)                                    61,415          5,742
   Service International                                  40,100            335
   Shaw Communications, Cl B                              84,600          1,720
   Sherwin-Williams (A)                                   21,600          1,235
   Snap-On                                                 1,950            103
   Stanley Works                                          40,800          1,703
   Staples                                               465,525         10,474
   Starbucks*                                             13,700            204
   Starwood Hotels & Resorts Worldwide                    72,440          2,038
   Target                                                185,620          9,105
   Ticketmaster*                                             238              3
   Tiffany (A)                                             1,300             46
   Time Warner (A)                                     1,051,100         13,780
   Time Warner Cable, Cl A* (A)                            2,400             58
   Titan International (A)                                 3,000             64
   TJX (A)                                                59,700          1,822
   Toll Brothers*                                          2,400             61
   Under Armour, Cl A* (A)                                12,800            407
   Urban Outfitters* (A)                                  12,250            390
   Valassis Communications* (A)                           36,800            319
   VF                                                      2,800            216
   Viacom, Cl B*                                          83,642          2,078
   Virgin Media                                            4,500             36
   WABCO Holdings                                          1,200             43
   Walt Disney (A)                                       200,900          6,166
   Weight Watchers International (A)                     213,400          7,810
   Whirlpool (A)                                          34,745          2,755
   Williams-Sonoma (A)                                     2,000             32
   Wyndham Worldwide                                      87,700          1,378
   Wynn Resorts (A)                                        1,100             90
   Yum! Brands                                            23,200            757
                                                                   ------------
                                                                        216,342
                                                                   ------------
CONSUMER STAPLES -- 8.6%
   Altria Group                                          119,100          2,363
   Anheuser-Busch                                         16,600          1,077
   Archer-Daniels-Midland                                142,857          3,130

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Avon Products                                          11,200   $        466
   BJ's Wholesale Club* (A)                                8,500            330
   Brown-Forman, Cl B                                      1,200             86
   Bunge (A)                                              21,300          1,346
   Campbell Soup                                           5,900            228
   Clorox                                                 27,950          1,752
   Coca-Cola (A)                                         308,651         16,321
   Coca-Cola Enterprises (A)                             111,950          1,877
   Colgate-Palmolive                                      68,802          5,184
   ConAgra Foods                                         136,300          2,652
   Constellation Brands, Cl A* (A)                         3,000             64
   Costco Wholesale                                       63,769          4,141
   CVS Caremark                                          221,745          7,464
   Dean Foods*                                             1,350             32
   Del Monte Foods                                       127,800            997
   Energizer Holdings*                                     3,200            258
   General Mills                                          59,500          4,089
   Herbalife                                              27,500          1,087
   Hershey (A)                                             2,400             95
   HJ Heinz                                                1,750             87
   Hormel Foods                                            4,000            145
   Kellogg                                                20,400          1,144
   Kimberly-Clark                                         56,200          3,644
   Kraft Foods, Cl A                                     139,876          4,581
   Kroger                                                230,800          6,342
   Lorillard                                               5,300            377
   McCormick                                               2,100             81
   Molson Coors Brewing, Cl B                              7,700            360
   Pepsi Bottling Group                                  130,500          3,807
   PepsiAmericas                                           9,300            193
   PepsiCo                                               272,567         19,426
   Philip Morris International                            93,900          4,517
   Procter & Gamble                                      651,906         45,431
   Reynolds American                                      47,100          2,290
   Safeway (A)                                           149,134          3,537
   Sara Lee (A)                                          216,600          2,736
   Smithfield Foods* (A)                                   1,350             21
   SUPERVALU                                              79,850          1,733
   SYSCO                                                  61,050          1,882
   TreeHouse Foods*                                          282              8
   Tyson Foods, Cl A (A)                                  26,372            315
   UST                                                    20,100          1,337
   Walgreen                                              332,900         10,307
   Wal-Mart Stores                                       236,100         14,140
   Whole Foods Market (A)                                  2,500             50
   WM Wrigley Jr.                                         22,725          1,804
                                                                   ------------
                                                                        185,334
                                                                   ------------
ENERGY -- 12.6%
   Anadarko Petroleum                                     65,500          3,177
   Apache                                                 76,471          7,974
   Arch Coal                                               2,400             79
   Baker Hughes                                            3,841            233

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   BJ Services                                             3,100   $         59
   Cabot Oil & Gas                                         1,000             36
   Cameron International* (A)                            115,200          4,440
   Chesapeake Energy (A)                                 182,920          6,560
   Chevron                                               417,562         34,441
   Cimarex Energy (A)                                     43,685          2,137
   Clayton Williams Energy*                                1,700            120
   Complete Production Services*                          21,000            423
   ConocoPhillips                                        388,875         28,485
   Consol Energy                                           2,800            128
   Devon Energy                                          108,790          9,922
   Diamond Offshore Drilling (A)                           2,400            247
   Dresser-Rand Group*                                     1,450             46
   El Paso (A)                                            59,400            758
   ENSCO International                                    26,900          1,550
   EOG Resources (A)                                     113,400         10,145
   Exxon Mobil                                           822,494         63,875
   Forest Oil*                                             1,150             57
   Foundation Coal Holdings                                  850             30
   Global Industries*                                      5,200             36
   Gulfport Energy*                                        8,400             84
   Halliburton                                           422,966         13,700
   Helix Energy Solutions Group*                             850             21
   Helmerich & Payne                                       4,300            186
   Hess                                                  117,540          9,648
   Holly                                                  30,600            885
   Marathon Oil                                          129,374          5,158
   Mariner Energy*                                           931             19
   Massey Energy                                           2,200             78
   Murphy Oil (A)                                         27,500          1,764
   Nabors Industries* (A)                                 62,500          1,558
   National Oilwell Varco*                                10,430            524
   Newfield Exploration*                                   5,100            163
   Noble                                                  34,300          1,506
   Noble Energy                                            5,800            322
   Occidental Petroleum                                  152,800         10,765
   Oil States International*                               2,000             71
   Overseas Shipholding Group (A)                         22,200          1,294
   Patriot Coal* (A)                                         880             26
   Patterson-UTI Energy (A)                               80,400          1,610
   Peabody Energy                                          4,400            198
   Petro-Canada                                           27,000            900
   Pioneer Natural Resources                               4,950            259
   Plains Exploration & Production*                        4,095            144
   Pride International*                                    1,050             31
   Rowan (A)                                               5,600            171
   Schlumberger                                          238,146         18,597
   SEACOR Holdings* (A)                                    1,800            142
   Smith International                                     7,200            422
   Southwestern Energy*                                    5,700            174
   Spectra Energy                                         10,922            260
   Suncor Energy                                         205,288          8,651

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Sunoco                                                 20,100   $        715
   Superior Energy Services*                              13,900            433
   Tesoro                                                  2,700             45
   Tidewater                                                 950             53
   Transocean                                              2,339            257
   Unit*                                                     750             37
   Valero Energy                                         115,694          3,506
   W&T Offshore (A)                                       24,900            680
   Weatherford International* (A)                        266,610          6,703
   Williams                                               10,500            248
   XTO Energy (A)                                         70,320          3,271
                                                                   ------------
                                                                        270,237
                                                                   ------------
FINANCIALS -- 16.6%
   ACE                                                    49,200          2,663
   Affiliated Managers Group*                                675             56
   Aflac                                                   8,350            491
   Allied Capital (A)                                      8,900             96
   Allied World Assurance Holdings                           600             21
   Allstate (A)                                          200,800          9,261
   AMB Property+                                           1,700             77
   American Capital (A)                                    5,100            130
   American Equity Investment
      Life Holding (A)                                     3,800             29
   American Express                                      153,650          5,444
   American Financial Group                               65,400          1,929
   American International Group (A)                      314,500          1,047
   American Physicians Capital                            13,000            550
   Ameriprise Financial                                   71,400          2,727
   Annaly Capital Management+ (A)                        124,600          1,676
   AON                                                    18,250            821
   Apartment Investment & Management, Cl A+                1,400             49
   Arch Capital Group*                                     8,700            635
   Assurant                                               48,500          2,668
   Astoria Financial                                       8,500            176
   AvalonBay Communities+                                    500             49
   Axis Capital Holdings                                 112,150          3,556
   Bank of America (A)                                   946,171         33,116
   Bank of Hawaii                                            950             51
   Bank of New York Mellon                                55,391          1,805
   BB&T (A)                                              120,200          4,544
   BlackRock                                                 200             39
   Boston Properties+                                      1,600            150
   Brandywine Realty Trust+                               88,000          1,411
   Camden Property Trust+                                  1,100             50
   Capital One Financial (A)                             196,401         10,016
   CapitalSource+ (A)                                      4,000             49
   CB Richard Ellis Group, Cl A* (A)                      83,100          1,111
   CBL & Associates Properties+ (A)                       16,500            331
   Cedar Shopping Centers+                                 6,400             85

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Central Pacific Financial (A)                          34,500   $        580
   Charles Schwab                                        600,353         15,609
   Chubb                                                 162,300          8,910
   Cincinnati Financial                                   37,500          1,067
   CIT Group (A)                                          80,200            558
   Citigroup                                           1,073,057         22,008
   CME Group                                              61,280         22,766
   Colonial Properties Trust+ (A)                          6,000            112
   Comerica (A)                                           37,000          1,213
   Credicorp                                              22,400          1,394
   Discover Financial Services (A)                       102,450          1,416
   Duke Realty+ (A)                                        5,550            136
   E*Trade Financial* (A)                                 32,400             91
   Endurance Specialty Holdings (A)                       50,100          1,549
   Equity Residential+                                     8,950            397
   Erie Indemnity, Cl A                                    1,700             72
   Everest Re Group                                       30,100          2,605
   Federal Realty Investment Trust+                          300             26
   Federated Investors, Cl B (A)                          40,800          1,177
   Fidelity National Financial, Cl A                      32,299            475
   Fifth Third Bancorp (A)                                57,400            683
   First Horizon National (A)                             32,774            307
   First Midwest Bancorp (A)                               8,300            201
   Forestar Real Estate Group*                               366              5
   Franklin Resources                                     44,600          3,931
   Freddie Mac (A)                                        15,500             27
   Genworth Financial, Cl A                               45,700            393
   Goldman Sachs Group (A)                                59,100          7,565
   Hanover Insurance Group                                 8,200            373
   Hartford Financial Services Group                     104,300          4,275
   HCC Insurance Holdings                                  1,500             41
   HCP+                                                    2,900            116
   Health Care+                                              650             35
   Highwoods Properties+                                   1,500             53
   Hospitality Properties Trust+ (A)                      53,400          1,096
   Host Hotels & Resorts+                                 36,532            486
   HRPT Properties Trust+ (A)                              6,800             47
   Hudson City Bancorp (A)                                31,600            583
   Huntington Bancshares (A)                              75,300            602
   IntercontinentalExchange*                             155,700         12,562
   Invesco                                                 5,400            113
   Investment Technology Group*                            2,400             73
   Janus Capital Group (A)                                55,050          1,337
   Jefferies Group (A)                                     3,800             85
   JPMorgan Chase                                        861,240         40,220
   Keycorp (A)                                           149,000          1,779
   Kimco Realty+ (A)                                       1,600             59
   Legg Mason                                              3,100            118
   Lexington Realty Trust+ (A)                            18,700            322
   Liberty Property Trust+                                 1,650             62
   Lincoln National                                       58,036          2,485
   Loews                                                  12,900            509
   M&T Bank                                                  650             58

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Macerich+                                                 650   $         41
   Mack-Cali Realty+                                       2,400             81
   MainSource Financial Group (A)                          2,300             45
   Manulife Financial (A)                                  9,245            339
   Marsh & McLennan                                        5,900            187
   MBIA (A)                                               50,900            606
   Merrill Lynch (A)                                     372,400          9,422
   MetLife (A)                                            81,000          4,536
   MGIC Investment (A)                                    29,700            209
   Montpelier Re Holdings (A)                             20,800            343
   Moody's (A)                                            50,400          1,714
   Morgan Stanley                                        209,900          4,828
   NASDAQ Stock Market*                                    2,100             64
   National City (A)                                     102,900            180
   Nationwide Financial Services, Cl A (A)                37,850          1,867
   Nationwide Health Properties+                           1,300             47
   New York Community Bancorp (A)                          2,237             38
   Northern Trust                                          3,400            245
   NorthStar Realty Finance+ (A)                          19,700            153
   NYSE Euronext (A)                                     101,500          3,977
   Old Republic International (A)                         70,975            905
   Oriental Financial Group                               18,200            325
   PartnerRe                                               5,800            395
   Patriot Capital Funding                                 2,600             17
   Pennsylvania Real Estate Investment
      Trust+ (A)                                          46,400            875
   Penson Worldwide*                                       5,000             69
   People's United Financial                               4,725             91
   PHH*                                                      957             13
   Phoenix                                                 9,700             90
   Piper Jaffray*                                            366             16
   Platinum Underwriters Holdings (A)                     42,800          1,519
   Plum Creek Timber+                                      3,900            194
   PMI Group (A)                                          16,000             47
   PNC Financial Services Group                           37,100          2,771
   Popular (A)                                            21,600            179
   Principal Financial Group (A)                          45,400          1,974
   Progressive (A)                                       108,700          1,891
   Prologis+ (A)                                          24,354          1,005
   Protective Life                                         1,300             37
   Prudential Financial                                   61,100          4,399
   Public Storage+                                         6,650            658
   Raymond James Financial (A)                             2,025             67
   Realty Income+ (A)                                      1,050             27
   Regency Centers+                                          850             57
   Regions Financial (A)                                 327,614          3,145
   Reinsurance Group of America, Cl A (A)                 28,000          1,512
   SeaBright Insurance Holdings*                          13,200            172
   Simon Property Group+ (A)                               6,425            623
   SL Green Realty+                                          600             39
   SLM* (A)                                               10,200            126
   Sovereign Bancorp (A)                                  66,990            265

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   St. Joe (A)                                             1,350   $         53
   State Street                                           24,755          1,408
   Student Loan                                              600             56
   Sunstone Hotel Investors+ (A)                          36,400            491
   SunTrust Banks (A)                                    122,600          5,516
   SVB Financial Group* (A)                                1,550             90
   Synovus Financial (A)                                   5,000             52
   T. Rowe Price Group (A)                                33,100          1,778
   Taubman Centers+                                        1,250             63
   TCF Financial (A)                                       6,800            122
   TD Ameritrade Holding*                                  4,350             70
   Torchmark (A)                                          32,750          1,958
   Travelers                                             253,031         11,437
   Tree.com*                                                  39             --
   UDR+                                                    2,800             73
   UnionBanCal                                            18,550          1,360
   Unitrin                                                   550             14
   Unum Group (A)                                         47,750          1,199
   US Bancorp (A)                                        195,861          7,055
   Ventas+                                                 2,050            101
   Vornado Realty Trust+ (A)                               6,260            569
   Wachovia (A)                                           98,600            345
   Waddell & Reed Financial, Cl A                          3,900             97
   Washington Federal (A)                                 26,600            491
   Washington Mutual (A)                                 104,600              9
   Weingarten Realty Investors+                              700             25
   Wells Fargo (A)                                       457,755         17,180
   Whitney Holding (A)                                     1,200             29
   Wilmington Trust (A)                                    4,300            124
   WR Berkley                                             48,500          1,142
   XL Capital, Cl A (A)                                   39,600            710
   Zions Bancorporation (A)                               32,700          1,265
                                                                   ------------
                                                                        356,978
                                                                   ------------
HEALTH CARE -- 13.5%
   Abbott Laboratories                                   171,100          9,852
   Advanced Medical Optics*                                1,222             22
   Aetna                                                 239,400          8,645
   Alcon                                                   9,800          1,583
   Allergan                                              341,808         17,603
   AmerisourceBergen                                      64,702          2,436
   Amgen*                                                239,642         14,204
   AMN Healthcare Services*                                2,700             47
   Amylin Pharmaceuticals* (A)                           125,930          2,546
   Applied Biosystems                                      4,950            170
   Barr Pharmaceuticals*                                   1,850            121
   Baxter International                                  140,400          9,214
   Beckman Coulter                                           600             43
   Becton Dickinson                                       34,550          2,773
   Biogen Idec*                                            8,420            423
   Boston Scientific*                                     72,317            887
   Bristol-Myers Squibb                                  102,200          2,131
   C.R. Bard                                               6,400            607

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Cardinal Health                                        63,430   $      3,126
   Celgene*                                               25,700          1,626
   Cephalon*                                                 700             54
   Charles River Laboratories International*              18,300          1,016
   Cigna                                                  56,900          1,933
   Covance*                                                3,350            296
   Coventry Health Care*                                  45,900          1,494
   Covidien                                               30,150          1,621
   CryoLife*                                               7,500             98
   DaVita*                                                 2,325            133
   Dentsply International                                    900             34
   Eli Lilly                                             178,947          7,879
   Endo Pharmaceuticals Holdings*                          9,600            192
   Express Scripts*                                       30,200          2,229
   Forest Laboratories*                                   45,972          1,300
   Genentech*                                            262,430         23,272
   Genzyme*                                                4,350            352
   Gilead Sciences*                                      306,680         13,978
   Health Management Associates, Cl A*                     4,600             19
   Health Net*                                             1,600             38
   HLTH*                                                  10,300            118
   Hospira*                                                1,450             55
   Humana*                                                43,700          1,800
   Illumina*                                               1,000             41
   ImClone Systems*                                          650             41
   IMS Health                                              1,972             37
   Intuitive Surgical* (A)                                 3,550            855
   Inverness Medical Innovations* (A)                      7,300            219
   Invitrogen* (A)                                         2,700            102
   Isis Pharmaceuticals* (A)                               2,100             35
   Johnson & Johnson                                     393,655         27,272
   King Pharmaceuticals* (A)                             133,500          1,279
   Laboratory Corp of America Holdings* (A)                5,300            368
   Life Sciences Research*                                 1,700             60
   Martek Biosciences (A)                                 14,000            440
   McKesson                                               52,526          2,826
   Medco Health Solutions*                                49,386          2,222
   Medicines*                                             27,900            648
   Medtronic                                              57,000          2,856
   Merck                                                 526,985         16,632
   Merit Medical Systems*                                  6,300            118
   Millipore*                                                700             48
   Mylan Laboratories* (A)                                 7,875             90
   Patterson*                                              2,100             64
   PerkinElmer                                            11,950            298
   Perrigo                                                 1,300             50
   Pfizer                                              1,368,933         25,243
   Pharmaceutical Product Development                      4,300            178
   PharMerica*                                               428             10
   Quest Diagnostics                                       4,500            233
   Schering-Plough                                       563,971         10,417


      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   St. Jude Medical*                                     123,640   $      5,377
   STERIS                                                  2,700            101
   Stryker                                               114,937          7,161
   Synovis Life Technologies*                              2,700             51
   Teva Pharmaceutical Industries ADR (A)                139,970          6,409
   Thermo Fisher Scientific*                             145,076          7,979
   UnitedHealth Group                                    673,592         17,103
   Valeant Pharmaceuticals International* (A)              6,000            123
   Varian Medical Systems*                                 2,300            131
   Vertex Pharmaceuticals*                                 2,500             83
   Warner Chilcott, Cl A* (A)                             46,900            709
   Waters*                                                 5,800            337
   Watson Pharmaceuticals*                                 1,550             44
   WellPoint*                                             52,741          2,467
   Wyeth                                                 233,700          8,633
   Zimmer Holdings*                                       74,630          4,818
                                                                   ------------
                                                                        290,178
                                                                   ------------
INDUSTRIALS -- 8.7%
   3M                                                     44,300          3,026
   Acuity Brands                                          15,200            635
   AGCO*                                                   1,500             64
   Allied Waste Industries*                               76,354            848
   AMR* (A)                                               18,200            179
   Avery Dennison                                          1,600             71
   Avis Budget Group*                                     37,750            217
   Boeing                                                 27,903          1,600
   Brink's                                                   650             40
   Bucyrus International, Cl A                             6,600            295
   Burlington Northern Santa Fe (A)                       28,870          2,668
   C.H. Robinson Worldwide (A)                             3,200            163
   Caterpillar (A)                                        81,100          4,834
   Continental Airlines, Cl B* (A)                         2,450             41
   Cooper Industries, Cl A                                 1,100             44
   Covanta Holding*                                        1,150             28
   Crane                                                     850             25
   CSX                                                    50,200          2,739
   Cummins                                                75,000          3,279
   Danaher                                                45,510          3,158
   Deere                                                  17,900            886
   Delta Air Lines* (A)                                   12,800             95
   Dover                                                  30,000          1,217
   DRS Technologies                                          650             50
   Dun & Bradstreet                                          800             75
   Eaton                                                  32,300          1,815
   Emerson Electric                                      176,300          7,191
   Energy Conversion Devices* (A)                          4,500            262
   Equifax                                                 4,601            159
   Expeditors International of Washington                249,400          8,689
   Fastenal (A)                                            3,600            178

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   FedEx (A)                                              40,200   $      3,177
   First Solar* (A)                                        1,400            264
   Flowserve                                               3,000            266
   Fluor                                                 109,800          6,116
   Foster Wheeler*                                        37,900          1,369
   Gardner Denver*                                        28,300            983
   GATX                                                    1,600             63
   General Cable*                                         68,100          2,426
   General Dynamics                                       25,700          1,892
   General Electric                                    1,778,864         45,361
   GeoEye*                                                 2,100             46
   Goodrich                                                3,950            164
   Harsco                                                  4,600            171
   Herman Miller (A)                                         950             23
   Hertz Global Holdings*                                  5,300             40
   Honeywell International                                68,800          2,859
   Hubbell, Cl B                                           4,850            170
   Hudson Highland Group*                                    750              5
   IKON Office Solutions                                   2,650             45
   Illinois Tool Works                                    65,500          2,911
   Ingersoll-Rand, Cl A (A)                               43,600          1,359
   Iron Mountain* (A)                                      4,725            115
   ITT                                                     4,000            222
   Jacobs Engineering Group*                               2,080            113
   JB Hunt Transport Services (A)                          1,300             43
   John Bean Technologies*                                 3,588             45
   Joy Global                                              1,500             68
   Kansas City Southern* (A)                               1,200             53
   Kirby*                                                  1,700             64
   L-3 Communications Holdings                               400             39
   Lockheed Martin                                        37,000          4,058
   Manitowoc (A)                                           1,300             20
   Manpower                                                2,200             95
   Masco (A)                                              70,700          1,268
   Monster Worldwide* (A)                                  5,000             75
   MSC Industrial Direct, Cl A (A)                         4,000            184
   NCI Building Systems* (A)                               7,600            241
   Norfolk Southern                                       78,200          5,178
   Northrop Grumman                                      125,234          7,582
   Oshkosh Truck                                           3,200             42
   PACCAR (A)                                             15,168            579
   Pall                                                    4,750            163
   Parker Hannifin                                        62,400          3,307
   Pentair                                                 2,400             83
   Precision Castparts                                    16,390          1,291
   Quanta Services* (A)                                  121,000          3,268
   Raytheon                                               64,300          3,441
   Republic Services                                       9,600            288
   Robert Half International                               5,800            144
   Rockwell Automation                                     6,000            224
   Rockwell Collins                                        7,900            380
   RR Donnelley & Sons                                   113,300          2,779
   Ryder System (A)                                       12,400            769

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Shaw Group*                                            63,050   $      1,938
   Skywest                                                 4,400             70
   Southwest Airlines                                      3,150             46
   Spirit Aerosystems Holdings, Cl A*                     18,900            304
   SPX                                                     1,050             81
   Steelcase, Cl A                                         3,900             42
   Stericycle* (A)                                        16,000            943
   Sunpower, Cl A* (A)                                       600             43
   Sunpower, Cl B*                                         1,714            118
   Thomas & Betts*                                        72,800          2,844
   Timken                                                 27,500            780
   Trinity Industries (A)                                  1,400             36
   Tyco International                                     72,700          2,546
   Union Pacific                                          33,200          2,363
   United Parcel Service, Cl B                           169,300         10,647
   United Rentals*                                         2,837             43
   United Technologies                                   179,292         10,768
   URS*                                                    1,100             40
   USG* (A)                                                1,700             44
   Viad                                                      425             12
   Waste Management                                       64,209          2,022
   WESCO International* (A)                               19,600            631
   WW Grainger (A)                                         4,800            417
                                                                   ------------
                                                                        187,280
                                                                   ------------
INFORMATION TECHNOLOGY -- 18.4%
   Accenture, Cl A                                        61,000          2,318
   Activision Blizzard* (A)                              440,760          6,801
   Adobe Systems*                                         29,912          1,181
   Advent Software* (A)                                    1,400             49
   Affiliated Computer Services, Cl A*                     2,100            106
   Agilent Technologies*                                  14,100            418
   Akamai Technologies*                                    3,800             66
   Alliance Data Systems*                                    800             51
   Altera (A)                                              6,400            132
   Amkor Technology*                                      16,100            103
   Amphenol, Cl A                                          2,200             88
   Analog Devices                                          2,450             65
   Apple*                                                221,310         25,154
   Applied Materials                                       7,716            117
   Applied Micro Circuits*                                18,000            108
   Arrow Electronics*                                     26,100            684
   Autodesk*                                               4,100            138
   Automatic Data Processing                              21,300            911
   Avnet*                                                 10,000            246
   Avocent*                                               14,000            286
   AVX                                                     4,550             46
   BMC Software*                                           8,900            255
   Broadcom, Cl A* (A)                                    76,400          1,423
   Broadridge Financial Solutions                          3,275             50
   Brocade Communications Systems*                         7,300             42
   CA (A)                                                190,800          3,808

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Cisco Systems*                                        836,843   $     18,879
   Citrix Systems*                                        11,750            297
   Cognizant Technology Solutions, Cl A*                   4,456            102
   Computer Sciences*                                     45,075          1,812
   Compuware*                                             44,362            430
   Corning                                                25,700            402
   CSG Systems International*                              4,050             71
   Cypress Semiconductor* (A)                              6,250             33
   Daktronics (A)                                         15,600            260
   Dell*                                                 423,450          6,978
   Dolby Laboratories, Cl A* (A)                           2,900            102
   DST Systems* (A)                                          850             48
   Earthlink* (A)                                         46,800            398
   eBay*                                                 850,134         19,026
   EchoStar, Cl A*                                         1,070             26
   Electronic Arts*                                      411,002         15,203
   EMC* (A)                                              256,000          3,062
   Equinix* (A)                                              600             42
   Fair Isaac                                              2,025             47
   Fidelity National Information Services (A)              3,667             68
   Fiserv*                                                 2,125            101
   Flextronics International*                             77,159            546
   Global Payments                                         4,000            179
   Google, Cl A*                                         100,265         40,158
   Harris                                                 20,800            961
   Hewitt Associates, Cl A*                               41,400          1,509
   Hewlett-Packard                                       441,638         20,421
   IAC*                                                      595             10
   Ingram Micro, Cl A*                                    86,400          1,388
   Integral Systems                                        8,700            181
   Integrated Device Technology*                          16,600            129
   Intel                                                 192,036          3,597
   International Business Machines                        99,236         11,607
   Intuit*                                               430,400         13,605
   Jabil Circuit                                           3,000             29
   Juniper Networks* (A)                                 233,250          4,915
   Lam Research*                                           1,300             41
   Lender Processing Services                              1,833             56
   Lexmark International, Cl A*                           40,400          1,316
   Linear Technology (A)                                 127,451          3,908
   LSI Logic* (A)                                         26,006            139
   Macrovision Solutions*                                     23             --
   Marvell Technology Group* (A)                           9,100             85
   Mastercard, Cl A (A)                                   76,200         13,513
   McAfee*                                                 4,400            149
   MEMC Electronic Materials*                                800             23
   Metavante Technologies*                                 1,533             30
   Mettler Toledo International*                           2,300            225
   Micrel                                                  7,000             63
   Microchip Technology (A)                                3,650            107
   Micron Technology* (A)                                 15,200             62
   Microsoft                                             643,740         17,181

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   MKS Instruments*                                        1,750   $         35
   Molex                                                     700             16
   Motorola                                              138,100            985
   National Semiconductor                                 51,600            888
   NCR*                                                    9,700            214
   NetApp*                                                10,900            199
   Nokia ADR                                             164,700          3,072
   Novell*                                                 3,500             18
   Nvidia*                                                19,150            205
   ON Semiconductor*                                       5,300             36
   Oracle*                                               145,144          2,948
   Paychex                                                 1,500             50
   PC-Telephone                                            5,400             50
   Perot Systems, Cl A*                                    2,900             50
   PMC - Sierra* (A)                                       6,450             47
   Polycom* (A)                                            5,600            130
   QLogic* (A)                                           119,700          1,839
   Qualcomm                                              938,512         40,328
   Red Hat* (A)                                          151,700          2,286
   Research In Motion* (A)                               208,430         14,236
   Salesforce.com*                                         1,500             73
   SanDisk*                                                5,100            100
   Seagate Technology                                    920,900         11,161
   Semtech*                                                3,250             45
   Silicon Laboratories*                                  24,000            736
   Sun Microsystems* (A)                                  85,200            648
   Sybase*                                                 1,200             37
   Symantec*                                             201,127          3,938
   Synopsys*                                               9,289            185
   Teradata*                                             360,000          7,020
   Teradyne*                                               5,200             41
   Texas Instruments                                     318,900          6,856
   Tyco Electronics                                        7,000            194
   United Online                                           3,300             31
   Verigy*                                                   863             14
   VeriSign* (A)                                         357,450          9,322
   Visa, Cl A (A)                                        277,560         17,039
   Vishay Intertechnology* (A)                            81,300            538
   Volterra Semiconductor* (A)                            23,400            298
   Western Digital*                                       92,500          1,972
   Western Union                                         366,911          9,052
   Xerox                                                 230,400          2,657
   Xilinx (A)                                              4,300            101
   Yahoo!*                                               466,350          8,068
                                                                     ----------
                                                                        395,924
                                                                     ----------
MATERIALS -- 2.9%
   Air Products & Chemicals                               16,500          1,130
   Airgas                                                  7,600            377
   AK Steel Holding                                        1,700             44
   Alcoa                                                 178,200          4,024
   Allegheny Technologies                                  1,200             35

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Ashland (A)                                            11,700   $        342
   Ball (A)                                               13,400            529
   Carpenter Technology                                   22,800            585
   Celanese, Ser A                                        23,200            648
   CF Industries Holdings                                    300             27
   Cleveland-Cliffs (A)                                    1,800             95
   Crown Holdings*                                         3,000             67
   Dow Chemical (A)                                      220,200          6,998
   E.I. Du Pont de Nemours (A)                           125,000          5,038
   Eagle Materials                                           753             17
   Eastman Chemical (A)                                   45,400          2,500
   Ecolab (A)                                              5,600            272
   Freeport-McMoRan Copper & Gold, Cl B (A)               39,610          2,252
   Greif, Cl A                                             2,900            190
   Hercules                                                3,250             64
   Huntsman                                                3,700             47
   International Flavors & Fragrances                      3,100            122
   International Paper                                   105,800          2,770
   Intrepid Potash*                                       22,800            687
   Lubrizol                                               24,800          1,070
   Martin Marietta Materials (A)                             550             62
   MeadWestvaco (A)                                        2,450             57
   Methanex                                               58,300          1,160
   Monsanto                                               40,078          3,967
   Mosaic                                                 20,400          1,388
   Newmont Mining (A)                                      7,900            306
   Nucor                                                 104,300          4,120
   OM Group*                                               5,350            120
   Owens-Illinois* (A)                                    21,650            637
   Pactiv*                                                 4,000             99
   PPG Industries                                         30,400          1,773
   Praxair                                               169,520         12,161
   Reliance Steel & Aluminum                              21,600            820
   Rohm & Haas                                               600             42
   RPM International                                       3,000             58
   Sealed Air (A)                                         21,000            462
   Sigma-Aldrich                                           2,700            142
   Smurfit-Stone Container*                               65,600            308
   Sonoco Products                                        46,000          1,365
   Steel Dynamics                                         33,800            578
   Temple-Inland (A)                                       3,100             47
   Terra Industries                                       27,600            811
   United States Steel                                    18,400          1,428
   Valspar                                                30,400            678
   Vulcan Materials (A)                                    1,700            127
   Weyerhaeuser                                            1,000             61
                                                                     ----------
                                                                         62,707
                                                                     ----------
TELECOMMUNICATION SERVICES -- 3.4%
   American Tower, Cl A*                                 187,614          6,748
   AT&T                                                1,113,742         31,096

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

Tax-Managed Large Cap Fund (Concluded)

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Atlantic Telegraph-Network                              2,300   $         64
   CenturyTel                                             36,600          1,341
   Crown Castle International*                           459,212         13,303
   Embarq                                                  3,076            125
   Fairpoint Communications (A)                              946              8
   Frontier Communications (A)                             7,800             90
   Leap Wireless International* (A)                        1,100             42
   Level 3 Communications* (A)                            28,700             77
   MetroPCS Communications*                                3,000             42
   NII Holdings*                                           2,600             99
   Qwest Communications International (A)                 52,061            168
   SBA Communications, Cl A* (A)                           2,550             66
   Sprint Nextel (A)                                     514,962          3,141
   Telephone & Data Systems                                2,600             93
   Telephone & Data Systems, Cl L                          2,600             93
   US Cellular*                                            4,600            216
   Verizon Communications                                517,805         16,616
   Windstream                                              8,323             91
                                                                   ------------
                                                                         73,519
                                                                   ------------
UTILITIES -- 3.0%
   AES*                                                  604,000          7,061
   Allegheny Energy                                       11,900            438
   Alliant Energy                                         83,900          2,702
   Ameren (A)                                             43,900          1,713
   American Electric Power                               167,500          6,203
   Aqua America (A)                                        1,333             24
   Centerpoint Energy                                     38,600            562
   CMS Energy (A)                                         49,700            620
   Consolidated Edison (A)                                52,700          2,264
   Constellation Energy Group                              8,600            209
   Dominion Resources                                     35,900          1,536
   DTE Energy (A)                                        101,500          4,072
   Duke Energy                                           261,044          4,550
   Dynegy, Cl A*                                           6,800             24
   Edison International                                   89,000          3,551
   Entergy                                                29,550          2,630
   Equitable Resources                                       900             33
   Exelon                                                 28,600          1,791
   FirstEnergy                                            61,800          4,140
   FPL Group                                              11,600            583
   Great Plains Energy                                     1,950             43
   Nicor (A)                                               1,250             55
   NiSource                                               19,500            288
   OGE Energy                                              6,100            188
   Pepco Holdings                                        111,000          2,543
   PG&E                                                   62,150          2,328
   Pinnacle West Capital (A)                              81,100          2,791
   PPL                                                     4,900            181
   Progress Energy                                        18,100            781
   Public Service Enterprise Group                        56,800          1,862

                                                    Shares/Face
                                                       Amount      Market Value
Description                                        ($ Thousands)   ($ Thousands)
------------------------------------------------   -------------   -------------
   Questar                                                 8,400   $        344
   Reliant Energy*                                       206,762          1,520
   Sempra Energy                                          29,550          1,491
   Sierra Pacific Resources                               77,300            741
   Southern (A)                                           44,500          1,677
   TECO Energy                                             4,900             77
   Wisconsin Energy                                       18,200            817
   Xcel Energy (A)                                       137,000          2,739
                                                                   ------------
                                                                         65,172
                                                                   ------------
Total Common Stock
   (Cost $2,074,830) ($ Thousands)                                    2,103,671
                                                                   ------------
AFFILATED PARTNERSHIP -- 13.8%
   SEI Liquidity Fund, L.P.,
      2.590%**++ (B)                                 302,154,319        297,567
                                                                   ------------
Total Affilated Partnership
   (Cost $302,154) ($ Thousands)                                        297,567
                                                                   ------------
CASH EQUIVALENTS -- 1.9%
   Merrill Lynch EBP Master, 1.670%**                  6,375,026          6,375
   SEI Daily Income Trust, Prime Obligation
      Fund, Cl A, 2.350%**++                          34,251,779         34,252
                                                                   ------------
Total Cash Equivalents
   (Cost $40,627) ($ Thousands)                                          40,627
                                                                   ------------
U.S. TREASURY OBLIGATIONS -- 0.2%
   U.S. Treasury Bills
         1.237%, 12/18/08 (C) (D)                  $         100            100
         1.657%, 11/20/08 (C) (D)                          4,274          4,273
                                                                   ------------
Total U.S. Treasury Obligations
   (Cost $4,364) ($ Thousands)                                            4,373
                                                                   ------------
Total Investments -- 113.7%
   (Cost $2,421,975) ($ Thousands)                                 $  2,446,238
                                                                   ============

A summary of the open futures contracts held by the Fund at September 30, 2008, is as follows (see Note 2 in Notes to Financial Statements):

                             NUMBER OF                  UNREALIZED
TYPE OF                      CONTRACTS   EXPIRATION    DEPRECIATION
CONTRACT                   LONG (SHORT)     DATE      ($ THOUSANDS)
--------                   ------------  ----------   -------------
S&P 500 Index E-MINI            3          Dec-2008       $  (2)
S&P 500 Composite Index        98          Dec-2008        (834)
S&P Mid 400 Index E-MINI       57          Dec-2008        (154)
                                                          -----
                                                          $(990)
                                                          =====

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

Description

Percentages are based on Net Assets of $2,152,169 ($ Thousands).

*    Non-income producing security.

**   Rate shown is the 7-day effective yield as of September 30, 2008.

+    Real Estate Investment Trust.

++   Investment in Affiliated Security (see Note 3).

(A) This Security or a partial position of this security is on loan at September 30, 2008 (see Note 7). The total market value of securities on loan at September 30, 2008 was $315,154 ($ Thousands).

(B) This security was purchased with cash collateral held from securities on loan (see Note 7). The total market value of such securities as of September 30, 2008 was $297,567 ($ Thousands).

(C)  The rate reported is the effective yield at time of purchase.

(D) Security, or portion thereof has been pledged as collateral on open futures contracts.

ADR  -- American Depositary Receipt
Cl   -- Class
L.P. -- Limited Partnership
Ser  -- Series

Amounts designated as "--" are $0 or rounded to $0.

The accompanying notes are an integral part of the financial statements.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

Large Cap Diversified Alpha Fund

September 30, 2008

SECTOR WEIGHTINGS# (UNAUDITED):

                               (PERFORMANCE GRAPH)

Information Technology               16.0%
Financials                           12.0%
Mortgage-Backed Securities           12.0%
Health Care                          10.2%
Energy                                9.0%
Consumer Discretionary                8.9%
Industrials                           8.9%
Consumer Staples                      6.4%
Short-Term Investment                 4.8%
Materials                             2.7%
Asset-Backed Securities               2.6%
Utilities                             2.4%
Telecommunication Services            2.3%
U.S. Government Agency Obligations    0.9%
U.S. Treasury Obligations             0.9%

#    Percentages based on total investments.

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
COMMON STOCK -- 94.0%
CONSUMER DISCRETIONARY -- 10.6%
   Abercrombie & Fitch, Cl A                               3,400   $        134
   Advance Auto Parts                                      3,600            143
   Aeropostale* (A)                                       49,300          1,583
   Amazon.com*                                           101,500          7,385
   American Eagle Outfitters                              17,500            267
   American Greetings, Cl A                                6,300             96
   AnnTaylor Stores*                                      11,500            237
   Apollo Group, Cl A*                                    16,000            949
   Ascent Media, Cl A*                                     1,125             27
   Autoliv                                                17,000            574
   Autozone*                                               1,283            158
   Bed Bath & Beyond*                                      3,800            119
   Best Buy (A)                                           42,063          1,577
   Big Lots* (A)                                         134,068          3,731
   BorgWarner                                             13,600            446
   Boyd Gaming                                            29,900            280
   Brinker International                                  36,900            660
   Burger King Holdings                                    2,000             49
   Cablevision Systems, Cl A (A)                          11,262            283
   California Pizza Kitchen*                              22,600            291
   Career Education*                                       1,679             27
   Carnival                                                4,000            141
   CBS, Cl B                                              45,199            659
   Centex                                                  6,000             97
   Central European Media Enterprises, Cl A*               1,700            111
   Christopher & Banks                                    25,300            194
   Coach* (A)                                            130,795          3,275
   Comcast, Cl A (A)                                     200,172          3,929
   Darden Restaurants (A)                                 30,700            879
   Deckers Outdoor*                                        2,900            302
   DeVry                                                   2,000             99
   Dick's Sporting Goods*                                  3,400             67
   DIRECTV Group* (A)                                    177,796          4,653

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Discovery Communications, Cl A*                        11,250   $        160
   Discovery Communications, Cl C*                        11,250            159
   Dollar Tree*                                           19,500            709
   DR Horton                                              12,900            168
   Eastman Kodak                                         161,560          2,485
   Expedia*                                               29,231            442
   Family Dollar Stores                                    6,800            161
   Federal Mogul, Cl A*                                    5,360             67
   Ford Motor* (A)                                       288,658          1,501
   GameStop, Cl A*                                        15,900            544
   Gannett                                                67,831          1,147
   Gap (A)                                               117,400          2,087
   Garmin                                                    600             20
   General Motors                                         11,900            112
   Gentex                                                 36,400            521
   Genuine Parts                                           3,263            131
   Goodyear Tire & Rubber*                                11,100            170
   Guess?                                                 10,690            372
   Gymboree* (A)                                          31,200          1,108
   H&R Block (A)                                         226,078          5,143
   Hanesbrands*                                            7,300            159
   Harman International Industries                        25,728            877
   Hasbro (A)                                             61,100          2,121
   Home Depot (A)                                        142,700          3,695
   HSN*                                                    5,780             64
   International Game Technology                          37,800            649
   International Speedway, Cl A                            4,200            163
   Interpublic Group* (A)                                306,647          2,377
   ITT Educational Services*                              10,300            833
   J.C. Penney                                            34,300          1,144
   John Wiley & Sons, Cl A                                 3,000            121
   Johnson Controls                                       27,809            843
   Jones Apparel Group (A)                                60,000          1,111
   KB Home                                                 2,500             49
   Kohl's* (A)                                             5,456            251
   Las Vegas Sands*                                          800             29
   Leggett & Platt                                        17,700            386
   Liberty Global, Cl A*                                  36,704          1,112
   Liberty Media - Entertainment, Cl A*                   34,900            871
   LKQ*                                                    2,700             46
   Lowe's                                                  2,200             52
   Macy's                                                  3,500             63
   Marriott International, Cl A                            1,700             44
   Mattel                                                  2,400             43
   McDonald's (A)                                         91,942          5,673
   McGraw-Hill                                             8,098            256
   MDC Holdings                                              900             33
   MGM Mirage*                                           117,200          3,340
   NetFlix* (A)                                           43,200          1,334
   New York Times, Cl A                                    3,200             46
   Newell Rubbermaid                                       3,002             52
   News, Cl A                                            333,431          3,998

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Nike, Cl B                                             11,324   $        758
   NVR* (A)                                                3,745          2,142
   Office Depot*                                          25,047            146
   Omnicom Group                                           3,448            133
   Orient-Express Hotels, Cl A                             1,900             46
   Panera Bread, Cl A*                                       800             41
   Penn National Gaming*                                   1,500             40
   Polo Ralph Lauren (A)                                  35,721          2,380
   priceline.com*                                            900             62
   Pulte Homes                                            14,000            196
   RadioShack                                             49,600            857
   Ross Stores                                             8,300            306
   Royal Caribbean Cruises                                 1,700             35
   Scripps Networks Interactive, Cl A                     10,200            370
   Sears Holdings*                                        31,400          2,936
   Service International                                  77,901            651
   Shaw Communications, Cl B (A)                          87,200          1,773
   Sherwin-Williams                                       20,680          1,182
   Sirius XM Radio*                                       86,840             49
   Snap-On (A)                                            40,686          2,143
   Stamps.com*                                            17,100            200
   Stanley Works                                           8,100            338
   Staples                                               184,900          4,160
   Starwood Hotels & Resorts Worldwide                     2,700             76
   Strayer Education                                         200             40
   Target                                                  5,445            267
   Tiffany                                                 4,300            153
   Tim Hortons                                             3,887            115
   Time Warner (A)                                       614,694          8,059
   Time Warner Cable, Cl A*                               10,845            262
   Titan International                                    14,800            316
   TJX                                                    77,100          2,353
   Toll Brothers*                                         13,100            331
   TravelCenters of America LLC*                               1             --
   TRW Automotive Holdings* (A)                           98,554          1,568
   Urban Outfitters* (A)                                  46,700          1,488
   VF                                                      6,118            473
   Viacom, Cl B* (A)                                      38,600            959
   Virgin Media                                           82,800            654
   WABCO Holdings                                         26,700            949
   Walt Disney (A)                                       110,809          3,401
   Warnaco Group*                                         26,100          1,182
   Warner Music Group                                     22,243            169
   Weight Watchers International                          78,700          2,880
   Williams-Sonoma                                         1,900             31
   Wyndham Worldwide (A)                                 114,341          1,796
   Wynn Resorts                                            2,000            163
   Yum! Brands                                            28,210            920
                                                                   ------------
                                                                        132,013
                                                                   ------------
CONSUMER STAPLES -- 7.6%
   Alberto-Culver                                          6,521            178
   Altria Group (A)                                       96,474          1,914

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Anheuser-Busch                                         16,021   $      1,039
   Archer-Daniels-Midland (A)                            106,455          2,332
   Avon Products                                           9,000            374
   Bare Escentuals*                                       50,694            551
   BJ's Wholesale Club* (A)                               51,336          1,995
   Brown-Forman, Cl B (A)                                 37,569          2,698
   Bunge (A)                                              17,927          1,133
   Central European Distribution*                            700             32
   Church & Dwight                                         3,000            186
   Coca-Cola (A)                                          94,005          4,971
   Coca-Cola Enterprises (A)                              84,700          1,420
   Colgate-Palmolive                                      26,012          1,960
   ConAgra Foods                                          58,700          1,142
   Constellation Brands, Cl A*                             7,200            155
   Corn Products International                             4,346            140
   Costco Wholesale (A)                                   32,575          2,115
   CVS Caremark                                           22,388            754
   Dean Foods*                                            10,305            241
   Del Monte Foods                                        69,300            541
   Dr Pepper Snapple Group*                               16,400            434
   Energizer Holdings*                                     2,000            161
   Estee Lauder, Cl A                                        800             40
   General Mills (A)                                      20,600          1,416
   Hansen Natural*                                         1,400             42
   Herbalife (A)                                          43,200          1,707
   HJ Heinz                                                7,374            368
   Hormel Foods                                            7,200            261
   JM Smucker                                              1,200             61
   Kellogg                                                11,875            666
   Kimberly-Clark (A)                                     35,435          2,298
   Kraft Foods, Cl A                                       9,939            326
   Kroger (A)                                            149,421          4,106
   Lorillard                                               6,350            452
   McCormick                                               1,053             40
   Molson Coors Brewing, Cl B (A)                         24,292          1,136
   Pepsi Bottling Group                                    8,600            251
   PepsiAmericas (A)                                      46,400            961
   PepsiCo (A)                                            85,747          6,111
   Philip Morris International (A)                        84,373          4,058
   Procter & Gamble (A)                                  295,205         20,573
   Reynolds American (A)                                  26,190          1,273
   Safeway (A)                                            86,406          2,050
   Smithfield Foods*                                       4,300             68
   SUPERVALU                                              64,053          1,390
   SYSCO (A)                                             212,791          6,560
   Tyson Foods, Cl A (A)                                 173,897          2,076
   UST                                                     2,100            140
   Walgreen                                              126,148          3,906
   Wal-Mart Stores (A)                                    89,124          5,338
   Whole Foods Market                                     12,400            248
   WM Wrigley Jr.                                          9,376            744
                                                                   ------------
                                                                         95,132
                                                                   ------------

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
ENERGY -- 10.7%
   Anadarko Petroleum                                     23,600   $      1,145
   Apache (A)                                             18,722          1,952
   Arch Coal                                               9,113            300
   Atwood Oceanics*                                        1,100             40
   Baker Hughes                                           12,750            772
   Cabot Oil & Gas                                         6,200            224
   Cameron International* (A)                             29,576          1,140
   Chesapeake Energy                                      35,600          1,277
   Chevron (A)                                           221,900         18,302
   Cimarex Energy (A)                                     55,500          2,715
   ConocoPhillips (A)                                    145,116         10,630
   Consol Energy                                           6,700            307
   Continental Resources*                                  3,100            122
   Denbury Resources*                                     10,400            198
   Devon Energy (A)                                       12,500          1,140
   Diamond Offshore Drilling                               1,700            175
   Dresser-Rand Group*                                     1,400             44
   El Paso                                                49,772            635
   Encore Acquisition*                                     1,300             54
   ENSCO International (A)                                20,500          1,181
   EOG Resources                                          39,900          3,569
   Exterran Holdings*                                      1,300             42
   Exxon Mobil (A)                                       449,744         34,927
   FMC Technologies*                                       5,000            233
   Forest Oil*                                             5,200            258
   Foundation Coal Holdings                               10,779            384
   Frontier Oil                                            2,400             44
   Frontline                                               3,700            178
   Halliburton (A)                                       131,272          4,252
   Helix Energy Solutions Group*                           1,400             34
   Helmerich & Payne (A)                                  31,600          1,365
   Hercules Offshore*                                      1,600             24
   Hess (A)                                               18,845          1,547
   Key Energy Services*                                   22,738            264
   Marathon Oil (A)                                       47,610          1,898
   Mariner Energy* (A)                                    75,400          1,546
   Massey Energy                                          31,600          1,127
   Murphy Oil (A)                                         50,233          3,222
   Nabors Industries*                                     32,400            807
   National Oilwell Varco*                                13,533            680
   Newfield Exploration*                                   4,100            131
   Noble (A)                                              25,400          1,115
   Noble Energy                                            9,100            506
   Occidental Petroleum (A)                               81,708          5,756
   Oceaneering International*                                200             11
   Oil States International*                               1,200             42
   Overseas Shipholding Group                             30,300          1,767
   Patriot Coal*                                           6,300            183
   Patterson-UTI Energy (A)                               87,600          1,754
   Peabody Energy                                          1,700             77
   Petro-Canada (A)                                       40,000          1,334
   PetroHawk Energy*                                       5,400            117

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Pioneer Natural Resources (A)                          39,936   $      2,088
   Plains Exploration & Production*                       16,897            594
   Pride International* (A)                               30,700            909
   Quicksilver Resources*                                 27,037            531
   Range Resources                                         7,300            313
   Rowan                                                     400             12
   Schlumberger (A)                                       60,252          4,705
   SEACOR Holdings* (A)                                   13,200          1,042
   Smith International                                     5,600            328
   Southwestern Energy* (A)                               46,145          1,409
   Superior Energy Services*                              49,900          1,554
   Swift Energy*                                           5,500            213
   Tesoro                                                  1,600             26
   Tidewater (A)                                          20,100          1,113
   Transocean                                              6,619            727
   Unit*                                                  18,400            917
   Valero Energy (A)                                      58,000          1,757
   W&T Offshore (A)                                       35,700            974
   Weatherford International*                             15,500            390
   Whiting Petroleum*                                      5,665            404
   Williams (A)                                           50,900          1,204
   XTO Energy                                             27,591          1,284
                                                                   ------------
                                                                        134,041
                                                                   ------------
FINANCIALS -- 14.4%
   Aflac                                                  17,816          1,047
   Alexandria Real Estate Equities+                        1,800            203
   Alleghany*                                                139             51
   Allied World Assurance Holdings                        21,700            771
   Allstate (A)                                           66,560          3,070
   AMB Property+                                           6,200            281
   American Capital                                        1,600             41
   American Express                                       74,139          2,627
   American Financial Group (A)                           83,014          2,449
   American International Group                           47,022            157
   American National Insurance                               342             30
   American Physicians Capital                             6,600            279
   Ameriprise Financial (A)                               50,288          1,921
   Annaly Capital Management+ (A)                        100,700          1,354
   AON                                                    11,786            530
   Apartment Investment & Management, Cl A+                6,624            232
   Arch Capital Group*                                    10,300            752
   Aspen Insurance Holdings                               11,800            325
   Associated Banc-Corp                                   28,724            573
   Assurant (A)                                           36,174          1,990
   Astoria Financial                                      10,600            220
   AvalonBay Communities+                                 10,851          1,068
   Axis Capital Holdings (A)                              49,800          1,579
   Bancorpsouth                                            7,800            219
   Bank of America (A)                                   225,401          7,889
   Bank of Hawaii                                          5,115            273
   Bank of New York Mellon (A)                            99,384          3,238

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   BB&T                                                   33,611   $      1,270
   BlackRock (A)                                           7,012          1,364
   BOK Financial                                           9,459            458
   Boston Properties+ (A)                                 40,995          3,840
   Brandywine Realty Trust+ (A)                           82,100          1,316
   Brown & Brown                                           3,963             86
   Camden Property Trust+                                  1,500             69
   Capital One Financial (A)                              73,500          3,748
   Capitol Federal Financial                               6,458            286
   CapLease+                                               5,700             45
   CB Richard Ellis Group, Cl A*                           3,800             51
   CBL & Associates Properties+ (A)                       53,800          1,080
   Charles Schwab (A)                                    272,158          7,076
   Chubb (A)                                              78,304          4,299
   Cincinnati Financial                                    4,200            119
   Citigroup                                             371,601          7,622
   CME Group                                              17,299          6,427
   Colonial Properties Trust+                              1,000             19
   Commerce Bancshares                                     5,200            241
   Credicorp (A)                                          21,700          1,351
   Cullen/Frost Bankers                                    7,500            450
   Digital Realty Trust+                                   1,400             66
   Discover Financial Services                            55,769            771
   Douglas Emmett+                                         4,900            113
   Eaton Vance                                             3,700            130
   Endurance Specialty Holdings (A)                       86,200          2,665
   Equity Residential+                                     5,800            258
   Erie Indemnity, Cl A                                    1,000             42
   Essex Property Trust+                                   2,200            260
   Everest Re Group                                        3,900            337
   Fannie Mae                                              2,247              3
   Federal Realty Investment Trust+                          606             52
   Federated Investors, Cl B                              32,100            926
   Fidelity National Financial, Cl A                       8,200            121
   Fifth Third Bancorp                                     6,000             71
   First Cash Financial Services*                          2,600             39
   First Citizens BancShares, Cl A                         2,208            395
   Forest City Enterprises, Cl A                          12,218            375
   Franklin Resources (A)                                 25,281          2,228
   Fulton Financial                                       18,300            200
   General Growth Properties+                             15,300            231
   Goldman Sachs Group                                    34,324          4,393
   Greenhill                                              12,400            915
   Hanover Insurance Group (A)                            26,500          1,206
   Hartford Financial Services Group                      14,503            594
   HCC Insurance Holdings                                  2,100             57
   HCP+                                                   12,800            514
   Health Care+                                           10,000            532
   Hospitality Properties Trust+                          20,187            414
   Host Hotels & Resorts+                                 62,974            837
   Hudson City Bancorp (A)                               184,000          3,395
   Huntington Bancshares                                  35,700            285
   Interactive Brokers Group, Cl A*                        4,900            109

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   IntercontinentalExchange*                              68,300   $      5,510
   Invesco                                                 4,000             84
   Investment Technology Group*                           23,200            706
   Janus Capital Group (A)                               133,029          3,230
   Jefferies Group                                           900             20
   Jones Lang LaSalle                                     15,920            692
   JPMorgan Chase (A)                                    251,117         11,727
   Kimco Realty+                                           2,800            103
   Lazard, Cl A                                            1,000             43
   Leucadia National                                      21,000            954
   Liberty Property Trust+                                 1,300             49
   Loews (A)                                              90,849          3,588
   M&T Bank                                                2,200            196
   Mack-Cali Realty+                                       3,100            105
   Markel*                                                    94             33
   Marsh & McLennan (A)                                   81,377          2,585
   Merrill Lynch                                         159,835          4,044
   MetLife (A)                                            22,242          1,246
   Montpelier Re Holdings                                 14,900            246
   Moody's                                                 3,300            112
   Morgan Stanley                                         26,862            618
   NASDAQ Stock Market*                                   39,462          1,206
   Nationwide Health Properties+                           9,600            345
   New York Community Bancorp                             27,400            460
   Northern Trust                                         32,649          2,357
   NorthStar Realty Finance+                              56,600            439
   NYSE Euronext                                         104,929          4,111
   PartnerRe (A)                                          17,300          1,178
   People's United Financial                              13,100            252
   Philadelphia Consolidated Holding*                      2,000            117
   Platinum Underwriters Holdings                         10,800            383
   Plum Creek Timber+                                      5,297            264
   PNC Financial Services Group                            4,046            302
   Popular                                                21,100            175
   Principal Financial Group                               7,389            321
   Progressive                                             6,100            106
   Prologis+                                               3,600            149
   Protective Life                                         1,500             43
   Prudential Financial                                    3,400            245
   Public Storage+                                        18,127          1,795
   Raymond James Financial                                32,061          1,057
   Rayonier+ (A)                                          87,645          4,150
   Regency Centers+                                          800             53
   Regions Financial (A)                                 286,955          2,755
   RenaissanceRe Holdings                                 41,100          2,137
   SeaBright Insurance Holdings*                           2,800             36
   Simon Property Group+                                   2,600            252
   St. Joe                                                 5,500            215
   StanCorp Financial Group                                2,900            151
   State Street                                            4,000            228
   Sunstone Hotel Investors+                              28,800            389
   SunTrust Banks                                            821             37
   Synovus Financial                                      20,700            214

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   T. Rowe Price Group (A)                                61,733   $      3,316
   Taubman Centers+                                        3,000            150
   TCF Financial                                           5,200             94
   TD Ameritrade Holding* (A)                            180,400          2,922
   TFS Financial                                           4,661             58
   Torchmark                                               3,171            190
   Transatlantic Holdings (A)                              1,127             61
   Travelers (A)                                          91,076          4,117
   Tree.com*                                               1,013              5
   UDR+                                                   11,800            309
   UnionBanCal                                             1,000             73
   Unum Group                                              6,000            151
   US Bancorp                                             16,002            576
   Valley National Bancorp                                   955             20
   Ventas+                                                14,700            726
   Wachovia (A)                                          100,481            352
   Waddell & Reed Financial, Cl A                         13,800            342
   Washington Federal                                     41,000            756
   Webster Financial                                       8,200            207
   Weingarten Realty Investors+                            1,400             50
   Wells Fargo (A)                                       100,679          3,778
   Whitney Holding                                           400             10
   Wilmington Trust                                        4,700            136
   WR Berkley (A)                                         58,000          1,366
   XL Capital, Cl A                                       19,900            357
   Zions Bancorporation (A)                               13,100            507
                                                                   ------------
                                                                        179,362
                                                                   ------------
HEALTH CARE -- 12.2%
   Abbott Laboratories                                    25,275          1,455
   Aetna (A)                                             167,056          6,032
   Alkermes*                                              28,200            375
   Allergan                                               92,394          4,758
   AmerisourceBergen (A)                                 151,405          5,700
   Amgen* (A)                                            134,948          7,998
   Applied Biosystems (A)                                127,045          4,351
   Barr Pharmaceuticals*                                     600             39
   Baxter International                                   22,089          1,450
   Becton Dickinson (A)                                   27,348          2,195
   Biogen Idec* (A)                                       34,900          1,755
   BioMarin Pharmaceuticals*                               4,700            125
   Boston Scientific*                                     13,700            168
   Bristol-Myers Squibb (A)                              136,341          2,843
   C.R. Bard                                               3,200            304
   Cardinal Health (A)                                   130,662          6,439
   Celgene*                                                4,906            310
   Cephalon* (A)                                          16,800          1,302
   Cerner*                                                20,556            918
   Charles River Laboratories International*               4,400            244
   Cigna (A)                                             108,225          3,677
   Community Health Systems*                               1,400             41
   Covance*                                               10,000            884

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Covidien                                                4,700   $        253
   Cubist Pharmaceuticals* (A)                            39,400            876
   Dentsply International                                 14,568            547
   Dionex*                                                 3,300            210
   Edwards Lifesciences*                                   9,644            557
   Eli Lilly (A)                                          50,089          2,205
   Endo Pharmaceuticals Holdings*                         34,900            698
   Express Scripts* (A)                                   56,100          4,141
   Forest Laboratories* (A)                               73,300          2,073
   Genentech*                                             79,500          7,050
   Gen-Probe*                                                500             27
   Genzyme*                                               20,877          1,689
   Gilead Sciences*                                       10,700            488
   Health Management Associates, Cl A*                   102,625            427
   Henry Schein*                                           5,200            280
   Hill-Rom Holdings                                       4,630            140
   HLTH*                                                  76,296            872
   Hologic*                                                1,800             35
   Hospira*                                                1,200             46
   Humana* (A)                                            58,400          2,406
   Idexx Laboratories* (A)                                30,200          1,655
   Illumina*                                               3,800            154
   ImClone Systems*                                        4,500            281
   Intuitive Surgical* (A)                                 6,100          1,470
   Inverness Medical Innovations*                         12,600            378
   Invitrogen*                                            12,392            468
   Isis Pharmaceuticals*                                   7,600            128
   Johnson & Johnson (A)                                 161,562         11,193
   Kinetic Concepts*                                       1,000             29
   King Pharmaceuticals* (A)                             209,800          2,010
   Laboratory Corp of America Holdings*                      745             52
   LifePoint Hospitals*                                   10,400            334
   Lincare Holdings*                                      45,900          1,381
   Martek Biosciences                                     17,500            550
   McKesson (A)                                          105,458          5,675
   Medco Health Solutions* (A)                            89,995          4,050
   Medicis Pharmaceutical, Cl A                           16,700            249
   Medtronic (A)                                          56,292          2,820
   Merck (A)                                             103,936          3,280
   Merit Medical Systems*                                  8,400            158
   Mylan Laboratories*                                     3,600             41
   Omnicare                                               26,900            774
   OSI Pharmaceuticals*                                   10,000            493
   Owens & Minor                                          17,300            839
   Patterson*                                              2,200             67
   Pediatrix Medical Group*                                4,500            243
   PerkinElmer                                            15,173            379
   Perrigo                                                 6,800            262
   Pfizer (A)                                            518,017          9,552
   Pharmaceutical Product Development                      6,800            281
   Quest Diagnostics                                       6,500            336
   Resmed*                                                 1,100             47
   Schering-Plough                                         3,096             57
   Sepracor*                                              20,246            371

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Somanetics*                                             2,900   $         63
   St. Jude Medical*                                       2,300            100
   STERIS                                                 38,100          1,432
   Stryker (A)                                            76,815          4,786
   Techne*                                                15,221          1,098
   Tenet Healthcare*                                     316,319          1,756
   Thermo Fisher Scientific*                              15,112            831
   UnitedHealth Group (A)                                356,265          9,046
   Universal Health Services, Cl B                        14,655            821
   Varian Medical Systems*                                 5,800            331
   VCA Antech*                                             1,900             56
   Vertex Pharmaceuticals*                                 1,500             50
   Warner Chilcott, Cl A* (A)                             66,200          1,001
   Waters*                                                 7,063            411
   Watson Pharmaceuticals*                                 1,400             40
   WellCare Health Plans*                                  2,500             90
   WellPoint* (A)                                         31,945          1,494
   Wyeth                                                  22,056            815
   Zimmer Holdings*                                        2,000            129
                                                                   ------------
                                                                        152,790
                                                                   ------------
INDUSTRIALS -- 10.6%
   3M (A)                                                 26,245          1,793
   AAON                                                    7,700            140
   Acuity Brands                                           6,300            263
   Aecom Technology*                                      27,799            679
   AGCO*                                                  14,900            635
   Alliant Techsystems*                                    1,900            178
   Allied Waste Industries*                               69,914            777
   Ametek                                                  8,200            334
   BE Aerospace*                                           1,400             22
   Boeing (A)                                            103,677          5,946
   Brink's                                                 4,500            275
   Bucyrus International, Cl A (A)                        20,300            907
   Burlington Northern Santa Fe                            8,800            813
   C.H. Robinson Worldwide (A)                            40,487          2,063
   Caterpillar (A)                                        54,700          3,260
   Cenveo*                                                12,700             98
   Columbus McKinnon*                                      2,200             52
   Continental Airlines, Cl B*                             4,900             82
   Con-way                                                 3,200            141
   Copart*                                                16,400            623
   Corporate Executive Board                               1,500             47
   Corrections Corp of America*                            3,000             75
   Covanta Holding*                                        1,800             43
   Crane                                                  18,700            556
   CSX (A)                                                85,413          4,661
   Cummins (A)                                            97,891          4,280
   Danaher                                                 2,345            163
   Deere                                                  11,600            574
   Delta Air Lines*                                        2,500             19
   Donaldson                                               5,900            247
   Dover (A)                                              53,900          2,186

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   DRS Technologies                                        3,200   $        246
   Dun & Bradstreet                                       10,974          1,036
   Eaton                                                     100              6
   Emerson Electric (A)                                   42,718          1,742
   Equifax                                                 2,600             90
   Expeditors International of Washington                 94,000          3,275
   Fastenal                                               22,700          1,121
   FedEx (A)                                              62,302          4,924
   First Solar* (A)                                        7,400          1,398
   Flowserve                                               5,100            453
   Fluor (A)                                              40,801          2,273
   Foster Wheeler*                                        32,600          1,177
   FTI Consulting*                                           900             65
   Gardner Denver* (A)                                    33,700          1,170
   GATX                                                    2,600            103
   General Cable*                                         36,400          1,297
   General Dynamics                                       18,985          1,398
   General Electric (A)                                  573,188         14,616
   Goodrich (A)                                           49,100          2,043
   Harsco (A)                                             23,642            879
   Hertz Global Holdings*                                  3,200             24
   Honeywell International                                34,674          1,441
   Hubbell, Cl B                                           7,700            270
   IHS, Cl A*                                              1,000             48
   Illinois Tool Works                                     3,200            142
   Ingersoll-Rand, Cl A                                    7,953            248
   ITT                                                       518             29
   Jacobs Engineering Group* (A)                          57,702          3,134
   JB Hunt Transport Services                              5,400            180
   John Bean Technologies*                                 6,403             81
   Joy Global                                              2,300            104
   Kansas City Southern*                                   4,600            204
   KBR (A)                                               101,792          1,554
   Kennametal                                              4,659            126
   Kirby*                                                  5,800            220
   L-3 Communications Holdings (A)                        22,900          2,252
   Landstar System                                         3,300            145
   Lennox International (A)                               44,600          1,484
   Lincoln Electric Holdings                               1,400             90
   Lockheed Martin (A)                                    66,884          7,335
   Manitowoc (A)                                          16,268            253
   Manpower                                                1,600             69
   McDermott International*                                3,600             92
   NCI Building Systems*                                   1,100             35
   Norfolk Southern (A)                                   24,700          1,635
   Northrop Grumman (A)                                   60,283          3,650
   Northwest Airlines*                                     6,000             54
   Owens Corning*                                          1,200             29
   PACCAR                                                  1,488             57
   Pacer International                                     1,800             30
   Pall                                                    1,200             41
   Parker Hannifin (A)                                    58,385          3,094
   Pentair                                                 1,900             66

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Precision Castparts                                    17,164   $      1,352
   Quanta Services*                                      110,479          2,984
   Raytheon (A)                                           63,905          3,420
   Republic Services                                      11,500            345
   Robert Half International (A)                          37,000            916
   Rockwell Automation                                       700             26
   Roper Industries                                        1,838            105
   Ryder System                                           10,000            620
   Shaw Group*                                            33,100          1,017
   Southwest Airlines                                     99,325          1,441
   SPX                                                     5,194            400
   Steelcase, Cl A                                        76,711            825
   Stericycle* (A)                                        31,270          1,842
   Terex*                                                  1,400             43
   Textron                                                12,100            354
   Thomas & Betts*                                        37,900          1,481
   Timken                                                 64,925          1,841
   Trinity Industries                                     10,620            273
   Tyco International (A)                                 50,379          1,764
   Union Pacific (A)                                      47,378          3,371
   United Parcel Service, Cl B                            67,759          4,261
   United Rentals*                                        15,000            229
   United Technologies                                    14,804            889
   URS*                                                    9,018            331
   USG*                                                    1,700             44
   UTI Worldwide                                          31,192            531
   Valmont Industries                                      1,600            132
   Walter Industries                                      22,900          1,087
   Waste Management                                        8,113            255
   WESCO International* (A)                               26,600            856
   WW Grainger                                               600             52
                                                                   ------------
                                                                        132,547
                                                                   ------------
INFORMATION TECHNOLOGY -- 19.1%
   Accenture, Cl A (A)                                   126,100          4,792
   Activision Blizzard*                                   52,600            812
   ADC Telecommunications*                                   900              8
   Adobe Systems* (A)                                    102,200          4,034
   Advanced Micro Devices*                                 5,600             29
   Affiliated Computer Services, Cl A*                     6,300            319
   Agilent Technologies*                                  23,366            693
   Akamai Technologies*                                    4,200             73
   Altera                                                    900             19
   Amdocs*                                                39,812          1,090
   Amkor Technology*                                      60,700            387
   Amphenol, Cl A                                         11,940            479
   Analog Devices (A)                                     43,800          1,154
   Anixter International* (A)                             24,400          1,452
   Ansys*                                                  1,500             57
   Apple* (A)                                             50,848          5,779
   Applied Materials                                       5,995             91
   Applied Micro Circuits*                                46,000            275

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Arrow Electronics*                                      3,200   $         84
   Autodesk*                                                 700             23
   Automatic Data Processing (A)                           6,301            269
   Avnet* (A)                                             89,800          2,212
   Avocent*                                                5,500            113
   AVX                                                    60,402            615
   BMC Software*                                           8,600            246
   Broadcom, Cl A* (A)                                    62,100          1,157
   Broadridge Financial Solutions                         13,200            203
   Brocade Communications Systems*                        77,400            450
   CA (A)                                                152,778          3,049
   Cabot Microelectronics*                                 3,100             99
   Check Point Software Technologies* (A)                 74,900          1,703
   Ciena*                                                 50,800            512
   Cisco Systems* (A)                                    437,430          9,868
   Citrix Systems*                                           300              8
   Cognex                                                 10,000            202
   CommScope*                                              2,600             90
   Computer Sciences*                                     45,451          1,827
   Compuware* (A)                                        158,600          1,537
   Convergys* (A)                                         91,564          1,353
   Corning (A)                                           226,542          3,543
   Cree*                                                   5,100            116
   Daktronics                                             22,800            380
   Dell*                                                  52,700            868
   Dolby Laboratories, Cl A*                               3,400            120
   DST Systems*                                              221             12
   Earthlink*                                             50,200            427
   eBay* (A)                                             475,410         10,640
   Electronic Arts*                                       67,300          2,489
   EMC*                                                  144,335          1,726
   Factset Research Systems                                7,300            381
   Fairchild Semiconductor International* (A)             28,603            254
   Fidelity National Information Services                  1,946             36
   Fiserv*                                                 3,200            151
   Flir Systems*                                           2,453             94
   Global Payments (A)                                    30,653          1,375
   Google, Cl A* (A)                                      36,120         14,467
   Harris                                                 25,901          1,197
   Hewitt Associates, Cl A* (A)                           61,600          2,245
   Hewlett-Packard (A)                                   390,103         18,038
   IAC*                                                   14,600            253
   Ingram Micro, Cl A*                                    34,970            562
   Integral Systems                                        6,800            141
   Integrated Device Technology*                         215,500          1,677
   Intel (A)                                             231,588          4,338
   International Business Machines (A)                    60,962          7,130
   Intersil, Cl A (A)                                     40,700            675
   Intuit*                                               167,100          5,282
   Iron Mountain*                                         12,400            303
   Itron*                                                    600             53
   Jabil Circuit (A)                                     108,458          1,035

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Juniper Networks* (A)                                  49,000   $      1,032
   Kla-Tencor                                                500             16
   Lender Processing Services                             21,826            666
   Lexmark International, Cl A*                            1,400             46
   Linear Technology                                       2,600             80
   LSI Logic*                                             15,600             84
   Mastercard, Cl A (A)                                   43,471          7,709
   McAfee*                                                11,900            404
   MEMC Electronic Materials*                              4,074            115
   Mettler Toledo International*                           4,962            486
   Micrel                                                 36,000            327
   Microchip Technology                                    1,500             44
   Microsoft (A)                                         746,624         19,927
   Molex                                                  99,773          2,240
   Motorola                                              160,430          1,145
   Multi-Fineline Electronix*                              7,000            104
   National Semiconductor (A)                             62,700          1,079
   NCR*                                                   31,800            701
   NetApp* (A)                                            49,400            901
   NeuStar, Cl A*                                          2,100             42
   Nokia ADR                                              85,800          1,600
   Nuance Communications*                                  3,400             41
   Nvidia*                                                   800              9
   ON Semiconductor*                                       6,200             42
   Oracle* (A)                                           134,708          2,736
   QLogic* (A)                                           116,400          1,788
   Qualcomm (A)                                          322,300         13,849
   Rambus*                                                 6,100             78
   Red Hat*                                               83,900          1,264
   Research In Motion*                                    49,000          3,347
   SAIC*                                                   1,400             28
   Salesforce.com*                                         5,200            252
   Seagate Technology                                    316,200          3,832
   Silicon Laboratories* (A)                              40,100          1,231
   Sohu.com*                                               8,136            454
   Sun Microsystems* (A)                                  94,332            717
   Sybase*                                                47,900          1,467
   Symantec* (A)                                         219,256          4,293
   Synaptics*                                             10,400            314
   Synopsys* (A)                                          83,878          1,673
   Tech Data* (A)                                         49,119          1,466
   Teradata*                                             137,300          2,677
   Teradyne* (A)                                         119,700            935
   Texas Instruments (A)                                 374,781          8,058
   Trimble Navigation*                                    29,800            771
   Tyco Electronics                                       67,621          1,870
   Unisys* (A)                                           302,265            831
   Valueclick*                                            44,400            454
   VeriSign*                                             158,400          4,131
   Visa, Cl A (A)                                        105,000          6,446
   VMware, Cl A*                                             500             13
   Volterra Semiconductor*                                47,000            598
   WebMD Health, Cl A*                                       130              4

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Western Digital*                                       28,700   $        612
   Western Union                                          51,611          1,273
   Xerox (A)                                             101,840          1,174
   Xilinx                                                  2,700             63
   Yahoo!*                                               236,500          4,091
   Zebra Technologies, Cl A*                               3,700            103
                                                                   ------------
                                                                        238,904
                                                                   ------------
MATERIALS -- 3.2%
   Air Products & Chemicals                                8,800            603
   Airgas                                                  3,300            164
   AK Steel Holding (A)                                   51,877          1,345
   Alcoa (A)                                              65,600          1,481
   Allegheny Technologies                                    400             12
   Alpha Natural Resources*                                3,600            185
   Aptargroup                                              2,700            106
   Ashland (A)                                             1,049             31
   Cabot (A)                                              72,384          2,300
   Celanese, Ser A (A)                                    29,831            833
   Century Aluminum*                                       2,000             55
   CF Industries Holdings                                  1,600            146
   Cleveland-Cliffs                                        6,400            339
   Commercial Metals                                       5,247             89
   Crown Holdings*                                        10,100            224
   Dow Chemical (A)                                       95,584          3,038
   E.I. Du Pont de Nemours                                49,734          2,004
   Eastman Chemical                                       10,900            600
   Ecolab                                                  8,500            412
   FMC                                                     7,800            401
   Freeport-McMoRan Copper & Gold, Cl B (A)               14,850            844
   Greif, Cl A                                            18,300          1,201
   Huntsman                                                3,200             40
   Intrepid Potash*                                       27,800            838
   Lubrizol (A)                                           36,400          1,570
   Monsanto (A)                                           20,412          2,020
   Mosaic (A)                                             25,400          1,728
   Nalco Holding (A)                                     146,946          2,724
   Newmont Mining (A)                                     39,953          1,549
   Nucor (A)                                              46,900          1,853
   Owens-Illinois*                                        18,200            535
   Packaging Corp of America                               1,800             42
   PPG Industries                                          1,000             58
   Praxair                                                47,615          3,416
   Reliance Steel & Aluminum                              42,600          1,618
   Schnitzer Steel Industries, Cl A                       14,742            578
   Sealed Air                                             10,300            226
   Sigma-Aldrich                                           9,800            514
   Sonoco Products                                         3,700            110
   Southern Copper                                        11,500            219
   Steel Dynamics                                          8,500            145
   Temple-Inland                                          21,810            333
   Terra Industries (A)                                   29,139            857

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   United States Steel (A)                                30,200   $      2,344
   Vulcan Materials                                          600             45
   Weyerhaeuser                                            1,000             61
                                                                   ------------
                                                                         39,836
                                                                   ------------
TELECOMMUNICATION SERVICES -- 2.7%
   American Tower, Cl A* (A)                              28,500          1,025
   AT&T (A)                                              534,566         14,925
   CenturyTel (A)                                         23,700            869
   Crown Castle International*                           121,100          3,508
   Frontier Communications                                 4,811             55
   iPCS*                                                   4,500            100
   Leap Wireless International* (A)                       22,900            872
   MetroPCS Communications*                                7,921            111
   NII Holdings*                                          25,478            966
   Qwest Communications International                     28,000             90
   Sprint Nextel (A)                                     152,700            931
   Telephone & Data Systems                               12,540            448
   US Cellular* (A)                                       36,224          1,700
   USA Mobility                                            8,100             89
   Verizon Communications (A)                            216,375          6,943
   Windstream (A)                                        127,752          1,398
                                                                   ------------
                                                                         34,030
                                                                   ------------
UTILITIES -- 2.9%
   AES*                                                  364,000          4,255
   AGL Resources                                          12,700            399
   Allegheny Energy                                        5,406            199
   Alliant Energy                                         40,540          1,306
   Ameren                                                 10,800            422
   American Electric Power                                15,700            581
   American Water Works                                   10,300            221
   Atmos Energy                                           19,130            509
   Calpine*                                              128,294          1,668
   Centerpoint Energy (A)                                 58,100            847
   Consolidated Edison                                     1,200             52
   Constellation Energy Group                              6,400            156
   Dominion Resources                                     25,969          1,111
   DPL                                                    44,046          1,092
   DTE Energy (A)                                         41,100          1,649
   Duke Energy (A)                                        43,400            756
   Edison International (A)                               70,000          2,793
   Energen                                                 6,700            303
   Entergy                                                 5,700            507
   Equitable Resources                                    16,300            598
   Exelon                                                  2,574            161
   FirstEnergy (A)                                        21,965          1,471
   FPL Group                                              17,200            865
   Hawaiian Electric Industries                           10,800            314
   MDU Resources Group                                    35,937          1,042
   National Fuel Gas                                       5,400            228
   NiSource (A)                                           81,300          1,200

                                                       Shares/
                                                    Face Amount     Market Value
Description                                        ($ Thousands)   ($ Thousands)
------------------------------------------------   -------------   -------------
   NRG Energy*                                            16,900   $        418
   NSTAR                                                   1,900             64
   OGE Energy                                              1,500             46
   Oneok                                                  15,400            530
   Pepco Holdings (A)                                     37,900            868
   PG&E                                                   15,179            568
   Pinnacle West Capital                                   3,600            124
   PPL                                                    22,462            832
   Public Service Enterprise Group (A)                    74,502          2,443
   Puget Energy                                           11,500            307
   Questar                                                 5,700            233
   Reliant Energy* (A)                                   234,293          1,722
   SCANA                                                   4,000            156
   Sempra Energy                                           1,992            101
   Sierra Pacific Resources                              129,899          1,244
   Southern                                                9,727            367
   Southern Union                                          1,243             26
   TECO Energy                                            32,314            508
   UGI                                                    23,800            614
   Vectren                                                 4,200            117
   Wisconsin Energy                                        5,600            251
   Xcel Energy                                            11,071            221
                                                                   ------------
                                                                         36,465
                                                                   ------------
Total Common Stock
   (Cost $1,304,685) ($ Thousands)                                    1,175,120
                                                                   ------------
MORTGAGE-BACKED SECURITIES--14.2%
AGENCY MORTGAGE-BACKED OBLIGATIONS -- 8.2%
   FHLMC
         6.000%, 03/01/23                           $      1,900          1,935
   FHLMC CMO STRIPS, Ser 232,
      Cl IO, IO
         5.000%, 08/01/35 (B) (E)                          5,847          1,283
   FHLMC CMO STRIPS, Ser 233,
      Cl 12, IO
         5.000%, 09/15/35 (B) (E)                            963            187
   FNMA TBA
         6.500%, 10/01/37                                  6,000          6,152
         6.000%, 10/20/21                                 37,000         37,682
         5.500%, 10/15/22 to 10/01/38                     44,000         44,331
   FNMA ARM
         5.496%, 11/25/08                                    820            834
   FNMA CMO, Ser 2005-115, Cl OC
         6.000%, 10/25/33                                  2,194          2,231
   FNMA CMO, Ser 2005-108, Cl TA
         5.500%, 03/25/22                                  1,027          1,030
   FNMA CMO, Ser 2006-33, Cl QA
         6.000%, 01/25/29                                  3,386          3,444
   FNMA CMO, STRIPS,
      Ser 359, Cl 6, IO
         5.000%, 11/01/35                                    367             75

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                    Face Amount     Market Value
Description                                        ($ Thousands)   ($ Thousands)
------------------------------------------------   -------------   -------------
   FNMA CMO STRIPS,
      Ser 360, Cl 2, IO
         5.000%, 08/01/35                          $      15,966   $      3,502
   GNMA ARM
         5.625%, 11/20/08                                    337            340
                                                                   ------------
                                                                        103,026
                                                                   ------------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS -- 6.0%
   American Home Mortgage Assets,
      Ser 2006-3, Cl M5
         3.827%, 10/27/08 (C)                                250             11
   American Home Mortgage
      Investment Trust, Ser 2005-1,
      Cl 6A
         5.294%, 11/25/08 (C)                              3,510          1,949
   American Home Mortgage
      Investment Trust, Ser 2005-4,
      Cl 5A
         5.350%, 11/25/08 (C)                              1,913          1,274
   American Home Mortgage
      Investment Trust, Ser 2006-1,
      Cl 2A3
         5.100%, 11/25/08 (C)                              1,141            855
   Banc of America Commercial
      Mortgage, Ser 2005-5, Cl AM
         5.176%, 11/10/08 (C)                              1,762          1,490
   Banc of America Commercial
      Mortgage, Ser 2005-6, Cl AM
         5.352%, 11/10/08 (C)                              1,619          1,367
   Banc of America Commercial
      Mortgage, Ser 2006-2, Cl A4
         5.930%, 05/10/45 (C)                              1,911          1,729
   Banc of America Commercial
      Mortgage, Ser 2006-3, Cl A4
         5.889%, 11/10/08 (C)                              1,854          1,678
   Banc of America Commercial
      Mortgage, Ser 2007-3, Cl A4
         5.838%, 11/10/08 (C)                              5,050          4,292
   Citigroup Commercial Mortgage Trust,
      Ser 2006-C4, Cl A3
         5.915%, 11/15/08 (C)                              3,249          2,939
   Countrywide Alternative Loan Trust,
      Ser 2004-33, Cl 1A1
         6.721%, 11/25/08 (C)                                227            172
   Countrywide Alternative Loan Trust,
      Ser 2005-69, Cl M3
         4.357%, 10/27/08 (C)                                235             16
   Countrywide Alternative Loan Trust,
      Ser 2005-IM1, Cl M3
         5.207%, 10/27/08 (C)                                375             12
   Countrywide Alternative Loan Trust,
      Ser 2006-OA11, Cl M3
         3.637%, 10/27/08 (C)                                500             60

                                                    Face Amount     Market Value
Description                                        ($ Thousands)   ($ Thousands)
------------------------------------------------   -------------   -------------
   Countrywide Alternative Loan Trust,
      Ser 2006-OA16, Cl M5
         3.757%, 10/27/08 (C)                      $         225   $          3
   Countrywide Home Loans,
      Ser 2004-22, Cl A1
         5.089%, 11/25/08 (C)                                355            286
   Countrywide Home Loans,
      Ser 2006-OA4, Cl M4
         4.027%, 10/27/08 (C)                                285             10
   Countrywide Home Loans,
      Ser 2006-OA4, Cl M5
         4.077%, 10/27/08 (C)                                195              6
   Countrywide Home Loans,
      Ser 2006-OA5, Cl 1M4
         4.257%, 10/27/08 (C)                                275              6
   Countrywide Home Loans,
      Ser 2007-HYB1, Cl 1A1
         5.491%, 11/25/08 (C)                              1,503          1,120
   Credit Suisse Mortgage Capital
      Certificates, Cl A3
         5.311%, 12/15/39                                  5,600          4,854
   Credit Suisse Mortgage Capital
      Certificates, Ser 2006-C3, Cl A3
         6.021%, 11/15/08 (C)                              2,381          2,164
   Downey Savings & Loan Association
      Mortgage Loan Trust,
      Ser 2004-AR4, Cl B1
         3.630%, 10/20/08 (C)                                267             71
   First Horizon Alternative Mortgage
      Trust, Ser 2006-AA6, Cl 2A1
         5.628%, 11/25/08 (C)                              2,905          1,999
   First Horizon Mortgage Pass-
      Through, Ser 2006-AR3, Cl 1A1
         5.656%, 11/25/08 (C)                                616            525
   Greenwich Capital Commercial
      Funding, Ser 2006-GG7, Cl AM
         6.112%, 11/10/08 (C)                              2,100          1,753
   GS Mortgage Securities II,
      Ser 2006-GG6, Cl AM
         5.622%, 11/10/08 (C)                              3,800          3,127
   Impac CMB Trust, Ser 2004-10,
      Cl 4M1
         3.807%, 10/27/08 (C)                                230            161
   Impac Secured Assets CMO Owner
      Trust, Ser 2007-1, Cl A1
         3.267%, 10/27/08 (C)                              4,475          3,923
   Impac Secured Assets CMO Owners
      Trust, Ser 2007-2, Cl 1A1A
         3.317%, 10/27/08 (C)                              2,782          2,379
   Indymac Index Mortgage Loan Trust,
      Ser 2006-AR12, Cl M2
         3.757%, 10/27/08 (C)                                235             36

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                    Face Amount     Market Value
Description                                        ($ Thousands)   ($ Thousands)
------------------------------------------------   -------------   -------------
   Indymac Index Mortgage Loan Trust,
      Ser 2006-AR2, Cl M6
         4.957%, 10/27/08 (C)                      $         240   $          6
   Indymac Index Mortgage Loan Trust,
      Ser 2006-AR4, Cl M4
         3.907%, 10/27/08 (C)                                165              4
   JPMorgan Chase Commercial
      Mortgage Securities,
      Ser 2006-LDP9, Cl A3
         5.336%, 05/15/47                                  1,155            994
   JPMorgan Chase Commercial
      Mortgage Securities,
      Ser 2007-CB18, Cl A4
         5.716%, 02/15/51                                  7,000          5,849
   JPMorgan Chase Commercial
      Mortgage Securities,
      Ser 2007-CB18, Cl A4
         5.440%, 06/12/47                                  5,050          4,213
   Merrill Lynch Mortgage Investors,
      Ser 2005-A4, Cl 1A
         5.114%, 11/25/08 (C)                                364            270
   Merrill Lynch Mortgage Investors,
      Ser 2006-1, Cl 1A
         5.248%, 11/25/08 (C)                              1,267          1,171
   Merrill Lynch Mortgage Trust,
      Ser 2005-CKI1, Cl A6
         5.416%, 11/12/08 (C)                              2,316          2,115
   Merrill Lynch Mortgage Trust,
      Ser 2008-C1, Cl AM
         6.461%, 11/12/08 (C)                                756            606
   Merrill Lynch/Countrywide
      Commercial Mortgage,
      Ser 2006-4, Cl A3
         5.172%, 11/12/08 (C)                              5,667          4,865
   Morgan Stanley Mortgage Loan Trust,
      Ser 2007-14AR, Cl 6A1
         6.471%, 11/25/08 (C)                              1,692          1,112
   Nomura Asset Acceptance,
      Ser 2007-1, Cl 1A1A
         5.995%, 03/25/47                                  1,684          1,417
   Residential Accredit Loans,
      Ser 2006-QO1, Cl 2A3
         3.607%, 10/27/08 (C)                                303            118
   Residential Accredit Loans,
      Ser 2006-QO3, Cl M5
         3.987%, 10/27/08 (C)                                251              5
   Residential Accredit Loans,
      Ser 2006-QO3, Cl M4
         3.927%, 10/27/08 (C)                                251              8
   Residential Accredit Loans,
      Ser 2006-QO6, Cl M5
         3.707%, 10/27/08 (C)                                350             11

                                                    Face Amount     Market Value
Description                                        ($ Thousands)   ($ Thousands)
------------------------------------------------   -------------   -------------
   Residential Asset Securitization Trust,
      Ser 2004-IP2, Cl 3A1
         5.249%, 11/25/08 (C)                      $       1,096   $      1,064
   Structured Adjustable Rate Mortgage
      Loan Trust, Ser 2005-16XS, Cl M2
         4.107%, 10/27/08 (C)                                505             25
   Structured Adjustable Rate Mortgage
      Loan Trust, Ser 2007-9, Cl 2A1
         5.994%, 11/25/08 (C)                              1,799          1,176
   Structured Asset Mortgage
      Investments, Ser 2006-AR1, Cl B4
         4.157%, 10/27/08 (C)                                191              9
   Structured Asset Mortgage
      Investments, Ser 2006-AR1, Cl B5
         4.257%, 10/27/08 (C)                                121             11
   Structured Asset Securities,
      Ser 2006-NC1, Cl A4
         3.357%, 10/27/08 (C)                                300            180
   Wachovia Bank Commercial
      Mortgage Trust, Cl A3
         6.011%, 11/15/08 (C)                              5,000          4,524
   Washington Mutual Mortgage
      Pass-Through Certificates,
      Ser 2007-HY4, Cl 1A1
         5.542%, 11/25/08 (C)                              4,013          2,981
   Washington Mutual Mortgage
      Pass-Through Certificates,
      Ser 2007-HY6, Cl 1A1
         5.664%, 11/25/08 (C)                              3,287          2,213
                                                                   ------------
                                                                         75,214
                                                                   ------------
Total Mortgage-Backed Securities
   (Cost $198,608) ($ Thousands)                                        178,240
                                                                   ------------
ASSET-BACKED SECURITIES -- 3.0%
MORTGAGE RELATED SECURITIES -- 1.3%
   ABSC NIM Trust, Ser 2005-HE6,
      Cl A1
         5.050%, 08/27/35 (D)                                 29             --
   Ace Securities, Ser 2003-OP1,
      Cl M1
         3.907%, 10/27/08 (C)                                500            370
   Ace Securities, Ser 2005-HE7,
      Cl A2D
         3.537%, 10/27/08 (C)                                800            676
   Aegis Asset-Backed Securities Trust,
      Ser 2003-3, Cl M1
         4.257%, 10/27/08 (C)                                 38             29
   Ameriquest Mortgage Securities,
      Ser 2003-2, Cl M1
         4.557%, 10/27/08 (C)                                384            266

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                    Face Amount     Market Value
Description                                        ($ Thousands)   ($ Thousands)
------------------------------------------------   -------------   -------------
   Argent Securities, Ser 2003-W5,
      Cl M1
         3.907%, 10/27/08 (C)                      $         250   $        196
   Argent Securities, Ser 2003-W9,
      Cl M1
         3.897%, 10/27/08 (C)                                343            250
   Asset-Backed Funding Certificates,
      Ser 2005-AQ1, Cl A2
         4.300%, 06/25/35 (B)                                231            228
   Asset-Backed Securities Home Equity
      Loan Trust, Ser 2003-HE5, Cl M1
         3.613%, 10/15/08 (C)                                547            432
   Bear Stearns Asset-Backed Securities
      Trust, Ser 2006-HE7, Cl 2A2
         3.367%, 10/27/08 (C)                              1,300            914
   Bear Stearns Asset-Backed Securities
      Trust, Ser 2007-HE4, Cl 1A1
         3.327%, 10/27/08 (C)                              1,916          1,836
   Countrywide Asset-Backed
      Certificates, Ser 2006-S1, Cl A2
         5.549%, 08/25/21                                  1,101          1,000
   Home Equity Asset Trust,
      Ser 2003-4, Cl M2
         5.607%, 10/27/08 (C)                                252            169
   Home Equity Asset Trust,
      Ser 2006-5, Cl 2A3
         3.357%, 10/27/08 (C)                                250            170
   Home Equity Mortgage Trust,
      Ser 2006-5, Cl A1
         5.500%, 01/25/37                                  2,021            483
   Irwin Home Equity, Ser 2007-1,
      Cl 2A1
         3.357%, 10/27/08 (C) (D)                          3,507          2,455
   Morgan Stanley ABS Capital I,
      Ser 2003-NC10, Cl M1
         4.227%, 10/27/08 (C)                                583            466
   New Century Home Equity Loan
      Trust, Ser 2005-A, Cl A2
         4.461%, 08/25/35 (B)                                 58             57
   Novastar Home Equity Loan,
      Ser 2007-1, Cl A2A1
         3.307%, 10/27/08 (C)                              2,397          2,250
   Option One Mortgage Loan Trust,
      Ser 2003-5, Cl M1
         3.857%, 10/27/08 (C)                                111             77
   Option One Mortgage Loan Trust,
      Ser 2007-HL1, Cl 2A1
         3.327%, 10/27/08 (C)                              2,002          1,749
   Residential Asset Securities,
      Ser 2005-KS12, Cl A3
         3.527%, 10/27/08 (C)                                800            568
   Terwin Mortgage Trust,
      Ser 2006-2HGS, Cl A1
         4.500%, 11/25/08 (C) (D)                          1,430            390

                                                    Face Amount     Market Value
Description                                        ($ Thousands)   ($ Thousands)
------------------------------------------------   -------------   -------------
   Terwin Mortgage Trust,
      Ser 2006-4SL, Cl A1
         4.500%, 11/25/08 (C) (D)                  $       1,483   $        552
   Terwin Mortgage Trust,
      Ser 2006-6, Cl 1A1
         4.500%, 11/25/08 (C)                                734            235
   Wells Fargo Home Equity Trust,
      Ser 2004-2, Cl M8A
         6.207%, 10/27/08 (C) (D)                            189             31
                                                                   ------------
                                                                         15,849
                                                                   ------------
OTHER ASSET-BACKED SECURITIES -- 1.7%
   Chase Funding Mortgage Loan
      Asset-Backed Certificates,
      Ser 2003-6, Cl 1A3
         3.340%, 05/25/26                                     37             37
   Countrywide Asset-Backed
      Certificates, Ser 2003-5, Cl MV2
         4.807%, 10/27/08 (C)                                251            180
   Countrywide Asset-Backed
      Certificates, Ser 2005-7, Cl MV8
         4.657%, 10/27/08 (C)                                250             88
   Credit-Based Asset Servicing and
      Securitization, Ser 2005-CB2,
      Cl M1
         3.647%, 10/27/08 (C)                                 96             81
   Credit-Based Asset Servicing and
      Securitization, Ser 2007-CB4,
      Cl A2A
         5.844%, 04/25/37 (B)                              1,810          1,724
   Credit-Based Asset Servicing and
      Securitization, Ser 2007-CB4,
      Cl A1A
         3.297%, 10/27/08 (C)                              1,715          1,515
   FBR Securitization Trust, Ser 2005-2,
      Cl M10
         5.457%, 10/27/08 (C)                                 71              1
   First Franklin Mortgage Loan
      Asset-Backed Certificates,
      Ser 2006-FF11, Cl M1
         3.457%, 10/27/08 (C)                              3,500            893
   First Franklin Mortgage Loan
      Asset-Backed Certificates,
      Ser 2006-FF14, Cl A2
         3.267%, 10/27/08 (C)                              1,791          1,675
   GSAMP Trust, Ser 2007-HE2,
      Cl A2A
         2.592%, 10/27/08 (C)                              1,761          1,651
   Lehman XS Trust, Ser 2005-5N,
      Cl M4
         4.957%, 10/27/08 (C)                                725             13
   Lehman XS Trust, Ser 2005-7N,
      Cl M51
         4.457%, 10/27/08 (C)                                150              7

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                    Face Amount     Market Value
Description                                        ($ Thousands)   ($ Thousands)
------------------------------------------------   -------------   -------------
   Lehman XS Trust, Ser 2005-7N, Cl M7I
         4.957%, 10/27/08 (C)                      $         325   $          6
   Lehman XS Trust, Ser 2005-9N, Cl M6
         4.957%, 10/27/08 (C)                                415              9
   Lehman XS Trust, Ser 2006-12N, Cl M4
         3.757%, 10/27/08 (C)                                270             33
   Lehman XS Trust, Ser 2006-12N, Cl M5
         3.807%, 10/27/08 (C)                                150              3
   Lehman XS Trust, Ser 2006-2N, Cl M5
         4.357%, 10/27/08 (C)                                240              5
   Long Beach Mortgage Loan Trust,
      Ser 2005-WL2, Cl M1
         3.677%, 10/27/08 (C)                                700            524
   Long Beach Mortgage Loan Trust,
      Ser 2006-WL1, Cl 1A3
         3.537%, 10/27/08 (C)                                560            425
   Merrill Lynch Mortgage Investors,
      Ser 2007-HE2, Cl A2A
         3.327%, 10/27/08 (C)                              1,991          1,861
   Merrill Lynch Mortgage Investors,
      Ser 2007-SL1, Cl A1
         3.507%, 10/27/08 (C)                              2,043            703
   Morgan Stanley ABS Capital I,
      Ser 2005-HE6, Cl A2C
         3.527%, 10/27/08 (C)                              1,600          1,375
   Ownit Mortgage Loan Asset-Backed
      Certificates, Ser 2006-1, Cl AF1
         5.424%, 12/25/36 (B)                                223            221
   RAAC Series, Ser 2007-SP1, Cl A1
         3.357%, 10/27/08 (C)                              1,941          1,732
   Resmae Mortgage Loan Trust,
      Ser 2006-1, Cl A2B
         3.357%, 10/27/08 (C) (D)                          1,000            849
   Saco I Trust, Ser 2005-10, Cl 2A1
         3.467%, 10/27/08 (C)                              2,415          1,986
   Securitized Asset-Backed
      Receivables Trust LLC,
      Ser 2005-HE1, Cl A3C
         3.537%, 10/27/08 (C)                                400            337
   SLM Student Loan Trust, Ser 2006-C, Cl C
         3.209%, 12/15/08 (C)                              1,000            654
   Structured Asset Investment Loan
      Trust, Ser 2003-BC4, Cl M2
         6.207%, 10/27/08 (C)                                154            111

                                                    Face Amount
                                                   ($ Thousands)    Market Value
Description                                           /Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Structured Asset Securities,
      Ser 2007-BC1, Cl A4
         3.337%, 10/27/08 (C)                      $       1,400   $        838
   Wachovia Student Loan Trust, Ser 2006-1, Cl B
         3.040%, 10/27/08 (C) (D)                          3,200          2,475
                                                                   ------------
                                                                         22,012
                                                                   ------------
Total Asset-Backed Securities
   (Cost $55,947) ($ Thousands)                                          37,861
                                                                   ------------
CORPORATE OBLIGATIONS -- 0.1%
CONSUMER DISCRETIONARY -- 0.1%
   Autozone
         6.500%, 01/15/14                                    340            336
                                                                   ------------
FINANCIALS -- 0.0%
   Discover Financial Services
         6.450%, 06/12/17 (C)                                115             83
   Shinsei Finance Cayman
         6.418%, 07/20/09 (C) (D)                            400            169
   Washington Mutual Preferred Funding
         6.534%, 03/29/49 (C) (D)                            400              1
                                                                   ------------
                                                                            253
                                                                   ------------
Total Corporate Obligations
   (Cost $1,268) ($ Thousands)                                              589
                                                                   ------------
CASH EQUIVALENT -- 5.7%
   SEI Daily Income Trust,
      Prime Obligation Fund,
      Cl A, 2.350%**++                                71,010,213         71,010
                                                                   ------------
Total Cash Equivalent
   (Cost $71,010) ($ Thousands)                                          71,010
                                                                   ------------
U.S. TREASURY OBLIGATIONS -- 1.1%
   U.S. Treasury Bills
         1.933%, 12/04/08 (E) (F)                            870            869
         1.237%, 11/20/08 (E) (F)                          3,609          3,608
   U.S. Treasury Bond TIPS
         3.000%, 07/15/12                                  4,558          4,744
         2.375%, 04/15/11                                  1,469          1,486
         2.375%, 01/15/25 (F)                              3,110          3,013
                                                                   ------------
Total U.S. Treasury Obligations
   (Cost $14,012) ($ Thousands)                                          13,720
                                                                   ------------

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                    Face Amount
                                                   ($ Thousands)    Market Value
Description                                           /Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.1%
   FNMA
         2.798%, 02/11/09 (F)                      $         300   $        297
         2.611%, 02/02/09 (F)                              2,800          2,772
         2.621%, 12/10/08 (F)                              1,650          1,642
   FHLMC
         2.717%, 02/09/09 (F)                              1,021          1,010
         2.102%, 11/03/08 (F)                              8,379          8,364
                                                                   ------------
Total U.S. Government Agency Obligations
   (Cost $14,089) ($ Thousands)                                          14,085
                                                                   ------------
Total Investments -- 119.2%
   (Cost $1,659,619) ($ Thousands)                                 $  1,490,625
                                                                   ============
COMMON STOCK SOLD SHORT -- (13.8)%
CONSUMER DISCRETIONARY -- (2.7)%
Amazon.com*                                              (10,700)          (779)
Apollo Group, Cl A*                                      (24,545)        (1,456)
Autozone*                                                   (648)           (80)
Centex                                                   (97,100)        (1,573)
Central European Media Enterprises, Cl A*                (33,969)        (2,222)
Choice Hotels International                              (32,900)          (892)
Clear Channel Outdoor Holdings, Cl A*                    (26,300)          (360)
CTC Media*                                                (2,036)           (31)
DR Horton                                               (173,324)        (2,257)
DreamWorks Animation SKG, Cl A*                          (47,866)        (1,505)
Eastman Kodak                                            (10,800)          (166)
EW Scripps, Cl A                                         (38,503)          (272)
Gannett                                                  (18,643)          (315)
Goodyear Tire & Rubber*                                  (58,800)          (900)
Hillenbrand                                              (20,634)          (416)
International Game Technology                             (2,000)           (34)
KB Home                                                  (33,049)          (650)
Lamar Advertising, Cl A*                                  (6,664)          (206)
Las Vegas Sands*                                         (40,600)        (1,466)
Lennar, Cl A                                            (114,600)        (1,741)
Liberty Media - Entertainment, Cl A*                      (8,480)          (212)
Liz Claiborne                                             (7,775)          (128)
LKQ*                                                     (31,316)          (531)
Marriott International, Cl A                              (2,800)           (73)
MDC Holdings                                              (5,790)          (212)
MGM Mirage*                                              (58,000)        (1,653)
Newell Rubbermaid                                        (86,500)        (1,493)
News, Cl A                                               (24,300)          (291)
Nike, Cl B                                               (12,900)          (863)
OfficeMax                                                (20,067)          (178)
O'Reilly Automotive*                                     (72,373)        (1,937)
Orient-Express Hotels, Cl A                              (33,000)          (796)
priceline.com*                                           (16,500)        (1,129)
Pulte Homes                                             (124,000)        (1,732)
Regal Entertainment Group, Cl A                          (78,009)        (1,231)

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
Royal Caribbean Cruises                                  (10,364)  $       (215)
Saks*                                                    (57,800)          (535)
Scientific Games, Cl A*                                  (54,600)        (1,257)
Scripps Networks Interactive, Cl A                        (1,800)           (65)
Ticketmaster*                                            (22,000)          (236)
Toll Brothers*                                           (26,267)          (663)
Washington Post, Cl B                                       (300)          (167)
Weight Watchers International                            (31,176)        (1,141)
                                                                   ------------
                                                                        (34,059)
                                                                   ------------
CONSUMER STAPLES -- (0.4)%
Central European Distribution*                           (19,200)          (872)
Dr Pepper Snapple Group*                                 (34,199)          (906)
Energizer Holdings*                                      (23,424)        (1,887)
Estee Lauder, Cl A                                        (5,400)          (270)
Hansen Natural*                                           (8,744)          (265)
JM Smucker                                                (2,426)          (123)
Smithfield Foods*                                        (39,400)          (626)
                                                                   ------------
                                                                         (4,949)
                                                                   ------------
ENERGY -- (1.8)%
Atwood Oceanics*                                            (947)           (34)
BJ Services                                              (27,600)          (528)
Cabot Oil & Gas                                          (32,900)        (1,189)
Cameco                                                   (48,800)        (1,089)
Chesapeake Energy                                        (74,544)        (2,673)
Delta Petroleum*                                         (73,300)          (995)
Denbury Resources*                                        (4,700)           (89)
Diamond Offshore Drilling                                 (6,403)          (660)
Dril-Quip*                                               (15,400)          (668)
Enbridge                                                 (46,200)        (1,760)
Encore Acquisition*                                       (3,718)          (155)
Exterran Holdings*                                       (19,800)          (633)
Foundation Coal Holdings                                 (10,800)          (384)
Frontier Oil                                              (5,400)           (99)
Global Industries*                                      (111,386)          (773)
Goodrich Petroleum*                                      (23,100)        (1,007)
Hercules Offshore*                                        (9,900)          (150)
Holly                                                    (35,100)        (1,015)
National Oilwell Varco*                                  (13,100)          (658)
Overseas Shipholding Group                                (3,703)          (216)
PetroHawk Energy*                                        (44,600)          (965)
Range Resources                                          (68,073)        (2,918)
Rowan                                                     (3,400)          (104)
SandRidge Energy*                                        (10,500)          (206)
Teekay Shipping                                          (24,229)          (639)
Tetra Technologies*                                       (6,152)           (85)
TransCanada                                              (55,100)        (1,992)
Transocean                                                (3,700)          (406)
Unit*                                                       (544)           (27)
                                                                   ------------
                                                                        (22,117)
                                                                   ------------

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
FINANCIALS -- (2.0)%
Affiliated Managers Group*                                (3,662)  $       (303)
Alexandria Real Estate Equities+                          (4,200)          (473)
Arthur J. Gallagher                                       (5,800)          (149)
Assured Guaranty                                         (54,700)          (889)
AvalonBay Communities+                                    (5,800)          (571)
Bancorpsouth                                              (2,500)           (70)
Brown & Brown                                            (23,100)          (499)
CapitalSource+                                           (87,771)        (1,080)
Citigroup                                               (105,000)        (2,154)
Commerce Bancshares                                       (6,200)          (288)
Conseco*                                                 (83,069)          (292)
Digital Realty Trust+                                     (1,500)           (71)
Federal Realty Investment Trust+                          (4,600)          (394)
Fidelity National Financial, Cl A                        (76,712)        (1,128)
First American                                           (21,600)          (637)
First Horizon National                                  (214,510)        (2,008)
Forest City Enterprises, Cl A                            (50,800)        (1,558)
Goldman Sachs Group                                       (4,039)          (517)
HCC Insurance Holdings                                   (14,400)          (389)
Jefferies Group                                          (50,219)        (1,125)
Lazard, Cl A                                             (12,700)          (543)
Legg Mason                                               (41,566)        (1,582)
Markel*                                                     (600)          (211)
Marshall & Ilsley                                        (54,820)        (1,105)
Mercury General                                           (7,500)          (411)
MF Global*                                                (7,084)           (31)
MGIC Investment                                          (58,460)          (411)
Morgan Stanley                                            (8,116)          (187)
MSCI, Cl A*                                               (8,529)          (205)
Nationwide Financial Services, Cl A                       (6,968)          (344)
OneBeacon Insurance Group, Cl A                           (3,786)           (80)
Sovereign Bancorp                                        (69,095)          (273)
Student Loan                                                (872)           (81)
TFS Financial                                            (87,400)        (1,094)
UDR+                                                     (10,646)          (278)
Ventas+                                                  (60,088)        (2,970)
Webster Financial                                         (5,752)          (145)
XL Capital, Cl A                                         (54,802)          (983)
                                                                   ------------
                                                                        (25,529)
                                                                   ------------
HEALTH CARE -- (1.6)%
Advanced Medical Optics*                                 (10,000)          (178)
Amylin Pharmaceuticals*                                   (3,467)           (70)
BioMarin Pharmaceuticals*                                (85,708)        (2,270)
Brookdale Senior Living                                  (65,700)        (1,445)
Celgene*                                                  (8,400)          (532)
Henry Schein*                                            (14,800)          (797)
Hologic*                                                 (43,197)          (835)
Lincare Holdings*                                        (30,714)          (924)
Millipore*                                                (7,300)          (502)
Mylan Laboratories*                                     (152,099)        (1,737)

                                                    Face Amount     Market Value
Description                                        ($ Thousands)   ($ Thousands)
------------------------------------------------   -------------   -------------
NuVasive*                                                (28,600)  $     (1,411)
Omnicare                                                 (17,800)          (512)
Onyx Pharmaceuticals*                                    (24,900)          (901)
Perrigo                                                  (42,729)        (1,643)
Resmed*                                                  (18,800)          (808)
Schering-Plough                                          (28,800)          (532)
Tenet Healthcare*                                       (363,300)        (2,016)
Varian Medical Systems*                                   (2,700)          (154)
VCA Antech*                                              (57,400)        (1,692)
Vertex Pharmaceuticals*                                  (39,100)        (1,300)
Waters*                                                     (371)           (22)
                                                                   ------------
                                                                        (20,281)
                                                                   ------------
INDUSTRIALS -- (1.4)%
Aecom Technology*                                        (28,600)          (699)
Alexander & Baldwin                                      (11,600)          (511)
Alliant Techsystems*                                      (1,500)          (141)
AMR*                                                    (111,517)        (1,095)
Copa Holdings, Cl A                                      (12,513)          (407)
Corporate Executive Board                                 (8,204)          (256)
Corrections Corp of America*                                (922)           (23)
Covanta Holding*                                          (5,872)          (141)
Delta Air Lines*                                         (42,403)          (316)
Dun & Bradstreet                                          (9,552)          (901)
Expeditors International of Washington                   (12,600)          (439)
FTI Consulting*                                          (51,972)        (3,754)
General Cable*                                           (18,400)          (656)
IHS, Cl A*                                               (13,900)          (662)
John Bean Technologies*                                   (7,722)           (98)
Kennametal                                               (33,500)          (909)
McDermott International*                                  (8,583)          (219)
Oshkosh Truck                                            (51,316)          (675)
Pall                                                     (13,600)          (468)
Pitney Bowes                                             (76,584)        (2,547)
Quanta Services*                                         (50,300)        (1,359)
Shaw Group*                                              (13,900)          (427)
Southwest Airlines                                       (77,900)        (1,130)
SPX                                                       (1,700)          (131)
                                                                   ------------
                                                                        (17,964)
                                                                   ------------
INFORMATION TECHNOLOGY -- (2.5)%
Alliance Data Systems*                                    (9,676)          (613)
Amphenol, Cl A                                           (31,400)        (1,260)
Ansys*                                                   (11,916)          (451)
Applied Materials                                        (43,700)          (661)
Autodesk*                                                 (6,900)          (231)
AVX                                                      (17,400)          (177)
Cadence Design Systems*                                 (200,700)        (1,357)
Ciena*                                                   (25,045)          (252)
Cognizant Technology Solutions, Cl A*                    (27,100)          (619)
CommScope*                                               (31,200)        (1,081)
Concur Technologies*                                     (31,300)        (1,198)

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
EchoStar, Cl A*                                          (12,900)  $       (311)
Electronic Arts*                                         (19,900)          (736)
Equinix*                                                 (36,800)        (2,556)
Fiserv*                                                  (21,052)          (996)
Iron Mountain*                                           (78,200)        (1,909)
Itron*                                                    (9,423)          (834)
Kla-Tencor                                               (31,200)          (987)
Lam Research*                                            (48,962)        (1,542)
Linear Technology                                        (63,784)        (1,956)
Micron Technology*                                      (148,100)          (600)
Molex                                                    (47,500)        (1,066)
Motorola                                                 (21,800)          (156)
NeuStar, Cl A*                                           (14,000)          (278)
Novell*                                                  (29,400)          (151)
Novellus Systems*                                        (57,800)        (1,135)
Nuance Communications*                                   (18,438)          (225)
Nvidia*                                                  (79,000)          (846)
ON Semiconductor*                                       (101,700)          (687)
Rambus*                                                 (129,942)        (1,670)
Red Hat*                                                 (58,100)          (876)
Salesforce.com*                                          (28,700)        (1,389)
SanDisk*                                                 (32,746)          (640)
Tellabs*                                                 (24,500)           (99)
Varian Semiconductor Equipment
Associates*                                              (45,808)        (1,151)
Vishay Intertechnology*                                  (11,797)           (78)
                                                                   ------------
                                                                        (30,774)
                                                                   ------------
MATERIALS -- (0.9)%
Albemarle                                                 (6,600)          (204)
Aptargroup                                               (11,700)          (458)
Bemis                                                     (1,840)           (48)
Century Aluminum*                                        (53,890)        (1,492)
Eagle Materials                                          (48,333)        (1,081)
Greif, Cl A                                               (7,138)          (468)
Huntsman                                                 (46,800)          (590)
Ivanhoe Mines*                                          (155,100)          (940)
Owens-Illinois*                                          (15,808)          (465)
Scotts Miracle-Gro, Cl A                                 (19,321)          (457)
Sealed Air                                                (3,100)           (68)
Silver Standard Resources*                               (31,800)          (526)
Temple-Inland                                             (8,000)          (122)
Weyerhaeuser                                             (63,704)        (3,859)
                                                                   ------------
                                                                        (10,778)
                                                                   ------------

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
TELECOMMUNICATION SERVICES -- (0.3)%
Embarq                                                   (30,399)  $     (1,233)
Frontier Communications                                 (101,057)        (1,162)
MetroPCS Communications*                                 (43,600)          (610)
NII Holdings*                                            (23,400)          (887)
                                                                   ------------
                                                                         (3,892)
                                                                   ------------
UTILITIES -- (0.2)%
American Water Works                                      (6,527)          (140)
Constellation Energy Group                               (17,000)          (413)
Mirant*                                                  (31,497)          (576)
NSTAR                                                     (4,900)          (164)
PPL                                                      (19,800)          (733)
Vectren                                                   (3,800)          (106)
                                                                   ------------
                                                                         (2,132)
                                                                   ------------
Total Common Stock Sold Short
   (Proceeds $(207,537)) ($ Thousands)                                 (172,475)
                                                                   ------------

A summary of the open futures contracts held by the Fund at September 30, 2008, is as follows (see Note 2 in Notes to Financial Statements):

                                                        UNREALIZED
                            NUMBER OF                  APPRECIATION
TYPE OF                     CONTRACTS    EXPIRATION   (DEPRECIATION)
CONTRACT                  LONG (SHORT)      DATE       ($ THOUSANDS)
--------                  ------------   ----------   --------------
10-Year Swap                   (283)      Dec-2008       $    576
30-Day FED Fund                 (12)      Oct-2008            (19)
90-Day Euro$                     55       Mar-2009            (86)
90-Day Euro$                    153       Jun-2009            296
90-Day Euro$                    104       Sep-2009            163
90-Day Euro$                      4       Dec-2009             (8)
90-Day Euro$                    (20)      Mar-2010            (65)
90-Day Euro$                   (119)      Jun-2010           (346)
90-Day Euro$                    (18)      Mar-2011            (27)
90-Day Euro$                     (5)      Jun-2011             (1)
90-Day Euro$                     (3)      Sep-2011             --
90-Day Euro$                     (9)      Dec-2011             (7)
90-Day Euro$                     (9)      Mar-2012             (8)
90-Day Euro$                     (4)      Jun-2012             (1)
90-Day Euro$                     (4)      Sep-2012             (2)
S&P Composite Index             713       Dec-2008        (14,732)
U.S. 10-Year Note              (207)      Dec-2008            198
U.S. 2-Year Note                241       Dec-2008            290
U.S. 5-Year Note                 68       Dec-2008             13
U.S. Long Treasury Bond         (93)      Dec-2008             57
                                                         --------
                                                         $(13,709)
                                                         ========

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

Large Cap Diversified Alpha Fund (Concluded)

September 30, 2008

A summary of outstanding swap agreements held by the Fund at September 30, 2008, is as follows (see Note 2 in Notes to Financial Statements):

                              CREDIT DEFAULT SWAPS

                                                                                                              NET UNREALIZED
                                                                          (PAYS)/                              APPRECIATION
                                                               BUY/SELL  RECEIVES TERMINATION NOTIONAL AMOUNT (DEPRECIATION)
COUNTERPARTY               REFERENCE ENTITY/OBLIGATION        PROTECTION   RATE      DATE      ($ THOUSANDS)   ($ THOUSANDS)
------------        ----------------------------------------- ---------- -------- ----------- --------------- --------------
Bank Of America     Alcan Inc., 4.875%, 09/15/12                 Buy      (0.35)%   12/20/13       $  750         $    2
Bank Of America     Alcan Inc., 4.875%, 09/15/12                 Buy      (0.32)    03/20/14          650              3
Goldman Sachs       Anheuser-Busch Cos Inc., 5.625%, 10/01/10    Buy      (1.08)    09/20/13          750             (1)
Barclays            Anheuser-Busch Cos Inc., 5.625%, 10/01/10    Buy      (1.08)    09/20/13          750             (2)
Bank Of America     Autozone Inc., 5.875%, 10/15/20              Buy      (0.44)    12/20/11          750              6
JPMorgan Chase Bank Autozone Inc., 5.875%, 10/15/20              Buy      (0.46)    12/20/11          750              6
Bank Of America     Black & Decker Corp., 7.125%, 06/01/11       Buy      (0.55)    12/20/11          750              7
JPMorgan Chase Bank Black & Decker Corp., 7.125%, 06/01/11       Buy      (0.55)    12/20/11          750             17
Goldman Sachs       Borgwarner Inc., 6.50%, 02/15/09             Buy      (0.66)    03/20/13        1,250              8
Goldman Sachs       Borgwarner Inc., 6.50%, 02/15/09             Buy      (0.80)    03/20/13        1,000              1
Bank Of America     Campbell Soup Co., 4.875%, 10/01/13          Buy      (0.20)    06/20/14        1,150              5
JPMorgan Chase Bank Carnival Corp., 6.65%, 01/15/28              Buy      (0.22)    06/20/12          650             19
Goldman Sachs       CDX.NA.LG.9 Index                            Buy      (0.60)    12/20/12        1,250             10
Goldman Sachs       Centurytel Inc., 6.00%, 04/01/17             Buy      (1.10)    03/20/13        1,250             18
JPMorgan Chase Bank CMBX.NA.A 2 Index                            Buy      (0.25)    03/15/49        1,000             13
Goldman Sachs       CMBX.NA.A 3 Index                            Buy      (0.62)    12/13/49        1,000            235
Bank Of America     Computer Science Corp., 5.00%, 02/15/13      Buy      (0.65)    06/20/13        1,500             (6)
Bank Of America     Darden Restaurants Inc., 7.125%, 02/01/16    Buy      (0.45)    12/20/11          750             27
Merrill Lynch       Dow Chemical Inc., 6.00%, 10/01/12           Buy      (0.25)    12/20/13          750             21
JPMorgan Chase Bank Dow Chemical Inc., 6.00%, 10/01/12           Buy      (0.26)    12/20/13          750              9
JPMorgan Chase Bank Gap Inc., 8.80%, 12/15/08                    Buy      (1.18)    12/20/11          750             13
Bank Of America     Gap Inc., 8.80%, 12/15/08                    Buy      (1.18)    12/20/11          750             12
JPMorgan Chase Bank Hasbro Inc., 2.75%, 12/01/21                 Buy      (0.39)    12/20/11          750             15
Bank Of America     Johnson Controls Inc., 7.125%, 07/15/17      Buy      (0.37)    12/20/13          750             38
Bank Of America     Johnson Controls Inc., 7.125%, 07/15/17      Buy      (0.39)    12/20/13          750             17
JPMorgan Chase Bank Jones Apparel Group., 5.125%, 11/15/14       Buy      (0.77)    12/20/11          750             36
Merrill Lynch       Kroger Co. 5.50%, 02/01/13                   Buy      (0.64)    03/20/13        1,500             (5)
Bank Of America     Lowes Companies Inc., 8.25%, 06/01/10        Buy      (0.95)    03/20/13        1,000            (12)
Bank Of America     Lowes Companies Inc., 8.25%, 06/01/10        Buy      (0.60)    09/20/13        1,250              6
Merrill Lynch       Lowes Companies Inc., 8.25%, 06/01/10        Buy      (0.13)    12/20/11          750              8
Merrill Lynch       Lubrizol Corp., 7.25%, 06/15/25              Buy      (0.45)    12/20/11          750              4
JPMorgan Chase Bank Lubrizol Corp., 7.25%, 06/15/35              Buy      (0.45)    12/20/11          750              4
Bank Of America     Lubrizol Corp., 7.25%, 06/15/25              Buy      (0.81)    09/20/13          500             --
Bank Of America     Masco Corp., 5.875%, 07/15/12                Buy      (0.73)    12/20/13          750             39
Merrill Lynch       MDC Holdings Inc., 5.50%, 05/15/13           Buy      (0.90)    12/20/11          750             10
Bank Of America     Meadwestavaco Corp., 6.85%, 04/01/12         Buy      (0.48)    12/20/11          750             19
Bank Of America     MGIC Investment Corp., 6.00%, 11/01/15       Buy      (0.35)    12/20/13          750            252
JPMorgan Chase Bank MGIC Investment Corp., 6.00%, 11/01/15       Buy      (0.35)    12/20/13          750            213
JPMorgan Chase Bank Nordstrom Inc., 6.95%, 03/15/28              Buy      (0.28)    12/20/13          750             19
Merrill Lynch       Nordstrom Inc., 6.95%, 03/15/28              Buy      (0.28)    12/20/13          750             19
Bank Of America     Nucor Corp., 4.875%, 10/01/12                Buy      (0.22)    12/20/11          750             23
JPMorgan Chase Bank Nucor Corp., 4.875%, 10/01/12                Buy      (0.22)    12/20/11          750             10
Bank Of America     Pitney Bowes Inc., 4.625%, 10/01/12          Buy      (0.14)    12/20/11        1,500             18
JPMorgan Chase Bank PMI Group Inc., 6.00%, 09/15/16              Buy      (0.35)    12/20/13          750            283
Bank Of America     PMI Group Inc., 6.00%, 09/15/16              Buy      (0.35)    12/20/13          750            282
JPMorgan Chase Bank PPG Industries Inc., 7.05%, 08/15/09         Buy      (0.20)    12/20/11          750             12
JPMorgan Chase Bank Radian Group Inc., 7.75%, 06/01/11           Buy      (0.39)    12/20/13          750            363
Bank Of America     Radian Group Inc., 7.75%, 06/01/11           Buy      (0.39)    12/20/13          750            395
Merrill Lynch       RR Donnelley & Sons, 4.95%, 04/01/14         Buy      (0.69)    12/20/11          750             17
Bank Of America     Safeway Inc., 5.80%, 08/15/12                Buy      (0.59)    03/20/13        1,250              1
JPMorgan Chase Bank Safeway Inc., 5.80%, 08/15/12                Buy      (0.64)    03/20/13        1,250             (1)
Bank Of America     Southwest Airlines Co., 6.50%, 03/01/12      Buy      (1.40)    06/20/13          750              2
Merrill Lynch       Southwest Airlines Co., 6.50%, 03/01/12      Buy      (0.27)    12/20/11          750             43
JPMorgan Chase Bank Southwest Airlines Co., 6.50%, 03/01/12      Buy      (0.27)    12/20/11          750             43
Bank Of America     The Limited Inc., 6.125%, 12/01/12           Buy      (0.48)    12/20/11          750             46
Bank Of America     TJX Companies Inc., 7.45%, 12/15/09          Buy      (0.19)    12/20/11          750              4
JPMorgan Chase Bank Washington Mutual Co., 5.25%, 09/15/17       Buy      (0.32)    03/20/12          700            244
Bank Of America     Weyerhaeuser Company, 6.75%, 03/15/12        Buy      (0.45)    12/20/11          350             11
Merrill Lynch       Weyerhaeuser Company, 6.75%, 03/15/12        Buy      (0.45)    03/20/12          750             27
JPMorgan Chase Bank Whirlpool Corp., 7.75%, 07/15/16             Buy      (0.34)    12/20/11          750             28
Goldman Sachs       Whirlpool Corp., 7.75%, 07/15/16             Buy      (1.02)    09/20/13        1,000              5
                                                                                                                  ------
                                                                                                                  $2,961
                                                                                                                  ======

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                               TOTAL RETURN SWAPS

                                                                                                     NOTIONAL   NET UNREALIZED
                        REFERENCE                                                     TERMINATION     AMOUNT     DEPRECIATION
COUNTERPARTY        ENTITY/OBLIGATION          FUND PAYS             FUND RECEIVES       DATE     ($ THOUSANDS)  ($ THOUSANDS)
------------        ----------------- -------------------------- -------------------- ----------- ------------- --------------
Bank Of America     BAS AAA 10YR      Negative Spread Return     Initial Index Spread   10/01/08     $ 5,000        $  (383)
                    CMBS Daily Index                             Plus 0 bps
Bank Of America     BAS AAA 10YR      Negative Spread Return     Initial Index Spread   10/31/08      18,000         (1,376)
                    CMBS Daily Index                             Minus 10 bps
Bank Of America     BAS AAA 10YR      Negative Spread Return     Initial Index Spread   12/31/08      12,000           (918)
                    CMBS Daily Index                             Minus 115 bps
Bank Of America     BAS AAA 10YR      Negative Spread Return     Initial Index Spread   01/30/09      13,000           (994)
                    CMBS Daily Index                             Minus 95 bps
JPMorgan Chase Bank BAS AAA 10YR      Negative Spread Return     Initial Index Spread   03/31/09       5,000             --
                    CMBS Daily Index                             Minus 150 bps
JPMorgan Chase Bank BAS AAA 10YR      Negative Spread Return     Initial Index Spread   10/31/08      12,000           (918)
                    CMBS Daily Index                             Minus 70 bps
Merrill Lynch       S&P 500 Total     3-Month LIBOR Minus 12 bps Price Return           12/25/08      23,344         (1,873)
                    Return Index
                                                                                                                    -------
                                                                                                                    $(6,462)
                                                                                                                    =======

Percentages are based on Net Assets of $1,250,704 ($ Thousands).

*    Non-income producing security.

**   Rate shown is the 7-day effective yield as of September 30, 2008.

+    Real Estate Investment Trust.

++   Investment in Affiliated Security (see Note 3).

(A) All or a portion of this security is held as collateral for securities sold short. The total value of collateral for securities sold short at September 30, 2008 was $543,973 ($ Thousands).

(B) Step Bonds -- The rate reflected on the Schedule of Investments is the effective yield on September 30, 2008. The coupon on a step bond changes on a specific date.

(C) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2008.

(D) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may not be sold to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(E) Security, or portion thereof has been pledged as collateral on open futures contracts.

(F) Zero Coupon Bond -- The rate reported on the Schedule of Investments is the effective yield at time of purchase.

ABS    -- Asset-Based Security
ADR    -- American Depositary Receipt
ARM    -- Adjustable Rate Mortgage
Cl     -- Class
CMBS   -- Commercial Mortgage-Backed Securities
CMO    -- Collateralized Mortgage Obligation
FHLMC  -- Federal Home Loan Mortgage Corporation
FNMA   -- Federal National Mortgage Association
GNMA   -- Government National Mortgage Association
IO     -- Interest Only -- face amount represents notional amount
LLC    -- Limited Liability Company
NIM    -- Net Interest Margin
Ser    -- Series
STRIPS -- Separately Traded Registered Interest and Principal Securities
TBA    -- To Be Announced
TIPS   -- Treasury Inflation Protected Security

Amounts designated as "--" are $0 or rounded to $0.

The accompanying notes are an integral part of the financial statements.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

S&P 500 Index Fund

September 30, 2008

SECTOR WEIGHTINGS# (UNAUDITED):

                               (PERFORMANCE GRAPH)

Information Technology       14.1%
Financials                   13.9%
Energy                       11.8%
Health Care                  11.5%
Affiliated Partnership       11.0%
Consumer Staples             10.6%
Industrials                   9.7%
Consumer Discretionary        7.5%
Utilities                     3.1%
Materials                     3.0%
Telecommunication Services    2.7%
Short-Term Investment         1.0%
U.S. Treasury Obligation      0.1%

# Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 7).

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
COMMON STOCK -- 98.7%
CONSUMER DISCRETIONARY -- 8.4%
   Abercrombie & Fitch, Cl A                              10,500   $        414
   Amazon.com* (A)                                        38,500          2,801
   Apollo Group, Cl A*                                    13,203            783
   Autonation* (A)                                        14,426            162
   Autozone*                                               5,094            628
   Bed Bath & Beyond* (A)                                 31,633            994
   Best Buy (A)                                           42,841          1,607
   Big Lots* (A)                                          10,813            301
   Black & Decker                                          7,809            474
   Carnival (A)                                           55,084          1,947
   CBS, Cl B                                              85,601          1,248
   Centex                                                 16,644            270
   Coach*                                                 41,910          1,049
   Comcast, Cl A                                         361,244          7,091
   Darden Restaurants                                     17,613            504
   Dillard's, Cl A (A)                                     8,405             99
   DIRECTV Group*                                         71,800          1,879
   DR Horton (A)                                          31,949            416
   Eastman Kodak (A)                                      31,710            488
   Expedia*                                               28,100            425
   Family Dollar Stores (A)                               16,422            389
   Ford Motor* (A)                                       273,280          1,421
   Fortune Brands                                         18,019          1,034
   GameStop, Cl A* (A)                                    18,600            636
   Gannett (A)                                            28,647            484
   Gap                                                    54,931            977
   General Motors (A)                                     72,948            689
   Genuine Parts                                          19,636            790
   Goodyear Tire & Rubber*                                31,593            484
   H&R Block                                              40,904            931
   Harley-Davidson (A)                                    29,008          1,082
   Harman International Industries                         7,900            269
   Hasbro (A)                                             15,591            541
   Home Depot (A)                                        209,664          5,428
   International Game Technology                          35,456            609
   Interpublic Group* (A)                                 55,901            433
   J.C. Penney                                            26,980            900

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Johnson Controls                                       73,657   $      2,234
   Jones Apparel Group                                    10,990            203
   KB Home (A)                                            10,655            210
   Kohl's*                                                37,947          1,749
   Leggett & Platt (A)                                    19,654            428
   Lennar, Cl A (A)                                       19,007            289
   Limited Brands (A)                                     37,627            652
   Liz Claiborne (A)                                      14,123            232
   Lowe's                                                182,836          4,331
   Macy's                                                 51,464            925
   Marriott International, Cl A (A)                       37,940            990
   Mattel                                                 44,118            796
   McDonald's                                            138,760          8,561
   McGraw-Hill                                            40,521          1,281
   Meredith (A)                                            5,363            150
   New York Times, Cl A (A)                               14,392            206
   Newell Rubbermaid                                      33,247            574
   News, Cl A                                            287,433          3,446
   Nike, Cl B                                             47,194          3,157
   Nordstrom (A)                                          21,002            605
   Office Depot*                                          38,120            222
   Omnicom Group (A)                                      39,604          1,527
   Polo Ralph Lauren (A)                                   6,900            461
   Pulte Homes                                            24,855            347
   RadioShack (A)                                         14,825            256
   Scripps Networks Interactive, Cl A                     11,600            421
   Sears Holdings* (A)                                     7,065            661
   Sherwin-Williams (A)                                   11,816            675
   Snap-On                                                 6,653            350
   Stanley Works                                           9,979            417
   Staples                                                87,114          1,960
   Starbucks*                                             89,658          1,334
   Starwood Hotels & Resorts Worldwide                    22,535            634
   Target                                                 93,119          4,567
   Tiffany (A)                                            16,373            582
   Time Warner (A)                                       442,214          5,797
   TJX                                                    52,567          1,604
   VF                                                     10,614            821
   Viacom, Cl B*                                          78,601          1,952
   Walt Disney (A)                                       232,327          7,130
   Washington Post, Cl B                                     755            420
   Whirlpool (A)                                           9,005            714
   Wyndham Worldwide                                      20,602            324
   Yum! Brands                                            58,770          1,916
                                                                     ----------
                                                                        106,788
                                                                     ----------
CONSUMER STAPLES -- 12.0%
   Altria Group                                          255,056          5,060
   Anheuser-Busch                                         88,074          5,714
   Archer-Daniels-Midland (A)                             79,866          1,750
   Avon Products                                          52,951          2,201
   Brown-Forman, Cl B                                     10,076            724
   Campbell Soup                                          26,275          1,014

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Clorox                                                 16,642   $      1,043
   Coca-Cola (A)                                         244,896         12,950
   Coca-Cola Enterprises                                  34,117            572
   Colgate-Palmolive                                      62,493          4,709
   ConAgra Foods                                          55,852          1,087
   Constellation Brands, Cl A* (A)                        23,000            494
   Costco Wholesale                                       54,018          3,507
   CVS Caremark                                          176,595          5,944
   Dean Foods*                                            18,100            423
   Estee Lauder, Cl A                                     13,800            689
   General Mills                                          41,691          2,865
   Hershey (A)                                            19,812            783
   HJ Heinz                                               39,049          1,951
   Kellogg                                                31,367          1,760
   Kimberly-Clark                                         50,899          3,300
   Kraft Foods, Cl A                                     185,098          6,062
   Kroger                                                 82,159          2,258
   Lorillard                                              21,876          1,556
   McCormick                                              15,461            594
   Molson Coors Brewing, Cl B                             18,746            876
   Pepsi Bottling Group                                   15,936            465
   PepsiCo                                               193,967         13,824
   Philip Morris International                           255,156         12,273
   Procter & Gamble                                      374,176         26,076
   Reynolds American                                      21,040          1,024
   Safeway (A)                                            53,546          1,270
   Sara Lee                                               86,687          1,095
   SUPERVALU                                              25,297            549
   SYSCO                                                  74,620          2,301
   Tyson Foods, Cl A                                      35,090            419
   UST                                                    18,640          1,240
   Walgreen                                              123,744          3,831
   Wal-Mart Stores                                       277,611         16,626
   Whole Foods Market (A)                                 19,400            389
   WM Wrigley Jr.                                         26,660          2,117
                                                                   ------------
                                                                        153,385
                                                                   ------------
ENERGY -- 13.2%
   Anadarko Petroleum                                     58,380          2,832
   Apache                                                 41,000          4,275
   Baker Hughes                                           38,334          2,321
   BJ Services                                            36,556            699
   Cabot Oil & Gas                                        12,900            466
   Cameron International*                                 27,300          1,052
   Chesapeake Energy (A)                                  64,800          2,324
   Chevron                                               253,297         20,892
   ConocoPhillips                                        187,225         13,714
   Consol Energy                                          22,600          1,037
   Devon Energy                                           55,013          5,017
   El Paso (A)                                            85,394          1,090
   ENSCO International                                    17,500          1,009
   EOG Resources                                          30,944          2,768
   Exxon Mobil                                           640,736         49,760

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Halliburton                                           109,079   $      3,533
   Hess                                                   35,075          2,879
   Marathon Oil                                           88,356          3,523
   Massey Energy                                          10,700            382
   Murphy Oil (A)                                         23,563          1,511
   Nabors Industries*                                     34,478            859
   National Oilwell Varco*                                51,768          2,600
   Noble                                                  33,242          1,459
   Noble Energy                                           21,600          1,201
   Occidental Petroleum                                  101,504          7,151
   Peabody Energy                                         33,700          1,517
   Pioneer Natural Resources (A)                          14,800            774
   Range Resources                                        19,700            845
   Rowan (A)                                              13,097            400
   Schlumberger                                          148,562         11,601
   Smith International                                    26,000          1,525
   Southwestern Energy*                                   42,300          1,292
   Spectra Energy                                         75,061          1,786
   Sunoco                                                 15,357            546
   Tesoro (A)                                             18,800            310
   Transocean (A)                                         39,202          4,306
   Valero Energy                                          65,608          1,988
   Weatherford International* (A)                         84,708          2,130
   Williams                                               72,565          1,716
   XTO Energy                                             66,918          3,113
                                                                   ------------
                                                                        168,203
                                                                   ------------
FINANCIALS -- 15.6%
   Aflac                                                  59,208          3,478
   Allstate (A)                                           67,059          3,093
   American Capital (A)                                   25,100            640
   American Express                                      142,815          5,060
   American International Group (A)                      332,371          1,107
   Ameriprise Financial                                   26,884          1,027
   AON                                                    33,929          1,525
   Apartment Investment & Management, Cl A+ (A)           10,325            362
   Assurant                                               14,800            814
   AvalonBay Communities+ (A)                              9,300            915
   Bank of America (A)                                   562,111         19,674
   Bank of New York Mellon                               140,986          4,593
   BB&T (A)                                               67,697          2,559
   Boston Properties+ (A)                                 14,600          1,367
   Capital One Financial (A)                              47,262          2,410
   CB Richard Ellis Group, Cl A* (A)                      22,000            294
   Charles Schwab                                        115,527          3,004
   Chubb                                                  45,356          2,490
   Cincinnati Financial                                   21,479            611
   CIT Group (A)                                          32,508            226
   Citigroup                                             672,946         13,802
   CME Group                                               8,307          3,086
   Comerica (A)                                           17,783            583
   Developers Diversified Realty+ (A)                     15,300            485

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Discover Financial Services (A)                        55,530   $        767
   E*Trade Financial* (A)                                 59,539            167
   Equity Residential+ (A)                                34,040          1,512
   Federated Investors, Cl B                               9,945            287
   Fifth Third Bancorp (A)                                70,711            841
   First Horizon National (A)                             18,670            175
   Franklin Resources                                     19,315          1,702
   General Growth Properties+ (A)                         26,700            403
   Genworth Financial, Cl A                               52,000            448
   Goldman Sachs Group                                    53,952          6,906
   Hartford Financial Services Group                      36,986          1,516
   HCP+ (A)                                               30,600          1,228
   Host Hotels & Resorts+                                 62,900            836
   Hudson City Bancorp                                    63,200          1,166
   Huntington Bancshares (A)                              42,375            339
   IntercontinentalExchange*                               8,000            645
   Invesco                                                47,500            997
   Janus Capital Group                                    15,577            378
   JPMorgan Chase                                        454,208         21,212
   Keycorp (A)                                            58,183            695
   Kimco Realty+ (A)                                      27,500          1,016
   Legg Mason (A)                                         18,200            693
   Leucadia National (A)                                  22,200          1,009
   Lincoln National                                       31,998          1,370
   Loews                                                  44,849          1,771
   M&T Bank (A)                                            8,661            773
   Marsh & McLennan                                       63,450          2,015
   Marshall & Ilsley (A)                                  33,170            668
   MBIA (A)                                               24,727            294
   Merrill Lynch                                         188,047          4,758
   MetLife (A)                                            84,726          4,745
   MGIC Investment (A)                                    12,095             85
   Moody's (A)                                            25,508            867
   Morgan Stanley                                        138,461          3,185
   National City (A)                                      88,148            154
   Northern Trust (A)                                     27,505          1,986
   NYSE Euronext (A)                                      33,300          1,305
   Plum Creek Timber+ (A)                                 21,435          1,069
   PNC Financial Services Group (A)                       43,083          3,218
   Principal Financial Group (A)                          32,548          1,416
   Progressive                                            83,568          1,454
   Prologis+ (A)                                          31,960          1,319
   Prudential Financial                                   52,666          3,792
   Public Storage+                                        15,528          1,537
   Regions Financial (A)                                  83,763            804
   Simon Property Group+ (A)                              27,909          2,707
   SLM* (A)                                               56,343            695
   Sovereign Bancorp (A)                                  55,244            218
   State Street                                           53,191          3,026
   SunTrust Banks (A)                                     43,496          1,957
   T. Rowe Price Group (A)                                32,108          1,725
   Torchmark (A)                                          10,705            640
   Travelers                                              72,732          3,287

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Unum Group (A)                                         42,352   $      1,064
   US Bancorp (A)                                        215,106          7,748
   Vornado Realty Trust+ (A)                              16,614          1,511
   Wachovia (A)                                          266,660            933
   Washington Mutual (A)                                 178,219             15
   Wells Fargo                                           408,406         15,327
   XL Capital, Cl A (A)                                   36,705            658
   Zions Bancorporation (A)                               12,560            486
                                                                   ------------
                                                                        198,725
                                                                   ------------
HEALTH CARE -- 12.9%
   Abbott Laboratories                                   190,568         10,973
   Aetna                                                  58,402          2,109
   Allergan                                               38,166          1,966
   AmerisourceBergen                                      18,496            696
   Amgen*                                                130,193          7,717
   Applied Biosystems                                     21,557            738
   Barr Pharmaceuticals*                                  13,200            862
   Baxter International                                   77,338          5,076
   Becton Dickinson                                       30,362          2,437
   Biogen Idec* (A)                                       36,300          1,826
   Boston Scientific*                                    186,712          2,291
   Bristol-Myers Squibb                                  244,101          5,090
   C.R. Bard                                              12,488          1,185
   Cardinal Health                                        44,355          2,186
   Celgene*                                               56,600          3,582
   Cigna                                                  34,671          1,178
   Coventry Health Care*                                  19,113            622
   Covidien                                               62,282          3,348
   DaVita*                                                13,100            747
   Eli Lilly                                             122,130          5,377
   Express Scripts*                                       31,152          2,300
   Forest Laboratories* (A)                               37,563          1,062
   Genzyme*                                               33,232          2,688
   Gilead Sciences*                                      113,676          5,181
   Hospira* (A)                                           19,304            737
   Humana*                                                21,197            873
   IMS Health                                             23,295            441
   Intuitive Surgical*                                     4,820          1,162
   Johnson & Johnson                                     345,356         23,926
   King Pharmaceuticals* (A)                              33,586            322
   Laboratory Corp of America Holdings* (A)               13,463            936
   McKesson                                               34,369          1,849
   Medco Health Solutions*                                63,116          2,840
   Medtronic                                             138,817          6,955
   Merck                                                 265,517          8,380
   Millipore*                                              6,493            447
   Mylan Laboratories* (A)                                38,511            440
   Patterson* (A)                                         10,500            319
   PerkinElmer                                            13,740            343
   Pfizer                                                832,504         15,351

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-----------                                        -------------   -------------
   Quest Diagnostics                                      19,324   $        998
   Schering-Plough                                       202,372          3,738
   St. Jude Medical*                                      41,994          1,826
   Stryker                                                29,642          1,847
   Tenet Healthcare* (A)                                  51,376            285
   Thermo Fisher Scientific* (A)                          52,143          2,868
   UnitedHealth Group                                    150,747          3,827
   Varian Medical Systems*                                15,300            874
   Waters*                                                11,497            669
   Watson Pharmaceuticals*                                14,171            404
   WellPoint*                                             62,861          2,940
   Wyeth                                                 164,766          6,086
   Zimmer Holdings*                                       27,455          1,772
                                                                   ------------
                                                                        164,692
                                                                   ------------
INDUSTRIALS -- 10.9%
   3M                                                     86,982          5,942
   Allied Waste Industries*                               39,742            442
   Avery Dennison (A)                                     12,815            570
   Boeing                                                 91,632          5,255
   Burlington Northern Santa Fe                           34,824          3,219
   C.H. Robinson Worldwide (A)                            20,700          1,055
   Caterpillar                                            75,697          4,512
   Cintas                                                 15,507            445
   Cooper Industries, Cl A (A)                            20,286            810
   CSX                                                    50,450          2,753
   Cummins                                                25,440          1,112
   Danaher                                                31,648          2,196
   Deere (A)                                              52,202          2,584
   Dover                                                  23,837            967
   Eaton                                                  20,269          1,139
   Emerson Electric                                       95,306          3,888
   Equifax                                                16,725            576
   Expeditors International of Washington                 25,300            881
   Fastenal (A)                                           16,000            790
   FedEx (A)                                              38,605          3,051
   Fluor                                                  21,344          1,189
   General Dynamics                                       49,026          3,609
   General Electric                                    1,226,907         31,286
   Goodrich                                               15,520            646
   Honeywell International                                92,655          3,850
   Illinois Tool Works                                    49,324          2,192
   Ingersoll-Rand, Cl A                                   37,888          1,181
   ITT                                                    22,100          1,229
   Jacobs Engineering Group*                              14,800            804
   L-3 Communications Holdings                            15,523          1,526
   Lockheed Martin                                        40,894          4,485
   Manitowoc                                              17,400            271
   Masco (A)                                              45,368            814
   Monster Worldwide* (A)                                 13,934            208
   Norfolk Southern                                       46,826          3,100
   Northrop Grumman                                       41,219          2,495

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-----------                                        -------------   -------------
   PACCAR                                                 45,191   $      1,726
   Pall                                                   14,395            495
   Parker Hannifin                                        19,871          1,053
   Pitney Bowes                                           25,075            834
   Precision Castparts                                    17,100          1,347
   Raytheon                                               51,068          2,733
   Robert Half International (A)                          20,327            503
   Rockwell Automation                                    17,726            662
   Rockwell Collins                                       18,778            903
   RR Donnelley & Sons                                    26,311            645
   Ryder System                                            7,254            450
   Southwest Airlines (A)                                 90,049          1,307
   Terex*                                                 12,400            378
   Textron                                                30,598            896
   Tyco International                                     59,982          2,101
   Union Pacific                                          63,594          4,526
   United Parcel Service, Cl B                           124,790          7,848
   United Technologies                                   118,883          7,140
   Waste Management                                       60,828          1,915
   WW Grainger                                             8,165            710
                                                                   ------------
                                                                        139,244
                                                                   ------------
INFORMATION TECHNOLOGY -- 15.8%
   Adobe Systems*                                         66,236          2,614
   Advanced Micro Devices* (A)                            81,163            426
   Affiliated Computer Services, Cl A* (A)                12,549            635
   Agilent Technologies*                                  44,406          1,317
   Akamai Technologies*                                   22,600            394
   Altera (A)                                             36,151            748
   Amphenol, Cl A                                         21,800            875
   Analog Devices                                         36,499            962
   Apple*                                                109,692         12,468
   Applied Materials                                     168,850          2,555
   Autodesk*                                              27,417            920
   Automatic Data Processing                              63,050          2,695
   BMC Software*                                          22,849            654
   Broadcom, Cl A* (A)                                    55,136          1,027
   CA                                                     47,527            949
   Ciena* (A)                                             11,842            119
   Cisco Systems*                                        728,063         16,425
   Citrix Systems*                                        24,242            612
   Cognizant Technology Solutions, Cl A*                  36,300            829
   Computer Sciences*                                     18,433            741
   Compuware*                                             30,175            292
   Convergys*                                             13,676            202
   Corning                                               196,578          3,074
   Dell*                                                 216,874          3,574
   eBay*                                                 133,932          2,997
   Electronic Arts*                                       38,378          1,420
   EMC* (A)                                              258,040          3,086

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

S&P 500 Index Fund (Concluded)

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Fidelity National Information Services (A)             22,565   $        417
   Fiserv*                                                19,780            936
   Google, Cl A*                                          29,516         11,822
   Harris                                                 16,600            767
   Hewlett-Packard                                       303,252         14,022
   Intel                                                 695,994         13,036
   International Business Machines                       166,990         19,531
   Intuit*                                                40,386          1,277
   Jabil Circuit                                          25,679            245
   JDS Uniphase* (A)                                      29,456            249
   Juniper Networks* (A)                                  64,900          1,367
   Kla-Tencor (A)                                         20,671            654
   Lexmark International, Cl A*                           10,239            333
   Linear Technology (A)                                  27,894            855
   LSI Logic* (A)                                         83,346            447
   Mastercard, Cl A (A)                                    9,000          1,597
   MEMC Electronic Materials*                             28,000            791
   Microchip Technology (A)                               22,000            647
   Micron Technology* (A)                                 88,969            360
   Microsoft                                             968,262         25,843
   Molex (A)                                              16,160            363
   Motorola                                              280,506          2,004
   National Semiconductor                                 24,137            415
   NetApp* (A)                                            41,776            762
   Novell*                                                46,989            242
   Novellus Systems* (A)                                   9,327            183
   Nvidia*                                                66,548            713
   Oracle*                                               485,156          9,854
   Paychex (A)                                            39,456          1,303
   QLogic* (A)                                            17,648            271
   Qualcomm                                              201,932          8,677
   Salesforce.com*                                        12,800            620
   SanDisk* (A)                                           26,400            516
   Sun Microsystems* (A)                                  99,502            757
   Symantec*                                             104,347          2,043
   Tellabs*                                               44,199            179
   Teradata*                                              21,268            415
   Teradyne*                                              25,907            202
   Texas Instruments                                     161,034          3,462
   Total System Services                                  21,280            349
   Tyco Electronics                                       59,182          1,637
   Unisys*                                                47,795            131
   VeriSign* (A)                                          24,500            639
   Western Union                                          92,012          2,270
   Xerox                                                 110,936          1,279
   Xilinx (A)                                             35,209            826
   Yahoo!*                                               171,438          2,966
                                                                   ------------
                                                                        200,884
                                                                   ------------

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
MATERIALS -- 3.4%
   Air Products & Chemicals                               26,126   $      1,789
   AK Steel Holding (A)                                   14,800            384
   Alcoa (A)                                             101,535          2,293
   Allegheny Technologies                                 12,459            368
   Ashland                                                 7,693            225
   Ball                                                   12,491            493
   Bemis (A)                                              11,390            299
   CF Industries Holdings                                  6,890            630
   Dow Chemical                                          113,675          3,613
   E.I. Du Pont de Nemours                               110,935          4,471
   Eastman Chemical (A)                                    9,008            496
   Ecolab                                                 21,430          1,040
   Freeport-McMoRan Copper & Gold, Cl B (A)               47,868          2,721
   Hercules                                               16,107            319
   International Flavors & Fragrances                     10,594            418
   International Paper                                    52,070          1,363
   MeadWestvaco (A)                                       22,415            522
   Monsanto                                               67,848          6,716
   Newmont Mining (A)                                     56,408          2,186
   Nucor                                                  38,882          1,536
   Pactiv*                                                15,287            380
   PPG Industries                                         19,945          1,163
   Praxair                                                38,999          2,798
   Rohm & Haas                                            15,722          1,101
   Sealed Air (A)                                         18,828            414
   Sigma-Aldrich                                          15,536            814
   Titanium Metals (A)                                    12,100            137
   United States Steel                                    14,626          1,135
   Vulcan Materials (A)                                   13,949          1,039
   Weyerhaeuser (A)                                       25,888          1,568
                                                                   ------------
                                                                         42,431
                                                                   ------------
TELECOMMUNICATION SERVICES -- 3.0%
   American Tower, Cl A*                                  49,200          1,770
   AT&T                                                  726,558         20,286
   CenturyTel                                             13,260            486
   Embarq (A)                                             17,686            717
   Frontier Communications                                38,531            443
   Qwest Communications International (A)                182,326            589
   Sprint Nextel (A)                                     355,122          2,166
   Verizon Communications                                352,422         11,309
   Windstream                                             58,746            643
                                                                   ------------
                                                                         38,409
                                                                   ------------

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
UTILITIES -- 3.5%
   AES*                                                   82,590   $        965
   Allegheny Energy (A)                                   20,468            753
   Ameren (A)                                             25,344            989
   American Electric Power                                49,715          1,841
   Centerpoint Energy                                     39,168            571
   CMS Energy (A)                                         30,792            384
   Consolidated Edison (A)                                32,433          1,393
   Constellation Energy Group                             21,999            535
   Dominion Resources                                     72,040          3,082
   DTE Energy (A)                                         19,545            784
   Duke Energy                                           157,322          2,742
   Dynegy, Cl A*                                          56,489            202
   Edison International                                   41,153          1,642
   Entergy                                                23,764          2,115
   Exelon                                                 80,854          5,063
   FirstEnergy                                            37,887          2,538
   FPL Group                                              50,820          2,556
   Integrys Energy Group                                   8,934            446
   Nicor (A)                                               6,125            272
   NiSource                                               30,079            444
   Pepco Holdings                                         26,800            614
   PG&E                                                   44,229          1,656
   Pinnacle West Capital (A)                              11,749            404
   PPL                                                    46,271          1,713
   Progress Energy                                        31,183          1,345
   Public Service Enterprise Group                        63,230          2,073
   Questar                                                21,300            872
   Sempra Energy                                          30,965          1,564
   Southern (A)                                           95,635          3,604
   TECO Energy                                            24,512            387
   Xcel Energy (A)                                        52,819          1,055
                                                                   ------------
                                                                         44,604
                                                                   ------------
Total Common Stock
   (Cost $723,472) ($ Thousands)                                      1,257,365
                                                                   ------------
AFFILIATED PARTNERSHIP -- 12.4%
   SEI Liquidity Fund, L.P., 2.590%**++ (B)          160,665,938        157,766
                                                                   ------------
Total Affiliated Partnership
   (Cost $160,666) ($ Thousands)                                        157,766
                                                                   ------------
CASH EQUIVALENT -- 1.0%
   SEI Daily Income Trust, Prime
      Obligation Fund, Cl A, 2.350%**++               13,131,811         13,132
                                                                   ------------
Total Cash Equivalent
   (Cost $13,132) ($ Thousands)                                          13,132
                                                                   ------------

                                                     Face Amount    Market Value
Description                                        ($ Thousands)   ($ Thousands)
------------------------------------------------   -------------   -------------
U.S. TREASURY OBLIGATION --0.1%
   U.S. Treasury Bills
         1.657%, 12/11/08 (C) (D)                   $       1,358   $      1,356
                                                                   ------------
Total U.S. Treasury Obligation
   (Cost $1,354) ($ Thousands)                                            1,356
                                                                   ------------
Total Investments -- 112.2%
   (Cost $898,624) ($ Thousands)                                   $  1,429,619
                                                                   ============

A summary of the open futures contracts held by the Fund at September 30, 2008, is as follows (see Note 2 in Notes to Financial Statements):

                NUMBER OF                    UNREALIZED
TYPE OF         CONTRACTS     EXPIRATION   DEPRECIATION
CONTRACT       LONG (SHORT)     DATE       ($ THOUSANDS)
--------       ------------   ----------   -------------
S&P 500 Index
   E-MINI          366         Dec-2008       $(1,666)
                                              =======

Percentages are based on Net Assets of $1,274,051 ($ Thousands).

*    Non-income producing security.

**   Rate shown is the 7-day effective yield as of September 30, 2008.

+    Real Estate Investment Trust.

++   Investment in Affiliated Security (see Note 3).

(A) This Security or a partial position of this security is on loan at September 30, 2008 (see Note 7). The total market value of securities on loan at September 30, 2008 was $164,681 ($ Thousands).

(B) This security was purchased with cash collateral held from securities on loan (see Note 7). The total market value of such securities as of September 30, 2008 was $157,766 ($ Thousands).

(C)  The rate reported is the effective yield at time of purchase.

(D) Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl   -- Class
L.P. -- Limited Partnership

The accompanying notes are an integral part of the financial statements.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

Small Cap Value Fund

September 30, 2008

SECTOR WEIGHTINGS# (UNAUDITED):

                               (PERFORMANCE GRAPH)

Affilated Partnership        23.9%
Financials                   23.0%
Information Technology       11.8%
Industrials                  11.0%
Consumer Discretionary        8.4%
Health Care                   5.1%
Energy                        3.8%
Consumer Staples              3.6%
Materials                     3.4%
Utilities                     2.7%
Short-Term Investments        2.7%
U.S. Treasury Obligation      0.3%
Telecommunication Services    0.2%
Exchange Traded Fund          0.1%

# Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 7).

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
COMMON STOCK@ -- 97.0%
CONSUMER DISCRETIONARY -- 11.2%
   Advance Auto Parts                                     35,200   $      1,396
   American Axle & Manufacturing Holdings (A)             99,667            534
   American Greetings, Cl A (A)                           44,900            687
   Ameristar Casinos (A)                                  74,600          1,059
   AnnTaylor Stores*                                     109,100          2,252
   Arctic Cat                                             43,600            399
   ArvinMeritor (A)                                       88,400          1,153
   ATC Technology* (A)                                    45,888          1,089
   Bebe Stores (A)                                        56,756            555
   Belo, Cl A                                            346,894          2,067
   Big 5 Sporting Goods                                   54,100            558
   Blyth                                                  25,900            294
   Bob Evans Farms (A)                                    16,300            445
   Brown Shoe                                             53,200            871
   Cache*                                                 11,000             76
   Callaway Golf (A)                                      42,700            601
   Carrols Restaurant Group*                             111,500            335
   Carter's*                                              87,300          1,722
   Casual Male Retail Group*                             186,180            732
   Cato, Cl A                                             59,500          1,044
   CBRL Group (A)                                         22,200            584
   CEC Entertainment* (A)                                 20,600            684
   Childrens Place Retail Stores*                         16,900            564
   Collective Brands* (A)                                130,100          2,382
   Columbia Sportswear (A)                                37,000          1,553
   Cooper Tire & Rubber (A)                               87,268            751
   Corinthian Colleges* (A)                              111,600          1,674
   Cox Radio, Cl A* (A)                                   35,900            379
   Dress Barn* (A)                                        51,100            781

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   DSW, Cl A* (A)                                        120,098   $      1,645
   Einstein Noah Restaurant Group*                        14,700            148
   Ethan Allen Interiors (A)                             130,025          3,643
   EW Scripps, Cl A (A)                                   65,800            465
   Finish Line, Cl A                                           1             --
   Foot Locker                                            34,400            556
   Fossil*                                                56,800          1,603
   Genesco* (A)                                           30,748          1,029
   Group 1 Automotive (A)                                 11,000            239
   Gymboree*                                               5,700            202
   Harte-Hanks (A)                                        43,000            446
   Helen of Troy*                                         17,000            387
   International Speedway, Cl A                           35,600          1,385
   Jack in the Box* (A)                                   58,400          1,232
   Jackson Hewitt Tax Service (A)                         17,200            264
   Jakks Pacific* (A)                                     50,900          1,268
   Jarden* (A)                                            38,086            893
   Jo-Ann Stores*                                          5,000            105
   Jones Apparel Group                                    52,100            964
   Journal Communications, Cl A                          107,100            523
   Lakeland Industries*                                   86,510          1,116
   Landry's Restaurants                                    1,800             28
   Leapfrog Enterprises* (A)                             149,853          1,582
   Lear*                                                  43,900            461
   Lee Enterprises                                       101,000            354
   Lennar, Cl A (A)                                       95,400          1,449
   Libbey                                                169,100          1,439
   Lifetime Brands                                       168,000          1,638
   Lions Gate Entertainment* (A)                         151,100          1,375
   LKQ*                                                   87,237          1,480
   Marriott International, Cl A                           34,300            895
   Marvel Entertainment* (A)                              48,300          1,649
   MDC Partners, Cl A*                                   473,770          3,184
   Media General, Cl A (A)                                11,100            138
   Men's Wearhouse (A)                                    88,455          1,879
   Meredith (A)                                           77,100          2,162
   Modine Manufacturing (A)                               99,200          1,436
   Morgans Hotel Group* (A)                               36,078            394
   Nautilus (A)                                           18,400             84
   New Frontier Media                                    100,200            238
   New York* (A)                                          50,000            477
   O'Charleys                                             36,300            318
   OfficeMax (A)                                          69,200            615
   Orient-Express Hotels, Cl A (A)                        41,948          1,012
   Pacific Sunwear of California*                         97,912            659
   PC Mall*                                                8,200             56
   Perry Ellis International*                             44,950            670
   Polaris Industries (A)                                 21,800            992
   Princeton Review*                                      62,372            499
   Quiksilver*                                           255,400          1,466
   Regis                                                  39,565          1,088
   Rent-A-Center*                                        228,300          5,087
   Ruby Tuesday* (A)                                      52,100            302

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Russ Berrie* (A)                                       15,500     $      119
   Sally Beauty Holdings* (A)                             31,862            274
   Scholastic                                             81,000          2,080
   Scientific Games, Cl A* (A)                            82,248          1,893
   Shoe Carnival*                                         20,000            328
   Sinclair Broadcast Group, Cl A (A)                     68,900            347
   Skechers U.S.A., Cl A*                                  9,900            167
   Smith & Wesson Holding*                                72,700            272
   Sonic Automotive, Cl A (A)                             36,400            308
   Speedway Motorsports (A)                                9,800            191
   Stage Stores                                           73,700          1,007
   Steven Madden* (A)                                     27,300            676
   Stoneridge*                                            21,200            239
   Tempur-Pedic International (A)                        136,316          1,603
   Thor Industries (A)                                    71,600          1,777
   Trans World Entertainment*                             56,100            159
   Valassis Communications* (A)                          157,400          1,363
   Warner Music Group (A)                                235,000          1,786
   World Wrestling Entertainment, Cl A (A)                37,600            581
                                                                   ------------
                                                                         95,610
                                                                   ------------
CONSUMER STAPLES -- 4.8%
   Alliance One International*                           643,690          2,446
   BJ's Wholesale Club* (A)                               33,500          1,302
   Casey's General Stores                                 17,930            541
   Central Garden and Pet, Cl A* (A)                      63,010            375
   Central Garden and Pet*                                73,557            433
   Chattem* (A)                                           28,600          2,236
   Constellation Brands, Cl A* (A)                        66,800          1,434
   Corn Products International                            27,059            873
   Dean Foods*                                            90,953          2,125
   Del Monte Foods                                       407,366          3,177
   Fresh Del Monte Produce*                               18,900            420
   Hain Celestial Group* (A)                             148,600          4,091
   Lancaster Colony                                        5,900            222
   Molson Coors Brewing, Cl B                             34,500          1,613
   Nash Finch (A)                                         34,064          1,469
   Pantry* (A)                                            59,993          1,271
   Ralcorp Holdings*                                      57,494          3,876
   Ruddick                                                75,238          2,441
   Sanderson Farms (A)                                    97,825          3,594
   Spartan Stores (A)                                    105,400          2,622
   TreeHouse Foods* (A)                                   37,800          1,123
   Universal (A)                                          55,200          2,710
   Weis Markets                                           21,000            756
                                                                     ----------
                                                                         41,150
                                                                     ----------
ENERGY -- 5.0%
   Allis-Chalmers Energy* (A)                             62,000            784
   Alon USA Energy (A)                                    27,700            373
   American Oil & Gas*                                    72,300            189
   Approach Resources*                                    98,950          1,431

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Atlas America                                          51,263   $      1,748
   Berry Petroleum, Cl A (A)                              67,614          2,619
   Cal Dive International* (A)                           228,587          2,423
   Clayton Williams Energy*                                1,000             71
   Complete Production Services*                          64,500          1,298
   Delek US Holdings                                     145,000          1,344
   Delta Petroleum* (A)                                   72,700            987
   DHT Maritime                                          105,800            710
   Dresser-Rand Group*                                    50,000          1,574
   Geokinetics*                                           23,300            443
   GeoMet*                                               152,700            831
   Global Industries* (A)                                154,400          1,072
   GMX Resources* (A)                                     18,300            875
   Grey Wolf* (A)                                        447,000          3,478
   Hercules Offshore*                                     37,000            561
   Holly                                                 120,200          3,475
   ION Geophysical* (A)                                  144,900          2,056
   Lufkin Industries                                      12,600          1,000
   Natural Gas Services Group*                            18,600            325
   North American Energy Partners*                        93,862            973
   Oil States International* (A)                          10,100            357
   Overseas Shipholding Group                             10,900            636
   Parker Drilling* (A)                                  205,200          1,646
   Pioneer Drilling*                                      40,100            533
   Rosetta Resources*                                      6,845            126
   RPC                                                    98,900          1,391
   SEACOR Holdings* (A)                                   13,100          1,034
   Smith International                                         2             --
   Stone Energy*                                          21,400            906
   Swift Energy* (A)                                     105,471          4,081
   Teekay Tankers, Cl A (A)                               14,600            247
   Tesoro (A)                                             17,000            280
   Tetra Technologies*                                   102,800          1,424
                                                                   ------------
                                                                         43,301
                                                                   ------------
FINANCIALS -- 30.5%
   1st Source (A)                                         13,400            315
   Acadia Realty Trust+                                   11,800            298
   Advance America Cash Advance Centers                   46,700            140
   Advanta, Cl B                                          31,500            259
   Agree Realty+ (A)                                       8,900            255
   AMB Property+ (A)                                      85,100          3,855
   Amcore Financial                                       20,662            191
   American Equity Investment Life Holding (A)            60,561            454
   American Physicians Capital                            13,700            580
   Amtrust Financial Services                             39,900            542
   Annaly Capital Management+ (A)                         30,300            408
   Anthracite Capital+ (A)                               146,800            787
   Anworth Mortgage Asset+                                96,200            570
   Apollo Investment*                                     43,200            737
   Ares Capital                                           58,800            613

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Ashford Hospitality Trust+                             45,300     $      183
   Aspen Insurance Holdings (A)                           90,200          2,481
   Associated Estates Realty+                             26,700            348
   Assured Guaranty (A)                                   65,900          1,072
   Astoria Financial                                     102,700          2,129
   Banco Latinoamericano de Exportaciones, Cl E           45,500            656
   Bancorp Rhode Island                                    6,400            184
   Bancorpsouth (A)                                       59,832          1,683
   Bank Mutual (A)                                       161,980          1,838
   BankFinancial                                           7,800            115
   Berkshire Hills Bancorp (A)                            47,200          1,510
   BioMed Realty Trust+                                    6,300            167
   Boston Private Financial Holdings (A)                  33,700            295
   Boston Properties+ (A)                                 20,200          1,892
   British Land (United Kingdom)+                        129,399          1,717
   British Land+                                          20,530            273
   Brookfield Asset Management, Cl A                      60,000          1,646
   Brookfield Properties                                  22,800            361
   Camden Property Trust+ (A)                             43,271          1,984
   CapLease+ (A)                                         194,700          1,544
   Capstead Mortgage+ (A)                                153,300          1,679
   Cardinal Financial                                    124,271          1,004
   Care Investment Trust+                                  2,300             26
   Cash America International                             25,800            930
   Cathay General Bancorp (A)                             41,546            989
   CBL & Associates Properties+ (A)                       74,766          1,501
   Cedar Shopping Centers+ (A)                            44,600            590
   Central Pacific Financial (A)                          45,700            768
   Chemical Financial (A)                                 48,100          1,498
   Citizens Republic Bancorp (A)                          61,236            189
   City Bank                                              15,200            237
   City Holding                                           33,700          1,424
   CNA Surety*                                            35,700            596
   Colonial BancGroup (A)                                192,591          1,514
   Columbia Banking System                                23,400            415
   Commerce Bancshares                                    22,070          1,024
   Community Bank System                                  24,300            611
   Community Trust Bancorp                                 6,500            224
   CompuCredit*                                           14,800             58
   Cousins Properties+ (A)                                77,400          1,953
   CVB Financial (A)                                      80,900          1,125
   Danvers Bancorp                                        86,600          1,104
   Dawnay Day Sirius (United Kingdom)                    405,932            285
   Dawnay Day Treveria (United Kingdom)                  471,407             61
   Delphi Financial Group, Cl A                           40,900          1,147
   Dime Community Bancshares                              26,900            409
   Doral Financial*                                       18,500            202
   Douglas Emmett+                                       136,500          3,149
   Duke Realty+ (A)                                      113,100          2,780
   East West Bancorp (A)                                  73,500          1,007
   Education Realty Trust+                               134,271          1,488
   Employers Holdings                                    102,880          1,788

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Encore Bancshares*                                     31,540   $        568
   Endurance Specialty Holdings (A)                       29,049            898
   Entertainment Properties Trust+ (A)                    18,600          1,018
   Equity One+ (A)                                        48,065            985
   Equity Residential+ (A)                               164,000          7,283
   ESSA Bancorp                                           45,100            627
   Farmers Capital Bank                                    3,200             86
   FBL Financial Group, Cl A                              16,300            455
   Federal Agricultural Mortgage, Cl C                     7,200             30
   Federated Investors, Cl B (A)                          33,303            961
   Financial Federal (A)                                  28,800            660
   First American                                         94,800          2,797
   First Bancorp (A)                                      49,500            547
   First Commonwealth Financial                           49,800            671
   First Community Bancshares (A)                          7,300            274
   First Financial (A)                                     5,400            254
   First Financial Bancorp (A)                           184,032          2,687
   First Financial Bankshares                                600             31
   First Financial Holdings                                6,600            173
   First Industrial Realty Trust+ (A)                     10,500            301
   First Merchants (A)                                    19,200            438
   First Midwest Bancorp (A)                              66,600          1,614
   First Niagara Financial Group (A)                     186,500          2,937
   First Place Financial                                   4,900             63
   FirstFed Financial* (A)                                56,800            445
   FirstMerit (A)                                        142,156          2,985
   Flagstar Bancorp (A)                                  124,100            370
   Flushing Financial (A)                                 67,000          1,173
   FNB (Pennsylvania)                                      9,900            158
   Forest City Enterprises, Cl A (A)                     101,400          3,110
   Fpic Insurance Group* (A)                              16,800            863
   Frontier Financial                                     14,400            193
   General Growth Properties+ (A)                        290,070          4,380
   Getty Realty+                                           9,300            206
   Glacier Bancorp                                        32,600            808
   Green Bankshares (A)                                   29,600            696
   Guaranty Bancorp*                                      14,500             88
   Guaranty Financial Group*                              43,300            171
   Hallmark Financial Services*                           12,600            115
   Hammerson (United Kingdom)+                            71,891          1,244
   Hancock Holding (A)                                    21,664          1,105
   Hanmi Financial (A)                                   117,300            592
   Hanover Insurance Group                                52,200          2,376
   Harleysville National                                  13,200            224
   Hatteras Financial+                                    71,600          1,661
   Heartland Financial USA (A)                             1,800             45
   Hercules Technology Growth Capital                      7,900             77
   Hersha Hospitality Trust+                             139,200          1,036
   Highwoods Properties+                                  24,400            868
   Hilb Rogal & Hobbs                                     74,300          3,473
   Home Bancshares                                         6,300            163
   Home Federal Bancorp                                   45,560            581
   Horace Mann Educators                                  60,854            783
   Host Hotels & Resorts+ (A)                            559,855          7,440

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   HRPT Properties Trust+ (A)                            137,600     $      948
   Independent Bank                                       12,000            374
   Infinity Property & Casualty (A)                       42,194          1,738
   International Bancshares                               13,800            373
   Investors Bancorp*                                     47,500            715
   IPC Holdings (A)                                       45,900          1,387
   Irwin Financial (A)                                    29,800            118
   Kimco Realty+ (A)                                     219,800          8,119
   Knight Capital Group, Cl A* (A)                        28,100            418
   LaBranche* (A)                                         55,800            251
   Lakeland Bancorp                                       16,800            196
   Lakeland Financial                                      8,900            195
   LaSalle Hotel Properties+                              25,900            604
   Lexington Realty Trust+ (A)                            46,400            799
   Liberty Property Trust+ (A)                            33,200          1,250
   MainSource Financial Group (A)                         37,200            729
   Max Capital Group (A)                                  56,600          1,315
   MB Financial                                           13,700            453
   Meadowbrook Insurance Group                           268,080          1,893
   Medical Properties Trust+                              44,800            508
   MFA Mortgage Investments+                             665,591          4,326
   Mid-America Apartment Communities+                     19,037            935
   Mission West Properties+                                5,000             49
   Montpelier Re Holdings (A)                             65,500          1,081
   Nara Bancorp                                           18,100            203
   National Financial Partners                            11,800            177
   National Penn Bancshares                               19,500            285
   National Retail Properties+ (A)                        54,300          1,300
   Navigators Group*                                      31,352          1,818
   NBT Bancorp                                            84,900          2,540
   Nelnet, Cl A                                          100,000          1,420
   New York Community Bancorp                             19,100            321
   NewAlliance Bancshares                                139,127          2,091
   NorthStar Realty Finance+ (A)                          69,200            536
   Northwest Bancorp                                      21,800            600
   OceanFirst Financial                                   20,600            373
   Odyssey Re Holdings (A)                                29,400          1,288
   Old National Bancorp                                   36,600            733
   Old Second Bancorp                                     13,600            252
   One Liberty Properties+                                12,900            228
   Oriental Financial Group (A)                           97,400          1,740
   Pacific Capital Bancorp                                12,400            252
   PacWest Bancorp (A)                                    53,400          1,527
   Park National                                           6,600            515
   Parkway Properties+                                    16,700            632
   PennantPark Investment                                 92,902            688
   Pennsylvania Real Estate Investment
      Trust+ (A)                                          19,200            362
   Peoples Bancorp (A)                                     7,000            152
   PHH* (A)                                              193,622          2,573
   Pico Holdings* (A)                                     20,500            736
   Piper Jaffray*                                          8,885            384
   Platinum Underwriters Holdings (A)                    151,456          5,374

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   PMI Group                                              51,300   $        151
   Presidential Life                                      31,600            499
   ProAssurance* (A)                                      35,105          1,966
   Prologis+ (A)                                          59,300          2,447
   Prosperity Bancshares                                  23,300            792
   Provident Bankshares (A)                              153,600          1,491
   Provident Financial Services                           61,000          1,007
   Provident New York Bancorp                             29,500            390
   PS Business Parks+                                     20,999          1,210
   Rainier Pacific Financial Group                        12,383             54
   RAIT Financial Trust+ (A)                              29,400            161
   RenaissanceRe Holdings                                 20,000          1,040
   Renasant                                               33,100            719
   Republic Bancorp, Cl A (A)                             30,700            931
   Resource Capital+ (A)                                  47,400            287
   RLI (A)                                                 7,100            441
   S&T Bancorp (A)                                        36,500          1,344
   Safety Insurance Group                                 18,200            690
   Sanders Morris Harris Group (A)                        14,000            121
   Sandy Spring Bancorp (A)                               29,800            659
   Santander BanCorp (A)                                  82,300            889
   Saul Centers+ (A)                                      17,700            895
   SCBT Financial (A)                                      9,500            357
   SeaBright Insurance Holdings*                          22,300            290
   Selective Insurance Group (A)                          64,900          1,488
   Signature Bank NY* (A)                                 57,260          1,997
   Simmons First National, Cl A                            5,600            199
   Simon Property Group+ (A)                              69,200          6,712
   Smithtown Bancorp (A)                                   4,200             95
   South Financial Group (A)                              98,793            724
   Southside Bancshares (A)                               19,150            483
   Southwest Bancorp                                       9,300            164
   Sterling Bancorp, Cl N                                 14,000            202
   Sterling Bancshares (A)                               139,227          1,455
   Sterling Financial                                     30,000            435
   Stewart Information Services (A)                       99,700          2,966
   Stifel Financial* (A)                                  16,100            803
   Student Loan                                            7,000            651
   Suffolk Bancorp                                         4,000            158
   Sun Communities+                                       59,700          1,183
   Sunstone Hotel Investors+ (A)                          48,300            652
   Superior Bancorp* (A)                                  20,647            174
   Susquehanna Bancshares                                 16,400            320
   SVB Financial Group*                                   13,300            770
   SWS Group                                              29,600            597
   SY Bancorp                                              4,500            138
   TCF Financial (A)                                     119,927          2,159
   Thomas Properties Group                                60,200            608
   Tompkins Financial (A)                                  9,300            470
   TradeStation Group*                                    71,400            668
   Trustco Bank NY                                        46,100            540
   Trustmark                                               4,000             83
   UCBH Holdings (A)                                     122,400            785
   UMB Financial                                          16,500            867

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Umpqua Holdings                                        35,200   $        518
   Unibail (France)+                                      10,016          1,999
   United Bankshares (A)                                  43,922          1,537
   United Financial Bancorp                               83,056          1,233
   U-Store-It Trust+                                      51,200            628
   Validus Holdings                                       41,600            967
   Verde Realty PIPE* (B) (G)                             21,100            696
   ViewPoint Financial Group                              23,700            415
   Virginia Commerce Bancorp* (A)                         11,800             74
   Vornado Realty Trust+ (A)                              37,900          3,447
   Washington Real Estate Investment
      Trust+ (A)                                          28,500          1,044
   Webster Financial                                      40,636          1,026
   WesBanco (A)                                           55,700          1,483
   Westamerica Bancorporation                              5,800            334
   Western Alliance Bancorp* (A)                           6,800            105
   Westfield Financial                                   104,900          1,080
   Whitney Holding (A)                                    43,700          1,060
   Wilshire Bancorp (A)                                   55,000            669
   Wintrust Financial (A)                                 63,265          1,857
   WR Berkley                                             37,837            891
   WSFS Financial                                         30,017          1,801
   Zenith National Insurance                             101,100          3,704
   Zions Bancorporation (A)                               25,209            976
                                                                   ------------
                                                                        260,439
                                                                   ------------
HEALTH CARE -- 6.8%
   Accelrys*                                             192,400          1,056
   Advanced Medical Optics* (A)                          116,500          2,071
   Albany Molecular Research*                             17,600            318
   Amedisys* (A)                                          38,500          1,874
   America Service Group*                                  9,200             88
   American Dental Partners*                              21,099            247
   AMN Healthcare Services*                              141,900          2,493
   Amsurg*                                                53,662          1,367
   Apria Healthcare Group*                                51,300            936
   Brookdale Senior Living (A)                            76,000          1,671
   Cambrex* (A)                                          323,820          1,991
   Cardiac Science*                                       12,600            131
   Celera*                                                86,000          1,329
   Centene* (A)                                           34,400            706
   Chemed (A)                                             41,900          1,720
   Community Health Systems*                              55,500          1,627
   Conmed*                                                91,672          2,934
   Cooper (A)                                            158,835          5,521
   Cross Country Healthcare*                             151,000          2,460
   Discovery Laboratories* (A)                            95,900            179
   Emergency Medical Services,
      Cl A* (A)                                           19,300            577
   Emergent Biosolutions* (A)                             15,200            199
   Gentiva Health Services*                                4,100            110
   Greatbatch*                                            26,700            655

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Health Management Associates,
      Cl A*                                              131,100   $        545
   Health Net*                                            78,600          1,855
   Healthspring*                                          66,000          1,397
   Hill-Rom Holdings (A)                                  53,100          1,609
   ICU Medical*                                           40,894          1,244
   IMS Health                                             56,100          1,061
   Kindred Healthcare*                                    20,800            573
   LCA-Vision (A)                                         34,600            161
   Life Sciences Research*                                10,500            368
   LifePoint Hospitals* (A)                               67,466          2,168
   Magellan Health Services*                              20,799            854
   Medical Staffing Network Holdings*                    125,100            206
   Myriad Genetics* (A)                                   11,200            727
   National Dentex*                                       29,200            178
   NovaMed*                                               80,160            380
   Owens & Minor (A)                                      19,200            931
   Par Pharmaceutical*                                    26,300            323
   Pediatrix Medical Group*                               21,856          1,178
   Pharmacopeia*                                         115,450            172
   PharMerica* (A)                                        68,200          1,534
   Providence Service*                                    89,810            880
   PSS World Medical* (A)                                 49,836            972
   Res-Care*                                              36,174            656
   Sciele Pharma (A)                                      25,800            794
   Sirona Dental Systems* (A)                              4,100             95
   Skilled Healthcare Group, Cl A*                        41,700            663
   Sun Healthcare Group*                                  72,924          1,069
   Sunrise Senior Living* (A)                             40,900            564
   Symmetry Medical*                                      83,300          1,546
   Varian*                                                15,900            682
   Viropharma*                                            27,100            356
                                                                   ------------
                                                                         58,001
                                                                   ------------
INDUSTRIALS -- 14.5%
   ABM Industries                                         65,100          1,422
   ACCO Brands*                                           29,700            224
   Actuant, Cl A (A)                                      17,700            447
   Acuity Brands (A)                                      76,700          3,203
   Airtran Holdings*                                      75,900            184
   Alamo Group                                             8,900            152
   Alaska Air Group*                                      23,700            483
   Albany International, Cl A (A)                         39,600          1,082
   American Railcar Industries (A)                        17,500            281
   American Woodmark (A)                                  13,400            301
   Ampco-Pittsburgh                                       13,400            347
   AO Smith (A)                                           44,800          1,756
   Apogee Enterprises                                     16,100            242
   Applied Industrial Technologies                        18,425            496
   Applied Signal Technology                               6,400            111
   Arkansas Best (A)                                      84,900          2,860
   Astec Industries* (A)                                  38,600          1,190

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Avis Budget Group* (A)                                138,010   $        792
   Barnes Group                                           31,100            629
   BE Aerospace*                                          87,098          1,379
   Beacon Roofing Supply*                                 16,700            261
   Belden (A)                                             38,162          1,213
   Bowne                                                  30,200            349
   Brady, Cl A (A)                                        51,217          1,807
   Briggs & Stratton                                      19,700            319
   Brink's                                                60,600          3,698
   CAI International*                                     18,600            206
   Ceradyne*                                              16,700            612
   CIRCOR International                                    9,900            430
   Columbus McKinnon*                                     23,200            547
   Comfort Systems USA (A)                                87,400          1,168
   Con-way (A)                                            64,900          2,863
   Courier                                                51,060          1,040
   CRA International*                                      7,200            198
   Crane                                                  68,200          2,026
   Cubic                                                  14,500            356
   Curtiss-Wright                                         24,700          1,123
   Danaos (A)                                             41,100            610
   Deluxe (A)                                            122,500          1,763
   Diamond Management & Technology
      Consultants                                        133,700            627
   Ducommun                                                5,800            139
   Dycom Industries* (A)                                 143,000          1,862
   EMCOR Group* (A)                                       76,400          2,011
   EnPro Industries* (A)                                  54,300          2,017
   ESCO Technologies*                                     29,800          1,435
   Federal Signal (A)                                     96,885          1,327
   G&K Services (A)                                       33,213          1,098
   Gardner Denver*                                        33,190          1,152
   GATX (A)                                               21,600            855
   Genco Shipping & Trading                                6,000            199
   Geo Group* (A)                                         68,000          1,374
   Gibraltar Industries                                   42,200            790
   GrafTech International*                                35,900            542
   Granite Construction (A)                               67,800          2,429
   Greenbrier (A)                                          6,900            134
   Griffon* (A)                                            9,900             89
   Hawaiian Holdings* (A)                                 54,900            509
   Hubbell, Cl B                                          41,400          1,451
   Hudson Highland Group*                                129,600            901
   ICF International*                                     97,000          1,916
   IDEX                                                   39,047          1,211
   IKON Office Solutions (A)                              92,200          1,568
   Insteel Industries                                     12,100            164
   Interface, Cl A                                        35,853            408
   Kadant*                                                39,315            895
   Kansas City Southern*                                  18,884            838
   Kaydon (A)                                             30,984          1,396
   KBR                                                    67,600          1,032
   Kelly Services, Cl A                                   19,700            375

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Kforce*                                               161,200   $      1,646
   Knoll                                                  30,300            458
   Korn/Ferry International* (A)                          95,400          1,700
   Ladish* (A)                                            82,600          1,673
   LECG*                                                  92,500            746
   Lennox International                                   15,000            499
   Lydall*                                                 6,000             58
   MasTec*                                                35,400            470
   Mcgrath Rentcorp                                        1,200             35
   Mesa Air Group* (A)                                    56,600             19
   Michael Baker*                                         14,600            508
   Milacron* (A)                                          27,343             29
   Mine Safety Appliances (A)                             33,500          1,277
   MPS Group*                                            175,500          1,769
   Mueller Industries                                     33,200            764
   NACCO Industries, Cl A                                  6,100            577
   Navistar International*                                13,000            704
   NCI Building Systems* (A)                              16,800            533
   NN                                                     32,400            416
   Orbital Sciences* (A)                                  98,100          2,351
   Oshkosh Truck                                         127,272          1,675
   Pacer International (A)                                93,200          1,535
   Pall                                                   73,800          2,538
   Paragon Shipping, Cl A                                 34,100            291
   Park-Ohio Holdings*                                     8,100            145
   Perini* (A)                                            26,800            691
   Quanex Building Products (A)                          128,675          1,961
   Regal-Beloit                                           47,600          2,024
   Republic Airways Holdings* (A)                         91,800            935
   Robbins & Myers                                         7,300            226
   Rollins (A)                                           116,500          2,211
   RSC Holdings* (A)                                      61,700            701
   Ryder System (A)                                       40,500          2,511
   Saia*                                                   8,900            118
   School Specialty* (A)                                  88,233          2,752
   Skywest (A)                                            71,600          1,144
   Spherion*                                              99,700            486
   Steelcase, Cl A                                        62,200            669
   Tecumseh Products, Cl A*                               64,000          1,603
   Teledyne Technologies* (A)                             44,300          2,532
   Teleflex                                               15,267            969
   Tetra Tech* (A)                                        13,017            313
   Textainer Group Holdings (A)                           29,400            447
   Trimas*                                                28,000            184
   Triumph Group (A)                                      21,695            992
   TrueBlue* (A)                                          67,200          1,086
   Ultrapetrol Bahamas*                                    3,600             28
   United Rentals* (A)                                    11,221            171
   United Stationers* (A)                                 29,200          1,397
   Wabash National (A)                                    80,900            765
   Waste Connections* (A)                                 59,100          2,027
   Waste Services*                                        16,100            119
   Watson Wyatt Worldwide, Cl A                           33,300          1,656

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
--------------------------------------------       -------------   -------------
   Watts Water Technologies, Cl A (A)                     32,845   $        898
   WESCO International* (A)                               42,157          1,357
   YRC Worldwide* (A)                                     24,900            298
                                                                   ------------
                                                                        124,601
                                                                   ------------
INFORMATION TECHNOLOGY -- 15.7%
   3Com*                                                 226,700            528
   Actel*                                                 70,100            875
   Actuate*                                              171,210            599
   Acxiom                                                152,500          1,912
   Airvana* (A)                                           21,000            124
   Alliance Semiconductor                                199,300            149
   Amkor Technology*                                     149,100            950
   Applied Micro Circuits*                               174,125          1,041
   ARM Holdings ADR (A)                                  293,800          1,528
   Arris Group* (A)                                      462,750          3,577
   ATMI*                                                  65,100          1,170
   Avanex* (A)                                            38,720            181
   Avocent*                                               81,910          1,676
   Axesstel*                                             314,380            211
   BearingPoint* (A)                                     263,600            137
   Benchmark Electronics* (A)                            188,000          2,647
   Black Box                                              46,917          1,620
   Blackboard* (A)                                        15,800            637
   Broadridge Financial Solutions                        108,700          1,673
   Brocade Communications Systems*                       476,300          2,772
   CACI International, Cl A*                             102,469          5,134
   Ciber*                                                 93,000            650
   Ciena*                                                 43,100            434
   Cognex (A)                                             52,300          1,054
   Coherent*                                              48,391          1,720
   Comverse Technology*                                  171,500          1,641
   Convergys*                                            146,600          2,167
   CPI International*                                     29,200            423
   CSG Systems International*                            117,000          2,051
   CTS (A)                                               115,000          1,470
   Cymer* (A)                                             57,700          1,462
   Diebold                                                38,815          1,285
   Digi International*                                    78,300            799
   DSP Group*                                             45,600            349
   Earthlink* (A)                                        249,300          2,119
   Emulex*                                               133,273          1,422
   Entegris* (A)                                         188,060            910
   Fair Isaac (A)                                        130,300          3,003
   Forrester Research* (A)                                36,100          1,058
   Global Cash Access Holdings* (A)                       80,900            409
   Ikanos Communications* (A)                            174,800            346
   Imation (A)                                            91,000          2,056
   Intersil, Cl A                                         35,500            589
   Intevac*                                               80,100            852
   Jack Henry & Associates (A)                            22,000            447
   JDA Software Group*                                    22,500            342
   JDS Uniphase* (A)                                     139,550          1,181

                                                                    Market Value
Description                                            Shares      ($ Thousands)
--------------------------------------------       -------------   -------------
   Kemet* (A)                                             87,300   $        119
   Kenexa*                                                10,700            169
   Keynote Systems*                                      105,800          1,402
   Lawson Software* (A)                                  682,228          4,776
   LeCroy* (A)                                            38,900            299
   Lionbridge Technologies*                               46,600            114
   Littelfuse*                                            50,537          1,502
   LTX-Credence* (A)                                     263,800            459
   Manhattan Associates*                                  87,600          1,957
   MAXIMUS (A)                                            63,100          2,325
   Maxwell Technologies* (A)                              26,400            352
   Mentor Graphics* (A)                                   72,100            818
   Mercury Computer Systems*                             138,400          1,232
   Merrimac Industries*                                   25,000            136
   Methode Electronics                                   106,200            949
   Micrel (A)                                             68,100            618
   MicroStrategy, Cl A*                                   31,500          1,875
   MKS Instruments*                                       49,200            980
   ModusLink Global Solutions*                            51,400            494
   Multi-Fineline Electronix* (A)                         31,700            469
   Ness Technologies*                                     92,500          1,061
   Netgear*                                                2,800             42
   Omnivision Technologies* (A)                           70,690            807
   ON Semiconductor*                                      71,530            484
   Orbotech*                                             186,100          1,487
   Orckit Communications*                                 85,600            527
   Parametric Technology* (A)                            122,161          2,248
   PC Connection*                                          4,300             29
   Perot Systems, Cl A*                                  104,836          1,819
   Photon Dynamics*                                       45,400            697
   Photronics*                                            41,400             78
   Plantronics                                            16,100            363
   PLATO Learning*                                        65,970            187
   PMC - Sierra* (A)                                      40,000            297
   Polycom* (A)                                           37,100            858
   Powerwave Technologies* (A)                           188,248            745
   QLogic*                                                18,400            283
   Quantum*                                              343,200            360
   Rackable Systems*                                      82,550            810
   Radisys* (A)                                           61,700            531
   RADWARE*                                              139,930          1,166
   RF Micro Devices* (A)                                 151,600            443
   Richardson Electronics                                 49,857            309
   Rogers*                                                 3,000            111
   Rudolph Technologies*                                 125,000          1,048
   S1*                                                    49,200            301
   Seachange International*                              152,800          1,476
   SI International*                                      59,900          1,800
   Silicon Image* (A)                                    116,300            621
   SkillSoft ADR*                                        214,488          2,244
   Skyworks Solutions* (A)                               441,100          3,688
   SPSS*                                                  25,700            755
   SRA International, Cl A*                               68,900          1,559
   Standard Microsystems*                                 68,700          1,716

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Super Micro Computer*                                  27,800   $        250
   Sybase* (A)                                            62,291          1,907
   SYNNEX* (A)                                            24,100            538
   Synopsys*                                              49,666            991
   Technitrol                                             63,300            936
   Tekelec* (A)                                          124,200          1,738
   TIBCO Software* (A)                                   380,700          2,787
   TNS*                                                   22,300            432
   TriQuint Semiconductor*                                66,400            318
   Tyler Technologies*                                    55,300            839
   Ultra Clean Holdings*                                  93,600            472
   Ultratech* (A)                                        163,300          1,976
   United Online                                         129,200          1,216
   Utstarcom* (A)                                        225,900            761
   Verigy*                                                56,637            922
   Verint Systems*                                       112,500          1,873
   Wavecom ADR* (A)                                       72,400            403
   Xyratex*                                              200,654          2,233
   Zoran* (A)                                            260,110          2,122
                                                                   ------------
                                                                        134,089
                                                                   ------------
MATERIALS -- 4.6%
   AM Castle                                              21,900            378
   Arch Chemicals                                         16,602            586
   Bemis                                                  28,779            754
   Buckeye Technologies*                                  71,800            588
   Bway Holding*                                           4,500             53
   Cabot                                                  34,558          1,098
   Carpenter Technology                                    5,000            128
   Chemtura (A)                                          217,600            992
   Constar International* (A)                             79,100             49
   Crown Holdings*                                       103,300          2,294
   Cytec Industries (A)                                   79,484          3,093
   Ferro (A)                                              56,400          1,134
   FMC                                                    13,046            670
   Glatfelter                                              8,900            121
   H.B. Fuller (A)                                       109,300          2,281
   Innophos Holdings                                       8,900            217
   Innospec                                               17,900            216
   Kaiser Aluminum                                         6,300            271
   KapStone Paper and Packaging* (A)                      13,800             88
   Mercer International* (A)                              64,200            235
   Minerals Technologies                                  10,300            611
   Myers Industries                                       16,700            211
   Neenah Paper                                           46,286            916
   NewMarket                                              10,000            526
   Olin                                                   46,800            908
   Olympic Steel                                          13,500            398
   OM Group*                                              10,000            225
   Omnova Solutions*                                      88,000            175
   Owens-Illinois*                                        51,598          1,517
   Pactiv* (A)                                            68,307          1,696
   Quaker Chemical                                        26,300            748

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Rock-Tenn, Cl A                                        44,000   $      1,759
   Schulman A                                             22,900            453
   Schweitzer-Mauduit International                       31,300            594
   Scotts Miracle-Gro, Cl A                               30,900            730
   Sensient Technologies (A)                             114,730          3,227
   Silgan Holdings                                        93,619          4,783
   Smurfit-Stone Container*                              224,700          1,056
   Solutia*                                               82,200          1,151
   Temple-Inland                                          98,400          1,502
   Universal Stainless & Alloy*                            8,200            210
   Worthington Industries (A)                             29,400            439
                                                                   ------------
                                                                         39,081
                                                                   ------------
TELECOMMUNICATION SERVICES -- 0.3%
   Atlantic Telegraph-Network                             20,000            560
   Premiere Global Services*                              45,300            637
   Syniverse Holdings*                                    59,200            983
   USA Mobility                                           21,900            241
                                                                   ------------
                                                                          2,421
                                                                   ------------
UTILITIES -- 3.6%
   AGL Resources                                          62,298          1,955
   Allete (A)                                             43,300          1,927
   Atmos Energy                                           49,453          1,316
   Avista (A)                                             37,700            818
   Black Hills                                            42,400          1,317
   Centerpoint Energy                                    118,200          1,722
   CMS Energy (A)                                        107,400          1,339
   El Paso Electric*                                     126,200          2,650
   Empire District Electric (A)                           28,717            613
   Great Plains Energy                                    17,000            378
   Idacorp                                                21,502            625
   Laclede Group                                          13,600            659
   NorthWestern                                           23,300            586
   Ormat Technologies (A)                                 30,900          1,123
   PNM Resources (A)                                      24,500            251
   Portland General Electric                             154,241          3,649
   South Jersey Industries                                19,300            689
   Southern Union                                         75,800          1,565
   Southwest Gas                                          48,998          1,483
   Synthesis Energy Systems*                              73,000            354
   UGI                                                    30,400            784
   UIL Holdings                                           30,700          1,054
   Unisource Energy                                        1,800             53
   Vectren                                                14,300            398
   Westar Energy (A)                                      79,249          1,826
   WGL Holdings (A)                                       33,539          1,088
   Wisconsin Energy                                        9,671            434
                                                                   ------------
                                                                         30,656
                                                                   ------------
Total Common Stock
   (Cost $858,244) ($ Thousands)                                        829,349
                                                                   ------------

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

Small Cap Value Fund (Concluded)

September 30, 2008

                                                      Shares/
                                                    Face Amount     Market Value
Description                                        ($ Thousands)   ($ Thousands)
------------------------------------------------   -------------   -------------
EXCHANGE TRADED FUND -- 0.2%
   iShares Russell 2000 Index Fund (A)                    21,566   $      1,475
                                                                   ------------
Total Exchange Traded Fund
   (Cost $1,461) ($ Thousands)                                            1,475
                                                                   ------------

                                                     Number of
                                                      Warrants
                                                   -------------
WARRANTS -- 0.0%
   Washington Mutual* (C)                                269,942             24
                                                                   ------------
   Total Warrants
   (Cost $38) ($ Thousands)                                                  24
                                                                   ------------
AFFILIATED PARTNERSHIP -- 31.7%
   SEI Liquidity Fund, L.P.,
      2.590%**++ (D)                                 275,445,659        271,069
                                                                   ------------
Total Affiliated Partnership
   (Cost $275,446) ($ Thousands)                                        271,069
                                                                   ------------
CASH EQUIVALENTS -- 3.5%
   Merrill Lynch EBP Master,
      1.670%**                                         3,934,628          3,935
   SEI Daily Income Trust, Prime
      Obligation Fund, Cl A, 2.350%**++               26,261,435         26,261
                                                                   ------------
Total Cash Equivalents
   (Cost $30,196) ($ Thousands)                                          30,196
                                                                   ------------
U.S. TREASURY OBLIGATION -- 0.4%
   U.S. Treasury Bills
      1.237%, 11/20/08 (E) (F)                     $       2,910          2,909
                                                                   ------------
Total U.S. Treasury Obligation
   (Cost $2,903) ($ Thousands)                                            2,909
                                                                   ------------
Total Investments -- 132.8%
   (Cost $1,168,288) ($ Thousands)                                 $  1,135,022
                                                                   ============

A summary of the open futures contracts held by the Fund at September 30, 2008, is as follows (see Note 2 in Notes to Financial Statements):

                       NUMBER OF                   UNREALIZED
TYPE OF                CONTRACTS    EXPIRATION   DEPRECIATION
CONTRACT             LONG (SHORT)      DATE      ($ THOUSANDS)
--------             ------------   ----------   -------------
Russell 2000 Index
   E-MINI                319         Dec-2008        $(775)
                                                     =====

Description
------------------------------------------------

Percentages are based on Net Assets of $854,887 ($ Thousands).

*    Non-income producing security.

**   Rate shown is the 7-day effective yield as of September 30, 2008.

+    Real Estate Investment Trust.

++   Investment in Affiliated Security (see Note 3).

@ Narrow Industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

(A) This Security or a partial position of this security is on loan at September 30, 2008 (see Note 7). The total market value of securities on loan at September 30, 2008 was $273,301 ($ Thousands).

(B) Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2008 was $696 ($ Thousands) and represented 0.08% of Net Assets.

(C) This warrant represents a potential distribution settlement in a legal claim and does not have a strike price or expiration date.

(D) This security was purchased with cash collateral held from securities on loan (see Note 7). The total market value of such securities as of September 30, 2008 was $271,069 ($ Thousands).

(E)  The rate reported is the effective yield at time of pruchase.

(F) Security, or portion thereof, has been pledged as collateral on open futures contracts.

(G) Security considered illiquid and restricted. The total value of such security as of September 30, 2008 was $696 ($ Thousands) and represented 0.08% of Net Assets.

ADR  -- American Depositary Receipt
Cl   -- Class
L.P. -- Limited Partnership
PIPE -- Private Investment in Public Entity

The accompanying notes are an integral part of the financial statements.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

Small Cap Growth Fund

September 30, 2008

SECTOR WEIGHTINGS# (UNAUDITED):

                               (PERFORMANCE GRAPH)

Affiliated Partnership       24.2%
Information Technology       18.1%
Health Care                  14.5%
Industrial                   11.0%
Consumer Discretionary       10.3%
Energy                        6.7%
Financials                    6.3%
Materials                     2.8%
Telecommunication Services    1.8%
Short-Term Investments        1.8%
Consumer Staples              1.6%
Utilities                     0.5%
U.S. Treasury Obligation      0.2%
Exchange Traded Fund          0.1%
Convertible Bond              0.1%
Warrants                      0.0%

# Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 7).

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
COMMON STOCK -- 97.8%
CONSUMER DISCRETIONARY -- 13.6%
   1-800-FLOWERS.COM, Cl A*                               48,700   $        293
   Aaron Rents                                            34,575            936
   Aeropostale* (A)                                       54,790          1,759
   American Public Education*                              9,700            468
   Amerigon* (A)                                         107,723            709
   Bally Technologies*                                     6,800            206
   Bebe Stores                                           102,635          1,003
   Big Lots* (A)                                          27,240            758
   BJ's Restaurants* (A)                                  87,583          1,046
   Blue Nile* (A)                                         23,690          1,016
   Buckle (A)                                             13,000            722
   Buffalo Wild Wings*                                     1,500             60
   Build-A-Bear Workshop*                                  7,000             51
   Cache*                                                 13,200             91
   Capella Education*                                     15,144            649
   Casual Male Retail Group* (A)                         357,700          1,406
   Cato, Cl A                                             72,200          1,267
   CEC Entertainment* (A)                                 48,575          1,613
   Century Casinos*                                      127,054            267
   Charming Shoppes* (A)                                 139,400            682
   Cheesecake Factory* (A)                                66,300            969
   Chipotle Mexican Grill, Cl A* (A)                      26,400          1,465
   Christopher & Banks                                     2,400             18
   CKE Restaurants                                        22,500            239
   Coldwater Creek* (A)                                   69,423            402
   Corinthian Colleges* (A)                               64,030            960
   CROCS* (A)                                            259,600            929
   Crown Media Holdings, Cl A* (A)                        29,600            149
   Deckers Outdoor* (A)                                   14,400          1,499
   Dick's Sporting Goods* (A)                             85,216          1,669
   Dover Downs Gaming & Entertainment (A)                 40,450            315
   DreamWorks Animation SKG, Cl A*                         1,400             44
   DSW, Cl A* (A)                                        119,500          1,637

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Dufry South America (United
      Kingdom)                                            72,800   $        604
   Eddie Bauer Holdings* (A)                             290,051          1,552
   Einstein Noah Restaurant Group*                        10,300            104
   Exide Technologies* (A)                                58,600            432
   Finish Line, Cl A                                      76,725            766
   Focus Media Holding ADR* (A)                           32,856            937
   Fossil*                                                22,800            644
   Fuel Systems Solutions* (A)                            18,785            647
   Fuqi International*                                    18,900            154
   Gaiam, Cl A* (A)                                       59,200            628
   Genius Products*                                      349,055             42
   Global Sources* (A)                                    34,010            342
   Gray Television                                         8,000             14
   Gymboree*                                              16,365            581
   Hanesbrands* (A)                                       30,795            670
   hhgregg* (A)                                           53,900            526
   Hibbett Sports* (A)                                    20,989            420
   Iconix Brand Group*                                     4,200             55
   Interactive Data                                       15,700            396
   J Crew Group* (A)                                      47,100          1,346
   Jackson Hewitt Tax Service                              1,400             21
   Jarden*                                                66,040          1,549
   Jo-Ann Stores* (A)                                     23,770            499
   K12*                                                   63,862          1,692
   Life Time Fitness* (A)                                 56,585          1,769
   Live Nation* (A)                                       49,455            805
   Liz Claiborne                                          37,475            616
   LKQ*                                                   44,400            753
   Lululemon Athletica* (A)                               30,400            700
   Maidenform Brands*                                      1,200             17
   Marvel Entertainment* (A)                              35,780          1,222
   Matthews International, Cl A                            1,700             86
   McCormick & Schmick's Seafood
      Restaurants*                                        47,200            460
   Morningstar* (A)                                       21,387          1,186
   National CineMedia                                     77,940            861
   NetFlix* (A)                                           87,490          2,702
   New York*                                              46,600            445
   Office Depot*                                         220,000          1,280
   OfficeMax (A)                                         115,500          1,027
   Orbitz Worldwide* (A)                                 151,300            888
   Overstock.com*                                          3,700             73
   Panera Bread, Cl A* (A)                                16,200            825
   Peet's Coffee & Tea* (A)                               30,721            858
   Perry Ellis International*                              9,600            143
   Pinnacle Entertainment*                               183,986          1,391
   Polaris Industries (A)                                 24,900          1,133
   Quiksilver*                                           149,200            856
   Raser Technologies* (A)                                42,900            365
   RC2*                                                      600             12
   Red Robin Gourmet Burgers* (A)                         12,600            338
   Regis                                                  48,500          1,334
   Retail Ventures*                                      211,800            826

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   RHI Entertainment*                                     89,500   $      1,334
   RRSat Global Communications
      Network                                             67,500            846
   Shutterfly* (A)                                       302,500          2,907
   Skechers U.S.A., Cl A*                                    800             13
   Snap-On                                                21,245          1,119
   Sotheby's                                               9,400            189
   Stamps.com*                                            23,700            277
   Steven Madden* (A)                                     39,610            982
   Strayer Education                                       1,000            200
   Tecnisa (Brazil)                                      282,700            679
   Texas Roadhouse, Cl A*                                 66,200            595
   Thunderbird Resorts PIPE* (B) (F)                       3,200             29
   Thunderbird Resorts PIPE* (B) (F) (G)                 153,500          1,381
   Titan International (A)                                39,050            833
   True Religion Apparel* (A)                            107,880          2,789
   Tupperware Brands                                      92,650          2,560
   Under Armour, Cl A*                                    21,000            667
   Universal Electronics*                                  1,400             35
   Universal Technical Institute*                          2,600             44
   Volcom*                                                46,410            802
   Warnaco Group*                                         49,900          2,260
   Westport Innovations*                                  49,200            450
   Wet Seal, Cl A*                                       115,210            418
   Williams-Sonoma (A)                                   106,500          1,723
   WMS Industries* (A)                                    11,250            344
   Wolverine World Wide                                    1,100             29
   Wonder Auto Technology*                                 4,600             29
   Zale* (A)                                              22,565            564
   Zumiez* (A)                                            31,800            524
                                                                   ------------
                                                                         87,511
                                                                   ------------
CONSUMER STAPLES -- 2.1%
   American Oriental Bioengineering*
      (A)                                                 31,900            207
   Asiatic Development (Malaysia)                        933,500          1,247
   Bare Escentuals* (A)                                   62,300            677
   Boston Beer, Cl A* (A)                                 24,860          1,181
   Chattem* (A)                                            3,900            305
   Cosan SA Industria e Comercio
      (Brazil)*                                          192,700          1,299
   Darling International*                                 66,500            739
   Diamond Foods                                           9,000            252
   Flowers Foods (A)                                      39,705          1,166
   Green Mountain Coffee Roasters*                        22,000            865
   Hansen Natural*                                         1,824             55
   Herbalife                                              24,509            969
   Lance                                                  63,600          1,443
   Ralcorp Holdings*                                      13,000            876
   SunOpta*                                               69,990            431
   Universal                                                 900             44
   USANA Health Sciences*                                  1,900             78
   Whole Foods Market (A)                                 70,700          1,416
   Zhongpin* (A)                                          11,900            126
                                                                   ------------
                                                                         13,376
                                                                   ------------

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
ENERGY -- 9.0%
   Arena Resources*                                      105,198   $      4,087
   Arlington Tankers (A)                                  89,000          1,369
   ATP Oil & Gas* (A)                                     79,100          1,409
   Atwood Oceanics*                                       47,300          1,722
   Aventine Renewable Energy Holdings*                    43,700            138
   Basic Energy Services* (A)                             54,000          1,150
   Berry Petroleum, Cl A (A)                              22,825            884
   Bill Barrett* (A)                                       9,900            318
   BPZ Energy PIPE*                                       76,500          1,316
   BPZ Resources* (A)                                     20,000            344
   Brigham Exploration*                                    3,000             33
   Cano Petroleum* (A)                                   175,300            405
   CARBO Ceramics                                            400             21
   Carrizo Oil & Gas*                                     51,210          1,857
   Cimarex Energy (A)                                     22,050          1,078
   Clayton Williams Energy*                                8,300            585
   Complete Production Services*                         103,405          2,082
   Comstock Resources* (A)                                58,200          2,913
   Concho Resources* (A)                                  29,200            806
   Core Laboratories                                       8,180            829
   Crosstex Energy (A)                                     6,400            160
   CVR Energy* (A)                                        43,400            370
   Denbury Resources*                                      5,400            103
   Encore Acquisition*                                     1,000             42
   Endeavour International*                               18,800             25
   Energy Partners*                                      211,000          1,829
   Energy XXI Bermuda (A)                                166,490            506
   EXCO Resources*                                       173,122          2,825
   Forest Oil*                                               300             15
   Geokinetics*                                            3,700             70
   GMX Resources*                                         25,059          1,198
   Goodrich Petroleum* (A)                                26,905          1,173
   Gran Tierra Energy*                                    17,500             65
   Gulf Island Fabrication                                15,500            534
   Gulfmark Offshore*                                      1,500             67
   Gulfport Energy*                                       17,000            171
   Helmerich & Payne                                      14,580            630
   Hercules Offshore* (A)                                127,300          1,930
   Infinity Bio-Energy*                                  741,494          1,446
   ION Geophysical* (A)                                  124,710          1,770
   Kodiak Oil & Gas*                                     269,100            404
   Lufkin Industries                                       1,800            143
   Mahalo Energy*                                        267,800            302
   Matrix Service*                                         2,900             55
   McMoRan Exploration* (A)                               33,000            780
   Mitcham Industries*                                    19,900            201
   NATCO Group, Cl A*                                     12,941            520
   Natural Gas Services Group*                             1,200             21
   Nordic American Tanker Shipping                         1,600             51
   Oilsands Quest* (A)                                   219,000            655
   OPTI (Canada)*                                         82,000            852
   OYO Geospace*                                           1,100             43

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Parallel Petroleum*                                     5,100   $         48
   PetroHawk Energy*                                      98,000          2,120
   Petroleum Development*                                  2,600            115
   Petroquest Energy*                                     83,300          1,279
   Pioneer Drilling*                                      13,300            177
   Quicksilver Resources*                                 74,500          1,462
   Rentech* (A)                                          530,800            706
   Rosetta Resources*                                      2,000             37
   St. Mary Land & Exploration                            12,612            450
   StealthGas (A)                                         93,989          1,272
   Superior Energy Services*                              34,741          1,082
   Superior Well Services*                                 7,000            177
   Swift Energy*                                          36,000          1,393
   Tesco ADR*                                             20,400            427
   TXCO Resources*                                         3,300             33
   Unit*                                                   9,560            476
   Uranium One (Canada)*                                  52,549            114
   Vaalco Energy*                                         12,400             85
   Venoco*                                                 3,800             49
   W&T Offshore                                              800             22
   Warren Resources*                                       3,000             30
   Whiting Petroleum*                                     15,105          1,076
   Willbros Group* (A)                                    65,771          1,743
   World Fuel Services                                    32,885            757
                                                                   ------------
                                                                         57,432
                                                                   ------------
FINANCIALS -- 8.2%
   Affiliated Managers Group* (A)                         13,100          1,085
   Amtrust Financial Services                             38,900            529
   Anworth Mortgage Asset+                               246,800          1,461
   Associated Estates Realty+                             29,400            383
   Brasil Brokers Participacoes*                         220,000            683
   Canaccord Capital (Canada)                             73,600            552
   CapitalSource+                                        131,947          1,623
   Capitol Federal Financial (A)                          20,550            911
   Capstead Mortgage+ (A)                                120,409          1,318
   Cardtronics*                                           67,620            531
   Cash America International                             15,100            544
   Cohen & Steers                                          2,500             71
   Companhia Brasileira de
      Desenvolvimento Imobiliari
      Turistico (Brazil)*                                  4,200          1,198
   Dollar Financial* (A)                                  92,800          1,428
   Dundee (Canada)+                                       41,100          1,153
   East West Bancorp (A)                                  55,500            760
   eHealth* (A)                                            8,400            134
   Evercore Partners, Cl A (A)                            59,500          1,070
   Ezcorp, Cl A*                                           6,100            115
   FCStone Group*                                        104,650          1,883
   Financial Federal                                       2,100             48
   First Cash Financial Services*                          3,800             57
   General Shopping Brasil (Brazil)*                     113,000            434
   General Shopping Brazil (Brazil)*                     208,900            801

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Getty Realty+                                           4,200   $         93
   Gluskin Sheff + Associates (Canada)                    70,100          1,019
   GMP Capital Trust (Canada)                             76,400            724
   Greenhill (A)                                          15,550          1,147
   Grubb & Ellis (A)                                     444,080          1,199
   Hancock Holding                                         3,300            168
   Hatteras Financial+                                    40,094            930
   Hercules Technology Growth Capital                     74,608            724
   Hersha Hospitality Trust+                             195,200          1,452
   Highbury Financial* (A)                               152,100            479
   Investors Real Estate Trust+ (A)                      130,000          1,455
   Jefferies Group (A)                                    15,100            338
   Jones Lang LaSalle                                     10,665            464
   Kansas City Life Insurance                             23,107          1,063
   Knight Capital Group, Cl A*                             3,100             46
   LTC Properties+                                         5,700            167
   MarketAxess Holdings*                                 138,195          1,115
   Meruelo Maddux Properties*                            312,000            381
   MFA Mortgage Investments+                             242,900          1,579
   MSCI, Cl A*                                            95,502          2,292
   Nelnet, Cl A                                          125,411          1,781
   Omega Healthcare Investors+ (A)                        44,400            873
   optionsXpress Holdings                                 60,230          1,170
   Penson Worldwide*                                       3,000             42
   Platinum Underwriters Holdings (A)                     44,560          1,581
   PS Business Parks+                                     12,900            743
   Pzena Investment Management,
      Cl A (A)                                            20,800            197
   RAM Holdings* (A)                                      99,300            167
   Rayonier+                                                 400             19
   Riskmetrics Group*                                     56,630          1,108
   Sterling Financial (A)                                 48,800            708
   Stifel Financial*                                      13,300            664
   SVB Financial Group*                                   13,730            795
   SWS Group                                               8,000            161
   Titanium Asset*                                       140,900            740
   Tower Group                                             1,700             40
   TradeStation Group* (A)                                56,900            532
   Trustco Bank NY                                        11,300            132
   UCBH Holdings (A)                                     262,300          1,681
   UMB Financial                                             800             42
   Uranium Participation*                                171,000            994
   US Global Investors, Cl A                               1,300             13
   Value Creation* (B) (F)                               121,940            962
   Victory Acquisition* (A)                               50,532            480
   World Acceptance* (A)                                  43,000          1,547
   Zenith National Insurance                                 400             15
                                                                   ------------
                                                                         52,794
                                                                   ------------
HEALTH CARE -- 19.3%
   3SBio ADR*                                             86,900            561
   Abaxis* (A)                                            56,921          1,121
   Abiomed* (A)                                           71,600          1,271

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                                       93

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Accuray*                                                1,500   $         12
   Achillion Pharmaceuticals*                             77,560            101
   Acorda Therapeutics* (A)                               72,247          1,723
   Affymax*                                                9,100            181
   Affymetrix* (A)                                       191,000          1,478
   Akorn*                                                  5,800             30
   Albany Molecular Research*                             10,400            188
   Alexion Pharmaceuticals*                               55,070          2,164
   Align Technology*                                       6,300             68
   Alkermes* (A)                                         147,376          1,960
   Allos Therapeutics*                                    10,000             74
   Allscripts Healthcare Solutions*                        4,405             55
   Alnylam Pharmaceuticals* (A)                           21,682            628
   Alpharma, Cl A*                                         3,900            144
   AMAG Pharmaceuticals* (A)                              12,770            495
   Amedisys*                                               3,600            175
   American Medical Systems Holdings* (A)                 68,777          1,221
   Amicus Therapeutics*                                    1,800             27
   AMN Healthcare Services*                               24,000            422
   Amsurg* (A)                                            45,700          1,164
   Analogic (A)                                           10,700            532
   Angiodynamics*                                          3,800             60
   Arena Pharmaceuticals* (A)                            250,400          1,252
   Ariad Pharmaceuticals* (A)                            331,200            818
   Arqule*                                                 6,500             21
   Array Biopharma* (A)                                   93,855            721
   Arthrocare*                                             1,700             47
   BioMarin Pharmaceuticals*                              70,800          1,875
   Bio-Rad Laboratories, Cl A*                            10,100          1,001
   Bruker BioSciences*                                    43,600            581
   Cardiome Pharma*                                      164,800          1,252
   Centene*                                               35,800            734
   Cepheid*                                               56,195            777
   Charles River Laboratories International*                 200             11
   Chemed                                                  2,800            115
   Chindex International*                                  8,200             89
   Columbia Laboratories*                                  7,600             20
   Conmed*                                                29,525            945
   Corvel*                                                 1,300             37
   Covance*                                                2,100            186
   CryoLife*                                              44,400            583
   Cubist Pharmaceuticals* (A)                           248,011          5,513
   CV Therapeutics* (A)                                  282,099          3,047
   Cyberonics* (A)                                        70,900          1,205
   Cynosure, Cl A* (A)                                    33,200            596
   Cypress Bioscience* (A)                                97,542            717
   Cytori Therapeutics* (A)                               10,000             53
   Dionex* (A)                                            13,700            871
   Durect*                                               260,381          1,458
   Eclipsys* (A)                                           4,800            101
   Edwards Lifesciences* (A)                              11,325            654
   Enzo Biochem*                                           6,400             70

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Enzon Pharmaceuticals* (A)                             27,100   $        200
   eResearchTechnology*                                    5,300             63
   ev3*                                                   69,709            700
   Exactech*                                              15,100            336
   Exelixis* (A)                                         358,153          2,178
   Genoptix*                                                 900             29
   Gen-Probe*                                              1,500             80
   Gentiva Health Services*                               33,505            903
   GTx* (A)                                               11,800            224
   Haemonetics*                                            7,491            462
   Halozyme Therapeutics*                                 76,600            562
   Hanger Orthopedic Group*                               45,450            793
   Hansen Medical*                                        31,900            429
   HealthExtras*                                          32,710            854
   Healthways*                                            24,285            392
   HMS Holdings*                                           1,000             24
   Human Genome Sciences* (A)                            325,300          2,066
   ICU Medical*                                              500             15
   Idexx Laboratories*                                     6,500            356
   I-Flow*                                                71,585            666
   Immucor* (A)                                           80,320          2,567
   Incyte*                                               191,500          1,465
   Indevus Pharmaceuticals*                              305,000          1,022
   Inspire Pharmaceuticals*                                7,400             26
   Integra LifeSciences Holdings* (A)                      8,068            355
   InterMune* (A)                                         21,000            359
   Intuitive Surgical*                                       200             48
   Invitrogen*                                             3,600            136
   IPC The Hospitalist*                                   39,747          1,021
   Isis Pharmaceuticals* (A)                              31,032            524
   Kendle International*                                   3,100            139
   KV Pharmaceutical, Cl A* (A)                           23,843            541
   Landauer                                                2,000            146
   LHC Group*                                             49,560          1,411
   Life Sciences Research*                                 8,900            312
   Luminex* (A)                                           26,709            668
   Martek Biosciences (A)                                 26,853            844
   Masimo* (A)                                            16,900            629
   Medarex* (A)                                          547,736          3,544
   Medcath*                                                4,700             84
   Medicines*                                             82,168          1,908
   Medicis Pharmaceutical, Cl A (A)                       68,400          1,020
   Mentor                                                  6,300            150
   Meridian Bioscience                                     9,100            264
   Merit Medical Systems*                                 80,275          1,507
   Metabolix* (A)                                         90,400            984
   Micrus Endovascular* (A)                               98,857          1,379
   Molina Healthcare*                                      1,900             59
   Momenta Pharmaceuticals* (A)                           59,050            774
   MWI Veterinary Supply*                                 23,500            923
   Myriad Genetics* (A)                                   34,530          2,240
   National Healthcare                                     1,300             61
   Natus Medical*                                          4,600            104
   Nighthawk Radiology Holdings*                           1,500             11

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                                       94

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-----------                                        -------------   -------------
   Noven Pharmaceuticals*                                  4,900   $         57
   NuVasive* (A)                                          38,731          1,911
   Obagi Medical Products*                                33,500            334
   Odyssey HealthCare*                                   118,300          1,201
   Omnicell*                                              51,875            682
   Omrix Biopharmaceuticals* (A)                          26,284            472
   Onyx Pharmaceuticals* (A)                              22,246            805
   Orthofix International*                                24,080            449
   OSI Pharmaceuticals*                                   27,800          1,370
   Owens & Minor (A)                                      23,200          1,125
   Pain Therapeutics*                                     11,000            107
   Palomar Medical Technologies*                           6,600             89
   Par Pharmaceutical*                                     1,400             17
   Parexel International*                                 74,030          2,122
   PDL BioPharma*                                         47,478            442
   Pediatrix Medical Group*                               24,250          1,308
   Perrigo                                                40,245          1,548
   Pharmaceutical Product Development                      1,000             41
   PharmaNet Development Group*                            4,800             35
   PharMerica*                                            36,205            814
   Phase Forward*                                         74,799          1,564
   Pozen* (A)                                            195,149          2,051
   Profarma Distribuidora de Produtos
      Farmaceuticos (Brazil)                             132,700          1,090
   Psychiatric Solutions* (A)                             96,700          3,670
   Qiagen*                                                49,392            975
   Questcor Pharmaceuticals*                              19,800            146
   Quidel* (A)                                            26,600            437
   Regeneron Pharmaceuticals*                             28,100            613
   Resmed*                                                19,521            839
   Rigel Pharmaceuticals* (A)                            116,012          2,709
   RTI Biologics*                                         41,476            388
   Salix Pharmaceuticals*                                  9,300             60
   Savient Pharmaceuticals* (A)                            6,500             97
   Seattle Genetics* (A)                                  69,667            745
   Sepracor*                                              33,200            608
   Sequenom* (A)                                           8,500            226
   Sirona Dental Systems* (A)                             30,000            698
   Somanetics*                                             4,500             98
   STERIS                                                 32,500          1,221
   Sucampo Pharmaceuticals, Cl A*                          5,300             45
   Sun Healthcare Group*                                  59,100            866
   SurModics*                                              6,500            205
   Symmetry Medical*                                       1,800             33
   Techne*                                                 1,200             87
   Theravance* (A)                                        98,975          1,233
   Thoratec*                                              35,625            935
   TomoTherapy*                                           78,120            358
   TranS1* (A)                                            26,700            264
   United Therapeutics*                                   20,365          2,142
   Valeant Pharmaceuticals International*                  4,100             84

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Viropharma*                                            23,400   $        307
   Vivus* (A)                                             41,800            332
   Volcano* (A)                                           55,280            956
   Waters*                                                 1,200             70
   West Pharmaceutical Services                           12,342            603
   Wright Medical Group* (A)                              17,128            521
   XenoPort*                                              32,022          1,553
   Zoll Medical*                                           3,700            121
   Zymogenetics* (A)                                      15,200            101
                                                                   ------------
                                                                        123,742
                                                                   ------------
INDUSTRIALS -- 14.7%
   AAON                                                   12,400            226
   Actuant, Cl A (A)                                      38,400            969
   Acuity Brands (A)                                      18,700            781
   Administaff                                            21,800            593
   Advanced Battery Technologies*                         13,800             45
   Advisory Board*                                         3,400            103
   Aegean Marine Petroleum Network                       140,032          3,130
   AerCap Holdings*                                      103,327          1,096
   Aircastle (A)                                          18,800            186
   Airtran Holdings*                                     124,700            303
   Allen-Vanguard*                                       563,000            180
   Altra Holdings*                                        35,100            518
   American Railcar Industries (A)                         7,900            127
   American Superconductor*                                1,400             33
   Ameron International                                    3,700            265
   Applied Signal Technology                              10,000            174
   Argon ST*                                               3,700             87
   Arkansas Best                                             800             27
   Astec Industries*                                         400             12
   Axsys Technologies*                                       400             24
   AZZ*                                                    1,100             46
   Badger Meter                                            1,000             47
   Barnes Group                                           45,655            923
   BE Aerospace*                                          41,400            655
   Beacon Roofing Supply* (A)                             44,605            697
   Brady, Cl A                                             1,200             42
   Briggs & Stratton                                       7,900            128
   Bucyrus International, Cl A                            30,900          1,381
   CAI International*                                     35,000            387
   Canadian Solar* (A)                                    59,400          1,160
   Celadon Group*                                         39,079            448
   Cenveo* (A)                                            30,800            237
   Ceradyne*                                               4,500            165
   Chart Industries*                                      82,925          2,368
   China Architectural Engineering*                       26,300            186
   China Direct* (A)                                       7,500             32
   China Fire & Security Group* (A)                       11,600            122
   CIRCOR International                                   21,198            921
   Clarcor                                                20,155            765
   Clean Harbors*                                          6,000            405
   Columbus McKinnon*                                     28,600            674

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Comfort Systems USA                                    11,000   $        147
   Copa Holdings, Cl A                                    18,700            608
   Corrections Corp of America*                           49,982          1,242
   CoStar Group* (A)                                      45,884          2,083
   CRA International*                                     44,114          1,212
   Crane                                                  17,700            526
   Cubic                                                   1,700             42
   Curtiss-Wright                                            500             23
   Deluxe                                                  2,600             37
   Ducommun                                                  600             14
   Duff & Phelps*                                          6,200            130
   Dycom Industries*                                       4,300             56
   Dynamic Materials (A)                                  89,066          2,067
   Eagle Bulk Shipping                                     3,200             45
   EMCOR Group*                                           21,800            574
   Energy Conversion Devices* (A)                         25,081          1,461
   Energy Recovery* (A)                                   60,639            582
   EnerNOC*                                               52,500            543
   EnerSys* (A)                                           22,445            442
   EnPro Industries* (A)                                  13,800            513
   ESCO Technologies*                                      2,200            106
   Esterline Technologies*                                18,645            738
   Evergreen Solar* (A)                                  233,500          1,289
   Expeditors International of Washington                 42,900          1,495
   Flow International*                                     1,800              9
   Force Protection* (A)                                 197,500            529
   Forward Air (A)                                        28,725            782
   Franklin Electric                                       2,100             94
   FTI Consulting*                                         6,100            441
   Fuel Tech* (A)                                         51,100            924
   Gardner Denver*                                        22,330            775
   Genco Shipping & Trading (A)                           18,700            622
   Geo Group* (A)                                         69,365          1,402
   GeoEye*                                                50,000          1,107
   GrafTech International* (A)                            96,310          1,455
   Graham (A)                                              6,600            357
   GT Solar International* (A)                            92,700          1,006
   H&E Equipment Services* (A)                           109,300          1,056
   Hawaiian Holdings* (A)                                 71,400            663
   Healthcare Services Group (A)                          41,972            768
   Heartland Express                                       1,100             17
   Heico, Cl A                                            36,728          1,031
   Hexcel*                                                51,800            709
   Horizon Lines, Cl A                                   101,660          1,003
   Houston Wire & Cable (A)                                9,900            170
   HUB Group, Cl A*                                       30,120          1,134
   Huron Consulting Group*                                23,800          1,356
   ICF International*                                     33,400            660
   IHS, Cl A*                                              3,008            143
   II-VI*                                                 20,532            794
   Innerworkings*                                        138,433          1,535
   JA Solar Holdings ADR*                                 91,294            966
   JB Hunt Transport Services                             11,600            387

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------

   Kaman                                                   7,100   $        202
   Kansas City Southern*                                  32,410          1,438
   Kaydon                                                 21,300            960
   Kforce*                                                12,100            124
   Kirby* (A)                                             24,330            923
   Knight Transportation                                  45,072            765
   Knoll (A)                                              78,400          1,185
   Ladish*                                                 3,000             61
   Landstar System                                        12,945            570
   Layne Christensen*                                      3,700            131
   Lindsay                                                   300             22
   Lydall*                                                 7,400             71
   Marten Transport*                                       3,400             66
   MasTec*                                                73,170            972
   Mcgrath Rentcorp                                          600             17
   Metalico*                                               3,400             20
   Met-Pro                                                 2,200             32
   Michael Baker*                                          9,400            327
   Middleby*                                               4,300            234
   Mine Safety Appliances                                  2,000             76
   MPS Group*                                             26,033            262
   Navigant Consulting*                                    3,100             62
   NN                                                     31,400            403
   Nordson                                                   400             20
   Northwest Pipe*                                        11,445            499
   Old Dominion Freight Line*                             47,675          1,351
   Orbital Sciences*                                      30,300            726
   Orion Marine Group*                                   126,200          1,324
   Pacer International                                    27,300            450
   Perini* (A)                                            24,000            619
   PRG-Schultz International*                             28,300            254
   Quanta Services* (A)                                   61,480          1,661
   Raven Industries                                       16,930            666
   Resources Connection*                                  43,060            970
   Robbins & Myers                                         9,100            281
   Rollins                                                11,000            209
   RSC Holdings* (A)                                     224,600          2,551
   Rush Enterprises, Cl A*                                55,370            709
   Ryder System                                            3,100            192
   Sauer-Danfoss                                           8,500            210
   Standard Parking*                                      54,155          1,203
   Standard Register                                       5,900             58
   Sun Hydraulics (A)                                     15,700            409
   Sunpower, Cl B*                                         6,973            481
   TAL International Group (A)                            61,800          1,287
   Taser International*                                   14,000            100
   TBS International, Cl A* (A)                           15,800            213
   Team*                                                   1,300             47
   Teledyne Technologies* (A)                             20,300          1,160
   Tennant                                                 1,200             41
   Tetra Tech* (A)                                        50,429          1,213
   Textainer Group Holdings                               93,900          1,426
   TransDigm Group*                                       29,435          1,008
   Tredegar                                                3,100             55

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   United Stationers*                                      2,500   $        120
   Valmont Industries                                        400             33
   Vitran*                                                36,250            488
   Wabtec (A)                                             25,700          1,317
   Waste Connections*                                      1,200             41
   Watson Wyatt Worldwide, Cl A                           45,210          2,248
   Werner Enterprises                                      1,100             24
   Woodward Governor (A)                                  18,900            667
   Xerium Technologies (A)                                69,600            448
                                                                   ------------
                                                                         94,240
                                                                   ------------
INFORMATION TECHNOLOGY -- 24.0%
   Acme Packet*                                            3,200             18
   Actuate*                                               10,000             35
   Adtran                                                  3,700             72
   Advanced Analogic Technologies*                       117,300            545
   Advanced Energy Industries*                            61,318            839
   Advent Software* (A)                                   28,900          1,018
   Agilysys                                                1,700             17
   Alvarion*                                             140,300            815
   Amkor Technology* (A)                                  81,500            519
   Ansys*                                                 53,875          2,040
   Applied Micro Circuits*                                72,700            435
   Ariba* (A)                                             71,317          1,008
   Arris Group*                                          246,125          1,903
   Art Technology Group*                                 356,584          1,255
   Asyst Technologies*                                   418,900          1,005
   Atheros Communications* (A)                           154,470          3,642
   Atmel*                                                201,335            683
   ATMI*                                                  86,742          1,560
   Avocent*                                                1,300             27
   Bankrate* (A)                                          54,424          2,118
   Benchmark Electronics*                                 33,600            473
   Blackboard* (A)                                        28,327          1,141
   Blue Coat Systems* (A)                                 15,400            219
   BluePhoenix Solutions*                                111,100            391
   BMC Software*                                           1,000             29
   Cabot Microelectronics*                                 1,600             51
   CACI International, Cl A*                              10,900            546
   Checkpoint Systems*                                     2,500             47
   China Digital TV Holding ADR*                          77,500            635
   Ciena* (A)                                             48,700            491
   Cirrus Logic*                                           5,900             32
   Cogent*                                                12,400            127
   Cognex                                                  2,100             42
   Coherent*                                              22,635            805
   CommScope*                                             25,085            869
   Commvault Systems* (A)                                102,310          1,233
   Compuware*                                              1,600             16
   comScore*                                             111,342          1,963
   Concur Technologies* (A)                               26,547          1,016
   Cree* (A)                                              22,500            513
   CSG Systems International*                             57,300          1,004

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   CTS                                                     8,100   $        104
   Cybersource* (A)                                       90,285          1,454
   Cymer*                                                    500             13
   Cypress Semiconductor*                                 25,430            133
   Daktronics                                              4,700             78
   DealerTrack Holdings* (A)                             136,480          2,298
   DemandTec*                                              1,700             15
   Dice Holdings*                                         25,800            183
   Digital River* (A)                                     23,900            774
   Diodes* (A)                                            45,470            839
   Dolby Laboratories, Cl A*                               2,200             77
   Double-Take Software*                                   1,700             17
   DSP Group* (A)                                        226,800          1,735
   DTS*                                                   39,870          1,110
   Earthlink* (A)                                         83,700            711
   EFJ* (A)                                              117,900            147
   Electronics for Imaging*                                3,900             54
   Elixir Gaming Technologies*                           347,345            115
   EMS Technologies*                                      10,400            232
   Emulex*                                                15,200            162
   Equinix* (A)                                           31,017          2,154
   Euronet Worldwide*                                     79,745          1,334
   Factset Research Systems (A)                           18,935            989
   FARO Technologies*                                        600             12
   Flir Systems*                                          11,300            434
   Formfactor*                                             1,800             31
   Forrester Research*                                       500             15
   Foundry Networks*                                       3,200             58
   Greenfield Online*                                      1,400             24
   GSI Commerce* (A)                                      76,175          1,179
   Hackett Group*                                          4,200             23
   Harmonic*                                               3,800             32
   Harris Stratex Networks, Cl A*                        194,500          1,519
   Heartland Payment Systems                              10,400            266
   Hittite Microwave*                                      3,700            124
   Hutchinson Technology*                                 50,900            589
   Imation                                                61,700          1,394
   Immersion* (A)                                        122,000            710
   infoGROUP                                              10,000             66
   Information Services Group*                           108,680            533
   Infospace                                               9,200            100
   Integral Systems                                       75,330          1,565
   InterDigital*                                           1,700             41
   Intermec*                                              13,400            263
   Interwoven*                                             3,300             47
   IPG Photonics*                                         49,290            962
   IXYS                                                    7,800             71
   j2 Global Communications*                              33,900            792
   JDA Software Group* (A)                               141,300          2,149
   Jupitermedia*                                         103,000            119
   Kenexa*                                                31,000            489
   Knot* (A)                                             256,379          2,141
   Longtop Financial Technologies ADR* (A)                18,800            265

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-----------                                        -------------   -------------
   LoopNet* (A)                                           14,100   $        139
   Macrovision Solutions*                                  6,600            102
   Mantech International, Cl A*                           20,300          1,204
   Marchex, Cl A (A)                                     138,700          1,427
   MAXIMUS                                                   700             26
   Measurement Specialties*                                1,200             21
   Mentor Graphics*                                       43,300            491
   MercadoLibre*                                             800             16
   Micrel                                                  4,300             39
   Micros Systems*                                         1,600             43
   Microsemi* (A)                                         97,569          2,486
   MicroStrategy, Cl A*                                    1,800            107
   MIPS Technologies* (A)                                349,200          1,226
   MKS Instruments*                                       27,478            547
   Monolithic Power Systems* (A)                          61,370          1,066
   Move*                                                  27,500             58
   MTS Systems                                               500             21
   Multi-Fineline Electronix* (A)                         31,900            472
   Net 1 UEPS Technologies*                               85,167          1,902
   Netgear*                                               84,000          1,260
   Netlogic Microsystems* (A)                             86,655          2,620
   Netscout Systems*                                      28,900            307
   NeuStar, Cl A* (A)                                     82,854          1,648
   Neutral Tandem*                                         2,800             52
   Novatel Wireless* (A)                                 230,517          1,397
   Nuance Communications* (A)                             77,018            939
   NVE*                                                    7,600            215
   Omniture* (A)                                         153,919          2,826
   ON Semiconductor* (A)                                 148,600          1,005
   Open Text* (A)                                         32,215          1,114
   OpenTV, Cl A*                                          15,500             22
   OSI Systems*                                           50,400          1,185
   Palm (A)                                              186,200          1,112
   Parametric Technology*                                  8,100            149
   Park Electrochemical (A)                               50,600          1,227
   Parkervision* (A)                                     136,800          1,368
   Perfect World ADR* (A)                                 59,100          1,326
   Perficient*                                             2,800             19
   Pericom Semiconductor*                                  3,800             40
   Phoenix Technologies*                                   5,700             46
   Plantronics                                               400              9
   Plexus*                                                 2,900             60
   PLX Technology* (A)                                   130,471            668
   PMC - Sierra* (A)                                     296,955          2,203
   Polycom* (A)                                          172,700          3,995
   Power Integrations*                                    55,199          1,330
   Presstek* (A)                                          75,722            427
   QLogic* (A)                                            65,915          1,012
   Quality Systems (A)                                    22,741            961
   Rackable Systems* (A)                                  19,600            192
   Radiant Systems* (A)                                   28,800            250
   Red Hat* (A)                                          208,600          3,144
   RF Micro Devices* (A)                                 293,100            856
   Riverbed Technology* (A)                              209,600          2,624

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Rogers*                                                 1,000   $         37
   Rudolph Technologies*                                 200,800          1,683
   S1*                                                    43,500            266
   Sapient*                                              119,700            889
   SAVVIS*                                                62,130            835
   Seachange International*                              110,000          1,063
   Silicon Image* (A)                                    102,000            545
   Sina*                                                  30,540          1,075
   Skyworks Solutions* (A)                               334,415          2,796
   Sohu.com* (A)                                          23,645          1,317
   Sonic Solutions*                                        5,900             26
   Sonus Networks*                                         6,100             18
   SPSS* (A)                                              19,400            570
   SRA International, Cl A*                                2,000             45
   Standard Microsystems*                                  2,800             70
   Starent Networks*                                      51,900            672
   STEC* (A)                                              28,200            217
   Stratasys* (A)                                         81,635          1,425
   Super Micro Computer*                                  21,100            190
   Switch & Data Facilities*                              54,100            674
   Sybase* (A)                                           108,810          3,332
   Synaptics*                                             35,125          1,061
   SYNNEX*                                                   800             18
   Syntel                                                 30,400            745
   Taleo, Cl A*                                           35,989            716
   TechTarget*                                            36,105            253
   Techwell* (A)                                          20,400            192
   Tekelec* (A)                                           67,370            942
   TeleCommunication Systems, Cl A* (A)                  154,995          1,071
   TeleTech Holdings*                                        700              9
   Terremark Worldwide*                                  155,105          1,066
   Tessera Technologies*                                  84,957          1,388
   THQ*                                                   92,254          1,111
   TNS*                                                   79,705          1,544
   Trident Microsystems*                                   5,400             13
   Trimble Navigation*                                    20,645            534
   TriQuint Semiconductor* (A)                           259,500          1,243
   TTM Technologies* (A)                                 128,600          1,275
   Tyler Technologies*                                     9,900            150
   Ultimate Software Group* (A)                           29,500            797
   Ultratech*                                             43,000            520
   United Online                                           6,400             60
   Universal Display* (A)                                 80,100            877
   Valueclick* (A)                                        13,400            137
   Vasco Data Security International* (A)                 61,333            635
   Veeco Instruments*                                      4,800             71
   Verigy*                                                 2,869             47
   Virtusa* (A)                                           34,638            225
   VistaPrint* (A)                                       123,179          4,045
   Volterra Semiconductor* (A)                            91,125          1,160
   Wind River Systems*                                   235,800          2,357
   Zygo*                                                  98,301          1,237
                                                                   ------------
                                                                        154,183
                                                                   ------------

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
MATERIALS -- 3.7%
   ADA-ES* (A)                                            26,700   $        216
   Alpha Natural Resources* (A)                           16,035            825
   AMCOL International (A)                                37,500          1,172
   Carpenter Technology                                   55,100          1,413
   CF Industries Holdings                                  2,400            220
   China Precision Steel*                                 34,300            114
   Ferro (A)                                              26,500            533
   Flotek Industries*                                      3,900             42
   Frontera Copper (Canada)*                             420,300            482
   General Steel Holdings* (A)                            49,800            356
   Greif, Cl A                                            26,985          1,771
   Grupo Simec ADR*                                      109,000            968
   Horsehead Holding*                                    227,384          1,342
   Innophos Holdings                                      38,795            946
   Innospec                                                4,400             53
   Intrepid Potash*                                       23,000            693
   Katanga Mining (Canada)*                              174,700            826
   Koppers Holdings (A)                                   35,045          1,311
   Olin (A)                                               57,475          1,115
   Olympic Steel                                           6,100            180
   OM Group*                                              50,000          1,125
   Quaker Chemical                                        13,500            384
   Royal Gold                                              1,500             54
   RTI International Metals*                              31,100            608
   Schnitzer Steel Industries, Cl A                       22,000            863
   ShengdaTech* (A)                                       13,800             97
   Sherritt International (Canada)                        96,600            517
   Silgan Holdings                                        26,085          1,333
   Terra Industries (A)                                   20,700            609
   Universal Stainless & Alloy*                           42,500          1,086
   Western Goldfields*                                   875,600          1,313
   Westlake Chemical                                      36,075            759
   Zep                                                    27,200            480
                                                                   ------------
                                                                         23,806
                                                                   ------------
TELECOMMUNICATION SERVICES -- 2.4%
   Atlantic Telegraph-Network                              4,700            132
   Cbeyond* (A)                                           41,022            590
   Centennial Communications* (A)                        206,400          1,288
   Clearwire, Cl A* (A)                                  142,900          1,698
   Fairpoint Communications (A)                          163,800          1,420
   Globalstar* (A)                                       455,000            773
   NTELOS Holdings (A)                                    72,710          1,955
   Premiere Global Services*                              56,400            793
   SBA Communications, Cl A* (A)                         143,669          3,717
   Sierra Wireless*                                       95,000            947
   Syniverse Holdings*                                    93,850          1,559
   tw telecom inc, Cl A*                                  42,835            445
   USA Mobility                                            2,700             30
                                                                     ----------
                                                                         15,347
                                                                     ----------

                                                      Shares/
                                                    Face Amount     Market Value
Description                                        ($ Thousands)   ($ Thousands)
-----------                                        -------------   -------------
UTILITIES -- 0.8%
   Allete                                                    500   $         22
   Black Hills                                               800             25
   Cascal                                                 39,800            418
   Cia de Saneamento de Minas
      Gerais-COPASA (Brazil)                             108,400          1,135
   ITC Holdings                                           43,699          2,263
   National Fuel Gas                                       1,000             42
   PNOC Energy Development (Phillippines)             12,377,500          1,053
                                                                   ------------
                                                                          4,958
                                                                   ------------
Total Common Stock
   (Cost $735,710)($ Thousands)                                         627,389
                                                                   ------------
EXCHANGE TRADED FUND --  0.1%
   Midcap SPDR Trust Series 1                              5,930            782
                                                                   ------------
Total Exchange Traded Fund
   (Cost $878) ($ Thousands)                                                782
                                                                   ------------
PREFERRED STOCK -- 0.1%
FINANCIALS -- 0.1%
   East West Bancorp (C)                                     662            582
                                                                   ------------
Total Preferred Stock
   (Cost $662) ($ Thousands)                                                582
                                                                   ------------

                                                     Number of
                                                      Warrants
                                                   ------------
WARRANTS -- 0.1%
   Oilsands
   Quest
      Expires 12/05/09*                                   17,500             13
   Rentech
      Expires 04/25/12* (B)(F)                            19,400              8
   Titanium Asset Management
      Expires 06/21/11*                                  147,800            200
   Victory Acquisition Expires 04/30/11*                 157,010             71
                                                                   ------------
Total Warrants
   (Cost $266) ($ Thousands)                                                292
                                                                   ------------
CONVERTIBLE BOND -- 0.1%
   Nova BioSource CV to 273.2240
      10.000%, 09/30/12                                 $  1,926            573
                                                                   ------------
Total Convertible Bond
   (Cost $1,926)($ Thousands)                                               573
                                                                   ------------

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

Small Cap Growth Fund (Concluded)

September 30, 2008

                                                    Face Amount
                                                   ($ Thousands)    Market Value
Description                                           /Shares      ($ Thousands)
-----------------------------------------------    -------------   -------------
CORPORATE OBLIGATION --  0.1%
FINANCIALS -- 0.1%
   Scorpio Mining PIPE
      7.000%, 05/05/11 (B) (F)                     $         462   $        387
                                                                   ------------
Total Corporate Obligation
   (Cost $453) ($ Thousands)                                                387
                                                                   ------------
AFFILIATED PARTNERSHIP -- 32.1%
   SEI Liquidity Fund, L.P.,
      2.590%**++  (D)                                209,560,464        206,214
                                                                   ------------
Total Affiliated Partnership
   (Cost $209,560) ($ Thousands)                                        206,214
                                                                   ------------
CASH EQUIVALENTS -- 2.3%
   Merrill Lynch EBP Master, 1.670%**                  1,451,522          1,452
   SEI Daily Income Trust, Prime
      Obligation Fund, Cl A, 2.350%**++               13,469,520         13,470
                                                                   ------------
Total Cash Equivalents
   (Cost $14,922) ($ Thousands)                                          14,922
                                                                   ------------
U.S. TREASURY OBLIGATION -- 0.2%
   U.S. Treasury Bills
      1.657%, 11/20/08 (C) (E)                             1,655          1,655
                                                                   ------------
Total U.S. Treasury Obligation
   (Cost $1,651)($ Thousands)                                             1,655
                                                                   ------------
Total Investments -- 132.9%
   (Cost $966,028)($ Thousands)                                    $    852,796
                                                                   ============

A summary of the open futures contracts held by the Fund at September 30, 2008, is as follows (see Note 2 in Notes to Financial Statements):

                                 NUMBER OF                   UNREALIZED
TYPE OF                          CONTRACTS    EXPIRATION    DEPRECIATION
CONTRACT                       LONG (SHORT)      DATE      ($ THOUSANDS)
-------------                  ------------   ----------   -------------
Russell 2000 Index E-MINI          121         Dec-2008    $        (268)
                                                           =============

Description
-----------------------------------------------

Percentages are based on Net Assets of $641,625 ($ Thousands).

*    Non-income producing security.

**   Rate shown is the 7-day effective yield as of September 30, 2008.

+    Real Estate Investment Trust.

++   Investment in Affilated Security (see Note 3).

(A) This Security or a partial position of this security is on loan at September 30, 2008 (see Note 7). The total market value of securities on loan at September 30, 2008 was $204,338 ($ Thousands).

(B) Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2008 was $2,767 ($ Thousands) and represented 0.43% of Net Assets.

(C) Security, or portion thereof, has been pledged as collateral on open futures contracts.

(D) This security was purchased with cash collateral held from securities on loan (see Note 7). The total market value of such securities as of September 30, 2008 was $206,214 ($ Thousands).

(E)  The rate reported is the effective yield at time of purchase.

(F) Securities considered illiquid and restricted. The total market value of such securities as of September 30, 2008 was $2,767 ($ Thousands) and represents 0.43% of Net Assets.

(G) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may not be sold to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

ADR  -- American Depositary Receipt
Cl   -- Class
CV   -- Convertible Security
L.P. -- Limited Partnership
PIPE -- Private Investment in Public Entity

The accompanying notes are an integral part of the financial statements.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

Tax-Managed Small Cap Fund

September 30, 2008

SECTOR WEIGHTINGS# (UNAUDITED):


                               (PERFORMANCE GRAPH)

Information Technology       17.4%
Industrials                  16.4%
Financials                   14.6%
Consumer Discretionary       12.7%
Health Care                  12.5%
Energy                        5.8%
Afffilated Partnership        5.4%
Materials                     4.2%
Utilities                     4.0%
Consumer Staples              3.4%
Short-Term Investment         1.7%
Telecommunication Services    1.7%
U.S. Treasury Obligation      0.2%
Warrants                      0.0%

# Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 7).

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
COMMON STOCK -- 97.8%
CONSUMER DISCRETIONARY -- 13.4%
   Aaron Rents                                            18,795   $         509
   Abercrombie & Fitch, Cl A                                 600              24
   Advance Auto Parts                                     17,600             698
   Aeropostale*                                            1,500              48
   American Axle & Manufacturing Holdings                  4,900              26
   American Eagle Outfitters                              23,150             353
   American Greetings, Cl A                               20,800             318
   Ameristar Casinos                                       5,000              71
   AnnTaylor Stores*                                      23,000             475
   Apollo Group, Cl A*                                     3,500             208
   Arbitron                                                2,400             107
   ArvinMeritor                                           21,100             275
   Autoliv                                                16,000             540
   Autonation* (A)                                         8,315              93
   Bally Technologies*                                     3,600             109
   Barnes & Noble                                          3,200              83
   Beazer Homes USA (A)                                    6,200              37
   Bed Bath & Beyond*                                      2,100              66
   Belo, Cl A                                             28,600             170
   Big Lots*                                              22,215             618
   Black & Decker                                         11,000             668
   Blue Nile* (A)                                          5,100             219
   Blyth                                                   2,500              28
   Bob Evans Farms                                         4,700             128
   Bon-Ton Stores (A)                                      9,300              25
   BorgWarner                                             12,200             400
   Brookfield Homes                                        2,600              37
   Brunswick                                              22,200             284
   Cabela's*                                               2,900              35
   Cablevision Systems, Cl A                              17,500             440
   California Pizza Kitchen*                               2,600              33
   Callaway Golf                                          26,000             366

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Career Education*                                       3,700   $          60
   Carmax* (A)                                             2,100              29
   Carter's*                                              26,900             531
   Cato, Cl A                                             35,350             620
   CBRL Group                                              9,800             258
   CEC Entertainment*                                      8,500             282
   Centex                                                 23,200             376
   Central European Media Enterprises, Cl A*               1,300              85
   Cheesecake Factory*                                    26,900             393
   Chico's FAS*                                           95,700             523
   Chipotle Mexican Grill, Cl A* (A)                      10,100             560
   Choice Hotels International                             1,300              35
   Christopher & Banks                                     4,200              32
   Churchill Downs                                           900              44
   Cinemark Holdings                                      18,600             253
   CKE Restaurants                                         2,700              29
   Coinstar*                                               2,000              64
   Coldwater Creek*                                        6,500              38
   Collective Brands*                                      4,000              73
   Columbia Sportswear (A)                                 1,200              50
   Cooper Tire & Rubber                                    7,700              66
   Corinthian Colleges*                                   50,765             761
   CROCS* (A)                                             96,200             344
   Crown Media Holdings, Cl A*                             7,300              37
   Dana Holding*                                           4,900              24
   Deckers Outdoor*                                        5,800             604
   DeVry                                                   1,400              69
   Dick's Sporting Goods*                                 10,400             204
   Dollar Tree*                                            4,700             171
   Domino's Pizza*                                         5,000              61
   Dover Downs Gaming & Entertainment                      4,100              32
   DreamWorks Animation SKG, Cl A*                         8,325             262
   DSW, Cl A*                                              2,600              36
   Ethan Allen Interiors                                   1,200              34
   Expedia*                                                9,900             150
   Family Dollar Stores                                   13,700             325
   Finish Line, Cl A                                      26,110             261
   Fisher Communications                                     900              35
   Fossil*                                                28,900             816
   Fred's, Cl A                                            2,900              41
   Fuel Systems Solutions*                                 7,355             253
   GameStop, Cl A*                                         2,206              75
   Gaylord Entertainment*                                  1,700              50
   Gentex                                                  5,300              76
   Goodyear Tire & Rubber*                                19,600             300
   Group 1 Automotive                                      1,700              37
   Guess?                                                 17,100             595
   Gymboree*                                               2,300              82
   Hanesbrands*                                           12,730             277
   Harman International Industries                           902              31
   Harte-Hanks                                            10,200             106
   Hasbro                                                 11,500             399

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
--------------------------------------------       -------------   -------------
   Hearst-Argyle Television (A)                            6,600   $         147
   Heelys*                                                 7,100              32
   Helen of Troy*                                          2,200              50
   Hillenbrand                                             3,500              71
   Hooker Furniture                                       17,800             316
   HOT Topic*                                              6,900              46
   Hovnanian Enterprises, Cl A*                            5,300              42
   HSN*                                                    1,900              21
   Iconix Brand Group* (A)                                 4,600              60
   Insight Enterprises*                                   26,100             350
   Interactive Data                                          900              23
   Interval Leisure Group*                                 1,900              20
   iRobot*                                                   900              13
   ITT Educational Services*                               2,459             199
   J Crew Group* (A)                                      17,200             491
   Jack in the Box*                                        8,300             175
   Jakks Pacific*                                         16,800             418
   Jarden*                                                 3,521              83
   Jones Apparel Group                                    24,122             446
   Journal Communications, Cl A                           39,400             192
   KB Home                                                 3,100              61
   K-Swiss, Cl A                                           3,200              56
   Lamar Advertising, Cl A* (A)                            7,400             229
   Landry's Restaurants                                    3,200              50
   Lear*                                                  15,700             165
   Lee Enterprises (A)                                     6,400              22
   Life Time Fitness*                                      1,000              31
   Limited Brands                                         20,300             352
   Live Nation*                                           40,695             662
   Liz Claiborne                                           4,600              76
   LKQ*                                                   46,157             783
   Lululemon Athletica* (A)                               11,100             256
   Martha Stewart Living Omnimedia, Cl A* (A)             39,600             337
   Matthews International, Cl A                            3,200             162
   MDC Holdings                                            1,100              40
   Mediacom Communications, Cl A*                          6,100              36
   Men's Wearhouse                                         3,000              64
   Meredith                                                1,600              45
   Modine Manufacturing                                   22,000             319
   Morgans Hotel Group*                                    5,500              60
   Morningstar*                                              400              22
   National CineMedia                                     34,030             376
   NetFlix* (A)                                           18,830             581
   New York*                                               3,500              33
   NVR*                                                      700             400
   Office Depot*                                           5,500              32
   OfficeMax                                              29,100             259
   O'Reilly Automotive*                                    2,900              78
   Orient-Express Hotels, Cl A                             5,459             132
   Pacific Sunwear of California*                          5,200              35
   Panera Bread, Cl A* (A)                                 7,565             385
   Papa John's International*                              1,400              38

                                                                    Market Value
Description                                            Shares      ($ Thousands)
--------------------------------------------       -------------   -------------
   Penn National Gaming*                                   8,600   $         229
   Phillips-Van Heusen                                    24,800             940
   Pinnacle Entertainment*                                 2,900              22
   Polaris Industries (A)                                 14,900             678
   Polo Ralph Lauren                                       9,100             606
   Pool (A)                                                7,300             170
   Pre-Paid Legal Services*                                  800              33
   priceline.com*                                         12,755             873
   Quiksilver*                                           113,500             651
   RadioShack                                             17,100             295
   Raser Technologies* (A)                                 6,400              54
   Regal Entertainment Group, Cl A                        16,300             257
   Regis                                                   4,100             113
   Rent-A-Center*                                          6,086             136
   RHI Entertainment*                                     33,200             495
   Ross Stores                                            15,920             587
   Ruby Tuesday*                                          34,800             201
   Ryland Group                                            2,100              56
   Saks* (A)                                               5,000              46
   Sally Beauty Holdings*                                  4,200              36
   Sauer-Danfoss                                           4,211             104
   Scholastic                                             17,700             455
   Scientific Games, Cl A*                                30,954             713
   Sealy (A)                                              10,300              67
   Service International                                   3,400              28
   Sinclair Broadcast Group, Cl A                          2,700              14
   Skechers U.S.A., Cl A*                                  2,500              42
   Snap-On                                                 7,360             389
   Sonic*                                                  3,500              51
   Sonic Automotive, Cl A                                 12,800             108
   Sotheby's                                               4,700              94
   Stage Stores                                           25,300             346
   Stamps.com*                                             4,400              51
   Standard-Pacific                                        7,100              35
   Stewart Enterprises, Cl A                               4,300              34
   Strayer Education                                       1,500             301
   Systemax                                                2,300              32
   Talbots (A)                                             7,810             102
   Tempur-Pedic International                              3,600              42
   Texas Roadhouse, Cl A*                                  3,400              31
   Thor Industries (A)                                     1,500              37
   Ticketmaster*                                           1,900              20
   Tiffany                                                13,100             465
   Tractor Supply*                                         5,700             240
   Tupperware Brands                                      19,760             546
   Ulta Salon Cosmetics & Fragrance*                       2,500              33
   Under Armour, Cl A*                                       650              21
   Universal Electronics*                                  2,400              60
   Urban Outfitters*                                      14,300             456
   Vail Resorts* (A)                                       1,400              49
   Warnaco Group*                                          2,110              96
   Warner Music Group                                     71,500             543
   Weight Watchers International                           7,500             275

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Wet Seal, Cl A*                                        36,470     $       132
   Whirlpool                                               8,500             674
   Williams-Sonoma (A)                                    40,300             652
   WMS Industries*                                        26,350             806
   Wolverine World Wide                                    2,000              53
   Wynn Resorts                                              800              65
   Zale* (A)                                              11,105             278
   Zumiez*                                                 1,800              30
                                                                     -----------
                                                                          42,860
                                                                     -----------
CONSUMER STAPLES -- 3.6%
   Alberto-Culver                                         24,400             665
   American Italian Pasta, Cl A* (A)                       6,300             105
   American Oriental Bioengineering*                      25,000             162
   Avon Products                                           5,452             227
   Bare Escentuals*                                       26,200             285
   BJ's Wholesale Club*                                   11,400             443
   Boston Beer, Cl A*                                        800              38
   Casey's General Stores                                    900              27
   Central Garden and Pet, Cl A*                          24,141             144
   Chattem* (A)                                            7,800             610
   Church & Dwight                                         4,400             273
   Constellation Brands, Cl A*                            32,100             689
   Corn Products International                             3,864             125
   Dean Foods*                                            20,300             474
   Del Monte Foods                                         3,900              30
   Diamond Foods                                           1,900              53
   Flowers Foods                                          15,335             450
   Fresh Del Monte Produce*                                5,400             120
   Hain Celestial Group*                                  40,900           1,126
   Hansen Natural*                                         2,325              70
   J&J Snack Foods                                         2,100              71
   Lancaster Colony                                        1,000              38
   Lance                                                   1,400              32
   Longs Drug Stores                                         700              53
   Molson Coors Brewing, Cl B                             14,200             664
   Nash Finch                                             11,300             487
   NBTY*                                                   1,200              35
   Pepsi Bottling Group                                   14,200             414
   PepsiAmericas                                           9,200             191
   Pilgrim's Pride                                         8,000              20
   Prestige Brands Holdings*                               5,100              45
   Ralcorp Holdings*                                      12,600             849
   Ruddick                                                20,167             654
   SUPERVALU                                              20,900             454
   Tootsie Roll Industries                                 3,000              87
   TreeHouse Foods*                                        4,800             143
   Tyson Foods, Cl A                                       2,200              26
   United Natural Foods*                                   1,600              40
   Universal                                               6,600             324
   Vector Group                                            3,255              57
   Village Super Market, Cl A                              3,200             153

                                                                    Market Value
Description                                            Shares      ($ Thousands)
--------------------------------------------       -------------   -------------
   WD-40                                                     900   $          32
   Weis Markets                                            1,000              36
   Whole Foods Market (A)                                 26,200             525
                                                                     -----------
                                                                          11,546
                                                                     -----------
ENERGY -- 6.2%
   APCO Argentina                                          1,000              28
   Arch Coal                                               1,600              53
   Arena Resources*                                          750              29
   Atlas America                                           1,000              34
   ATP Oil & Gas*                                          4,575              81
   Atwood Oceanics*                                       18,600             677
   Basic Energy Services*                                  3,100              66
   Berry Petroleum, Cl A                                  10,390             402
   Bill Barrett*                                           1,000              32
   BPZ Resources*                                          4,500              77
   Brigham Exploration*                                    2,200              24
   Bristow Group*                                          3,700             125
   Cal Dive International*                                32,300             342
   Cameron International*                                  2,950             114
   CARBO Ceramics                                          1,200              62
   Cimarex Energy                                          8,800             430
   Complete Production Services*                           7,240             146
   Concho Resources*                                      29,400             812
   Consol Energy                                           1,600              73
   Core Laboratories                                       5,055             512
   Crosstex Energy                                         1,100              27
   Denbury Resources*                                      9,000             171
   Dresser-Rand Group*                                    18,340             577
   Dril-Quip*                                              1,200              52
   Encore Acquisition*                                     1,400              58
   Energy XXI Bermuda                                     66,570             202
   ENSCO International                                     1,800             104
   EOG Resources                                             800              72
   EXCO Resources*                                        20,090             328
   Exterran Holdings*                                      1,052              34
   FMC Technologies*                                      17,020             792
   Forest Oil*                                             4,159             206
   Foundation Coal Holdings                                6,325             225
   Frontline (A)                                           5,300             255
   General Maritime                                        1,400              27
   GeoMet*                                                 4,900              27
   Global Industries*                                     47,300             328
   GMX Resources*                                          1,075              51
   Goodrich Petroleum*                                     8,000             349
   Grey Wolf*                                             12,000              93
   Gulf Island Fabrication                                 1,200              41
   Gulfmark Offshore*                                      1,000              45
   Gulfport Energy*                                        2,200              22
   Harvest Natural Resources*                              2,600              26
   Helix Energy Solutions Group*                          10,400             253
   Helmerich & Payne                                      10,000             432
   Hercules Offshore*                                     22,000             334

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Hess                                                    3,400     $       279
   Holly                                                   1,100              33
   Hornbeck Offshore Services*                               900              35
   Hugoton Royalty Trust                                   3,850             103
   ION Geophysical*                                       46,800             665
   Lufkin Industries                                       1,100              87
   Mariner Energy*                                        10,874             223
   Massey Energy                                           3,069             109
   McMoRan Exploration* (A)                                3,710              88
   Meridian Resource*                                      6,600              12
   National Oilwell Varco*                                 4,000             201
   Newfield Exploration*                                   3,400             109
   Nordic American Tanker Shipping                         1,100              35
   Oceaneering International*                              6,650             355
   Oil States International*                               1,300              46
   Overseas Shipholding Group                              6,800             397
   Patriot Coal*                                             480              14
   Patterson-UTI Energy                                   20,500             410
   Peabody Energy                                          2,400             109
   Penn Virginia                                           5,600             299
   PetroHawk Energy*                                      31,300             677
   Petroleum Development*                                  2,950             131
   Pioneer Drilling*                                       6,800              90
   Plains Exploration & Production*                        3,625             127
   Quicksilver Resources*                                  1,300              26
   Range Resources                                         4,200             180
   Rosetta Resources*                                      4,100              75
   Rowan                                                  13,700             419
   RPC                                                     3,375              47
   SEACOR Holdings*                                        6,000             475
   Smith International                                     1,079              63
   Southwestern Energy*                                    2,000              61
   Stone Energy*                                           2,664             113
   Sunoco                                                 11,600             413
   Superior Energy Services*                              14,000             436
   Swift Energy*                                          16,500             638
   Tesoro                                                 32,600             538
   Tetra Technologies*                                    33,850             469
   Tidewater                                              10,720             593
   Transmontaigne Partners                                   600              13
   Ultra Petroleum*                                          900              50
   Unit*                                                  12,805             638
   USEC*                                                  51,000             276
   W&T Offshore                                            2,250              61
   Whiting Petroleum*                                      1,000              71
   Willbros Group*                                         1,900              50
   Williams                                                2,985              71
                                                                     -----------
                                                                          19,660
                                                                     -----------
FINANCIALS -- 15.3%
   1st Source                                              1,900              45
   Abington Bancorp                                        3,900              39
   Acadia Realty Trust+                                    2,000              51

                                                                    Market Value
Description                                            Shares      ($ Thousands)
--------------------------------------------       -------------   -------------
   Advance America Cash Advance Centers                   34,500   $         103
   Advanta, Cl B                                           4,900              40
   Affiliated Managers Group*                             11,700             969
   Alexander's*+                                             100              40
   Alexandria Real Estate Equities+                          200              23
   Allied Capital (A)                                     16,900             183
   Allied World Assurance Holdings                         1,800              64
   AMB Property+                                           3,900             177
   American Campus Communities+                            1,200              41
   American Financial Group                               33,300             982
   AmeriCredit* (A)                                       30,500             309
   Anchor Bancorp Wisconsin                                4,100              30
   Annaly Capital Management+                             12,000             161
   Anthracite Capital+                                     6,300              34
   Anworth Mortgage Asset+                                57,200             339
   AON                                                     4,000             180
   Apollo Investment*                                      3,700              63
   Argo Group International Holdings*                      4,300             158
   Aspen Insurance Holdings                               21,400             589
   Associated Banc-Corp (A)                               13,100             261
   Assurant                                                7,300             402
   Assured Guaranty                                        2,700              44
   Astoria Financial                                      31,218             647
   Bancfirst                                                 700              34
   Banco Latinoamericano de Exportaciones, Cl E           31,500             454
   Bancorpsouth                                            3,200              90
   Bank Mutual                                             7,000              79
   Bank of Hawaii                                            900              48
   Beneficial Mutual Bancorp*                              9,000             114
   BioMed Realty Trust+                                      800              21
   BlackRock                                                 896             174
   Blackstone Group                                       59,400             911
   Boston Private Financial Holdings                      39,000             341
   Brandywine Realty Trust+                                7,000             112
   BRE Properties, Cl A+                                     400              20
   Capital City Bank Group                                 1,400              44
   Capital Southwest                                         300              43
   Capitol Federal Financial                               7,310             324
   CapLease+                                               2,500              20
   Capstead Mortgage+                                      4,000              44
   Cash America International                              1,000              36
   Castlepoint Holdings                                    5,600              62
   Cathay General Bancorp (A)                              5,900             140
   CB Richard Ellis Group, Cl A*                          20,100             269
   Cedar Shopping Centers+                                 5,400              71
   Central Pacific Financial                              27,000             454
   Chemical Financial                                      2,300              72
   Cincinnati Financial                                    4,600             131
   CIT Group                                              30,100             209
   City Bank                                               1,732              27
   City National                                             500              27

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Clifton Savings Bancorp                                 9,700   $         116
   CME Group                                                 104              39
   Cohen & Steers                                          3,100              88
   Colonial BancGroup (A)                                 69,100             543
   Columbia Banking System                                   528               9
   Comerica                                               14,100             462
   Commerce Bancshares                                     2,082              97
   Corporate Office Properties Trust+                        700              28
   Corus Bankshares                                        5,141              21
   Cousins Properties+                                     2,600              66
   Cowen Group*                                            4,600              39
   Credit Acceptance*                                      2,100              37
   Cullen/Frost Bankers                                    4,300             258
   CVB Financial (A)                                       7,500             104
   Delphi Financial Group, Cl A                            2,400              67
   DiamondRock Hospitality+                                7,200              66
   Discover Financial Services                             6,800              94
   Dollar Financial*                                       1,900              29
   Douglas Emmett+                                        15,500             358
   E*Trade Financial* (A)                                 26,200              73
   East West Bancorp (A)                                  30,900             424
   EastGroup Properties+                                   1,200              58
   Eaton Vance                                             5,879             207
   eHealth*                                                  380               6
   EMC Insurance Group                                     3,520             105
   Employers Holdings                                      5,700              99
   Encore Capital Group*                                  10,300             141
   Endurance Specialty Holdings                            1,100              34
   Enstar Group*                                             400              39
   Entertainment Properties Trust+                           800              44
   Equity Lifestyle Properties+                            2,800             148
   Equity One+                                             2,800              57
   Everest Re Group                                        9,500             822
   Extra Space Storage+                                   10,200             157
   FBL Financial Group, Cl A                               3,700             103
   FBR Capital Markets*+                                   7,400              48
   FCStone Group*                                          4,000              72
   Federal Realty Investment Trust+                          300              26
   FelCor Lodging Trust+                                  12,200              87
   Financial Federal                                      22,500             516
   Financial Institutions                                  1,900              38
   First American                                         32,300             953
   First Commonwealth Financial                           18,500             249
   First Financial Bancorp                                10,800             158
   First Financial Bankshares                              1,500              79
   First Horizon National                                  8,966              84
   First Industrial Realty Trust+ (A)                      3,700             106
   First Niagara Financial Group                           2,600              41
   First Potomac Realty Trust+                             1,100              19
   FirstMerit                                              3,300              69
   Flagstone Reinsurance Holdings                          4,400              45
   Flushing Financial                                      1,500              26
   Franklin Street Properties+                             8,800             114
   Frontier Financial (A)                                  4,200              56

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Fulton Financial                                       20,400   $         223
   Getty Realty+                                           3,100              69
   GLG Partners                                            4,300              23
   Greenhill (A)                                           5,300             391
   Hancock Holding                                         3,600             184
   Hanmi Financial                                         8,900              45
   Hanover Insurance Group                                33,191           1,512
   Harleysville Group (A)                                  3,500             132
   Harleysville National                                   3,300              56
   Hatteras Financial+                                     2,500              58
   HCC Insurance Holdings                                 21,900             591
   Health Care+                                            2,100             112
   Healthcare Realty Trust+                                3,100              90
   Hersha Hospitality Trust+                              57,600             429
   Highwoods Properties+                                     600              21
   Hilb Rogal & Hobbs                                      2,300             108
   Hilltop Holdings*                                      13,000             134
   Hospitality Properties Trust+                          23,100             474
   HRPT Properties Trust+                                112,900             778
   Hudson City Bancorp                                     5,600             103
   Huntington Bancshares (A)                              34,000             273
   IBERIABANK                                                700              37
   Infinity Property & Casualty                            1,000              41
   Inland Real Estate+                                    10,200             160
   IntercontinentalExchange*                               1,235             100
   Investment Technology Group*                            1,100              33
   Investors Real Estate Trust+                           11,900             133
   IPC Holdings                                           18,700             565
   Janus Capital Group                                     6,400             155
   Jefferies Group (A)                                    22,800             511
   Jones Lang LaSalle                                      1,800              78
   Kearny Financial                                        6,100              75
   Keycorp                                                20,900             250
   Kilroy Realty+                                          4,375             209
   Knight Capital Group, Cl A*                             2,300              34
   LandAmerica Financial Group                             7,600             184
   Lazard, Cl A                                            5,975             256
   Leucadia National                                       1,000              45
   Lexington Realty Trust+                                 5,500              95
   LTC Properties+                                         2,900              85
   Macerich+                                               5,900             376
   Markel*                                                   500             176
   Max Capital Group                                       2,000              46
   MBIA (A)                                               27,500             327
   MCG Capital                                            15,900              42
   Meadowbrook Insurance Group                            30,700             217
   Medical Properties Trust+                               6,000              68
   Meruelo Maddux Properties*                            115,100             140
   MF Global*                                              7,700              33
   MFA Mortgage Investments+                             102,100             664
   MGIC Investment                                        19,300             136
   Mid-America Apartment Communities+                      1,300              64
   Montpelier Re Holdings                                 31,600             522

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   MSCI, Cl A*                                            21,000   $         504
   NASDAQ Stock Market*                                   28,800             880
   National Financial Partners                             9,157             137
   National Health Investors+                             11,500             393
   National Retail Properties+                             3,000              72
   Nationwide Financial Services, Cl A                    10,300             508
   Nationwide Health Properties+                          11,200             403
   Navigators Group*                                       5,163             299
   NBT Bancorp                                             3,100              93
   Nelnet, Cl A                                            2,900              41
   New York Community Bancorp                              2,723              46
   NewAlliance Bancshares                                 14,800             222
   NewStar Financial*                                      8,700              70
   Northfield Bancorp*                                     3,100              38
   NorthStar Realty Finance+                              11,700              91
   Northwest Bancorp                                       1,100              30
   NYSE Euronext                                           1,375              54
   Och-Ziff Capital Management Group, Cl A                26,900             314
   Ocwen Financial*                                        7,500              60
   Old National Bancorp                                   10,200             204
   Old Republic International                             27,375             349
   Omega Healthcare Investors+                             7,100             140
   optionsXpress Holdings                                  3,800              74
   Pacific Capital Bancorp                                 3,200              65
   PacWest Bancorp                                         1,900              54
   Park National (A)                                       5,400             421
   Parkway Properties+                                     3,300             125
   PartnerRe                                                 700              48
   PennantPark Investment                                  4,500              33
   Penson Worldwide*                                       2,700              37
   People's United Financial                              22,324             430
   PHH*                                                   39,451             524
   Phoenix                                                 3,300              30
   Piper Jaffray*                                          2,727             118
   Platinum Underwriters Holdings                         18,500             656
   Popular (A)                                            23,100             191
   Portfolio Recovery Associates*                            900              44
   Post Properties+                                        1,600              45
   Potlatch+                                                 900              42
   ProAssurance*                                           3,500             196
   Provident Bankshares (A)                               28,790             280
   PS Business Parks+                                      1,800             104
   Public Storage+                                         3,275             324
   Radian Group (A)                                       16,300              82
   RAIT Financial Trust+ (A)                              42,000             231
   Ramco-Gershenson Properties+                            2,600              58
   Rayonier+                                               9,550             452
   Realty Income+ (A)                                      7,400             189
   Regions Financial                                      41,700             400
   S&T Bancorp                                             5,300             195
   Sandy Spring Bancorp                                    2,500              55
   Saul Centers+                                           1,300              66
   South Financial Group (A)                              14,900             109

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Sovran Self Storage+                                      500   $          22
   St. Joe (A)                                             2,851             111
   StanCorp Financial Group                                8,800             458
   State Auto Financial                                    1,400              41
   State Street                                              452              26
   Sterling Bancshares                                    42,495             444
   Sterling Financial                                     12,700             184
   Strategic Hotels & Resorts+                            13,400             101
   Sun Communities+                                        1,800              36
   Sunstone Hotel Investors+                              25,800             348
   Susquehanna Bancshares                                  5,100             100
   SVB Financial Group*                                    2,600             151
   SWS Group                                               7,600             153
   Tanger Factory Outlet Centers+                          1,600              70
   TCF Financial (A)                                      35,300             635
   TD Ameritrade Holding*                                  8,829             143
   Trustco Bank NY                                        23,500             275
   Trustmark                                               1,800              37
   UCBH Holdings (A)                                      95,200             610
   UMB Financial                                           2,785             146
   UnionBanCal                                               800              59
   United Community Banks (A)                             27,018             358
   United Fire & Casualty                                  1,200              34
   Unitrin                                                10,800             269
   Universal Health Realty Income Trust+                     300              12
   Unum Group                                             39,200             984
   U-Store-It Trust+                                       3,500              43
   Validus Holdings                                        1,800              42
   Ventas+                                                 1,400              69
   Waddell & Reed Financial, Cl A                          5,900             146
   Washington Federal                                      7,000             129
   Washington Real Estate Investment Trust+                1,600              59
   Westamerica Bancorporation (A)                          1,200              69
   Western Alliance Bancorp* (A)                           7,000             108
   Westfield Financial                                     2,625              27
   Whitney Holding                                        24,800             601
   WR Berkley                                             16,800             396
   Zions Bancorporation (A)                               18,000             697
                                                                     -----------
                                                                          48,651
                                                                     -----------
HEALTH CARE -- 13.2%
   Abaxis*                                                 2,200              43
   Accelrys*                                              51,000             280
   Adolor*                                                 5,900              20
   Advanced Medical Optics*                               32,800             583
   Affymetrix*                                            70,900             549
   Albany Molecular Research*                              5,100              92
   Alexion Pharmaceuticals*                                9,690             381
   Align Technology*                                       8,465              92
   Allos Therapeutics*                                     3,500              26
   Allscripts Healthcare Solutions*                        2,500              31

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Alpharma, Cl A*                                         1,108   $          41
   Amedisys* (A)                                           8,400             409
   American Medical Systems Holdings*                      3,400              60
   AMERIGROUP*                                             3,420              86
   AmerisourceBergen                                      10,400             392
   Amsurg*                                                 4,200             107
   Amylin Pharmaceuticals*                                 2,400              49
   Analogic                                                1,574              78
   Angiodynamics*                                          1,400              22
   Applied Biosystems                                     14,865             509
   Apria Healthcare Group*                                21,400             390
   Assisted Living Concepts, Cl A*                         5,500              35
   Barr Pharmaceuticals*                                   2,000             131
   Beckman Coulter                                         3,600             256
   Biogen Idec*                                            3,100             156
   BioMarin Pharmaceuticals*                              33,200             879
   Bio-Rad Laboratories, Cl A*                               900              89
   Brookdale Senior Living (A)                             1,700              37
   Bruker BioSciences*                                    22,600             301
   Cambrex*                                               86,000             529
   Celera*                                                30,200             467
   Celgene*                                                1,422              90
   Cephalon*                                               3,321             257
   Cerner*                                                   400              18
   Charles River Laboratories International*               3,550             197
   Chemed                                                 16,864             692
   Community Health Systems*                              20,900             613
   Computer Programs & Systems                               920              27
   Conmed*                                                 2,900              93
   Cooper                                                 37,835           1,315
   Corvel*                                                   693              20
   Covance*                                                5,075             449
   Coventry Health Care*                                   9,700             316
   Cubist Pharmaceuticals*                                71,100           1,581
   CV Therapeutics*                                        3,800              41
   Cyberonics*                                            12,450             212
   Cypress Bioscience*                                     6,200              46
   DaVita*                                                 8,000             456
   Dentsply International                                 29,220           1,097
   Dionex*                                                   800              51
   Discovery Laboratories*                                29,000              54
   Eclipsys*                                               6,096             128
   Edwards Lifesciences*                                   9,240             534
   Endo Pharmaceuticals Holdings*                          4,800              96
   Enzo Biochem*                                           8,400              92
   Enzon Pharmaceuticals*                                  2,600              19
   eResearchTechnology*                                   11,148             133
   ev3*                                                    4,095              41
   Exelixis*                                              14,300              87
   Express Scripts*                                        5,350             395
   Forest Laboratories*                                    4,975             141
   Gen-Probe*                                              6,500             345
   Gentiva Health Services*                               10,910             294

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Genzyme*                                                3,102   $         251
   Geron*                                                  8,900              35
   Greatbatch*                                            12,200             299
   GTx*                                                    2,200              42
   Haemonetics*                                            1,000              62
   Halozyme Therapeutics*                                  5,900              43
   Hanger Orthopedic Group*                               15,725             274
   Health Management Associates, Cl A*                    64,400             268
   Health Net*                                            38,125             900
   Healthsouth*                                            7,900             146
   Healthspring*                                           1,900              40
   Healthways*                                             3,095              50
   Henry Schein*                                           3,200             172
   Hill-Rom Holdings                                       6,600             200
   HLTH*                                                   9,900             113
   Hologic*                                               21,594             417
   Human Genome Sciences*                                 14,800              94
   Humana*                                                 6,900             284
   Idexx Laboratories*                                     5,100             279
   Illumina*                                              15,040             610
   Immucor*                                                8,150             260
   IMS Health                                             15,900             301
   Integra LifeSciences Holdings*                          1,000              44
   InterMune* (A)                                          2,500              43
   Intuitive Surgical*                                     1,450             349
   Inverness Medical Innovations*                         16,900             507
   Invitrogen*                                             6,100             231
   Isis Pharmaceuticals*                                   3,900              66
   Kendle International*                                   2,200              98
   Kindred Healthcare*                                     3,327              92
   Kinetic Concepts*                                       5,400             154
   King Pharmaceuticals*                                  23,700             227
   KV Pharmaceutical, Cl A*                                1,900              43
   Laboratory Corp of America Holdings*                    6,500             452
   Landauer                                                  700              51
   LCA-Vision                                             18,400              85
   LHC Group*                                              3,000              85
   LifePoint Hospitals*                                   11,175             359
   Lincare Holdings*                                       9,200             277
   Magellan Health Services*                              18,893             776
   Martek Biosciences                                      6,300             198
   Masimo*                                                 6,300             234
   Medarex*                                              182,800           1,183
   MedAssets*                                             14,100             243
   Medicines*                                              5,800             135
   Medicis Pharmaceutical, Cl A                           28,600             426
   Meridian Bioscience                                     5,000             145
   Merit Medical Systems*                                 16,330             307
   Metabolix* (A)                                         32,800             357
   Millipore*                                                400              28
   Molina Healthcare*                                      1,100              34
   Momenta Pharmaceuticals*                               13,485             177

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

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Tax-Managed Small Cap Fund (Continued)

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Mylan Laboratories*                                    24,700   $        282
   Myriad Genetics*                                       19,535          1,267
   National Healthcare                                     1,600             75
   Nektar Therapeutics*                                    9,000             32
   Nighthawk Radiology Holdings*                           3,400             25
   NuVasive*                                               1,600             79
   Omnicell*                                               1,831             24
   Onyx Pharmaceuticals*                                   2,700             98
   Orexigen Therapeutics*                                  3,800             41
   OSI Pharmaceuticals*                                    6,818            336
   Owens & Minor                                           3,085            150
   Par Pharmaceutical*                                     3,870             48
   Parexel International*                                 10,600            304
   Patterson*                                              8,400            255
   PDL BioPharma*                                          3,100             29
   Pediatrix Medical Group*                               11,000            593
   PerkinElmer                                            14,400            360
   Perrigo                                                12,805            492
   Pharmaceutical Product Development                     11,100            459
   Pharmacopeia*                                          29,750             44
   PharmaNet Development Group*                            4,600             33
   PharMerica*                                            31,000            697
   Phase Forward*                                          3,300             69
   PSS World Medical* (A)                                  1,400             27
   Psychiatric Solutions*                                 17,870            678
   Qiagen*                                                16,874            333
   Quidel*                                                 2,800             46
   Resmed*                                                 5,665            244
   Salix Pharmaceuticals*                                  3,300             21
   Savient Pharmaceuticals*                                2,100             31
   Sciele Pharma                                           1,800             55
   Seattle Genetics*                                       3,800             41
   Sirona Dental Systems*                                 25,859            602
   Somanetics*                                             4,200             92
   STERIS                                                  2,400             90
   SurModics* (A)                                          1,100             35
   Symmetry Medical*                                       8,100            150
   Techne*                                                 3,000            216
   Theravance*                                             5,100             64
   Thermo Fisher Scientific*                               3,400            187
   Thoratec*                                              12,200            320
   TranS1*                                                 9,100             90
   Universal Health Services, Cl B                         1,614             90
   Valeant Pharmaceuticals
      International*                                       7,600            156
   Varian*                                                14,100            605
   Varian Medical Systems*                                 4,900            280
   VCA Antech*                                               800             24
   Vertex Pharmaceuticals*                                 1,300             43
   Viropharma*                                             8,000            105
   Vital Signs                                             1,400            103
   Vnus Medical Technologies*                              4,400             92
   Volcano*                                               15,590            270

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Waters*                                                 2,025   $        118
   Watson Pharmaceuticals*                                27,800            792
   WellCare Health Plans*                                  5,975            215
   West Pharmaceutical Services                            1,200             59
   Wright Medical Group*                                   2,900             88
   XenoPort*                                                 700             34
   Zoll Medical*                                           3,100            101
   Zymogenetics*                                           7,700             51
                                                                   ------------
                                                                         41,936
                                                                   ------------
INDUSTRIALS -- 17.3%
   AAON                                                    1,500             27
   Actuant, Cl A                                          34,452            870
   Acuity Brands                                           8,300            347
   Advisory Board*                                         7,900            238
   AGCO*                                                  10,970            467
   Aircastle                                              16,800            166
   Alaska Air Group*                                      13,800            281
   Albany International, Cl A                             11,084            303
   Alexander & Baldwin                                     2,039             90
   Alliant Techsystems*                                      688             65
   Allied Waste Industries*                                2,300             26
   Amerco*                                                   441             18
   American Reprographics*                                 2,700             47
   American Superconductor* (A)                            2,800             66
   Ametek                                                    750             31
   Ampco-Pittsburgh                                        8,000            207
   AO Smith                                               12,200            478
   Apogee Enterprises                                      2,300             35
   Applied Industrial Technologies                         1,050             28
   Arkansas Best                                           7,200            243
   Atlas Air Worldwide Holdings*                             800             32
   Avis Budget Group*                                      9,700             56
   Baldor Electric                                         1,300             37
   Barnes Group                                            1,900             38
   BE Aerospace*                                          15,300            242
   Beacon Roofing Supply*                                 19,350            302
   Blount International*                                   2,475             28
   BlueLinx Holdings (A)                                   9,000             48
   Bowne                                                  23,500            271
   Brady, Cl A                                             1,600             56
   Briggs & Stratton (A)                                  29,100            471
   Brink's                                                29,085          1,775
   Bucyrus International, Cl A                             8,220            367
   C.H. Robinson Worldwide                                 1,800             92
   Ceradyne*                                               2,000             73
   Chart Industries*                                      17,320            495
   China Architectural Engineering*                        4,100             29
   Clarcor                                                 1,600             61
   Clean Harbors*                                            500             34
   CNH Global                                              3,060             67
   Columbus McKinnon*                                      3,049             72

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Copa Holdings, Cl A                                     1,900   $         62
   Copart*                                                 9,600            365
   Corrections Corp of America*                           14,800            368
   CoStar Group*                                           1,500             68
   Crane                                                  19,300            573
   Cummins                                                13,900            608
   Curtiss-Wright                                          9,500            432
   Danaos                                                 11,000            163
   Delta Air Lines*                                       10,700             80
   Deluxe                                                 44,200            636
   Donaldson                                                 600             25
   Dun & Bradstreet                                        7,949            750
   Dycom Industries*                                      10,200            133
   Dynamic Materials                                      10,300            239
   Eagle Bulk Shipping                                     5,900             82
   EMCOR Group*                                            6,414            169
   Energy Conversion Devices*                              5,780            337
   EnerSys*                                                9,200            181
   Ennis                                                   2,900             45
   EnPro Industries*                                      14,100            524
   Equifax                                                 8,417            290
   ESCO Technologies*                                     11,410            550
   Esterline Technologies*                                 8,100            321
   Evergreen Solar* (A)                                   86,700            479
   Expeditors International of Washington                 15,800            550
   Fastenal                                                1,200             59
   Federal Signal                                          2,400             33
   Flowserve                                               2,900            257
   Forward Air                                             1,500             41
   Franklin Electric                                         800             36
   FTI Consulting*                                        11,200            809
   G&K Services                                            1,000             33
   Gardner Denver*                                        27,570            957
   GATX                                                    5,100            202
   GenCorp*                                               12,925             87
   General Cable*                                          2,639             94
   Geo Group*                                              5,488            111
   Goodrich                                               10,257            427
   Gorman-Rupp                                             1,250             47
   Graco                                                     500             18
   GrafTech International*                                34,995            529
   Graham                                                    600             32
   Granite Construction                                   14,400            516
   GT Solar International*                                34,400            373
   H&E Equipment Services*                                 7,475             72
   Harsco                                                  3,600            134
   Heartland Express                                       1,800             28
   Herman Miller                                           2,700             66
   Hexcel*                                                21,000            287
   HNI                                                     2,000             51
   HUB Group, Cl A*                                       18,010            678
   Hubbell, Cl B                                          23,900            838
   Huron Consulting Group*                                   400             23

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   IHS, Cl A*                                             10,500   $        500
   II-VI*                                                  1,200             46
   IKON Office Solutions                                   3,300             56
   Interline Brands*                                       2,100             34
   ITT                                                     8,300            462
   Jacobs Engineering Group*                               3,949            214
   JB Hunt Transport Services                             18,900            631
   John Bean Technologies*                                   779             10
   Joy Global                                              5,800            262
   Kaman                                                   2,407             69
   Kansas City Southern*                                  24,580          1,090
   Kaydon                                                 13,400            604
   KBR                                                    19,100            292
   Kelly Services, Cl A                                   17,900            341
   Kennametal                                                900             24
   Kirby*                                                 24,999            948
   Knoll                                                   2,900             44
   Korn/Ferry International*                               2,200             39
   Ladish*                                                25,717            521
   Landstar System                                         3,200            141
   Lennox International                                   20,800            692
   Lincoln Electric Holdings                               6,295            405
   Lydall*                                                 4,500             43
   Manitowoc                                              14,900            232
   Manpower                                                5,600            242
   MasTec*                                                 2,500             33
   Mcgrath Rentcorp                                        1,200             35
   Milacron*                                               7,436              8
   Mine Safety Appliances                                 11,100            423
   Monster Worldwide*                                     11,200            167
   Moog, Cl A*                                             2,300             99
   MPS Group*                                              3,000             30
   MSC Industrial Direct, Cl A                             1,200             55
   Mueller Industries                                     24,300            559
   Navistar International*                                 3,600            195
   NCI Building Systems*                                     900             29
   Nordson                                                 1,000             49
   Northwest Airlines*                                    10,900             98
   Old Dominion Freight Line*                              1,850             52
   Orbital Sciences*                                      25,900            621
   Oshkosh Truck                                          10,200            134
   Otter Tail                                              2,200             68
   Owens Corning*                                          8,930            214
   Pall                                                   36,450          1,254
   Perini*                                                 4,600            119
   Pike Electric*                                          2,500             37
   Quanex Building Products                                2,700             41
   Quanta Services*                                       40,936          1,106
   RBC Bearings*                                           1,200             40
   Regal-Beloit                                            8,100            344
   Republic Airways Holdings*                              3,600             37
   Resources Connection*                                  52,449          1,182
   Robert Half International                               1,300             32
   Rollins                                                22,600            429

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

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Tax-Managed Small Cap Fund (Continued)

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Roper Industries                                          500   $         28
   RR Donnelley & Sons                                     1,500             37
   RSC Holdings*                                           9,000            102
   Ryder System                                           42,770          2,652
   School Specialty*                                         900             28
   Seaboard                                                   89            112
   Shaw Group*                                             1,100             34
   Skywest                                                 2,400             38
   Southwest Airlines                                     19,500            283
   Spirit Aerosystems Holdings, Cl A*                      8,100            130
   SPX                                                     6,255            482
   Standard Register                                       4,464             44
   Steelcase, Cl A                                        43,200            464
   Stericycle*                                             1,000             59
   Sunpower, Cl A* (A)                                    15,800          1,121
   Sunpower, Cl B*                                         1,344             93
   Suntech Power Holdings ADR*                             6,700            240
   SYKES Enterprises*                                     39,684            871
   TAL International Group                                 2,200             46
   Tecumseh Products, Cl A*                               18,100            453
   Teledyne Technologies*                                 12,600            720
   Teleflex                                                8,100            514
   Tetra Tech*                                             5,700            137
   Textainer Group Holdings                                2,000             30
   Textron                                                13,100            384
   Thomas & Betts*                                         6,300            246
   Timken                                                  8,700            247
   Toro                                                    1,400             58
   TrueBlue*                                               2,200             36
   Twin Disc                                               1,305             18
   UAL (A)                                                13,300            117
   United Rentals*                                        15,149            231
   United Stationers*                                     17,012            814
   United Technologies                                     1,085             65
   Universal Forest Products                               2,200             77
   URS*                                                    8,900            326
   UTI Worldwide                                           4,700             80
   Viad                                                    1,900             55
   Vicor                                                   3,100             28
   Wabash National                                        22,200            210
   Wabtec                                                 10,137            519
   Walter Industries                                       5,200            247
   Waste Connections*                                     21,234            728
   Waste Services*                                         4,300             32
   Watsco                                                  1,700             85
   Watson Wyatt Worldwide, Cl A                           30,445          1,514
   Watts Water Technologies, Cl A                          2,300             63
   Woodward Governor                                       1,200             42
   WW Grainger                                            10,900            948
   YRC Worldwide* (A)                                     20,600            246
                                                                     ----------
                                                                         55,113
                                                                     ----------

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
INFORMATION TECHNOLOGY -- 18.3%
   3Com*                                                 132,200   $        308
   ACI Worldwide*                                          2,700             47
   Activision Blizzard*                                   23,965            370
   Acxiom                                                 27,648            347
   Adtran                                                  2,200             43
   Advanced Analogic Technologies*                         8,875             41
   Advanced Energy Industries*                             2,300             31
   Advanced Micro Devices*                                13,400             70
   Advent Software*                                       10,600            373
   Akamai Technologies*                                    9,806            171
   Alliance Data Systems*                                  6,200            393
   Alliance Semiconductor                                 32,500             24
   Amkor Technology*                                      29,900            190
   Anixter International*                                  6,400            381
   Ansys*                                                 10,000            379
   Applied Micro Circuits*                                29,825            178
   Ariba*                                                  8,700            123
   ARM Holdings ADR                                       90,400            470
   Arris Group*                                           80,600            623
   Arrow Electronics*                                      1,000             26
   Aruba Networks*                                         6,600             34
   Aspen Technology*                                       3,200             41
   Atheros Communications*                                17,695            417
   Atmel*                                                 15,900             54
   Autodesk*                                               1,000             34
   Avanex*                                                14,520             68
   Avid Technology*                                        1,700             41
   Avnet*                                                 29,600            729
   BearingPoint*                                          75,000             39
   Benchmark Electronics*                                  4,600             65
   Black Box                                               8,000            276
   Blackboard*                                             3,625            146
   BMC Software*                                           4,600            132
   Brightpoint*                                            2,705             19
   Broadridge Financial Solutions                         29,100            448
   Brocade Communications Systems*                       131,600            766
   Brooks Automation*                                      3,800             32
   Cabot Microelectronics*                                 5,200            167
   CACI International, Cl A*                               1,500             75
   Cadence Design Systems*                                33,800            228
   Checkpoint Systems*                                     6,077            114
   China Digital TV Holding ADR*                          28,500            233
   Ciena*                                                 18,000            181
   Cirrus Logic*                                           7,887             43
   Citrix Systems*                                         5,621            142
   Cognex                                                 19,400            391
   Cognizant Technology Solutions, Cl A*                   7,100            162
   Coherent*                                               5,745            204
   CommScope*                                              1,000             35
   Commvault Systems*                                     19,300            233
   Computer Sciences*                                      9,800            394

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Comtech Telecommunications*                             1,000   $         49
   Comverse Technology*                                   48,500            464
   Convergys*                                             21,400            316
   Cree* (A)                                               3,649             83
   CSG Systems International*                             22,634            397
   CTS                                                    47,450            606
   Cybersource*                                            2,000             32
   Cymer*                                                  9,401            238
   Cypress Semiconductor*                                  4,900             26
   DealerTrack Holdings*                                   4,300             72
   Diebold                                                 6,875            228
   Digital River*                                          9,800            318
   Dolby Laboratories, Cl A*                              12,000            422
   DST Systems*                                            2,900            162
   Echelon*                                                2,600             26
   EchoStar, Cl A*                                         1,200             29
   Electronics for Imaging*                                9,790            136
   Emulex*                                                   800              9
   Entegris*                                               3,000             15
   Epicor Software*                                        4,600             36
   Equinix*                                                4,400            306
   Euronet Worldwide*                                      2,700             45
   Exar*                                                   4,100             31
   F5 Networks*                                            2,000             47
   Factset Research Systems                               10,685            558
   Fair Isaac                                             25,900            597
   FEI*                                                    2,700             64
   Fidelity National Information Services                    900             17
   Flextronics International*                             76,500            542
   Flir Systems*                                          16,910            650
   Formfactor*                                             3,700             64
   Forrester Research*                                       900             26
   Foundry Networks*                                       5,100             93
   Gartner*                                               22,514            511
   Gevity HR                                              48,900            356
   Global Payments                                           800             36
   Greenfield Online*                                      4,400             77
   GSI Commerce*                                          88,832          1,375
   Harris                                                    800             37
   Harris Stratex Networks, Cl A*                          3,300             26
   Heartland Payment Systems                              16,935            433
   Hewitt Associates, Cl A*                                1,834             67
   IAC*                                                    4,750             82
   Ikanos Communications*                                 45,600             90
   Imation                                                 6,600            149
   Immersion*                                             45,800            267
   Infinera*                                               9,000             86
   Informatica*                                            2,900             38
   Ingram Micro, Cl A*                                     1,200             19
   Integral Systems                                       13,670            284
   Integrated Device Technology*                          42,900            334
   InterDigital*                                           1,700             41
   Intermec*                                               3,601             71
   International Rectifier*                                  907             17

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Intersil, Cl A                                         52,600   $        872
   Intuit*                                                 7,900            250
   IPG Photonics*                                          4,400             86
   Iron Mountain*                                          1,200             29
   Isilon Systems*                                        16,100             71
   Itron*                                                  4,715            417
   j2 Global Communications*                               1,300             30
   Jabil Circuit                                           3,200             31
   Jack Henry & Associates                                 2,200             45
   JDS Uniphase*                                          39,300            332
   Juniper Networks*                                       2,654             56
   Kenexa*                                                 1,900             30
   Keynote Systems*                                       34,400            456
   Kulicke & Soffa Industries*                            32,700            147
   L-1 Identity Solutions, Cl 1*                           2,300             35
   Lam Research*                                           7,350            231
   Lawson Software*                                      116,840            818
   Lender Processing Services                             11,450            349
   Lexmark International, Cl A*                           24,600            801
   Linear Technology                                       4,400            135
   Littelfuse*                                             2,200             65
   LSI Logic*                                             60,300            323
   Macrovision Solutions*                                  2,924             45
   Manhattan Associates*                                   3,000             67
   Mantech International, Cl A*                            1,500             89
   MAXIMUS                                                11,400            420
   Maxwell Technologies* (A)                               7,500            100
   McAfee*                                                 2,031             69
   MEMC Electronic Materials*                              2,925             83
   Mentor Graphics*                                       10,200            116
   Mercury Computer Systems*                              38,800            345
   Merrimac Industries*                                    6,300             34
   Methode Electronics                                    33,500            299
   Mettler Toledo International*                           3,500            343
   Micrel                                                  8,400             76
   Microsemi*                                             38,081            970
   MicroStrategy, Cl A*                                      437             26
   Microtune*                                              6,235             17
   MKS Instruments*                                       22,400            446
   ModusLink Global Solutions*                             2,600             25
   Molex                                                  13,100            294
   Monolithic Power Systems*                               6,628            115
   Move*                                                  38,855             82
   MSC.Software*                                           2,900             31
   MTS Systems                                             2,419            102
   National Instruments                                    1,300             39
   NCR*                                                    2,625             58
   Ness Technologies*                                      2,600             30
   Net 1 UEPS Technologies*                                1,300             29
   Netezza*                                                4,800             51
   Netlogic Microsystems*                                    625             19
   NeuStar, Cl A*                                          1,600             32
   NIC                                                     3,700             26
   Novell*                                                 4,200             22

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Omniture*                                              19,800   $         364
   Omnivision Technologies*                                2,800              32
   ON Semiconductor*                                     108,379             733
   Open Text* (A)                                         10,985             380
   Opnext*                                                 6,800              31
   Orckit Communications*                                 25,100             155
   Park Electrochemical                                    1,900              46
   Perfect World ADR*                                     13,165             295
   Pericom Semiconductor*                                  2,100              22
   Plantronics                                             1,600              36
   Plexus*                                                 1,200              25
   PMC - Sierra*                                          94,700             703
   Polycom*                                               81,300           1,880
   Powerwave Technologies*                                 7,400              29
   Progress Software*                                      1,200              31
   QLogic*                                                22,265             342
   Quest Software*                                         2,900              37
   Radware*                                               18,900             157
   Rambus*                                                 2,400              31
   RealNetworks*                                          15,150              77
   Red Hat*                                               79,900           1,204
   RF Micro Devices*                                     107,800             315
   Riverbed Technology*                                   76,500             958
   Rofin-Sinar Technologies*                               3,600             110
   S1*                                                     3,900              24
   SAIC*                                                   2,800              57
   Salesforce.com*                                        12,490             605
   Sapient*                                               40,900             304
   Satyam Computer Services ADR                            4,000              65
   SAVVIS*                                                 5,000              67
   Seachange International*                               42,900             414
   Seagate Technology                                      1,369              17
   Semtech*                                                4,000              56
   Silicon Laboratories*                                  13,850             425
   Sina*                                                   9,950             350
   SkillSoft ADR*                                        141,895           1,484
   Skyworks Solutions*                                   175,735           1,469
   Sohu.com*                                               3,960             221
   Solera Holdings*                                       38,803           1,114
   Sonus Networks*                                        15,500              45
   SRA International, Cl A*                                1,500              34
   Standard Microsystems*                                    748              19
   Sun Microsystems*                                      39,900             303
   Supertex*                                                 900              25
   Sybase*                                                 3,000              92
   Sycamore Networks*                                     11,300              36
   Symyx Technologies*                                     3,703              37
   Synaptics*                                              9,690             293
   SYNNEX*                                                 3,118              70
   Synopsys*                                               3,053              61
   Syntel                                                  2,100              51
   Take-Two Interactive Software                           2,600              43
   Tech Data*                                              1,600              48
   Technitrol                                             22,300             330

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Tekelec*                                               45,400   $         635
   TeleCommunication Systems, Cl A*                       26,075             180
   TeleTech Holdings*                                     31,200             388
   Teradata*                                              12,000             234
   Teradyne*                                              18,600             145
   Tessera Technologies*                                   3,100              51
   THQ*                                                    3,750              45
   TIBCO Software*                                        77,700             569
   TiVo*                                                   4,100              30
   TNS*                                                   15,795             306
   Trimble Navigation*                                    20,705             535
   TriQuint Semiconductor*                               102,500             491
   Ultratech*                                             22,200             269
   United Online                                          31,500             297
   Universal Display*                                     28,200             309
   Utstarcom* (A)                                         74,600             251
   Valueclick*                                            12,600             129
   Varian Semiconductor Equipment Associates*              5,575             140
   Veeco Instruments*                                      7,471             111
   VeriFone Holdings*                                      8,000             132
   Verigy*                                                12,032             196
   Verint Systems*                                        31,800             529
   Viasat*                                                   900              22
   Vishay Intertechnology*                                53,500             354
   VistaPrint*                                            36,264           1,191
   Volterra Semiconductor*                                15,330             195
   Wavecom ADR*                                           19,700             110
   Websense*                                               3,400              76
   Western Digital*                                       39,700             846
   Wind River Systems*                                    39,200             392
   Wright Express*                                        31,499             940
   Zoran*                                                 55,600             454
                                                                     -----------
                                                                          58,444
                                                                     -----------
MATERIALS -- 4.5%
   Airgas                                                  9,870             490
   Albemarle                                              10,000             308
   Allegheny Technologies                                  1,200              35
   Alpha Natural Resources*                                9,465             487
   Aptargroup                                              4,400             172
   Ashland                                                 8,725             255
   Ball                                                   16,900             667
   Cabot                                                   3,369             107
   Carpenter Technology                                    2,653              68
   Chemtura                                               61,500             280
   Commercial Metals                                       1,400              24
   Compass Minerals International                          2,700             141
   Constar International*                                 18,500              11
   Crown Holdings*                                        54,800           1,217
   Cytec Industries                                       21,600             840
   Deltic Timber                                             700              45
   Eastman Chemical                                       10,700             589

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Flotek Industries* (A)                                  4,000   $          44
   FMC                                                    16,177             831
   Glatfelter                                              2,300              31
   Greif, Cl A                                             9,248             607
   H.B. Fuller                                             1,400              29
   Headwaters*                                             2,800              37
   Hercules                                               10,400             206
   Innophos Holdings                                       8,870             216
   Innospec                                                3,300              40
   International Flavors & Fragrances                        500              20
   Koppers Holdings                                        1,200              45
   Lubrizol                                               14,300             617
   MeadWestvaco                                           14,800             345
   Minerals Technologies                                     500              30
   Mosaic                                                    500              34
   Neenah Paper                                            1,942              38
   NewMarket                                                 792              42
   Owens-Illinois*                                         4,877             143
   Packaging Corp of America                                 900              21
   PolyOne*                                               37,100             239
   Reliance Steel & Aluminum                               6,400             243
   Rock-Tenn, Cl A                                         2,600             104
   Rockwood Holdings*                                      7,800             200
   Royal Gold                                                900              32
   RTI International Metals*                               2,600              51
   Schnitzer Steel Industries, Cl A                          300              12
   Schulman A                                             13,800             273
   Schweitzer-Mauduit International                        1,500              28
   Scotts Miracle-Gro, Cl A                               10,300             243
   Sensient Technologies                                   3,400              96
   ShengdaTech*                                            2,600              18
   Sigma-Aldrich                                           5,500             288
   Silgan Holdings                                        14,010             716
   Sims Group ADR                                          1,435              33
   Smurfit-Stone Container*                               40,800             192
   Steel Dynamics                                          6,300             108
   Temple-Inland                                          33,000             504
   Terra Industries                                       23,900             703
   Texas Industries                                          700              29
   Titanium Metals (A)                                    32,800             372
   United States Steel                                     2,200             171
   Westlake Chemical                                      11,025             232
   Worthington Industries                                 16,900             252
                                                                     -----------
                                                                          14,251
                                                                     -----------
TELECOMMUNICATION SERVICES -- 1.8%
   Alaska Communications Systems Group                    19,670             241
   American Tower, Cl A*                                   3,515             126
   Centennial Communications*                             56,500             353
   CenturyTel                                             19,200             704
   Clearwire, Cl A* (A)                                   56,900             676
   Crown Castle International*                             3,022              88

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Embarq                                                  5,000   $         203
   Fairpoint Communications                                9,637              84
   General Communication, Cl A*                            5,600              52
   Global Crossing*                                        2,100              32
   Iowa Telecommunications Services                        6,215             116
   NII Holdings*                                          40,600           1,540
   NTELOS Holdings                                        16,025             431
   SBA Communications, Cl A*                              35,645             922
   tw telecom inc, Cl A*                                   8,790              91
   USA Mobility                                            3,575              39
   Vonage Holdings* (A)                                   36,195              37
   Windstream                                              2,200              24
                                                                     -----------
                                                                           5,759
                                                                     -----------
UTILITIES -- 4.2%
   AGL Resources                                           2,500              79
   Allegheny Energy                                        1,500              55
   Allete                                                  2,400             107
   Alliant Energy                                         13,278             428
   Avista                                                  3,700              80
   Black Hills                                             4,385             136
   California Water Service Group                          1,400              54
   Cascal                                                 14,700             154
   Centerpoint Energy                                     58,100             847
   CH Energy Group                                         3,000             131
   Cleco                                                   1,200              30
   CMS Energy                                             45,000             562
   DPL                                                    10,725             266
   El Paso Electric*                                       2,000              42
   Empire District Electric                               11,631             248
   Energen                                                13,500             611
   EnergySouth                                               800              49
   Equitable Resources                                     6,054             222
   Hawaiian Electric Industries                            6,200             180
   Idacorp                                                 3,100              90
   Integrys Energy Group                                  10,060             503
   ITC Holdings                                            3,684             191
   Laclede Group                                           2,875             139
   MDU Resources Group                                    12,640             367
   MGE Energy                                              4,400             156
   National Fuel Gas                                       2,400             101
   New Jersey Resources                                    1,950              70
   Nicor                                                   7,200             319
   NiSource                                               34,600             511
   Northeast Utilities                                     4,000             103
   Northwest Natural Gas                                   1,300              68
   NorthWestern                                           16,125             405
   NRG Energy*                                             1,200              30
   Oneok                                                   3,150             108
   Ormat Technologies                                     11,100             403
   Pepco Holdings                                            500              11
   Pinnacle West Capital                                  19,300             664
   PNM Resources                                           7,152              73

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

Tax-Managed Small Cap Fund (Concluded)

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Portland General Electric                               4,670   $         110
   PPL                                                     2,600              96
   Puget Energy                                           16,000             427
   Questar                                                 1,500              61
   Reliant Energy*                                        17,238             127
   SCANA                                                  29,147           1,136
   Sempra Energy                                           2,800             141
   Southern Union                                         24,600             508
   Southwest Gas                                          12,850             389
   UGI                                                    14,600             376
   UIL Holdings                                            1,533              54
   Vectren                                                   700              19
   Westar Energy                                          21,600             498
   WGL Holdings                                            1,100              36
   Wisconsin Energy                                       17,200             773
                                                                     -----------
                                                                          13,344
                                                                     -----------
Total Common Stock
   (Cost $330,865) ($ Thousands)                                         311,564
                                                                     -----------
PREFERRED STOCK -- 0.1%
FINANCIALS -- 0.1%
   East West Bancorp (A)                                     215             189
                                                                     -----------
Total Preferred Stock
   (Cost $215) ($ Thousands)                                                 189
                                                                     -----------

                                                     Number of
                                                      Warrants
                                                   -------------
WARRANTS -- 0.0%
   Washington Mutual* (C)                                124,600              11
                                                                     -----------
Total Warrants
   (Cost $29) ($ Thousands)                                                   11
                                                                     -----------

AFFILIATED PARTNERSHIP -- 5.6%
   SEI Liquidity Fund, L.P., 2.590%**++ (D)           18,232,307          18,006
                                                                     -----------
Total Affiliated Partnership
   (Cost $18,232) ($ Thousands)                                           18,006
                                                                     -----------

CASH EQUIVALENT -- 1.8%
   SEI Daily Income Trust, Prime Obligation
      Fund, Cl A, 2.350%**++                           5,784,576           5,785
                                                                     -----------
Total Cash Equivalent
   (Cost $5,785) ($ Thousands)                                             5,785
                                                                     -----------

                                                    Face Amount     Market Value
Description                                        ($ Thousands)   ($ Thousands)
------------------------------------------------   -------------   -------------
U.S. TREASURY OBLIGATION -- 0.4%
   U.S. Treasury Bills
      1.657%, 11/20/08 (B) (E)                     $       1,116     $     1,116
                                                                     -----------
Total U.S. Treasury Obligation
   (Cost $1,114) ($ Thousands)                                             1,116
                                                                     -----------
Total Investments -- 105.7%
   (Cost $356,240) ($ Thousands)                                     $   336,671
                                                                     ===========

A summary of the open futures contracts held by the Fund at September 30, 2008, is as follows (see Note 2 In the Notes to Financial Statements:

                              NUMBER OF                   UNREALIZED
                              CONTRACTS    EXPIRATION    DEPRECIATION
TYPE OF CONTRACT            LONG (SHORT)      DATE      ($ THOUSANDS)
----------------            ------------   ----------   -------------
Russell 2000 Index E-MINI         52        Dec-2008        $(100)
S&P Mid 400 Index E-MINI          46        Dec-2008         (115)
                                                            -----
                                                            $(215)
                                                            =====

Percentages are based on Net Assets of $318,520 ($ Thousands).

*    Non-income producing security.

**   Rate shown is the 7-day effective yield as of September 30, 2008.

+    Real Estate Investment Trust.

++   Investment in Affiliated Security (see Note 3).

(A) This Security or a partial position of this security is on loan at September 30, 2008 (see Note 7). The total market value of securities on loan at September 30, 2008 was $18,009 ($ Thousands).

(B) Security, or portion thereof, has been pledged as collateral on open futures contracts.

(C) This warrant represents a potential distribution settlement in a legal claim and does not have a strike price or expiration date.

(D) This security was purchased with cash collateral held from securities on loan (see Note 7). The total market value of such securities as of September 30, 2008 was $18,006 ($ Thousands).

(E)  The rate reported is the effective yield at time of purchase.

ADR  --  American Depositary Receipt
Cl   --   Class
L.P. -- Limited Partnership

The accompanying notes are an integral part of the financial statements.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

Small/Mid Cap Diversified Alpha Fund

September 30, 2008

SECTOR WEIGHTINGS# (UNAUDITED):

                               (PERFORMANCE GRAPH)

Mortgage-Backed Securities           16.1%
Financials                           14.4%
Information Technology               10.9%
Industrials                          10.2%
Health Care                           9.7%
Short-Term Investment                 9.2%
Consumer Discretionary                7.9%
Energy                                5.3%
Materials                             4.4%
Utilities                             3.9%
Asset-Backed Securities               3.1%
Consumer Staples                      1.9%
U.S. Government Agency Obligations    1.3%
Telecommunication Services            1.3%
U.S. Treasury Obligations             0.4%
Convertible Bond                      0.0%
Warrants                              0.0%

#Percentages based on total investments.

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
COMMON STOCK -- 84.9%
CONSUMER DISCRETIONARY -- 9.6%
   1-800-FLOWERS.COM, Cl A* (A)                           11,300   $         68
   Aaron Rents                                             3,600             97
   Abercrombie & Fitch, Cl A                                 764             30
   Advance Auto Parts (A)                                  6,346            252
   Aeropostale* (A)                                          750             24
   American Eagle Outfitters                              10,300            157
   AnnTaylor Stores* (A)                                   8,169            169
   ArvinMeritor                                            2,633             34
   Autoliv SDR                                             2,186             74
   Bally Technologies*                                        82              2
   Bed Bath & Beyond*                                      1,000             31
   Belo, Cl A (A)                                          8,100             48
   Big Lots* (A)                                           7,953            221
   Black & Decker                                          1,138             69
   Borders Group                                           3,921             26
   BorgWarner                                              2,203             72
   Brown Shoe                                             11,391            187
   Buckle (A)                                                500             28
   Cache*                                                    900              6
   Callaway Golf                                           3,250             46
   Career Education* (A)                                   7,288            119
   Carter's*                                               3,000             59
   Casual Male Retail Group*                              40,000            157
   Cato, Cl A                                             18,000            316
   CBRL Group                                              2,553             67
   CEC Entertainment* (A)                                  6,521            216
   Central European Media Enterprises, Cl A*                 675             44
   Charming Shoppes*                                      23,600            115
   Childrens Place Retail Stores* (A)                        500             17
   Chipotle Mexican Grill, Cl A*                             175             10

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Christopher & Banks                                     2,100   $         16
   Cinemark Holdings                                       6,162             84
   CKE Restaurants                                         1,073             11
   Cooper Tire & Rubber                                    2,100             18
   Corinthian Colleges*                                    1,300             20
   Cox Radio, Cl A* (A)                                    8,689             92
   CSS Industries                                          1,504             39
   Deckers Outdoor*                                          200             21
   DeVry                                                     700             35
   DISH Network, Cl A* (A)                                 3,800             80
   Dollar Tree* (A)                                        5,000            182
   Dover Downs Gaming & Entertainment (A)                  2,700             21
   DreamWorks Animation SKG, Cl A* (A)                    12,609            397
   DSW, Cl A*                                             15,500            212
   Dufry South America (United Kingdom)                    9,000             75
   Eddie Bauer Holdings*                                  28,700            154
   Entercom Communications                                 7,864             39
   Exide Technologies*                                     3,509             26
   Family Dollar Stores (A)                                6,900            164
   FGX International Holdings* (A)                         1,000             11
   Finish Line, Cl A                                       9,259             92
   Foot Locker                                             3,216             52
   Fossil*                                                 1,000             28
   Fred's, Cl A                                              218              3
   Fuel Systems Solutions*                                 1,400             48
   Furniture Brands International                          6,870             72
   Genesco* (A)                                            2,825             95
   Harman International Industries                           415             14
   Harris Interactive*                                     7,300             13
   Harte-Hanks                                             2,600             27
   Hasbro (A)                                              8,933            310
   Hibbett Sports*                                           100              2
   Hillenbrand                                               800             16
   HOT Topic*                                              3,725             25
   Hovnanian Enterprises, Cl A*                                6             --
   HSN*                                                    1,365             15
   Iconix Brand Group*                                     2,300             30
   Interactive Data                                        2,989             75
   Interpublic Group*                                      3,569             28
   Interval Leisure Group*                                 1,365             14
   iRobot*                                                   400              6
   ITT Educational Services*                                 930             75
   Jones Apparel Group                                     4,553             84
   Lear* (A)                                               3,300             35
   Lee Enterprises                                         3,200             11
   Lennar, Cl B*                                             100              1
   Lennar, Cl A                                            5,366             82
   Lin TV, Cl A*                                             989              5
   LKQ*                                                    2,100             36
   M/I Homes (A)                                           1,700             39

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Matthews International, Cl A                            1,214   $         62
   McClatchy, Cl A                                         4,900             22
   Media General, Cl A (A)                                 3,000             37
   Meredith (A)                                            2,765             78
   Meritage Homes*                                         1,834             45
   Morgans Hotel Group*                                      900             10
   Morningstar*                                              175             10
   NetFlix* (A)                                            3,775            117
   New York* (A)                                          11,825            113
   Nutri/System                                               67              1
   NVR* (A)                                                  205            117
   O'Charleys (A)                                          6,618             58
   Office Depot*                                          30,500            178
   OfficeMax                                              18,200            162
   O'Reilly Automotive*                                    1,406             38
   Pacific Sunwear of California*                          2,600             17
   Penn National Gaming*                                   5,015            133
   Perry Ellis International* (A)                          4,200             63
   Phillips-Van Heusen                                     2,800            106
   Playboy Enterprises, Cl B*                                536              2
   priceline.com*                                            600             41
   Pulte Homes (A)                                         6,822             95
   RadioShack (A)                                          5,886            102
   RC2*                                                    1,300             26
   RCN* (A)                                                1,700             21
   Regis                                                   5,900            162
   Rent-A-Center* (A)                                      7,396            165
   Retail Ventures*                                       26,000            101
   Ross Stores (A)                                         6,472            238
   Russ Berrie*                                            9,435             72
   Ryland Group                                              900             24
   Sauer-Danfoss                                           1,655             41
   Scholastic                                              3,196             82
   Shutterfly*                                            21,000            202
   Snap-On (A)                                             2,100            111
   Sotheby's                                               1,700             34
   Stage Stores                                            1,500             20
   Stamps.com*                                             2,200             26
   Standard-Pacific                                       18,146             89
   Stanley Works                                             285             12
   Steven Madden* (A)                                      4,900            121
   Strayer Education                                         400             80
   Systemax                                                1,100             15
   Talbots                                                 5,195             68
   Tecnisa (Brazil)                                       43,500            104
   Thunderbird Resorts PIPE* (B) (C) (E)                  15,300            138
   Thunderbird Resorts PIPE* (B) (C)                       1,700             15
   Ticketmaster*                                           1,365             15
   Titan International                                        75              2
   Tractor Supply* (A)                                     2,176             92
   TRW Automotive Holdings* (A)                            7,000            111
   Tupperware Brands (A)                                   1,100             30
   Tween Brands*                                           5,671             56

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Under Armour, Cl A*                                       350   $         11
   Universal Electronics*                                    500             12
   Urban Outfitters*                                         400             13
   WABCO Holdings                                          1,004             36
   Warnaco Group* (A)                                      3,165            143
   Warner Music Group (A)                                  6,300             48
   Weight Watchers International                           2,287             84
   Wolverine World Wide                                    3,112             82
   Zumiez* (A)                                             5,072             84
                                                                        -------
                                                                         10,184
                                                                        -------
CONSUMER STAPLES -- 2.3%
   Asiatic Development (Malaysia)                        119,500            160
   Avon Products                                           2,815            117
   BJ's Wholesale Club* (A)                                2,895            113
   Casey's General Stores                                    225              7
   Central Garden and Pet, Cl A*                           2,795             17
   Chiquita Brands International*                          4,148             66
   Church & Dwight (A)                                     1,980            123
   Constellation Brands, Cl A*                             3,861             83
   Corn Products International (A)                         4,346            140
   Cosan SA Industria e Comercio (Brazil)*                24,200            163
   Darling International* (A)                             16,683            185
   Dean Foods*                                             4,342            101
   Del Monte Foods                                        11,357             89
   Diamond Foods (A)                                         600             17
   Energizer Holdings*                                         6             --
   Hansen Natural*                                         1,200             36
   Herbalife (A)                                           1,100             43
   Hormel Foods                                            1,862             68
   Lance                                                   8,400            191
   Lorillard                                               2,187            156
   NBTY* (A)                                               3,671            108
   Pepsi Bottling Group (A)                                2,500             73
   Prestige Brands Holdings*                               8,641             77
   Ralcorp Holdings* (A)                                   2,539            171
   Ruddick                                                    78              3
   Smithfield Foods*                                       2,575             41
   Spartan Stores                                          1,600             40
   Tyson Foods, Cl A                                          18             --
   Universal                                                  45              2
   Zhongpin* (A)                                           2,900             31
                                                                        -------
                                                                          2,421
                                                                        -------
ENERGY -- 6.4%
   Allis-Chalmers Energy* (A)                              5,600             71
   Approach Resources*                                     2,805             41
   Arena Resources*                                          400             16
   Arlington Tankers                                      11,700            180
   ATP Oil & Gas*                                         12,530            223
   Basic Energy Services*                                  6,450            137
   BPZ Energy PIPE*                                       10,100            174

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   BPZ Resources*                                       11,845     $        204
   Brigham Exploration*                                  1,100               12
   Bristow Group*                                        1,000               34
   Bronco Drilling*                                      2,800               29
   Callon Petroleum*                                     1,305               24
   Cameron International*                                1,450               56
   Cano Petroleum*                                      23,600               55
   Carrizo Oil & Gas*                                    2,016               73
   Cimarex Energy (A)                                    3,051              149
   Clayton Williams Energy* (A)                          1,300               92
   Complete Production Services* (A)                     9,850              198
   Comstock Resources*                                     282               14
   Denbury Resources*                                    3,500               67
   Dresser-Rand Group*                                   2,145               68
   Encore Acquisition*                                   1,642               69
   Energy Partners* (A)                                 33,330              289
   Energy XXI Bermuda                                    4,800               15
   ENSCO International (A)                               2,400              138
   FMC Technologies*                                     1,259               59
   Forest Oil* (A)                                       3,206              159
   Foundation Coal Holdings (A)                          3,634              129
   GMX Resources*                                          550               26
   Grey Wolf* (A)                                       12,934              101
   Gulfport Energy*                                      1,100               11
   Helix Energy Solutions Group*                         1,250               30
   Helmerich & Payne (A)                                 5,000              216
   Hercules Offshore*                                    8,400              127
   Hornbeck Offshore Services*                           2,951              114
   Hugoton Royalty Trust                                 1,950               52
   Infinity Bio-Energy*                                 75,000              228
   ION Geophysical*                                      4,887               69
   Lufkin Industries (A)                                 1,419              113
   Mahalo Energy*                                       33,500               38
   Mariner Energy* (A)                                   8,938              183
   Massey Energy (A)                                     6,638              237
   Matrix Service* (A)                                   3,100               59
   McMoRan Exploration* (A)                              3,560               84
   Meridian Resource*                                    3,300                6
   Mitcham Industries* (A)                               2,100               21
   Newfield Exploration*                                 1,750               56
   Oceaneering International*                            1,075               57
   Oilsands Quest*                                      30,700               92
   Oilsands Quest PIPE*                                  3,500               10
   OPTI (Canada)*                                        9,800              102
   PetroHawk Energy*                                       900               19
   Petroleum Development*                                1,050               47
   Plains Exploration & Production* (A)                  3,400              120
   PrimeEnergy *                                           517               38
   Quicksilver Resources*                                  700               14
   Rentech*                                             71,600               95
   Rex Energy*                                           5,559               88
   Rowan                                                 2,342               72
   StealthGas                                           13,000              176
   Stone Energy* (A)                                     1,266               54

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Superior Energy Services* (A)                         3,838     $        120
   Swift Energy*                                         6,875              266
   T-3 Energy Services, Cl 3*                            2,245               83
   Tetra Technologies* (A)                               2,350               33
   Tidewater                                               880               49
   Transmontaigne Partners                                 325                7
   Unit* (A)                                             8,314              414
   Uranium One (Canada)*                                15,000               32
   Uranium Participation (Canada)*                       2,600               15
   W&T Offshore (A)                                      3,819              104
   Whiting Petroleum*                                      785               56
   Willbros Group*                                       2,145               57
   Williams                                              1,540               36
                                                                        -------
                                                                          6,802
                                                                        -------
FINANCIALS -- 17.5%
   Advance America Cash Advance Centers                  9,791               29
   Alexander's*+                                           100               40
   Alexandria Real Estate Equities+                      2,099              236
   Allied World Assurance Holdings (A)                   2,700               96
   AMBAC Financial Group                                 4,681               11
   American Financial Group (A)                          9,961              294
   AmeriCredit*                                          2,600               26
   Amtrust Financial Services (A)                       11,705              159
   Annaly Capital Management+ (A)                       14,018              189
   Anthracite Capital+ (A)                              18,900              101
   Anworth Mortgage Asset+ (A)                          71,923              426
   AON                                                   2,085               94
   Apartment Investment & Management, Cl A+ (A)          1,511               53
   Arch Capital Group* (A)                               4,210              307
   Aspen Insurance Holdings (A)                          4,000              110
   Associated Banc-Corp                                  5,514              110
   Assurant                                              3,125              172
   Astoria Financial (A)                                 4,700               97
   Axis Capital Holdings (A)                             2,200               70
   Bancorpsouth (A)                                      5,019              141
   Bank Mutual                                           2,600               30
   Bank of Hawaii (A)                                    3,289              176
   Bank of the Ozarks                                    3,190               86
   Berkshire Hills Bancorp (A)                             900               29
   BGC Partners                                          9,768               42
   BioMed Realty Trust+                                  2,682               71
   BlackRock                                               470               91
   Brasil Brokers Participacoes*                        20,000               62
   Calamos Asset Management, Cl A                        4,244               76
   Canaccord Capital (Canada)                            9,600               72
   CapitalSource+                                        1,082               13
   Capitol Federal Financial                             1,976               88
   Capstead Mortgage+                                   21,234              233
   Cash America International (A)                        5,913              213
   Cathay General Bancorp                                2,484               59

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Cedar Shopping Centers+ (A)                             9,200     $       122
   Centerline Holding                                        100              --
   Central Pacific Financial                               4,112              69
   Chimera Investment+                                     6,121              38
   CIT Group                                               3,300              23
   City Bank                                                 865              13
   CME Group                                                  90              33
   CNA Surety* (A)                                         5,465              91
   Colonial BancGroup                                     14,131             111
   Colonial Properties Trust+                              5,700             107
   Columbia Banking System                                   264               5
   Commerce Bancshares (A)                                 2,243             104
   Community Bank System                                   1,812              46
   Companhia Brasileira de
      Desenvolvimento Imobiliari
      Turistico (Brazil)*                                    500             143
   Compass Diversified Holdings                            2,809              39
   Corus Bankshares                                        2,570              10
   Cullen/Frost Bankers                                    2,085             125
   CVB Financial                                           3,800              53
   Darwin Professional Underwriters*                       2,459              76
   Delphi Financial Group, Cl A (A)                        2,979              84
   Digital Realty Trust+                                   2,310             109
   Dime Community Bancshares                               6,637             101
   Discover Financial Services                             3,400              47
   Dollar Financial*                                      13,396             206
   Dundee (Canada)+                                        3,600             101
   E*Trade Financial*                                     23,323              65
   EastGroup Properties+                                     500              24
   Eaton Vance                                             4,623             163
   eHealth*                                                  200               3
   EMC Insurance Group                                     1,815              54
   Encore Capital Group*                                   1,923              26
   Entertainment Properties Trust+                         1,060              58
   Equity Lifestyle Properties+                              729              39
   Evercore Partners, Cl A                                 9,100             164
   FCStone Group*                                          2,000              36
   Federated Investors, Cl B (A)                           3,490             101
   Fidelity National Financial, Cl A                       4,578              67
   Financial Federal                                       3,600              83
   First Cash Financial Services*                          4,332              65
   First Commonwealth Financial                            2,900              39
   First Financial Bancorp                                 3,500              51
   First Financial Bankshares                                553              29
   First Horizon National                                  7,136              67
   First Midwest Bancorp                                   7,386             179
   First Niagara Financial Group                           1,300              20
   First Potomac Realty Trust+                             5,075              87
   FirstFed Financial* (A)                                 3,200              25
   FirstMerit                                              5,304             111
   Flushing Financial (A)                                  3,000              53
   GAMCO Investors, Cl A (A)                                 400              24
   General Shopping Brasil (Brazil)*                      35,900             138
   GLG Partners (A)                                       12,800              69

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Gluskin Sheff + Associates (Canada)                     9,500   $         138
   GMP Capital Trust (Canada)                             10,100              96
   Greenhill (A)                                           1,545             114
   Grubb & Ellis                                          55,000             149
   Hallmark Financial Services*                            6,741              61
   Hancock Holding                                         3,882             198
   Hanover Insurance Group                                 5,780             263
   Hatteras Financial+                                     5,000             116
   Health Care+ (A)                                        9,366             499
   Healthcare Realty Trust+                                1,305              38
   Hersha Hospitality Trust+ (A)                          34,400             256
   Highbury Financial*                                    13,600              42
   Highwoods Properties+ (A)                               3,900             139
   HRPT Properties Trust+                                  4,800              33
   Huntington Bancshares                                   4,021              32
   IntercontinentalExchange*                                 580              47
   Investment Technology Group*                            5,899             180
   Investors Bancorp*                                         39               1
   Investors Real Estate Trust+                           17,500             196
   Janus Capital Group (A)                                 4,614             112
   Kansas City Life Insurance                              2,900             133
   KBW*                                                    3,528             116
   Kilroy Realty+                                          1,300              62
   Knight Capital Group, Cl A* (A)                        11,045             164
   LandAmerica Financial Group                               700              17
   Lazard, Cl A                                            2,550             109
   Lexington Realty Trust+ (A)                             8,300             143
   LTC Properties+                                         4,584             134
   Macerich+                                                 441              28
   Mack-Cali Realty+ (A)                                   3,300             112
   MCG Capital                                             8,000              21
   MFA Mortgage Investments+                              55,231             359
   Mid-America Apartment Communities+                        719              35
   Midwest Banc Holdings                                   2,620              10
   MSCI, Cl A*                                             1,200              29
   NASDAQ Stock Market* (A)                                2,849              87
   National City                                             466               1
   National Financial Partners                             2,885              43
   National Health Investors+                              1,135              39
   National Penn Bancshares                                5,528              81
   National Retail Properties+                             3,458              83
   Nationwide Health Properties+ (A)                       8,333             300
   Navigators Group*                                       1,075              62
   NBT Bancorp (A)                                         2,900              87
   New York Community Bancorp                             22,004             369
   NewAlliance Bancshares                                  8,602             129
   Northern Trust (A)                                        500              36
   NorthStar Realty Finance+ (A)                          30,925             240
   NYSE Euronext                                             720              28
   OceanFirst Financial (A)                                1,400              25
   Old National Bancorp                                    2,436              49
   Omega Healthcare Investors+ (A)                         6,226             122
   One Liberty Properties+ (A)                             1,100              19

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   optionsXpress Holdings (A)                              4,083   $          79
   Oriental Financial Group (A)                            7,400             132
   PacWest Bancorp                                         2,238              64
   Penson Worldwide*                                         300               4
   People's United Financial                               1,265              24
   Philadelphia Consolidated Holding*                      1,124              66
   Platinum Underwriters Holdings                          5,864             208
   PMA Capital* (A)                                        3,100              27
   Preferred Bank                                            143               2
   Prosperity Bancshares                                   1,300              44
   Provident Bankshares                                    4,054              39
   PS Business Parks+                                         96               6
   Public Storage+                                         1,650             163
   Pzena Investment Management, Cl A (A)                   3,600              34
   RAIT Financial Trust+                                      78              --
   RAM Holdings*                                          10,700              18
   Raymond James Financial (A)                             3,824             126
   Rayonier+ (A)                                           5,531             262
   Realty Income+                                          9,290             238
   Republic Bancorp, Cl A (A)                              2,200              67
   Resource Capital+ (A)                                   5,500              33
   S&T Bancorp                                             1,700              63
   Sanders Morris Harris Group (A)                         1,200              10
   SCBT Financial                                            700              26
   SLM* (A)                                                1,200              15
   South Financial Group                                   7,238              53
   Southside Bancshares (A)                                  935              24
   St. Joe                                                 1,485              58
   StanCorp Financial Group (A)                            2,100             109
   Stifel Financial* (A)                                   4,813             240
   Sun Bancorp*                                              105               1
   Susquehanna Bancshares                                  1,400              27
   SVB Financial Group* (A)                                1,501              87
   SWS Group                                               3,800              77
   TD Ameritrade Holding*                                  4,430              72
   Titanium Asset*                                        15,400              81
   Torchmark                                                 600              36
   TradeStation Group* (A)                                 9,663              90
   Transatlantic Holdings (A)                              2,842             154
   Tree.com*                                                  72              --
   Trustco Bank NY                                         8,100              95
   Trustmark                                               2,830              59
   UMB Financial                                           1,410              74
   Uranium Participation*                                 18,400             107
   U-Store-It Trust+ (A)                                   9,300             114
   Valley National Bancorp (A)                             6,300             132
   Value Creation* (B) (C)                                 8,040              63
   Ventas+ (A)                                             2,829             140
   Waddell & Reed Financial, Cl A                          2,519              62
   Washington Federal                                      9,023             166
   Webster Financial (A)                                   2,100              53
   Weingarten Realty Investors+                            1,300              46

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Westamerica Bancorporation                                600   $          35
   World Acceptance*                                       9,032             325
   WR Berkley                                              1,927              45
   WSFS Financial                                            847              51
   XL Capital, Cl A (A)                                    5,100              91
   Zions Bancorporation                                    5,449             211
                                                                   -------------
                                                                          18,508
                                                                   -------------
HEALTH CARE -- 11.8%
   Adolor*                                                 2,900              10
   Affymax* (A)                                            1,000              20
   Affymetrix* (A)                                         5,600              43
   Albany Molecular Research*                              1,000              18
   Align Technology*                                       1,855              20
   Allos Therapeutics*                                     1,800              13
   Alnylam Pharmaceuticals* (A)                            3,409              99
   Alpharma, Cl A*                                           570              21
   Amedisys*                                                 800              39
   American Medical Systems Holdings*                      2,195              39
   AMERIGROUP* (A)                                         7,095             179
   Amsurg*                                                 9,222             235
   Analogic                                                  335              17
   Angiodynamics*                                          3,200              51
   Arena Pharmaceuticals*                                 33,000             165
   Ariad Pharmaceuticals*                                 45,200             112
   Array Biopharma* (A)                                    3,500              27
   Assisted Living Concepts, Cl A*                         1,640              10
   Biogen Idec*                                            1,600              80
   BioScrip*                                              10,538              31
   Cantel Medical*                                         4,297              41
   Caraco Pharmaceutical Laboratories*                        99               1
   Cardiac Science*                                        3,951              41
   Centene* (A)                                            7,975             164
   Cephalon* (A)                                           1,040              81
   Charles River Laboratories International*               1,800             100
   Chemed                                                  2,334              96
   Chindex International*                                    330               4
   Computer Programs & Systems                             1,545              45
   Conmed* (A)                                             4,300             138
   Cooper                                                    895              31
   Corvel*                                                 2,544              73
   Covance*                                                2,350             208
   Cross Country Healthcare*                               2,558              42
   CryoLife* (A)                                           1,300              17
   Cubist Pharmaceuticals* (A)                             5,715             127
   CV Therapeutics* (A)                                   21,900             237
   Cyberonics* (A)                                         3,200              54
   Cynosure, Cl A* (A)                                     4,200              75
   Cypress Bioscience*                                     3,100              23
   Datascope                                                 974              50
   Dentsply International (A)                              5,500             206
   Depomed*                                               12,402              45
   Eclipsys*                                               2,035              43

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Edwards Lifesciences* (A)                               1,000   $          58
   Emergency Medical Services, Cl A* (A)                   3,400             102
   Emergent Biosolutions*                                  7,767             102
   Endo Pharmaceuticals Holdings* (A)                     18,804             376
   Enzo Biochem*                                           2,800              31
   eResearchTechnology*                                    5,575              66
   Exactech* (A)                                             800              18
   Exelixis* (A)                                          38,300             233
   Express Scripts*                                        1,975             146
   Forest Laboratories*                                    2,550              72
   Gen-Probe*                                              1,457              77
   Genzyme*                                                1,555             126
   GTx* (A)                                                3,000              57
   Health Management Associates, Cl A*                    10,663              44
   Health Net*                                             5,350             126
   HealthExtras* (A)                                       3,027              79
   Healthsouth*                                            2,223              41
   Healthways*                                             2,365              38
   Henry Schein*                                             706              38
   Hill-Rom Holdings (A)                                   6,700             203
   Hologic*                                                3,346              65
   Human Genome Sciences* (A)                             32,200             204
   Idexx Laboratories*                                     2,100             115
   Illumina* (A)                                             650              26
   Immucor*                                                3,100              99
   IMS Health (A)                                          3,800              72
   Incyte*                                                25,900             198
   InterMune* (A)                                          2,900              50
   Intuitive Surgical*                                       550             133
   Invitrogen*                                             3,562             135
   Isis Pharmaceuticals*                                   2,753              46
   Kendle International* (A)                               3,147             141
   Kensey Nash*                                            1,642              52
   Kindred Healthcare* (A)                                 7,510             207
   Kinetic Concepts* (A)                                   5,555             159
   King Pharmaceuticals* (A)                              21,367             205
   Laboratory Corp of America Holdings*                    3,300             229
   LHC Group*                                              2,826              80
   LifePoint Hospitals* (A)                                4,220             136
   Lincare Holdings* (A)                                   8,637             260
   Magellan Health Services*                               3,520             145
   Martek Biosciences (A)                                  3,000              94
   Medical Action Industries*                                200               3
   Medicines*                                              7,700             179
   Medicis Pharmaceutical, Cl A (A)                        1,200              18
   Meridian Bioscience                                     2,600              76
   Merit Medical Systems*                                    900              17
   Micrus Endovascular*                                   10,000             140
   Molina Healthcare*                                      2,048              63
   Neurocrine Biosciences* (A)                             4,300              20
   Nighthawk Radiology Holdings*                           1,700              12
   Odyssey HealthCare*                                    17,400             177
   Omnicare (A)                                            4,500             129
   Omnicell*                                                 845              11

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   OSI Pharmaceuticals* (A)                                5,048   $         249
   Owens & Minor (A)                                       3,940             191
   Par Pharmaceutical*                                       815              10
   Parexel International*                                  1,100              32
   Patterson* (A)                                          3,685             112
   PDL BioPharma*                                          1,743              16
   Pediatrix Medical Group*                                1,200              65
   PerkinElmer                                             4,798             120
   Perrigo                                                 3,058             118
   Pharmaceutical Product Development                      2,600             108
   PharmaNet Development Group*                            2,360              17
   Pozen* (A)                                              1,300              14
   Profarma Distribuidora de Produtos
      Farmaceuticos (Brazil)                              15,900             131
   Quidel*                                                 5,624              92
   Regeneron Pharmaceuticals* (A)                          2,800              61
   Repligen*                                                 500               2
   Res-Care*                                               2,094              38
   Resmed*                                                 2,535             109
   Rigel Pharmaceuticals*                                 11,900             278
   Salix Pharmaceuticals*                                  1,600              10
   Savient Pharmaceuticals*                                1,000              15
   Sirona Dental Systems* (A)                              6,310             147
   Somanetics*                                             5,156             113
   STERIS (A)                                              1,100              41
   Symmetry Medical*                                         600              11
   Synta Pharmaceuticals* (A)                              2,300              18
   Techne*                                                 1,500             108
   Universal American Financial*                             187               2
   Universal Health Services, Cl B                         3,165             177
   Valeant Pharmaceuticals International*                    800              16
   Vertex Pharmaceuticals* (A)                             3,000             100
   Viropharma* (A)                                        16,518             217
   Vital Signs                                             1,220              90
   Warner Chilcott, Cl A* (A)                              5,100              77
   Waters* (A)                                             5,978             348
   Watson Pharmaceuticals* (A)                            10,732             306
   WellCare Health Plans*                                    250               9
   Zoll Medical*                                             700              23
                                                                   -------------
                                                                          12,491
                                                                   -------------
INDUSTRIALS -- 12.4%
   Actuant, Cl A (A)                                       8,893             224
   Acuity Brands (A)                                       1,500              63
   Administaff                                               100               3
   Advisory Board*                                         1,557              47
   AGCO* (A)                                              10,956             467
   Aircastle                                               4,100              41
   Alamo Group (A)                                           800              14
   Albany International, Cl A                              1,480              40
   Alexander & Baldwin                                     1,010              44
   Allen-Vanguard*                                        70,000              22

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Alliant Techsystems* (A)                                2,045   $         192
   Allied Waste Industries* (A)                            1,974              22
   Altra Holdings* (A)                                     3,300              49
   Amerco*                                                   187               8
   American Railcar Industries                             1,411              23
   AO Smith                                                1,570              62
   Apogee Enterprises (A)                                  7,200             108
   Applied Industrial Technologies                         3,071              83
   Applied Signal Technology (A)                           1,100              19
   Arkansas Best                                           1,115              38
   Armstrong World Industries                              1,000              29
   Avis Budget Group* (A)                                  4,300              25
   BE Aerospace*                                           4,363              69
   Belden                                                  3,182             101
   Blount International*                                   1,275              14
   Brady, Cl A                                             2,536              89
   Briggs & Stratton                                      10,495             170
   Brink's                                                     8              --
   Bucyrus International, Cl A (A)                         1,600              71
   C.H. Robinson Worldwide                                   900              46
   Ceradyne*                                               1,000              37
   Chart Industries* (A)                                   2,773              79
   China Architectural Engineering* (A)                    4,000              28
   CIRCOR International (A)                                  600              26
   Columbus McKinnon* (A)                                  3,800              90
   Comfort Systems USA (A)                                 9,000             120
   COMSYS IT Partners* (A)                                 1,100              11
   Consolidated Graphics*                                  2,883              87
   Continental Airlines, Cl B*                             5,171              86
   Corrections Corp of America*                            9,138             227
   CRA International*                                      6,927             190
   Crane (A)                                               5,849             174
   Curtiss-Wright                                          1,251              57
   Deluxe                                                     18              --
   Dollar Thrifty Automotive Group*                       11,052              21
   Dover (A)                                               2,200              89
   Duff & Phelps* (A)                                      1,300              27
   Dun & Bradstreet                                        3,855             364
   Dycom Industries*                                       8,060             105
   Dynamic Materials                                       5,000             116
   EMCOR Group* (A)                                       10,918             287
   Encore Wire                                             1,500              27
   Ennis                                                   1,400              22
   EnPro Industries* (A)                                   4,200             156
   Equifax                                                 3,825             132
   ESCO Technologies*                                        875              42
   Federal Signal (A)                                      5,600              77
   Flowserve (A)                                             823              73
   Force Protection*                                      27,200              73
   Gardner Denver* (A)                                     5,033             175
   GATX                                                      800              32
   GenCorp*                                                4,000              27
   General Cable*                                          1,295              46

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Geo Group*                                              4,951   $         100
   GeoEye*                                                 7,250             160
   Gibraltar Industries (A)                                4,500              84
   Goodrich                                                1,250              52
   GrafTech International* (A)                            13,751             208
   Graham                                                    300              16
   H&E Equipment Services*                                16,980             164
   Harsco (A)                                              2,600              97
   Hawaiian Holdings* (A)                                 14,997             139
   Heidrick & Struggles International                      2,555              77
   Herman Miller                                           2,482              61
   Hertz Global Holdings* (A)                             11,700              89
   HNI                                                     2,184              55
   Houston Wire & Cable                                    1,971              34
   Hubbell, Cl B (A)                                       1,845              65
   Hubbell, Cl A                                             118               5
   IKON Office Solutions (A)                               6,023             102
   Jacobs Engineering Group*                               1,715              93
   JB Hunt Transport Services                              7,900             264
   John Bean Technologies*                                   271               3
   Joy Global                                                769              35
   Kaman                                                   1,245              35
   Kansas City Southern* (A)                               7,500             333
   KBR (A)                                                 1,100              17
   Kennametal                                                400              11
   Kirby* (A)                                              6,695             254
   Korn/Ferry International*                                  40               1
   Ladish*                                                 1,200              24
   Lennox International                                    1,222              41
   Lincoln Electric Holdings (A)                           4,199             270
   Lydall*                                                 2,200              21
   Manitowoc (A)                                           2,700              42
   Manpower                                                1,633              70
   Marten Transport*                                       2,021              39
   MasTec* (A)                                            16,301             217
   Michael Baker* (A)                                      1,500              52
   Navigant Consulting*                                    4,665              93
   NCI Building Systems* (A)                               3,200             102
   Old Dominion Freight Line*                              1,831              52
   Orion Marine Group*                                    17,500             184
   Oshkosh Truck                                           2,407              32
   Pacer International (A)                                10,977             181
   Pall                                                    7,409             255
   Pentair                                                 1,415              49
   Perini* (A)                                             3,100              80
   PowerSecure International*                                200               1
   PRG-Schultz International* (A)                          2,400              22
   Quanta Services*                                        7,440             201
   Republic Airways Holdings* (A)                         11,100             113
   Robbins & Myers (A)                                     2,573              80
   Rollins                                                   100               2
   RR Donnelley & Sons                                       540              13
   RSC Holdings* (A)                                      21,100             240

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Rush Enterprises, Cl A* (A)                             7,012   $         90
   Rush Enterprises, Cl B*                                 1,200             15
   Ryder System (A)                                        9,531            591
   School Specialty*                                          54              2
   Shaw Group* (A)                                         2,097             64
   Skywest (A)                                             4,035             64
   Southwest Airlines                                      9,900            144
   Spirit Aerosystems Holdings, Cl A*                      4,050             65
   SPX (A)                                                   400             31
   Standard Parking*                                         500             11
   Standard Register                                       2,230             22
   Standex International                                   2,421             67
   Sunpower, Cl A*                                         1,075             76
   Sunpower, Cl B*                                           360             25
   TAL International Group                                 8,200            171
   TBS International, Cl A* (A)                            1,100             15
   Tecumseh Products, Cl B*                                3,200             72
   Tecumseh Products, Cl A*                                   15             --
   Teleflex                                                  595             38
   Textainer Group Holdings (A)                           13,200            201
   Toro                                                      537             22
   Trex Co* (A)                                              700             13
   Trimas*                                                 6,657             44
   Twin Disc                                               1,209             17
   United Rentals*                                         2,017             31
   United Stationers*                                      4,795            229
   United Technologies                                       510             31
   Wabtec                                                  3,460            177
   Waste Connections*                                      1,985             68
   Waste Services* (A)                                     1,800             13
   Watson Wyatt Worldwide, Cl A (A)                        3,546            176
   Werner Enterprises                                      4,586            100
   WESCO International* (A)                                2,561             82
   Xerium Technologies (A)                                 8,030             52
   YRC Worldwide*                                          2,088             25
                                                                   ------------
                                                                         13,160
                                                                   ------------
INFORMATION TECHNOLOGY -- 13.2%
   3Com*                                                  37,660             88
   Activision Blizzard* (A)                                6,688            103
   ADC Telecommunications* (A)                            15,118            128
   Advanced Analogic Technologies*                         4,455             21
   Advanced Energy Industries*                             6,360             87
   Advanced Micro Devices*                                 6,800             36
   Akamai Technologies*                                    3,775             66
   Alliance Data Systems* (A)                              2,000            127
   Amkor Technology* (A)                                  13,500             86
   Ansys*                                                  2,900            110
   Applied Micro Circuits* (A)                            13,800             83
   Ariba*                                                  1,300             18
   Arris Group*                                           20,626            159
   Arrow Electronics* (A)                                  8,095            212
   Asyst Technologies*                                    33,600             81

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Atmel*                                                 99,231   $        336
   Avnet*                                                  1,881             46
   Avocent* (A)                                            8,288            170
   Benchmark Electronics* (A)                             15,587            219
   Blackboard*                                               725             29
   BMC Software* (A)                                       3,338             96
   Brightpoint*                                           11,987             86
   Broadridge Financial Solutions (A)                     12,636            194
   Cabot Microelectronics*                                   706             23
   CACI International, Cl A*                               1,267             63
   Checkpoint Systems*                                     3,040             57
   Ciena*                                                     39             --
   Cirrus Logic*                                           3,940             21
   Citrix Systems*                                         1,695             43
   Cognex                                                  1,600             32
   CommScope* (A)                                            900             31
   Compuware*                                              3,500             34
   Comtech Telecommunications*                             1,074             53
   Cree*                                                     840             19
   CSG Systems International* (A)                         12,183            214
   CTS                                                     4,620             59
   Cymer*                                                    565             14
   Cypress Semiconductor*                                  5,407             28
   Dice Holdings*                                          4,542             32
   Diebold                                                 5,182            172
   Digital River* (A)                                      4,071            132
   Diodes*                                                 5,986            110
   Dolby Laboratories, Cl A* (A)                           4,700            165
   DSP Group*                                             35,803            274
   DST Systems*                                            1,100             62
   Earthlink* (A)                                         13,600            116
   EFJ*                                                   21,000             26
   Electronics for Imaging*                                3,770             53
   Emulex*                                                   200              2
   Fair Isaac                                              2,708             62
   Fairchild Semiconductor International* (A)              5,500             49
   Flir Systems*                                           2,635            101
   Global Cash Access Holdings* (A)                        2,900             15
   Harris (A)                                              1,800             83
   Harris Stratex Networks, Cl A*                         27,469            215
   Heartland Payment Systems                               2,690             69
   Hewitt Associates, Cl A* (A)                            4,806            175
   Hutchinson Technology*                                  8,200             95
   Hypercom*                                               8,836             35
   IAC*                                                    6,810            118
   Imation                                                10,904            246
   Integral Systems                                        1,100             23
   Integrated Device Technology* (A)                      37,735            294
   Intermec*                                               1,040             20
   International Rectifier*                                  510             10
   Intersil, Cl A (A)                                        900             15
   Intuit*                                                 4,025            127
   Itron*                                                  1,265            112

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   IXYS                                                    3,402   $         31
   j2 Global Communications* (A)                             900             21
   Jabil Circuit (A)                                       9,400             90
   JDA Software Group* (A)                                18,274            278
   JDS Uniphase* (A)                                       9,829             83
   Juniper Networks*                                       1,315             28
   Jupitermedia*                                          19,300             22
   Kenexa* (A)                                             4,000             63
   Knot*                                                  24,600            205
   Lam Research*                                           2,900             91
   Lexmark International, Cl A* (A)                        5,886            192
   Linear Technology                                       2,200             67
   Lionbridge Technologies*                                1,173              3
   LSI Logic* (A)                                         32,300            173
   LTX-Credence*                                          15,850             28
   McAfee*                                                   575             20
   MEMC Electronic Materials*                                625             18
   Mentor Graphics* (A)                                   15,778            179
   Metavante Technologies* (A)                             5,500            106
   Mettler Toledo International* (A)                       3,483            341
   Micrel                                                  4,300             39
   Micros Systems*                                           264              7
   Microsemi*                                              3,350             85
   MicroStrategy, Cl A*                                    1,522             91
   Microtune*                                              3,110              8
   MIPS Technologies*                                     36,500            128
   ModusLink Global Solutions*                             1,700             16
   Monolithic Power Systems*                               3,285             57
   Move*                                                  19,535             41
   MTS Systems (A)                                         3,349            141
   Multi-Fineline Electronix* (A)                          5,600             83
   National Semiconductor                                  3,574             62
   NCR*                                                    1,375             30
   Net 1 UEPS Technologies* (A)                            2,207             49
   Netgear*                                               15,565            233
   Netlogic Microsystems*                                    320             10
   Novatel Wireless*                                      28,300            171
   Nvidia* (A)                                               600              6
   ON Semiconductor*                                       3,810             26
   Open Text*                                              2,371             82
   OSI Systems*                                            6,250            147
   Palm                                                   26,600            159
   Parametric Technology* (A)                              6,811            125
   Park Electrochemical                                    8,000            194
   Parkervision*                                          16,300            163
   PC Connection*                                          5,373             36
   Pegasystems                                             2,958             38
   Plantronics                                             1,644             37
   Plexus*                                                 4,218             87
   PMC-Sierra*                                            18,800            139
   QLogic* (A)                                            12,900            198
   RealNetworks*                                           2,575             13
   Rogers*                                                   369             14
   Rudolph Technologies*                                  22,000            184

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   SAIC* (A)                                               8,835   $        179
   Salesforce.com*                                           965             47
   Sapient*                                                4,491             33
   Scansource*                                                24              1
   Seachange International*                               15,000            145
   Secure Computing*                                       9,445             52
   Silicon Laboratories*                                   1,200             37
   Skyworks Solutions* (A)                                 5,500             46
   Sohu.com* (A)                                           3,976            222
   Standard Microsystems*                                    420             10
   Sybase* (A)                                            14,638            448
   Symyx Technologies*                                     1,845             18
   Synaptics* (A)                                            949             29
   SYNNEX*                                                   685             15
   Synopsys* (A)                                          12,079            241
   Taleo, Cl A*                                               90              2
   TeleCommunication Systems, Cl A* (A)                    5,100             35
   Teradata*                                               5,084             99
   Teradyne* (A)                                          13,500            105
   TIBCO Software*                                         5,000             37
   TNS* (A)                                                5,000             97
   Trimble Navigation*                                     1,600             41
   TriQuint Semiconductor* (A)                            18,526             89
   TTM Technologies*                                      24,881            247
   Tyler Technologies*                                     3,699             56
   Ultratech* (A)                                          2,300             28
   Unisys*                                                 9,888             27
   United Online (A)                                       4,399             41
   Valueclick* (A)                                         1,100             11
   Varian Semiconductor Equipment Associates*              1,725             43
   Veeco Instruments*                                      3,190             47
   VeriFone Holdings*                                        550              9
   Vishay Intertechnology*                                12,965             86
   Websense*                                                 925             21
   Western Digital* (A)                                    2,600             55
   Zebra Technologies, Cl A*                                 755             21
   Zygo*                                                   9,000            113
                                                                   ------------
                                                                         14,051
                                                                   ------------
MATERIALS -- 5.4%
   Airgas                                                  4,058            201
   AK Steel Holding (A)                                    1,400             36
   Albemarle                                               2,612             81
   AM Castle                                               4,073             70
   AMCOL International                                     5,150            161
   Ashland                                                 4,425            129
   Buckeye Technologies* (A)                              10,100             83
   Cabot                                                   1,755             56
   Carpenter Technology                                   10,583            271
   Celanese, Ser A                                         2,204             62
   Century Aluminum*                                       1,830             51

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-----------                                        -------------   -------------
   Cincinnati Bell*                                       22,624     $       70
   Eastman Chemical                                        1,095             60
   Ferro (A)                                              10,242            206
   Flotek Industries*                                      2,000             22
   FMC (A)                                                 4,730            243
   Frontera Copper (Canada)*                              59,000             68
   Glatfelter                                              5,555             75
   Greif, Cl A                                             4,091            268
   Grief, Cl B*                                              100              5
   Grupo Simec ADR*                                       14,000            124
   H.B. Fuller                                             6,555            137
   Hercules                                                   39              1
   Horsehead Holding*                                     32,600            192
   Innophos Holdings (A)                                   1,300             32
   Innospec                                                1,700             21
   James River Coal*                                       1,000             22
   Katanga Mining (Canada)*                               28,200            133
   LSB Industries*                                            31             --
   Lubrizol                                                  561             24
   Minerals Technologies (A)                               1,400             83
   Myers Industries                                        9,337            118
   Nalco Holding                                           1,600             30
   Neenah Paper                                            1,020             20
   NewMarket                                                 370             19
   Olin (A)                                               12,805            248
   Olympic Steel (A)                                       1,128             33
   OM Group*                                               6,700            151
   Owens-Illinois* (A)                                     4,849            143
   Packaging Corp of America                               3,400             79
   Pactiv*                                                 7,378            183
   Reliance Steel & Aluminum (A)                           4,893            186
   Rock-Tenn, Cl A (A)                                     4,200            168
   Rockwood Holdings*                                        400             10
   RTI International Metals*                               1,300             25
   Schnitzer Steel Industries, Cl A                        4,135            162
   Scotts Miracle-Gro, Cl A                                3,000             71
   ShengdaTech* (A)                                        5,200             36
   Sherritt International (Canada)                         9,600             51
   Silgan Holdings                                         2,540            130
   Sonoco Products (A)                                    10,530            313
   Terra Industries (A)                                    4,634            136
   Titanium Metals                                         2,400             27
   Universal Stainless & Alloy* (A)                        6,000            153
   US Concrete*                                            7,218             32
   Western Goldfields*                                   117,000            176
   Zep (A)                                                   900             16
                                                                     ----------
                                                                          5,703
                                                                     ----------
TELECOMMUNICATION SERVICES -- 1.6%
   Alaska Communications Systems Group                     8,755            107
   Atlantic Telegraph-Network (A)                          1,400             39
   Centennial Communications*                             32,000            200

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-----------                                        -------------   -------------
   CenturyTel (A)                                          6,310   $        232
   Embarq (A)                                              2,700            109
   Fairpoint Communications                               23,100            200
   Globalstar*                                            60,300            103
   Iowa Telecommunications Services                        6,710            125
   iPCS*                                                      56              1
   NTELOS Holdings (A)                                     4,935            134
   Sierra Wireless*                                       18,500            184
   Syniverse Holdings* (A)                                 8,700            145
   tw telecom inc, Cl A*                                   4,390             47
   USA Mobility                                            1,825             20
   Vonage Holdings*                                       21,335             22
                                                                     ----------
                                                                          1,668
                                                                     ----------
UTILITIES -- 4.7%
   AES* (A)                                                9,300            109
   AGL Resources                                           4,254            133
   Alliant Energy (A)                                      3,475            112
   Atmos Energy (A)                                        3,781            101
   Avista (A)                                              4,100             89
   Black Hills                                             1,385             43
   Centerpoint Energy (A)                                 17,500            255
   Cia de Saneamento de Minas
      Gerais-COPASA (Brazil)                              13,800            145
   Cleco (A)                                              10,284            260
   DPL                                                     4,325            107
   Edison International (A)                                  600             24
   El Paso Electric*                                         800             17
   Empire District Electric                                2,900             62
   Energen (A)                                             9,281            420
   Equitable Resources                                     3,065            112
   Great Plains Energy                                     1,837             41
   Idacorp                                                 4,541            132
   Laclede Group                                             755             37
   MDU Resources Group (A)                                 3,788            110
   New Jersey Resources                                    5,519            198
   Northeast Utilities                                     5,691            146
   Northwest Natural Gas                                   4,016            209
   NorthWestern                                            6,125            154
   NRG Energy* (A)                                           500             12
   OGE Energy                                              2,312             71
   Oneok (A)                                               7,266            250
   Pepco Holdings (A)                                      3,000             69
   PNM Resources                                             860              9
   Portland General Electric                               5,357            127
   Questar                                                   800             33
   Reliant Energy*                                         4,500             33
   SCANA (A)                                               8,161            318
   Sierra Pacific Resources                                7,795             75
   South Jersey Industries (A)                               800             29
   Southern Union                                          3,844             79
   TECO Energy (A)                                         2,200             35
   UGI (A)                                                 9,789            252

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                      Shares/
                                                    Face Amount     Market Value
Description                                        ($ Thousands)   ($ Thousands)
-----------                                        -------------   -------------
   Vectren                                                 7,948     $      221
   Westar Energy                                           1,748             40
   WGL Holdings                                              780             25
   Wisconsin Energy                                        6,620            297
                                                                     ----------
                                                                          4,991
                                                                     ----------
Total Common Stock
   (Cost $104,010) ($ Thousands)                                         89,979
                                                                     ----------

                                                     Number of
                                                     Warrants
                                                   ------------
WARRANTS -- 0.0%
   Oilsands Quest
      Expires 12/05/09*                                    2,250              2
   Rentech
      Expires 04/25/12* (B) (C)                            1,000             --
   Titanium Asset Management
      Expires 06/21/11*                                    8,400             11
                                                                     ----------
Total Warrants
   (Cost $--) ($Thousands)                                                   13
                                                                     ----------
MORTGAGE-BACKED SECURITIES -- 19.6%
AGENCY MORTGAGE-BACKED OBLIGATIONS -- 16.0%
   FHLMC TBA
         6.000%, 10/01/19                           $      2,000          2,031
   FHLMC CMO STRIPS, Ser 232, Cl IO, IO
         5.000%, 08/01/35                                  3,649            801
   FNMA TBA
         6.000%, 10/20/21                                  8,000          8,148
         5.500%, 10/15/22 to 10/01/38                      4,800          4,832
   FNMA CMO
         5.000%, 11/25/25                                    240            241
   FNMA CMO, Cl OC
         6.000%, 10/25/33                                    297            302
   FNMA CMO, Cl QA
         6.000%, 01/25/29                                    453            461
   FNMA CMO STRIPS, Ser 360, Cl 2, IO
         5.000%, 08/01/35                                    629            138
                                                                     ----------
                                                                         16,954
                                                                     ----------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS -- 3.6%
   American Home Mortgage Investment
      Trust, Ser 2004-3, Cl 2A
         4.654%, 10/25/34 (D)                                167            116
   American Home Mortgage Investment
      Trust, Ser 2005-1, Cl 4A1
         5.102%, 06/25/45 (D)                                 68             48
   American Home Mortgage Investment
      Trust, Ser 2005-4, Cl 5A
         5.350%, 11/25/08 (D)                                478            318

                                                    Face Amount     Market Value
Description                                        ($ Thousands)   ($ Thousands)
-----------                                        -------------   -------------
   Bear Stearns Alternative Loan Trust,
      Ser 2004-12, Cl 2A2
         6.504%, 01/25/35 (D)                      $         148     $      130
   Citigroup Mortgage Loan Trust,
      Ser 2007-AR5, Cl 1A2A
         5.609%, 04/25/37 (D)                                379            283
   Countrywide Home Loans,
      Ser 2007-HYB1, Cl 1A1
         5.491%, 11/25/08 (D)                                376            280
   Countrywide Home Loans,
      Ser 2007-HYB2, Cl 3A1
         5.453%, 02/25/47 (D)                                 86             56
   GS Mortgage Securities II,
      Ser 2007-GG10, Cl A4
         5.993%, 11/10/08 (D)                                100             85
   Impac Secured Assets CMO Owners
      Trust, Ser 2007-2, Cl 1A1A
         3.317%, 10/27/08 (D)                                312            267
   Impac Secured Assets CMO Owners
      Trust, Ser 2007-3, Cl 1A1A
         3.317%, 09/25/37 (D)                                376            355
   JP Morgan Chase Commercial Mortgage,
      Ser 2006-CB17, Cl A4
         5.429%, 12/12/43                                    200            173
   Lehman XS Trust, Ser 2007-4N, Cl 1A1
         3.337%, 03/25/47 (D)                                300            155
   Merrill Lynch Mortgage Investors,
      Ser 2005-A4, Cl 1A
         5.114%, 11/25/08 (D)                                140            104
   Morgan Stanley Mortgage Loan Trust,
      Ser 2007-11AR, Cl 2A5
         5.985%, 06/25/37 (D)                                 89             47
   Morgan Stanley Mortgage Loan Trust,
      Ser 2007-14AR, Cl 6A1
         6.471%, 11/25/37 (D)                                508            333
   Structured Adjustable Rate Mortgage
      Loan Trust, Ser 2007-9, Cl 2A1
         5.994%, 11/25/08 (D)                                450            294
   Structured Adjustable Rate Mortgage,
      Ser 2006-3, Cl 2A1
         5.965%, 04/25/36 (D)                                412            303
   Washington Mutual Mortgage
      Pass-Through Certificates,
      Ser 2007-HY4, Cl 1A1
         5.542%, 11/25/08 (D)                                321            237
   Washington Mutual Mortgage
      Pass-Through Certificates,
      Ser 2007-HY6, Cl 1A1
         5.664%, 11/25/08 (D)                                329            221
                                                                     ----------
                                                                          3,805
                                                                     ----------
Total Mortgage-Backed Securities
   (Cost $22,296) ($ Thousands)                                          20,759
                                                                     ----------

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                    Face Amount     Market Value
Description                                        ($ Thousands)   ($ Thousands)
-----------                                        -------------   -------------
ASSET-BACKED SECURITIES -- 3.7%
MORTGAGE RELATED SECURITIES -- 1.2%
   GMAC Mortgage Loan Trust,
      Ser 2007-HE1, Cl A2
         5.621%, 11/25/08 (D)                      $         216     $       136
   Home Equity Mortgage Trust,
      Ser 2007-2, Cl 2A1A
         3.357%, 06/25/37 (D)                                331             187
   Novastar Home Equity Loan,
      Ser 2007-1, Cl A2A1
         3.307%, 10/27/08 (D)                                227             213
   Option One Mortgage Loan Trust,
      Ser 2007-HL1, Cl 2A1
         3.327%, 10/27/08 (D)                                312             273
   Renaissance Home Equity Loan Trust,
      Ser 2007-1, Cl AV1
         3.337%, 04/25/37 (D)                                243             232
   Residential Funding Mortgage Securities,
      Ser 2007-HI1, Cl A1
         3.337%, 03/25/37 (D)                                212             199
                                                                     -----------
                                                                           1,240
                                                                     -----------
OTHER ASSET-BACKED SECURITIES -- 2.5%
   Carrington Mortgage Loan Trust,
      Ser 2007-FRE1, Cl A1
         3.327%, 10/27/08 (D)                                242             231
   Countrywide Asset-Backed Certificates,
      Ser 2007-BC1, Cl M1
         3.457%, 05/25/37 (D)                                400              69
   Credit-Based Asset Servicing and
      Securitization, Ser 2007-CB4,
      Cl A1A
         3.297%, 10/27/08 (D)                                348             307
   First Franklin Mortgage Loan Asset-
      Backed Certificates,
      Ser 2006-FF14, Cl A2
         3.267%, 10/27/08 (D)                                287             269
   First Franklin Mortgage Loans,
      Ser 2006-FF12, Cl A2
         3.247%, 09/25/36 (D)                                 94              91
   GSAMP Trust, Ser 2007-HE2, Cl A2A
         2.592%, 10/27/08 (D)                                235             220
   Indymac Residential Asset-Backed
      Trust, Ser 2007-A, Cl 2A1
         3.337%, 04/25/47 (D)                                197             190
   Merrill Lynch Mortgage Investors,
      Ser 2007-HE2, Cl A2A
         3.327%, 10/27/08 (D)                                271             253
   RAAC Series, Ser 2007-SP1, Cl A1
         3.357%, 10/27/08 (D)                                204             182

                                                    Face Amount
                                                   ($ Thousands)    Market Value
Description                                           /Shares      ($ Thousands)
-----------                                        -------------   -------------
   Residential Asset Securities,
      Ser 2007-KS3, Cl A1A
         3.317%, 04/25/37 (D)                      $         237     $       226
   Structured Asset Investment Loan
      Trust, Ser 2003-BC4, Cl M2
         6.207%, 10/27/08 (D)                                 51              37
   Structured Asset Securities,
      Ser 2007-EQ1, Cl A2
         3.297%, 03/25/37 (D)                                367             332
   Wells Fargo Home Equity Trust,
      Ser 2007-2, Cl A1
         3.297%, 04/25/37 (D)                                306             292
                                                                     -----------
                                                                           2,699
                                                                     -----------
Total Asset-Backed Securities
   (Cost $4,781) ($ Thousands)                                             3,939
                                                                     -----------
CONVERTIBLE BOND -- 0.1%
   Nova BioSource CV to 273.2240
         10.000%, 09/30/12 (E) (F)                           223              66
                                                                     -----------
Total Convertible Bond
   (Cost $221) ($ Thousands)                                                  66
                                                                     -----------
CORPORATE OBLIGATIONS -- 0.1%
FINANCIALS -- 0.1%
   Discover Financial Services
         6.450%, 06/12/17                                     10               7
   Scorpio Mining PIPE
         7.000%, 05/05/11 (B) (C)                             52              44
                                                                     -----------
Total Corporate Obligations
   (Cost $62) ($ Thousands)                                                   51
                                                                     -----------
CASH EQUIVALENT -- 11.1%
   SEI Daily Income Trust,
      Prime Obligation Fund,
      Cl A, 2.350%**++                                11,806,887          11,807
                                                                     -----------
Total Cash Equivalent
   (Cost $11,807) ($ Thousands)                                           11,807
                                                                     -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.6%
   FNMA
         5.500%, 11/01/22                                    500             503
         2.068%, 11/07/08 (G)                                950             948
         2.611%, 02/02/09 (G) (H)                            275             270
                                                                     -----------
Total U.S. Government Agency Obligations
   (Cost $1,754) ($ Thousands)                                             1,721
                                                                     -----------

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                    Face Amount
                                                   ($ Thousands)    Market Value
Description                                           /Shares      ($ Thousands)
-----------                                        -------------   -------------
U.S. TREASURY OBLIGATIONS -- 0.5%
   U.S. Treasury Bills
         1.237%, 11/20/08 (H)                      $          380    $      380
         1.442%, 10/16/08 (G) (H)                              18            18
   U.S. Treasury Bond TIPS
         2.375%, 04/15/11 (H)                                  96            98
         2.375%, 01/15/25 (H)                                  58            56
                                                                     ----------
Total U.S. Treasury Obligations
   (Cost $552) ($ Thousands)                                                552
                                                                     ----------
Total Investments -- 121.6%
   (Cost $145,483) ($ Thousands)                                     $  128,887
                                                                     ----------
COMMON STOCK SOLD SHORT -- (6.6)%
CONSUMER DISCRETIONARY -- (1.1)%
   Arctic Cat                                             (3,100)           (28)
   Audiovox, Cl A*                                        (1,300)           (12)
   Cavco Industries*                                      (1,910)           (69)
   Century Casinos*                                          (84)            --
   Churchill Downs                                          (600)           (29)
   Coinstar*                                                  (5)            --
   Coldwater Creek*                                       (2,275)           (13)
   CPI                                                      (200)            (2)
   Dolan Media*                                           (3,766)           (38)
   Dover Motorsports                                      (8,271)           (45)
   Fisher Communications                                  (1,366)           (54)
   Gaylord Entertainment*                                   (700)           (21)
   Great Wolf Resorts*                                   (11,371)           (42)
   Group 1 Automotive                                     (4,300)           (93)
   K-Swiss, Cl A                                          (7,100)          (124)
   Lakes Entertainment*                                  (14,960)           (98)
   Leapfrog Enterprises*                                  (6,024)           (64)
   Lifetime Brands                                          (190)            (2)
   Lithia Motors, Cl A                                    (1,800)            (8)
   MTR Gaming Group*                                     (13,055)           (43)
   Penn National Gaming*                                    (800)           (21)
   Pinnacle Entertainment*                                (2,100)           (16)
   Princeton Review*                                      (5,306)           (42)
   Ruth's Chris Steak House*                                 (62)            --
   Spartan Motors                                         (4,828)           (15)
   Steak N Shake*                                           (314)            (3)
   Texas Roadhouse, Cl A*                                   (200)            (2)
   Universal Technical Institute*                         (5,400)           (92)
   Washington Post, Cl B                                    (170)           (95)
   Wendy's/Arby's Group                                   (1,613)            (8)
   Weyenberg Shoe                                         (1,401)           (47)
   Woodbridge Holdings*                                   (7,882)           (22)
   World Wrestling Entertainment, Cl A                    (2,650)           (41)
                                                                     ----------
                                                                         (1,189)
                                                                     ----------
CONSUMER STAPLES -- (0.3)%
   Alico                                                    (153)            (7)

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-----------                                        -------------   -------------
   Andersons                                              (1,278)    $      (45)
   Calavo Growers                                         (5,366)           (67)
   Great Atlantic & Pacific Tea*                          (4,300)           (47)
   Smithfield Foods*                                      (3,500)           (56)
   United Natural Foods*                                  (3,500)           (87)
                                                                     ----------
                                                                           (309)
                                                                     ----------
ENERGY -- (0.4)%
   CARBO Ceramics                                         (2,600)          (134)
   Dril-Quip*                                               (400)           (17)
   EXCO Resources*                                        (2,900)           (47)
   Exterran Holdings*                                       (700)           (22)
   Harvest Natural Resources*                            (11,100)          (112)
   Luby's*                                                (2,700)           (22)
   OYO Geospace*                                          (1,633)           (64)
   Rex Energy*                                            (1,200)           (19)
                                                                     ----------
                                                                           (437)
                                                                     ----------
FINANCIALS -- (1.3)%
   Apollo Investment*                                     (5,200)           (89)
   Ares Capital                                           (2,791)           (29)
   BankFinancial                                          (2,481)           (36)
   Camden Property Trust+                                   (700)           (32)
   Cardinal Financial                                        (74)            (1)
   Centerstate Banks of Fl*                               (2,741)           (49)
   Chemical Financial                                     (2,406)           (75)
   Colonial Properties Trust+                             (2,200)           (41)
   Cowen Group*                                              (53)            --
   Deerfield Capital+                                       (171)            --
   Dime Community Bancshares                                (100)            (2)
   Fidelity National Financial, Cl A                        (100)            (1)
   Fresenius Kabi Pharmaceuticals
      Holding*                                               (17)            --
   Guaranty Bancorp*                                         (24)            --
   Harris & Harris Group*                                 (7,798)           (50)
   Hilltop Holdings*                                      (2,500)           (26)
   Independence Holding*                                  (4,855)           (56)
   Irwin Financial                                          (100)            --
   Meridian Interstate Bancorp*                             (100)            (1)
   NYMAGIC*                                               (4,750)          (120)
   Post Properties+                                       (2,859)           (80)
   Potlatch+                                              (1,800)           (84)
   Stewart Information Services                           (7,109)          (211)
   Sun Communities+                                       (2,250)           (45)
   TCF Financial                                          (2,800)           (50)
   Tejon Ranch*                                           (1,900)           (71)
   Thomas Weisel Partners Group*                            (700)            (6)
   TICC Capital                                           (8,065)           (41)
   Trustmark                                              (2,180)           (45)
   Zenith National Insurance                              (2,600)           (95)
                                                                     ----------
                                                                         (1,336)
                                                                     ----------

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

Small/Mid Cap Diversified Alpha Fund (Concluded)

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-----------                                        -------------   -------------
HEALTH CARE -- (0.4)%
   Abaxis*                                                (1,898)  $        (37)
   Abiomed*                                               (3,000)           (53)
   AMAG Pharmaceuticals*                                  (1,600)           (62)
   Auxilium Pharmaceuticals*                                (700)           (23)
   Emeritus*                                              (3,407)           (85)
   Enzo Biochem*                                          (7,181)           (79)
   Insulet*                                               (2,776)           (39)
   Micrus Endovascular*                                   (1,500)           (21)
   Minrad International*                                 (26,545)           (29)
   Spectranetics*                                         (8,200)           (38)
   Vital Images*                                          (1,600)           (24)
                                                                     -----------
                                                                           (490)
                                                                     -----------
INDUSTRIALS -- (0.8)%
   AAR*                                                   (1,900)           (32)
   Blount International*                                  (3,325)           (37)
   Coleman Cable*                                         (7,451)           (75)
   Corrections Corp of America*                           (1,500)           (37)
   Courier                                                (1,000)           (20)
   Flanders*                                                (198)            (1)
   GeoEye*                                                (1,000)           (22)
   Great Lakes Dredge & Dock                              (5,623)           (35)
   Healthcare Services Group                              (6,200)          (113)
   Hexcel*                                                (2,902)           (40)
   Innovative Solutions & Support                         (2,584)           (14)
   Ladish*                                                  (100)            (2)
   LMI Aerospace*                                         (3,807)           (77)
   Mine Safety Appliances                                 (1,100)           (42)
   Multi-Color                                              (600)           (14)
   Northwest Pipe*                                          (300)           (13)
   Patriot Transportation*                                  (709)           (56)
   Team*                                                  (1,426)           (52)
   Tennant                                                (4,609)          (158)
   Vicor                                                    (500)            (4)
                                                                     -----------
                                                                           (844)
                                                                     -----------
INFORMATION TECHNOLOGY -- (1.1)%
   Agilysys                                               (4,100)           (41)
   Ariba*                                                 (5,067)           (72)
   Aruba Networks*                                        (7,200)           (37)
   Atheros Communications*                                (1,200)           (28)
   Cavium Networks*                                       (4,411)           (62)
   DealerTrack Holdings*                                    (900)           (15)
   Ditech Networks*                                       (2,059)            (2)
   Electronic Arts*                                         (300)           (11)
   Finisar*                                               (2,889)            (3)
   Hughes Communications*                                 (1,321)           (48)
   Immersion*                                            (10,100)           (59)
   IPG Photonics*                                         (3,533)           (69)

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-----------                                        -------------   -------------
   Lam Research*                                            (900)  $        (28)
   LivePerson*                                           (21,672)           (63)
   Micron Technology*                                     (9,570)           (39)
   MoSys*                                                (14,671)           (62)
   Park Electrochemical                                   (2,900)           (70)
   PDF Solutions*                                         (8,217)           (43)
   PLX Technology*                                        (4,400)           (23)
   SanDisk*                                               (3,700)           (72)
   SAVVIS*                                                (4,900)           (66)
   Silicon Laboratories*                                    (300)            (9)
   Smith Micro Software*                                  (6,126)           (43)
   Sourcefire*                                            (7,369)           (54)
   SourceForge*                                          (36,551)           (50)
   THQ*                                                   (5,400)           (65)
                                                                     -----------
                                                                         (1,134)
                                                                     -----------
MATERIALS -- (0.8)%
   Balchem                                                  (100)            (3)
   Deltic Timber                                          (1,236)           (79)
   Eagle Materials                                        (4,100)           (92)
   General Moly*                                          (2,800)           (12)
   Louisiana-Pacific                                      (6,935)           (64)
   OM Group*                                              (3,300)           (74)
   Penford                                                (2,100)           (37)
   Royal Gold                                                (48)            (2)
   RTI International Metals*                              (1,700)           (33)
   Temple-Inland                                         (12,342)          (188)
   Titanium Metals                                        (1,800)           (20)
   Valhi                                                  (1,200)           (22)
   Westlake Chemical                                      (2,500)           (53)
   Weyerhaeuser                                           (2,100)          (127)
                                                                     -----------
                                                                           (806)
                                                                     -----------
TELECOMMUNICATION SERVICES -- (0.0)%
   Alaska Communications Systems
      Group                                               (2,100)           (26)
   Cbeyond*                                               (1,600)           (23)
                                                                     -----------
                                                                            (49)
                                                                     -----------
UTILITIES -- (0.4)%
   California Water Service Group                         (2,137)           (82)
   Central Vermont Public Service                         (1,852)           (43)
   CH Energy Group                                        (1,100)           (48)
   Connecticut Water Services*                            (3,007)           (87)
   Middlesex Water*                                       (4,161)           (73)
   SJW                                                    (2,595)           (78)
   Synthesis Energy Systems*                              (1,100)            (5)
                                                                     -----------
                                                                           (416)
                                                                     -----------
Total Common Stock Sold Short
   (Proceeds $(8,258)) ($ Thousands)                                     (7,010)
                                                                     -----------

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

A summary of the open futures contracts held by the Fund at September 30, 2008, is as follows (see Note 2 in Notes to Financial Statements):

                                                          UNREALIZED
                              NUMBER OF                  APPRECIATION
TYPE OF                       CONTRACTS    EXPIRATION   (DEPRECIATION)
CONTRACT                    LONG (SHORT)      DATE       ($ THOUSANDS)
--------                    ------------   ----------   --------------
10-Year Swap                    (37)        Dec-2008       $   (15)
90-Day Euro$                      5         Dec-2008            (8)
90-Day Euro$                     11         Mar-2009            (7)
90-Day Euro$                     27         Jun-2009            46
90-Day Euro$                     28         Sep-2009            46
90-Day Euro$                     13         Dec-2009            (6)
90-Day Euro$                      3         Mar-2010             1
90-Day Euro$                    (17)        Jun-2010           (46)
90-Day Euro$                      1         Sep-2010            --
90-Day Euro$                      1         Dec-2010            --
90-Day Euro$                      1         Mar-2011            (1)
90-Day Euro$                      2         Jun-2011            (1)
90-Day Euro$                      2         Sep-2011            (1)
90-Day Euro$                      1         Dec-2011            --
90-Day Euro$                      1         Mar-2012            --
90-Day Euro$                      6         Jun-2012             3
90-Day Euro$                      6         Sep-2012             7
90-Day Euro$                      2         Dec-2012             1
Russell 2000 Index E-MINI       145         Dec-2008          (529)
S&P Mid 400 Index E-MINI        151         Dec-2008          (676)
U.S. 10-Year Note                 3         Dec-2008            (1)
U.S. 2-Year Note                 (6)        Dec-2008            (8)
U.S. 5-Year Note                 (4)        Dec-2008            (1)
                                                           -------
                                                           $(1,196)
                                                           =======

A summary of outstanding swap agreements held by the Fund at September 30, 2008, is as follows (see Note 2 in Notes to Financial Statements):

                              CREDIT DEFAULT SWAPS

                                                                                                                 NET
                                                                                                             UNREALIZED
                                                                  (PAYS)/                     NOTIONAL      APPRECIATION
                                                      BUY/SELL    RECEIVES   TERMINATION       AMOUNT      (DEPRECIATION)
COUNTERPARTY         REFERENCE ENTITY/OBLIGATION     PROTECTION     RATE         DATE      ($ THOUSANDS)    ($ THOUSANDS)
------------      --------------------------------   ----------   --------   -----------   -------------   --------------
Goldman Sachs     Borgwarner Inc., 6.50%, 02/15/09   Buy           (0.80)%     03/20/13       $  250            $ --
Goldman Sachs     CDX.NA.LG.9 Index                  Buy           (0.60)      12/20/12        1,000              12
Goldman Sachs     CDX.NA.LG.9 Index                  Buy           (0.60)      12/20/12          500               5
Goldman Sachs     CDX.NA.LG.9 Index                  Buy           (0.60)      12/20/12          500               4
Bank Of America   CDX.NA.LG.9 Index                  Buy           (0.60)      12/20/12          500              17
Goldman Sachs     CDX.NA.LG.10 Index                 Buy           (1.55)      06/20/13        1,250              14
Goldman Sachs     Centurytel Inc., 6.00%, 04/01/17   Buy           (1.10)      03/20/13          250               4
Goldman Sachs     CMBX.NA.BBB 2 Index                Buy           (0.60)      03/14/49        1,000             137
Bank Of America   Lowes Companies Inc., 8.25%,       Buy           (0.95)      03/20/13          250              (3)
                  06/01/10
Bank Of America   Safeway Inc., 5.80%, 08/15/12      Buy           (0.59)      03/20/13          250              --
                                                                                                                ----
                                                                                                                $190
                                                                                                                ====


                               TOTAL RETURN SWAPS

                                                                                                                        NET
                                                                                                     NOTIONAL       UNREALIZED
                                                                         FUND       TERMINATION       AMOUNT       DEPRECIATION
COUNTERPARTY      REFERENCE ENTITY/OBLIGATION        FUND PAYS         RECEIVES         DATE      ($ THOUSANDS)    ($ THOUSANDS)
------------      -----------------------------   ---------------   -------------   -----------   -------------   --------------
Bank Of America   BAS AAA 10YR CMBS Daily Index   Negative Spread   Initial Index     02/28/09       $10,000         $  (765)
                                                  Return            Spread Minus
                                                                    50 bps
Bank Of America   BAS AAA 10YR CMBS Daily Index   Negative Spread   Initial Index     02/28/09         4,000            (306)
                                                  Return            Spread Minus
                                                                    52 bps
                                                                                                                     -------
                                                                                                                     $(1,071)
                                                                                                                     =======

Percentages are based on Net Assets of $106,011 ($ Thousands).

*    Non-income producing security.

**   Rate shown is the 7-day effective yield as of September 30, 2008.

+    Real Estate Investment Trust.

++   Investment in Affiliated Security (see Note 3).

(A) All or a portion of this security is held as collateral for securities sold short. The total value of collateral for securities sold short at September 30, 2008 was $27,882 ($ Thousands).

(B) Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2008 was $260 ($ Thousands) and represented 0.25% of Net Assets.

(C) Securities considered illiquid and restricted. The total market value of such securities as of September 30, 2008 was $260 ($ Thousands) and represented 0.25% of Net Assets.

(D) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2008.

(E) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may not be sold to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(F) Step Bond -- The rate reflected on the Schedule of Investments is the effective yield as of September 30, 2008. The coupon on a step bond changes on a specified date.

(G) Zero Coupon Security. The rate reported is the rate in effect as of September 30, 2008.

(H) Security, or portion thereof has been pledged as collateral on open futures contracts.

ADR    -- American Depositary Receipt
Cl     -- Class
CMO    -- Collateralized Mortgage Obligation
CV     -- Convertible Security
FHLMC  -- Federal Home Loan Mortgage Corporation
FNMA   -- Federal National Mortgage Association
IO     -- Interest Only - face amount represents notional amount
PIPE   -- Private Investment in Public Entity
SDR    -- Swedish Depositary Receipt
Ser    -- Series
STRIPS -- Separately Traded Registered Interest and Principal Securities
TBA    -- To Be Announced
TIPS   -- Treasury Inflation Protected Security

Amounts designated as "--" are $0 or rounded to $0.

The accompanying notes are an integral part of the financial statements.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

Mid-Cap Fund

September 30, 2008

SECTOR WEIGHTINGS# (UNAUDITED):

                               (PERFORMANCE GRAPH)

Affiliated Partnership       16.5%
Financials                   13.9%
Consumer Discretionary       13.5%
Information Technology       12.4%
Industrials                  11.0%
Health Care                   7.6%
Energy                        7.0%
Utilities                     5.6%
Materials                     4.7%
Consumer Staples              4.4%
Short-Term Investment         1.9%
Telecommunication Services    1.5%

# Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 7).

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
COMMON STOCK -- 97.4%
CONSUMER DISCRETIONARY -- 16.1%
   Advance Auto Parts                                     21,800        $   865
   American Eagle Outfitters                              14,300            218
   America's Car-Mart* (A)                                 3,800             71
   AnnTaylor Stores*                                       2,300             47
   Apollo Group, Cl A*                                     6,400            380
   Autozone*                                               3,400            419
   Belo, Cl A                                             14,000             83
   Big Lots* (A)                                          23,800            662
   Brinker International                                  10,400            186
   CBS, Cl B                                              29,900            436
   Centex                                                  8,200            133
   Christopher & Banks (A)                                 4,500             35
   Coach*                                                 15,000            376
   Darden Restaurants                                     19,400            555
   DIRECTV Group*                                          2,200             58
   DISH Network, Cl A* (A)                                39,900            838
   Dollar Tree* (A)                                       26,500            964
   DreamWorks Animation SKG, Cl A*                         5,300            167
   Expedia*                                               39,600            598
   Family Dollar Stores (A)                               44,300          1,050
   FGX International Holdings*                             1,400             15
   Gannett (A)                                            19,200            325
   Gap                                                    31,100            553
   Genuine Parts                                           2,800            113
   Gymboree*                                               1,300             46
   H&R Block                                              12,500            284
   Harley-Davidson (A)                                     2,100             78
   Hasbro (A)                                             18,500            642
   Hillenbrand                                            26,800            540
   International Speedway, Cl A                            5,000            195
   ITT Educational Services*                                 900             73
   J.C. Penney                                            10,400            347
   Jack in the Box*                                        5,300            112

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   John Wiley & Sons, Cl A                                 6,500   $        263
   Jones Apparel Group                                    17,100            317
   Kohl's*                                                 4,300            198
   Lennar, Cl A (A)                                       17,500            266
   Liberty Media - Capital, Ser A*                        13,100            175
   Limited Brands                                          7,300            126
   Macy's                                                  5,100             92
   Mattel                                                 13,100            236
   Newell Rubbermaid                                       5,400             93
   NVR* (A)                                                1,700            972
   Polo Ralph Lauren (A)                                   2,500            167
   RadioShack                                              1,300             22
   Ross Stores (A)                                        30,300          1,115
   Service International                                  80,400            672
   Sherwin-Williams (A)                                      900             51
   Snap-On                                                14,100            743
   Stamps.com*                                             2,400             28
   Stanley Works                                           2,000             83
   Titan International                                       400              9
   TJX (A)                                                34,000          1,038
   TRW Automotive Holdings*                               31,000            493
   Urban Outfitters*                                       9,000            287
   VF                                                      2,800            216
   WABCO Holdings                                          6,900            245
   Warner Music Group (A)                                 76,500            581
   Weight Watchers International                             500             18
   Whirlpool (A)                                           1,900            151
   Wyndham Worldwide                                       3,000             47
   Yum! Brands                                             5,200            170
                                                                        -------
                                                                         20,338
                                                                        -------
CONSUMER STAPLES -- 5.2%
   Avon Products                                          13,900            578
   Bunge (A)                                               4,000            253
   Campbell Soup                                           5,400            208
   Central European Distribution*                          2,900            132
   Coca-Cola Enterprises                                  25,800            433
   ConAgra Foods                                          14,300            278
   Del Monte Foods                                        23,100            180
   Herbalife                                              13,200            522
   HJ Heinz                                                2,500            125
   Molson Coors Brewing, Cl B                             17,900            837
   Pepsi Bottling Group                                   32,000            933
   PepsiAmericas                                           8,300            172
   Reynolds American                                       5,000            243
   Safeway                                                23,800            565
   Sara Lee                                                9,400            119
   SUPERVALU                                              40,200            872
   Tyson Foods, Cl A                                      14,100            168
                                                                        -------
                                                                          6,618
                                                                        -------

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
ENERGY -- 8.4%
   Cameron International*                                  8,300        $   320
   Cimarex Energy (A)                                      5,200            254
   El Paso                                                77,100            984
   ENSCO International                                    23,900          1,377
   Helmerich & Payne                                      23,300          1,006
   Mariner Energy*                                         4,600             94
   Massey Energy                                          15,500            553
   Murphy Oil                                             18,100          1,161
   Nabors Industries*                                      4,200            105
   Newfield Exploration*                                   2,000             64
   Noble                                                   7,000            307
   Noble Energy                                            5,700            317
   Overseas Shipholding Group (A)                          2,000            117
   Patterson-UTI Energy                                   26,400            529
   Pioneer Natural Resources (A)                           5,100            267
   Plains Exploration & Production*                       19,900            700
   Pride International*                                   12,900            382
   SEACOR Holdings* (A)                                    1,300            103
   Smith International                                     1,400             82
   Southwestern Energy*                                   11,400            348
   Spectra Energy                                          1,300             31
   St. Mary Land & Exploration                               800             29
   Superior Energy Services*                               1,800             56
   Swift Energy*                                             900             35
   Tidewater (A)                                           5,800            321
   Unit*                                                  20,900          1,041
                                                                        -------
                                                                         10,583
                                                                        -------
FINANCIALS -- 16.6%
   Allied World Assurance Holdings                         7,600            270
   American Capital (A)                                    3,700             94
   American Financial Group                               11,800            348
   American Physicians Capital                             4,300            182
   Ameriprise Financial                                   22,200            848
   Annaly Capital Management+                            107,600          1,447
   Apartment Investment & Management, Cl A+ (A)           22,025            771
   Arch Capital Group*                                    18,700          1,366
   Astoria Financial                                      31,400            651
   Axis Capital Holdings                                   8,900            282
   Bank of Hawaii (A)                                     17,100            914
   Brandywine Realty Trust+                               56,100            899
   CBL & Associates Properties+                           13,800            277
   Central Pacific Financial (A)                           5,600             94
   CNA Financial                                           4,400            115
   Colonial Properties Trust+                                700             13
   Comerica (A)                                            1,000             33
   Conseco*                                                2,700             10
   Developers Diversified Realty+                          1,900             60
   Discover Financial Services (A)                        26,500            366

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Duke Realty+ (A)                                       29,900   $        735
   Endurance Specialty Holdings (A)                        5,200            161
   Everest Re Group                                        3,500            303
   Fulton Financial (A)                                   20,000            218
   General Growth Properties+ (A)                         10,700            162
   Genworth Financial, Cl A                                9,200             79
   Hartford Financial Services Group                         500             20
   Health Care+ (A)                                        8,300            442
   Hercules Technology Growth Capital (A)                  1,400             14
   Hospitality Properties Trust+                          17,900            367
   Host Hotels & Resorts+ (A)                             21,900            291
   Hudson City Bancorp                                    26,000            480
   Huntington Bancshares (A)                              12,100             97
   IntercontinentalExchange*                                 400             32
   Investment Technology Group*                            4,100            125
   Janus Capital Group                                    27,800            675
   Jones Lang LaSalle (A)                                  1,300             57
   Keycorp (A)                                             6,500             78
   Kohlberg Capital (A)                                    1,200             10
   Lazard, Cl A                                            7,800            334
   Lexington Realty Trust+ (A)                             9,400            162
   Liberty Property Trust+                                21,400            806
   Macerich+                                               1,500             95
   Mack-Cali Realty+                                      22,800            772
   MainSource Financial Group (A)                          1,000             20
   Marshall & Ilsley                                       4,800             97
   Northern Trust                                          7,600            549
   Oriental Financial Group                                  700             13
   PartnerRe                                               4,600            313
   Pennsylvania Real Estate Investment Trust+              8,100            153
   Platinum Underwriters Holdings                          4,100            145
   Prospect Capital (A)                                    3,200             41
   Raymond James Financial                                 1,900             63
   Regions Financial (A)                                  35,800            344
   RenaissanceRe Holdings                                 12,600            655
   SeaBright Insurance Holdings*                           2,600             34
   SLM* (A)                                               63,600            785
   Sovereign Bancorp (A)                                  18,800             74
   Sunstone Hotel Investors+ (A)                          21,500            290
   SunTrust Banks                                            600             27
   TCF Financial (A)                                      12,400            223
   Tree.com*                                                 553              3
   Valley National Bancorp (A)                            41,495            870
   Washington Federal (A)                                 14,300            264
   Webster Financial                                       2,900             73
   WR Berkley                                             11,500            271
   XL Capital, Cl A (A)                                    8,200            147
                                                                        -------
                                                                         21,009
                                                                        -------

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
HEALTH CARE -- 9.0%
   Allergan                                                3,600   $        185
   AmerisourceBergen                                       3,100            117
   Applied Biosystems                                      6,200            212
   C.R. Bard                                               2,200            209
   Cephalon*                                               4,500            349
   Charles River Laboratories International*               1,500             83
   Cigna                                                  19,200            652
   Cooper                                                  1,900             66
   Covance*                                                3,500            309
   Dentsply International                                  1,400             53
   Edwards Lifesciences*                                   4,200            243
   Endo Pharmaceuticals Holdings*                          8,800            176
   Express Scripts*                                        7,500            554
   Forest Laboratories*                                    6,800            192
   Hill-Rom Holdings (A)                                     300              9
   Hospira*                                                3,000            115
   Humana*                                                 9,500            391
   Idexx Laboratories*                                     4,900            269
   IMS Health                                             43,600            824
   Intuitive Surgical*                                     1,700            410
   Inverness Medical Innovations* (A)                      5,900            177
   Invitrogen* (A)                                         3,400            129
   Kinetic Concepts* (A)                                  21,800            623
   King Pharmaceuticals* (A)                              17,900            171
   LifePoint Hospitals* (A)                               25,400            816
   Lincare Holdings* (A)                                  19,300            581
   Sepracor* (A)                                           7,300            134
   St. Jude Medical*                                      35,700          1,553
   Techne*                                                 2,200            159
   Universal Health Services, Cl B                         3,800            213
   Vertex Pharmaceuticals* (A)                            10,500            349
   Warner Chilcott, Cl A*                                 22,500            340
   Waters*                                                13,300            774
                                                                     ----------
                                                                         11,437
                                                                     ----------
INDUSTRIALS -- 13.1%
   AGCO*                                                   4,500            192
   Alliant Techsystems*                                    1,900            178
   Allied Waste Industries*                               17,400            193
   Armstrong World Industries (A)                         22,100            639
   Bucyrus International, Cl A                             5,700            255
   Cooper Industries, Cl A                                 4,100            164
   Copart*                                                 5,200            198
   Crane                                                  26,200            778
   Cummins                                                20,400            892
   Dover                                                  25,200          1,022
   Eaton                                                   2,900            163
   Energy Conversion Devices* (A)                            900             52
   Fastenal (A)                                            8,500            420

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   First Solar*                                              200   $         38
   Fluor                                                  21,400          1,192
   Foster Wheeler*                                        10,100            365
   Gardner Denver*                                        18,200            632
   GeoEye*                                                   400              9
   Goodrich                                               17,700            736
   Harsco                                                 23,600            878
   Hertz Global Holdings*                                 28,100            213
   Hubbell, Cl B                                           6,900            242
   Ingersoll-Rand, Cl A                                    1,500             47
   Jacobs Engineering Group*                               3,600            196
   John Bean Technologies*                                 1,425             18
   KBR                                                     7,700            117
   Kirby*                                                 18,200            691
   L-3 Communications Holdings                             3,900            383
   Manpower                                                9,600            414
   Masco (A)                                               5,100             91
   NCI Building Systems*                                     700             22
   Northrop Grumman                                        2,100            127
   Northwest Airlines*                                    10,500             95
   Parker Hannifin                                        10,150            537
   Perini*                                                   200              5
   Pitney Bowes                                           30,800          1,024
   Raytheon                                                4,600            246
   Robert Half International                                 600             15
   Rockwell Automation                                     3,500            131
   RR Donnelley & Sons                                    10,500            258
   Ryder System (A)                                       19,500          1,208
   Shaw Group*                                            21,100            648
   Stericycle*                                             6,700            395
   Textron                                                   100              3
   Tyco International                                      6,600            231
   United Rentals* (A)                                     5,100             78
   WESCO International*                                    5,300            171
                                                                     ----------
                                                                         16,602
                                                                     ----------
INFORMATION TECHNOLOGY -- 14.8%
   Accenture, Cl A                                         1,600             61
   ADC Telecommunications* (A)                            53,600            453
   Adobe Systems*                                          3,400            134
   Affiliated Computer Services, Cl A*                     2,800            142
   Agilent Technologies*                                   9,200            273
   Alliance Data Systems* (A)                             15,700            995
   Altera (A)                                              3,900             81
   Amdocs*                                                   200              5
   Analog Devices                                         13,100            345
   Arrow Electronics*                                      1,300             34
   Avnet*                                                  7,800            192
   BMC Software* (A)                                      11,700            335
   Broadcom, Cl A* (A)                                    29,800            555
   Broadridge Financial Solutions                         43,300            666

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Brocade Communications Systems*                         5,200   $         30
   CA                                                     43,800            874
   CommScope*                                              2,700             94
   Computer Sciences*                                        800             32
   DST Systems* (A)                                        1,000             56
   Global Payments                                         3,900            175
   Harris                                                 28,400          1,312
   Hewitt Associates, Cl A*                               29,700          1,082
   IAC*                                                    8,300            144
   Ingram Micro, Cl A*                                    10,500            169
   Integrated Device Technology*                         105,700            822
   Intersil, Cl A                                          3,200             53
   Intuit* (A)                                            30,600            967
   Jabil Circuit                                          47,000            448
   Juniper Networks*                                       1,000             21
   LSI Logic* (A)                                        132,500            710
   McAfee*                                                 2,200             75
   MEMC Electronic Materials*                             17,100            483
   Metavante Technologies*                                32,400            624
   Mettler Toledo International*                           5,100            500
   National Semiconductor                                 16,700            287
   NCR*                                                   13,400            295
   NetApp*                                                15,800            288
   ON Semiconductor*                                      18,500            125
   QLogic* (A)                                            21,000            323
   SAIC*                                                  13,100            265
   Silicon Laboratories*                                   9,100            279
   Sohu.com* (A)                                           9,500            530
   Symantec*                                              11,100            217
   Synopsys*                                              26,500            529
   Teradyne*                                              63,600            497
   Trimble Navigation*                                     2,200             57
   Vishay Intertechnology* (A)                            95,300            631
   Western Digital*                                       35,000            746
   Xerox                                                  33,300            384
   Xilinx (A)                                             11,700            274
                                                                     ----------
                                                                         18,669
                                                                     ----------
MATERIALS -- 5.6%
   Airgas                                                  5,900            293
   AK Steel Holding (A)                                    6,800            176
   Celanese, Ser A                                        24,500            684
   CF Industries Holdings                                  9,000            823
   Chemtura                                               58,700            268
   Commercial Metals                                       1,000             17
   Crown Holdings*                                         1,600             36
   Domtar*                                                 1,800              8
   Eastman Chemical (A)                                    5,500            303
   Greif, Cl A                                             5,000            328
   Intrepid Potash*                                        7,300            220
   Lubrizol                                               12,100            522

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Mosaic                                                    300   $         20
   Nalco Holding                                           2,000             37
   Owens-Illinois*                                        21,800            641
   Reliance Steel & Aluminum                              22,600            858
   Sonoco Products                                        29,900            887
   Spartech                                                3,600             36
   Steel Dynamics                                          1,200             21
   Terra Industries                                       24,700            726
   United States Steel                                     2,600            202
                                                                     ----------
                                                                          7,106
                                                                     ----------
TELECOMMUNICATION SERVICES -- 1.9%
   CenturyTel                                              9,300            341
   Embarq (A)                                             33,100          1,342
   NII Holdings*                                           3,800            144
   Qwest Communications  International (A)                21,700             70
   US Cellular*                                            1,800             84
   Windstream                                             31,300            342
                                                                     ----------
                                                                          2,323
                                                                     ----------
UTILITIES -- 6.7%
   AES*                                                  107,400          1,256
   Ameren (A)                                              4,100            160
   American Electric Power                                10,500            389
   American Water Works                                    5,700            123
   Atmos Energy                                           11,800            314
   Centerpoint Energy                                     20,000            291
   CMS Energy (A)                                         11,400            142
   DTE Energy                                             12,900            518
   Edison International                                   37,700          1,504
   Energen                                                 2,400            109
   Mirant* (A)                                             5,200             95
   NiSource                                               20,600            304
   NRG Energy*                                            18,600            460
   OGE Energy                                              1,200             37
   Oneok                                                  23,900            822
   Pepco Holdings                                         54,000          1,236
   Questar                                                   900             37
   Sempra Energy                                           3,100            156
   Sierra Pacific Resources                               22,400            215
   UGI                                                    13,600            351
                                                                     ----------
                                                                          8,519
                                                                     ----------
Total Common Stock
   (Cost $144,698) ($ Thousands)                                        123,204
                                                                     ----------
AFFILIATED PARTNERSHIP -- 19.6%
   SEI Liquidity Fund, L.P., 2.590%**++ (B)           25,218,254         24,856
                                                                     ----------
Total Affiliated Partnership
   (Cost $25,218) ($ Thousands)                                          24,856
                                                                     ----------

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

Mid-Cap Fund (Concluded)

September 30, 2008

                                                                   Market Value
Description                                            Shares      ($ Thousands)
-----------                                        -------------   -------------
CASH EQUIVALENT -- 2.3%
   SEI Daily Income Trust, Prime Obligation
      Fund, Cl A, 2.350%**++                           2,943,226     $    2,943
                                                                     ----------
Total Cash Equivalent
   (Cost $2,943) ($ Thousands)                                            2,943
                                                                     ----------
Total Investments -- 119.3%
   (Cost $172,859) ($ Thousands)                                     $  151,003
                                                                     ==========

A summary of the open futures contracts held by the Fund at September 30, 2008, is as follows (see Note 2 in Notes to Financial Statements):

                                                                UNREALIZED
TYPE OF                    NUMBER OF CONTRACTS   EXPIRATION    DEPRECIATION
CONTRACT                       LONG (SHORT)         DATE      ($ THOUSANDS)
--------                   -------------------   ----------   -------------
S&P Mid 400 Index E-MINI            36           Dec-2008         $(100)
                                                                  =====

Percentages are based on Net Assets of $126,561 ($ Thousands).

*    Non-income producing security.

**   Rate shown is the 7-day effective yield as of September 30, 2008.

+    Real Estate Investment Trust.

++   Investment in Affiliated Security (see Note 3).

(A) This Security or a partial position of this security is on loan at September 30, 2008 (see Note 7). The total market value of securities on loan at September 30, 2008 was $25,129 ($ Thousands).

(B) This security was purchased with cash collateral held from securities on loan (see Note 7). The total market value of such securities as of September 30, 2008 was $24,856 ($ Thousands).

(C) Security, or a portion thereof has been pledged as collateral on open futures contracts.

Cl -- Class
L.P. -- Limited Partnership
Ser -- Series

The accompanying notes are an integral part of the financial statements.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

U.S. Managed Volatility Fund

September 30, 2008

SECTOR WEIGHTINGS# (UNAUDITED):

                               (PERFORMANCE GRAPH)

Health Care                  26.1%
Utilities                    13.0%
Financials                   10.5%
Industrials                   9.9%
Consumer Staples              9.1%
Information Technology        8.2%
Energy                        7.9%
Consumer Discretionary        6.4%
Telecommunication Services    4.1%
Materials                     4.0%
Short-Term Investment         0.6%
U.S. Treasury Obligation      0.2%

#    Percentages based on total investments.

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
COMMON STOCK@ -- 97.7%
CONSUMER DISCRETIONARY -- 6.3%
   Autoliv                                                51,600   $      1,742
   Buckle                                                 24,700          1,372
   Burger King Holdings                                   74,100          1,820
   Choice Hotels International                            36,700            995
   CTC Media*                                            116,000          1,740
   DIRECTV Group*                                         73,700          1,929
   DreamWorks Animation SKG, Cl A*                        65,600          2,063
   Genuine Parts                                          42,700          1,717
   Hillenbrand                                            87,642          1,767
   International Speedway, Cl A                           38,200          1,486
   ITT Educational Services*                               9,500            769
   John Wiley & Sons, Cl A                                17,300            700
   Liberty Global, Cl A*                                  70,700          2,142
   Panera Bread, Cl A*                                     7,800            397
   Polaris Industries                                     12,400            564
   Shaw Communications, Cl B                              96,300          1,958
   Starwood Hotels & Resorts Worldwide                    47,200          1,328
   TRW Automotive Holdings*                               73,000          1,161
   Tupperware Brands                                      28,400            785
   Washington Post, Cl B                                   4,462          2,484
                                                                        -------
                                                                         28,919
                                                                        -------
CONSUMER STAPLES -- 8.9%
   Alberto-Culver                                          2,752             75
   Brown-Forman, Cl B                                     47,035          3,378
   Campbell Soup                                          48,754          1,882
   Church & Dwight                                        33,500          2,080
   Costco Wholesale                                        8,043            522
   Dean Foods*                                            40,800            953
   Flowers Foods                                          27,000            793
   General Mills                                          35,057          2,409
   Hershey                                                60,300          2,384
   Hormel Foods                                          197,982          7,183

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   JM Smucker                                             18,883   $        957
   Kellogg                                                42,634          2,392
   Kimberly-Clark                                         12,100            785
   McCormick                                              47,765          1,837
   Pepsi Bottling Group                                   61,600          1,797
   PepsiCo                                                38,149          2,719
   Philip Morris International                            96,678          4,650
   Reynolds American                                      10,952            532
   SYSCO                                                  38,202          1,178
   Tyson Foods, Cl A                                      79,103            944
   UST                                                    22,073          1,469
                                                                        -------
                                                                         40,919
                                                                        -------
ENERGY -- 7.8%
   Baker Hughes                                           51,852          3,139
   Cameco                                                 19,200            428
   Carrizo Oil & Gas*                                     27,200            987
   Chevron                                                67,707          5,584
   Cimarex Energy                                         40,400          1,976
   Enbridge                                               55,900          2,129
   Exxon Mobil                                            59,355          4,610
   Imperial Oil                                           13,400            571
   International Coal Group*                             129,000            805
   Key Energy Services*                                   40,644            471
   Murphy Oil                                             10,000            641
   Nexen                                                  23,300            541
   Penn Virginia                                          17,000            908
   Petro-Canada                                           34,200          1,141
   Schlumberger                                           10,340            807
   SEACOR Holdings*                                       66,739          5,269
   Ship Finance International                             65,700          1,416
   Southern Union                                         14,182            293
   Spectra Energy                                        109,179          2,598
   TransCanada                                            31,800          1,150
                                                                        -------
                                                                         35,464
                                                                        -------
FINANCIALS -- 10.3%
   Alleghany*                                              5,491          2,004
   American National Insurance                             9,126            788
   Arch Capital Group*                                     7,366            538
   Arthur J. Gallagher                                    14,919            383
   Bancorpsouth                                           80,600          2,267
   BOK Financial                                          35,729          1,730
   Boston Properties+                                     14,668          1,374
   Brown & Brown                                          47,100          1,018
   Capitol Federal Financial                              11,854            525
   Cincinnati Financial                                   25,400            722
   Commerce Bancshares                                    15,500            719
   Credicorp                                              25,900          1,612
   Erie Indemnity, Cl A                                    2,612            110
   Federated Investors, Cl B                              58,600          1,691
   First Citizens BancShares, Cl A                        10,918          1,954
   Fulton Financial                                      168,200          1,835

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund (Concluded)

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Investment Technology Group*                           29,900   $        910
   Loews                                                  94,127          3,717
   Markel*                                                 8,598          3,022
   Mercury General                                        39,494          2,162
   OneBeacon Insurance Group, Cl A                        94,628          2,001
   Regions Financial                                     164,300          1,577
   RenaissanceRe Holdings                                 38,000          1,976
   StanCorp Financial Group                               34,500          1,794
   TFS Financial                                         173,800          2,176
   Transatlantic Holdings                                 38,474          2,091
   UMB Financial                                          38,700          2,033
   Valley National Bancorp                                89,565          1,877
   Wesco Financial                                         2,384            851
   White Mountains Insurance Group                         2,343          1,101
   Whitney Holding                                        31,700            769
                                                                       --------
                                                                         47,327
                                                                       --------
HEALTH CARE -- 25.8%
   Abbott Laboratories                                    74,469          4,288
   Alcon                                                  13,800          2,229
   AmerisourceBergen                                     101,145          3,808
   Applied Biosystems                                     56,876          1,948
   Baxter International                                   74,687          4,902
   Beckman Coulter                                        32,885          2,335
   Becton Dickinson                                       52,781          4,236
   BioMarin Pharmaceuticals*                              59,200          1,568
   Brookdale Senior Living                                65,900          1,449
   C.R. Bard                                              28,096          2,665
   Cardinal Health                                         4,089            202
   Celgene*                                               17,000          1,076
   Covance*                                               60,560          5,354
   Dentsply International                                109,464          4,109
   Edwards Lifesciences*                                  63,954          3,694
   Eli Lilly                                              35,049          1,543
   Endo Pharmaceuticals Holdings*                         71,700          1,434
   Genentech*                                             54,710          4,852
   Genzyme*                                               27,212          2,201
   Henry Schein*                                          98,290          5,292
   Hill-Rom Holdings                                     126,754          3,842
   HLTH*                                                  14,513            166
   Hospira*                                               56,155          2,145
   Idexx Laboratories*                                    55,883          3,062
   Immucor*                                               54,100          1,729
   Johnson & Johnson                                      62,804          4,351
   King Pharmaceuticals*                                 165,400          1,585
   Laboratory Corp of America Holdings*                   82,686          5,747
   McKesson                                              105,904          5,699
   Medco Health Solutions*                                59,425          2,674
   Medtronic                                              51,955          2,603
   Onyx Pharmaceuticals*                                  43,100          1,559
   Owens & Minor                                          38,100          1,848
   Patterson*                                             72,640          2,209
   Perrigo                                                57,000          2,192

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Pharmaceutical Product Development                     47,817   $      1,977
   Quest Diagnostics                                      41,576          2,148
   STERIS                                                 40,200          1,511
   Techne*                                                64,553          4,656
   United Therapeutics*                                   20,200          2,124
   Universal Health Services, Cl B                        92,889          5,205
   Warner Chilcott, Cl A*                                  7,436            112
                                                                       --------
                                                                        118,329
                                                                       --------
INDUSTRIALS -- 9.7%
   Alexander & Baldwin                                    53,963          2,376
   Alliant Techsystems*                                   20,500          1,926
   C.H. Robinson Worldwide                                81,825          4,170
   FTI Consulting*                                        27,500          1,987
   Gardner Denver*                                        39,500          1,371
   General Cable*                                         40,500          1,443
   General Dynamics                                       46,958          3,457
   Granite Construction                                   18,600            666
   Hertz Global Holdings*                                224,100          1,696
   Hubbell, Cl B                                          16,300            571
   JetBlue Airways*                                       82,800            410
   Landstar System                                        37,900          1,670
   Lennox International                                   56,100          1,866
   Lincoln Electric Holdings                              28,900          1,859
   Lockheed Martin                                        12,374          1,357
   Nordson                                                21,300          1,046
   Northrop Grumman                                       70,418          4,263
   Pitney Bowes                                           81,444          2,709
   Ritchie Bros Auctioneers                               83,100          1,941
   Robert Half International                              85,100          2,106
   Union Pacific                                          10,900            776
   United Parcel Service, Cl B                            49,539          3,116
   UTI Worldwide                                          13,817            235
   Woodward Governor                                      42,600          1,503
                                                                       --------
                                                                         44,520
                                                                       --------
INFORMATION TECHNOLOGY -- 8.0%
   Acxiom                                                 37,200            466
   Adtran                                                 19,500            380
   Affiliated Computer Services, Cl A*                    41,800          2,116
   Amdocs*                                                33,727            923
   AVX                                                    17,984            183
   Factset Research Systems                               14,100            737
   Flir Systems*                                          32,600          1,252
   Harris                                                 14,500            670
   Hewitt Associates, Cl A*                               50,900          1,855
   Hewlett-Packard                                        23,986          1,109
   Ingram Micro, Cl A*                                   195,402          3,140
   International Business Machines                        24,283          2,840
   Lexmark International, Cl A*                           47,400          1,544
   Mantech International, Cl A*                           32,800          1,945
   Mettler Toledo International*                              93              9

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-----------                                        -------------   -------------
   Molex                                                14,920          $   335
   National Instruments                                 27,777              835
   NCR*                                                 29,469              650
   Perot Systems, Cl A*                                109,900            1,907
   Qualcomm                                             15,700              675
   Silicon Laboratories*                                16,600              510
   Solera Holdings*                                     63,300            1,818
   Sybase*                                              57,800            1,770
   Synopsys*                                            41,130              821
   Tech Data*                                          157,173            4,692
   Tyco Electronics                                     50,113            1,386
   Zebra Technologies, Cl A*                            81,128            2,259
                                                                        -------
                                                                         36,827
                                                                        -------
MATERIALS -- 3.9%
   Aptargroup                                           44,300            1,733
   Bemis                                                31,800              833
   Compass Minerals International                       28,900            1,514
   Domtar*                                             354,200            1,629
   Eagle Materials                                      18,100              405
   Greif, Cl A                                          31,800            2,088
   Methanex                                             25,500              507
   Newmont Mining                                      102,437            3,970
   Nova Chemicals                                       59,600            1,347
   Packaging Corp of America                            75,000            1,739
   Rockwood Holdings*                                   55,900            1,434
   Sonoco Products                                      22,300              662
                                                                        -------
                                                                         17,861
                                                                        -------
TELECOMMUNICATION SERVICES -- 4.0%
   AT&T                                                 77,300            2,158
   CenturyTel                                           55,300            2,027
   Embarq                                               38,400            1,557
   Frontier Communications                             162,300            1,866
   Sprint Nextel                                       247,900            1,512
   Telephone & Data Systems                             82,370            2,945
   US Cellular*                                         53,934            2,531
   Verizon Communications                              118,187            3,793
                                                                        -------
                                                                         18,389
                                                                        -------
UTILITIES -- 13.0%
   AGL Resources                                        64,385            2,020
   Alliant Energy                                       87,495            2,818
   Atmos Energy                                         90,726            2,415
   Calpine*                                             33,892              441
   Consolidated Edison                                  70,890            3,045
   Constellation Energy Group                           14,900              362
   Dominion Resources                                  129,955            5,559
   DPL                                                  66,200            1,642
   DTE Energy                                           48,000            1,926
   Edison International                                 44,700            1,784
   Hawaiian Electric Industries                        108,570            3,160
   Integrys Energy Group                                48,571            2,426

                                                      Shares/
                                                    Face Amount     Market Value
Description                                        ($ Thousands)   ($ Thousands)
-----------                                        -------------   -------------
   MDU Resources Group                                    88,587       $  2,569
   National Fuel Gas                                      36,305          1,532
   NiSource                                              112,600          1,662
   Northeast Utilities                                    70,800          1,816
   NSTAR                                                  60,779          2,036
   OGE Energy                                            147,185          4,545
   Oneok                                                  32,308          1,111
   Pepco Holdings                                         86,200          1,975
   Progress Energy                                        30,140          1,300
   Questar                                                29,962          1,226
   SCANA                                                  64,687          2,519
   TECO Energy                                           105,800          1,664
   UGI                                                     8,277            213
   Vectren                                               113,568          3,163
   Westar Energy                                          47,700          1,099
   Wisconsin Energy                                       74,355          3,338
                                                                       --------
                                                                         59,366
                                                                       --------
Total Common Stock
   (Cost $466,476) ($ Thousands)                                        447,921
                                                                       --------
CASH EQUIVALENT -- 0.6%
   SEI Daily Income Trust, Prime
      Obligation Fund, Cl A, 2.350%**++                2,858,593          2,859
                                                                       --------
Total Cash Equivalent
   (Cost $2,859) ($ Thousands)                                            2,859
                                                                       --------
U.S. TREASURY OBLIGATION -- 0.2%
   U.S. Treasury Bills
      1.657%, 11/20/08 (A) (B)                        $      883            883
                                                                       --------
Total U.S. Treasury Obligation
   (Cost $881) ($ Thousands)                                                883
                                                                       --------
Total Investments -- 98.5%
   (Cost $470,216) ($ Thousands)                                       $451,663
                                                                       ========

A summary of the open futures contracts held by the Fund at September 30, 2008, is as follows (see Note 2 in Notes to Financial Statements):

                         NUMBER OF                   UNREALIZED
TYPE OF                  CONTRACTS    EXPIRATION   DEPRECIATION
CONTRACT               LONG (SHORT)      DATE      ($ THOUSANDS)
--------------------   ------------   ----------   -------------
S&P 500 Index E-MINI        109        Dec-2008        $(51)
                                                       ====

Percentages are based on Net Assets of $458,674 ($ Thousands).

*    Non-income producing security.

**   Rate shown is the 7-day effective yield as of September 30, 2008.

+    Real Estate Investment Trust.

++   Investment in Security (see Note 3).

@ Narrow Industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

(A)  The rate reported is the effective yield at time of purchase.

(B) Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl   -- Class

The accompanying notes are an integral part of the financial statements.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund

September 30, 2008

SECTOR WEIGHTINGS# (UNAUDITED):

                               (PERFORMANCE GRAPH)

Consumer Staples              21.1%
Health Care                   15.2%
Financials                    12.9%
Industrials                   11.7%
Utilities                     10.2%
Consumer Discretionary        10.1%
Materials                      6.2%
Information Technology         5.5%
Telecommunication Services     3.5%
Energy                         2.4%
Short-Term Investment          0.9%
U.S. Treasury Obligation       0.3%

#    Percentages based on total investments.

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
COMMON STOCK -- 93.5%
AUSTRALIA -- 1.6%
   AGL Energy (A)                                         26,688     $      294
   Aquarius Platinum                                       3,050             14
   Aristocrat Leisure (A)                                 80,970            423
   BlueScope Steel (A)                                    38,830            228
   Brambles                                               54,187            337
   Centennial Coal (A)                                    10,459             31
   Iluka Resources                                        76,385            290
   Incitec Pivot                                         107,380            429
   ING Industrial Fund+ (A)                              155,003            196
   MFS*                                                   17,170             13
   TABCORP Holdings (A)                                    9,014             59
   Telstra (A)                                           197,431            661
   Wesfarmers (A)                                         14,486            336
                                                                     ----------
                                                                          3,311
                                                                     ----------
BELGIUM -- 3.2%
   Barco                                                     667             30
   Bekaert (A)                                               493             66
   Belgacom                                               15,112            568
   Cofinimmo+                                              7,645          1,331
   Colruyt (A)                                             5,553          1,391
   Compagnie d'Entreprises                                 1,748            147
   D'ieteren                                                 186             42
   Euronav (A)                                             7,369            203
   InBev                                                   8,903            528
   Intervest Offices+                                      1,579             60
   Mobistar (A)                                           26,854          1,886
   Nationale A Portefeuille (A)                            1,561            103
   Sipef                                                      49             20
   Tessenderlo Chemie (A)                                  3,379            169
                                                                     ----------
                                                                          6,544
                                                                     ----------

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
BERMUDA -- 0.3%
   Aspen Insurance Holdings                                5,553   $        153
   Nabors Industries*                                      3,700             92
   Platinum Underwriters Holdings                          8,315            295
                                                                     ----------
                                                                            540
                                                                     ----------
CANADA -- 7.7%
   Agnico-Eagle Mines                                     16,000            874
   Agrium                                                    700             39
   Alimentation Couche Tard, Cl B                          2,800             37
   ARC Energy Trust                                       47,200          1,026
   Bank of Montreal                                       15,300            661
   Bank of Nova Scotia                                    14,900            673
   Barrick Gold                                           28,400          1,041
   Celestica*                                             51,200            321
   CGI Group, Cl A*                                       22,500            197
   Cott*                                                   2,900              3
   Enbridge                                               19,300            715
   Fairfax Financial Holdings                                400            128
   Fording Canadian Coal Trust                             9,800            804
   George Weston                                           3,900            189
   Goldcorp                                               31,100            979
   Harvest Energy Trust                                    1,300             22
   Industrial Alliance Insurance and
      Financial Services                                   1,800             57
   Kinross Gold                                           57,900            931
   Laurentian Bank of Canada                               1,100             39
   Manitoba Telecom Services                               9,200            340
   Manulife Financial                                     16,100            580
   Methanex                                               12,800            251
   Metro, Cl A                                             1,700             49
   MI Developments, Cl A                                     800             15
   Nova Chemicals                                         17,500            385
   Onex                                                    8,000            207
   PAN American Silver*                                    3,300             72
   Penn West Energy Trust                                 13,200            314
   Potash Corp of Saskatchewan                             3,800            493
   Provident Energy Trust                                 58,300            521
   Ritchie Bros Auctioneers                               23,900            566
   Royal Bank of Canada                                   11,600            551
   Saputo                                                 29,800            708
   Shoppers Drug Mart                                      6,700            324
   Superior Plus Income Fund                               2,200             24
   TMX Group                                              13,000            355
   Toronto-Dominion Bank                                  10,600            639
   TransAlta                                              14,400            387
   TransForce                                              3,500             19
   Yamana Gold                                            19,700            162
                                                                     ----------
                                                                         15,698
                                                                     ----------

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
CAYMAN ISLANDS -- 0.3%
   Greenlight Capital Re*                                  3,074     $       71
   Herbalife                                              11,770            465
                                                                     ----------
                                                                            536
                                                                     ----------
DENMARK -- 0.6%
   Coloplast, Cl B                                         1,175             87
   D/S Norden (A)                                          3,030            146
   Danske Bank (A)                                        10,000            240
   Novo Nordisk, Cl B (A)                                 12,850            665
   Topdanmark*                                               675             97
                                                                     ----------
                                                                          1,235
                                                                     ----------
FINLAND -- 0.6%
   Componenta                                              7,368             94
   Fortum (A)                                             12,983            435
   Kesko, Cl B                                             8,554            218
   Orion, Cl B (A)                                        10,732            181
   Outokumpu (A)                                          13,522            215
   Ramirent                                                3,884             24
   Tietoenator                                             3,475             51
                                                                     ----------
                                                                          1,218
                                                                     ----------
FRANCE -- 2.2%
   Air Liquide (A)                                        13,718          1,504
   Casino Guichard Perrachon (A)                           5,629            501
   Cie Generale d'Optique Essilor
      International                                       15,856            790
   CNP Assurances (A)                                      1,911            215
   Eramet (A)                                                452            173
   France Telecom (A)                                     19,591            548
   Sanofi-Aventis (A)                                      8,956            588
   SEB                                                       639             28
   Societe BIC (A)                                           100              5
   Societe Des Autoroutes
      Paris-Rhin-Rhone                                     1,073             94
                                                                     ----------
                                                                          4,446
                                                                     ----------
GERMANY -- 0.5%
   Deutsche Euroshop                                       1,124             36
   Deutsche Postbank                                       7,270            275
   EnBW Energie Baden-Wuerttemberg                           436             25
   Fraport Frankfurt Airport Services
      Worldwide                                              949             56
   Fresenius Medical Care (A)                             12,552            648
                                                                     ----------
                                                                          1,040
                                                                     ----------
HONG KONG -- 3.9%
   Cheung Kong Infrastructure Holdings                    51,000            237
   CLP Holdings (A)                                      251,500          2,029

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Esprit Holdings (A)                                     3,500   $         22
   Guoco Group (A)                                        22,000            186
   Hang Seng Bank (A)                                     83,200          1,573
   Hong Kong & China Gas                                 184,000            420
   Hong Kong Aircraft Engineerg                            2,000             23
   Hong Kong Electric Holdings (A)                       231,500          1,454
   Jardine Matheson Holdings (A)                          26,400            690
   Link+                                                 421,000            875
   MTR (A)                                                43,500            128
   Shun Tak Holdings                                      94,000             32
   Wing Hang Bank (A)                                     16,500            127
   Yue Yuen Industrial Holdings (A)                       31,500             86
                                                                     ----------
                                                                          7,882
                                                                     ----------
IRELAND -- 0.0%
   Paddy Power                                             2,515             44
                                                                     ----------
ITALY -- 0.3%
   Banca Carige                                           26,625             88
   Banca Popolare dell'Emilia Romagna                     27,244            390
   CSP International Fashion Group                        10,228             16
   Telecom Italia (A)                                     46,221             69
                                                                     ----------
                                                                            563
                                                                     ----------
JAPAN -- 34.6%
   77 Bank (A)                                            93,000            470
   Able                                                    3,000             31
   Acom (A)                                               12,070            413
   Aeon Delight                                            1,400             33
   Aisin Seiki (A)                                        12,200            299
   Ajis                                                    1,300             29
   Alfresa Holdings                                        1,800             87
   Asahi Breweries (A)                                    85,500          1,501
   Asatsu                                                  1,700             49
   Astellas Pharma (A)                                    17,000            716
   Autobacs Seven                                          1,200             30
   Awa Bank                                                4,000             23
   Bank of Yokohama                                       30,000            149
   Benesse (A)                                            43,300          1,772
   Canon Marketing Japan                                   1,400             21
   Casio Computer                                         68,000            640
   Central Japan Railway (A)                                 235          2,220
   Chubu Electric Power (A)                               59,200          1,397
   Chugoku Electric Power                                 35,600            731
   Circle K Sunkus (A)                                     5,700             95
   Coca-Cola West Holdings (A)                             3,500             79
   Combi                                                   9,500             56
   Dai Nippon Printing                                    23,000            311
   Daihatsu Motor (A)                                     54,000            592
   Daiichi Sankyo (A)                                     28,000            723
   Dainippon Sumitomo Pharma (A)                          32,000            263
   Daisan Bank                                            10,000             34

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Daito Trust Construction                               14,300     $      533
   East Japan Railway (A)                                    244          1,823
   Ezaki Glico                                             3,000             28
   FamilyMart (A)                                         31,200          1,323
   Fast Retailing (A)                                      1,100            112
   Fuji Oil (A)                                            3,300             38
   FUJI SOFT                                              19,200            340
   Gunma Bank (A)                                        131,000            748
   Haruyama Trading                                        2,000              9
   Hino Motors (A)                                       249,000          1,009
   Hisamitsu Pharmaceutical (A)                           19,900            873
   Hitachi                                                75,000            507
   Hokkaido Electric Power (A)                            23,800            498
   Hokuriku Electric Power                                51,900          1,251
   Horipro                                                 1,300             11
   IBJ Leasing                                             1,000             17
   Ito En                                                 15,800            205
   Itoham Foods                                           22,000            102
   Iyo Bank                                                4,000             44
   Japan Airlines                                        156,000            322
   J-Oil Mills                                            14,000             61
   Jupiter Telecommunications                                 42             30
   Kameda Seika                                            1,200             16
   Kanamoto                                                5,000             20
   Kansai Electric Power (A)                              89,500          1,995
   Kao (A)                                                47,000          1,263
   Keihin Electric Express Railway                        46,000            302
   Keiyo Bank (A)                                         10,000             48
   Kinden (A)                                              4,000             38
   Kintetsu                                              169,000            590
   Kirin Holdings (A)                                     31,000            408
   Kobayashi Pharmaceutical                                3,200             98
   Koito Manufacturing (A)                                 7,000             66
   Kokuyo                                                 27,600            217
   Konica Minolta Holdings (A)                            13,000            149
   Kureha                                                  5,000             27
   Kyoei Steel                                             1,100             21
   Kyushu Electric Power                                  32,000            668
   Lawson (A)                                             30,900          1,428
   Mabuchi Motor (A)                                      24,000          1,093
   Matsushita Electric Industrial (A)                     35,000            604
   McDonald's Holdings Japan                               2,100             29
   MCJ                                                        80              7
   Mediceo Paltac Holdings                                46,000            564
   Meiji Dairies                                         194,000          1,039
   Meiji Seika Kaisha (A)                                 26,000            119
   Meitec                                                  6,100            164
   Miraca Holdings                                         8,800            171
   Mitani                                                  2,100             12
   Mitsubishi Gas Chemical (A)                            27,000            131
   Morinaga Milk Industry (A)                             12,000             34
   Namco Bandai Holdings (A)                              31,700            349
   Nankai Electric Railway                                 8,000             31

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   NEC Electronics*                                        5,400   $        113
   NET One Systems                                           130            187
   NGK Insulators                                         18,000            221
   Nichi-iko Pharmaceutical (A)                            6,600            161
   Nichirei (A)                                          417,000          2,225
   Nintendo (A)                                            1,500            637
   Nippon Kayaku                                           4,000             24
   Nippon Meat Packers (A)                               166,000          2,522
   Nippon Oil (A)                                         35,000            177
   Nippon Shinyaku (A)                                     7,000             67
   Nippon Telegraph & Telephone (A)                          154            689
   Nippon Yusen (A)                                       48,000            313
   Nisshin Seifun Group (A)                               55,000            742
   Nissin Food Products                                    9,200            328
   Nitori                                                 11,550            687
   Noevir                                                  2,500             22
   NTT DoCoMo (A)                                            436            699
   Odakyu Electric Railway                               154,000          1,142
   Ogaki Kyoritsu Bank                                     5,000             27
   Okumura                                               202,000            773
   Omron (A)                                              10,900            169
   Osaka Gas                                             178,000            614
   Otsuka                                                  2,400            157
   Proto                                                   1,000             23
   QP (A)                                                 13,800            129
   Rengo                                                   7,000             48
   Rinnai                                                  3,000            123
   Round One                                                 183            147
   Sanden                                                 21,000             71
   San-In Godo Bank (A)                                    7,000             54
   Sankyo (A)                                             24,300          1,236
   Sanyo Electric*                                        59,000            103
   Sawai Pharmaceutical                                    1,100             44
   Seiko Epson (A)                                        66,500          1,549
   Shikoku Electric Power                                 61,800          1,555
   Shimachu                                               22,600            510
   Shimano (A)                                            16,200            559
   Shinkin Central Bank                                        9             34
   Shinsei Bank                                           55,000            169
   Shizuoka Bank                                         117,000          1,154
   Suzuken (A)                                            62,400          1,900
   Taisho Pharmaceutical (A)                              62,000          1,232
   Taiyo Nippon Sanso                                      2,000             16
   Takefuji (A)                                           11,140            145
   Terumo (A)                                             12,300            643
   Toagosei (A)                                           25,000             64
   Tobu Railway (A)                                       33,000            160
   Toda                                                  180,000            718
   Toho                                                   29,600            621
   Toho Gas                                               86,000            475
   Tohoku Electric Power (A)                              75,500          1,626
   Tokyo Electric Power (A)                               28,000            690
   Tokyo Gas (A)                                         315,000          1,317

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Tokyo Style (A)                                        36,000   $         305
   Toppan Printing (A)                                    27,000             211
   Torii Pharmaceutical                                    2,400              34
   TOTO                                                   28,000             207
   Toyo Kohan                                              3,000              12
   Toyo Seikan Kaisha (A)                                  5,100              78
   Toyo Suisan Kaisha (A)                                 11,000             279
   Toyoda Gosei (A)                                        3,700              63
   Toyota Auto Body                                        2,300              42
   Toyota Boshoku                                         11,800             131
   Unicharm (A)                                           22,600           1,738
   Uniden                                                 14,000              55
   Wacoal Holdings                                       100,000           1,121
   Weathernews                                             7,300             101
   West Japan Railway (A)                                    117             502
   Yakult Honsha                                          20,800             642
   Yamagata Bank                                           6,000              34
   Yamaguchi Financial Group (A)                          28,000             342
   Yamato Holdings                                        22,000             247
   Yamazaki Baking (A)                                    17,000             207
   Yaoko                                                   1,200              39
   Yorozu                                                  5,000              56
                                                                     -----------
                                                                          70,606
                                                                     -----------
NETHERLANDS -- 0.4%
   Corio+                                                  7,009             497
   Eurocommercial Properties+                                924              40
   OCE                                                    16,811             120
   Royal Dutch Shell, Cl A (A)                             3,854             113
   TomTom*                                                   488               9
   Vastned Offices+                                        1,257              26
   Vastned Retail+                                         1,094              77
                                                                     -----------
                                                                             882
                                                                     -----------
NEW ZEALAND -- 0.1%
   Fisher & Paykel Healthcare (A)                         84,812             168
                                                                      ----------
PORTUGAL -- 0.0%
   Jeronimo Martins (A)                                   10,241              87
                                                                      ----------
SINGAPORE -- 0.5%
   Hotel Grand Central                                    53,000              25
   Jardine Cycle & Carriage (A)                           25,000             276
   Singapore Post                                         91,000              61
   Singapore Telecommunications (A)                      266,500             612
   SunVic Chemical Holdings                              108,000              17
                                                                     -----------
                                                                             991
                                                                     -----------

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
SPAIN -- 0.1%
   Construcciones y Auxiliar de Ferrocarriles                187   $          66
   Ebro Puleva                                             7,908             125
                                                                     -----------
                                                                             191
                                                                     -----------
SWEDEN -- 0.8%
   Axfood                                                  3,500              94
   Lundin Petroleum*                                         800               7
   Svenska Cellulosa, Cl B (A)                            10,000             105
   Swedish Match (A)                                      88,400           1,534
                                                                     -----------
                                                                           1,740
                                                                     -----------
SWITZERLAND -- 3.4%
   Adecco (A)                                              6,875             299
   Affichage Holding Genf                                    153              23
   Alcon                                                   4,753             768
   Atel Holding                                              105              54
   Basler Kantonalbank                                       272              28
   Bell Holding                                               13              20
   Financiere Tradition                                      163              19
   Forbo Holding                                              58              23
   Galenica (A)                                              417             150
   Kuehne & Nagel International (A)                        6,901             462
   Lonza Group (A)                                         5,203             655
   MCH Messe Schweiz Holding                                 530              28
   Nestle (A)                                             18,060             783
   Novartis (A)                                           13,436             709
   PSP Swiss Property                                     10,382             606
   Schindler Holding (A)                                   6,361             384
   St. Galler Kantonalbank                                    83              34
   Swiss Life Holding (A)                                  4,366             636
   Swisscom (A)                                            2,103             628
   Syngenta (A)                                            1,900             402
   Valiant Holding                                         1,719             305
                                                                     -----------
                                                                           7,016
                                                                     -----------
UNITED KINGDOM -- 2.4%
   Beazley Group                                          49,315             105
   Brixton+                                               22,719              86
   Carphone Warehouse Group                              115,472             358
   Centrica (A)                                           11,604              65
   GlaxoSmithKline (A)                                    76,914           1,670
   Great Portland Estates+                                18,816             114
   HMV Group                                             362,484             832
   Johnson Matthey                                             2              --
   Reckitt Benckiser Group (A)                             8,362             406
   Scottish & Southern Energy (A)                         12,805             327
   Segro+ (A)                                              6,791              51

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund (Concluded)

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Stagecoach Group                                       55,813     $       254
   Tate & Lyle (A)                                        97,122             669
                                                                     -----------
                                                                           4,937
                                                                     -----------
UNITED STATES -- 30.0%
   Abbott Laboratories                                    11,900             685
   Activision Blizzard*                                   62,500             964
   Air Products & Chemicals                                2,600             178
   Alberto-Culver                                         30,300             825
   Alleghany*                                                204              74
   Altria Group                                           28,200             559
   AmerisourceBergen                                      14,700             553
   Amgen*                                                  9,700             575
   Andersons                                               2,500              88
   Anixter International*                                  4,100             244
   Apollo Group, Cl A*                                     4,700             279
   Applied Materials                                      59,900             906
   Archer-Daniels-Midland                                 18,300             401
   Argan*                                                  2,000              31
   Automatic Data Processing                              13,000             556
   Avid Technology*                                        1,400              34
   Baxter International                                    6,200             407
   Berkshire Hathaway, Cl B*                                 690           3,033
   Biogen Idec*                                            5,400             272
   BJ Services                                             8,200             157
   Blockbuster, Cl A*                                     34,900              72
   Bunge                                                   1,419              90
   Campbell Soup                                          14,900             575
   Carriage Services*                                      3,600              13
   Celgene*                                                8,700             551
   CF Industries Holdings                                  3,400             311
   Church & Dwight                                         9,100             565
   Colgate-Palmolive                                      33,300           2,509
   ConocoPhillips                                          8,800             645
   Con-way                                                12,200             538
   Costco Wholesale                                        1,600             104
   Covance*                                                6,500             575
   Darling International*                                 30,500             339
   Delta Air Lines*                                       40,400             301
   DIRECTV Group*                                         22,600             591
   Expeditors International of Washington                 14,800             516
   Family Dollar Stores                                   21,600             512
   First American                                         12,200             360
   First Niagara Financial Group                          10,600             167
   FirstEnergy                                             4,800             322
   FMC Technologies*                                       1,300              61
   Foot Locker                                            33,700             545
   Gap                                                    29,700             528
   Genentech*                                             16,700           1,481
   General Electric                                       21,300             543
   General Mills                                          14,400             990
   Genzyme*                                                7,300             590

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Hewitt Associates, Cl A*                               20,200   $         736
   Home Depot                                             21,800             564
   Hormel Foods                                           14,100             512
   Hospira*                                               23,600             902
   Hudson City Bancorp                                    55,800           1,030
   Hutchinson Technology*                                  6,300              73
   Integral Systems                                        6,000             125
   International Shipholding*                             18,900             414
   JetBlue Airways*                                       54,100             268
   Johnson & Johnson                                      11,400             790
   Kellogg                                                14,300             802
   Kimberly-Clark                                          8,700             564
   Krispy Kreme Doughnuts*                                10,800              36
   Laboratory Corp of America Holdings*                    5,100             354
   LaBranche*                                             10,500              47
   Liberty Media - Capital, Ser A*                        11,100             149
   Life Partners Holdings                                  1,800              65
   Life Sciences Research*                                   800              28
   Lincare Holdings*                                       2,600              78
   Lockheed Martin                                         7,100             779
   M&T Bank                                                3,700             330
   Magellan Health Services*                              13,300             546
   Mastercard, Cl A                                        1,800             319
   McClatchy, Cl A                                        17,900              79
   Medco Health Solutions*                                 2,900             131
   Medtronic                                              32,100           1,608
   Mosaic                                                  4,000             272
   New York*                                               6,000              57
   Newmont Mining                                         31,900           1,236
   NN                                                        489               6
   North American Galvanizing & Coating*                   1,754               9
   Northrop Grumman                                       10,000             605
   OpenTV, Cl A*                                          22,560              32
   Overhill Farms*                                         3,300              17
   Owens & Minor                                          11,300             548
   PAM Transportation Services*                            6,200              68
   Patterson-UTI Energy                                   11,900             238
   PepsiCo                                                 8,700             620
   Pfizer                                                 30,900             570
   Procter & Gamble                                        8,200             571
   Prospect Capital                                        5,200              67
   Quest Diagnostics                                      46,100           2,382
   Ralcorp Holdings*                                       3,300             222
   Raytheon                                               16,500             883
   RehabCare Group*                                        1,600              29
   Rent-A-Center*                                         24,700             550
   Republic Bancorp, Cl A                                  5,200             158
   Rollins                                                14,850             282
   SandRidge Energy*                                      11,700             229
   Solera Holdings*                                        4,400             126
   Southern                                               21,400             807

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                    Shares/Face
                                                       Amount       Market Value
Description                                        ($ Thousands)   ($ Thousands)
-----------                                        -------------   -------------
   Southwest Airlines                                    124,700     $     1,808
   State Street                                            9,600             546
   Stepan                                                    600              33
   Stoneridge*                                             5,300              60
   Sun Microsystems*                                      12,200              93
   Symantec*                                              36,700             718
   Talbots                                                10,600             139
   TJX                                                    55,300           1,688
   UST                                                    18,200           1,211
   Vaalco Energy*                                         14,200              96
   Varian Medical Systems*                                10,800             617
   Walgreen                                               15,400             477
   Wal-Mart Stores                                        50,700           3,036
   Washington Post, Cl B                                     800             445
   Wells Fargo                                            15,900             597
   Werner Enterprises                                     23,600             511
   Whole Foods Market                                     22,900             459
   Wyeth                                                  14,700             543
   Zions Bancorporation                                   26,200           1,014
                                                                     -----------
                                                                          61,219
                                                                     -----------
Total Common Stock
   (Cost $201,997) ($ Thousands)                                         190,894
                                                                     -----------
CASH EQUIVALENT -- 0.9%
   SEI Daily Income Trust, Prime Obligation
      Fund, Cl A, 2.350%**++                           1,809,208           1,809
                                                                     -----------
Total Cash Equivalent
   (Cost $1,809) ($ Thousands)                                             1,809
                                                                     -----------
U.S. TREASURY OBLIGATION -- 0.3%
   U.S. Treasury Bills
      1.633%, 11/20/08 (B) (C)                     $         705             705
                                                                     -----------
Total U.S. Treasury Obligation
   (Cost $703) ($ Thousands)                                                 705
                                                                     -----------
Total Investments -- 94.7%
   (Cost $204,509) ($ Thousands)                                     $   193,408
                                                                     ===========

A summary of the open futures contracts held by the Fund at September 30, 2008, is as follows (see Note 2 in Notes to Financial Statements):

                                                        UNREALIZED
                            NUMBER OF                  APPRECIATION
                            CONTRACTS    EXPIRATION   (DEPRECIATION)
TYPE OF CONTRACT          LONG (SHORT)      DATE       ($ THOUSANDS)
----------------          ------------   ----------   --------------
DJ Euro Stoxx 50 Index         10         Dec-2008        $ (2)
FTSE 100 Index                  2         Dec-2008          (6)
Hang Seng Index                 1         Oct-2008          (6)
S&P 500 Composite Index         4         Dec-2008          (6)
SPI 200 Index                   3         Dec-2008         (17)
Topix Index                     6         Dec-2008         (51)
                                                          ----
                                                          $(88)
                                                          ====

A summary of the outstanding forward foreign currency contracts held by the Fund at September 30, 2008, is as follows (see Note 2 in Notes to Financial Statements):

                                                  UNREALIZED
                     CURRENCY       CURRENCY     APPRECIATION
                    TO DELIVER     TO RECEIVE   (DEPRECIATION)
SETTLEMENT DATE    (THOUSANDS)    (THOUSANDS)   ($ THOUSANDS)
---------------   -------------   -----------   --------------
10/30/08          AUD     4,091   USD   3,406       $  183
10/30/08          CAD    16,569   USD  16,033          416
10/30/08          EUR    20,581   USD  30,174        1,181
10/30/08          GBP     3,860   USD   7,119          224
10/30/08          JPY 9,062,695   USD  85,382         (426)
10/30/08          USD       130   AUD     165           --
10/30/08          USD       570   CAD     605           --
10/30/08          USD     1,116   EUR     792           --
10/30/08          USD       377   GBP     211           --
10/30/08          USD     4,297   JPY 454,113            2
                                                    ------
                                                    $1,580
                                                    ======

Percentages are based on Net Assets of $204,166 ($ Thousands).

*    Non-income producing security.

**   Rate shown is the 7-day effective yield as of September 30, 2008.

+    Real Estate Investment Trust.

++   Investment in Affiliated Security (see Note 3).

(A) Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2008 was $77,784 ($ Thousands) and represented 38.10% of Net Assets.

(B)  The rate reported is the effective yield at time of purchase.

(C) Security, or portion thereof, has been pledged as collateral on open futures contracts.

AUD -- Australian Dollar
CAD -- Canadian Dollar
Cl -- Class
EUR -- Euro
GBP -- British Pound Sterling
JPY -- Japanese Yen
Ser -- Series
USD -- United States Dollar

Amounts designated as "--" are $0 or rounded to $0.

The accompanying notes are an integral part of the financial statements.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

Tax-Managed Managed Volatility Fund

September 30, 2008

SECTOR WEIGHTINGS# (UNAUDITED):

                               (PERFORMANCE GRAPH)

Consumer Staples             20.3%
Health Care                  18.3%
Industrials                  10.6%
Utilities                    10.3%
Short-Term Investment         8.7%
Financials                    7.1%
Consumer Discretionary        7.0%
Information Technology        6.0%
Energy                        4.3%
Materials                     3.8%
Telecommunication Services    3.1%
U.S. Treasury Obligation      0.5%

#    Percentages based on total investments.

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
COMMON STOCK -- 91.6%
CONSUMER DISCRETIONARY -- 7.0%
   Autoliv                                                 9,600   $        324
   Buckle                                                  6,100            339
   Burger King Holdings                                   14,500            356
   Career Education*                                       2,900             47
   Choice Hotels International                             6,600            179
   CTC Media*                                             20,900            314
   DIRECTV Group*                                         13,100            343
   DreamWorks Animation SKG, Cl A*                        11,800            371
   Fortune Brands                                            464             27
   Genuine Parts                                           4,600            185
   H&R Block                                               5,800            132
   Hillenbrand                                             1,576             32
   International Speedway, Cl A                           16,239            632
   ITT Educational Services*                               2,000            162
   J.C. Penney                                             4,100            137
   John Wiley & Sons, Cl A                                 4,600            186
   Liberty Global, Cl A*                                  10,600            321
   Liberty Media - Capital, Ser A*                        29,537            395
   Panera Bread, Cl A*                                       600             31
   Penn National Gaming*                                   2,800             74
   Polaris Industries                                        900             41
   Shaw Communications, Cl B                              17,900            364
   Starwood Hotels & Resorts Worldwide                    10,100            284
   TRW Automotive Holdings*                               16,000            255
   Tupperware Brands                                       9,700            268
   Washington Post, Cl B                                   1,754            977
                                                                     ----------
                                                                          6,776
                                                                     ----------
CONSUMER STAPLES -- 20.6%
   Altria Group                                            3,817             76
   Anheuser-Busch                                         15,981          1,037
   Brown-Forman, Cl B                                     10,963            787
   Campbell Soup                                           8,371            323

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Church & Dwight                                        22,307   $      1,385
   Clorox                                                  6,721            421
   Coca-Cola                                               7,636            404
   Colgate-Palmolive                                      15,424          1,162
   Dean Foods*                                            10,200            238
   Flowers Foods                                           5,500            161
   General Mills                                          23,944          1,645
   Hershey                                                13,913            550
   HJ Heinz                                               13,882            694
   Hormel Foods                                           28,023          1,017
   JM Smucker                                             16,899            857
   Kellogg                                                29,409          1,650
   Kimberly-Clark                                         21,685          1,406
   McCormick                                              26,304          1,011
   Pepsi Bottling Group                                    8,300            242
   PepsiCo                                                 9,257            660
   Philip Morris International                            18,696            899
   Procter & Gamble                                       12,802            892
   Reynolds American                                      18,780            913
   UST                                                    17,938          1,194
   WM Wrigley Jr.                                          2,832            225
                                                                     ----------
                                                                         19,849
                                                                     ----------
ENERGY -- 4.3%
   Cameco                                                  2,900             65
   Carrizo Oil & Gas*                                      4,100            149
   Cimarex Energy                                          7,900            386
   Enbridge                                                7,700            293
   Exxon Mobil                                             3,900            303
   Imperial Oil                                            9,300            396
   International Coal Group*                              20,500            128
   Murphy Oil                                              1,200             77
   Nexen                                                   3,900             91
   Penn Virginia                                           4,700            251
   Petro-Canada                                            4,900            163
   SEACOR Holdings*                                       17,683          1,396
   Ship Finance International                              9,800            211
   TransCanada                                             7,100            257
                                                                     ----------
                                                                          4,166
                                                                     ----------
FINANCIALS -- 7.1%
   Bancorpsouth                                           13,300            374
   Brown & Brown                                           9,800            212
   Capitol Federal Financial                              15,271            677
   Cincinnati Financial                                   11,300            321
   Commerce Bancshares                                     6,200            288
   Credicorp                                               5,800            361
   Erie Indemnity, Cl A                                    2,900            123
   Federated Investors, Cl B                              11,200            323
   Fulton Financial                                       26,000            284
   Investment Technology Group*                            4,000            122
   Loews                                                   1,791             71

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   Mercury General                                        10,804   $        592
   OneBeacon Insurance Group, Cl A                        14,700            311
   Regions Financial                                      17,200            165
   RenaissanceRe Holdings                                  6,900            359
   StanCorp Financial Group                                7,400            385
   TFS Financial                                          30,200            378
   UMB Financial                                           6,500            341
   Valley National Bancorp                                17,700            371
   Wesco Financial                                         2,190            782
   Whitney Holding                                         2,200             53
                                                                     ----------
                                                                          6,893
                                                                     ----------
HEALTH CARE -- 18.5%
   Abbott Laboratories                                    14,338            826
   Alcon                                                   2,100            339
   AmerisourceBergen                                      24,740            931
   Barr Pharmaceuticals*                                   2,000            131
   Beckman Coulter                                         4,600            327
   Becton Dickinson                                        1,847            148
   BioMarin Pharmaceuticals*                              13,100            347
   Brookdale Senior Living                                14,700            323
   C.R. Bard                                               6,437            611
   Celgene*                                                2,800            177
   Covance*                                               11,631          1,028
   Dentsply International                                 20,017            751
   Edwards Lifesciences*                                   9,416            544
   Eli Lilly                                              12,080            532
   Endo Pharmaceuticals Holdings*                         16,600            332
   Genentech*                                              6,919            614
   Henry Schein*                                          18,879          1,016
   Hill-Rom Holdings                                      12,033            365
   Hospira*                                                9,300            355
   Idexx Laboratories*                                    15,577            854
   Immucor*                                               10,500            336
   Johnson & Johnson                                      17,169          1,189
   King Pharmaceuticals*                                  24,500            235
   Laboratory Corp of America Holdings*                   10,599            737
   Lincare Holdings*                                      20,677            622
   McKesson                                                7,100            382
   Medtronic                                               6,667            334
   Onyx Pharmaceuticals*                                   6,200            224
   Owens & Minor                                           6,000            291
   Patterson*                                             16,967            516
   Perrigo                                                 9,200            354
   Quest Diagnostics                                       5,044            261
   STERIS                                                  8,100            304
   Techne*                                                11,065            798
   United Therapeutics*                                    2,900            305
   Universal Health Services, Cl B                         8,102            454
                                                                     ----------
                                                                         17,893
                                                                     ----------

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
INDUSTRIALS -- 10.6%
   Alexander & Baldwin                                     6,000   $        264
   Alliant Techsystems*                                    3,400            319
   C.H. Robinson Worldwide                                 7,400            377
   Curtiss-Wright                                          3,900            177
   Dun & Bradstreet                                        7,628            720
   FTI Consulting*                                         4,800            347
   Gardner Denver*                                         5,700            198
   General Cable*                                          9,300            331
   Granite Construction                                    1,300             47
   Hertz Global Holdings*                                 39,300            298
   Hubbell, Cl B                                           1,200             42
   JetBlue Airways*                                        5,900             29
   Landstar System                                         8,400            370
   Lennox International                                    8,900            296
   Lincoln Electric Holdings                               5,100            328
   Nordson                                                 4,100            201
   Northrop Grumman                                       14,898            902
   Pitney Bowes                                           28,225            939
   Republic Services                                      18,748            562
   Ritchie Bros Auctioneers                               14,300            334
   Robert Half International                              12,500            309
   Rollins                                                18,600            353
   Stericycle*                                            18,687          1,101
   Union Pacific                                           2,600            185
   United Parcel Service, Cl B                             7,073            445
   UTI Worldwide                                           6,400            109
   Valmont Industries                                      4,400            364
   Woodward Governor                                       9,100            321
                                                                     ----------
                                                                         10,268
                                                                     ----------
INFORMATION TECHNOLOGY -- 6.1%
   Acxiom                                                  2,600             33
   Adtran                                                  1,400             27
   Affiliated Computer Services, Cl A*                     7,500            380
   Applied Materials                                      20,615            312
   Diebold                                                10,921            362
   Factset Research Systems                                3,100            162
   Flir Systems*                                           8,300            319
   Harris                                                  5,300            245
   Hewitt Associates, Cl A*                                8,600            313
   Ingram Micro, Cl A*                                    21,100            339
   Jack Henry & Associates                                 4,200             85
   Lexmark International, Cl A*                            6,000            195
   Linear Technology                                      10,756            330
   Mantech International, Cl A*                            5,600            332
   Microchip Technology                                   12,632            372
   Micros Systems*                                         4,700            125
   National Instruments                                   10,009            301
   Perot Systems, Cl A*                                   17,600            305
   Qualcomm                                                2,300             99
   Silicon Laboratories*                                   1,200             37

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

Tax-Managed Managed Volatility Fund (Concluded)

September 30, 2008

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-----------                                        -------------   -------------
   Solera Holdings*                                     10,900       $      313
   Sybase*                                               9,800              300
   Tech Data*                                            7,462              223
   Zebra Technologies, Cl A*                            12,715              354
                                                                     ----------
                                                                          5,863
                                                                     ----------
MATERIALS -- 3.8%
   Aptargroup                                            8,500              332
   Bemis                                                 7,200              189
   Compass Minerals International                        5,200              272
   Domtar*                                              68,500              315
   Eagle Materials                                       1,300               29
   Greif, Cl A                                           4,300              282
   Methanex                                              4,900               97
   Newmont Mining                                       30,178            1,170
   Nova Chemicals                                        9,900              224
   Packaging Corp of America                            13,200              306
   Rockwood Holdings*                                   10,700              275
   Sonoco Products                                       5,600              166
                                                                     ----------
                                                                          3,657
                                                                     ----------
TELECOMMUNICATION SERVICES -- 3.2%
   AT&T                                                 16,000              446
   CenturyTel                                           20,504              751
   Embarq                                                7,200              292
   Frontier Communications                              50,213              577
   Sprint Nextel                                        36,700              224
   Telephone & Data Systems                              9,040              323
   Verizon Communications                               13,800              443
                                                                     ----------
                                                                          3,056
                                                                     ----------
UTILITIES -- 10.4%
   AGL Resources                                        10,300              323
   Alliant Energy                                       10,900              351
   Ameren                                               18,583              725
   Atmos Energy                                         11,700              311
   Consolidated Edison                                  13,506              580
   Constellation Energy Group                            7,400              180
   DPL                                                  13,900              345
   DTE Energy                                            7,900              317
   Edison International                                  9,700              387
   Hawaiian Electric Industries                         25,448              741
   Integrys Energy Group                                 6,700              335
   MDU Resources Group                                  10,000              290
   NiSource                                             13,900              205
   Northeast Utilities                                  11,500              295
   NSTAR                                                 7,600              255
   OGE Energy                                           20,572              635
   Pepco Holdings                                       10,600              243
   PG&E                                                  3,800              142
   Puget Energy                                         11,262              301

                                                      Shares/
                                                    Face Amount     Market Value
Description                                        ($ Thousands)   ($ Thousands)
-----------                                        -------------   -------------
   SCANA                                                26,728       $    1,041
   Southern                                             13,831              521
   TECO Energy                                          24,100              379
   Vectren                                              19,217              535
   Westar Energy                                         9,700              223
   Wisconsin Energy                                      7,400              332
                                                                     ----------
                                                                          9,992
                                                                     ----------
Total Common Stock
   (Cost $91,677) ($ Thousands)                                          88,413
                                                                     ----------
CASH EQUIVALENT -- 8.7%
   SEI Daily Income Trust, Prime Obligation Fund,
      Cl A, 2.350%**+                                  8,445,221          8,445
                                                                     ----------
Total Cash Equivalent
   (Cost $8,445) ($ Thousands)                                            8,445
                                                                     ----------
U.S. TREASURY OBLIGATION -- 0.5%
   United States Treasury Bill
      1.657%, 11/20/08 (A) (B)                     $         455            455
                                                                     ----------
Total U.S. Treasury Obligation
   (Cost $454) ($ Thousands)                                                455
                                                                     ----------
Total Investments -- 100.8%
   (Cost $100,576) ($ Thousands)                                     $   97,313
                                                                     ==========

A summary of the open futures contracts held by the Fund at September 30, 2008, is as follows (see Note 2 in Notes to Financial Statements):

                       NUMBER OF                     UNREALIZED
                       CONTRACTS     EXPIRATION    DEPRECIATION
TYPE OF CONTRACT      LONG (SHORT)       DATE       ($ THOUSANDS)
----------------      ------------   -----------   -------------
S&P 500 Index E-MINI            76   Dec-2008     $       (118)
                                                  =============

Percentages are based on Net Assets of $96,523 ($Thousands).

*    Non-income producing security.

**   Rate shown is the 7-day effective yield as of September 30, 2008.

+    Investment in Affiliated Security (see Note 3).

(A)  The rate reported is the effective yield at time of purchase.

(B) Security, of portion thereof, has been pledged as collateral on open futures contracts.

Cl -- Class
Ser -- Series

The accompanying notes are an integral part of the financial statements.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

Real Estate Fund

September 30, 2008

SECTOR WEIGHTINGS# (UNAUDITED):

                               (PERFORMANCE GRAPH)

Financials               63.5%
Affiliated Partnership   30.4%
Short-Term Investment     3.5%
Consumer Discretionary    1.6%
Health Care               1.0%

# Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 7).

                                                                    Market Value
Description                                            Shares      ($ Thousands)
-----------                                        -------------   -------------
COMMON STOCK -- 94.1%
CONSUMER DISCRETIONARY -- 2.3%
   Marriott International, Cl A (A)                       52,000   $      1,357
   Starwood Hotels & Resorts
      Worldwide                                          156,400          4,401
                                                                   -------------
                                                                          5,758
                                                                   -------------
FINANCIALS -- 90.4%
   Acadia Realty Trust+                                   17,700            447
   AMB Property+ (A)                                     198,800          9,006
   Annaly Capital Management+                             46,200            621
   AvalonBay Communities+ (A)                             66,900          6,584
   Boston Properties+ (A)                                161,583         15,134
   Brandywine Realty Trust+                              117,000          1,876
   British Land (United Kingdom)+ (B)                    233,274          3,096
   Brookfield Asset Management, Cl A                     101,400          2,782
   Brookfield Properties                                  35,500            562
   Camden Property Trust+                                176,900          8,113
   Corporate Office Properties Trust+ (A)                132,300          5,338
   Dawnay Day Sirius (United Kingdom)                    507,655            357
   Dawnay Day Treveria (United Kingdom)                  490,861             64
   Douglas Emmett+ (A)                                   297,825          6,871
   Duke Realty+ (A)                                      176,700          4,343
   Equity Residential+ (A)                               411,600         18,279
   Essex Property Trust+                                  21,500          2,544
   Extra Space Storage+ (A)                              205,200          3,152
   Federal Realty Investment Trust+ (A)                   94,000          8,046
   Forest City Enterprises, Cl A                         149,700          4,591
   General Growth Properties+ (A)                        462,510          6,984
   Hammerson (United Kingdom)+                           112,006          1,939
   HCP+ (A)                                              129,600          5,201
   Host Hotels & Resorts+ (A)                            801,594         10,653
   Kimco Realty+ (A)                                     339,800         12,552
   LaSalle Hotel Properties+                              58,300          1,360
   Liberty Property Trust+                                51,000          1,920
   Macerich+ (A)                                          98,900          6,295
   Post Properties+ (A)                                  198,400          5,549
   Prologis+ (A)                                         327,300         13,508
   PS Business Parks+                                     23,605          1,360
   Public Storage+ (A)                                    55,354          5,481
   Saul Centers+                                          31,100          1,572
   Simon Property Group+ (A)                             178,550         17,319

                                                                    Market Value
Description                                            Shares      ($ Thousands)
------------------------------------------------   -------------   -------------
   SL Green Realty+ (A)                                   89,800   $      5,819
   Strategic Hotels & Resorts+ (A)                       197,800          1,493
   Taubman Centers+ (A)                                   83,250          4,163
   Thomas Properties  Group (A)                           71,458            722
   Unibail (France)+ (B)                                  15,483          3,091
   Ventas+ (A)                                           123,600          6,108
   Verde Realty  PIPE* (B) (D)                            21,400            706
   Vornado Realty  Trust+ (A)                            129,700         11,796
                                                                   ------------
                                                                        227,397
                                                                   ------------
HEALTH CARE -- 1.4%
   Brookdale Senior Living (A)                           117,700          2,587
   Sunrise Senior Living* (A)                             63,800            880
                                                                   ------------
                                                                          3,467
                                                                   ------------
Total Common Stock
   (Cost $246,383) ($ Thousands)                                        236,622
                                                                   ------------
AFFILIATED PARTNERSHIP -- 43.3%
   SEI Liquidity Fund, L.P.,
      2.560%**++ (C)                                 110,583,503        108,957
                                                                   ------------
Total Affiliated Partnership
   (Cost $110,583) ($ Thousands)                                        108,957
                                                                   ------------
CASH EQUIVALENT -- 5.1%
   SEI Daily Income Trust, Prime
      Obligation Fund, Cl A,
      2.350%**++                                      12,697,992         12,698
                                                                   ------------
Total Cash Equivalent
   (Cost $12,698) ($ Thousands)                                          12,698
                                                                   ------------
Total Investments -- 142.5%
   (Cost $369,664) ($ Thousands)                                   $    358,277
                                                                   ============

Percentages are based on Net Assets of $251,384 ($ Thousands).

*    Non-income producing security.

**   Rate shown is the 7-day effective yield as of September 30, 2008.

+    Real Estate Investment Trust.

++   Investment in Affiliated Security (see Note 3).

(A) This Security or a partial position of this security is on loan at September 30, 2008 (see Note 7). The total market value of securities on loan at September 30, 2008 was $114,040 ($ Thousands).

(B) Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2008 was $6,893 ($ Thousands) and represented 2.74% of Net Assets.

(C) This security was purchased with cash collateral held from securities on loan (see Note 7). The total market value of such securities as of September 30, 2008 was $108,957 ($ Thousands).

(D) Security considered illiquid and restricted. The total market value of such securities as of September 30, 2008 was $706 ($ Thousands) and represented 0.28% of Net Assets.

Cl   -- Class
L.P. -- Limited Partnership
PIPE -- Private Investment in Public Entity

The accompanying notes are an integral part of the financial statements.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

Enhanced Income Fund

September 30, 2008

SECTOR WEIGHTINGS# (UNAUDITED):

                              (PERFORMANCE GRAPH)

Mortgage-Backed Securities   28.6%
Loan Participations          27.5%
Asset-Backed Securities      17.4%
Corporate Obligations        10.1%
Time Deposits                 8.2%
Short-Term Investments        8.2%

#    Percentages based on total investments.

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
MORTGAGE-BACKED SECURITIES -- 29.5%
AGENCY MORTGAGE-BACKED OBLIGATIONS -- 13.3%
   FHLMC
         6.000%, 09/01/26                                   $         1,041   $         1,057
   FHLMC CMO STRIPS,
      Ser 245, Cl IO, IO
         5.000%, 05/15/37                                             1,592               356
   FNMA TBA
         6.500%, 10/01/37                                            10,000            10,253
         6.000%, 11/01/14 to 11/01/26                                 5,648             5,752
   FNMA
         6.500%, 09/01/26                                               571               587
         6.000%, 10/01/26 to 01/01/27                                 8,542             8,683
         2.380%, 10/21/08 (B)                                        15,000            14,996
                                                                              ---------------
                                                                                       41,684
                                                                              ---------------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS -- 16.2%
   American Tower Trust,
      Ser 2007-1A, Cl D
         5.957%, 04/15/37                                             1,250             1,119
   Arkle Master Issuer PLC,
      Ser 2006-1A, Cl 3M
         2.997%, 11/17/08 (D)                                         1,000               938
   Banc of America Mortgage Securities,
      Ser 2004-J, Cl 2A1
         4.758%, 11/25/08 (D)                                           332               313
   Banc of America Mortgage Securities,
      Ser 2005-C, Cl 2A2
         4.709%, 11/25/08 (D)                                           951               877
   Banc of America Mortgage Securities,
      Ser 2005-I, Cl 2A1
         4.868%, 11/25/08 (D)                                           667               606
   Bayview Commercial Asset Trust,
      Ser 2006-4A, Cl A2
         3.477%, 10/27/08 (D)                                           519               447
   Bear Stearns Adjustable Rate Mortgage
      Trust, Ser 2005-12, Cl 11A1
         5.469%, 11/25/08 (D)                                           703               572
   Bear Stearns Adjustable Rate Mortgage
      Trust, Ser 2005-6, Cl 3A1
         5.276%, 11/25/08 (D)                                         1,705             1,481

                                                              Face Amount      Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Citigroup Commercial Mortgage Trust,
      Ser 2006-FL2, Cl D
         2.698%, 10/15/08 (D)                               $           400   $           358
   Citigroup Commercial Mortgage Trust,
      Ser 2007-FL3A, Cl J
         3.438%, 10/15/08 (D)                                           775               475
   Citigroup Mortgage Loan Trust,
      Ser 2004-HYB3, Cl 1A
         4.453%, 11/25/08 (D)                                           205               163
   Citigroup Mortgage Loan Trust,
      Ser 2006-AR1, Cl 1A1
         4.900%, 11/25/08 (D)                                           714               653
   Commercial Mortgage Pass-Through
      Certificates, Ser 2006-FL12, Cl A2
         2.588%, 10/15/08 (D)                                           986               883
   Countrywide Home Loan Mortgage
      Pass-Through Trust, Ser 2005-22, Cl 2A1
         5.256%, 11/25/08 (D)                                           767               574
   Countrywide Home Loan Mortgage
      Pass-Through Trust, Ser 2005-HY10, Cl 3A1A
         5.379%, 11/20/08 (D)                                           490               341
   Crown Castle Towers LLC, Ser 2006-1A,
      Cl E
         6.065%, 11/15/36                                             1,775             1,553
   Crusade Global Trust, Ser 2004-2,
      Cl A1
         2.939%, 11/19/08 (D)                                           180               167
   Crusade Global Trust, Ser 2007-1,
      Cl A1
         2.846%, 10/20/08 (D)                                         1,141             1,024
   Diversified REIT Trust, Ser 1999-1A,
      Cl A2
         6.780%, 03/18/11                                               255               255
   First Horizon Alternative Mortgage
      Securities, Ser 2005-AA3, Cl 3A1
         5.352%, 11/25/08 (D)                                         1,347             1,045
   First Horizon Asset Securities,
      Ser 2005-AR4, Cl 2A1
         5.333%, 11/25/08 (D)                                         1,130               913
   Gracechurch Mortgage Financing PLC,
      Ser 2007-1A, Cl 2D1
         3.200%, 11/20/08 (D)                                         1,195             1,048
   Granite Master Issuer PLC, Ser 2006-3, Cl M1
         2.966%, 10/20/08 (D)                                           570               476
   Granite Master Issuer PLC, Ser 2007-1, Cl 1C1
         3.504%, 12/22/08 (D)                                           410               267

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Granite Master Issuer PLC, Ser 2007-2,
      Cl 2C1
         3.219%, 10/17/08 (D)                               $           525   $           356
   Greenwich Capital Commercial Funding,
      Ser 2006-FL4A, Cl C
         4.275%, 11/05/08 (D)                                           810               668
   GS Mortgage Securities II, Ser 2007-EOP,
      Cl K
         5.095%, 11/06/08 (D)                                           380               318
   GSR Mortgage Loan Trust,
      Ser 2005-AR2, Cl 1A2
         6.379%, 11/25/08 (D)                                           302               258
   GSR Mortgage Loan Trust,
      Ser 2006-AR2, Cl 3A1
         5.748%, 11/25/08 (D)                                           950               758
   GSR Mortgage Loan Trust,
      Ser 2007-AR2, Cl 1A1
         5.779%, 11/25/08 (D)                                         2,073             1,540
   Harborview Mortgage Loan Trust,
      Ser 2005-14, Cl 3A1A
         5.301%, 11/19/08 (D)                                         1,451             1,316
   Impac CMB Trust, Ser 2005-1, Cl 1A1
         3.467%, 10/27/08 (D)                                           410               229
   Impac CMB Trust, Ser 2005-4, Cl 1M1
        3.637%, 10/27/08 (D)                                            634               304
   Interstar Millennium Trust, Ser 2002-1G,
      Cl A2
         2.971%, 01/07/09 (D)                                           103                99
   JPMorgan Chase Commercial Mortgage
      Securities, Ser 2006-FL2A, Cl J
         3.138%, 10/15/08 (D)                                         1,966             1,554
   JPMorgan Mortgage Trust, Ser 2006-A6,
      Cl 4A1
         5.248%, 11/25/08 (D)                                         1,094             1,003
   JPMorgan Mortgage Trust, Ser 2007-A3,
      Cl 1A1
         5.457%, 11/25/08 (D)                                         1,988             1,542
   Leek Finance PLC, Ser 2006-18A,
      Cl A2B
         3.334%, 12/22/08 (D)                                           414               402
   Master Adjustable Rate Mortgages
      Trust, Ser 2004-12, Cl 5A1
         5.884%, 11/25/08 (D)                                            98                84
   Merrill Lynch Mortgage Investors,
      Ser 2005-A1, Cl 1A
         5.023%, 11/25/08 (D)                                           375               279
   Merrill Lynch Mortgage Investors,
      Ser 2005-A2, Cl A2
         4.487%, 11/25/08 (D)                                         1,656             1,340
   Merrill Lynch Mortgage Investors,
      Ser 2005-A9, Cl 2A1A
         5.142%, 11/25/08 (D)                                         1,401             1,313

                                                              Face Amount      Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Merrill Lynch Mortgage Investors,
      Ser 2005-A9, Cl 2A1E
         5.142%, 11/25/08 (D)                               $         2,030   $         1,779
   MLCC Mortgage Investors, Ser 2006-1,
      Cl 2A1
         5.377%, 11/25/08 (D)                                         1,108             1,003
   Morgan Stanley Capital I,
      Ser 2007-XLFA, Cl C
         2.648%, 10/15/08 (D)                                         1,025               842
   MortgageIT Trust, Ser 2005-5, Cl A1
         3.467%, 10/27/08 (D)                                         1,400             1,129
   Permanent Master Issuer PLC,
      Ser 2006-1, Cl 2C
         3.191%, 10/15/08 (D)                                           700               635
   Prudential Commercial Mortgage Trust,
      Ser 2003-PWR1, Cl A1
         3.669%, 02/11/36                                               727               701
   Residential Funding Mortgage Securities I,
      Ser 2006-SA1, Cl 1A1
         5.672%, 11/25/08 (D)                                           586               473
   Residential Funding Mortgage Securities I,
      Ser 2007-SA2, Cl 2A2
         5.674%, 11/25/08 (D)                                           976               803
   Residential Funding Mortgage Securities I,
      Ser 2007-SA2, Cl 2A1
         5.674%, 11/25/08 (D)                                         2,010             1,655
   Sequoia Mortgage Trust, Ser 2004-10,
      Cl A2
         3.508%, 10/20/08 (D)                                           267               258
   Sequoia Mortgage Trust, Ser 2004-11,
      Cl A1
         3.488%, 10/20/08 (D)                                           212               200
   Sequoia Mortgage Trust, Ser 2005-2,
      Cl A1
         3.408%, 10/20/08 (D)                                           119               109
   Sequoia Mortgage Trust, Ser 2007-1,
      Cl 2A1
         5.824%, 11/20/08 (D)                                         1,914             1,597
   Washington Mutual Mortgage
      Pass-Through Certificates,
      Ser 2004-AR5, Cl A6
         3.838%, 11/25/08 (D)                                         1,200             1,192
   Washington Mutual Mortgage
      Pass-Through Certificates,
      Ser 2005-AR3, Cl A2
         4.636%, 11/25/08 (D)                                         1,264             1,091
   Washington Mutual Mortgage
      Pass-Through Certificates,
      Ser 2006-AR2, Cl 1A1
         5.297%, 11/25/08 (D)                                           696               568

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                              Face Amount      Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Wells Fargo Mortgage-Backed Securities
      Trust, Ser 2003-J, Cl 2A4
         4.452%, 11/25/08 (D)                               $           151   $           149
   Wells Fargo Mortgage-Backed Securities
      Trust, Ser 2004-BB, Cl A2
         4.556%, 11/25/08 (D)                                           705               603
   Wells Fargo Mortgage-Backed Securities
      Trust, Ser 2005-AR1, Cl 2A1
         4.499%, 11/25/08 (D)                                           918               743
   Wells Fargo Mortgage-Backed Securities
      Trust, Ser 2005-AR2, Cl 2A2
         4.549%, 11/25/08 (D)                                           803               694
   Wells Fargo Mortgage-Backed Securities
      Trust, Ser 2005-AR4, Cl 2A2
         4.537%, 11/25/08 (D)                                           471               409
   Wells Fargo Mortgage-Backed Securities
      Trust, Ser 2006-AR10, Cl 2A1
         5.636%, 11/25/08 (D)                                         1,173               899
   Wells Fargo Mortgage-Backed Securities
      Trust, Ser 2006-AR16, Cl A1
         5.665%, 11/25/08 (D)                                         1,621             1,369
   Wells Fargo Mortgage-Backed Securities
      Trust, Ser 2006-AR5, Cl 2A1
         5.539%, 11/25/08 (D)                                         1,554             1,240
   Wells Fargo Mortgage-Backed Securities
      Trust, Ser 2006-AR8, Cl 2A1
         5.240%, 11/25/08 (D)                                         1,116               959
                                                                              ---------------
                                                                                       51,011
                                                                              ---------------
Total Mortgage-Backed Securities
   (Cost $102,209) ($ Thousands)                                                       92,695
                                                                              ---------------
LOAN PARTICIPATIONS -- 28.3%
   Acument Global Technologies,
      Term B Loan
         6.004%, 08/11/13                                             1,967             1,810
   Alpha Topco, 2nd Lien
         6.634%, 06/30/14                                             2,000             1,655
   Arclin US Holdings, 1st Lien
         5.560%, 07/10/14                                             1,840             1,500
   Barrington Broadcasting Group
         5.044%, 08/05/13                                               983               766
   Bio Tech Research Labs, 1st Lien
         4.470%, 03/17/14                                               986               818
   CCS Medical
         6.060%, 09/30/12                                             5,300             4,222
   Cequel Communications, 1st Lien
         4.795%, 11/05/13                                             1,463             1,274
   Charter Communications
         4.800%, 03/06/14                                             1,995             1,586
   Claire's Stores, Term B Loan
         5.556%, 05/29/14                                             2,992             1,787


                                                              Face Amount      Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Clarke American, Tranche B
         5.298%, 06/30/14                                   $         1,980   $         1,515
   Delphi, Tranche C, 1st Lien
         8.500%, 12/31/08                                             1,000               819
   Delta Air Lines, 2nd Lien
         5.719%, 04/30/14                                               484               337
   Dollar General
         5.219%, 07/07/14                                             1,500             1,298
   Dollar General, Tranche B-2
         5.219%, 07/07/14                                             1,500             1,298
   DTN, 1st Lien, Tranche C
         5.819%, 08/15/14                                               872               811
   Eddie Bauer
         5.880%, 04/01/14                                               857               583
   Emerson Reinsurance, Term A Loan
         4.570%, 12/15/11                                             1,300             1,079
   Emerson Reinsurance, Term B Loan
         5.820%, 12/15/11                                               500               415
   Emerson Reinsurance, Term C Loan
         8.070%, 12/15/11                                               200               166
   Euramax International, 1st Lien
         8.000%, 06/29/12                                             1,429             1,110
   Ferro
         1.000%, 06/06/12 (F)                                           644                48
   First Data
         5.903%, 09/24/14                                             3,491             2,982
   Foamex L.P., 1st Lien
         6.022%, 02/12/13                                             2,449             1,457
   Fontainebleau Miami, Term B Loan
         8.819%, 06/06/12                                             2,500             1,475
   Freescale Semiconductor
         4.236%, 11/29/13                                             1,995             1,620
   Fresenius, Tranch B1
         0.000%, 08/20/14 (E)                                         1,300             1,274
   Fresenius, Tranch B2
         0.000%, 08/20/14 (E)                                           700               686
   Ginn La Conduit Lender, 1st Lien,
      Tranche A
         8.545%, 06/08/11 (G)                                           631               148
   Ginn La Conduit Lender, 1st Lien,
      Tranche B
         9.500%, 06/08/11 (G)                                         1,352               316
   Global Petroleum
         8.526%, 07/26/13                                             1,960             1,803
   Green Valley Ranch Gaming
         5.707%, 02/16/14                                               974               677
   Green Valley Ranch Gaming, 2nd Lien
         6.959%, 08/16/14                                             1,000               493
   HCA
         7.610%, 11/07/13                                                 1                 1
   II Exploration L.P., Term B Loan
         7.292%, 10/28/13                                               988               741

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Keane International
         4.720%, 06/04/13                                   $         1,842   $         1,234
   Keane International (Synthetic)
         4.720%, 06/04/13                                               140                93
   Kuilima Resort, 1st Lien
         0.000%, 09/30/10 (G)                                         1,577               972
   Lake at Las Vegas
         12.000%, 06/20/12                                            1,000               995
         0.171%, 06/20/12                                             1,759               323
   Lake at Las Vegas (Synthetic)
         16.100%, 06/20/12 (G)                                          241                44
   Land Investment Consortium, 1st Lien
         7.704%, 05/09/11                                               897               628
   Latham Manufacturing
         8.520%, 06/30/12                                                 2                 1
   Lifecare Holding
         7.960%, 08/11/12                                               492               404
   LNR Property, Tranche B
         6.040%, 07/12/11                                             1,080               702
   Manitowoc
         0.000%, 04/14/14 (F)                                         2,000                --
   Medical Staffing Network, 1st Lien
         6.306%, 07/02/13                                               990               970
   Metro PCS Wireless, Tranche B
         5.402%, 11/04/13                                             1,995             1,781
         0.000%, 11/04/13 (E)                                         1,000               893
   Monitor Oil, 2nd Lien
         0.000%, 01/25/15 (F)                                            47                --
   Movie Gallery, 1st Lien
         12.250%, 03/08/12                                            1,436               969
         9.750%, 03/08/12                                               479               323
   Movie Gallery, 1st Lien (Synthetic)
         8.551%, 03/08/12                                                57                38
         8.551%, 03/08/12                                                19                13
   Mylan Laboratiories, Term Loan B
         7.037%, 10/02/14                                             1,994             1,862
   Penton Media, 1st Lien
         5.067%, 02/01/13                                             1,481             1,059
   Pinnacle Foods Group
         5.433%, 04/19/14                                               990               818
   Pivotal Promontory LLC, 1st Lien
         7.000%, 08/31/10 (G)                                         2,957             1,951
   Realogy (Synthetic)
         2.440%, 10/10/13                                               483               361
   Realogy, Term B Loan
         5.570%, 10/10/13 (E)                                         2,232             1,670
   Roofing Supply Group
         9.770%, 06/30/13                                               956               705
   Serena Software
         4.680%, 03/11/13                                             1,707             1,536
   Sirva Worldwide, Term B Loan
         12.500%, 12/01/10                                            1,787               655
         9.400%, 12/01/10                                               888               888
         6.370%, 12/01/10                                             1,000               366
         0.000%, 12/01/10 (F)                                            18                --

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Sitel LLC
         5.345%, 01/30/14                                   $         2,727   $         1,882
   Spirit Finance
         5.801%, 07/15/13                                             3,500             2,415
   Texas Competitive Electric Holdings
         6.231%, 10/10/14                                               755               635
   Texas Electric, Tranche B-2
         6.231%, 10/10/14 (E)                                         1,194             1,003
   The Newark Group
         9.530%, 03/22/13                                               240               180
   The Newark Group (Synthetic)
         10.210%, 03/22/13                                            1,619             1,214
   Total Safety, 1st Lien, Tranche B
         5.222%, 12/08/12                                               990               941
   Totes Isotoner, 1st Lien
         5.158%, 01/31/13                                               741               593
         5.150%, 01/31/13                                               738               590
         5.139%, 01/31/13                                             2,461             1,969
   US Airways Group
         6.209%, 03/19/14                                             6,435             3,952
   Venoco, 2nd Lien
         6.812%, 05/07/14                                             1,000               930
   Verint Systems
         5.736%, 05/27/14                                             1,877             1,539
   Waiccs Las Vegas 3 LLC, 1st Lien
         6.198%, 02/01/09                                             2,000             1,600
   Waiccs Las Vegas 3 LLC, 2nd Lien
         11.698%, 02/01/09                                            2,000             1,400
   WideOpenWest Finance, 1st Lien
         5.397%, 06/30/14                                             2,000             1,500
         5.397%, 06/01/14                                             3,000             2,249
   WideOpenWest Finance, 2nd Lien
         9.500%, 06/27/15                                             1,303               978
   Wm. Bolthouse Farms, 1st Lien
         5.063%, 12/17/12                                             2,952             2,656
                                                                              ---------------
Total Loan Participations
   (Cost $116,936) ($Thousands)                                                        89,050
                                                                              ---------------
ASSET-BACKED SECURITIES -- 17.9%
AUTOMOTIVE -- 3.3%
   AmeriCredit Automobile Receivables
      Trust, Ser 2006-1, Cl A4
         5.200%, 03/06/11                                               830               813
   Americredit Prime Automobile
      Receivable, Ser 2007-1, Cl D
         5.620%, 01/08/12                                               775               599
   Capital Auto Receivables Asset Trust,
      Ser 2007-1, Cl B
         5.150%, 09/17/12                                               955               835
   Carmax Auto Owner Trust, Ser 2007-1,
      Cl C
         5.530%, 07/15/13                                               190               134

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Ford Credit Auto Owner Trust,
      Ser 2007-A, Cl C
         5.800%, 02/15/13                                   $           515   $           399
   Harley-Davidson Motorcycle Trust,
      Ser 2006-1, Cl B
         5.240%, 11/15/13                                             1,550             1,509
   Harley-Davidson Motorcycle Trust,
      Ser 2006-3, Cl B
         5.430%, 11/15/14                                               890               774
   Harley-Davidson Motorcycle Trust,
      Ser 2007-2, Cl B
         5.230%, 03/15/14                                             1,225             1,077
   Hyundai Auto Receivables Trust,
      Ser 2006-B, Cl D
         5.410%, 05/15/13                                               680               648
   Hyundai Auto Receivables Trust,
      Ser 2007-A, Cl A4
         5.260%, 11/15/12                                               660               658
   Hyundai Auto Receivables Trust,
      Ser 2007-A, Cl A3A
         5.040%, 01/17/12                                               660               660
   Merrill Auto Trust Securitization,
      Ser 2007-1, Cl C
         5.960%, 12/15/13                                             1,593             1,464
   WFS Financial Owner Trust, Cl A4
         3.930%, 02/17/12                                               667               667
                                                                              ---------------
                                                                                       10,237
                                                                              ---------------
CREDIT CARDS -- 5.9%
   Advanta Business Card Master Trust,
      Ser 2004-C1, Cl C
         4.238%, 10/20/08 (D)                                           485               400
   Advanta Business Card Master Trust,
      Ser 2006-B2, Cl B2
         3.438%, 10/20/08 (D)                                         1,000               663
   Advanta Business Card Master Trust,
      Ser 2006-C1, Cl C1
         3.668%, 10/20/08 (D)                                         1,500               739
   Advanta Business Card Master Trust,
      Ser 2007-B1, Cl B
         3.438%, 10/20/08 (D)                                         2,000             1,233
   American Express Credit Account Master
      Trust, Ser 2004-C, Cl C
         2.988%, 10/15/08 (D)                                           124               119
   Bank of America Credit Card Trust,
      Ser 2006-C7, Cl C7
         2.718%, 10/15/08 (D)                                         1,000               951
   Cabela's Master Credit Card Trust,
      Ser 2006-3A, Cl C
         2.867%, 10/15/08 (D)                                           520               444
   Capital One Master Trust, Ser 2002-1A,
      Cl B
         3.088%, 10/15/08 (D)                                           525               523

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Capital One Multi-Asset Execution Trust,
      Ser 2005-C1, Cl C1
         2.888%, 10/15/08 (D)                               $         1,800   $         1,592
   Citibank Credit Card Issuance Trust,
      Ser 2006-C4, Cl C4
         4.330%, 11/07/08 (D)                                         1,800             1,687
   Citibank Credit Card Issuance Trust,
      Ser 2007-B5, Cl B5
         4.730%, 11/07/08 (D)                                         2,000             1,721
   First National Master Note Trust,
      Ser 2007-1, Cl B
         2.688%, 10/15/08 (D)                                         1,335             1,253
   GE Capital Credit Card Master Note
      Trust, Ser 2007-4, Cl B
         2.688%, 10/15/08 (D)                                         3,150             2,556
   MBNA Master Credit Card Trust,
      Ser 1997-B, Cl B
         2.838%, 10/15/08 (D)                                         2,100             1,831
   MBNA Master Credit Card Trust,
      Ser 1999-J, Cl C
         7.850%, 02/15/12 (C)                                         1,500             1,495
   Washington Mutual Master Note Trust,
      Ser 2006-C2A, Cl C2
         2.988%, 10/15/08 (C) (D)                                       800               465
   Washington Mutual Master Note Trust,
      Ser 2006-C3A, Cl C3A
         2.868%, 10/15/08 (D)                                         1,000               859
                                                                              ---------------
                                                                                       18,531
                                                                              ---------------
MORTGAGE RELATED SECURITIES -- 1.5%
   ACE Securities, Ser 2006-HE1, Cl M2
         3.607%, 10/27/08 (D)                                           515                53
   ACE Securities, Ser 2006-OP2, Cl A2B
         3.317%, 10/27/08 (D)                                         1,000               895
   Asset-Backed Funding Certificates,
      Ser 2006-OPT2, Cl A3B
         3.317%, 10/27/08 (D)                                         1,100             1,015
   New Century Home Equity Loan Trust,
      Ser 2005-1, Cl A1MZ
         3.497%, 10/27/08 (D)                                            35                29
   Option One Mortgage Loan Trust,
      Ser 2005-3, Cl M1
         3.677%, 10/27/08 (D)                                           428               298
   Option One Mortgage Loan Trust,
      Ser 2007-2, Cl M1
         3.567%, 10/27/08 (D)                                         2,635               370
   Option One Mortgage Loan Trust,
      Ser 2007-FXD1, Cl 3A3
         5.611%, 11/25/08 (D)                                           285               173
   Option One Mortgage Loan Trust,
      Ser 2007-FXD2, Cl 2A1
         5.900%, 03/25/37                                             1,136             1,120

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Option One Mortgage Loan Trust,
      Ser 2007-HL1, Cl 2A1
         3.327%, 10/27/08 (D)                               $           873   $           763
                                                                              ---------------
                                                                                        4,716
                                                                              ---------------
OTHER ASSET-BACKED SECURITIES -- 7.2%
   ACAS Business Loan Trust,
      Ser 2006-1A, Cl A
         3.040%, 11/28/08 (D)                                         1,750             1,461
   ACAS Business Loan Trust
      Ser 2007-1A, Cl C
         3.657%, 11/17/08 (D)                                         1,837             1,510
   AIG Credit Premium Finance Master
      Trust, Ser 2007-AA, Cl C
         2.888%, 10/15/08 (D)                                         1,245             1,071
   Babson CLO , Ser 2007-1A, Cl A1
         3.010%, 10/20/08 (D)                                         1,120               984
   Blackrock Senior Income Series,
      Ser 2006-4A, Cl C
         3.466%, 10/20/08 (D)                                         1,930             1,158
   Capital Trust Re CDO Ltd.,
      Ser 2006-4A, Cl A1
         3.498%, 10/20/08 (D)                                         1,059               709
   CapitalSource Commercial Loan Trust,
      Ser 2006-2A, Cl A1A
         3.398%, 10/20/08 (D)                                           730               651
   CapitalSource Commercial Loan Trust,
      Ser 2007-1, Cl C
         3.838%, 10/20/08 (D)                                           467               337
   CIT Equipment Collateral,
      Ser 2006-VT2, Cl C
         5.290%, 04/20/14                                                68                67
   Citigroup Mortgage Loan Trust,
      Ser 2006-WFH3, Cl M1
         3.497%, 10/27/08 (D)                                           805               335
   Countrywide Asset-Backed Certificates,
      Ser 2005-13, Cl 3AV3
         3.457%, 10/27/08 (D)                                         1,301             1,214
   Countrywide Asset-Backed Certificates,
      Ser 2006-18, Cl M1
         3.507%, 10/27/08 (D)                                         1,000               242
   Countrywide Asset-Backed Certificates,
      Ser 2006-22, Cl M3
         3.517%, 10/27/08 (D)                                         1,000               107
   Countrywide Asset-Backed Certificates,
      Ser 2006-22, Cl M1
         3.437%, 10/27/08 (D)                                         1,500               272
   Credit-Based Asset Servicing and
      Securitization CDO, Ser 2006-16A,
      Cl A
         3.065%, 12/08/08 (D)                                           523                78
   Dominos Pizza Master Issuer LLC,
      Ser 2007-1, Cl A2
         5.261%, 04/25/37                                             2,200             1,784

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
First Franklin Mortgage Loan
   Asset-Backed Certificates,
   Ser 2007-FF1, Cl M2
      3.467%, 10/27/08 (D)                                  $         1,145   $           135
GE Business Loan Trust, Ser 2003-2A,
   Cl B
      3.488%, 10/15/08 (D)                                              101                84
GE Business Loan Trust, Ser 2004-2A,
   Cl A
      2.708%, 10/15/08 (D)                                              136               105
GE Business Loan Trust, Ser 2004-2A,
   Cl B
      2.968%, 10/15/08 (D)                                              102                92
GE Business Loan Trust, Ser 2006-2A,
   Cl D
      3.238%, 10/15/08 (D)                                              281               213
GE Commercial Equipment Financing,
   Ser 2004-1, Cl B
      3.388%, 10/20/08 (D)                                              591               588
GE Commercial Loan Trust, Ser 2006-3,
   Cl C
      3.336%, 10/20/08 (D)                                              344               184
GE Dealer Floorplan Master Note Trust,
   Ser 2006-2, Cl C
      3.618%, 10/20/08 (D)                                              460               323
GMAC Mortgage Loan Trust,
   Ser 2006-HE4, Cl A2
      3.347%, 10/27/08 (D)                                            1,052               662
JPMorgan Mortgage Acquisition,
   Ser 2006-CH1, Cl M1
      2.689%, 10/27/08 (D)                                              335               138
JPMorgan Mortgage Acquisition,
   Ser 2006-CH2, Cl MV1
      3.417%, 10/27/08 (D)                                            1,125               318
JPMorgan Mortgage Acquisition,
   Ser 2006-WMC3, Cl A4
      3.357%, 10/27/08 (D)                                            1,250               525
JPMorgan Mortgage Acquisition,
   Ser 2007-CH3, Cl M3
      3.577%, 10/27/08 (D)                                              385                66
Katonah, Ser 2005-7A, Cl B
      3.224%, 11/17/08 (D)                                              700               539
Lambda Finance , Ser 2005-1A, Cl A3
      3.034%, 11/17/08 (D)                                            1,600             1,490
Marriott Vacation Club Owner Trust,
   Ser 2006-2A, Cl A
      5.362%, 10/20/28                                                  153               141
Marriott Vacation Club Owner Trust,
   Ser 2007-1A, Cl D
      6.135%, 05/20/29                                                  700               557
Mayport CLO, Ser 2006-1A, Cl A3L
      3.462%, 11/24/08 (D)                                              270               174
Mayport CLO, Ser 2006-1A, Cl A2L
      3.172%, 11/24/08 (D)                                            1,005               736

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Prima, Ser 2006-1, Cl A1
         5.417%, 12/28/48                                   $         2,144   $         1,844
   Race Point CLO, Ser 2007-4A, Cl D
         4.801%, 11/03/08 (D)                                           500               175
   Sierra Receivables Funding,
      Ser 2007-2A, Cl A2
         4.188%, 10/20/08 (D)                                         1,050               848
   Superior Wholesale Inventory Financing
      Trust, Ser 2007-AE1, Cl C
         3.088%, 10/15/08 (D)                                           215               184
   Superior Wholesale Inventory Financing
      Trust, Ser 2007-AE1, Cl B
         2.788%, 10/15/08 (D)                                           115               103
   Triton Container Finance LLC,
      Ser 2006-1A, Cl N
         3.599%, 10/27/08 (D)                                           612               481
   Wadsworth CDO, Ser 2006-1A, Cl A2
         3.184%, 11/05/08 (D)                                           940                 9
   Wadsworth CDO, Ser 2006-1A, Cl B
         3.254%, 11/05/08 (D)                                           315                 3
                                                                              ---------------
                                                                                       22,697
                                                                              ---------------
Total Asset-Backed Securities
   (Cost $78,058) ($ Thousands)                                                        56,181
                                                                              ---------------
CORPORATE OBLIGATIONS -- 10.4%
CONSUMER DISCRETIONARY -- 0.8%
   Harrah's Operating
         5.500%, 07/01/10                                             1,000               750
   President and Fellows of Harvard College
         3.700%, 04/01/13                                             1,060             1,029
   Univision Communications
         3.875%, 10/15/08                                               825               817
                                                                              ---------------
                                                                                        2,596
                                                                              ---------------
FINANCIALS -- 7.3%
   Banco Santander Chile
         3.164%, 12/09/08 (C) (D)                                     1,750             1,718
   BTM Curacao Holdings MTN
         4.760%, 01/21/09 (C)                                         1,000               974
   Citigroup
         3.361%, 11/25/08 (D)                                         1,500               684
   Everest Reinsurance Holdings
         8.750%, 03/15/10                                             1,050             1,094
         6.600%, 11/15/08                                             2,000             1,169
   Goldman Sachs Capital III
         3.581%, 12/01/08 (D)                                         2,600               919
   ILFC E-Capital Trust I
         5.900%, 12/21/08 (C) (D)                                     1,000               301
   JPMorgan Chase Capital XXI, Ser U
         3.741%, 11/03/08 (D)                                         2,550             1,976

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Liberty Property L.P.
         7.250%, 03/15/11 ++                                $         1,000   $         1,015
   MBIA Insurance
         14.000%, 01/15/09 (C) (D)                                    1,000               580
   Mellon Funding
         2.954%, 11/17/08 (D)                                         2,100             1,986
   Merrill Lynch
         3.579%, 12/15/08 (D)                                           700               547
   Monumental Global Funding III
         2.991%, 10/15/08 (C) (D)                                     1,800             1,613
   Prudential Financial MTN
         5.100%, 12/14/11                                               310               304
   RSHB Capital
         7.175%, 05/16/13 (C)                                           115                94
         6.299%, 05/15/17                                             1,065               760
   State Street
         2.896%, 10/30/08 (D)                                         1,215             1,207
   State Street Capital Trust IV
         3.819%, 12/15/08 (D)                                           850               561
   UBS Luxembourg
         7.429%, 02/11/09                                               500               453
   Unitrin
         6.000%, 05/15/17                                             1,270             1,066
         4.875%, 11/01/10                                             1,000               966
   VTB 24 Capital PLC MTN, Ser E
         3.635%, 12/08/08 (D)                                         1,000               960
   Western Union
         5.400%, 11/17/11                                             1,175             1,185
   Willis North America
         5.125%, 07/15/10                                             1,000               990
                                                                              ---------------
                                                                                       23,122
                                                                              ---------------
HEALTH CARE -- 0.6%
   Quest Diagnostics
         5.125%, 11/01/10                                             1,000             1,008
   UnitedHealth Group
         4.102%, 11/07/08 (D)                                         1,000               980
                                                                              ---------------
                                                                                        1,988
                                                                              ---------------
INDUSTRIALS -- 0.3%
   Continental Airlines, Ser 061G
         3.161%, 12/02/08 (D)                                         1,000               795
                                                                              ---------------
REGIONAL AGENCIES -- 0.2%
   Republic of Trinidad & Tobago
         9.875%, 10/01/09                                               500               523
                                                                              ---------------
TELECOMMUNICATION SERVICES -- 1.0%
   Corning
         6.050%, 06/15/15                                             1,000               956
   Telecom Italia Capital
         3.395%, 10/20/08 (D)                                         1,000               933

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                              Face Amount
                                                             ($ Thousands)/     Market Value
Description                                                      Shares        ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Vodafone Group PLC
         3.090%, 11/28/08 (D)                               $         1,300   $         1,225
                                                                              ---------------
                                                                                        3,114
                                                                              ---------------
UTILITIES -- 0.2%
   Southern, Ser A
         5.300%, 01/15/12                                               665               667
                                                                              ---------------
Total Corporate Obligations
   (Cost $39,935) ($ Thousands)                                                        32,805
                                                                              ---------------
TIME DEPOSITS -- 8.4%
   Barclays Bank London
         2.520%, 10/31/08                                             5,422             5,422
   Lloyds TSB London
         2.560%, 10/10/08                                             5,223             5,223
   Royal Bank of Scotland London
         2.600%, 11/12/08                                             5,140             5,140
         2.450%, 11/13/08                                             4,744             4,744
   UBS London
         3.920%, 11/13/08                                             6,054             6,053
                                                                              ---------------
Total Time Deposits
   (Cost $26,582) ($ Thousands)                                                        26,582
                                                                              ---------------
CASH EQUIVALENT -- 3.8%
   SEI Daily Income Trust,
      Prime Obligation Fund,
      Cl A, 2.350%*+                                             12,131,746            12,132
                                                                              ---------------
Total Cash Equivalent
   (Cost $12,132) ($ Thousands)                                                        12,132
                                                                              ---------------

REPURCHASE AGREEMENT -- 4.5%
   Bank of America (A)
      2.250%, dated 09/30/08, to be
      repurchased on 10/01/08,
      repurchase price $14,300,894
      (collateralized by a U.S. Government
      Obligation, par value
      $15,816,325,
      5.500%, 01/01/38; market
      value $14,521,915)                                             14,300            14,300
                                                                              ---------------
Total Repurchase Agreement
   (Cost $14,300) ($ Thousands)                                                        14,300
                                                                              ---------------
Total Investments -- 102.8%
   (Cost $390,152) ($ Thousands)                                              $       323,745
                                                                              ===============

A summary of the open futures contracts held by the Fund at September 30, 2008, is as follows (see Note 2 in Notes to Financial Statements):

                                                        UNREALIZED
                            NUMBER OF                  APPRECIATION
TYPE OF                     CONTRACTS    EXPIRATION   (DEPRECIATION)
CONTRACT                  LONG (SHORT)      DATE       ($ THOUSANDS)
-----------------------   ------------   ----------   --------------
U.S. 10-Year Note             (130)      Dec-2008         $ 149
U.S. 2-Year Note              (125)      Dec-2008          (134)
U.S. 5-Year Note               (90)      Dec-2008             9
U.S. Long Treasury Bond        (24)      Dec-2008             7
                                                          -----
                                                          $  31
                                                          =====

A summary of the outstanding forward foreign currency contracts held by the Fund at September 30, 2008, is as follows (see Note 2 in Notes to Financial Statements):

                                                    UNREALIZED
                      CURRENCY       CURRENCY      APPRECIATION
SETTLEMENT           TO DELIVER     TO RECEIVE    (DEPRECIATION)
DATE                 (THOUSANDS)    (THOUSANDS)    ($ THOUSANDS)
-----------------   ------------   ------------   --------------
10/10/08            AUD    6,367   EUR    3,632      $    87
10/10/08            AUD    3,900   GBP    1,790          118
10/10/08            CAD    3,760   USD    3,563           24
10/10/08            EUR    3,247   AUD    5,771          (15)
10/10/08            EUR    2,698   SEK   25,710         (105)
10/10/08            GBP    2,732   AUD    6,035         (115)
10/10/08            SEK   25,710   EUR    2,701          110
10/10/08            USD    1,280   CAD    1,370           10
10/10/08-12/10/08   AUD    3,958   USD    3,600          487
10/10/08-12/10/08   CHF    6,200   NZD    8,007         (236)
10/10/08-12/10/08   EUR    9,115   USD   14,000        1,172
10/10/08-12/10/08   GBP   10,501   USD   20,300        1,556
10/10/08-12/10/08   NZD    8,097   CHF    6,200          175
10/10/08-12/10/08   USD    3,600   AUD    3,860         (565)
10/10/08-12/10/08   USD   14,000   EUR    9,005       (1,327)
10/10/08-12/10/08   USD   20,300   GBP   10,420       (1,701)
10/10/08-1/14/09    NOK   29,499   JPY  587,000          602
10/10/08-2/11/09    GBP    2,385   SGD    6,200           97
10/10/08-2/12/09    JPY  674,000   NOK   33,909         (697)
10/10/08-3/11/09    EUR   14,807   JPY2,353,000        1,495
10/10/08-3/11/09    GBP    6,038   JPY1,182,000          501
10/10/08-3/11/09    JPY2,353,000   EUR   14,676       (1,679)
10/10/08-3/11/09    JPY1,182,000   GBP    5,925         (703)
10/10/08-3/11/09    SGD    7,300   GBP    2,791         (149)
1/13/09             CHF    3,200   EUR    1,999          (62)
1/13/09             EUR    2,014   CHF    3,200           40
1/13/09-2/11/09     AUD    1,705   CHF    1,600          106
1/13/09-2/11/09     CHF    1,600   AUD    1,686         (121)
1/13/09-2/11/09     GBP    4,012   CHF    8,000           40
1/13/09-2/11/09     NZD    3,198   USD    2,200           96
1/13/09-3/11/09     CHF    9,700   GBP    4,842          (93)
1/13/09-3/11/09     USD    2,900   NZD    4,152         (171)
                                                     -------
                                                     $(1,023)
                                                     =======

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

Enhanced Income Fund (Concluded)

September 30, 2008

A summary of outstanding swap agreements held by the Fund at September 30, 2008, is as follows (see Note 2 in Notes to Financial Statements):

                              CREDIT DEFAULT SWAPS

                                                                                                                   NET
                                                                                                               UNREALIZED
                                                                                                              APPRECIATION
                                                     BUY/SELL      (PAYS)/     TERMINATION  NOTIONAL AMOUNT  (DEPRECIATION)
COUNTERPARTY       REFERENCE ENTITY/OBLIGATION      PROTECTION  RECEIVES RATE      DATE       (THOUSANDS)     ($THOUSANDS)
-------------  -----------------------------------  ----------  -------------  -----------  ---------------  --------------
Goldman Sachs  AIG, 2.80%, 09/20/13                    Buy         (2.80)%       09/20/13        $  485           $158
Goldman Sachs  Republic of Italy, 6.875%, 09/27/23     Sell         0.19         12/20/16         1,700            (48)
                                                                                                                  ----
                                                                                                                  $110
                                                                                                                  ====

Percentages are based on Net Assets of $314,811 ($ Thousands).

*    Rate shown is the 7-day effective yield as of September 30, 2008.

+    Investment in Affiliated Security (see Note 3).

++   Real Estate Investment Trust.

(A)  Tri-Party Repurchase Agreement.

(B) Zero Coupon Bond -- The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(C) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2008. The date reported on the Schedule of Investments is the next reset date.

(E)  Unsettled bank loan. Interest rate not available.

(F)  Unfunded bank loan. Interest rate not available.

(G)  Security in default on interest payments.

AUD    -- Australian Dollar
CAD    -- Canadian Dollar
CDO    -- Collateralized Debt Obligation
CHF    -- Swiss Franc
Cl     -- Class
CLO    -- Collateralized Loan Obligation
CMO    -- Collateralized Mortgage Obligation
EUR    -- Euro
FHLMC  -- Federal Home Loan Mortgage Corporation
FNMA   -- Federal National Mortgage Association
GBP    -- British Pound
IO     -- Interest Only-face amount represents notional amount
JPY    -- Japanese Yen
LLC    -- Limited Liability Company
L.P.   -- Limited Partnership
Ltd.   -- Limited
MTN    -- Medium Term Note
NOK    -- Norwegian Krone
NZD    -- New Zealand Dollar
PLC    -- Public Limited Company
REIT   -- Real Estate Investment Trust
SEK    -- Swedish Krona
Ser    -- Series
SGD    -- Singapore Dollar
STRIPS -- Separately Traded Registered Interest and Principal Securities
TBA    -- To Be Announced
USD    -- United States Dollar

Amounts designated as "--" are $0 or rounded to $0.

The accompanying notes are an integral part of the financial statements.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund

September 30, 2008

SECTOR WEIGHTINGS# (UNAUDITED):

                              (PERFORMANCE GRAPH)

Mortgage-Backed Securities           57.4%
Financials                            9.6%
Asset-Backed Securities               7.4%
Affiliated Partnership                4.5%
U.S.Treasury Obligations              3.6%
Energy                                2.5%
U.S. Government Agency Obligations    2.2%
Utilities                             2.1%
Industrials                           1.5%
Telecommunication Services            1.3%
Consumer Discretionary                1.3%
Short-Term Investments                1.2%
Commercial Paper                      0.9%
Health Care                           0.9%
Loan Participations                   0.9%
Materials                             0.7%
Repurchase Agreement                  0.6%
Consumer Staples                      0.5%
Sovereign                             0.4%
Municipal Bonds                       0.2%
Information Technology                0.2%
Purchase Swaptions                    0.1%
Certificates of Deposit               0.0%
Purchase Option                       0.0%

# Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 7).

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
MORTGAGE-BACKED SECURITIES -- 72.5%
AGENCY MORTGAGE-BACKED OBLIGATIONS -- 54.4%
   FHLB, Ser 2014-I7, Cl 1
         5.340%, 03/20/14                                   $         3,100   $         3,107
   FHLB, Ser 2015-VN, Cl A
         5.460%, 11/27/15                                             6,669             6,717
   FHLMC TBA
         6.000%, 10/01/19                                             4,500             4,569
         5.500%, 10/15/37 to 11/01/37                                95,500            94,866
         5.000%, 10/15/33                                             5,400             5,260
   FHLMC
         7.500%, 11/01/29 to 09/01/32                                 2,063             2,229
         7.000%, 06/01/09 to 01/01/32                                   487               508
         6.500%, 07/01/34                                               823               852
         6.500%, 12/01/13 to 08/01/38                                36,864            37,914
         6.000%, 08/01/16 to 03/01/38                                77,373            78,524
         5.625%, 11/23/35                                             4,830             4,747
         5.500%, 12/01/13 to 05/01/38                               183,838           183,418
         5.000%, 10/01/14 to 06/01/38                                61,905            60,818
         4.500%, 04/01/28 to 03/01/36                                 7,256             6,893
         4.125%, 09/27/13 (A)                                        16,660            16,790
         4.000%, 04/01/19 to 10/01/33                                 2,855             2,649
         2.164%, 10/24/08 (B)                                            54                54
         2.132%, 10/14/08 (B)                                           450               450
   FHLMC ARM
         6.888%, 12/15/08                                               949               971
         6.654%, 12/15/08                                               568               587
         6.643%, 12/15/08                                               608               626
         6.389%, 12/15/08                                               833               859
         6.309%, 12/15/08                                               301               308
         6.305%, 12/15/08                                             1,061             1,095

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
         6.145%, 12/15/08                                   $         2,503   $         2,583
         6.138%, 12/15/08                                             3,131             3,185
         6.033%, 12/15/08                                                 7                 7
         5.943%, 12/15/08                                               339               343
         5.941%, 12/15/08                                               327               332
         5.930%, 12/15/08                                               427               432
         5.914%, 12/15/08                                             2,830             2,885
         5.909%, 12/15/08                                               689               702
         5.889%, 12/15/08                                             6,710             6,850
         5.884%, 12/15/08                                            14,622            14,937
         5.874%, 12/15/08                                             2,465             2,507
         5.848%, 12/15/08                                             1,044             1,066
         5.846%, 12/15/08                                             2,359             2,402
         5.829%, 12/15/08                                               671               677
         5.740%, 12/15/08                                             1,507             1,525
         5.510%, 12/15/08                                             3,187             3,243
         5.118%, 12/15/08                                             5,796             5,855
   FHLMC CMO, Cl BQ
         5.500%, 10/15/17                                             1,839             1,874
   FHLMC CMO, Cl BG
         4.500%, 04/15/32                                             1,259             1,212
   FHLMC CMO, Cl TB
         5.500%, 06/15/30                                               545               550
   FHLMC CMO, Cl BC
         5.000%, 08/15/19                                             1,292             1,271
   FHLMC CMO, Cl PG
         5.000%, 04/15/36                                               243               231
   FHLMC CMO, Cl PB
         5.000%, 06/15/31                                               494               486
   FHLMC CMO, Cl HA
         4.000%, 07/15/17                                             2,165             2,130
   FHLMC CMO, Cl AD
         4.500%, 08/15/32                                             1,175             1,129
   FHLMC CMO
         4.500%, 08/15/35                                             1,777             1,760
   FHLMC CMO, Cl BY
         5.000%, 03/15/18                                               322               317
   FHLMC CMO STRIPS, Ser 232, Cl IO, IO
         5.000%, 08/01/35                                            11,393             2,501
   FHLMC CMO STRIPS, Ser 233, Cl 6, IO
         4.500%, 08/15/35                                               477               101
   FHLMC CMO STRIPS, Ser 233, Cl 12, IO
         5.000%, 09/15/35                                             3,215               624
   FHLMC CMO STRIPS, Ser 245, Cl IO, IO
         5.000%, 05/15/37                                             2,760               618
   FHLMC CMO, Ser 1, Cl Z
         9.300%, 04/15/19                                               143               152
   FHLMC CMO, Ser 1611, Cl Z
         6.500%, 11/15/23                                            15,041            15,389
   FHLMC CMO, Ser 1983, Cl Z
         6.500%, 12/15/23                                             2,152             2,150
   FHLMC CMO, Ser 2043, Cl CJ
         6.500%, 04/15/28                                             3,117             3,226

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   FHLMC CMO, Ser 2277, Cl B
         7.500%, 01/15/31                                   $           435   $           444
   FHLMC CMO, Ser 2389, Cl CD
         6.000%, 03/15/16                                             2,135             2,161
   FHLMC CMO, Ser 2399, Cl XG
         6.500%, 01/15/32                                             6,311             6,494
   FHLMC CMO, Ser 2542, Cl ES
         5.000%, 12/15/17                                             2,316             2,282
   FHLMC CMO, Ser 2544, Cl IW, IO
         5.500%, 03/15/26                                               352                 1
   FHLMC CMO, Ser 2558, Cl BD
         5.000%, 01/15/18                                             1,785             1,760
   FHLMC CMO, Ser 2583, Cl TD
         4.500%, 12/15/13                                             1,621             1,629
   FHLMC CMO, Ser 2590, Cl NU
         5.000%, 06/15/17                                             1,305             1,318
   FHLMC CMO, Ser 2603, Cl KT
         4.750%, 07/15/14                                               787               795
   FHLMC CMO, Ser 2623, Cl AJ
         4.500%, 07/15/16                                             1,309             1,307
   FHLMC CMO, Ser 2672, Cl HA
         4.000%, 09/15/16                                               587               584
   FHLMC CMO, Ser 2694, Cl QG
         4.500%, 01/15/29                                             1,930             1,930
   FHLMC CMO, Ser 2725, Cl PC
         4.500%, 05/15/28                                               724               725
   FHLMC CMO, Ser 2727, Cl PW
         3.570%, 06/15/29                                               550               545
   FHLMC CMO, Ser 2733, Cl ME
         5.000%, 01/15/34                                             5,995             5,590
   FHLMC CMO, Ser 2780, Cl TB
         3.000%, 12/15/24                                               568               566
   FHLMC CMO, Ser 2790, Cl TN
         4.000%, 05/15/24                                             1,398             1,242
   FHLMC CMO, Ser 2945, Cl SA
         7.817%, 10/15/08 (C)                                         4,854             4,580
   FHLMC CMO, Ser 3035, Cl PA
         5.500%, 09/15/35                                               460               467
   FHLMC CMO, Ser 3104, Cl QC
         5.000%, 09/15/31                                             1,199             1,185
   FHLMC CMO, Ser 3117
         5.000%, 06/15/31                                               242               243
   FHLMC CMO, Ser 3133, Cl GA
         5.000%, 06/15/33                                               933               938
   FHLMC CMO, Ser 3268, Cl HC
         5.000%, 12/15/32                                               957               932
   FHLMC CMO, Ser 3289, Cl PB
         5.000%, 11/15/29                                             1,241             1,234
   FHLMC CMO, Ser 3298, Cl VB
         5.000%, 11/15/25                                             1,046               976
   FHLMC CMO, Ser 3316, Cl HA
         5.000%, 07/15/35                                             3,272             3,236
   FHLMC CMO, Ser 3372, Cl BD
         4.500%, 10/15/22                                             1,188             1,083

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
FHLMC CMO, Ser 3460, Cl PC
         5.000%, 08/15/34                                   $         1,038   $         1,006
   FNMA TBA
         6.500%, 10/01/37                                            39,025            40,012
         5.500%, 10/15/22 to 10/01/38                               197,810           281,058
         5.000%, 10/15/18 to 10/01/38                               222,710           222,620
   FNMA
         8.000%, 10/01/15                                                11                12
         7.000%, 10/01/13 to 10/01/33                                 1,337             1,408
         7.000%, 09/01/26 to 12/01/37                                 7,162             7,515
         6.500%, 05/01/17 to 04/01/38                                36,147            37,134
         6.000%, 05/01/21 to 10/01/37                                99,006           100,456
         5.500%, 06/01/14 to 08/01/37                               175,888           176,766
         5.000%, 01/01/20 to 12/01/36                               113,157           111,253
         5.000%, 04/01/37 to 07/01/38                                28,990            28,266
         4.500%, 07/01/33 to 04/01/38                                 9,297             8,819
         4.500%, 06/01/13 to 09/01/37                                78,154            74,240
         4.000%, 08/01/20 to 05/01/34                                 7,120             6,571
         0.000%, 06/31/07                                               148               146
   FNMA ARM
         6.252%, 11/25/08                                               236               243
         6.116%, 11/25/08                                               581               596
         6.109%, 11/25/08                                             1,021             1,038
         6.098%, 11/25/08                                             1,035             1,061
         6.068%, 11/25/08                                               872               892
         6.026%, 11/25/08                                               712               726
         6.003%, 11/25/08                                               499               506
         5.978%, 11/25/08                                               727               736
         5.946%, 11/25/08                                               899               913
         5.943%, 11/25/08                                             1,889             1,929
         5.901%, 11/25/08                                             3,088             3,148
         5.881%, 11/25/08                                               598               606
         5.800%, 11/25/08                                             4,434             4,482
         5.798%, 11/25/08                                             8,615             8,759
         5.766%, 11/25/08                                             1,733             1,762
         5.751%, 11/25/08                                             1,174             1,191
         5.731%, 11/25/08                                            10,231            10,399
         5.707%, 11/25/08                                             4,764             4,826
         5.637%, 11/25/08                                            13,319            13,582
         5.595%, 11/25/08                                               705               716
         5.545%, 11/25/08                                               638               647
         5.059%, 11/25/08                                             9,171             9,433
         5.054%, 11/25/08                                             1,946             2,001
         5.051%, 11/25/08                                             1,988             2,045
         5.044%, 11/25/08                                             1,964             2,020
         5.042%, 11/25/08                                             6,166             6,342
         5.041%, 11/25/08                                             4,298             4,420
         5.038%, 11/25/08                                             1,972             2,029
         5.036%, 11/25/08                                             1,957             2,013
   FNMA CMO, Cl HE
         6.500%, 01/25/32                                            15,542            15,951
   FNMA CMO, PO
         3.223%, 10/25/08 (C)                                        15,000             1,453

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   FNMA CMO, Cl NB
         5.000%, 04/25/29                                   $         3,520   $         3,555
   FNMA CMO STRIPS, Ser 359, Cl 6, IO
         5.000%, 11/01/35                                             1,482               305
   FNMA CMO STRIPS, Ser 360, Cl 2, IO
         5.000%, 08/01/35                                            25,325             5,555
   FNMA CMO, Ser 1999-11, Cl Z
         5.500%, 03/25/29                                             5,881             6,050
   FNMA CMO, Ser 2003-108, Cl BE
         4.000%, 11/25/18                                               706               658
   FNMA CMO, Ser 2003-113, Cl PN
         3.500%, 02/25/13                                                 3                 3
   FNMA CMO, Ser 2003-15, Cl CH
         4.000%, 02/25/17                                               599               596
   FNMA CMO, Ser 2003-16, Cl PN
         4.500%, 10/25/15                                               743               744
   FNMA CMO, Ser 2003-3, Cl HJ
         5.000%, 02/25/18                                             1,156             1,137
   FNMA CMO, Ser 2003-92, Cl NM
         3.500%, 04/25/13                                               111               110
   FNMA CMO, Ser 2004-34, Cl PL
         3.500%, 05/25/14                                               345               345
   FNMA CMO, Ser 2004-60, Cl PA
         5.500%, 04/25/34                                               880               889
   FNMA CMO, Ser 2005-57, Cl EG
         3.507%, 10/25/08 (C)                                         3,042             2,958
   FNMA CMO, Ser 2005-58, Cl MA
         5.500%, 07/25/35                                               777               790
   FNMA CMO, Ser 2006-10, Cl FD
         3.557%, 10/25/08 (C)                                         3,657             3,562
   FNMA CMO, Ser 2007-113, Cl DB
         4.500%, 12/25/22                                             1,522             1,373
   FNMA CMO, Ser 2007-26, Cl BA
         5.500%, 05/25/29                                               400               401
   FNMA CMO, Ser 2007-39, Cl NA
         4.250%, 01/25/37                                             2,980             2,912
   FNMA CMO, Ser 2007-T2, Cl B
         6.022%, 11/25/10                                             4,500             4,625
   FNMA CMO, Ser 2020-94, IO
         5.500%, 04/25/16                                               176                 2
   FNMA CMO, Ser 365, IO
         5.000%, 04/01/36                                             1,379               277
   FNMA CMO, Ser 365, Cl 2, IO
         5.000%, 02/01/36                                             1,307               287
   GNMA
         8.000%, 11/15/29 to 11/15/30                                   157               173
         7.500%, 03/15/29 to 01/15/32                                   375               405
         7.000%, 08/15/13                                                95               100
         6.500%, 04/15/24 to 08/20/38                                17,793            18,282
         6.000%, 03/15/14 to 11/15/35                                50,610            51,514
         5.500%, 02/20/35                                               524               524
         5.000%, 05/15/33 to 10/15/35                                 6,309             6,193
         4.500%, 09/15/34                                             2,868             2,742

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   GNMA TBA
         6.500%, 10/01/34                                   $         2,500   $         2,559
         6.000%, 10/01/36                                             3,200             3,247
         5.500%, 11/01/34                                             7,000             7,007
   GNMA ARM
         6.500%, 11/20/08                                             1,055             1,072
         5.625%, 11/20/08                                               673               680
         5.000%, 11/20/08                                               568               572
         4.750%, 11/20/08                                            12,504            12,584
         4.500%, 11/20/08 to 11/20/08                                 6,082             6,099
         4.000%, 11/20/08 to 11/20/08                                 1,672             1,669
   GNMA CMO, Ser 2001-18, Cl WH
         17.792%, 10/20/08 (C)                                          299               323
   GNMA CMO, Ser 2002-51, Cl SG
         18.688%, 10/20/08 (C)                                          272               307
   GNMA CMO, Ser 2003-58, Cl LG, IO
         5.500%, 05/17/29                                             2,440                32
   GNMA CMO, Ser 2003-86, Cl ZK
         5.000%, 10/20/33                                             9,585             8,569
   GNMA CMO, Ser 2004-80, Cl IP, IO
         5.500%, 07/20/34                                             4,318               226
   GNMA CMO, Ser 2006-3, Cl A
         4.212%, 01/16/28                                               517               514
   GNMA CMO, Ser 2006-37, Cl JG
         5.000%, 07/20/36                                               879               841
                                                                              ---------------
                                                                                    2,011,425
                                                                              ---------------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS -- 18.1%
   Adjustable Rate Mortgage Trust,
      Ser 2005-8, Cl 4A11
         5.437%, 11/25/08 (C)                                        10,729             9,040
   American Home Mortgage Assets,
      Ser 2007-2, Cl A1
         3.332%, 10/27/08 (C)                                        10,445             6,276
   American Home Mortgage Investment
      Trust, Ser 2004-1, Cl 4A
         3.280%, 11/25/08 (C)                                           433               358
   American Home Mortgage Investment
      Trust, Ser 2004-4, Cl 4A
         4.390%, 11/25/08 (C)                                         1,977             1,324
   American Home Mortgage Investment
      Trust, Ser 2005-1, Cl 6A
         5.294%, 11/25/08 (C)                                         5,796             3,218
   American Home Mortgage Investment
      Trust, Ser 2005-4, Cl 5A
         5.350%, 11/25/08 (C)                                         5,534             3,684
   American Tower Trust, Ser 2007-1A,
      Cl AFX
         5.420%, 04/15/37 (E)                                         1,749             1,576
   Banc of America Commercial Mortgage
      Securities, Ser 2000-1, Cl A2A
         7.333%, 11/15/08 (C)                                         1,477             1,485

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Banc of America Commercial Mortgage
      Securities, Ser 2002-PB2, Cl B
         6.309%, 06/11/35                                   $           659   $           655
   Banc of America Commercial Mortgage
      Securities, Ser 2003-1, Cl A2
         4.648%, 09/11/36                                               746               695
   Banc of America Commercial Mortgage
      Securities, Ser 2004-2, Cl A5
         4.580%, 11/10/38                                               294               266
   Banc of America Commercial Mortgage
      Securities, Ser 2005-3, Cl A4
         4.668%, 07/10/43                                            11,300            10,004
   Banc of America Commercial Mortgage
      Securities, Ser 2006-2, Cl A1
         5.611%, 05/10/45                                             2,005             1,973
   Banc of America Commercial Mortgage
      Securities, Ser 2007-3, Cl A4
         5.838%, 11/10/08 (C)                                        12,260            10,419
   Banc of America Commercial Mortgage
      Securities, Ser 2007-4, Cl A4
         5.936%, 11/10/08 (C)                                         9,079             7,759
   Banc of America Commercial Mortgage
      Securities, Ser 2008-1, Cl A4
         6.346%, 11/10/08 (C)                                        21,566            18,952
   Banc of America Funding, Ser 2003-1,
      Cl A1
         6.000%, 05/20/33                                                85                82
   Banc of America Funding, Ser 2005-B,
      Cl 2A1
         5.093%, 11/20/08 (C)                                         5,258             4,368
   Banc of America Mortgage Securities,
      Ser 2003-1, Cl 2A4
         5.000%, 02/25/18                                             4,488             4,232
   Bear Stearns Adjustable Rate Mortgage
      Trust, Ser 2004-2, Cl 24A
         5.316%, 11/25/08 (C)                                         5,327             4,674
   Bear Stearns Commercial Mortgage
      Securities, Cl A2
         4.720%, 11/11/08 (C)                                           806               758
   Bear Stearns Commercial Mortgage
      Securities, Ser 2000-WF1, Cl A2
         7.780%, 11/15/08 (C)                                         1,386             1,404
   Bear Stearns Commercial Mortgage
      Securities, Ser 2004-PWR6, Cl A6
         4.825%, 11/11/41                                               333               303
   Bear Stearns Structured Products,
      Ser 2007-R11, Cl A1A
         3.807%, 10/28/08 (C) (E)                                    17,714            17,671
   Chase Commercial Mortgage Securities,
      Ser 2000-3, Cl A2
         7.319%, 10/15/32                                             2,299             2,336
   Chase Mortgage Finance, Ser 2005-A1,
      Cl 2A3
         5.237%, 11/25/08 (C)                                        12,400            10,320

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Citigroup Commercial Mortgage Trust,
      Ser 2006-C4, Cl A3
         5.915%, 11/15/08 (C)                               $        17,397   $        15,735
   Citigroup Commercial Mortgage Trust,
      Ser 2008-C7, Cl A4
         6.299%, 11/10/08 (C)                                         1,771             1,556
   Citigroup Mortgage Loan Trust,
      Ser 2005-11, Cl A3
         4.900%, 11/25/08 (C)                                         9,763             8,528
   Citigroup, Ser 2007-CD4, Cl A4
         5.322%, 12/11/49                                            10,520             8,779
   Citimortgage Alternative Loan Trust,
      Ser 2006-A1, Cl 1A6
         6.000%, 04/25/36                                             1,482             1,055
   Commercial Mortgage Asset Trust,
      Ser 1999-C2, Cl A2
         7.546%, 10/17/08 (C)                                         3,735             3,765
   Commercial Mortgage Pass-Through
      Certificates, Ser 2001-J2A, Cl A2
         6.096%, 07/16/34 (E)                                         2,619             2,596
   Countrywide Alternative Loan Trust,
      Ser 2003-20BC, Cl 1A1
         5.500%, 10/25/33                                             1,584             1,263
   Countrywide Alternative Loan Trust,
      Ser 2004-J1, Cl 1A1
         6.000%, 02/25/34                                               734               633
   Countrywide Alternative Loan Trust,
      Ser 2005-21, Cl 3A2
         3.955%, 11/25/08 (C)                                           593               329
   Countrywide Alternative Loan Trust,
      Ser 2005-56, Cl 4A1
         3.517%, 10/27/08 (C)                                         8,293             5,175
   Countrywide Alternative Loan Trust,
      Ser 2005-59, Cl 1A1
         3.537%, 10/21/08 (C)                                        10,244             6,534
   Countrywide Alternative Loan Trust,
      Ser 2006-OA2, Cl X1P, IO
         0.000%, 05/20/46 (D)                                        33,415               872
   Countrywide Alternative Loan Trust,
      Ser 2006-OC6, Cl 2A1
         3.277%, 10/27/08 (C)                                         1,275             1,196
   Countrywide Home Loan Mortgage
      Pass-Through Trust, Ser 2005-HYB10,
      Cl 1A1
         5.292%, 11/20/08 (C)                                         2,036             1,628
   Countrywide Home Loan Mortgage
      Pass-Through Trust, Ser 2005-HYB9,
      Cl 1A1
         5.013%, 11/20/08 (C)                                         1,178               816
   Countrywide Home Loan Mortgage
      Pass-Through Trust, Ser 2005-HYB9,
      Cl 1A2
         5.013%, 11/20/08 (C)                                           256               195

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Countrywide Home Loan Mortgage
      Pass-Through Trust, Ser 2005-R3,
      Cl AF
         3.607%, 10/25/08 (C) (E)                           $         6,025   $         5,290
   Countrywide Home Loan Mortgage
      Pass-Through Trust, Ser 2006-HYB1,
      Cl 1A1
         5.342%, 11/20/08 (C)                                         2,918             1,845
   CS First Boston Mortgage Securities,
      Ser 1998-C2, Cl A2
         6.300%, 11/15/30                                               734               733
   CS First Boston Mortgage Securities,
      Ser 2001-CF2, Cl A4
         6.505%, 02/15/34                                             1,062             1,066
   CS First Boston Mortgage Securities,
      Ser 2001-CK1, Cl A3
         6.380%, 12/18/35                                               564               565
   CS First Boston Mortgage Securities,
      Ser 2002-CKN2, Cl A3
         6.133%, 04/15/37                                               257               254
   CS First Boston Mortgage Securities,
      Ser 2002-CKS4, Cl A1
         4.485%, 11/15/36                                                32                31
   CS First Boston Mortgage Securities,
      Ser 2002-CKS4, Cl A2
         5.183%, 11/15/36                                             2,428             2,319
   CS First Boston Mortgage Securities,
      Ser CP5, Cl A2
         4.940%, 12/15/35                                               426               402
   CS First Boston Mortgage Securities,
      Ser CPN1, Cl A2
         4.597%, 03/15/35                                               362               336
   CS First Boston Mortgage Securities,
      Ser 2003-AR24, Cl 2A4
         4.791%, 11/25/08 (C)                                         6,674             6,528
   CS First Boston Mortgage Securities,
      Ser 2003-C4, Cl A4
         5.137%, 11/15/08 (C)                                         1,339             1,259
   CS First Boston Mortgage Securities,
      Ser 2003-C5, Cl A4
         4.900%, 11/15/08 (C)                                           906               839
   CS First Boston Mortgage Securities,
      Ser 2003-CK2, Cl A4
         4.801%, 03/15/36                                               537               501
   CS First Boston Mortgage Securities,
      Ser 2004-CKN5, Cl A4
         5.435%, 09/15/34                                             1,134             1,108
   Deutsche Mortgage Securities,
      Ser 2004-4, Cl 7AR2
         3.657%, 10/25/08 (C)                                         1,810             1,678
   DLJ Commercial Mortgage,
      Ser 1999-CG1, Cl A1B
         6.460%, 03/10/32                                             2,087             2,084

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   DLJ Commercial Mortgage,
      Ser 2000-CKP1, Cl A1B
         7.180%, 11/10/33                                   $         1,054   $         1,070
   DLJ Commercial Mortgage, Ser CG3,
      Cl A1B
         7.340%, 10/10/32                                             1,259             1,268
   Downey Savings & Loan Association
      Mortgage Loan Trust, Ser 2004-AR2,
      Cl A2B
         3.430%, 10/20/08 (C)                                         2,976             1,513
   Downey Savings & Loan Association
      Mortgage Loan Trust, Ser 2004-AR3,
      Cl B2
         4.130%, 10/20/08 (C)                                           552               110
   FFCA Secured Lending,
      Ser 1999-1A, IO
         1.359%, 11/18/08 (C) (E)                                     8,173               218
   First Horizon Alternative Mortgage
      Securities, Ser 2006-FA6, Cl 2A10
         6.000%, 11/25/36                                               867               831
   First Horizon Alternative Mortgage
      Securities, Ser 2006-RE1, Cl A1
         5.500%, 05/25/35                                             1,440             1,004
   First Union National Bank Commercial
      Mortgage, Ser 1999-C4, Cl A2
         7.390%, 12/15/31                                                61                62
   First Union National Bank Commercial
      Mortgage, Ser 2000-C2, Cl A2
         7.202%, 10/15/32                                               798               810
   First Union National Bank Commercial
      Mortgage, Ser 2001-C4, Cl B
         6.417%, 12/12/33                                               809               807
   Fund America Investors II, Ser 1993-A,
      Cl A2
         6.523%, 11/25/08 (C)                                           282               263
   GE Capital Assurance,
      Ser 2003-1, Cl A4
         5.254%, 11/12/08 (C) (E)                                     7,530             7,173
   GE Capital Commercial Mortgage,
      Ser 2001-2, Cl A3
         6.030%, 08/11/33                                               433               433
   GE Capital Commercial Mortgage,
      Ser 2002-1A, Cl A3
         6.269%, 12/10/35                                             6,318             6,274
   GE Capital Commercial Mortgage,
      Ser 2002-3A, Cl A2
         4.996%, 12/10/37                                            12,500            11,855
   GE Capital Commercial Mortgage,
      Ser 2005-C4, Cl A3A
         5.512%, 11/10/08 (C)                                        13,025            12,448
   GE Capital Commercial Mortgage,
      Ser 2006-C1, Cl A3
         5.518%, 11/10/08 (C)                                         2,845             2,583

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   GE Capital Commercial Mortgage,
      Ser 2007-C1, Cl A4
         5.543%, 12/10/49                                   $         1,510   $         1,275
   GMAC Commercial Mortgage Securities,
      Cl A2
         5.667%, 11/10/08 (C)                                           535               510
   GMAC Commercial Mortgage Securities,
      Ser 1999-C2, Cl A2
         6.945%, 09/15/33                                               197               197
   GMAC Commercial Mortgage Securities,
      Ser 2000-C2, Cl A2
         7.455%, 11/16/08 (C)                                         1,798             1,827
   GMAC Commercial Mortgage Securities,
      Ser 2000-C3, Cl A2
         6.957%, 09/15/35                                             3,043             3,080
   GMAC Commercial Mortgage Securities,
      Ser 2001-C1, Cl A2
         7.724%, 11/15/08 (C)                                         2,633             2,668
   GMAC Commercial Mortgage Securities,
      Ser 2001-C2, Cl A2
         6.700%, 04/15/34                                            13,372            13,496
   GMAC Commercial Mortgage Securities,
      Ser 2002-C3, Cl A2
         4.930%, 07/10/39                                             1,394             1,318
   GMAC Commercial Mortgage Securities,
      Ser 2003-C3, Cl A4
         5.023%, 04/10/40                                             2,881             2,681
   GMAC Commercial Mortgage Securities,
      Ser 2004-C1, Cl A1
         3.118%, 03/10/38                                               109               108
   GMAC Commercial Mortgage Securities,
      Ser 2004-C2, Cl A1
         3.896%, 08/10/38                                                82                81
   GMAC Commercial Mortgage Securities,
      Ser 2006-C1, Cl A4
         5.238%, 11/10/08 (C)                                         4,800             4,221
   GNMA TBA
         6.000%, 12/01/33                                            18,400            18,630
   Greenwich Capital Commercial Funding,
      Ser 2005-GG3, Cl AAB
         4.619%, 08/10/42                                             6,305             5,914
   GS Mortgage Securities II, Cl A2
         6.449%, 11/05/08 (C) (E)                                     2,284             2,289
   GS Mortgage Securities II,
      Ser 2005-GG4, Cl A4A
         4.751%, 07/10/39                                             6,500             5,832
   GS Mortgage Securities II,
      Ser 2005-GG4, Cl AABA
         4.680%, 07/10/39                                               350               326
   GS Mortgage Securities II,
      Ser 2006-GG6, Cl AM
         5.622%, 11/10/08 (C)                                         4,300             3,539

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   GS Mortgage Securities II,
      Ser 2007-GG10, Cl A4
         5.993%, 11/10/08 (C)                               $         9,099   $         7,768
   GSMPS Mortgage Loan Trust,
      Ser 1998-1, Cl A
         8.000%, 11/19/08 (C) (E)                                        79                81
   GSR Mortgage Loan Trust,
      Ser 2003-13, Cl 1A1
         4.492%, 11/25/08 (C)                                         6,663             6,175
   GSR Mortgage Loan Trust,
      Ser 2006-8F, Cl 3A5
         6.250%, 09/25/36                                             3,819             3,658
   Harborview Mortgage Loan Trust,
      Ser 2005-1, Cl X, IO
         2.488%, 03/19/35                                            16,546               168
   Harborview Mortgage Loan Trust,
      Ser 2005-12, Cl X2B, IO
         2.385%, 11/19/08 (C) (D)                                    22,253               223
   Harborview Mortgage Loan Trust,
      Ser 2007-3, Cl 2A1A
         3.230%, 10/20/08 (C)                                        15,194             9,247
   Heller Financial Commercial Mortgage
      Asset, Ser 1999-PH1, Cl C
         7.055%, 11/15/08 (C)                                           250               250
   Impac Secured Assets CMO Owner
      Trust, Ser 2006-2, Cl 2A1
         3.557%, 10/27/08 (C)                                           884               621
   Impac Secured Assets CMO Owner
      Trust, Ser 2006-3, Cl A4
         3.297%, 10/27/08 (C)                                         4,381             4,151
   Impac Secured Assets CMO Owner
      Trust, Ser 2007-1, Cl A1
         3.267%, 10/27/08 (C)                                        14,488            12,701
   Indymac INDA Mortgage Loan Trust,
      Ser 2005-AR2, Cl 1A1
         4.801%, 11/25/08 (C)                                           450               360
   Indymac INDA Mortgage Loan Trust,
      Ser 2007-AR7, Cl 1A1
         6.250%, 11/25/08 (C)                                         2,027             1,678
   Indymac Index Mortgage Loan Trust,
      Ser 2004-AR12, Cl AX2, IO
         0.000%, 12/25/34 (D)                                         6,116                55
   Indymac Index Mortgage Loan Trust,
      Ser 2007-AR15, Cl 2A1
         5.980%, 11/25/08 (C)                                         9,167             5,900
   JP Morgan Chase Commercial Mortgage
      Securities, Cl A3
         6.465%, 11/15/35                                             2,486             2,486
   JPMorgan Chase Commercial Mortgage
      Securities, Ser 2001-CIB2, Cl A3
         6.429%, 04/15/35                                             5,170             5,176
   JPMorgan Chase Commercial Mortgage
      Securities, Ser 2002-CIB5, Cl A2
         5.161%, 10/12/37                                               590               563

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   JPMorgan Chase Commercial Mortgage
      Securities, Ser 2003-CB7, Cl A4
         4.879%, 11/12/08 (C)                               $         2,014   $         1,855
   JPMorgan Chase Commercial Mortgage
      Securities, Ser 2003-PM1A, Cl A4
         5.326%, 11/12/08 (C)                                           184               173
   JPMorgan Chase Commercial Mortgage
      Securities, Ser 2004-C3, Cl A1
         3.765%, 01/15/42                                                82                81
   JPMorgan Chase Commercial Mortgage
      Securities, Ser 2005-CB12, Cl A4
         4.895%, 09/12/37                                               680               605
   JPMorgan Chase Commercial Mortgage
      Securities, Ser 2005-LDP2, Cl A1
         4.334%, 07/15/42                                                50                50
   JPMorgan Chase Commercial Mortgage
      Securities, Ser 2005-LDP3, Cl A1
         4.655%, 08/15/42                                               234               230
   JPMorgan Chase Commercial Mortgage
      Securities, Ser 2005-LDP4, Cl A4
         4.918%, 11/15/08 (C)                                         3,700             3,288
   JPMorgan Chase Commercial Mortgage
      Securities, Ser 2006-CB15, Cl ASB
         5.790%, 11/12/08 (C)                                           711               663
   JPMorgan Chase Commercial Mortgage
      Securities, Ser 2007-CB18, Cl A4
         5.440%, 06/12/47                                            11,000             9,177
   JPMorgan Chase Commercial Mortgage
      Securities, Ser 2007-LD11, Cl AM
         6.007%, 11/15/08 (C)                                         3,836             2,994
   JPMorgan Commercial Mortgage
      Finance, Ser 2000-C10, Cl A2
         7.371%, 11/15/08 (C)                                           907               917
   JPMorgan Mortgage Trust, Ser 2005-A3,
      Cl 11A2
         4.498%, 11/25/08 (C)                                        12,385             9,164
   JPMorgan Mortgage Trust, Ser 2006-A2,
      Cl 2A2
         5.755%, 11/25/08 (C)                                        12,600             9,363
   JPMorgan Mortgage Trust,
      Ser 2006-A3, Cl 3A4
         5.735%, 11/25/08 (C)                                        13,560            10,109
   LB Commercial Conduit Mortgage
       Trust, Ser 1999-C2, Cl B
         7.425%, 10/15/32                                               378               382
   LB-UBS Commercial Mortgage Trust,
      Cl A2
         6.510%, 12/15/26                                             1,349             1,357
   LB-UBS Commercial Mortgage Trust,
      Ser 2002-C2, Cl A4
         5.594%, 06/15/31                                             7,367             7,168
   LB-UBS Commercial Mortgage Trust,
      Ser 2003-C5, Cl A2
         3.478%, 07/15/27                                                16                16

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   LB-UBS Commercial Mortgage Trust,
      Ser 2007-C2, Cl AM
         5.493%, 10/15/08 (C)                               $         1,753   $         1,337
   Master Reperforming Loan Trust,
      Ser 2005-1, Cl 1A1
         6.000%, 08/25/34 (E)                                         4,135             3,981
   Master Seasoned Securities Trust,
      Ser 2004-2, Cl A2
         6.500%, 08/25/32                                             4,204             3,890
   Merrill Lynch Mortgage Investors,
      Ser 2004-A1, Cl 4A
         5.291%, 11/25/08 (C)                                         6,213             5,341
   Merrill Lynch Mortgage Trust, Cl A4
         4.864%, 11/12/08 (C)                                         1,127             1,023
   Merrill Lynch Mortgage Trust,
      Ser 2005-MCP1, Cl A4
         4.747%, 11/12/08 (C)                                         3,780             3,362
   Merrill Lynch Mortgage Trust,
      Ser 2008-C1, Cl A4
         5.690%, 02/12/51                                             2,476             2,092
   Merrill Lynch Mortgage Trust,
      Ser 2008-C1, Cl AM
         6.461%, 11/12/08 (C)                                         2,453             1,967
   Merrill Lynch/Countrywide Commercial
      Mortgage Trust, Ser 2007-5, Cl A4
         5.378%, 08/12/48                                             1,270             1,061
   Merrill Lynch/Countrywide Commercial
      Mortgage Trust, Ser 2007-6, Cl AM
         5.526%, 11/12/08 (C)                                         2,411             1,845
   MLCC Mortgage Investors,
      Ser 2004-B, Cl A3
         4.590%, 11/25/08 (C)                                           931               846
   Morgan Stanley Capital I,
      Ser 2003-IQ5, Cl A4
         5.010%, 04/15/38                                             2,161             2,043
   Morgan Stanley Capital I,
      Ser 2004-HQ3, Cl A4
         4.800%, 01/13/41                                             1,109             1,017
   Morgan Stanley Capital I,
      Ser 2005-HQ5, Cl AAB
         5.037%, 01/14/42                                             1,700             1,611
   Morgan Stanley Capital I,
      Ser 2005-HQ6, Cl A4A
         4.989%, 08/13/42                                             5,600             5,042
   Morgan Stanley Capital I,
      Ser 2005-HQ7, Cl AAB
         5.355%, 11/14/08 (C)                                         2,189             2,069
   Morgan Stanley Capital I,
      Ser 2006-T21, Cl A4
         5.162%, 11/12/08 (C)                                         2,500             2,191
   Morgan Stanley Capital I,
      Ser 2007-IQ14, Cl A4
         5.692%, 11/15/08 (C)                                        13,680            11,620

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Morgan Stanley Dean Witter Capital I,
      Ser 2000-LIFE, Cl A2
         7.570%, 11/15/08 (C)                               $         2,659   $         2,689
   Morgan Stanley Dean Witter Capital I,
      Ser 2001-TOP3, Cl A4
         6.390%, 07/15/33                                             1,468             1,468
   Morgan Stanley Dean Witter Capital I,
      Ser 2001-TOP5, Cl A4
         6.390%, 10/15/35                                             2,492             2,486
   Morgan Stanley Dean Witter Capital I,
      Ser 2002-IQ2, Cl A3
         5.520%, 12/15/35                                               227               226
   Morgan Stanley Dean Witter Capital I,
      Ser 2003-HQ2, Cl A2
         4.920%, 03/12/35                                             1,846             1,732
   Morgan Stanley Mortgage Loan Trust,
      Ser 2007-6XS, Cl 2A1S
         3.317%, 10/27/08 (C)                                           526               504
   RBSGC Mortgage Pass-Through
      Certificates, Ser 2007-B, Cl 1A4
         3.657%, 10/25/08 (C)                                         5,096             3,900
   Residential Accredit Loans,
      Ser 2006-QO1, Cl 2A3
         3.607%, 10/27/08 (C)                                           682               265
   Residential Accredit Loans,
      Ser 2007-QS1, Cl 2A2
         3.567%, 10/25/08 (C)                                         5,538             3,121
   Residential Asset Mortgage Products,
      Ser 2004-SL1, Cl A8
         6.500%, 11/25/31                                             2,433             2,481
   Residential Asset Securitization Trust,
      Ser 2004-IP2, Cl 2A1
         5.229%, 11/25/08 (C)                                         2,761             2,354
   Salomon Brothers Mortgage Securities
      VII, Ser 2000-C3, Cl A2
         6.592%, 12/18/33                                               398               400
   Salomon Brothers Mortgage Securities
      VII, Ser 2001-C2, Cl A3
         6.499%, 11/13/36                                             5,508             5,519
   Salomon Brothers Mortgage Securities
      VII, Ser 2002-KEY2, Cl A2
         4.467%, 03/18/36                                             1,042               997
   Structured Adjustable Rate Mortgage
      Loan Trust, Ser 2005-19, Cl 1A1
         3.527%, 10/27/08 (C)                                         2,065             1,284
   Structured Adjustable Rate Mortgage
      Loan Trust, Ser 2007-7, Cl 2AS2
         5.697%, 11/25/08 (C)                                        11,909             8,056
   Structured Asset Mortgage Investments,
      Ser 2006-AR8, Cl A1A
         3.407%, 10/27/08 (C)                                         5,370             3,273
   Structured Asset Securities,
      Ser 2005-17, Cl 5A1
         5.500%, 10/25/35                                             3,514             2,942

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Thornburg Mortgage Securities Trust,
      Ser 2006-1, Cl A3
         3.377%, 10/27/08 (C)                               $         9,053   $         8,991
   Thornburg Mortgage Securities Trust,
      Ser 2006-3, Cl A3
         3.317%, 10/27/08 (C)                                        12,459            12,335
   Thornburg Mortgage Securities Trust,
      Ser 2006-3, Cl A2
         3.312%, 10/27/08 (C)                                        11,412            10,920
   Thornburg Mortgage Securities Trust,
      Ser 2007-4, Cl 3A1
         6.214%, 11/25/08 (C)                                         5,688             4,769
   Thornburg Mortgage Securities Trust,
      Ser 2007-4, Cl 2A1
         6.217%, 11/25/08 (C)                                         5,954             5,090
   US Bank, Ser 2007-1, Cl A
         5.920%, 05/25/12                                             3,994             4,151
   Wachovia Bank Commercial Mortgage
      Trust, Cl A3
         6.011%, 11/15/08 (C)                                         1,368             1,238
   Wachovia Bank Commercial Mortgage
      Trust, Ser 2002-C1A, Cl A4
         6.287%, 04/15/34                                             1,543             1,524
   Wachovia Bank Commercial Mortgage
      Trust, Ser 2002-C2, Cl A4
         4.980%, 11/15/34                                             1,816             1,705
   Wachovia Bank Commercial Mortgage
      Trust, Ser 2003-C5, Cl A2
         3.989%, 06/15/35                                               449               404
   Wachovia Bank Commercial Mortgage
      Trust, Ser 2003-C6, Cl A3
         4.957%, 11/15/08 (C)                                         2,490             2,409
   Wachovia Bank Commercial Mortgage
      Trust, Ser 2003-C7, Cl A1
         4.241%, 10/15/35 (E)                                           339               330
   Wachovia Bank Commercial Mortgage
      Trust, Ser 2003-C8, Cl A3
         4.445%, 11/15/35                                               873               846
   Wachovia Bank Commercial Mortgage
      Trust, Ser 2004-C10, Cl A4
         4.748%, 02/15/41                                             1,254             1,134
   Wachovia Bank Commercial Mortgage
      Trust, Ser 2004-C11, Cl A4
         5.030%, 01/15/41                                               599               563
   Wachovia Bank Commercial Mortgage
      Trust, Ser 2006-C26, Cl APB
         5.997%, 06/15/45                                             1,046               977
   WaMu Mortgage Pass Through
      Certificates, Cl 1A
         3.665%, 11/25/08 (C)                                         9,332             5,384
   Washington Mutual Mortgage
      Pass-Through Certificates,
      Ser 2003-MS1, Cl 1A
         5.000%, 02/25/18                                             1,665             1,570


      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Washington Mutual Mortgage
      Pass-Through Certificates,
      Ser 2003-MS2, Cl 3A1
         5.000%, 03/25/18                                   $         5,418   $         4,945
   Washington Mutual Mortgage
      Pass-Through Certificates,
      Ser 2005-AR13, Cl A1A1
         3.497%, 10/25/08 (C)                                         4,686             2,960
   Washington Mutual Mortgage
      Pass-Through Certificates,
      Ser 2005-AR15, Cl A1A2
         3.487%, 10/25/08 (C)                                         7,000             4,431
   Washington Mutual Mortgage
      Pass-Through Certificates,
      Ser 2005-AR16, Cl 1A4A
         5.101%, 11/25/08 (C)                                        12,955            11,452
   Washington Mutual Mortgage
      Pass-Through Certificates,
      Ser 2005-AR19, Cl A1A2
         3.497%, 10/25/08 (C)                                         6,809             4,775
   Washington Mutual Mortgage
      Pass-Through Certificates,
      Ser 2006-AR12, Cl 1A1
         6.067%, 11/25/08 (C)                                           768               703
   Wells Fargo Mortgage-Backed Securities
      Trust, Ser 2004-H, Cl 1A1
         4.530%, 11/25/08 (C)                                         7,221             6,548
   Wells Fargo Mortgage-Backed Securities
      Trust, Ser 2004-I, Cl B1
         5.813%, 11/25/08 (C)                                           190               163
   Wells Fargo Mortgage-Backed Securities
      Trust, Ser 2005-17, Cl 1A1
         5.500%, 01/25/36                                            10,354             9,289
   Wells Fargo Mortgage-Backed Securities
      Trust, Ser 2006-2, Cl 3A1
         5.750%, 03/25/36                                             1,892             1,603
   Wells Fargo Mortgage-Backed Securities
      Trust, Ser 2007-16, Cl 1A1
         6.000%, 12/28/37                                            15,257            13,455
                                                                              ---------------
                                                                                      667,591
                                                                              ---------------
Total Mortgage-Backed Securities
   (Cost $2,770,211) ($ Thousands)                                                  2,679,016
                                                                              ---------------

CORPORATE OBLIGATIONS -- 26.5%
CONSUMER DISCRETIONARY -- 1.6%
   American Achievement
         8.250%, 04/01/12 (E)                                           900               898
   Autozone
         6.500%, 01/15/14                                               960               949

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Boyd Gaming
         7.125%, 02/01/16 (A)                               $           350   $           242
         6.750%, 04/15/14 (A)                                           570               409
   Caesars Entertainment
         8.125%, 05/15/11 (A)                                           540               319
   CCH I Holdings LLC
         11.000%, 10/01/15 (A)                                          740               488
   Clear Channel Communications
         6.250%, 03/15/11                                             2,230             1,438
         4.250%, 05/15/09                                               990               931
   Comcast
         6.500%, 01/15/15                                               985               946
         6.500%, 01/15/17                                               720               677
         5.850%, 11/15/15                                               465               428
         5.700%, 05/15/18                                             2,340             2,042
         5.450%, 11/15/10                                               525               527
         5.300%, 01/15/14                                             2,340             2,145
   Comcast Cable Communications
         6.750%, 01/30/11 (A)                                         2,310             2,343
   Comcast Cable Communications
         8.375%, 03/15/13                                             4,635             4,861
   Community Health Systems
         8.875%, 07/15/15                                             1,030               979
   COX Communications
         7.875%, 08/15/09                                               750               752
         6.250%, 06/01/18 (E)                                           300               279
         4.625%, 06/01/13                                               805               744
   Daimler Finance LLC
         8.500%, 01/18/31                                               420               422
         7.300%, 01/15/12                                             1,400             1,416
         6.500%, 11/15/13                                             3,790             3,699
   Daimler Finance LLC, MTN
         3.169%, 12/15/08 (C)                                         2,460             2,451
   DirecTV Holdings
         8.375%, 03/15/13                                               350               346
   Eastman Kodak
         7.250%, 11/15/13                                             2,740             2,562
   Echostar DBS
         7.125%, 02/01/16                                               720               578
   Ford Motor
         9.215%, 09/15/21                                             1,000               475
         7.450%, 07/16/31 (A)                                         2,940             1,264
   General Motors
         8.250%, 07/15/23 (A)                                         3,100             1,217
   Hertz
         8.875%, 01/01/14                                               725               625
   Home Depot
         5.875%, 12/16/36                                               735               517
   Idearc
         8.000%, 11/15/16                                             1,280               349
   Inn of the Mountain Gods Resort &
      Casino
         12.000%, 11/15/10                                            1,010               687

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Lamar Media, Ser B
         6.625%, 08/15/15                                   $           720   $           596
   Marriott International, Ser J
         5.625%, 02/15/13                                               235               222
   McDonald's MTN
         6.300%, 03/01/38                                               660               636
   MGM Mirage
         8.500%, 09/15/10                                               160               147
         7.625%, 01/15/17                                             1,440             1,037
   News America
         6.650%, 11/15/37                                               180               151
         6.200%, 12/15/34                                                65                52
   Nordstrom
         7.000%, 01/15/38                                               800               696
   RH Donnelley
         8.875%, 10/15/17 (A)                                           169                57
   River Rock Entertainment Authority
         9.750%, 11/01/11                                               930               856
   Service International
         7.625%, 10/01/18                                               340               304
         7.500%, 04/01/27                                               670               513
         6.750%, 04/01/16                                                20                17
   Station Casinos
         7.750%, 08/15/16 (A)                                         1,495               811
   Sun Media
         7.625%, 02/15/13                                               470               432
   Thomson Reuters
         5.950%, 07/15/13                                               930               929
   Time Warner
         7.700%, 05/01/32                                             3,645             3,186
         6.875%, 05/01/12                                             2,455             2,434
   Time Warner Cable
         7.300%, 07/01/38                                               480               427
         6.750%, 07/01/18                                               360               336
   Time Warner Entertainment
         8.375%, 07/15/33                                             1,110             1,055
   TL Acquisitions
         10.500%, 01/15/15 (E)                                          480               379
   Viacom
         6.875%, 04/30/36                                               500               401
         5.750%, 04/30/11                                               495               481
   Visteon
         12.250%, 12/31/16 (A) (E)                                      448               269
         8.250%, 08/01/10 (A)                                           174               144
   Wal-Mart Stores
         6.200%, 04/15/38                                             1,240             1,131
   Yum! Brands
         6.875%, 11/15/37                                             1,215             1,026
                                                                              ---------------
                                                                                       57,730
                                                                              ---------------

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
CONSUMER STAPLES -- 0.6%
   Anheuser-Busch
         5.050%, 10/15/16                                   $           940   $           814
   CVS Caremark
         9.350%, 01/10/23 (E)                                         8,600             8,606
   Dr Pepper Snapple Group
         6.820%, 05/01/18 (E)                                         2,895             2,799
   General Mills
         6.000%, 02/15/12                                               750               764
         5.650%, 09/10/12                                               945               954
         5.250%, 08/15/13                                                90                89
   HJ Heinz
         5.350%, 07/15/13                                               510               500
   Kellogg, Ser B
         6.600%, 04/01/11                                               890               924
   Kraft Foods
         6.125%, 02/01/18                                             2,730             2,558
         6.125%, 08/23/18                                               900               840
   Philip Morris Capital
         7.500%, 07/16/09                                             1,750             1,750
   Philip Morris International
         5.650%, 05/16/18                                               835               772
   Reynolds American
         6.750%, 06/15/17                                             1,260             1,177
                                                                              ---------------
                                                                                       22,547
                                                                              ---------------
ENERGY -- 3.2%
   Anadarko Finance, Ser B
         7.500%, 05/01/31                                             3,610             3,310
         6.750%, 05/01/11                                                20                20
   Anadarko Petroleum
         6.450%, 09/15/36                                             5,370             4,210
         5.950%, 09/15/16                                               340               312
         3.219%, 12/15/08 (C)                                         4,000             3,953
   Apache
         6.000%, 09/15/13                                             2,570             2,561
   Canadian Natural Resources
         5.850%, 02/01/35                                               800               582
         5.700%, 05/15/17                                               265               232
   Chesapeake Energy
         7.250%, 12/15/18                                               705               649
         6.375%, 06/15/15                                               500               446
   Cie Generale de Geophysique-Veritas
         7.750%, 05/15/17                                               110               105
         7.500%, 05/15/15                                             1,205             1,151
   Conoco Funding
         7.250%, 10/15/31                                               530               563
         6.350%, 10/15/11                                               920               953
   ConocoPhillips
         5.900%, 05/15/38                                             1,790             1,579
         5.900%, 10/15/32                                             1,090               988
   ConocoPhillips Holding
         6.950%, 04/15/29                                             1,460             1,468

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Devon Financing
         6.875%, 09/30/11                                   $         2,325   $         2,425
   Dynegy Holdings
         7.750%, 06/01/19                                             1,485             1,188
   El Paso
         7.800%, 08/01/31                                               967               815
         7.750%, 01/15/32                                             1,830             1,532
         7.000%, 06/15/17 (A)                                         3,360             3,002
         6.950%, 06/01/28                                             6,750             5,330
   El Paso Natural Gas
         5.950%, 04/15/17                                               440               389
   El Paso Performance-Linked Trust
         7.750%, 07/15/11 (E)                                         5,470             5,539
   Energy Transfer Partners
         6.700%, 07/01/18                                             2,220             2,104
   EOG Resources
         6.875%, 10/01/18                                               575               573
   GAZ Capital
         6.510%, 03/07/22 (E)                                         3,460             2,491
         6.212%, 11/22/16 (E)                                         3,570             2,832
   Halliburton
         5.900%, 09/15/18                                               200               197
   Hess
         7.875%, 10/01/29                                             1,070             1,046
         7.300%, 08/15/31                                             4,380             4,009
   Husky Energy
         6.800%, 09/15/37                                               450               372
   Husky Oil
         7.550%, 11/15/16                                               650               643
   KazMunaiGaz Finance MTN
         8.375%, 07/02/13 (E)                                         4,020             3,457
   Kerr-McGee
         7.875%, 09/15/31                                               820               770
         6.950%, 07/01/24                                               450               425
   Kinder Morgan Energy Partners
         7.125%, 03/15/12                                                90                91
         6.950%, 01/15/38                                             1,950             1,671
         6.750%, 03/15/11                                               510               516
         6.300%, 02/01/09                                               570               569
         6.000%, 02/01/17                                             3,485             3,159
         5.950%, 02/15/18                                             1,045               931
         5.850%, 09/15/12                                             1,085             1,054
         5.000%, 12/15/13                                             2,735             2,533
   Knight
         6.500%, 09/01/12                                             3,150             2,969
   Nabors Industries
         6.150%, 02/15/18 (E)                                           795               758
   OPTI Canada
         8.250%, 12/15/14                                               700               627
         7.875%, 12/15/14                                               880               779
   Peabody Energy, Ser B
         6.875%, 03/15/13                                               300               290

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Pemex Project Funding Master Trust
         6.625%, 06/15/35 (E)                               $           110   $           101
         6.625%, 06/15/35 (A)                                         1,557             1,426
   Petrobras International Finance
         6.125%, 10/06/16                                             3,240             3,054
         5.875%, 03/01/18                                             2,420             2,199
   Petro-Canada
         6.800%, 05/15/38                                             1,265             1,001
   Plains All American Pipeline
         6.500%, 05/01/18 (E)                                         1,368             1,234
   Ras Laffan Liquefied Natural Gas III
         6.332%, 09/30/27 (E)                                         1,055               951
   SemGroup L.P.
         8.750%, 11/15/15 (E) (F)                                       500                50
   Shell International Finance
         5.200%, 03/22/17                                             1,265             1,249
   Southern Natural Gas
         8.000%, 03/01/32                                               170               158
         5.900%, 04/01/17 (E) (I)                                     1,115               987
   Spectra Energy Capital
         7.500%, 09/15/38                                               900               836
   Suburban Propane Partners
         6.875%, 12/15/13                                               735               650
   Tennessee Gas Pipeline
         7.625%, 04/01/37                                               830               737
   Tosco
         8.125%, 02/15/30                                               400               445
   TransCanada Pipelines
         7.250%, 08/15/38                                               675               649
   Transocean
         6.000%, 03/15/18                                             1,690             1,577
   Vastar Resources
         6.500%, 04/01/09                                             3,490             3,522
   Weatherford International
         7.000%, 03/15/38                                               465               404
         6.800%, 06/15/37                                               370               332
         6.350%, 06/15/17                                             1,225             1,134
         5.950%, 06/15/12                                               700               700
   Williams
         8.750%, 03/15/32                                             5,860             6,008
         7.750%, 06/15/31 (A)                                         1,880             1,757
   Williams, Ser A
         7.500%, 01/15/31                                                90                82
   XTO Energy
         7.500%, 04/15/12                                               850               890
         6.750%, 08/01/37                                               310               275
         6.500%, 12/15/18                                             2,340             2,171
         6.375%, 06/15/38                                               285               233
         5.750%, 12/15/13                                             2,375             2,280
         5.500%, 06/15/18                                             2,410             2,130
                                                                              ---------------
                                                                                      117,390
                                                                              ---------------

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
FINANCIALS -- 12.1%
   ABX Financing
         6.350%, 10/15/36 (E)                               $         4,250   $         3,511
   Ace INA Holdings
         6.700%, 05/15/36                                               265               236
         5.700%, 02/15/17                                               575               526
   Aiful
         5.000%, 08/10/10 (E)                                         1,420             1,103
   Allied Capital
         6.625%, 07/15/11                                             3,105             3,024
   Allied World Assurance Holdings
         7.500%, 08/01/16                                             2,500             2,206
   Allstate Life Global Funding Trusts MTN
         5.375%, 04/30/13                                             2,020             1,950
   American Express
         8.150%, 03/19/38                                             1,145             1,024
         6.800%, 03/01/09 (C)                                         2,010             1,718
         6.150%, 08/28/17                                             1,200             1,021
   American Express Credit MTN
         7.300%, 08/20/13                                               500               482
   American General Finance MTN
         6.900%, 12/15/17                                             2,820             1,308
   American Honda Finance
         5.100%, 03/27/12 (E)                                         1,685             1,636
   American International Group MTN
         8.250%, 08/15/18 (E)                                         1,205               701
         6.250%, 03/15/37                                             2,560               410
         5.850%, 01/16/18                                             4,340             2,178
         4.950%, 03/20/12                                               880               543
   ASIF Global Financing XIX
         4.900%, 01/17/13 (E)                                           390               320
   BAC Capital Trust XIV
         5.630%, 03/15/09 (C)                                           130                67
   Bank of America
         8.000%, 01/30/09 (C)                                         4,500             3,563
         7.400%, 01/15/11                                             1,325             1,298
         5.750%, 12/01/17                                             2,835             2,404
         5.650%, 05/01/18                                             2,730             2,299
         5.420%, 03/15/17                                             4,300             3,423
         5.375%, 06/15/14                                             2,665             2,464
   Bank of New York Mellon
         5.125%, 08/27/13                                               900               858
   Bank One
         7.875%, 08/01/10                                             3,525             3,614
   Banponce Trust I, Ser A
         8.327%, 02/01/27                                             2,590             2,401
   Barnett Capital III
         3.426%, 11/01/08 (C)                                           425               316
   Bear Stearns
         7.250%, 02/01/18                                             7,370             7,092
         6.400%, 10/02/17                                               500               467
         5.350%, 02/01/12                                             3,280             3,120
         4.500%, 10/28/10                                             1,470             1,428

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Berkshire Hathaway Finance
         5.400%, 05/15/18 (E)                               $           830   $           804
   BRE Properties
         7.450%, 01/15/11++                                           2,430             2,449
   Bunge Finance
         5.900%, 04/01/17 (A)                                           600               518
         4.375%, 12/15/08                                               425               424
   Capital One Financial MTN
         3.097%, 12/10/08 (C)                                         1,500             1,399
   Caterpillar Financial Services MTN
         7.050%, 10/01/18                                               115               115
         6.200%, 09/30/13 (A)                                         3,650             3,650
         4.900%, 08/15/13                                               300               284
   China Development Bank
         5.000%, 10/15/15                                               500               471
   Chubb
         5.750%, 05/15/18                                               245               227
   CIT Group
         4.250%, 02/01/10 (A)                                         1,275               840
   Citigroup
         8.400%, 10/30/08 (C)                                         4,930             3,356
         6.875%, 03/05/38                                             8,555             6,999
         6.500%, 08/19/13                                             9,595             8,537
         6.125%, 05/15/18                                             4,820             3,991
         5.875%, 02/22/33                                             1,685             1,104
         5.500%, 02/15/17                                             2,350             1,803
         5.500%, 04/11/13                                             3,140             2,741
         5.000%, 09/15/14                                             5,905             4,527
         3.625%, 02/09/09                                             1,215             1,189
   Citigroup Capital XXI
         8.300%, 12/21/08 (C)                                         1,800             1,341
   CMP Susquehenna
         4.492%, 06/27/13                                               993               687
   Countrywide Financial MTN
         5.800%, 06/07/12                                             4,175             3,527
         3.418%, 12/24/08 (A) (C)                                     6,070             5,925
   Countrywide Financial, Cl A
         6.250%. 05/15/16 (A)                                         1,080               769
         2.748%, 10/15/08 (C)                                           169               132
   Countrywide Home Loans MTN
         4.000%, 03/22/11                                             3,200             2,753
   Credit Suisse New York MTN
         6.000%, 02/15/18 (A)                                         5,465             4,761
         5.000%, 05/15/13                                             4,845             4,490
   Credit Suisse USA
         5.125%, 08/15/15                                             1,080               962
         4.875%, 08/15/10                                             2,210             2,197
   Depfa ACS Bank
         5.125%, 03/16/37 (E)                                         3,000             2,844
   Deutsche Bank
         4.875%, 05/20/13                                             1,830             1,748
   Deutsche Bank Capital Funding
      Trust VII
         5.628%, 01/19/09 (C) (E)                                     2,760             2,114

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   DI Finance
         9.500%, 02/15/13                                   $            90   $            88
   Discover Financial Services
         6.450%, 06/12/17                                               250               181
   East Lane Re
         8.801%, 11/03/08 (C) (E)                                       650               649
   Equity One
         3.875%, 04/15/09++                                           7,480             7,333
   Export-Import Bank of Korea
         5.500%, 10/17/12                                             1,510             1,433
   Farmers Exchange Capital
         7.200%, 07/15/48 (E)                                         1,465             1,130
         7.050%, 07/15/28 (E)                                         1,434             1,145
   Farmers Insurance Exchange
         8.625%, 05/01/24 (E)                                         3,017             2,880
   First Industrial L.P. MTN
         7.500%, 12/01/17                                             1,800             1,590
   Ford Motor Credit LLC
      12.000%, 05/15/15                                               4,700             3,587
         8.069%, 12/15/08 (C)                                         3,863             2,813
         8.000%, 12/15/16 (A)                                         4,680             2,959
         7.875%, 06/15/10                                             7,405             5,652
         7.375%, 10/28/09                                             3,250             2,613
         5.700%, 01/15/10                                               220               168
   Forest City Enterprises
         7.625%, 06/01/15                                               500               400
         6.500%, 02/01/17                                               270               207
   GE Global Insurance Solutions
         7.500%, 06/15/10                                             1,225             1,226
   General Electric Capital
         6.750%, 03/15/32                                             1,665             1,390
         6.375%, 11/15/08 (C)                                         5,870             4,750
         6.000%, 06/15/12                                             1,175             1,134
         5.875%, 01/14/38                                             1,300               958
         5.625%, 09/15/17                                               610               524
         5.625%, 05/01/18 (A)                                         5,910             5,004
         5.450%, 01/15/13                                                20                19
         3.750%, 12/15/09                                             1,653             1,596
   Genworth Financial
         5.650%, 06/15/12                                             1,280             1,095
         4.950%, 10/01/15                                             1,595             1,281
   Glen Meadow Pass-Through Trust
         6.505%, 02/15/09 (C) (E)                                     2,200             1,623
   Glitnir Banki HF
         7.451%, 03/14/09 (C) (E)                                       400               206
         6.693%, 12/15/08 (C) (E)                                     3,960             2,096
         6.375%, 09/25/12 (E)                                         2,330             1,765
         6.330%, 07/28/11 (E)                                         1,980             1,566
   GMAC LLC
         7.750%, 01/19/10 (A)                                        10,170             6,089
         7.250%, 03/02/11                                             3,520             1,665
         6.875%, 09/15/11                                             6,120             2,731
         5.850%, 01/14/09 (A)                                         1,680             1,436
         5.625%, 05/15/09 (A)                                        14,680            10,489
         5.011%, 12/01/08 (C)                                         5,668             2,617

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Goldman Sachs Capital I
         6.345%, 02/15/34 (A)                               $           520   $           342
   Goldman Sachs Capital II
         5.793%, 12/29/49 (C)                                         2,630             1,155
   Goldman Sachs Group, 4.5
         6.750%, 10/01/37 (A)                                         1,710             1,142
         6.150%, 04/01/18                                             3,015             2,507
         5.950%, 01/18/18                                               260               214
         5.450%, 11/01/12                                             3,670             3,110
         5.350%, 01/15/16                                               660               534
         5.250%, 10/15/13                                             3,565             2,999
         5.150%. 01/15/14                                             1,325             1,088
         5.125%, 01/15/15                                             1,105               912
         4.500%, 06/15/10                                             1,600             1,485
         3.288%, 10/14/08 (C)                                         1,750             1,139
         3.191%, 10/22/08 (C)                                           500               310
   Hartford Financial Services Group MTN
         6.000%, 01/15/19                                               245               214
   HBOS Capital Funding
         6.071%, 12/31/08 (C) (E)                                     1,330               860
   HBOS PLC
         6.750%, 05/21/18 (E)                                         1,250             1,048
         5.920%, 04/01/09 (C) (E)                                     5,850             3,450
   HCP
         6.000%, 01/30/17++                                           4,000             3,198
         5.650%, 12/15/13++                                           1,835             1,616
   Highwoods Properties
         7.500%, 04/15/18++                                           1,142             1,012
   HSBC Finance
         8.000%, 07/15/10                                             3,475             3,546
         7.000%, 05/15/12                                             1,505             1,463
         6.375%, 11/27/12                                               585               563
         4.625%, 09/15/10                                               650               622
         4.125%, 11/16/09                                             2,155             2,084
         4.125%, 12/15/08                                             1,000               989
   HSBC Holdings PLC
         6.800%, 06/01/38 (A)                                           945               800
   HSBK Europe
         9.250%, 10/16/13 (E)                                         1,820             1,383
   ICICI Bank
         6.375%, 10/30/08 (C) (E)                                     2,320             1,601
         6.375%, 04/30/22                                               960               729
         6.375%, 10/30/08 (C)                                           678               515
   ILFC E-Capital Trust II
         6.250%, 12/21/65 (C) (E)                                       900               269
   International Lease Finance MTN
         5.750%, 06/15/11                                             1,235               890
         4.750%, 01/13/12                                             1,176               806
   iStar Financial
         5.875%, 03/15/16++                                             795               390
   Jackson National Life Global Funding
      MTN
         5.375%, 05/08/13 (E)                                           700               667

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   John Deere Capital MTN
         4.900%, 09/09/13                                   $           705   $           682
   JP Morgan Chase Capital XIII
         4.712%, 12/30/08 (C)                                         1,000               771
   JPMorgan Chase
         7.900%, 10/30/08 (C)                                         4,400             3,704
         7.500%, 12/28/07 (C)                                         1,960             1,806
         6.400%, 05/15/38                                             4,850             4,193
         6.000%, 01/15/18                                               225               205
         5.750%, 01/02/13                                             6,435             6,161
         4.750%, 05/01/13                                               510               475
   JPMorgan Chase Bank
         6.000%, 10/01/17                                             1,340             1,228
   JPMorgan Chase Capital XV
         5.875%, 03/15/35                                             1,645             1,142
   Kaupthing Bank
         7.625%, 02/28/15 (E)                                         8,810             8,246
         7.125%, 05/19/16 (E)                                         1,350               822
         5.750%, 10/04/11 (E)                                           960               763
   Korea Development Bank
         4.625%, 09/16/10                                             1,000               980
   Landsbanki Islands
         6.100%, 08/25/11 (E)                                         5,570             4,722
   Lazard Group
         7.125%, 05/15/15                                             2,390             2,074
         6.850%, 06/15/17                                             1,841             1,525
   Lehman Brothers Holdings MTN
         14.500%, 12/20/08 (C) (F)                                    3,977               507
         11.000%, 11/07/08 (C) (F)                                    4,283               546
         8.920%, 02/16/17 (F)                                         2,370               302
         6.750%, 12/28/17 (F)                                         4,320                 5
         6.200%, 09/26/14 (F)                                         1,160               145
         5.500%, 04/04/16 (F)                                           520                65
         5.250%, 02/06/12 (F)                                         1,220               153
   Lehman Brothers Holdings Capital
      Trust V MTN
         5.857%, 11/29/49 (F)                                         4,280                --
   Liberty Mutual Group
         7.500%, 08/15/36 (E)                                         1,108               874
         6.500%, 03/15/35 (E)                                         1,525             1,107
   Lincoln National
         5.650%, 08/27/12                                               480               472
   Merna Reinsurance, Ser B
         5.512%, 12/31/08 (C) (E)                                     3,750             3,586
   Merrill Lynch MTN
         8.950%, 11/18/08 (C)                                         1,790             1,759
         8.680%, 11/02/08 (C)                                         3,160             2,382
         7.430%, 09/01/22                                                 4                 4
         6.875%, 04/25/18 (A)                                           250               222
         6.110%, 01/29/37                                             1,405               975
         6.050%, 05/16/16                                             1,270             1,036
         5.700%, 05/02/17                                             1,300             1,064
         5.450%, 02/05/13                                             2,080             1,874

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   MetLife
         6.817%, 08/15/18                                   $         2,850   $         2,696
         6.400%, 12/15/36                                             1,265               789
   MetLife Capital Trust IV
         7.875%, 12/15/37 (E)                                         1,200               822
   MetLife Capital Trust X
         9.250%, 04/08/09 (C) (E)                                     1,800             1,709
   Metropolitan Life Global Funding I MTN
         5.125%, 04/10/13 (E)                                           580               563
   Morgan Stanley MTN
         6.750%, 04/15/11                                               125                93
         6.625%, 04/01/18                                             8,255             5,462
         6.250%, 08/28/17                                             1,340               831
         6.000%, 04/28/15                                               630               429
         5.950%, 12/28/17                                             1,680             1,052
         5.750%, 08/31/12                                             2,320             1,636
         5.450%, 01/09/17                                               470               292
         5.300%, 03/01/13                                               575               395
         4.750%, 04/01/14                                             1,220               647
         4.250%, 05/15/10                                             3,065             2,491
         4.000%, 01/15/10                                             1,400             1,148
         3.235%, 10/20/08 (C)                                         1,200               782
         3.071%, 10/15/08 (C)                                         1,350             1,014
   MUFG Capital Finance 1
         6.346%, 01/25/09 (C)                                         1,670             1,264
   National Australia Bank
         5.350%, 06/12/13 (E)                                         3,500             3,364
   National Capital Trust II
         5.486%, 12/17/08 (C) (E)                                     2,231             1,823
   National City Bank MTN
         5.800%, 06/07/17                                             1,290               479
   Nationwide Mutual Insurance
         6.600%, 04/15/34 (E)                                           690               557
   NB Capital Trust IV
         8.250%, 04/15/27                                             4,500             4,331
   North Front Pass-Through Trust MTN
         5.810%, 12/15/08 (C) (E)                                     1,975             1,782
   Northern Trust
         5.500%, 08/15/13                                               200               200
   Pacific Life Global Funding
         5.150%, 04/15/13 (E)                                           370               370
   PNC Funding
         5.250%, 11/15/15                                             1,205             1,064
   Power Receivables Financial
         6.290%, 01/01/12 (E)                                           230               238
         6.290%, 01/01/12                                             2,798             2,895
   Prime Property Fund
         5.600%, 06/15/11++ (E)                                       1,384             1,385
         5.500%, 01/15/14++ (E)                                       1,850             1,739
   Rabobank Capital Funding II
         5.260%, 12/31/08 (C) (E)                                       200               185
   Rabobank Capital Funding Trust
         5.254%, 12/31/08 (C) (E)                                       420               362

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Realogy
         12.375%, 04/15/15 (A)                              $         2,950   $         1,003
   Residential Capital
         9.625%, 05/15/15 (E)                                         1,456               349
         8.500%, 05/15/10 (A) (E)                                     1,188               653
   Resona Preferred Global Securities
         7.191%, 07/30/09 (C) (E)                                       580               431
   Royal Bank of Scotland Group MTN
         7.640%, 03/31/09 (C)                                         1,000               745
         6.990%, 04/05/09 (C) (E)                                     1,570             1,170
   RSHB Capital
         6.299%, 05/15/17 (E)                                         4,140             2,956
   Shinsei Finance Cayman
         6.418%, 07/20/09 (A) (C) (E)                                 5,180             2,172
   Simon Property Group L.P.
         5.750%, 05/01/12++                                           1,860             1,807
         5.750%, 12/01/15++                                             910               860
         5.600%, 09/01/11++                                             690               681
         3.750%, 01/30/09++                                           2,500             2,470
   SLM MTN
         5.625%, 08/01/33                                               695               348
         5.375%, 05/15/14                                             4,905             3,041
         5.050%, 11/14/14                                               690               421
         5.000%, 10/01/13                                             5,645             3,500
         5.000%, 04/15/15                                               120                72
   Standard Chartered Bank
         6.400%, 09/26/17 (E)                                           715               662
   Stingray Pass-Through Trust MTN
         5.902%, 01/12/15 (E)                                         2,723               354
   Sumitomo Mitsui Banking MTN
         5.625%, 10/15/15 (C) (E)                                     2,620             2,093
   SunTrust Preferred Capital I
         5.853%, 12/15/08 (C)                                         1,540               847
   TNK-BP Finance MTN
         7.875%, 03/13/18 (E)                                         1,570             1,099
         7.500%, 07/18/16 (E)                                         3,320             2,324
         7.500%, 07/18/16                                               100                72
         6.625%, 03/20/17 (E)                                           720               468
   Toyota Motor Credit
         5.500%, 12/15/08                                               120               120
   Travelers
         6.250%, 03/15/09 (C)                                         1,470             1,131
         5.375%, 06/15/12                                               370               371
   TuranAlem Finance
         8.250%, 01/22/37 (E)                                         4,190             2,346
   TuranAlem Finance BV MTN
         8.250%, 01/22/37                                             3,614             2,024
   UDR MTN
         5.000%, 01/15/12++                                           2,000             1,962
   Ventas Realty L.P.
         9.000%, 05/01/12++                                             180               188
         6.500%, 06/01/16++                                             495               468


                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Wachovia
         5.750%, 02/01/18                                   $         2,260   $         1,695
         5.625%, 10/15/16                                             1,950             1,215
         5.500%, 08/01/35                                             1,405               736
         5.300%, 10/15/11                                             2,155             1,797
         5.250%, 08/01/14                                             4,390             2,692
         4.875%, 02/15/14                                               875               537
   Wachovia Bank
         6.000%, 11/15/17                                             4,700             2,787
   Wachovia Capital Trust III
         5.800%, 03/15/09 (C)                                         2,230               937
   Washington Mutual Preferred Funding
         6.534%, 03/29/49 (E) (F)                                     1,600                 2
   WEA Finance
         7.125%, 04/15/18 (E)                                         6,445             5,794
   Wells Fargo
         5.375%, 02/07/35                                             2,085             1,534
         4.375%, 01/31/13                                             2,000             1,838
   Wells Fargo Capital X
         5.950%, 12/15/36 (A)                                           760               626
   Wells Fargo Capital XV
         9.750%, 03/26/09 (A) (C)                                     3,790             3,676
   Westfield Capital
         4.375%, 11/15/10 (E)                                         2,103             2,048
   Westfield Group
         5.400%, 10/01/12++ (E)                                       1,357             1,254
   Woodbourne Capital Trust I
         5.210%, 11/08/08 (C) (E)                                       625               369
   Woodbourne Capital Trust II
         5.210%, 11/08/08 (C) (E)                                       625               369
   Woodbourne Capital Trust III
         5.210%, 11/08/08 (C) (E)                                       625               369
   Woodbourne Capital Trust IV
         5.210%, 11/10/08 (C) (E)                                       625               369
   ZFS Finance USA Trust I
         6.150%, 12/15/08 (C) (E)                                     1,522             1,105
   Zuni Mortgage Trust, Ser 2006-OA1,
      Cl A1
         3.337%, 10/27/08 (C)                                         6,375             6,146
                                                                              ---------------
                                                                                      448,698
                                                                              ---------------
HEALTH CARE -- 1.1%
   Aetna
         6.000%, 06/15/16                                             1,570             1,510
   AstraZeneca PLC
         5.400%, 09/15/12                                             2,295             2,306
   Bristol-Myers Squibb
         6.125%, 05/01/38                                               245               223
         5.450%, 05/01/18                                               245               231
   Coventry Health Care
         5.950%, 03/15/17 (A)                                         1,920             1,600

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   DaVita
         6.625%, 03/15/13                                   $         1,065   $         1,012
   FMC Finance III
         6.875%, 07/15/17                                             1,600             1,540
   GlaxoSmithKline Capital
         6.375%, 05/15/38                                             1,200             1,127
         5.650%, 05/15/18                                             5,190             4,928
   HCA
         9.625%, 11/15/16                                                50                48
         9.250%, 11/15/16                                             1,639             1,594
         9.125%, 11/15/14                                               230               224
         7.500%, 11/06/33 (A)                                         3,380             2,400
         6.500%, 02/15/16                                               749               594
         6.250%, 02/15/13                                               119                99
         5.750%, 03/15/14                                             3,090             2,410
   Humana
         7.200%, 06/15/18                                               870               824
   Schering-Plough
         6.550%, 09/15/37                                             1,460             1,341
         6.000%, 09/15/17                                               365               342
   Tenet Healthcare
         9.875%, 07/01/14                                             4,115             4,012
         7.375%, 02/01/13                                               336               306
   Teva Pharmaceutical Finance LLC
         6.150%, 02/01/36                                               830               727
         5.550%, 02/01/16                                               475               442
   UnitedHealth Group
         6.875%, 02/15/38                                             1,095               964
         6.000%, 06/15/17                                               860               789
   WellPoint
         6.800%, 08/01/12 (A)                                         1,000             1,050
         5.875%, 06/15/17                                             2,190             2,027
         5.250%, 01/15/16                                               465               428
   Wyeth
         6.950%, 03/15/11                                             3,276             3,458
         5.950%, 04/01/37                                             2,680             2,416
                                                                              ---------------
                                                                                       40,972
                                                                              ---------------
INDUSTRIALS -- 1.9%
   America West Airlines, Ser 1999-1
         7.930%, 01/02/19                                               927               843
   American Airlines, Ser 1999-1
         7.024%, 10/15/09                                             3,630             3,439
   Burlington Northern Santa Fe
         6.750%, 07/15/11                                             1,610             1,680
         5.750%, 03/15/18                                             1,355             1,300
   Cedar Brakes I LLC
         8.500%, 02/15/14 (E)                                         1,306             1,398
   Cedar Brakes II LLC
         9.875%, 09/01/13 (E)                                         2,205             2,399
   Complete Production Services
         8.000%, 12/15/16                                             1,005               955
   Continental Airlines, Ser 1997, Cl 1A
         7.461%, 04/01/15                                             1,818             1,582

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Continental Airlines, Ser 1997, Cl 4A
         6.900%, 01/02/18                                   $         1,629   $         1,433
   Continental Airlines, Ser 1999-2
         7.256%, 03/15/20                                             2,849             2,543
   Continental Airlines, Ser A
         5.983%, 04/19/22 (A)                                         2,036             1,568
   Delta Air Lines
         6.821%, 08/10/22                                             1,776             1,474
         6.619%, 03/18/11                                               369               351
   Delta Air Lines, Ser 2001-1
         7.111%, 09/18/11                                             6,250             5,765
   Diageo Capital
         5.750%, 10/23/17                                               430               413
         5.200%, 01/30/13                                               725               721
   DRS Technologies
         6.625%, 02/01/16                                               505               510
   FedEx, Ser A3
         8.400%, 03/23/10                                               421               430
   General Electric
         5.000%, 02/01/13                                             1,140             1,050
   Hutchison Whampoa International
         7.450%, 11/24/33 (E)                                           740               678
   JetBlue Airways 2004-1 G-1
      Pass-Through Trust
         3.194%, 12/15/08 (C)                                           905               792
   JetBlue Airways 2004-2 G-1
      Pass-Through Trust
         3.179%, 11/17/08 (C)                                         4,140             3,436
   L-3 Communications, Ser B
         6.375%, 10/15/15                                               520               478
   Systems 2001 Asset Trust
         6.664%, 09/15/13 (E)                                         1,258             1,315
   Teekay
         8.875%, 07/15/11                                             1,785             1,803
   Terex
         7.375%, 01/15/14                                               320               291
   Tyco International Group
         6.875%, 01/15/29 (E)                                         7,160             6,832
         6.750%, 02/15/11                                             3,470             3,521
         6.375%, 10/15/11                                             7,150             7,207
         6.125%, 01/15/09                                                80                80
         6.125%, 11/01/08                                               230               230
         6.000%, 11/15/13                                               165               162
   United AirLines, Ser A-3
         8.390%, 01/21/11 (D) (F)                                       578                --
   United Parcel Service
         4.500%, 01/15/13                                             5,270             5,327
   United Technologies
         6.500%, 06/01/09                                             2,365             2,383
   Waste Management
         7.125%, 12/15/17                                             5,305             5,374
         7.100%, 08/01/26                                             1,710             1,619
                                                                              ---------------
                                                                                       71,382
                                                                              ---------------

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
INFORMATION TECHNOLOGY -- 0.3%
   Corning
         7.250%, 08/15/36                                   $           405   $           359
   Electronic Data Systems
         7.125%, 10/15/09                                             3,680             3,739
   Freescale Semiconductor
         8.875%, 12/15/14                                                95                66
   NXP Funding LLC
         9.500%, 10/15/15 (A)                                           335               173
         7.875%, 10/15/14                                               110                74
   Oracle
         5.750%, 04/15/18                                             1,522             1,413
   Sungard Data Systems
         10.250%, 08/15/15                                              725               629
   Xerox
         6.750%, 02/01/17                                               240               226
         6.350%, 05/15/18                                             2,185             1,998
         5.500%, 05/15/12                                               900               858
                                                                              ---------------
                                                                                        9,535
                                                                              ---------------
MATERIALS -- 0.9%
   Alcoa
         6.750%, 07/15/18                                               505               485
         6.000%, 07/15/13                                             5,040             4,944
   CodelCo
         4.750%, 10/15/14 (E)                                           960               912
   EI Du Pont de Nemours
         6.000%, 07/15/18                                               405               395
   Evraz Group
         8.875%, 04/24/13 (E)                                         3,310             2,516
         8.875%, 04/24/13                                               250               210
   Freeport-McMoRan Copper & Gold
         8.375%, 04/01/17                                             4,870             4,797
   Georgia Gulf
         9.500%, 10/15/14                                               220               135
   Graham Packaging
         9.875%, 10/15/14 (A)                                           210               183
         8.500%, 10/15/12                                               590               546
   Lafarge
         6.150%, 07/15/11                                               770               755
   Potash of Saskatchewan
         4.875%, 03/01/13                                             1,220             1,146
   PPG Industries
         6.650%, 03/15/18                                               435               430
         5.750%, 03/15/13                                               435               431
   Rio Tinto Finance USA
         6.500%, 07/15/18                                             4,810             4,548
         5.875%, 07/15/13                                             2,455             2,407
   Steel Dynamics
         6.750%, 04/01/15                                               810               697
   United States Steel
         6.050%, 06/01/17                                               245               213

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Vale Overseas
         6.875%, 11/21/36                                   $         5,100   $         4,540
   Vedanta Resources
         8.750%, 01/15/14 (E)                                         1,960             1,748
   Westlake Chemicals
         6.625%, 01/15/16 (A)                                           610               519
   Weyerhaeuser
         6.750%, 03/15/12                                               370               366
                                                                              ---------------
                                                                                       32,923
                                                                              ---------------
SOVEREIGN -- 0.5%
   Canadian Government
         4.000%, 12/01/31                                               823             1,030
   Deutsche Bundesrepublik
         3.750%, 01/04/15 (EUR)                                       6,320             8,809
   Emirate of Abu Dhabi
         5.500%, 08/02/12 (E)                                         1,000             1,045
   United Mexican States MTN, Ser A
         7.500%, 04/08/33                                               176               192
         6.750%, 09/27/34                                             5,858             5,887
         5.875%, 01/15/14                                               450               453
                                                                              ---------------
                                                                                       17,416
                                                                              ---------------
TELECOMMUNICATION SERVICES -- 1.6%
   America Movil
         6.375%, 03/01/35                                               301               266
         6.125%, 11/15/37                                               310               262
         5.625%, 11/15/17                                             1,710             1,603
   AT&T
         6.500%, 09/01/37                                             1,380             1,174
         6.450%, 06/15/34                                               625               536
         6.400%, 05/15/38                                               627               528
         5.500%, 02/01/18                                             2,660             2,369
         5.100%, 09/15/14                                             4,960             4,640
         4.125%, 09/15/09                                               795               789
   AT&T Mobility LLC
         6.500%, 12/15/11                                             1,455             1,481
   BellSouth
         6.000%, 11/15/34                                               850               689
         4.750%, 11/15/12                                               170               161
   British Telecommunications
         9.125%, 12/15/30                                             1,105             1,102
   British Telecommunications PLC
         8.375%, 12/15/10                                             1,250             1,307
   Citizens Communications
         7.875%, 01/15/27                                               555               416
         7.125%, 03/15/19                                               170               135
   Deutsche Telekom International Finance
         8.500%, 06/15/10                                               925               960
         5.750%, 03/23/16                                             1,920             1,713

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
Deutsche Telekom International
   Finance BV
      6.750%, 08/20/18                                      $           590   $           547
France Telecom
      7.750%, 03/01/11                                                1,315             1,380
Koninklijke
      8.000%, 10/01/10                                                  650               681
Level 3 Financing
      9.250%, 11/01/14                                                  690               521
Motorola
      5.375%, 11/15/12                                                1,190             1,093
New Cingular Wireless Services
      8.125%, 05/01/12                                                1,595             1,701
Qwest
      7.500%, 10/01/14                                                1,890             1,635
Qwest Communications International
      6.304%, 11/15/08 (C)                                              545               538
Rogers Communications
      7.875%, 05/01/12                                                  550               572
      6.750%, 03/15/15                                                1,015               996
      6.375%, 03/01/14                                                2,795             2,673
      5.500%, 03/15/14                                                  620               573
Sprint Capital
      8.750%, 03/15/32                                                  660               515
      8.375%, 03/15/12                                                3,430             3,087
      6.900%, 05/01/19                                                  100                78
Telecom Italia Capital
      6.999%, 06/04/18                                                2,080             1,867
      6.200%, 07/18/11                                                1,730             1,731
      5.250%, 10/01/15                                                   90                75
      5.250%, 11/15/13                                                  790               701
      4.950%, 09/30/14                                                1,250             1,054
Telefonica Emisiones
      5.984%, 06/20/11                                                2,025             2,003
      5.855%, 02/04/13                                                  575               553
Telefonica Europe
      7.750%, 09/15/10 (A)                                            1,925             1,965
US West Communications
      5.625%, 11/15/08                                                  430               426
Verizon Communications
      6.100%, 04/15/18                                                2,095             1,935
      5.500%, 04/01/17 (A)                                              475               426
      5.500%, 02/15/18                                                1,920             1,697
Verizon New Jersey, Ser A
      7.850%, 11/15/29                                                1,135             1,022
      5.875%, 01/17/12                                                2,175             2,135
Verizon New York, Ser A
      6.875%, 04/01/12                                                  660               660
VIP Finance Ireland for Vimpel
   Communications
      8.375%, 04/30/13 (E)                                            3,040             2,417
Virgin Media Finance PLC
      9.125%, 08/15/16                                                   80                67

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Vodafone Group PLC
         5.625%, 02/27/17                                   $           720   $           640
         5.350%, 02/27/12                                               400               393
   Windstream
         8.625%, 08/01/16                                             1,460             1,354
                                                                              ---------------
                                                                                       59,842
                                                                              ---------------
UTILITIES -- 2.7%
   Abu Dhabi National Energy
         5.620%, 10/25/12 (E)                                         4,681             4,540
   AES
         8.000%, 10/15/17                                             5,690             5,135
         8.000%, 06/01/20 (E)                                         5,690             4,979
         7.750%, 10/15/15                                             1,040               944
   Allegheny Energy Supply
         8.250%, 04/15/12 (E) (I)                                       955               965
   Baltimore Gas & Electric
         6.125%, 07/01/13                                               360               356
   CMS Energy
         6.550%, 07/17/17                                               745               651
   Commonwealth Edison
         6.150%, 09/15/17                                             1,115             1,054
   Consolidated Edison of New York
         5.850%, 04/01/18                                             2,200             2,089
   Detroit Edison, Ser A
         6.625%, 06/01/36                                               990               928
   Dominion Resources
         5.700%, 09/17/12                                             3,870             3,832
         4.750%, 12/15/10                                             1,895             1,886
   DPL
         6.875%, 09/01/11                                             2,130             2,175
   Duke Energy Carolinas
         6.250%, 01/15/12                                             2,000             2,059
         6.000%, 01/15/38                                               540               485
         5.625%, 11/30/12                                             4,000             4,051
   Edison Mission Energy
         7.625%, 05/15/27                                               420               340
         7.200%, 05/15/19                                             1,160             1,021
         7.000%, 05/15/17                                               880               792
   Energy Future Holdings
         11.250%, 11/01/17 (E)                                       18,250            15,422
         10.875%, 11/01/17 (E)                                           40                36
         6.500%, 11/15/24 (A)                                         1,320               841
   Exelon
         5.625%, 06/15/35                                             2,720             2,110
   Exelon Generation LLC
         6.950%, 06/15/11 (E)                                         1,825             1,848
   FirstEnergy, Ser B
         6.450%, 11/15/11                                               510               512
   FirstEnergy, Ser C
         7.375%, 11/15/31                                             5,845             5,434
   Florida Power
         6.400%, 06/15/38                                             1,365             1,293

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   FPL Group Capital
         5.350%, 06/15/13                                   $           280   $           280
   Intergas Finance BV
         6.375%, 05/14/17                                               220               165
         6.375%, 05/14/17 (E)                                         3,485             2,509
   Midamerican Energy Holdings
         5.750%, 04/01/18                                               615               568
   Nevada Power,
      Ser A
         8.250%, 06/01/11                                             1,800             1,922
   Nisource Finance
         6.800%, 01/15/19                                             2,261             2,054
   NRG Energy
         7.250%, 02/01/14                                             1,610             1,493
   Oncor Electric Delivery
         6.800%, 09/01/18 (E)                                         2,340             2,080
   Pacific Gas & Electric
         6.050%, 03/01/34                                             2,110             1,862
         5.800%, 03/01/37                                               800               682
   Pacificorp
         6.250%, 10/15/37                                             1,200             1,089
         5.650%, 07/15/18                                               605               573
   Power Contract Financing
         6.256%, 02/01/10 (E)                                         1,470             1,489
   Progress Energy
         6.850%, 04/15/12                                               655               674
   Public Service of New Mexico
         7.950%, 05/15/18                                             1,805             1,704
   PVNGS II Funding
         8.000%, 12/30/15                                             2,876             3,018
   Sonat
         7.625%, 07/15/11                                             2,850             2,884
   South Carolina Electric & Gas
         6.500%, 11/01/18                                               215               232
   Southern California Edison
         6.000%, 01/15/34                                             1,505             1,395
   Swepco Capital I
         5.250%, 10/01/43 (C)                                         4,255             4,265
   TXU, Ser P
         5.550%, 11/15/14                                               540               403
   TXU, Ser R
         6.550%, 11/15/34 (A)                                         4,135             2,541
   Virginia Electric and Power
         5.400%, 04/30/18                                               545               498
                                                                              ---------------
                                                                                      100,158
                                                                              ---------------
Total Corporate Obligations
   (Cost $1,155,110) ($ Thousands)                                                    978,593
                                                                              ---------------
ASSET-BACKED SECURITIES -- 9.3%
AUTOMOTIVE -- 0.6%
   AmeriCredit Prime Automobile
      Receivable, Ser 2007-1, Cl A3
         5.270%, 11/08/11                                             1,863             1,857

                                                              Face Amount      Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Capital Auto Receivables Asset Trust,
      Ser 2006-2, Cl B
         5.070%, 12/15/11                                   $         2,620   $         2,442
   Daimler Chrysler Master Owner Trust,
      Ser 2006-A, Cl A
         2.518%, 10/15/08 (C)                                         3,084             2,932
   Ford Credit Auto Owner Trust, Cl A4A
         5.150%, 02/15/12                                               837               819
   Harley-Davidson Motorcycle Trust,
      Ser 2007-2, Cl A4
         5.120%, 08/15/13                                               835               818
   Harley-Davidson Motorcycle Trust,
      Ser 2008-1, Cl A3A
         4.250%, 02/15/13                                               958               931
   Honda Auto Receivables Owner Trust,
      Ser 2008-1, Cl A4
         4.880%, 08/18/11                                               975               934
   Huntington Auto Trust, Ser 2008-1,
      Cl A4
         5.640%, 02/15/13 (E)                                         3,294             3,140
   Huntington Auto Trust, Ser 2008-1,
      Cl A3A
         4.810%, 04/16/12 (E)                                         3,223             3,126
   Hyundai Auto Receivables Trust,
      Ser 2008-A, Cl A4
         5.480%, 11/17/14                                               378               362
   Nissan Auto Receivables Owner Trust,
      Ser 2007-B, Cl A4
         5.160%, 03/17/14                                             1,388             1,360
   Triad Auto Receivables Owner Trust,
      Ser 2006-B, Cl A3
         5.410%, 08/12/11                                             1,848             1,828
   Triad Auto Receivables Owner Trust,
      Ser 2006-C, Cl A3
         5.260%, 11/14/11                                               981               963
   Volkswagen Auto Loan Enhanced Trust,
      Ser 2008-1, Cl A3
         4.500%, 07/20/12                                             1,243             1,222
                                                                              ---------------
                                                                                       22,734
                                                                              ---------------
CREDIT CARDS -- 1.7%
   American Express Credit Account
      Master Trust, Ser 2006-B, Cl A
         2.528%, 10/15/08 (C) (E)                                     4,700             4,531
   Capital One Multi-Asset Execution Trust,
      Cl A7
         2.518%, 10/15/08 (C)                                           388               364
   Capital One Multi-Asset Execution Trust,
      Cl A6
         2.841%, 10/15/08 (C)                                         1,036               934
         2.558%, 10/15/08 (C)                                         1,321             1,285
   Capital One Multi-Asset Execution Trust,
      Ser 2006-A11, Cl A11
         2.578%, 10/15/08 (C)                                         5,249             4,220

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Capital One Multi-Asset Execution Trust,
      Ser 2006-A5, Cl A5
         2.548%, 10/15/08 (C)                               $         1,214   $         1,077
   Capital One Multi-Asset Execution Trust,
      Ser 2007-A4, Cl A4
         2.518%, 10/15/08 (C)                                         2,104             1,827
   Capital One Multi-Asset Execution Trust,
      Ser 2007-A7, Cl A7
         5.750%, 07/15/20                                             2,852             2,504
   Capital One Multi-Asset Execution Trust,
      Ser 2008-A3, Cl A3
         5.050%, 02/15/16                                            11,696            10,968
   Capital One Multi-Asset Execution Trust,
      Ser 2008-A5, Cl A5
         4.850%, 02/18/14                                             1,610             1,565
   Chase Issuance Trust, Ser 2005-A8,
      Cl A8
         2.528%, 10/15/08 (C)                                         5,400             5,246
   Chase Issuance Trust, Ser 2006-A1,
      Cl A
         2.528%, 10/15/08 (C)                                         5,400             5,198
   Citibank Credit Card Issuance Trust,
      Ser 2005-A3, Cl A3
         3.246%, 10/24/08 (C)                                         4,450             4,189
   Discover Card Master Trust I,
      Ser 2003-3A, Cl A
         2.688%, 10/15/08 (C)                                           776               753
   Discover Card Master Trust I,
      Ser 2006-2, Cl A3
         2.568%, 10/15/08 (C)                                         1,089               958
   Discover Card Master Trust I,
      Ser 2006-2, Cl A2
         2.518%, 10/15/08 (C)                                         2,638             2,461
   Discover Card Master Trust,
      Ser 2007-A1, Cl A1
         5.650%, 03/16/20                                             1,994             1,728
   Discover Card Master Trust,
      Ser 2007-A2, Cl A2
         3.159%, 12/15/08 (C)                                         1,826             1,650
   Discover Card Master Trust,
      Ser 2008-A3, Cl A3
         5.100%, 10/15/13                                             3,240             3,165
   Discover Card Master Trust,
      Ser 2008-A4, Cl A4
         5.650%, 12/15/15                                             4,898             4,666
   Washington Mutual Master
      Note Trust, Ser 2006-A2A
         2.538%, 10/15/08 (C) (E)                                     1,358             1,168
   Washington Mutual Master Note Trust,
      Ser 2007-A2, Cl A2
         2.518%, 10/15/08 (C) (E)                                       237               195
                                                                              ---------------
                                                                                       60,652
                                                                              ---------------

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
MORTGAGE RELATED SECURITIES -- 2.4%
   ABS Home Equity Loan Trust,
      Ser 2007-HE3, Cl A1
         3.028%, 10/15/08 (C)                               $           418   $           363
   Ace Securities, Ser 2003-OP1, Cl M1
         3.907%, 10/27/08 (C)                                         1,000               741
   ACE Securities, Ser 2005-HE7,
      Cl A1B2
         3.507%, 10/27/08 (C)                                         1,263             1,066
   Aegis Asset-Backed Securities Trust,
      Ser 2003-3, Cl M1
         4.257%, 10/27/08 (C)                                           105                80
   AFC Home Equity Loan Trust,
      Ser 1998-1, Cl 1A2
         3.477%, 10/27/08 (C)                                           114                73
   AFC Home Equity Loan Trust,
      Ser 2000-1, Cl 2A
         3.447%, 10/27/08 (C)                                         4,431             1,571
   Ameriquest Mortgage Securities,
      Ser 2003-2, Cl M1
         4.557%, 10/27/08 (C)                                         1,281               886
   Argent Securities, Ser 2003-W5,
      Cl M1
         3.907%, 10/27/08 (C)                                           600               470
   Argent Securities, Ser 2003-W9,
      Cl M1
         3.897%, 10/27/08 (C)                                         1,287               937
   Asset-Backed Funding Certificates,
      Ser 2003-WF1, Cl A2
         3.597%, 10/25/08 (C)                                         2,494             2,249
   Asset-Backed Funding Certificates,
      Ser 2005-AQ1, Cl A2
         4.300%, 06/25/35                                               808               799
   Asset-Backed Securities Home Equity
      Loan Trust, Ser 2003-HE5, Cl M1
         3.613%, 10/15/08 (C)                                         1,733             1,367
   Asset-Backed Securities Home Equity,
      Ser 2003-HE4, Cl M2
         4.488%, 10/15/08 (C)                                           310               234
   Bear Stearns Asset-Backed Securities
      Trust, Ser 2000-2, Cl M2
         8.280%, 08/25/30                                             7,268             6,978
   Bear Stearns Asset-Backed Securities
      Trust, Ser 2003-1, Cl A1
         3.707%, 10/27/08 (C)                                         3,996             3,340
   Bear Stearns Asset-Backed Securities
      Trust, Ser 2007-AQ2, Cl A1
         3.307%, 10/27/08 (C)                                         4,946             4,547
   Bear Stearns Asset-Backed Securities
      Trust, Ser 2007-HE2, Cl 1A1
         3.307%, 10/27/08 (C)                                         8,321             8,028
   BNC Mortgage Loan Trust,
      Ser 2007-1, Cl A2
         3.267%, 10/27/08 (C)                                         2,490             2,357

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   BNC Mortgage Loan Trust,
      Ser 2007-1, Cl M1
          3.447%, 10/27/08 (C)                              $         6,300   $           969
   Centex Home Equity, Cl AV4
         3.457%, 10/27/08 (C)                                         4,917             3,346
   Citigroup Mortgage Loan Trust,
      Ser 2006-FX1, Cl A1
         3.307%, 10/27/08 (C)                                         1,152             1,069
   Citigroup Mortgage Loan Trust,
      Ser 2007-AHL1, Cl A2A
         3.247%, 10/27/08 (C)                                           573               528
   Conseco Finance, Ser 2001-D, Cl A5
         6.190%, 10/15/08 (C)                                         1,800             1,773
   Contimortgage Home Equity Trust
      1998-3, Ser 1997-1, Cl A9
         7.050%, 03/15/28                                                32                31
   Contimortgage Home Equity Trust
      1998-3, Ser 1997-2, Cl A9
         7.090%, 04/15/28                                                27                27
   Countrywide Asset-Backed Certificates,
      Ser 2006-S1, Cl A2
         5.549%, 08/25/21                                             1,258             1,143
   Countrywide Asset-Backed Certificates,
      Ser 2007-S2, Cl A2
         5.649%, 11/25/08 (C)                                         3,306             2,066
   EMC Mortgage Loan Trust,
      Ser 2002-AA, Cl A1
         3.677%, 10/27/08 (C) (E)                                     1,720             1,426
   Equivantage Home Equity Loan
      Trust, Ser 1997-2, Cl A3
         7.775%, 07/25/28                                               148                99
   GMAC Mortgage Loan Trust,
      Ser 2007-HE1, Cl A2
         5.621%, 11/25/08 (C)                                         4,497             2,837
   GSAA Trust, Ser 2006-2, Cl 2A1
         3.307%, 10/27/08 (C)                                         1,274             1,264
   Home Equity Asset Trust,
      Ser 2003-4, Cl M2
         5.607%, 10/27/08 (C)                                           869               583
   Master Asset-Backed Securities Trust,
      Ser 2006-AB1, Cl A1
         3.347%, 10/27/08 (C)                                         2,143             2,116
   Merrill Lynch Mortgage Investors,
      Ser 2003-OPT1, Cl A3
         3.567%, 10/27/08 (C)                                         1,227             1,009
   Morgan Stanley Capital I,
      Ser 2003-NC8, Cl M1
         4.257%, 10/27/08 (C)                                         2,063             1,405
   Morgan Stanley Capital I,
      Ser 2007-HE2, Cl A2A
         3.247%, 10/27/08 (C)                                           467               441
   Morgan Stanley Dean Witter Capital I,
      Ser 2003-NC4, Cl M2
         6.207%, 10/27/08 (C)                                            98                77

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)      ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Morgan Stanley Home Equity Loans,
      Ser 2007-1, Cl A1
         3.257%, 10/27/08 (C)                               $           421   $           396
   Nationstar Home Equity Loan Trust,
      Cl 2AV2
         3.337%, 10/27/08 (C)                                         5,500             3,967
   New Century Home Equity Loan Trust,
      Ser 2005-A, Cl A2
         4.461%, 08/25/35                                               266               264
   Novastar Home Equity Loan,
      Ser 2007-1, Cl A2A1
         3.307%, 10/27/08 (C)                                         8,687             8,154
   Option One Mortgage Loan Trust,
      Ser 2001-4, Cl A
         3.807%, 10/27/08 (C)                                           426               389
   Option One Mortgage Loan Trust,
      Ser 2003-5, Cl M1
         3.857%, 10/27/08 (C)                                           454               314
   Option One Mortgage Loan Trust,
      Ser 2007-3, Cl 2A4
         3.537%, 10/27/08 (C)                                         1,350               597
   Option One Mortgage Loan Trust,
      Ser 2007-6, Cl 2A4
         3.457%, 10/27/08 (C)                                         4,574             2,146
   Residential Funding Mortgage
      Securities II, Ser 2000-HI1, Cl AI7
         8.290%, 02/25/25                                             2,152             1,882
   Residential Funding Mortgage
      Securities II, Ser 2005-HS1, Cl AI1
         3.327%, 10/27/08 (C)                                           863               842
   Soundview Home Equity Loan Trust,
      Cl A3
         3.367%, 10/27/08 (C)                                         6,450             3,974
   Start, Ser 2003-2
         3.186%, 10/21/08 (C) (E)                                     1,679             1,634
   Terwin Mortgage Trust,
      Ser 2005-9HG3, Cl A1
         4.000%, 11/25/08 (C) (E)                                     1,054               957
   Terwin Mortgage Trust,
      Ser 2006-2HGS, Cl A1
         4.500%, 11/25/08 (C) (E)                                     4,529             1,234
   Terwin Mortgage Trust, Ser 2006-4SL,
      Cl A1
         4.500%, 11/25/08 (C) (E)                                     4,327             1,610
   Terwin Mortgage Trust, Ser 2006-6,
      Cl 1A2
         4.750%, 11/25/08 (C)                                         7,600             1,996
   Terwin Mortgage Trust, Ser 2006-6,
      Cl 1A1
         4.500%, 11/25/08 (C)                                         3,855             1,234
   Wells Fargo Home Equity Trust,
      Ser 2004-2, Cl M8B
         5.000%, 11/25/08 (C) (E)                                       371                48
                                                                              ---------------
                                                                                       89,933
                                                                              ---------------

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
OTHER ASSET-BACKED SECURITIES -- 4.6%
   BankAmerica Manufactured Housing
      Contract Trust, Ser 1997-1, Cl M
         6.800%, 01/10/28                                   $         3,310   $         3,717
   Chase Funding Mortgage Loan
      Asset-Backed Certificates,
      Ser 2002-1, Cl 2A2
         3.707%, 10/27/08 (C)                                         1,552             1,340
   Chase Funding Mortgage Loan
      Asset-Backed Certificates,
      Ser 2003-6, Cl 1A3
         3.340%, 05/25/26                                               150               149
   Citicorp Residential Mortgage Securities,
      Cl A5
         6.046%, 03/25/37                                             1,970             1,372
   Citicorp Residential Mortgage Securities,
      Ser 2006-1, Cl A1
         5.956%, 07/25/36                                               109               108
   Citicorp Residential Mortgage Securities,
      Ser 2006-1, Cl A2
         5.682%, 07/25/36                                             1,236             1,222
   Citicorp Residential Mortgage Securities,
      Ser 2006-2, Cl A2
         5.557%, 09/25/36                                             1,163             1,150
   Conseco Finance Home Loan Trust,
      Ser 2000-E, Cl M1
         8.130%, 10/15/08 (C)                                         1,496             1,453
   Conseco Finance Securitizations,
      Ser 2000-4, Cl A6
         8.310%, 11/01/08 (C)                                         1,340             1,012
   Countrywide Asset-Backed Certificates,
      Cl 1AF3
         5.711%, 11/25/08 (C)                                         6,450             4,129
   Countrywide Asset-Backed Certificates,
      Ser 2003-BC2, Cl 2A1
         3.807%, 10/27/08 (C)                                            38                29
   Countrywide Asset-Backed Certificates,
      Ser 2004-14, Cl A4
         3.487%, 10/27/08 (C)                                           845               693
   Countrywide Asset-Backed Certificates,
      Ser 2005-15, Cl 1AF1
         3.347%, 10/27/08 (C)                                           376               375
   Countrywide Asset-Backed Certificates,
      Ser 2006-10, Cl MV1
         3.467%, 10/27/08 (C)                                        10,450             3,648
   Countrywide Home Equity Loan Trust,
      Ser 2004-K, Cl A2
         2.788%, 10/15/08 (C)                                         1,268               915
   Countrywide Home Equity Loan Trust,
      Ser 2005-F, Cl 2A
         2.728%, 10/15/08 (C)                                         2,510             1,456
   Countrywide Home Equity Loan Trust,
      Ser 2007-GW, Cl A
         3.038%, 10/15/08 (C)                                        13,872             9,712

                                                              Face Amount        Market Value
Description                                                  ($ Thousands)      ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Credit Suisse First Boston Mortgage
      Securities, Ser 2001-MH29, Cl A
         5.600%, 09/25/31                                   $           929   $           917
   Dominos Pizza Master Issuer LLC,
      Ser 2007-1, Cl A2
         5.261%, 04/25/37 (E)                                         1,743             1,414
   Embarcadero Aircraft Securitization
      Trust, Ser 2000-A, Cl A1
         2.968%, 10/15/08 (C) (E)                                     4,097             2,868
   First Franklin Mortgage Loan Asset
      Backed Certificates, Ser 2004-FF11,
      Cl 1A2
         3.557%, 10/27/08 (C)                                           138               102
   First Franklin Mortgage Loan Asset
      Backed Certificates, Ser 2005-FF10,
      Cl A4
         3.527%, 10/27/08 (C)                                         8,400             7,576
   First Franklin Mortgage Loan Asset
      Backed Certificates, Ser 2005-FF9,
      Cl A3
         3.487%, 10/27/08 (C)                                         7,982             7,579
   First Franklin Mortgage Loan Asset
      Backed Certificates, Ser 2006-FFA,
      Cl A3
         3.327%, 10/27/08 (C)                                         5,298             1,633
   First Horizon ABS Trust, Ser 2004-HE2,
      Cl A
         3.427%, 10/27/08 (C)                                         1,885             1,507
   Ford Credit Floorplan Master Owner
      Trust, Ser 2006-4
         2.738%, 10/15/08 (C)                                         2,249             2,236
   GMAC Mortgage Loan Trust,
      Ser 2005-HE3, Cl A1VN
         3.467%, 10/27/08 (C)                                         5,861             1,945
   Great America Leasing Receivables,
      Ser 2006-1, Cl A3
         5.340%, 01/15/10 (E)                                           648               648
   Green Tree Financial, Ser 1993-4, Cl A5
         7.050%, 01/15/19                                               335               329
   Green Tree Financial, Ser 1996-5,
      Cl A6
         7.750%, 07/15/27                                             1,040             1,068
   GSAMP Trust, Ser 2003-SEA, Cl A1
         3.607%, 10/27/08 (C)                                         3,409             2,595
   HSI Asset Securitization Trust,
      Ser 2005-NC1, Cl 2A4
         3.527%, 10/27/08 (C)                                           903               794
   HSI Asset Securitization Trust,
      Ser 2005-I1, Cl 2A3
         3.497%, 10/27/08 (C)                                         8,000             6,765
   Lehman XS Trust, Ser 2005-5N,
      Cl M4
         4.957%, 10/27/08 (C)                                         1,800                32

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Lehman XS Trust, Ser 2005-5N, Cl 1A1
         3.507%, 10/27/08 (C)                               $         5,643   $         3,533
   Lehman XS Trust, Ser 2006-GP1,
      Cl A4A
         3.537%, 10/27/08 (C)                                         5,565             2,497
   Lehman XS Trust, Ser 2007-1, Cl WF1
         7.000%, 01/25/37                                             2,904             1,586
   Lehman XS Trust, Ser 2007-9, Cl 1A1
         3.327%, 10/27/08 (C)                                        11,768             9,661
   Long Beach Mortgage Loan Trust,
      Ser 2006-WL1, Cl 1A3
         3.537%, 10/27/08 (C)                                         1,306               992
   Master Specialized Loan Trust,
      Ser 2007-2, Cl A
         3.557%, 10/27/08 (C) (E)                                    10,331             6,973
   Merrill Lynch First Franklin Mortgage
      Loan Trust, Ser 2001-1, Cl M1
         3.587%, 10/27/08 (C)                                         2,084               374
   Merrill Lynch Mortgage Investors,
      Ser 2005-SL3, Cl A1
         3.437%, 10/27/08 (C)                                           640               501
   Merrill Lynch Mortgage Investors,
      Ser 2006-WMC2, Cl A2D
         5.895%, 03/25/37                                             5,200             3,406
   Merrill Lynch Mortgage Investors,
      Ser 2007-MLN1, Cl M1
         3.607%, 10/27/08 (C)                                         3,010               594
   Merrill Lynch Mortgage Investors,
      Ser 2007-SL1, Cl A1
         3.507%, 10/27/08 (C)                                         6,664             2,292
   Mid-State Trust, Ser 11, Cl A1
         4.864%, 07/15/38                                             4,838             4,430
   Morgan Stanley Dean Witter Capital
      Heloc Trust, Ser 2005-1, Cl A
         3.397%, 10/27/08 (C)                                           573               392
   Nelnet Student Loan Trust, Ser 2008-4,
      Cl A4
         4.280%, 10/27/08 (C)                                         2,740             2,647
   Oncor Electric Delivery Transition Bond,
      Ser 2003-1, Cl A2
         4.030%, 02/15/12                                             2,196             2,189
   Orchid Structured Finance CDO,
      Ser 2003-1A, Cl A1MM
         2.957%, 11/18/08 (C) (E)                                     3,086             1,852
   Ownit Mortgage Loan Asset Backed
      Certificates, Ser 2006-1, Cl AF1
         5.424%, 12/25/36                                               933               925
   Residential Asset Mortgage Products,
      Ser 2003-RS11, Cl MII1
         4.302%, 10/27/08 (C)                                           188               138
   Residential Asset Mortgage Products,
      Ser 2003-RS2, Cl AII
         3.887%, 10/27/08 (C)                                            70                38

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Residential Asset Mortgage Products,
      Ser 2007-RS1, Cl A1
         3.287%, 10/27/08 (C)                               $         3,281   $         3,207
   Resmae Mortgage Loan Trust,
      Ser 2006-1, Cl A2A
         3.307%, 10/27/08 (C) (E)                                     2,327             2,273
   Saco I, Ser 2005-9, Cl A1
         3.457%, 10/27/08 (C)                                         1,068               598
   Saco I, Ser 2005-WM3, Cl A1
         3.467%, 10/27/08 (C)                                         1,061               579
   Saco I, Ser 2006-6, Cl A1
         3.337%, 10/27/08 (C)                                         3,864               849
   SLC Student Loan Trust, Ser 2006-2,
      Cl B
         3.049%, 12/15/08 (C)                                         5,250             4,349
   SLM Student Loan Trust, Cl A5B
         4.000%, 10/27/08 (C)                                         3,532             3,407
   SLM Student Loan Trust, Cl A4
         4.450%, 10/27/08 (C)                                           681               675
         4.255%, 10/27/08 (C)                                         4,311             4,038
   SLM Student Loan Trust, Ser 2006-9,
      Cl B
         3.030%, 10/27/08 (C)                                         4,000             3,071
   SLM Student Loan Trust, Ser 2006-C,
      Cl C
         3.209%, 12/15/08 (C)                                         4,000             2,616
   SLM Student Loan Trust, Ser 2008-6,
      Cl A4
         4.064%, 10/27/08 (C)                                         3,666             3,421
   Small Business Administration,
      Ser 2003-P10A, Cl 1
         4.524%, 02/10/13                                             2,268             2,212
   Structured Asset Investment Loan
      Trust, Ser 2003-BC4, Cl M2
         6.207%, 10/27/08 (C)                                           154               111
   Structured Asset Receivables Trust,
      Ser 2003-1, Cl CTFS
         3.286%, 10/21/08 (C) (E)                                     3,175             2,952
   Structured Asset Securities,
      Ser 2006-GEL4, Cl A1
         3.327%, 10/27/08 (C) (E)                                     2,833             2,622
   Structured Asset Securities,
      Ser 2007-BC2, Cl A2
         3.297%, 10/27/08 (C)                                        11,008            10,447
   Structured Asset Securities,
      Ser 2007-BC4, Cl A3
         3.457%, 10/27/08 (C)                                         6,001             5,308
   Swift Master Auto Receivables Trust,
      Ser 2007-1, Cl A
         2.588%, 10/15/08 (C)                                           940               836
                                                                              ---------------
                                                                                      171,079
                                                                              ---------------
Total Asset-Backed Securities
   (Cost $437,244) ($ Thousands)                                                      344,398
                                                                              ---------------

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                              Face Amount      Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
U.S. TREASURY OBLIGATIONS -- 4.7%
   U.S. Treasury Bonds
         8.875%, 02/15/19 (A)                               $         2,047   $         2,865
         8.750%, 08/15/20                                               310               440
         8.125%, 08/15/19 (A)                                           716               961
         7.125%, 02/15/23 (A)                                         4,800             6,194
         6.250%, 05/15/30 (A)                                         6,991             8,780
         5.375%, 02/15/31 (A)                                         6,923             7,867
         5.250%, 02/15/29                                             2,670             2,961
         5.000%, 05/15/37 (A)                                         2,450             2,726
         4.750%, 02/15/37 (A)                                         4,924             5,268
         4.500%, 02/15/36 to 05/15/38 (A)                             7,872             8,117
         4.375%, 02/15/38 (A)                                         1,053             1,067
         3.443%, 11/15/21 (A) (B)                                    15,810             8,674
         1.750%, 01/15/28 (A)                                        21,177            18,475
   U.S. Treasury Bonds TIPS
         3.875%, 04/15/29                                             4,853             5,803
         3.625%, 04/15/28 (A)                                        13,683            15,742
         2.500%, 07/15/16 (A)                                         3,635             3,720
         2.375%, 01/15/25 to 01/15/27 (A)                            41,614            40,305
         2.000%, 01/15/16 to 01/15/26 (A)                             9,402             9,158
   U.S. Treasury Notes
         4.875%, 08/15/16 (A)                                         9,130             9,883
         4.750%, 08/15/17                                               402               431
         4.000%, 08/15/18 (A)                                         2,240             2,246
         3.875%, 05/15/18                                                --                --
         3.375%, 07/31/13 (A)                                         3,367             3,429
         3.125%, 08/31/13 to 09/30/13                                   924               932
   U.S. Treasury STRIPS
         4.498%, 11/15/27 (A) (B)                                     5,282             2,205
   U.S. Treasury Bills
         1.512%, 10/16/08 (B)                                           300               300
         1.442%, 10/16/08 (B)                                           251               251
         0.020%, 10/23/08 (B)                                         4,006             4,005
                                                                              ---------------
Total U.S. Treasury Obligations
  (Cost $170,164) ($ Thousands)                                                       172,805
                                                                              ---------------

LOAN PARTICIPATIONS -- 1.1%
   Adesa, Term B Loan
         5.060%, 09/22/13                                               962               795
   Allison Transmission, Term B Loan
         0.000%, 08/07/14                                             1,985             1,641
   Alltel Wireless, Term B2 Loan
         6.334%, 05/15/15 (C)                                           496               479
   Aramark
         6.334%, 01/26/14 (C)                                            61                53
         4.571%, 01/31/14                                               931               811
   Ashmore Energy (Synthetic Revolving
      Deposits)
         5.801%, 03/30/14                                             1,312             1,148
         3.100%, 03/07/12                                               144               126

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Bausch & Lomb
         6.051%, 04/11/15 (C)                               $           796   $           740
         0.000%, 04/11/15 (C)                                           200               186
   Berry Plastics Holding
         4.798%, 04/03/15 (C)                                           992               800
   Cablevision, Term B Loan
         4.217%, 03/30/13                                               992               893
   Charter Communications, Term B Loan
         4.800%, 03/15/14                                             1,493             1,186
   DAE Aviation Holdings, Term B1 Loan
         6.585%, 07/31/14                                               287               264
   DAE Aviation Holdings, Term B2 Loan
         6.550%, 07/31/14                                               285               262
   DaimlerChrysler Financial Services
      North America, Term B Loan
         6.820%, 08/03/12 (C)                                           990               671
   Dollar General, Term B Loan
         5.650%, 07/15/14                                             1,000               889
   Education Management, Term C Loan
         4.562%, 06/15/13                                             1,488             1,295
   Enterprise GP Holdings, Term B Loan
         6.084%, 11/10/14 (C)                                         1,000               968
   First Data, Term B2 Loan
         5.905%, 10/15/14                                             4,814             4,147
   Freescale Semiconductor
         4.221%, 12/01/13                                               992               806
   General Motors, Term B Loan
         5.059%, 12/15/13                                               992               638
   Georgia-Pacific, Term B Loan
         4.451%, 12/23/13                                             1,432             1,248
   Harrah's Operating, Term B2 Loan
         7.334%, 01/28/15 (C)                                           750               613
   Hertz
         6.084%, 12/21/12 (C)                                           841               753
   Hertz LOC (Synthetic)
         3.204%, 02/08/12 (C)                                           152               135
   Host Marriott L.P., Ser Q
         6.750%, 06/01/16++                                             455               372
   IASIS
         4.465%, 05/01/14                                               692               637
   IASIS (Delayed Draw)
         4.462%, 05/01/14                                               239               220
   IASIS (Synthetic)
         4.704%, 05/01/14                                                64                59
   Iconix, Term B Loan
         5.060%, 05/01/14                                               941               875
   Idearc, Term B Loan
         4.786%, 11/01/14                                               995               584
   Insight Midwest Holdings LLC,
      Term B Loan
         4.470%, 04/06/14                                               675               622
   Las Vegas Sands LLC (Delayed Draw)
         4.550%, 05/08/14 (C)                                           367               282

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Las Vegas Sands LLC, Term B Loan
         4.550%, 05/08/14 (C)                               $         1,633   $         1,255
   Lodgenet Entertainment, Term B Loan
         4.810%, 04/04/14                                               984               840
   Manor Care, Term B Loan
         4.962%, 11/15/14                                             1,000               830
   NewPage
         7.956%, 11/05/14 (C)                                           993               905
   Nuveen Investments, Term B Loan
         7.084%, 11/01/14 (C)                                             2                 1
   Petco Animal Supplies, Term B Loan
         5.018%, 11/15/13                                               992               868
   Regal Cinemas, Term B Loan
         4.301%, 10/19/10                                               992               865
   Royalty Pharma, Term B Loan
         5.051%, 05/15/14                                               992               939
   Sunguard, Term B Loan
         4.552%, 08/15/12                                             1,241             1,077
   Telesat Canada, Term B Loan
         5.794%, 10/15/14                                             1,042               935
   Telesat Canada, Term B Loan
      (Unfunded)
         5.670%, 10/15/14                                               118                12
   Texas Competitive Electric Holdings,
      Term B2 Loan
         7.334%, 10/10/14 (C)                                         1,985             1,668
   Tribune
         6.834%, 05/30/09 (C)                                           366               339
   United Airlines
         4.575%, 01/12/14                                               711               436
   Univision
         164.142%, 09/15/14                                              84                53
   Univision Communications, Term B Loan
         5.123%, 09/15/14                                             2,416             1,538
   UPC Financing Partnership
         4.214%, 03/30/14                                             1,000               803
   Visteon, Term B Loan
         7.194%, 06/20/13                                             1,000               616
   Yankee Candle, Term B Loan
         4.607%, 01/15/14                                               928               747
                                                                              ---------------
Total Loan Participations
   (Cost $46,780) ($ Thousands)                                                        39,925
                                                                              ---------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.8%
   FHLB
         4.050%, 01/21/09                                             2,000             2,000
         2.403%, 10/28/08 (B)                                         6,450             6,448
         2.402%, 12/18/08 (B)                                         9,825             9,774
         2.304%, 10/20/08 (B)                                         9,130             9,119
         2.080%, 10/17/08 (B) (J)                                    21,305            21,285
         1.280%, 10/08/08 (B)                                        17,100            17,093

                                                              Face Amount      Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   FHLMC
         2.893%, 03/30/09 (B)                               $           300   $           296
   FNMA
         5.250%, 08/01/12                                             1,860             1,881
         3.875%, 07/12/13                                             4,540             4,529
         2.875%, 10/12/10                                             8,320             8,282
         2.462%, 12/08/08 (B)                                         1,285             1,279
         2.212%, 12/22/08 (B) (J) (K)                                   225               224
         6.250%, 02/01/11                                             4,952             5,180
         5.500%, 11/01/22                                             7,000             7,041
         1.700%, 12/15/08 (B) (J) (K)                                 7,919             7,877
   FNMA
         2.611%, 02/02/09 (B)                                           450               449
         2.127%, 10/15/08 (B)                                           525               525
         2.084%, 11/07/08 (B)                                           975               972
                                                                              ---------------
Total U.S. Government Agency Obligations
   (Cost $104,041) ($ Thousands)                                                      104,254
                                                                              ---------------
MUNICIPAL BONDS -- 0.2%
   Galveston County Texas, Ser C, GO, AMBAC
      Pre-Refunded @ 100
         5.000%, 02/01/13 (G)                                         1,435             1,524
   Greenville County School District, RB
      Pre-Refunded @ 101
         5.500%, 12/01/12 (G)                                           890               977
   Harris County Texas, Ser B, GO
      Pre-Refunded @ 100
         5.250%, 10/01/13 (G)                                         2,005             2,173
   Massachusetts State, Consolidated
      Loan, Ser B, GO, FSA
      Pre-Refunded @ 100
         5.500%, 03/01/12 (G)                                         1,515             1,608
   Massachusetts State, Consolidated
      Loan, Ser E, GO, FSA
      Pre-Refunded @ 100
         5.250%, 01/01/13 (G)                                         1,260             1,345
   Massachusetts State, Ser B, GO, AMBAC
      Pre-Refunded @ 100
         5.000%, 08/01/14 (G)                                           810               850
   Metropolitan Atlanta Rapid Transit
      Authority, Ser 2nd Indenture,
      RB, MBIA
      Pre-Refunded @ 100
         5.000%, 01/01/13 (G)                                           450               480
                                                                              ---------------
Total Municipal Bonds
   (Cost $9,077) ($ Thousands)                                                          8,957
                                                                              ---------------

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                            Notional Amount
                                                              (Thousands)/
                                                            Contracts Face
                                                                 Amount
                                                             ($ Thousands)      Market Value
Description                                                     /Shares        ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
PURCHASED SWAPTIONS -- 0.1%
   U.S. Swaption Call, Merrill Lynch*                             8,765,000   $         1,077
   U.S. Swaption Call, Merrill Lynch*                            66,431,000             1,320
                                                                              ---------------
Total Purchased Swaption
   (Cost $719) ($ Thousands)                                                            2,397
                                                                              ---------------
PURCHASED OPTION -- 0.0%
   December 2008 U.S. 10 Year Treasury
      Note Put, Expires 11/22/08
      Strike Price $116*                                                120               259
                                                                              ---------------
Total Purchased Option
   (Cost $113) ($ Thousands)                                                              259
                                                                              ---------------
CERTIFICATE OF DEPOSIT --0.1%
   JPMorgan Chase Bank
         8.750%, 11/28/21                                   $         2,152             2,089
                                                                              ---------------
Total Certificate of Deposit
   (Cost $2,105) ($ Thousands)                                                          2,089
                                                                              ---------------
REPURCHASE AGREEMENT -- 0.8%
   Merrill Lynch
      0.250%, dated 09/30/08, to be
      repurchased on 10/01/08,
      repurchase price $29,700,206
      (collateralized by a FNMA
      Obligation, par value $30,219,000,
      3.375%, 03/05/10; market
      value $30,294,001)                                             29,700            29,700
                                                                              ---------------
Total Repurchase Agreement
   (Cost $29,700) ($ Thousands)                                                        29,700
                                                                              ---------------
AFFILIATED PARTNERSHIP -- 5.6%
   SEI Liquidity Fund, L.P.,
      2.590%**+ (H)                                             212,703,875           208,795
                                                                              ---------------
Total Affiliated Partnership
   (Cost $212,704) ($ Thousands)                                                      208,795
                                                                              ---------------
CASH EQUIVALENTS -- 1.5%
   Evergreen Institutional Money
      Market Fund, 2.740%**                                         948,366               948
   SEI Daily Income Trust,
      Prime Obligation Fund,
      Cl A, 2.350%**+                                            54,727,358            54,728
                                                                              ---------------
Total Cash Equivalents
   (Cost $55,676) ($ Thousands)                                                        55,676
                                                                              ---------------

                                                              Face Amount
                                                             ($ Thousands)      Market Value
Description                                                    /Contracts      ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
COMMERCIAL PAPER -- 1.2%
   Bank of America
         3.208%, 10/17/08                                   $         5,005   $         4,998
   BNP Paribas Finance
         3.970%, 10/09/08                                            12,570            12,558
   General Electric Capital
         2.306%, 10/23/08                                            12,180            12,163
   National Rural Utilities Cooperative Finance
         2.554%, 10/07/08                                            13,560            13,553
                                                                              ---------------
Total Commercial Paper
   (Cost $43,274) ($ Thousands)                                                        43,272
                                                                              ---------------
Total Investments -- 126.4%
   (Cost $5,036,918) ($ Thousands)                                            $     4,670,136
                                                                              ===============
WRITTEN OPTIONS* -- (0.1)%
   December 2008 U.S. 10 Year
      Treasury Note Put, Expires 11/24/08,
      Strike Price $111.00                                              (89)              (63)
   November 2008 10 Year
      Treasury Note Put, Expires 10/27/08,
      Strike Price $114.00                                             (109)             (128)
   December 2008 U.S.10 Year
      Treasury Note Call, Expires 11/24/08,
      Strike Price $115.50                                             (115)             (185)
   December 2008 10 Year
      Treasury Note Put, Expires 11/24/08,
      Strike Price $108.00                                             (173)              (46)
   December 2008 U.S. 10 Year
      Treasury Note Put, Expires 11/24/08,
      Strike Price $112.00                                             (100)             (136)
   December 2008 U.S. 10 Year
      Treasury Note Put, Expires 11/25/08,
      Strike Price $116.50                                             (100)             (311)
   November 2008 U.S. 5 Year
      Treasury, Note Put, Expires 10/27/08,
      Strike Price $112.00                                             (108)             (104)
   December 2008 U.S. 10 Year
      Treasury Note Put, Expires 11/24/08,
      Strike Price $112.50                                             (108)             (120)
   November 2008 U.S. 5 Year
      Treasury Note Call, Expires 10/27/08,
      Strike Price $116.00                                             (108)              (16)
   December 2008 U.S. 30 Year
      Treasury Bond Call, Expires 11/24/08,
      Strike Price $122.00                                              (80)              (83)
   December 2008 U.S. 10 Year
      Treasury Note Call, Expires 11/24/08,
      Strike Price $117.50                                             (221)             (206)

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                              Contracts/
                                                            Notional Amount     Market Value
Description                                                   (Thousands)      ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   December 2008 U.S. 30 Year
      Treasury Bond Put, Expires 11/22/08,
      Strike Price $118.00                                             (240)  $          (195)
   March 2009 90 day Euro Call,
      Expires 03/17/09,
      Strike Price $97.50                                              (107)              (54)
   June 2009 90 Day Euro Call,
      Expires 06/16/09,
      Strike Price $96.75                                               (99)              (94)
   December 2008 U.S. 10 Year
      Treasury Note Call, Expires 11/21/08,
      Strike Price $118.00                                             (120)             (376)
   December 2008 U.S. 10 Year
      Treasury Note Call, Expires 12/31/08,
      Strike Price $119.00                                             (178)             (108)
   December 2008 U.S. 10 Year
      Treasury Note Call, Expires 11/24/08,
      Strike Price $120.00                                              (89)              (39)
   December 2008 U.S. 10 Year
      Treasury Note Put, Expires 12/31/08,
      Strike Price $114.00                                             (134)             (228)
   December 2008 U.S. 10 Year
      Treasury Note Put, Expires 11/25/08,
      Strike Price $113.00                                              (89)             (114)
   December 2008 U.S. 30 Year
      Treasury Bond Call, Expires 11/24/08,
      Strike Price $123.00                                              (80)              (68)
   December 2008 U.S. 10 Year
      Treasury Note Put, Expires 11/25/08,
      Strike Price $112.00                                             (178)             (170)
   December 2008 U.S. 10 Year
      Treasury Note Put, Expires 11/25/08,
      Strike Price $115.00                                             (286)             (629)
   December 2008 U.S. 10 Treasury
      Note Call, Expires 11/24/08,
      Strike Price $117.00                                             (160)             (173)
                                                                              ---------------
Total Written Options
   (Premiums Received $(2,347)) ($ Thousands)                                          (3,646)
                                                                              ---------------
WRITTEN SWAPTION -- (0.1)%
   U.S. Swaption Call, Merrill Lynch*                               (33,000)           (2,125)
                                                                              ---------------
Total Written Swaption
   (Premiums Received $(719)) ($ Thousands)                                            (2,125)
                                                                              ---------------

A summary of the open futures contracts held by the Fund at September 30, 2008, is as follows (see Note 2 in Notes to Financial Statements):

                                                         UNREALIZED
                            NUMBER OF                  APPRECIATION
TYPE OF                     CONTRACTS    EXPIRATION   (DEPRECIATION)
CONTRACT                  LONG (SHORT)      DATE       ($ THOUSANDS)
--------                  ------------   ----------   --------------
10-Year Swap                   (344)      Dec-2008        $  701
90-Day Euro$                     73       Dec-2008           (67)
90-Day Euro$                  1,008       Mar-2009           284
90-Day Euro$                    373       Jun-2009         1,555
90-Day Euro$                    201       Sep-2009           823
90-Day Euro$                     64       Dec-2009           258
90-Day Euro$                     59       Mar-2010           144
90-Day Euro$                   (282)      Jun-2010          (762)
90-Day Euro$                    (14)      Sep-2010           (12)
90-Day Euro$                     (6)      Dec-2010             7
90-Day Euro$                    (22)      Mar-2011           (26)
90-Day Euro$                    (22)      Jun-2011           (24)
90-Day Sterling                 131       Mar-2009           299
Euro-Bond                       108       Dec-2008           (20)
U.S. 10-Year Note            (1,344)      Dec-2008         1,492
U.S. 2-Year Note              1,642       Dec-2008         2,034
U.S. 5-Year Note              2,869       Dec-2008         1,136
U.S. Long Treasury Bond        (195)      Dec-2008           115
                                                          ------
                                                          $7,937
                                                          ======

A summary of the outstanding forward foreign currency contracts held by the Fund at September 30, 2008, is as follows (see Note 2 in Notes to Financial Statements):

                     CURRENCY            CURRENCY     UNREALIZED
SETTLEMENT          TO DELIVER          TO RECEIVE   APPRECIATION
DATE               (THOUSANDS)         (THOUSANDS)   ($ THOUSANDS)
----------         -----------         -----------   -------------
11/5/08      EUR      20,545     USD       32,254        $3,305
11/5/08      GBP       6,740     USD       13,317         1,274
11/5/08      USD      18,577     JPY    1,981,542           204
                                                         ------
                                                         $4,783
                                                         ======

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

A summary of outstanding swap agreements held by the Fund at September 30, 2008, is as follows (see Note 2 in Notes to Financial Statements):

                              CREDIT DEFAULT SWAPS

                                                                                                                   NET UNREALIZED
                                                                                 (PAYS)/                NOTIONAL    APPRECIATION
                                                                      BUY/SELL  RECEIVES TERMINATION     AMOUNT    (DEPRECIATION)
COUNTERPARTY                      REFERENCE ENTITY/OBLIGATION        PROTECTION   RATE       DATE    ($ THOUSANDS)  ($ THOUSANDS)
------------               ----------------------------------------- ---------- -------- ----------- ------------- --------------
Citigroup                  ABX.HE.AA 07-1 Index                         Sell      0.15%    08/25/37     $   975        $  (677)
Citigroup                  ABX.HE.AA 07-1 Index                         Sell      0.15     08/25/37         985           (640)
JPMorgan Chase Bank        ABX.HE.AA 07-2 Index                         Sell      1.92     01/25/38         985           (714)
JPMorgan Chase Bank        ABX.HE.AA 07-2 Index                         Sell      1.92     01/25/38       1,960         (1,326)
JPMorgan Chase Bank        ABX.HE.AA 07-2 Index                         Sell      1.92     01/25/38       3,435         (2,212)
Credit Suisse First Boston ABX.HE.AAa 06-1 Index                        Sell      0.09     08/25/37       2,000            174
Citigroup                  ABX.HE.AAa 06-2 Index                        Sell      0.11     05/25/46       1,350             89
Credit Suisse First Boston ABX.HE.AAa 06-2 Index                        Sell      0.17     05/25/46       2,550            114
Greenwich Capital Markets  ABX.HE.AAa 06-2 Index                        Sell      0.17     05/25/46       2,000             90
Goldman Sachs              ABX.HE.AAa 06-2 Index                        Sell      0.17     05/25/46       2,500            106
Credit Suisse First Boston ABX.HE.AAa 06-2 Index                        Sell      0.17     05/25/46       3,500            130
Morgan Stanley             ABX.HE.AAa 07-1 Index                        Sell      0.09     08/25/37       1,700             45
Morgan Stanley             ABX.HE.AAa 07-1 Index                        Sell      0.09     08/25/37       3,800            135
Goldman Sachs              ABX.HE.AAa 07-1 Index                        Sell      0.09     08/25/37       2,700             96
Citigroup                  ABX.HE.AAa 07-1 Index                        Sell      0.09     08/25/37       5,795         (1,766)
Barclays                   ABX.HE.AAa 07-2 Index                        Sell      0.76     01/25/38       4,500           (120)
Morgan Stanley             ABX.HE.AAa 07-2 Index                        Sell      0.76     01/25/38       2,000            (90)
Morgan Stanley             ABX.HE.AAa 07-2 Index                        Sell      0.76     01/25/38       1,000            (40)
Greenwich Capital Markets  ABX.HE.AAa 07-2 Index                        Sell      0.76     01/25/38       1,450             62
Goldman Sachs              ABX.HE.AAa 07-2 Index                        Sell      0.76     01/25/38       1,300             56
Credit Suisse First Boston ABX.HE.AAa 07-2 Index                        Sell      0.76     01/25/38       2,900            161
Barclays                   ABX.HE.AAa 07-2 Index                        Sell      0.76     01/25/38       2,500            151
Citigroup                  ABX.HE.BBB 07-2 Index                        Sell      5.00     01/25/38       1,750           (609)
Bank Of America            Alcan Inc., 4.875%, 09/15/12                  Buy     (0.35)    12/20/13       2,125              5
Bank Of America            Alcan Inc., 4.875%, 09/15/12                  Buy     (0.32)    03/20/14       1,800              7
Goldman Sachs              Anheuser-Busch Cos Inc., 5.625%, 10/01/10     Buy     (1.08)    09/20/13       2,000             (3)
Barclays                   Anheuser-Busch Cos Inc., 5.625%, 10/01/10     Buy     (1.08)    09/20/13       2,500             (4)
JPMorgan Chase Bank        Autozone Inc., 5.875%, 10/15/20               Buy     (0.46)    12/20/11       2,125             17
Bank Of America            Autozone Inc., 5.875%, 10/15/20               Buy     (0.44)    12/20/11       2,125             18
Bank Of America            Black & Decker Corp., 7.125%, 06/01/11        Buy     (0.55)    12/20/11       2,125             30
JPMorgan Chase Bank        Black & Decker Corp., 7.125%, 06/01/11        Buy     (0.55)    12/20/11       2,125             30
Goldman Sachs              Borgwarner Inc., 6.50%, 02/15/09              Buy     (0.66)    03/20/13       4,250             28
Goldman Sachs              Borgwarner Inc., 6.50%, 02/15/09              Buy     (0.80)    03/20/13       2,250              2
Bank Of America            Campbell Soup Co., 4.875%, 10/01/13           Buy     (0.20)    06/20/14       2,775             13
JPMorgan Chase Bank        Carnival Corp., 6.65%, 1/15/28                Buy     (0.22)    06/20/12       1,600             46
Goldman Sachs              CDX.NA.LG.9 Index                            Sell      0.60     12/20/12       8,250           (175)
Bank Of America            CDX.NA.LG.9 Index                            Sell      0.60     12/20/12       4,500           (113)
Goldman Sachs              CDX.NA.LG.9 Index                            Sell      0.60     12/20/12      32,375           (983)
Merrill Lynch              Centex Corp., 5.25%, 06/15/15                 Buy     (3.56)    12/20/12       1,350             40
Merrill Lynch              Centex Corp., 5.25%, 06/15/15                 Buy     (3.65)    12/20/12         925             25
Goldman Sachs              Centurytel Inc., 6.00%, 04/01/17              Buy     (1.10)    03/20/13       4,500             63
Bank Of America            Computer Science Corp., 5.0%, 02/15/13        Buy     (0.65)    06/20/13       4,000             (7)
Deutsche Bank              CTX, 5.125%, 06/15/15                         Buy     (4.40)    12/20/13         125             --
Citigroup                  Darden Restaurants Inc., 7.125%, 02/01/16     Buy     (2.40)    03/20/15         800            (18)
Deutsche Bank              Darden Restaurants Inc., 7.125%, 02/01/16     Buy     (2.25)    03/20/13         400             (7)
Morgan Stanley             Darden Restaurants Inc., 7.125%, 02/01/16     Buy     (2.25)    03/20/13         400             (7)
Bank Of America            Darden Restaurants Inc., 7.125%, 02/01/16     Buy     (0.45)    12/20/11       2,250             81
JPMorgan Chase Bank        Dow Chemical Inc., 6.00%, 10/01/12            Buy     (0.26)    12/20/13       2,125             58
Merrill Lynch              Dow Chemical Inc., 6.00%, 10/01/12            Buy     (0.25)    12/20/13       2,125             59
Bank Of America            Gap Inc., 8.80%, 12/15/08                     Buy     (1.18)    12/20/11       2,125            (29)
JPMorgan Chase Bank        Gap Inc., 8.80%, 12/15/08                     Buy     (1.18)    12/20/11       2,250            (31)
JPMorgan Chase Bank        Goldman Sachs Group Inc., 6.60%, 12/20/12     Buy     (0.74)    12/20/12       3,150            416
Barclays                   Goldman Sachs Group Inc., 6.60%, 12/20/12     Buy     (0.75)    12/20/12         200             26
JPMorgan Chase Bank        Hasbro Inc., 2.75%, 12/01/21                  Buy     (0.39)    12/20/11       2,250             46
Bank Of America            Johnson Controls Inc., 7.125%, 07/15/17       Buy     (0.39)    12/20/13       2,125            107
Bank Of America            Johnson Controls Inc., 7.125%, 07/15/17       Buy     (0.37)    12/20/13       2,125            109
JPMorgan Chase Bank        Jones Apparel Group., 5.125%, 11/15/14        Buy     (0.77)    12/20/11       2,250            135
Merrill Lynch              Kroger Co. 5.50%, 02/01/13                    Buy     (0.64)    03/20/13       4,500            (15)
Bank Of America            Lowes Companies Inc., 8.25%, 06/01/10         Buy     (0.95)    03/20/13       3,000            (36)
Bank Of America            Lowes Companies Inc., 8.25%, 06/01/10         Buy     (0.60)    09/20/13       3,250             15
Merrill Lynch              Lowes Companies Inc., 8.25%, 06/01/10         Buy     (0.13)    12/20/11       2,250             30
Merrill Lynch              Lubrizol Corp., 7.25%, 06/15/25               Buy     (0.45)    12/20/11       2,125             12
JPMorgan Chase Bank        Lubrizol Corp., 7.25%, 06/15/35               Buy     (0.45)    12/20/11       2,125             12
Bank Of America            Lubrizol Corp., 7.25%, 06/15/25               Buy     (0.81)    09/20/13       1,250             --
Bank Of America            Masco Corp., 5.875%, 07/15/12                 Buy     (0.73)    12/20/13       2,250            191
Merrill Lynch              MDC Holdings Inc., 5.50%, 05/15/13            Buy     (0.90)    12/20/11       2,250             47
Bank Of America            Meadwestavaco Corp., 6.85%, 04/01/12          Buy     (0.48)    12/20/11       2,250             63
Bank Of America            MGIC Investment Corp., 6.00%, 11/01/15        Buy     (0.35)    12/20/13       2,125            713
JPMorgan Chase Bank        MGIC Investment Corp., 6.00%, 11/01/15        Buy     (0.35)    12/20/13       2,125            801
JPMorgan Chase Bank        Morgan Stanley, 6.60% 04/01/12                Buy     (0.91)    12/20/12       2,200            512
Goldman Sachs              Motorola Inc., 6.50%, 09/01/25                Buy     (1.93)    03/20/13       1,200             29

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                                                                   NET UNREALIZED
                                                                                 (PAYS)/                NOTIONAL    APPRECIATION
                                                                      BUY/SELL  RECEIVES TERMINATION     AMOUNT    (DEPRECIATION)
COUNTERPARTY                      REFERENCE ENTITY/OBLIGATION        PROTECTION   RATE       DATE    ($ THOUSANDS)  ($ THOUSANDS)
------------               ----------------------------------------- ---------- -------- ----------- ------------- --------------
JPMorgan Chase Bank        Nordstrom Inc., 6.95%, 03/15/28               Buy     (0.28)%   12/20/13      $2,125        $   116
Merrill Lynch              Nordstrom Inc., 6.95%, 03/15/28               Buy     (0.28)    12/20/13       2,125            116
JPMorgan Chase Bank        Nucor Coro., 4.875%, 10/01/12                 Buy     (0.22)    12/20/11       2,125             31
Bank Of America            Nucor Corp., 4.875%, 10/01/12                 Buy     (0.22)    12/20/11       2,125             31
Bank Of America            Pitney Bowes Inc., 4.625%, 10/01/12           Buy     (0.14)    12/20/11       4,500             53
Bank Of America            PMI Group Inc., 6.00%, 09/15/16               Buy     (0.35)    12/20/13       2,125            801
JPMorgan Chase Bank        PMI Group Inc., 6.00%, 09/15/16               Buy     (0.35)    12/20/13       2,125            713
JPMorgan Chase Bank        PPG Industries Inc., 7.05%, 08/15/09          Buy     (0.20)    12/20/11       2,250             39
Deutsche Bank              Pulte Homes Inc, 5.25% 01/15/14               Buy     (4.00)    03/20/15       1,500           (133)
Deutsche Bank              Pulte Homes Inc, 5.25% 01/15/14               Buy     (4.62)    03/20/13       1,500           (123)
Citigroup                  Pulte Homes Inc, 5.25% 01/15/14               Buy     (3.88)    12/20/12       2,200           (112)
Citigroup                  Pulte Homes Inc, 5.25% 01/15/14               Buy     (3.91)    12/20/12       1,150            (60)
JPMorgan Chase Bank        Radian Group Inc., 7.75%, 06/01/11            Buy     (0.39)    12/20/13       2,250             17
Bank Of America            Radian Group Inc., 7.75%, 06/01/11            Buy     (0.39)    12/20/13       2,125          1,120
Merrill Lynch              RR Donnelley & Sons, 4.95%, 04/01/14          Buy     (0.69)    12/20/11       2,250             55
Bank Of America            Safeway Inc., 5.80%, 08/15/12                 Buy     (0.59)    03/20/13       3,750              3
JPMorgan Chase Bank        Safeway Inc., 5.80%, 08/15/12                 Buy     (0.64)    03/20/13       3,500             (4)
Bank Of America            Southwest Airlines Co., 6.50%, 03/01/12       Buy     (1.40)    06/20/13       1,500              5
Merrill Lynch              Southwest Airlines Co., 6.50%, 03/01/12       Buy     (0.27)    12/20/11       2,125             58
JPMorgan Chase Bank        Southwest Airlines Co., 6.50%, 03/01/12       Buy     (0.27)    12/20/11       2,250             61
Bank Of America            The Limited Inc., 6.125%, 12/01/12            Buy     (0.48)    12/20/11       2,250            143
Bank Of America            TJX Companies Inc., 7.45%, 12/15/09           Buy     (0.19)    12/20/11       2,250             15
Merrill Lynch              Toll Brothers, 6.875%, 11/15/12               Buy     (2.83)    12/20/12       1,435            (22)
Merrill Lynch              Toll Brothers, 6.875%, 11/15/12               Buy     (2.78)    12/20/12       2,450            (33)
Citigroup                  Toll Brothers, 6.875%, 11/15/12               Buy     (2.83)    12/20/12       1,000            (15)
Merrill Lynch              Weyerhaeuser Company, 6.75%, 03/15/12         Buy     (0.45)    03/20/12       2,125             76
Goldman Sachs              Whirlpool Corp., 7.75%, 07/15/16              Buy     (1.02)    09/20/13       1,500              7
JPMorgan Chase Bank        Whirlpool Corp., 7.75%, 07/15/16              Buy     (0.34)    12/20/11       2,250             39
                                                                                                                       -------
                                                                                                                       $(1,430)
                                                                                                                       =======

                               INTEREST RATE SWAPS

                                                                                          NET UNREALIZED
                                                                                           APPRECIATION
                                                          TERMINATION   NOTIONAL AMOUNT   (DEPRECIATION)
COUNTERPARTY             FUND PAYS       FUND RECEIVES        DATE       ($ THOUSANDS)     ($ THOUSANDS)
------------          ---------------   ---------------   -----------   ---------------   --------------
JPMorgan Chase Bank       4.6975%        3-month LIBOR      09/26/19        $12,230           $ (12)
Deutsche Bank               4.44        6-month EURIBOR     04/14/18         11,300             305
Citigroup                   4.97         3-month LIBOR      06/11/19          9,250            (254)
Citigroup                  5.0575        3-month LIBOR      06/10/19          5,550            (191)
Deutsche Bank          3-month LIBOR           4.40%        05/31/12          9,091             268
Citigroup              3-month LIBOR         4.2063         06/11/11         37,970             314
Citigroup              3-month LIBOR         4.2275         06/10/11         22,780             199
Citigroup              3-month LIBOR           4.04         12/15/10          7,360             169
JPMorgan Chase Bank    3-month LIBOR           4.03         09/26/11         50,210              48
Merrill Lynch          3-month LIBOR        3.40123         02/26/13          4,556            (106)
Merrill Lynch          3-month LIBOR        3.70058         02/27/09          9,086             (99)
Merrill Lynch          3-month LIBOR           3.95         12/15/10         21,760             453
Deutsche Bank         6-month EURIBOR         4.253         04/14/10         54,500            (560)
Deutsche Bank         6-month EURIBOR         4.464         05/12/10          4,300             (20)
                                                                                              -----
                                                                                              $ 514
                                                                                              =====

                               TOTAL RETURN SWAPS

                                                                                                                  NET UNREALIZED
                                                                                                        NOTIONAL   APPRECIATION
                                                                                          TERMINATION    AMOUNT   (DEPRECIATION)
COUNTERPARTY     REFERENCE ENTITY/OBLIGATION         FUND PAYS           FUND RECEIVES        DATE    (THOUSANDS)  ($ THOUSANDS)
------------    ----------------------------- ---------------------- -------------------- ----------- ----------- --------------
Bank Of America BAS AAA 10YR CMBS Daily Index Negative Spread Return Initial Index Spread   10/31/08
                                                                     Minus 10 bps                       $20,000      $(1,529)
Bank Of America BAS AAA 10YR CMBS Daily Index Negative Spread Return Initial Index Spread   01/30/09
                                                                     Minus 95 bps                        20,000       (1,530)
                                                                                                                     -------
                                                                                                                     $(3,059)
                                                                                                                     =======

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Concluded)

September 30, 2008

Description

Percentages are based on a Net Assets of $3,694,723 ($ Thousands).

*    Non-income producing security.

**   Rate shown is the 7-day effective yield as of September 30, 2008.

+    Investment in Affiliated Security (see Note 3).

++   Real Estate Investment Trust

(A) This security or a partial position of this security is on loan at September 30, 2008. The total value of securities on loan at September 30, 2008 was $187,345 ($ Thousands).

(B) Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(C) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effects as of September 30, 2008. The date reported on the Schedule of Investments is the next reset date.

(D) Securities considered illiquid. The total value of such securities as of September 30, 2008 was $1,150 ($ Thousands) and represented 0.03% of Net Assets.

(E) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the board of Trustees.

(F)  Security in default on interest payments.

(G)  Pre-Refunded Security -- The maturity date shown is the pre-refunded date.

(H) This security was purchased with cash collateral held from securities on loan (see Note 7) The total value of such securities as of September 30, 2008 was $208,795 ($ Thousands).

(I) Security considered restricted. The total value of such securities as of September 30, 2008 was $1,952 ($ Thousands) and represented 0.05% of Net Assets.

(J) Security, or portion thereof has been pledged as collateral on open futures contracts.

(K) Security, or portion thereof has been pledged as collateral on written options.

ABS    -- Asset-Based Security
ARM    -- Adjustable Rate Mortgage
CDO    -- Collateralized Debt Obligation
Cl     -- Class
CMO    -- Collateralized Mortgage Obligation
EUR    -- Euro
FHLB   -- Federal Home Loan Bank
FHLMC  -- Federal Home Loan Mortgage Corporation
FNMA   -- Federal National Mortgage Association
GNMA   -- Government National Mortgage Association
GO     -- General Obligation
IO     -- Interest Only -- face amount represents notional amount
LLC    -- Limited Liability Company
L.P.   -- Limited Partnership
MTN    -- Medium Term Note
PLC    -- Public Limited Company
PO     -- Principal Only
RB     -- Revenue Bond
Ser    -- Series
STRIPS -- Separately Traded Registered Interest and Principal Securities
TBA    -- To Be Announced
TIPS   -- Treasury Inflation Protected Security

Amounts designated as "--" are $0 or have been rounded to $0

The accompanying notes are an integral part of the financial statements.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

High Yield Bond Fund

September 30, 2008

SECTOR WEIGHTINGS# (UNAUDITED):

                              (PERFORMANCE GRAPH)

Consumer Discretionary            20.3%
Affiliated Partnership            10.8%
Energy                             9.7%
Loan Participations                8.2%
Materials                          7.2%
Telecommunication Services         7.1%
Financials                         7.0%
Industrials                        6.3%
Collateralized Debt Obligations    5.1%
Health Care                        4.9%
Information Technology             3.9%
Short-Term Investment              3.2%
Utilities                          3.1%
Consumer Staples                   2.5%
Preferred Stock                    0.4%
Common Stock                       0.2%
Convertible Bonds                  0.1%
Warrant                            0.0%

# Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 7).

                                                              Face Amount      Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
CORPORATE OBLIGATIONS -- 80.3%
CONSUMER DISCRETIONARY -- 22.6%
   Adelphia Communications
      (Escrow Security)
         10.250%, 06/15/11                                  $           150   $             6
         0.000%, 01/15/09                                               225                 9
   Adelphia Communications
      (Escrow Security), Ser B
         0.000%, 02/15/04                                                25                 1
   American Greetings
         7.375%, 06/01/16                                               600               546
   AmeriGas Partners
         7.125%, 05/20/16                                               385               345
   Amscan Holdings
         8.750%, 05/01/14                                             1,185               960
   ArvinMeritor
         8.750%, 03/01/12                                             2,165             1,819
   Asbury Automotive Group
         7.625%, 03/15/17                                               150                96
   Ashtead Capital
         9.000%, 08/15/16 (A)                                         1,860             1,600
   Ashtead Holdings PLC
         8.625%, 08/01/15 (A) (B)                                       225               194
   AutoNation
         4.791%, 10/15/08 (C)                                           930               784
   Avis Budget Car Rental
         7.750%, 05/15/16                                                50                31
         5.304%, 11/17/08 (C)                                           965               593
   Bausch & Lomb
         9.875%, 11/01/15 (A)                                         1,720             1,634
   Beazer Homes USA
         8.625%, 05/15/11                                               270               219
         6.875%, 07/15/15 (B)                                         2,155             1,336
   Blockbuster
         9.000%, 09/01/12 (B)                                         2,125             1,519

                                                              Face Amount      Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Bonten Media Acquisition
         9.000%, 06/01/15 (A)                               $           275   $           162
   Boyd Gaming
         7.125%, 02/01/16                                             1,650             1,143
         6.750%, 04/15/14 (B)                                         1,350               969
   Broder Brothers, Ser B
         11.250%, 10/15/10 (B)                                        1,260               655
   Brown Shoe
         8.750%, 05/01/12                                             1,100             1,067
   Burlington Coat Factory Warehouse
         11.125%, 04/15/14 (B)                                          950               525
   Cablevision Systems, Ser B
         8.334%, 04/01/09 (C)                                           375               370
   Caesars Entertainment
         7.875%, 03/15/10 (B)                                         1,075               836
   Carrols
         9.000%, 01/15/13                                             1,245               896
   CBS
         7.700%, 07/30/10                                             3,000             3,080
   CCH I Holdings LLC
         11.750%, 05/15/14 (B)                                          150                58
         11.125%, 01/15/14                                              800               278
         11.000%, 10/01/15                                              175               114
         11.000%, 10/01/15 (B)                                        6,046             3,989
         10.000%, 05/15/14                                              300               111
         9.920%, 04/01/14 (B)                                           350               130
   CCH II LLC
         10.250%, 09/15/10                                              200               179
         10.250%, 09/15/10 (B)                                        1,535             1,382
   CCO Holdings LLC
         8.750%, 11/15/13 (B)                                         4,070             3,540
   Centex
         5.125%, 10/01/13                                               275               217
         4.550%, 11/01/10                                               160               142
   Charter Communications Operating
         10.875%, 09/15/14 (A) (B)                                    1,950             1,892
   Choctaw Resort Development Enterprise
         7.250%, 11/15/19 (A)                                         1,032               774
   Cinemark
         11.991%, 03/15/09 (D)                                          450               433
   Claire's Stores
         10.500%, 06/01/17 (B)                                          400               134
         9.625%, 06/01/15                                             2,135               587
         9.250%, 06/01/15 (B)                                           625               259
   Clear Channel Communications
         10.750%, 08/01/16 (A)                                          365               190
   Community Health Systems
         8.875%, 07/15/15                                             4,845             4,603
   Cooper-Standard Automotive
         8.375%, 12/15/14                                               550               347
   Couche-Tard US
         7.500%, 12/15/13                                             4,508             4,146

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                                      187

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   COX Communications
         7.875%, 08/15/09                                   $         1,140   $         1,143
   COX Enterprises
         7.375%, 06/15/09 (A)                                         2,900             2,896
   CSC Holdings
         8.500%, 06/15/15 (A) (B)                                       255               237
         8.125%, 07/15/09                                             3,300             3,267
   Dana
         0.000%, 03/15/28                                               200                 5
         0.000%, 03/01/29                                               850                21
         0.000%, 03/01/09                                               350                 9
   Delphi
         7.125%, 05/01/29 (E)                                           875               105
         6.500%, 05/01/09 (B) (E)                                       750                90
   Denny's
         10.000%, 10/01/12                                               65                59
   Dex Media
         9.962%, 11/15/13 (B) (D)                                     3,680             1,693
         8.000%, 11/15/13                                               250               115
   Dex Media West, Ser B
         9.875%, 08/15/13                                             4,755             2,948
         8.500%, 08/15/10                                             3,250             2,868
   DirecTV Holdings
         7.625%, 05/15/16 (A)                                         1,785             1,615
         6.375%, 06/15/15                                             4,765             4,192
   Dollar General
         10.625%, 07/15/15 (B)                                          960               946
   DR Horton
         6.000%, 04/15/11                                               745               667
   Echostar DBS
         7.750%, 05/31/15                                             4,780             4,050
         7.125%, 02/01/16                                             4,250             3,411
         6.625%, 10/01/14                                               600               482
         5.750%, 10/01/08                                             3,765             3,765
   Education Management
         8.750%, 06/01/14                                               150               125
   El Dorado Casino Shreveport PIK
         10.000%, 08/01/12 (B)                                        1,193             1,151
   Expedia
         8.500%, 07/01/16 (A)                                           690               621
   Eye Care Centers of America
         10.750%, 02/15/15                                              700               725
   Fontainebleau Las Vegas Holdings
         10.250%, 06/15/15 (A)                                        4,150             1,162
   Ford Motor
         7.450%, 07/16/31 (B)                                         1,755               755
         6.500%, 08/01/18                                             2,775             1,138
         4.250%, 12/15/36                                               125                82
   GameStop
         8.000%, 10/01/12                                             1,220             1,226

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Gaylord Entertainment
         8.000%, 11/15/13                                   $           995   $           866
         6.750%, 11/15/14                                               180               151
   General Motors
         8.375%, 07/15/33 (B)                                         2,445               978
         8.250%, 07/15/23 (B)                                         5,000             1,962
         7.700%, 04/15/16                                             1,112               445
         7.200%, 01/15/11 (B)                                         1,690               993
         7.125%, 07/15/13 (B)                                         2,855             1,313
   General Motors Nova Scotia Finance
         6.850%, 10/15/08                                             4,350             4,306
   General Nutrition Centers PIK
         7.584%, 03/15/09 (C)                                           575               479
   Goodyear Tire & Rubber
         9.000%, 07/01/15 (B)                                           655               648
         8.625%, 12/01/11                                               837               829
         7.857%, 08/15/11                                               725               705
   Great Canadian Gaming
         7.250%, 02/15/15 (A) (B)                                       300               270
   Group 1 Automotive
         8.250%, 08/15/13                                               200               182
   Hanesbrands, Ser B
         6.508%, 12/15/08 (C)                                         3,795             3,150
   Harrah's Operating
         10.750%, 02/01/16 (A)                                        4,060             2,071
         8.000%, 02/01/11                                               675               511
         5.500%, 07/01/10                                               470               353
   Herbst Gaming
         8.125%, 06/01/12 (E)                                         1,050                53
         7.000%, 11/15/14 (B) (E)                                     1,000                50
   Hertz
         8.875%, 01/01/14                                             3,810             3,286
   Idearc
         8.000%, 11/15/16                                             1,580               431
   Indianapolis Downs & Capital
         11.000%, 11/01/12 (A) (B)                                    1,350               918
   Inn of the Mountain Gods Resort
      & Casino
         12.000%, 11/15/10                                              275               187
   Jarden
         7.500%, 05/01/17 (B)                                         5,515             4,591
   Lamar Media
         7.250%, 01/01/13 (B)                                         2,850             2,579
         6.625%, 08/15/15 (B)                                         2,680             2,218
         6.625%, 08/15/15                                               475               393
   Lamar Media, Ser B
         6.625%, 08/15/15                                                25                21
   Laureate Education
         10.000%, 08/15/15 (A) (B)                                      525               446
   LBI Media
         9.471%, 10/15/13 (D)                                           675               506
         8.500%, 08/01/17 (A)                                           195               129

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Lear
         8.750%, 12/01/16                                   $           975   $           678
   Leslie's Poolmart
         7.750%, 02/01/13                                               550               465
   Levi Strauss
         9.750%, 01/15/15                                               287               240
   Liberty Media
         7.875%, 07/15/09                                             3,050             3,059
   LIN Television
         6.500%, 05/15/13                                               520               406
         6.500%, 05/15/13 (B)                                         2,500             1,950
   M/I Homes
         6.875%, 04/01/12                                               290               232
   Majestic Holdings LLC
         2.880%, 10/15/11 (A) (D)                                        50                 1
   MediMedia USA
         11.375%, 11/15/14 (A)                                          775               760
   MGM Mirage
         8.375%, 02/01/11 (B)                                         1,025               838
         7.500%, 06/01/16 (B)                                         6,170             4,503
         6.875%, 04/01/16                                             3,010             2,189
         6.750%, 09/01/12                                             1,000               783
         6.750%, 04/01/13                                             2,450             1,910
         6.000%, 10/01/09                                             1,250             1,169
         5.875%, 02/27/14                                             1,485             1,073
   Michaels Stores
         11.375%, 11/01/16                                              150                71
         10.000%, 11/01/14 (B)                                          625               394
   Mohegan Tribal Gaming Authority
         6.875%, 02/15/15 (B)                                         1,025               707
         6.125%, 02/15/13 (B)                                           325               270
   Neff
         10.000%, 06/01/15 (B)                                        1,450               435
   Neiman-Marcus Group PIK
         9.000%, 10/15/15                                             2,995             2,508
   Neiman-Marcus Group
         10.375%, 10/15/15 (B)                                        1,315             1,101
   Nexstar Broadcasting
         7.000%, 01/15/14 (B)                                         2,250             1,688
   OSI Restaurant Partners
         10.000%, 06/15/15 (B)                                          800               356
   Penhall International
         12.000%, 08/01/14 (A)                                        1,850             1,277
   Penn National Gaming
         6.750%, 03/01/15                                             3,285             2,890
   Penske Auto Group
         7.750%, 12/15/16                                             2,000             1,430
   Perry Ellis International, Ser B
         8.875%, 09/15/13                                             1,326             1,167
   Pinnacle Entertainment
         8.750%, 10/01/13                                               405               388
         8.250%, 03/15/12                                               125               121

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Pokagon Gaming Authority
         10.375%, 06/15/14 (A)                              $           955   $           967
   Quebecor Media
         7.750%, 03/15/16                                               950               831
         7.750%, 03/15/16                                             4,955             4,335
   Rent-A-Center, Ser B
         7.500%, 05/01/10 (B)                                         3,125             3,055
   Rental Services
         9.500%, 12/01/14 (B)                                         3,220             2,439
   RH Donnelley
         11.750%, 05/15/15 (A)                                        1,126               687
         8.875%, 10/15/17 (B)                                         3,750             1,275
   RH Donnelley, Ser A-1
         6.875%, 01/15/13                                               850               332
   RH Donnelley, Ser A-2
         6.875%, 01/15/13                                               250                98
   RH Donnelley, Ser A-3
         8.875%, 01/15/16                                                75                26
   RJ Tower
         12.000%, 06/01/13 (B) (E)                                      172                --
   Royal Caribbean Cruises
         7.250%, 06/15/16                                               955               793
         7.000%, 06/15/13 (B)                                           610               525
   Ryland Group
         6.875%, 06/15/13                                               355               296
         5.375%, 05/15/12                                               425               346
   Sally Holdings LLC
         10.500%, 11/15/16 (B)                                          530               504
         9.250%, 11/15/14 (B)                                         2,950             2,780
   Sealy Mattress
         8.250%, 06/15/14 (B)                                         4,576             3,591
   Seminole Indian Tribe of Florida
         7.804%, 10/01/20 (A)                                           720               669
   Seneca Gaming
         7.250%, 05/01/12                                               125               109
   Service International
         7.375%, 10/01/14                                             1,527             1,389
         7.000%, 06/15/17                                             1,155               988
         6.750%, 04/01/15                                             1,105               964
         6.750%, 04/01/16                                             1,075               919
   SGS International
         12.000%, 12/15/13                                            1,400             1,134
   Shingle Springs Tribal Gaming Authority
         9.375%, 06/15/15 (A)                                           600               432
   Simmons
         13.423%, 12/15/14                                            5,625             3,150
         7.875%, 01/15/14                                             1,200               900
   Sinclair Broadcast Group
         8.000%, 03/15/12 (B)                                         2,000             1,930
         4.875%, 07/15/18 (A) (D)                                       450               408

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Six Flags
         9.625%, 06/01/14 (B)                               $           275   $           154
   Sonic Automotive, Ser B
         8.625%, 08/15/13                                             1,628             1,107
   Stanadyne Holdings
         10.249%, 08/15/09 (D)                                        1,575             1,150
   Stanadyne Holdings, Ser 1
         10.000%, 08/15/14                                              450               419
   Station Casinos
         6.875%, 03/01/16                                               125                35
         6.625%, 03/15/18                                             2,255               598
   Steinway Musical Instruments
         7.000%, 03/01/14 (A)                                         5,170             4,472
   Stewart Enterprises
         6.250%, 02/15/13                                             1,005               925
   Sun Media
         7.625%, 02/15/13                                             1,110             1,021
   Tenneco
         8.625%, 11/15/14 (B)                                         3,781             3,006
         8.125%, 11/15/15                                               330               282
   Toll
         8.250%, 02/01/11                                               700               676
         8.250%, 12/01/11                                             1,095             1,051
   Town Sports International
         3.578%, 02/01/14 (D)                                         1,092             1,018
   Travelport LLC
         11.875%, 09/01/16 (B)                                        4,915             3,527
         7.436%, 12/01/08 (C)                                         2,371             1,826
   TRW Automotive
         7.250%, 03/15/17 (A)                                         3,240             2,560
         7.000%, 03/15/14 (A)                                         2,350             1,939
   United Components
         9.375%, 06/15/13                                             1,290             1,071
   United Rentals North America
         7.750%, 11/15/13                                               100                76
         7.000%, 02/15/14                                             1,325               928
         6.500%, 02/15/12                                             1,805             1,507
   Universal City Florida Holding I
         8.375%, 05/01/10                                               100                97
         7.551%, 11/01/08 (C)                                         1,247             1,172
   Univision Communications
         9.750%, 03/15/15 (A) (B)                                       325               151
         7.850%, 07/15/11                                                80                62
   Vail Resorts
         6.750%, 02/15/14                                             3,060             2,868
   Vicorp Restaurants
         10.500%, 04/15/11 (E)                                          426                66
   Videotron
         9.125%, 04/15/18 (A)                                         1,105             1,116
         6.875%, 01/15/14                                             4,670             4,412
         6.375%, 12/15/15                                               420               370
   Visant Holding
         11.836%, 12/01/13 (B) (D)                                    5,995             5,424
         8.750%, 12/01/13                                             1,040               954

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Visteon
         12.250%, 12/31/16 (A) (B)                          $           234   $           140
         8.250%, 08/01/10 (B)                                           225               187
         7.000%, 03/10/14                                                25                10
   WMG Acquisition
         7.375%, 04/15/14                                               235               174
   Wynn Las Vegas Capital
         6.625%, 12/01/14                                             3,716             3,168
   XM Satellite Radio Holdings
         13.000%, 08/01/13 (A)                                          110                65
                                                                              ---------------
                                                                                      243,204
                                                                              ---------------
CONSUMER STAPLES -- 2.8%
   B & G Foods
         8.000%, 10/01/11                                               525               504
   Chiquita Brands International
         8.875%, 12/01/15                                             1,795             1,453
         7.500%, 11/01/14                                               290               223
   Constellation Brands
         8.375%, 12/15/14                                               580               574
         7.250%, 05/15/17 (B)                                         4,100             3,772
         7.250%, 09/01/16                                             4,525             4,164
   Del Monte
         8.625%, 12/15/12                                               250               248
         6.750%, 02/15/15                                             2,605             2,345
   Dole Food
         7.250%, 06/15/10                                               200               176
   Elizabeth Arden
         7.750%, 01/15/14                                             1,150             1,047
   Fleming
         10.125%, 04/01/08 (E)                                        1,025                31
         9.250%, 06/15/10 (E)                                           183                 5
   Merisant
         9.500%, 07/15/13 (B)                                         2,300             1,334
   Merisant Worldwide
         8.849%, 05/15/14 (D)                                         1,075               183
   Michael Foods
         8.000%, 11/15/13                                             2,765             2,681
   National Beef Packing
         10.500%, 08/01/11                                              470               468
   NBTY
         7.125%, 10/01/15                                             3,026             2,647
   Pantry
         7.750%, 02/15/14                                             2,325             1,796
   Rite Aid
         9.500%, 06/15/17 (B)                                         3,930             2,062
         9.375%, 12/15/15                                               525               276
         8.625%, 03/01/15                                               725               381
         7.700%, 02/15/27 (B)                                           150                59
         7.500%, 03/01/17 (B)                                         1,105               840
         6.875%, 08/15/13 (B)                                           100                45
         6.875%, 12/15/28 (A) (B)                                       375               135

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

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Smithfield Foods
         7.750%, 07/01/17                                   $           100   $            79
         7.750%, 05/15/13                                               225               189
         7.000%, 08/01/11                                               250               218
   Spectrum Brands
         7.375%, 02/01/15 (B)                                         1,733               745
   SuperValu
         7.500%, 11/15/14                                             1,425             1,382
   Tyson Foods
         7.350%, 04/01/16                                               380               314
                                                                              ---------------
                                                                                       30,376
                                                                              ---------------
ENERGY -- 10.8%
   Allis-Chalmers Energy
         9.000%, 01/15/14                                             3,442             3,097
         8.500%, 03/01/17                                               100                86
   Arch Western Finance
         6.750%, 07/01/13                                             6,265             5,888
   Atlas Energy Resources
         10.750%, 02/01/18 (A)                                        1,300             1,170
   Atlas Pipeline Partners
         8.125%, 12/15/15                                               375               345
   Aventine Renewable Energy Holdings
         10.000%, 04/01/17 (B)                                        2,750             1,458
   Brigham Exploration
         9.625%, 05/01/14                                               750               626
   Chaparral Energy
         8.875%, 02/01/17                                             2,000             1,580
         8.500%, 12/01/15                                               225               178
   Chesapeake Energy
         7.625%, 07/15/13                                               100                96
         7.500%, 06/15/14 (B)                                           806               772
         7.500%, 09/15/13                                             1,100             1,064
         7.250%, 12/15/18                                             1,075               989
         7.000%, 08/15/14                                               874               817
         6.875%, 01/15/16                                               450               411
         6.875%, 11/15/20                                               150               128
         6.500%, 08/15/17 (B)                                         2,235             1,956
   Cie Generale de Geophysique-Veritas
         7.750%, 05/15/17                                               660               627
         7.500%, 05/15/15                                               513               490
   Cimarex Energy
         7.125%, 05/01/17                                             1,650             1,518
   Colorado Interstate Gas
         6.800%, 11/15/15                                                88                83
   Compton Petroleum Finance
         7.625%, 12/01/13                                             1,245             1,092
   Connacher Oil and Gas
         10.250%, 12/15/15 (A)                                        1,085             1,042
   Copano Energy
         7.750%, 06/01/18 (A)                                         3,660             3,203

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Denbury Resources
         7.500%, 04/01/13                                   $         3,660   $         3,458
         7.500%, 12/15/15                                             2,225             2,047
   Dynegy Holdings
         8.375%, 05/01/16                                             1,425             1,240
         7.750%, 06/01/19                                             2,705             2,164
         7.500%, 06/01/15                                             3,140             2,653
   El Paso
         8.050%, 10/15/30                                               375               325
         7.875%, 06/15/12                                             1,345             1,324
         7.800%, 08/01/31                                             1,050               885
         7.420%, 02/15/37                                             1,225               976
         7.250%, 06/01/18 (B)                                         3,015             2,803
         7.000%, 06/15/17                                             1,320             1,179
         6.875%, 06/15/14                                               640               590
   El Paso Performance-Linked Trust
         7.750%, 07/15/11 (A)                                           725               734
   Encore Acquisition
         7.250%, 12/01/17                                               330               271
   Energy Partners
         9.750%, 04/15/14 (B)                                         1,585             1,165
         7.916%, 10/15/08 (C)                                           175               129
   Forest Oil
         8.000%, 12/15/11                                               785               785
         7.750%, 05/01/14                                               455               430
         7.250%, 06/15/19 (A)                                         1,190             1,017
   Frontier Oil
         8.500%, 09/15/16                                               325               313
         6.625%, 10/01/11                                               100                95
   Gulfmark Offshore
         7.750%, 07/15/14                                               875               823
   Helix Energy Solutions Group
         9.500%, 01/15/16 (A)                                         3,075             2,875
   Hilcorp Energy I
         9.000%, 06/01/16 (A)                                         1,245             1,133
         7.750%, 11/01/15 (A)                                         4,070             3,500
   Holly Energy Partners
         6.250%, 03/01/15                                             1,225               980
   International Coal Group
         10.250%, 07/15/14                                              815               727
   KCS Energy
         7.125%, 04/01/12                                             1,565             1,377
   Key Energy Services
         8.375%, 12/01/14 (A)                                           440               422
   Mariner Energy
         8.000%, 05/15/17                                               435               368
   MarkWest Energy Partners
         8.750%, 04/15/18                                             2,345             2,228
   MarkWest Energy Partners, Ser B
         8.500%, 07/15/16                                             1,800             1,701
         6.875%, 11/01/14                                             1,325             1,193


      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Massey Energy
         6.875%, 12/15/13                                   $           710   $           643
   Newfield Exploration
         7.125%, 05/15/18                                             1,700             1,479
         6.625%, 04/15/16                                             2,350             2,092
   OPTI Canada
         8.250%, 12/15/14                                             1,630             1,459
         7.875%, 12/15/14                                             1,125               996
   Pacific Energy Partners
         7.125%, 06/15/14                                               225               221
         6.250%, 09/15/15                                               100                94
   Parker Drilling
         9.625%, 10/01/13                                               236               229
   Peabody Energy
         7.375%, 11/01/16                                               375               360
   Peabody Energy, Ser B
         6.875%, 03/15/13                                             2,600             2,508
   PetroHawk Energy
         9.125%, 07/15/13                                             2,966             2,787
         7.875%, 06/01/15 (A)                                         2,280             1,984
   Petroleum Development
         12.000%, 02/15/18                                            1,570             1,507
   PetroProd
         10.850%, 05/24/13                                              800               664
   PHI
         7.125%, 04/15/13                                               125               111
   Plains Exploration & Production
         7.750%, 06/15/15                                               150               138
         7.625%, 06/01/18                                               635               562
         7.000%, 03/15/17                                             1,045               909
   Pride International
         7.375%, 07/15/14 (B)                                         2,469             2,358
   Quicksilver Resources
         8.250%, 08/01/15                                             1,825             1,670
         7.125%, 04/01/16                                               700               571
   Range Resources
         7.250%, 05/01/18                                               620               586
   Sabine Pass LNG
         7.250%, 11/30/13 (B)                                         1,400             1,106
   Sabine Pass LNG L.P.
         7.500%, 11/30/16                                               600               468
   SandRidge Energy
         8.625%, 04/01/15 (A)                                         1,050               940
         8.000%, 06/01/18 (A)                                         2,080             1,789
   Seitel
         9.750%, 02/15/14                                             2,700             2,201
   SESI
         6.875%, 06/01/14                                             1,000               870
   Sevan Marine
         9.250%, 12/20/11                                               500               450
   Southwestern Energy
         7.500%, 02/01/18 (A)                                         1,800             1,746
   Swift Energy
         7.625%, 07/15/11                                             4,650             4,417

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Targa Resources
         8.500%, 11/01/13                                   $           225   $           199
   Targa Resources Partners
         8.250%, 07/01/16 (A)                                           875               753
   Tesoro
         6.625%, 11/01/15                                             1,130               921
   United Refining
         10.500%, 08/15/12                                              675               581
   Venoco
         8.750%, 12/15/11                                             2,730             2,347
   Whiting Petroleum
         7.250%, 05/01/13                                               635               589
   Williams
         7.750%, 06/15/31                                               500               467
   Williams Partners L.P.
         7.250%, 02/01/17                                             1,610             1,497
                                                                              ---------------
                                                                                      115,895
                                                                              ---------------
FINANCIALS -- 7.8%
   AAC Group Holding
         2.814%, 10/01/12 (A)                                         1,080             1,069
   AAC Group Holding PIK
         14.750%, 10/01/12                                              780               741
   ACE Cash Express
         10.250%, 10/01/14 (A)                                          775               558
   ALH Finance LLC
         8.500%, 01/15/13                                             4,075             3,800
   Alliant Holdings I
         11.000%, 05/01/15 (A)                                        1,075               935
   Buffalo Thunder Development Authority
         9.375%, 12/15/14 (A)                                         2,175               914
   Calfrac Holdings
         7.750%, 02/15/15 (A)                                         2,850             2,366
   Cardtronics
         9.250%, 08/15/13                                               805               724
         9.250%, 08/15/13                                               455               410
   Cebridge PIK
         8.801%, 05/05/14                                               403               326
   Felcor Lodging L.P.
         4.803%, 12/01/08++ (C)                                         225               180
   Ferrellgas Escrow
         6.750%, 05/01/14                                               520               424
   Ferrellgas Partners
         6.750%, 05/01/14 (A)                                         1,250             1,019
   FireKeepers Development Authority
         13.875%, 05/01/15 (A)                                          625               550
   Ford Motor Credit LLC
         12.000%, 05/15/15                                              200               153
         9.750%, 09/15/10                                               979               702
         8.000%, 12/15/16 (B)                                         1,800             1,138
         7.800%, 06/01/12                                             5,240             3,254
         7.375%, 10/28/09                                               125               100
         7.375%, 02/01/11                                               300               199

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
         7.250%, 10/25/11 (B)                               $         1,290   $           820
         7.241%, 10/15/08 (C)                                         3,185             2,945
         7.000%, 10/01/13                                             6,063             3,726
         5.538%, 10/14/08 (C)                                           300               192
         4.361%, 10/15/08 (C)                                           515               422
   Galaxy Entertainment Finance
         9.875%, 12/15/12 (A)                                           680               462
   Global Cash Access
         8.750%, 03/15/12                                               390               343
   GMAC LLC
         8.000%, 11/01/31                                             2,007               757
         7.750%, 01/19/10                                                75                45
         7.250%, 03/02/11                                               375               177
         7.000%, 02/01/12                                               100                41
         6.875%, 08/28/12                                             7,005             2,784
         6.875%, 09/15/11                                             2,050               915
         6.750%, 12/01/14                                             7,601             2,917
         6.625%, 05/15/12                                             1,260               533
         6.000%, 12/15/11                                               375               167
         4.054%, 05/15/09 (C)                                           375               271
   GrafTech Finance
         10.250%, 02/15/12                                               65                67
   Hawker Beechcraft Acquisition
         9.750%, 04/01/17 (A)                                           200               179
   Hawker Beechcraft Acquisition PIK
         8.875%, 04/01/15                                             2,620             2,371
   Hellas Telecommunications
      Luxembourg II
         8.541%, 10/15/08 (A) (C)                                     2,250             1,361
   Hexion US Finance
         9.750%, 11/15/14                                             3,835             3,030
         7.304%, 11/15/08 (C)                                           750               540
   Host Hotels & Resorts
         6.875%, 11/01/14++                                           1,930             1,669
   Host Marriott L.P., Ser Q
         6.750%, 06/01/16++                                           2,525             2,064
   Host Marriott LP
         7.125%, 11/01/13++                                           1,485             1,322
   Host Marriott LP, Ser M
         7.000%, 08/15/12++                                             150               134
   Host Marriott LP, Ser O
         6.375%, 03/15/15++                                             915               743
   HUB International Holdings
         9.000%, 12/15/14 (A)                                         2,850             2,537
   Hughes Network Systems
         9.500%, 04/15/14                                               630               611
   Icahn Enterprises
         7.125%, 02/15/13                                             5,575             4,264
   Inergy L.P.
         8.250%, 03/01/16 (A)                                           350               322
         6.875%, 12/15/14                                               855               748
   iPayment
         9.750%, 05/15/14                                               750               600

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   KAR Holdings
         10.000%, 05/01/15                                  $            25   $            19
         8.750%, 05/01/14                                             1,930             1,573
         6.801%, 11/03/08 (C)                                           800               628
   LaBranche
         11.000%, 05/15/12                                              245               230
   Leucadia National
         8.125%, 09/15/15                                               310               301
   Marlin Water Trust II
         6.310%, 07/15/03 (A) (E)                                     4,200                21
   Nielsen Finance
         10.000%, 08/01/14 (A)                                          425               404
         3.290%, 08/01/11 (D)                                         1,225               796
   Nielsen Finance LLC
         10.000%, 08/01/14                                              800               760
   Novelis
         7.250%, 02/15/15                                               700               609
         7.250%, 02/15/15                                               150               131
   Nuveen Investments
         10.500%, 11/15/15 (A) (B)                                      550               424
         10.500%, 11/15/15 (A)                                        6,720             5,173
   Omega Healthcare Investors
         7.000%, 01/15/16++                                           1,300             1,170
   Petroplus Finance
         7.000%, 05/01/17 (A)                                         1,990             1,652
         6.750%, 05/01/14                                             1,130               972
   Pinnacle Foods Finance
         10.625%, 04/01/17 (B)                                        1,025               769
   PXRE Capital Trust I
         8.850%, 02/01/27                                             1,100               798
   Realogy
         12.375%, 04/15/15                                              325               111
   Regency Energy Partners
         8.375%, 12/15/13                                             1,922             1,730
   Residential Capital LLC MTN
         5.889%, 10/17/08 (C)                                           400               184
   Rouse L.P.
         6.750%, 05/01/13++ (A)                                         950               646
   Senior Housing Properties Trust
         7.875%, 04/15/15++                                             671               658
   Snoqualmie Entertainment Authority
         9.125%, 02/01/15 (A)                                         1,050               759
         6.875%, 02/01/09 (A) (C)                                       300               216
   SPX
         7.625%, 12/15/14 (A)                                         1,190             1,190
   Ventas Realty L.P.
         9.000%, 05/01/12++                                             675               704
         7.125%, 06/01/15++                                             300               298
         6.750%, 04/01/17++                                             850               803
         6.625%, 10/15/14++                                             375               360
                                                                              ---------------
                                                                                       83,730
                                                                              ---------------

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                              Face Amount        Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
HEALTH CARE -- 5.5%
Advanced Medical Optics
         7.500%, 05/01/17                                   $         2,095   $         1,823
   Alliance Imaging
         7.250%, 12/15/12                                               375               341
   Biomet
         11.625%, 10/15/17                                              175               176
         10.375%, 10/15/17                                            7,595             7,518
         10.000%, 10/15/17                                              745               760
   Bio-Rad Laboratories
         6.125%, 12/15/14                                               950               884
   Cooper
         7.125%, 02/15/15                                             2,190             2,157
   CRC Health
         10.750%, 02/01/16                                            2,100             1,617
   DaVita
         6.625%, 03/15/13                                             3,250             3,088
   DJO Finance
         10.875%, 11/15/14                                            2,750             2,633
   FMC Finance III
         6.875%, 07/15/17                                               325               313
   Fresenius Medical Care Capital Trust IV
         7.875%, 06/15/11                                             1,050             1,061
   HCA
         9.625%, 11/15/16                                             7,115             6,758
         9.250%, 11/15/16                                             7,875             7,657
         8.750%, 09/01/10                                                51                50
         6.750%, 07/15/13                                               615               517
   Healthsouth
         9.133%, 12/15/08 (C)                                           750               728
   MedCath Holdings
         9.875%, 07/15/12 (B)                                           431               448
   NMH Holdings
         9.944%, 12/15/08 (A) (C)                                       717               591
   Psychiatric Solutions
         7.750%, 07/15/15                                             2,350             2,186
   ReAble Therapeutics Finance
         11.750%, 11/15/14                                              850               761
   Res-Care
         7.750%, 10/15/13                                               675               635
   Select Medical
         7.625%, 02/01/15                                             1,660             1,345
   Spheris
         11.000%, 12/15/12                                            1,400               749
   Sun Healthcare Group
         9.125%, 04/15/15                                               375               358
   Surgical Care Affiliates
         8.875%, 07/15/15 (A)                                         1,415             1,231
   Tenet Healthcare
         9.250%, 02/01/15 (B)                                         4,425             4,181
         6.375%, 12/01/11                                               150               138

                                                             Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   United Surgical Partners International
         8.875%, 05/01/17 (B)                               $         3,775   $         3,171
   United Surgical Partners International
      PIK
         9.250%, 05/01/17                                             2,230             1,896
   Universal Hospital Services
         6.303%, 12/01/08 (C)                                           175               154
   Universal Hospital Services PIK
         8.500%, 06/01/15                                               225               210
   US Oncology
         9.000%, 08/15/12                                               775               775
   VWR Funding
         10.250%, 07/15/15                                            2,100             1,838
                                                                              ---------------
                                                                                       58,748
                                                                              ---------------
INDUSTRIALS -- 7.1%

   ACCO Brands
         7.625%, 08/15/15                                             4,655             3,560
   ACIH
         11.500%, 12/15/12 (A) (E)                                    1,250               150
   Actuant
         6.875%, 06/15/17                                             3,000             2,865
   AGY Holding
         11.000%, 11/15/14                                              675               601
   Ahern Rentals
         9.250%, 08/15/13 (B)                                           700               350
   Aleris International PIK
         2.775%, 12/15/14                                               425               259
   Aleris International
         10.000%, 12/15/16 (B)                                        1,800             1,116
   Allied Waste North America
         7.250%, 03/15/15 (B)                                           205               196
         6.500%, 11/15/10                                             3,300             3,225
         6.125%, 02/15/14 (B)                                         2,030             1,868
   Allied Waste North America, Ser B
         7.375%, 04/15/14                                               860               836
         7.125%, 05/15/16                                               545               508
   Allison Transmission
         11.250%, 11/01/15 (A) (B)                                      375               308
         11.000%, 11/01/15 (A) (B)                                      525               457
   American Airlines, Ser 01-1
         7.379%, 05/23/16 (B)                                            95                48
   American Axle & Manufacturing
         7.875%, 03/01/17                                             1,100               583
   American Railcar Industries
         7.500%, 03/01/14                                               300               266
   Ames True Temper
         10.000%, 07/15/12 (B)                                        1,165               617
         6.791%, 10/15/08 (C)                                         1,345             1,009

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Aramark Services
         8.500%, 02/01/15                                   $           970   $           912
         6.301%, 11/03/08 (C)                                           350               306
   Associated Materials
         9.750%, 04/15/12                                               115               113
   Baker & Taylor
         11.500%, 07/01/13 (A)                                          950               741
   Baldor Electric
         8.625%, 02/15/17 (B)                                         1,860             1,776
   BE Aerospace
         8.500%, 07/01/18                                             1,650             1,600
   Belden
         7.000%, 03/15/17                                               200               178
   Casella Waste Systems
         9.750%, 02/01/13                                               820               804
   Chart Industries
         9.125%, 10/15/15                                               325               333
   Complete Production Services
         8.000%, 12/15/16                                               220               209
   Cornell
         10.750%, 07/01/12                                              500               500
   Corrections Corp of America
         7.500%, 05/01/11                                             1,000               996
         6.750%, 01/31/14                                               170               160
         6.250%, 03/15/13                                             1,447             1,353
   D R Horton
         5.625%, 01/15/16                                               525               389
   Delta Air Lines, Ser 2002-1
         8.300%, 12/15/29 (B)                                           925                21
   Delta Air Lines, Ser 2002-1, Cl C
         7.779%, 01/02/12 (B)                                           750               690
   Deluxe
         7.375%, 06/01/15                                               200               170
   DRS Technologies
         7.625%, 02/01/18                                             1,140             1,191
         6.875%, 11/01/13                                               300               297
         6.625%, 02/01/16                                               775               783
   Education Management LLC
         10.250%, 06/01/16 (B)                                        2,475             1,980
   Esco
         6.694%, 12/15/08 (A) (C)                                       150               138
   FTI Consulting
         7.750%, 10/01/16                                               525               534
         7.625%, 06/15/13                                               740               754
   Greenbrier
         8.375%, 05/15/15                                               620               533
   Indalex Holding, Ser B
         11.500%, 02/01/14                                              659               316
   Interline Brands
         8.125%, 06/15/14                                             1,040             1,029
   J.B. Poindexter
         8.750%, 03/15/14 (B)                                           425               289

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   K Hovnanian Enterprises
         11.500%, 05/01/13 (A)                              $            50   $            49
         8.625%, 01/15/17                                             1,920             1,171
         7.500%, 05/15/16                                               825               479
         6.500%, 01/15/14                                               200               118
         6.375%, 12/15/14                                               250               145
         6.250%, 01/15/16                                             1,050               604
         6.250%, 01/15/15                                               700               399
   Kansas City Southern de Mexico
         9.375%, 05/01/12                                               680               694
   L-3 Communications
         5.875%, 01/15/15                                             2,981             2,697
   L-3 Communications, Ser B
         6.375%, 10/15/15                                             2,374             2,184
   Language Line
         11.125%, 06/15/12                                               50                50
   Maax Holdings
         9.750%, 06/15/12 (E)                                           375                 6
   Meritage Homes
         7.000%, 05/01/14                                                75                58
         6.250%, 03/15/15                                                50                37
   Mobile Mini
         6.875%, 05/01/15                                             1,000               870
   Mobile Services Group
         9.750%, 08/01/14                                               450               419
   Moog
         7.250%, 06/15/18 (A)                                           230               221
   Mueller Water Products
         7.375%, 06/01/17                                             1,000               790
   Nebraska Book
         8.625%, 03/15/12                                               250               188
   Neenah Foundary
         9.500%, 01/01/17                                               475               361
   Noble Group
         6.625%, 03/17/15 (A)                                           575               421
   Northwest Airlines
         0.000%, 06/01/06 (B)                                         1,575                 6
         0.000%, 03/15/08                                               175                 1
         0.000%, 11/15/23 (D)                                         1,200                 6
         0.000%, 02/01/09                                                75                --
   NTK Holdings
         9.258%, 09/01/09 (B) (D)                                       425               183
   Propex Fabrics
         10.000%, 12/01/12 (E)                                          175                 1
   Quality Distribution
         9.000%, 11/15/10                                               825               347
   Quebecor World Capital
         8.750%, 03/15/16 (A) (B) (E)                                 1,765               706
         6.125%, 11/15/13 (B) (E)                                     1,725               526
   Rainbow National Services
         10.375%, 09/01/14 (A)                                          380               388
   Rainbow National Services LLC
         8.750%, 09/01/12 (A)                                           435               435


      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   RBS Global and Rexnord
         11.750%, 08/01/16 (B)                              $         1,000   $           945
         9.500%, 08/01/14                                               840               790
         8.875%, 09/01/16                                             2,410             2,193
   Sabine Pass LNG
         7.500%, 11/30/16 (A)                                           550               429
   Sequa
         11.750%, 12/01/15 (A)                                          975               819
   St. Acquisition
         12.500%, 05/15/17 (A) (B)                                      225                74
   Stallion Oilfield Services
         9.750%, 02/01/15 (A)                                         2,280             1,482
   Standard-Pacific
         7.750%, 03/15/13                                               575               468
         7.000%, 08/15/15 (B)                                           150               113
   Terex
         8.000%, 11/15/17                                             7,210             6,560
   Thermadyne Holdings
         9.500%, 02/01/14                                               710               675
   Titan International
         8.000%, 01/15/12                                             3,100             3,007
   TransDigm
         7.750%, 07/15/14                                             1,775             1,669
   UCI Holdings
         11.789%, 12/15/13 (C)                                          998               759
   United Air Lines
         9.125%, 01/15/12 (E)                                         1,075                --
   United Air Lines, Ser 95A1
         9.560%, 10/19/18                                               624               188
         9.020%, 04/19/12                                               398               119
   United Air Lines, Ser A
         10.670%, 05/01/04 (E)                                          525                --
   Vanguard Health Holding I
         12.027%, 10/01/15 (D)                                          600               519
   Vought Aircraft Industries
         8.000%, 07/15/11                                             2,600             2,261
         8.000%, 07/15/11                                               735               639
                                                                              ---------------
                                                                                       76,186
                                                                              ---------------
INFORMATION TECHNOLOGY -- 4.4%
   Activant Solutions
         9.500%, 05/01/16                                             1,500             1,110
   Advanced Micro Devices
         7.750%, 11/01/12 (B)                                         1,642             1,264
   Amkor Technology
         9.250%, 06/01/16                                                75                63
         7.125%, 03/15/11                                             2,400             2,160
   Compucom Systems
         12.500%, 10/01/15 (A)                                          900               801
   First Data
         9.875%, 09/24/15 (A)                                         2,215             1,738

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Flextronics International
         6.500%, 05/15/13                                   $         1,300   $         1,154
         6.250%, 11/15/14                                             1,250             1,056
   Freescale Semiconductor
         10.125%, 12/15/16 (B)                                          100                64
         8.875%, 12/15/14                                             2,290             1,580
         6.694%, 12/15/08 (C)                                           275               184
   Freescale Semiconductor PIK
         9.125%, 12/15/14                                             5,830             3,673
   Innophos
         8.875%, 08/15/14                                               440               440
   Iron Mountain
         8.750%, 07/15/18                                                70                71
         8.625%, 04/01/13                                             1,297             1,278
         8.000%, 06/15/20                                             1,205             1,157
         7.750%, 01/15/15                                               140               139
         6.625%, 01/01/16 (B)                                         2,720             2,556
   Lender Processing Services
         8.125%, 07/01/16 (A)                                           175               171
   MagnaChip Semiconductor
         6.875%, 12/15/11 (B)                                           450               158
   Nortel Networks
         10.750%, 07/15/16                                              153                94
         10.750%, 07/15/16 (A)                                        1,285               787
         10.125%, 07/15/13                                              350               223
   NXP Funding LLC
         9.500%, 10/15/15 (B)                                         4,959             2,554
         7.875%, 10/15/14                                             1,850             1,240
   Open Solutions
         9.750%, 02/01/15 (A)                                         4,295             2,792
   Sanmina-SCI
         5.569%, 12/15/08 (A) (C)                                     1,250             1,088
         5.569%, 12/15/08 (A) (C)                                     1,699             1,597
   Sensata Technologies
         8.000%, 05/01/14                                             3,715             3,139
   Smart Modular Technologies
         9.383%, 01/01/09 (C)                                         1,670             1,670
   Sungard Data Systems
         10.250%, 08/15/15                                            7,454             6,465
         9.125%, 08/15/13                                               953               858
         3.750%, 01/15/09                                             3,250             3,209
   Travelport
         9.875%, 09/01/14                                               400               326
                                                                              ---------------
                                                                                       46,859
                                                                              ---------------
MATERIALS -- 8.0%
   Abitibi-Consolidated
         8.850%, 08/01/30                                               125                30
         8.550%, 08/01/10                                             2,450               931
   Abitibi-Consolidated of Canada
         6.000%, 06/20/13                                             1,275               338
   AK Steel
         7.750%, 06/15/12                                             3,300             3,168

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Altos Hornos de Mexico, Ser A
         11.375%, 04/30/02 (E)                              $           500   $           164
   Altos Hornos de Mexico, Ser B
         11.875%, 04/30/04 (E)                                          900               295
   Appleton Papers
         9.750%, 06/15/14                                             1,050               806
         8.125%, 06/15/11                                               175               154
   Basell AF SCA
         8.375%, 08/15/15 (A) (B)                                     1,225               576
   Bowater
         9.500%, 10/15/12                                               500               193
   Bowater Canada Finance
         7.950%, 11/15/11                                               300               138
   BWAY
         10.000%, 10/15/10                                              934               906
   California Steel Industries
         6.125%, 03/15/14                                               185               151
   Cascades
         7.250%, 02/15/13                                               655               511
   Catalyst Paper
         8.625%, 06/15/11                                             1,108               875
         7.375%, 03/01/14                                               455               309
   Crown Americas
         7.750%, 11/15/15                                               864               842
   Crown Cork & Seal
         8.000%, 04/15/23                                             1,475             1,239
   Domtar
         9.500%, 08/01/16 (B)                                           275               270
         7.125%, 08/15/15                                             2,025             1,863
   Evraz Group
         9.500%, 04/24/18 (A) (B)                                     2,675             1,926
         8.875%, 04/24/13 (A)                                         1,425             1,083
   FMG Finance
         10.625%, 09/01/16 (A) (B)                                    1,860             1,823
   Freeport-McMoRan Copper & Gold
         8.375%, 04/01/17                                             4,950             4,875
         8.250%, 04/01/15                                             1,785             1,754
         7.084%, 04/01/09 (C)                                         1,200             1,149
   Georgia Gulf
         9.500%, 10/15/14                                               275               169
         7.125%, 12/15/13                                               150                90
   Georgia-Pacific LLC
         8.125%, 05/15/11 (B)                                           565               559
         8.000%, 01/15/24 (B)                                         1,500             1,320
         7.700%, 06/15/15 (B)                                         2,020             1,848
         7.125%, 01/15/17 (A)                                         1,360             1,214
         7.000%, 01/15/15 (A)                                         3,485             3,171
   Glatfelter
         7.125%, 05/01/16                                             1,705             1,645
   Graham Packaging
         9.875%, 10/15/14 (B)                                         3,753             3,264
         8.500%, 10/15/12                                               330               305

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)      ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Graphic Packaging International
         9.500%, 08/15/13                                   $           905   $           819
   Huntsman International
         7.875%, 11/15/14 (B)                                         1,355             1,165
   Huntsman LLC
         11.500%, 07/15/12                                              905               923
   Ineos Group Holdings PLC
         8.500%, 02/15/16 (A)                                         3,000             1,620
   Innophos Holdings
         9.500%, 04/15/12 (A)                                           725               732
   Intertape Polymer US
         8.500%, 08/01/14                                               800               674
   Jefferson Smurfit US
         8.250%, 10/01/12                                               175               146
   MacDermid
         9.500%, 04/15/17 (A)                                         1,725             1,449
   Methanex
         6.000%, 08/15/15                                               175               154
   Millar Western Forest Products
         7.750%, 11/15/13                                               605               345
   Millennium America
         7.625%, 11/15/26                                               175                70
   Momentive Performance Materials
         11.500%, 12/01/16 (B)                                          875               595
         9.750%, 12/01/14                                               670               529
   Mosaic
         7.625%, 12/01/16 (A) (B)                                     2,550             2,605
         7.375%, 12/01/14 (A)                                           650               673
   Mosaic Global Holdings
         7.300%, 01/15/28                                               350               342
   Nalco
         8.875%, 11/15/13                                             1,265             1,262
         7.750%, 11/15/11 (B)                                         1,455             1,426
   Newark Group
         9.750%, 03/15/14                                               825               289
   NewPage
         10.000%, 05/01/12                                            1,195             1,070
   Noranda Aluminium Acquisition PIK
         6.828%, 11/15/08 (C)                                         2,965             2,253
   Noranda Aluminium Holdings PIK
         8.578%, 11/17/08 (C)                                           925               611
   Owens Brockway Glass Container
         8.250%, 05/15/13                                               305               303
         6.750%, 12/01/14                                             1,045               993
   Packaging Dynamics Finance
         10.000%, 05/01/16 (A)                                        2,495             1,622
   PolyOne
         8.875%, 05/01/12 (B)                                         2,990             2,841
   Reichhold Industries
         9.000%, 08/15/14 (A)                                         1,969             1,890
   Rock-Tenn
         9.250%, 03/15/16 (A)                                           150               152
         5.625%, 03/15/13                                             2,200             2,024

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)      ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Rockwood Specialties Group
         7.500%, 11/15/14 (B)                               $         1,270   $         1,207
   Ryerson
         12.000%, 11/01/15 (A)                                          720               616
         10.176%, 11/01/08 (A) (C)                                      125               102
   Sappi Papier Holding
         6.750%, 06/15/12 (A)                                           700               553
   Smurfit-Stone Container Enterprises
         8.375%, 07/01/12 (B)                                         2,645             2,222
   Solutia
         0.000%, 10/15/08 (B)                                           450                --
   Steel Capital for OAO Severstal
         9.750%, 07/29/13 (A)                                           245               201
   Steel Dynamics
         7.750%, 04/15/16 (A)                                         1,930             1,718
         7.375%, 11/01/12                                             2,410             2,205
   Stone Container Enterprises
         8.000%, 03/15/17 (B)                                           950               741
   Terra Capital, Ser B
         7.000%, 02/01/17                                             1,870             1,777
   Tube City IMS
         9.750%, 02/01/15                                               800               712
   United States Steel
         6.650%, 06/01/37                                               150               112
   Vedanta Resources
         9.500%, 07/18/18 (A)                                         1,700             1,443
   Verso Paper Holdings and Verson Paper
         11.375%, 08/01/16                                              300               243
   Vitro
         11.750%, 11/01/13                                              780               671
         9.125%, 02/01/17                                             3,585             2,330
                                                                              ---------------
                                                                                       86,384
                                                                              ---------------
TELECOMMUNICATION SERVICES -- 7.9%
   American Tower
         7.500%, 05/01/12                                                50                49
   Centennial Cellular Operating
         10.125%, 06/15/13                                              300               297
   Centennial Communications
         9.633%, 01/01/09 (C)                                           425               387
         8.125%, 02/01/14 (B)                                           575               569
   Cincinnati Bell
         7.250%, 07/15/13                                             1,770             1,593
         7.000%, 02/15/15                                               495               416
   Citizens Communications
         9.250%, 05/15/11                                               970               970
         7.125%, 03/15/19                                             1,010               803
         6.625%, 03/15/15                                             1,480             1,228
   Cricket Communications
         10.000%, 07/15/15 (A)                                          375               358
         9.375%, 11/01/14                                             4,755             4,422
         9.375%, 11/01/14                                             1,385             1,288

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)      ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Digicel Group
         9.250%, 09/01/12 (A)                               $         2,290   $         2,267
         9.125%, 01/15/15 (A)                                           571               480
         8.875%, 01/15/15 (A) (B)                                     2,730             2,293
   Fairpoint Communications
         13.125%, 04/01/18 (A)                                        1,930             1,756
   GCI
         7.250%, 02/15/14                                             1,525             1,327
   Hawaiian Telcom Communications, Ser B
         9.750%, 05/01/13 (B)                                           550               110
   Inmarsat Finance
         10.375%, 11/15/08 (D)                                        1,235             1,216
   Intelsat
         9.250%, 06/15/16 (A)                                           150               138
         7.625%, 04/15/12                                               100                76
         6.500%, 11/01/13                                             1,875             1,200
   Intelsat Bermuda
         11.250%, 06/15/16                                            3,785             3,681
   Intelsat Jackson Holdings
         9.500%, 06/15/16 (A)                                           690               642
   Intelsat Subsidiary Holding
         8.875%, 01/15/15 (A)                                         3,165             2,896
         8.500%, 01/15/13 (A)                                         2,050             1,896
   iPCS
         4.926%, 11/03/08 (C)                                         1,335             1,088
   iPCS PIK
         6.051%, 11/03/08 (C)                                         2,590             2,020
   Level 3 Financing
         9.250%, 11/01/14                                             1,405             1,061
         8.750%, 02/15/17                                               825               598
         6.845%, 02/17/09 (C)                                           125                84
   Local Insight Regatta Holdings
         11.000%, 12/01/17 (A)                                        1,000               560
   Lucent Technologies
         6.450%, 03/15/29                                               525               320
   MetroPCS Wireless
         9.250%, 11/01/14                                             5,945             5,558
   Nextel Communications
         6.875%, 10/31/13                                               575               391
   Nordic Telephone Holdings
         8.875%, 05/01/16 (A)                                         3,495             3,180
   Orascom Telecom Finance
         7.875%, 02/08/14 (A) (B)                                     2,000             1,750
   PAETEC Holding
         9.500%, 07/15/15                                             2,805             1,921
   Primus Telecommunications
         8.000%, 01/15/14 (B)                                         1,650               512
   Qwest
         7.500%, 10/01/14                                               380               329
         7.250%, 10/15/35                                             1,200               852
         7.250%, 09/15/25                                               350               261
         6.875%, 09/15/33                                               225               151

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Qwest Capital Funding
         7.250%, 02/15/11                                   $           680   $           636
   Qwest Communications International
         7.250%, 02/15/11                                             3,005             2,847
         6.304%, 11/15/08 (C)                                         3,798             3,750
   Qwest Communications International,
      Ser B
         7.500%, 02/15/14                                             1,120               969
   Rogers Wireless
         8.000%, 12/15/12                                                50                50
   Sprint Capital
         8.750%, 03/15/32                                             1,490             1,162
         8.375%, 03/15/12                                             1,020               918
         7.625%, 01/30/11                                               600               546
         6.900%, 05/01/19                                             4,575             3,546
         6.875%, 11/15/28                                               300               201
   Sprint Nextel
         6.000%, 12/01/16                                             1,900             1,463
   Telcordia Technologies
         10.000%, 03/15/13 (A)                                        1,525             1,228
   Time Warner Telecom Holdings
         9.250%, 02/15/14                                               375               347
   VIP Finance Ireland for Vimpel
      Communications
         9.125%, 04/30/18 (A)                                           905               703
   Virgin Media Finance PLC
         8.750%, 04/15/14                                               840               706
   West
         11.000%, 10/15/16 (B)                                        1,275               918
         9.500%, 10/15/14                                             3,215             2,459
   Wind Acquisition Finance
         10.750%, 12/01/15 (A)                                        3,925             3,847
   Windstream
         8.625%, 08/01/16                                             3,875             3,594
         8.625%, 08/01/16 (B)                                           225               209
         8.125%, 08/01/13                                               950               903
         7.000%, 03/15/19                                             1,775             1,420
                                                                              ---------------
                                                                                       85,416
                                                                              ---------------
UTILITIES -- 3.4%
   AES
         8.875%, 02/15/11                                             1,400             1,379
         8.750%, 05/15/13 (A)                                           128               129
         8.000%, 06/01/20 (A)                                         2,320             2,030
         8.000%, 10/15/17                                             3,150             2,843
         7.750%, 03/01/14                                               150               140
   Calpine Generating
         14.320%, 10/01/07 (C) (E)                                    1,600               320
   Dynegy Holdings
         6.875%, 04/01/11                                               200               182
   Edison Mission Energy
         7.625%, 05/15/27                                               385               312
         7.500%, 06/15/13                                               605               581
         7.000%, 05/15/17 (B)                                         2,020             1,818

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Elwood Energy
         8.159%, 07/05/26                                   $           475   $           435
   Energy Future Holdings
         10.875%, 11/01/17 (A)                                        2,660             2,401
   Ipalco Enterprises
         7.250%, 04/01/16 (A)                                           250               239
   Mirant
         0.000%, 07/15/09                                                50                 1
         0.000%, 07/15/04 (B)                                           450                 5
   Mirant Americas Generation LLC
         8.500%, 10/01/21                                             2,397             1,858
         8.300%, 05/01/11                                               605               582
   Mirant North America LLC
         7.375%, 12/31/13                                             3,180             2,989
   NRG Energy
         7.375%, 02/01/16                                             1,655             1,490
         7.375%, 01/15/17                                             4,475             4,071
         7.250%, 02/01/14                                             2,395             2,221
   Orion Power Holdings
         12.000%, 05/01/10                                              540               524
   PNM Resources
         9.250%, 05/15/15                                               375               369
   Public Service of New Mexico
         7.950%, 05/15/18                                             2,900             2,737
   Sierra Pacific Resources
         7.803%, 06/15/12                                               775               783
   Tenaska Alabama Partners
         7.000%, 06/30/21 (A)                                           327               295
   Texas Competitive Electric Holdings
         10.250%, 11/01/15 (A)                                          840               758
         10.250%, 11/01/15 (A)                                          225               203
         10.250%, 11/01/15 (A)                                        6,020             5,432
                                                                              ---------------
                                                                                       37,127
                                                                              ---------------
Total Corporate Obligations
   (Cost $1,027,080) ($ Thousands)                                                    863,925
                                                                              ---------------
LOAN PARTICIPATIONS -- 9.1%
   Advansta Communications, 2nd Lien
         8.762%, 11/30/14                                             1,250               761
   Aeroflex, Term Loan B-1
         6.063%, 08/16/14                                               645               555
   Affinion Holding PIK
         9.367%, 03/01/12 (C)                                         2,800             2,240
   Affinion Holding
         9.367%, 03/01/12 (C)                                         1,900             1,520
   Alliant Insurance Services, Term Loan B
         5.801%, 08/21/14                                             1,241             1,067
   Allison Transmission
         5.332%, 08/07/14                                             2,206             1,824
   Alltel Holdings, Term Loan B3
         5.314%, 05/16/15                                                69                68
         4.966%, 08/07/14                                             1,075             1,049

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Concluded)

September 30, 2008

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Asurion, 2nd Lien
         8.989%, 07/07/15 (C)                               $           866   $           776
         8.988%, 07/02/15 (C) (F)                                     1,075               964
         8.988%, 07/07/15                                               500               448
         8.987%, 07/07/15 (C)                                           106                95
         8.986%, 07/07/15 (C)                                           528               473
   Asurion, Term Loan B
         5.798%, 07/07/14                                             1,000               872
         5.621%, 07/02/14 (C)                                           550               479
   BOC Edwards
         8.560%, 11/30/14                                               175               109
         4.810%, 11/30/14 (F)                                           747               644
   Boise Paper
         11.000%, 02/22/15                                              800               720
   Boston Generating
         9.801%, 12/21/16                                               180               130
   Boston Generating, 2nd Lien
         7.051%, 06/21/14                                               700               533
   CCFC
         9.762%, 08/26/09                                             2,036             2,020
   Cebridge, 2nd Lien, PIK
         8.801%, 05/05/14                                             1,323             1,069
         1.075%, 05/05/14                                               243               196
   Central Parking
         7.250%, 05/22/14 (C)                                           224               191
         7.215%, 05/22/14 (C)                                           566               482
         5.317%, 05/22/14 (C)                                           569               483
         4.946%, 05/22/14 (C)                                           896               761
   Central Parking (Synthetic)
         4.946%, 05/22/14 (C)                                           846               719
   Century Cable, Term Loan B
      (Escrow Security)
         10.250%, 06/30/09                                                3                --
   Cequel Communications, PIK
         8.801%, 05/05/14 (C)                                           665               538
   Community Health Systems
         6.539%, 07/25/14 (C)                                             3                 3
   Cooper Standard, Term Loan D
         5.312%, 02/28/10                                             2,194             1,865
   DAE Aviation Holdings, Term Loan B1
         8.039%, 09/27/14 (C)                                           194               179
   DAE Aviation Holdings, Term Loan B1
         6.519%, 09/27/14                                               166               152
   DAE Aviation Holdings, Term Loan B2
         8.039%, 09/27/14 (C)                                           285               263
   DAE Aviation Holdings, Term Loan B2
         8.039%, 09/27/14 (C)                                            72                66
   Delta, 2nd Lien
         5.719%, 04/30/14                                               223               155
   DirecTV
         0.000%, 04/13/13 (F)                                         2,294             2,179
   Dresser, 1st Lien
         5.096%, 05/04/14                                               461               402

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Dresser, 2nd Lien
         8.557%, 05/04/15                                   $         3,145   $         2,948
   Entegra PIK
         8.801%, 04/04/15                                               256               165
   Entegra, 3rd Lien PIK
         8.801%, 04/19/15                                             1,706             1,098
   First Data
         5.946%, 09/24/14                                             1,444             1,233
         5.926%, 09/24/14                                               293               250
         5.922%, 09/24/14                                               274               235
         5.551%, 09/24/14                                               106                88
         5.244%, 09/24/14                                             1,171             1,000
   Ford Motor
         7.039%, 12/16/13 (C)                                           385               254
         7.039%, 12/16/13 (C)                                           245               162
   Ford, 1st Lien
         5.800%, 12/12/13                                               500               330
         5.460%, 12/12/13                                                21                14
   General Motors
         6.664%, 12/15/13 (C)                                           445               286
   Georgia Pacific
         4.466%, 02/14/13                                               355               310
         5.064%, 12/20/10                                             1,800             1,668
   Georgia Pacific, Term Loan B
         4.431%, 02/14/13                                               951               830
   Green Valley Ranch Gaming, 2nd Lien
         6.959%, 08/06/14                                             2,000               985
   Greek Town Casino
         1.000%, 12/03/12                                               225               196
         0.972%, 12/03/12                                               225               196
   Hexion Specialty Chemicals,
      Term Loan C1
         5.063%, 05/05/13 (C)                                         2,515             1,886
   Hexion Specialty Chemicals,
      Term Loan C2
         6.063%, 05/05/13                                               469               352
   Iasis Health Care
         8.043%, 06/15/14                                             2,258             1,919
   Intelsat Bermuda
         5.200%, 02/01/14 (C)                                         2,100             1,701
   JG Wentworth, 1st Lien
         5.056%, 04/04/14                                             1,025               707
   KAR Holdings
         5.060%, 10/18/13                                             1,204               995
   Language Line, Term Loan B
         7.539%, 05/14/11 (C)                                         1,868             1,756
   Lyondell Chemical
         8.039%, 12/20/14 (C)                                           400               280
   Lyondell Chemical, Term Loan B
         8.039%, 12/20/14 (C)                                           798               558
         8.039%, 12/20/14 (C)                                           450               314
         7.000%, 12/20/14                                             5,467             3,855
   Marvell Technology Group
         4.969%, 11/08/09 (C)                                         2,475             2,456
         4.969%, 11/08/09 (C)                                           400               397

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   McKechnie Aerospace
         7.470%, 05/11/15                                   $           700   $           526
         4.470%, 05/11/14                                               545               486
   Metroflag, 2nd Lien
         11.472%, 01/06/09                                              300               213
   Murray, 2nd Lien
         11.310%, 01/31/11                                            2,011             1,891
   News Day
         9.750%, 07/29/13 (F)                                           875               851
   Nielsen Finance (VNU)
         4.803%, 08/09/13 (F)                                           249               219
   Nielsen Finance LLC
         4.803%, 08/09/13                                                27                21
   NRG Energy
         6.039%, 06/02/13 (C)                                         1,346             1,179
         6.039%, 06/02/13 (C)                                           450               394
   Orbitz Worldwide
         6.789%, 07/01/14 (C)                                         2,447             1,776
         6.789%, 07/01/14 (C)                                           450               327
         5.941%, 07/01/14                                             1,994             1,447
   Penhall
         10.132%, 03/28/12                                              709               425
   Pinnacle Foods, Term Loan B
         5.440%, 04/02/14                                               841               695
   ProQuest, 2nd Lien
         8.405%, 02/09/15                                             1,200             1,146
   Resolute, 2nd Lien
         7.300%, 06/27/13                                             1,500             1,305
   Rexnord, Term Loan B
         9.676%, 02/20/13                                             2,265             2,094
   Reynolds & Reynolds, 3rd Lien
         12.342%, 04/01/14 (C)                                        1,200             1,050
         10.301%, 04/24/14 (C)                                        1,200             1,051
         10.301%, 04/01/14 (C)                                        1,300             1,138
         10.301%, 04/01/14                                            1,300             1,138
   Royalty Pharmaceuticals
         2.804%, 05/15/15                                             1,175             1,093
   Simmons
         8.345%, 02/15/12                                             2,645             1,058
   Sorenson Communications, 2nd Lien
         11.289%, 02/16/14 (C)                                        2,650             2,498
         9.810%, 02/16/14                                             1,250             1,178
   Talecris
         9.310%, 12/06/14                                               410               396
   TD Ameritrade Holding
         3.470%, 12/31/11                                             1,650             1,485
         5.789%, 12/31/12 (C)                                         1,800             1,676
   Texas Competitive Electric
         6.271%, 10/27/14                                               742               626
         6.236%, 10/10/14                                             1,246             1,048
         6.234%, 10/10/14                                               822               692

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   Town Sports International
         4.370%, 02/27/14                                   $           247   $           196
   Tribune
         0.000%, 06/04/14 (F)                                           195               459
   Tropicana Entertainment
         8.250%, 12/31/11                                             1,421               980
   TXU, Term Loan B-14
         7.289%, 10/10/14 (C)                                           950               799
         6.221%, 10/10/14                                             2,050             1,725
   Venoco
         6.812%, 05/07/14                                               375               349
   Verint Systems
         5.736%, 05/09/14                                             1,877             1,539
   Wind Acquisition Holdings
         13.061%, 12/21/11                                            1,167             1,027
         10.035%, 12/12/11                                            2,852             2,509
   New World Gaming
         8.283%, 05/18/15                                             1,225               898
                                                                              ---------------
Total Loan Participations
   (Cost $115,956) ($ Thousands)                                                       98,077
                                                                              ---------------
COLLATERALIZED DEBT OBLIGATIONS -- 5.7%
   ACAS Business Loan Trust 2004-1, Cl A
         3.207%, 11/17/08 (A) (C)                                     6,417             4,636
   ARES CLO, Ser 2006-1A, Cl SUB
         0.000%, 02/24/18 (A)                                         7,000             2,730
   ARES CLO, Ser 2007-11A, Cl SUB
         0.000%, 10/11/21 (A)                                         2,400             1,200
   ARES CLO, Ser 2007-1A, Cl SUB
         0.000%, 04/16/21 (A)                                         3,800             1,786
   Babson CLO, Ser 2004-II, Cl SUB
         0.000%, 11/15/16 (A)                                         1,700               459
   Babson CLO, Ser 2007-2A, Cl INC
         0.000%, 04/15/21 (A)                                         2,500               798
   Babson CLO, Ser 2007-2A, Cl D
         4.491%, 10/15/08 (A) (C)                                       900               346
   Battalion CLO, Ser 2007-1A, Cl E
         7.038%, 10/14/08 (A) (C)                                     2,300             1,139
   Battalion CLO, Ser 2007-I, Cl SUB
         0.000%, 07/14/22 (A)                                         1,750               805
   Capitalsource Advisors, Ser 2006-1A,
      Cl SUB
         0.000%, 08/27/20 (A)                                         3,200             1,120
   Carlyle High Yield Partners CLO,
      Ser 2006-8A, Cl N
         0.000%, 05/21/21                                             3,700             1,110
   CIFC Funding, Ser 2007-2A
         0.000%, 04/15/21 (A)                                         2,700             1,080
   CIFC Funding, Ser 2007-IV
         0.000%, 12/19/07                                             1,000               646
   CIT CLO, Ser 2007-1A, Cl E
         8.204%, 12/22/08 (C)                                         1,900               609

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Concluded)

September 30, 2008

                                                              Face Amount      Market Value
Description                                                  ($ Thousands)     ($ Thousands)
---------------------------------------------------------   ---------------   ---------------
   CIT CLO, Ser 2007-1A, Cl D
         5.204%, 12/22/08 (A) (C)                           $         2,800   $           890
   Commercial Industrial Finance, Cl A2L
         3.624%, 12/22/08 (A) (C)                                     5,000             2,572
   Commercial Industrial Finance, Cl A1L
         3.070%, 12/01/08 (A) (C)                                     7,500             5,738
   Commercial Industrial Finance,
      Ser 2006-1BA
         4.034%, 12/22/08 (A) (C)                                     3,150             1,274
   Commercial Industrial Finance,
      Ser 2007-1A, Cl A1LB
         3.143%, 11/10/08 (A) (C)                                     3,000             1,666
   Commercial Industrial Finance,
      Ser 2007-3A, Cl B
         4.045%, 10/27/08 (A) (C)                                     2,500               957
   Connecticut Valley Structured Credit
      CDO, Ser 2006-3A, Cl NOTE
         0.000%, 03/23/23 (A)                                         2,200               374
   Copper River CLO, Ser 2006-1A,
      Cl INC
         0.000%, 01/20/21 (A)                                         3,000             1,202
   De Meer Middle Market CLO,
      Ser 2006-1A, Cl INC
         0.000%, 10/20/18 (A)                                         3,366             1,640
   De Meer Middle Market CLO,
      Ser 2006-1A, Cl B
         3.186%, 10/20/08 (A) (C)                                     1,029               725
   Denali Capital CLO VII, Ser 2007-1A,
      Cl INC
         0.000%, 01/22/22 (A)                                         2,200               726
   Duane Street CLO, Ser 2007-5A,
      Cl SN
         0.000%, 10/14/21 (A)                                         3,300             1,425
   Gale Force CLO, Ser 2007-4A, Cl E
         9.210%, 11/20/08 (C)                                         1,100               494
   Gale Force CLO, Ser 2008-4A, Cl INC
         2.810%, 11/20/08 (C)                                         1,500               627
   Gleneagles CLO, Ser AI
         0.000%, 11/01/08 (C)                                         8,500             2,925
   GoldenTree Loan Opportunities III,
      Ser 2007-3A, Cl SUB
         0.000%, 05/01/22 (A)                                         3,400             1,462
   ING Investment Management CLO I
         0.000%, 12/01/17 (A) (C)                                    12,500             2,688
   ING Investment Management CLO II
         0.000%, 08/01/20 (A) (C)                                     5,600             1,120
   Lightpoint CLO, Ser 2006-4A, Cl INC
         0.000%, 04/15/18 (A)                                         2,500               376
   Marathon CLO, Ser 2005-2A, Cl B
         4.004%, 12/22/08 (A) (C)                                     1,200               864
   Marathon CLO, Ser 2005-2A, Cl INC
         0.000%, 12/20/19 (A)                                         3,000             1,260

                                                              Face Amount       Market Value
Description                                                  ($ Thousands)     ($ Thousands)
--------------------------------------------------------    ---------------   ---------------
   Marlborough Street CLO, Ser 2007-1A,
      Cl INC
         0.000%, 04/18/19 (A)                               $         2,400   $           920
   Peritus I CDO, Ser 2005-1A, Cl C
         9.000%, 05/24/15 (A)                                        13,171             6,454
   Sands Point Funding, Ser 2006-1A,
      Cl C
         3.585%, 10/20/08 (A) (C)                                       640               351
   Stanfield Bristol CLO, Ser 2005-1A,
      Cl SUB
         0.000%, 10/15/19 (A)                                         6,300             1,890
   Stanfield Daytona CLO
         0.000%, 04/27/21                                             3,200             1,056
   Stanfield Veyron CLO, Ser 2006-1A,
      Cl SUB
         0.000%, 07/15/18                                             2,300               449
   Tralee CDO, Ser 2007-1A, Cl SUB
         0.000%, 04/16/22 (A)                                         2,700             1,134
                                                                              ---------------
                                                                                       61,723
                                                                              ---------------
Total Collateralized Debt Obligations
   (Cost $109,137) ($ Thousands)                                                       61,723
                                                                              ---------------
PREFERRED STOCK -- 0.4%
   CIFC Funding, Ser 2006-I, Cl I
         0.000%, 10/20/20 (A) (C)                                     2,300               852
   CIFC Funding, Ser 2006-II
         0.000%, 03/01/21 (A) (C)                                     3,000             1,080
   Peritus I CDO
         0.000%, 12/19/17                                             3,750               188
   Rockwall Investors
         0.000%, 08/01/21 (A) (C)                                     4,000             1,480
   Whitehorse II
         0.000%, 0315/2013 (A) (C)                                    3,000               780
                                                                              ---------------
Total Preferred Stock
   (Cost $8,451) ($ Thousands)                                                          4,380
                                                                              ---------------
CONVERTIBLE BONDS -- 0.1%
   Flextronics International CV to 64.4122
         1.000%, 08/01/10                                               905               792
   Freeport-McMoRan Copper & Gold
         6.750%, 05/01/10                                                 6               488
   Mirant
         0.000%, 07/15/07                                             1,150                 2
   Mirant CV to 14.7167
         0.000%, 06/15/21 (B)                                         2,200                 4
                                                                              ---------------
Total Convertible Bonds
   (Cost $1,807) ($ Thousands)                                                          1,286
                                                                              ---------------

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                                                                Market Value
Description                                                     Shares         ($ Thousands)
---------------------------------------------------------   ---------------   ---------------

COMMON STOCK -- 0.3%
Armstrong World Industries (B)                                        6,237   $           180
Core-Mark Holding* (B)                                               13,788               345
Dana, Ser B*                                                            548               345
Dana Holding* (B)                                                    53,322               258
Federal Mogul, Cl A*                                                 34,017               427
Huntsman                                                              8,061               102
Mirant* (B)                                                           4,276                79
Northwest Airlines*                                                   2,451                22
Owens Corning*                                                       24,229               580
Shreveport Gaming Holdings                                           13,948               251
Solutia* (B)                                                         26,089               365
Winn-Dixie Stores* (B)                                                8,445               118
                                                                              ---------------
Total Common Stock
   (Cost $4,015) ($ Thousands)                                                          3,072
                                                                              ---------------

                                                               Number of
                                                               Warrants
                                                            ---------------
WARRANT -- 0.0%
   Grande Communications,
      Expires 04/01/11*                                                 850                 8
                                                                              ---------------
Total Warrant
   (Cost $8) ($ Thousands)                                                                  8
                                                                              ---------------
AFFILIATED PARTNERSHIP -- 12.1%
   SEI Liquidity Fund, L.P.,
      2.590%** + (G)                                            131,993,530           129,893
                                                                              ---------------
Total Affiliated Partnership
   (Cost $131,994) ($ Thousands)                                                      129,893
                                                                              ---------------
CASH EQUIVALENT -- 3.6%
   SEI Daily Income Trust,
      Prime Obligation Fund,
      Cl A, 2.350%**+                                            38,443,439            38,443
                                                                              ---------------
Total Cash Equivalent
   (Cost $38,443) ($ Thousands)                                                        38,443
                                                                              ---------------
Total Investments -- 111.6%
   (Cost $1,436,891) ($ Thousands)                                            $     1,200,807
                                                                              ===============

Description
---------------------------------------------------------

Percentages are based on Net Assets of $1,076,426 ($ Thousands).

*    Non-income producing security.

**   Rate shown is the 7-day effective yield as of September 30, 2008.

+    Investment in Affiliated Security (see Note 3).

++   Real Estate Investment Trust

(A) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B) This security or a partial position of this security is on loan at September 30, 2008. The total market value of securities on loan at September 30, 2008 was $120,609 ($ Thousands).

(C) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effects as of September 30, 2008. The date reported on the Schedule of Investments is the next reset date.

(D) Step Bonds -- The rate reflected on the Schedule of Investments is the effective yield on September 30, 2008. The coupon on a step bond changes on a specified date.

(E)  Security in default on interest payments.

(F)  Unsettled bank loan. Interest rate not available.

(G) This security was purchased with cash collateral held from securities on loan (see Note 7). The total market value of such securities as of September 30, 2008 was $129,893 ($ Thousands).

CDO   -- Collateralized Debt Obligation
Cl    -- Class
CLO   -- Collateralized Loan Obligation
CMO   -- Collateralized Mortgage Obligation
CV    -- Convertible Security
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA  -- Federal National Mortgage Association
IO    -- Interest Only. Face amount represents notional amount
LLC   -- Limited Liability Company
L.P.  -- Limited Partnership
MTN   -- Medium Term Note
PIK   -- Payment-in-Kind
PLC   -- Public Limited Company
Ser   -- Series

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

Statements of Assets and Liabilities ($ Thousands)

September 30, 2008

                                                                 LARGE CAP              LARGE CAP            TAX-MANAGED
                                                                 VALUE FUND            GROWTH FUND         LARGE CAP FUND
                                                             --------------------  --------------------  --------------------
ASSETS:
      Investments at value+                                  $          2,353,033* $          2,458,245* $          2,114,419*
      Affiliated investment, at value++                                   419,566               270,731               331,819
      Cash                                                                     47                     4                    28
      Foreign currency, at value+++                                            --                    --                    --
      Restricted cash held for securities sold short                           --                    --                    --
      Receivable for investment securities sold                            33,400                17,521                19,048
      Receivable for fund shares sold                                       2,364                 2,791                 2,704
      Dividends and interest receivable                                     4,653                 2,565                 3,012
      Receivable for variation margin                                       1,301                 1,259                32,939
      Unrealized gain on foreign spot currency contracts                       --                    --                    --
      Receivable for shareholder servicing fees Class A                        --                    --                    --
      Prepaid expenses                                                         22                    13                    16
                                                             --------------------  --------------------  --------------------
      Total Assets                                                      2,814,386             2,753,129             2,503,985
                                                             --------------------  --------------------  --------------------
LIABILITIES:
      Payable upon return on securities loaned                            381,978               238,690               302,154
      Payable for securities sold short++++                                    --                    --                    --
      Payable for investment securities purchased                          29,814                23,014                12,505
      Payable for fund shares redeemed                                      8,730                 9,605                 3,759
      Payable to custodian                                                     --                    --                    --
      Payable for variation margin                                             --                    --                31,630
      Margin call                                                              --                    --                    --
      Administration fees payable                                             730                   779                   664
      Investment advisory fees payable                                        602                   787                   624
      Shareholder servicing fees payable Class A                              517                   351                   352
      Shareholder servicing fees payable Class E                               --                    --                    --
      Shareholder servicing fees payable Class I                                2                     2                    --
      Chief Compliance Officer fees payable                                     8                     8                     7
      Overdraft of foreign currency, at value+++                               --                    --                    --
      Administration servicing fees payable Class I                             2                     1                    --
      Swap contracts, at value+++++                                            --                    --                    --
      Accrued expense payable                                                 131                   145                   121
                                                             --------------------  --------------------  --------------------
      Total Liabilities                                                   422,514               273,382               351,816
                                                             --------------------  --------------------  --------------------
      Net Assets                                             $          2,391,872  $          2,479,747  $          2,152,169
                                                             --------------------  --------------------  --------------------
    + Cost of investments                                               2,462,669             2,443,524             2,085,569
   ++ Cost of affiliated investments                                      425,333               274,605               336,406
  +++ Cost of foreign currency                                                 --                    --                    --
 ++++ Proceeds from securities sold short                                      --                    --                    --
+++++ Premiums received/(paid)                                                 --                    --                    --
    * Includes market value of securities on loan                         395,738               244,955               315,154
NET ASSETS:
      Paid-in Capital -- (unlimited authorization -- no par
         value)                                              $          2,579,688  $          3,570,522  $          2,434,852
      Undistributed (distributions in excess of) net
         investment income                                                 13,493                 2,427                 6,493
      Accumulated net realized gain (loss) on investments,
         securities sold short, option contracts, futures,
         swap contracts and foreign currency                              (85,394)           (1,103,616)             (312,449)
      Net unrealized appreciation (depreciation) on
         investments, affiliated investments, securities
         sold short and option contracts                                 (115,403)               10,847                24,263
      Net unrealized depreciation on futures contracts                       (512)                 (433)                 (990)
      Net unrealized depreciation on swap contracts                            --                    --                    --
      Net unrealized appreciation (depreciation) on forward
         foreign currency contracts, foreign currencies and
         translation of other assets and liabilities
         denominated in foreign currencies                                     --                    --                    --
                                                             --------------------  --------------------  --------------------
      Net Assets                                             $          2,391,872           $ 2,479,747  $          2,152,169
                                                             --------------------  --------------------  --------------------
Net Asset Value, Offering and Redemption Price Per Share --
   Class A                                                   $              15.79           $     18.39  $              11.08
                                                                ($2,381,010,831 /     ($2,472,051,781 /     ($2,148,949,299 /
                                                              150,766,606 shares)   134,423,069 shares)   193,938,870 shares)
                                                             --------------------  --------------------  --------------------
Net Asset Value, Offering and Redemption Price Per Share --
   Class E                                                                    N/A                   N/A                   N/A


                                                             --------------------  --------------------  --------------------
Net Asset Value, Offering and Redemption Price Per Share --
   Class I                                                   $              15.78  $              18.20                   N/A
                                                                   ($10,861,400 /         ($7,695,327 /
                                                                  688,187 shares)       422,846 shares)
                                                             --------------------  --------------------  --------------------
Net Asset Value, Offering and Redemption Price Per Share --
   Class Y                                                                    N/A                   N/A  $              11.24
                                                                                                                ($3,219,764 /
                                                                                                              286,477 shares)
                                                             --------------------  --------------------  --------------------

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

LARGE CAP DIVERSIFIED        S&P 500            SMALL CAP            SMALL CAP          TAX-MANAGED
     ALPHA FUND            INDEX FUND           VALUE FUND          GROWTH FUND       SMALL CAP FUND
---------------------  ------------------  -------------------  ------------------  ------------------

$          1,419,615   $        1,258,721* $           837,692* $          633,112* $          312,880*
              71,010              170,898              297,330             219,684              23,791
                  --                    7                   --                 115                   3
                  --                   --                   18                  --                  --
               1,862                   --                   --                  --                  --
              81,775                3,453                6,690               8,628               4,225
              19,249                4,580                  654                 981                 305
               2,171                1,911                1,317                 414                 321
              10,190                  889                  973                 363                 301
                  --                   --                   --                   3                  --
                  --                   16                   --                  --                  --
                  10                  112                   --                   5                   2
--------------------   ------------------  -------------------  ------------------  ------------------
           1,605,882            1,440,587            1,144,674             863,305             341,828
--------------------   ------------------  -------------------  ------------------  ------------------

                  --              160,666              275,446             209,560              18,232
             172,475                   --                   --                  --                  --
             173,874                2,349                9,713               8,619               3,593
                 606                3,119                3,644               2,772               1,142
               1,503                   --                   89                  --                  --
                 684                   --                   --                  --                  --
               2,050                   --                   --                  --                  --
                 381                  231                  262                 206                 100
                 430                   33                  481                 372                 147
                 193                   --                   88                 111                  71
                  --                   52                   --                  --                  --
                  --                    1                    2                   1                  --
                   4                    8                    3                   2                   1
                  17                   --                   --                  --                  --
                  --                    1                    2                   1                  --
               2,889                   --                   --                  --                  --
                  72                   76                   57                  36                  22
--------------------   ------------------  -------------------  ------------------  ------------------
             355,178              166,536              289,787             221,680              23,308
--------------------   ------------------  -------------------  ------------------  ------------------
$          1,250,704   $        1,274,051  $           854,887  $          641,625  $          318,520
--------------------   ------------------  -------------------  ------------------  ------------------
           1,588,609              724,826              866,581             742,998             332,223
              71,010              173,798              301,707             223,030              24,017
                  19                   --                   17                  --                  --
            (207,537)                  --                   --                  --                  --
                 612                   --                   --                  --                  --
                  --              164,681              273,301             204,338              18,009


$          1,588,027   $          739,512  $           929,123  $          862,642  $          353,750

               2,555                6,651                1,491                (992)                401


            (188,737)              (1,441)             (41,686)           (106,518)            (15,847)


            (133,932)             530,995              (33,266)           (113,232)            (19,569)
             (13,709)              (1,666)                (775)               (268)               (215)
              (3,501)                  --                   --                  --                  --



                   1                   --                   --                  (7)                 --
--------------------   ------------------  -------------------  ------------------  ------------------
$          1,250,704   $        1,274,051  $           854,887  $          641,625  $          318,520
--------------------   ------------------  -------------------  ------------------  ------------------

$               8.23   $            32.43  $             15.38  $            13.98  $            10.16
   ($1,250,304,149 /      ($462,947,498 /      ($846,492,024 /     ($638,256,375 /     ($318,519,823 /
 151,982,418 shares)    14,277,144 shares)  55,022,401 shares)  45,664,140 shares)  31,342,355 shares)
--------------------   ------------------  -------------------  ------------------  ------------------

                 N/A   $            32.54                  N/A                 N/A                 N/A
                          ($805,605,511 /
                        24,757,294 shares)
--------------------   ------------------  -------------------  ------------------  ------------------

$               8.22   $            32.47  $             15.29  $            13.71                 N/A
         ($400,332 /        ($5,498,152 /        ($8,395,332 /       ($3,368,358 /
      48,676 shares)      169,345 shares)      549,148 shares)     245,684 shares)
--------------------   ------------------  -------------------  ------------------  ------------------

                 N/A                  N/A                  N/A                 N/A                 N/A


--------------------   ------------------  -------------------  ------------------  ------------------

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

Statements of Assets and Liabilities ($ Thousands)

September 30, 2008

                                                                 SMALL/MID CAP
                                                               DIVERSIFIED ALPHA        MID-CAP           U.S. MANAGED
                                                                     FUND                 FUND           VOLATILITY FUND
                                                              ------------------   -----------------   ------------------
ASSETS:
      Investments at value+                                   $          117,080   $         123,204*  $          448,804
      Affiliated investment, at value++                                   11,807              27,799                2,859
      Repurchase agreement+                                                   --                  --                   --
      Cash                                                                    --                   6                   28
      Foreign currency, at value+++                                           --                  --                   --
      Cash collateral on futures                                              --                  --                   --
      Cash collateral on swaps                                                --                  --                   --
      Restricted cash held for securities sold short                          17                  --                   --
      Receivable for investment securities sold                            8,331                 487                8,646
      Receivable for fund shares sold                                      1,006                 229                3,068
      Dividends and interest receivable                                      188                 234                  641
      Receivable for variation margin                                      1,042                 115                  122
      Receivable for unsettled foreign currency contract                      --                  --                   --
      Swap contracts, at value+++++                                          653                  --                   --
      Receivable shareholder services fees Class A                            --                  --                   --
      Unrealized gain on forward foreign currency contracts                   --                  --                   --
      Prepaid expenses                                                         1                  --                    3
                                                              ------------------   -----------------   ------------------
      Total Assets                                                       140,125             152,074              464,171
                                                              ------------------   -----------------   ------------------
LIABILITIES:
      Payable upon return on securities loaned                                --              25,218                   --
      Payable for securities sold short++++                                7,010                  --                   --
      Payable for investment securities purchased                         24,076                  --                4,278
      Payable for fund shares redeemed                                       134                 174                  805
      Payable to custodian                                                 1,005                  --                   --
      Payable for variation margin                                           116                  --                   --
      Margin call                                                            580                  --                   --
      Administration fees payable                                             33                  41                  140
      Investment advisory fees payable                                        57                  48                  158
      Shareholder servicing fees payable Class A                              21                  22                   88
      Shareholder servicing fees payable Class I                              --                  --                   --
      Chief Compliance Officer fees payable                                   --                  --                    2
      Overdraft of foreign currency, at value+++                              --                  --                   --
      Administration servicing fees payable Class I                           --                  --                   --
      Income distribution payable                                             --                  --                   --
      Swap contracts, at value+++++                                        1,072                  --                   --
      Options written, at value #                                             --                  --                   --
      Swaptions written, at value@                                            --                  --                   --
      Unrealized loss on forward foreign currency contracts                   --                  --                   --
      Accrued expense payable                                                 10                  10                   26
                                                              ------------------   -----------------   ------------------
      Total Liabilities                                                   34,114              25,513                5,497
                                                              ------------------   -----------------   ------------------
      Net Assets                                              $          106,011   $         126,561   $          458,674
                                                              ------------------   -----------------   ------------------
    + Cost of investments and repurchase agreements                      133,676             144,698              467,357
   ++ Cost of affiliated investments                                      11,807              28,161                2,859
  +++ Cost of foreign currency/(overdraft of foreign
         currency)                                                            --                  --                   --
 ++++ Proceeds from securities sold short                                 (8,258)                 --                   --
+++++ Premiums received/(paid)                                               462                  --                   --
    # Premiums received                                                       --                  --                   --
    @ Premiums received                                                       --                  --                   --
    * Includes market value of securities on loan                             --              25,129                   --
      NET ASSETS:
      Paid-in Capital -- (unlimited authorization -- no par
         value)                                               $          144,141   $         165,843   $          487,933
      Undistributed (distributions in excess of) net
         investment income                                                    19                 236                1,257
      Accumulated net realized loss on investments,
         securities sold short, option contracts, futures,
         swap contracts, swaptions and foreign currency                  (20,731)            (17,562)             (11,912)
      Net unrealized depreciation on investments,
         affiliated investments, securities sold short and
         option contracts                                                (15,348)            (21,856)             (18,553)
      Net unrealized appreciation (depreciation) on futures
         contracts                                                        (1,196)               (100)                 (51)
      Net unrealized appreciation (depreciation) on swaps                   (881)                 --                   --
      Net unrealized depreciation on swaptions                                --                  --                   --
      Net unrealized appreciation (depreciation) on forward
         foreign currency contracts, foreign currencies and
         translation of other assets and liabilities
         denominated in foreign currencies                                     7                  --                   --
                                                              ------------------   -----------------   ------------------
      Net Assets                                              $          106,011   $         126,561   $          458,674
                                                              ------------------   -----------------   ------------------
      Net Asset Value, Offering and Redemption Price Per
         Share -- Class A                                     $             7.23   $           14.87   $            11.25
                                                                 ($105,993,078 /     ($126,509,478 /      ($458,668,599 /
                                                               14,666,319 shares)   8,510,113 shares)   40,786,449 shares)
                                                              ------------------   -----------------   ------------------
      Net Asset Value, Offering and Redemption Price Per
         Share -- Class I                                     $             7.23   $           14.86   $            11.24
                                                                      ($17,544 /          ($51,810 /            ($5,692 /
                                                                    2,428 shares)     3,485.4 shares)        506.5 shares)
                                                              ------------------   -----------------   ------------------

Amounts designated as "--" are $0 or have been rounded to $0.

(1) The Tax-Managed Managed Volatility Fund commenced operations on December 20, 2007.

The accompanying notes are an integral part of the financial statements.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

 GLOBAL MANAGED     TAX-MANAGED MANAGED       REAL ESTATE            ENHANCED            CORE FIXED            HIGH YIELD
 VOLATILITY FUND     VOLATILITY FUND(1)           FUND             INCOME FUND           INCOME FUND            BOND FUND
-----------------   -------------------   -------------------   -----------------   --------------------   ------------------
$         191,599   $            88,868   $           236,622*  $         297,313   $          4,376,913*  $        1,032,471*
            1,809                 8,445               121,655              12,132                263,523              168,336
               --                    --                    --              14,300                 29,700                   --
            3,356                     2                     6               1,955                     --                   --
               --                    --                    26                  --                     --                   --
               --                    --                    --                 700                     --                   --
               --                    --                    --                 211                     --                   --
               --                    --                    --                  --                     --                   --
            1,911                    10                 3,210               4,261                410,834               10,178
            1,899                   645                 2,478                 370                  2,030                  612
            2,126                   214                 1,124               1,950                 33,024               26,700
              118                   220                    --                 585                  4,171                   --
              443                    --                    --                  --                     --                   --
               --                    --                    --                 110                 17,846                   --
               --                    --                    --                  53                     --                   --
            2,006                    --                    --               6,716                  4,783                   --
                2                    --                     2                   3                     25                    3
-----------------   -------------------   -------------------   -----------------   --------------------   ------------------
          205,269                98,404               365,123             340,659              5,142,849            1,238,300
-----------------   -------------------   -------------------   -----------------   --------------------   ------------------
               --                    --               110,583                  --                212,704              131,994
               --                    --                    --                  --                     --                   --
               --                 1,304                 1,808              13,200              1,110,888               12,135
              273                   504                 1,094               4,436                 33,864               12,052
               --                    --                    --                  --                 22,919                4,302
               59                    --                    --                  --                  7,339                   --
               --                    --                    --                 211                  1,583                   --
               59                    26                    75                  62                    887                  332
              110                    29                   133                 163                    834                  406
               42                    13                    18                  --                    385                    6
               --                    --                    --                  --                      2                   --
                1                    --                     1                   1                     11                    3
              111                    --                    --                  --                  1,242                   --
               --                    --                    --                  --                      1                   --
               --                    --                    --                  --                    797                  529
               --                    --                    --                  --                 48,555                   --
               --                    --                    --                  --                  3,646                   --
               --                    --                    --                  --                  2,125                   --
              426                    --                    --               7,739                     --                   --
               22                     5                    27                  36                    344                  115
-----------------   -------------------   -------------------   -----------------   --------------------   ------------------
            1,103                 1,881               113,739              25,848              1,448,126              161,874
-----------------   -------------------   -------------------   -----------------   --------------------   ------------------
$         204,166   $            96,523   $           251,384   $         314,811   $          3,694,723   $        1,076,426
-----------------   -------------------   -------------------   -----------------   --------------------   ------------------
          202,700                92,131               246,383             378,020              4,769,487            1,266,454
            1,809                 8,445               123,281              12,132                267,431              170,437

              320                    --                    26                  --                 (1,486)                  --
               --                    --                    --                  --                     --                   --
               --                    --                    --                  --                (26,734)                  --
               --                    --                    --                  --                 (2,347)                  --
               --                    --                    --                  --                   (719)                  --
               --                    --               114,040                  --                187,345              120,609


$         236,935   $           103,166   $           274,358   $         412,335   $          4,123,716   $        1,546,482

           (4,095)                  369                 3,186               1,684                 (8,518)             (15,209)


          (18,996)               (3,631)              (14,772)            (31,922)               (59,484)            (218,763)


          (11,101)               (3,263)              (11,387)            (66,407)              (368,081)            (236,084)

              (88)                 (118)                   --                  31                  7,937                   --
               --                    --                    --                 110                 (3,975)                  --
               --                    --                    --                  --                 (1,406)                  --



            1,511                    --                    (1)             (1,020)                 4,534                   --
-----------------   -------------------   -------------------   -----------------   --------------------   ------------------
$         204,166   $            96,523   $           251,384   $         314,811   $          3,694,723   $        1,076,426
-----------------   -------------------   -------------------   -----------------   --------------------   ------------------
$            9.07   $              9.02   $             13.73   $            8.21   $               9.37   $             6.57
  ($204,155,785 /        ($96,522,675 /       ($251,359,210 /       314,794,468 /      ($3,686,633,437 /    ($1,076,379,362 /
22,519,538 shares)    10,705,851 shares)    18,307,160 shares)  38,340,532 shares)    393,580,591 shares)  163,842,146 shares)
-----------------   -------------------   -------------------   -----------------   --------------------   ------------------
$            9.02                   N/A   $             13.72   $            8.20   $               9.36   $             6.58
        ($9,903 /                                  ($25,285 /          ($16,206 /          ($8,089,905 /           ($46,745 /
     1,098 shares)                             1,842.3 shares)       1,976 shares)        863,968 shares)        7,104 shares)
-----------------   -------------------   -------------------   -----------------   --------------------   ------------------

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

Statements of Operations ($ Thousands)

For the year or period ended September 30, 2008

                                                               LARGE CAP    LARGE CAP      TAX-MANAGED
                                                              VALUE FUND   GROWTH FUND   LARGE CAP FUND
                                                              ----------   -----------   --------------
INVESTMENT INCOME:
   Dividends                                                  $  85,513     $  35,584     $  48,475
   Dividends from Affiliated Investments*                         2,058         2,528         2,255
   Interest Income                                                  142           495           287
   Securities Lending Income -- Net**                             1,877         1,424         1,448
   Less: Foreign Taxes Withheld                                     (50)          (63)          (65)
                                                              ---------     ---------     ---------
   Total Investment Income                                       89,540        39,968        52,400
                                                              ---------     ---------     ---------
EXPENSES:
   Investment Advisory Fees                                      10,589        12,818        10,457
   Administration Fees                                           10,589        11,216         9,142***
   Shareholder Servicing Fees (A)                                 7,522         7,977         6,526
   Shareholder Servicing Fees (E)                                    --            --            --
   Shareholder Servicing Fees (I)                                    41            34            --
   Shareholder Servicing Fees (Y)                                    --            --             6
   Trustee Fees                                                      47            50            40
   Administration Servicing Fees (I)                                 41            34            --
   Chief Compliance Officer Fees                                      7            17             8
   Printing Fees                                                    172           194           155
   Custodian/Wire Agent Fees                                        161           182           148
   Professional Fees                                                114           144            99
   Registration Fees                                                 41            66            28
   Dividend Expense on Short Sales                                   --            --            --
   Interest Expense on Short Sales                                   --            --            --
   Licensing Fees                                                    --            --            --
   Other Expenses                                                    79            86            70
                                                              ---------     ---------     ---------
   Total Expenses                                                29,403        32,818        26,679
                                                              ---------     ---------     ---------
   Less:
   Waiver of Investment Advisory Fees                            (1,944)       (1,833)       (2,216)
   Waiver of Shareholder Servicing Fees (A)                        (847)       (2,657)       (1,437)
   Waiver of Shareholder Servicing Fees (E)                          --            --            --
   Waiver of Shareholder Servicing Fees (I)                          (4)           (8)           --
   Waiver of Shareholder Servicing Fees (Y)                          --            --            (2)
   Waiver of Administration Fees                                     --            --            --
   Fees Paid Indirectly                                             (61)         (200)         (116)
                                                              ---------     ---------     ---------
   Net Expenses                                                  26,547        28,120        22,908
                                                              ---------     ---------     ---------
NET INVESTMENT INCOME                                            62,993        11,848        29,492
                                                              ---------     ---------     ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   NET REALIZED GAIN (LOSS) ON:
   Investments                                                  (28,611)       59,301         8,953
   Securities Sold Short                                             --            --            --
   Futures Contracts                                            (13,229)      (15,744)      (10,809)
   Written Options                                                   --            --            --
   Swap Contracts                                                    --            --            --
   Foreign Currency Transactions                                     --            --            --
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
   Investments                                                 (917,633)     (801,835)     (708,486)
   Affiliated Investments                                        (5,767)       (3,874)       (4,587)
   Securities Sold Short                                             --            --            --
   Futures Contracts                                             (1,354)       (1,406)       (3,604)
   Written Options                                                   --            --            --
   Swap Contracts                                                    --            --            --
   Foreign Currency and Translation of Other Assets and
      Liabilities Denominated in Foreign Currencies                  --            --            --
                                                              ---------     ---------     ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(903,601)    $(751,710)    $(689,041)
                                                              ---------     ---------     ---------

Amounts designated as "--" are $0 or have been rounded to $0.

*    See Note 3 in Notes to Financial Statements.

**   Affiliated.

***  Fees relate to Class A only

The accompanying notes are an integral part of the financial statements.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

 LARGE CAP
DIVERSIFIED     S&P 500     SMALL CAP    SMALL CAP      TAX-MANAGED
 ALPHA FUND   INDEX FUND   VALUE FUND   GROWTH FUND   SMALL CAP FUND
-----------   ----------   ----------   -----------   --------------

 $  24,407    $  31,192    $  13,493     $   6,648       $  4,202
     4,264        1,082        1,103           660            664
     9,568           70          108           373             27
        --          847        1,755         2,615            819
       (38)          --          (34)           --             (4)
 ---------    ---------    ---------     ---------       --------
    38,201       33,191       16,425        10,296          5,708
 ---------    ---------    ---------     ---------       --------

     5,947          454        6,379         5,811          2,436
     5,314        3,329        3,435         3,129          1,312
     3,795        1,475        2,428         2,222            937
        --        2,313           --            --             --
         1           21           25            14             --
        --           --           --            --             --
        23           24           15            14              6
         1           21           25            14             --
         4           15           13             2              1
        93          130           64            50             23
        96          100           56            59             22
        57           20           64            42             19
        11           29           46            23              6
     4,322           --           --            --             --
     1,697           --           --            --             --
        --           81           --            --             --
        49           43           35            31             21
 ---------    ---------    ---------     ---------       --------
    21,410        8,055       12,585        11,411          4,783
 ---------    ---------    ---------     ---------       --------

       (50)          --          (15)          (96)          (511)
      (916)        (555)      (1,265)       (1,243)           (18)
        --       (2,313)          --            --             --
        --           (8)         (12)           --             --
        --           --           --            --             --
        --         (399)          --            --             --
        --           --         (210)         (133)           (93)
 ---------    ---------    ---------     ---------       --------
    20,444        4,780       11,083         9,939          4,161
 ---------    ---------    ---------     ---------       --------
    17,757       28,411        5,342           357          1,547
 ---------    ---------    ---------     ---------       --------


  (106,881)      21,702      (19,027)      (76,610)        (8,852)
    26,844           --           --            --             --
   (56,638)      (6,679)      (3,478)         (225)        (2,234)
         7           --           --            --             --
   (27,127)          --           --            --             --
        --           --          (11)         (106)            --

  (316,639)    (411,197)    (152,450)     (233,380)       (88,960)
        --       (2,900)      (4,377)       (3,346)          (227)
    39,397           --           --            --             --
   (24,211)      (3,334)      (1,481)         (592)          (670)
        35           --           --            --             --
    (1,055)          --           --            --             --

         2           --           --           (63)            --
 ---------    ---------    ---------     ---------       --------
 $(448,509)   $(373,997)   $(175,482)    $(313,965)      $(99,396)
 ---------    ---------    ---------     ---------       --------

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

Statements of Operations ($ Thousands)

For the year or period ended September 30, 2008


                                                              SMALL/MID CAP              U.S. MANAGED
                                                               DIVERSIFIED    MID-CAP     VOLATILITY
                                                                ALPHA FUND      FUND         FUND
                                                              -------------   --------   ------------
INVESTMENT INCOME:
   Dividends                                                    $  1,712      $  2,496     $  9,049
   Dividends from Affiliated Investments*                            389           137          759
   Interest Income                                                   642            11           29
   Securities Lending Income -- Net**                                 --            50           --
   Less: Foreign Taxes Withheld                                       (9)           --          (71)
                                                                --------      --------     --------
   Total Investment Income                                         2,734         2,694        9,766
                                                                --------      --------     --------
EXPENSES:
   Investment Advisory Fees                                          945           675        3,440
   Administration Fees                                               441           590        1,852
   Shareholder Servicing Fees (A)                                    315           422        1,323
   Shareholder Servicing Fees (I)                                     --            --           --
   Trustee Fees                                                        2             3            8
   Administration Servicing Fees (I)                                  --            --           --
   Chief Compliance Officer Fees                                      --             2            2
   Dividend Expense on Short Sales                                   149            --           --
   Interest Expense on Short Sales                                   130            --           --
   Registration Fees                                                  12             3            3
   Printing Fees                                                       9            11           34
   Custodian/Wire Agent Fees                                           7            10           34
   Professional Fees                                                   6             7           22
   Interest Expense                                                   --            --           --
   Overdraft fees                                                     --            --           --
   Other Expenses                                                     17             8           15
                                                                --------      --------     --------
   Total Expenses                                                  2,033         1,731        6,733
                                                                --------      --------     --------
   Less:
   Waiver of Investment Advisory Fees                               (184)           --       (1,348)
   Waiver of Shareholder Servicing Fees (A)                          (56)          (16)         (93)
   Waiver of Shareholder Servicing Fees (E)                           --            --           --
   Waiver of Shareholder Servicing Fees (I)                           --            --           --
   Waiver of Administration Fees                                      --            --           --
   Fees Paid Indirectly                                               (3)           --           --
                                                                --------      --------     --------
   Net Expenses                                                    1,790         1,715        5,292
                                                                --------      --------     --------
NET INVESTMENT INCOME                                                944           979        4,474
                                                                --------      --------     --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   NET REALIZED GAIN (LOSS) ON:
   Investments                                                   (14,112)      (16,211)      (2,535)
   Securities Sold Short                                           1,420            --           --
   Futures Contracts                                              (4,259)         (993)      (2,782)
   Written Options                                                    (2)           --           --
   Swaptions                                                          --            --           --
   Swap Contracts                                                 (5,659)           --           --
   Foreign Currency Transactions                                      (5)           --           --
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
   Investments                                                   (17,275)      (28,715)     (67,045)
   Affiliated Investments                                             --          (362)          --
   Securities Sold Short                                             364            --           --
   Futures Contracts                                              (1,333)         (170)        (780)
   Written Options                                                     6            --           --
   Swaptions                                                          --            --           --
   Swap Contracts                                                    275            --           --
   Foreign Currency and Translation of Other Assets and
      Liabilities Denominated in Foreign Currencies                    7            --           --
                                                                --------      --------     --------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $(39,629)     $(45,472)    $(68,668)
                                                                --------      --------     --------

Amounts designated as "--" are $0 or have been rounded to $0.

*    See Note 3 in Notes to Financial Statements.

**   Affiliated.

(1) The Tax-Managed Managed Volatility Fund commenced operations on December 20, 2007.

The accompanying notes are an integral part of the financial statements.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

  GLOBAL     TAX-MANAGED
  MANAGED      MANAGED       REAL
VOLATILITY    VOLATILITY    ESTATE      ENHANCED     CORE FIXED   HIGH YIELD
   FUND        FUND(1)       FUND     INCOME FUND   INCOME FUND    BOND FUND
----------   -----------   --------   -----------   -----------   ----------

 $  5,508      $ 1,142     $  4,158    $     38      $      64    $  10,917
      156          127          409         770          2,978        1,843
      159            7           --      25,689        241,758      105,387
       --           --          412          --          3,295        1,294
     (363)          (6)         (33)        (10)           (40)         (25)
 --------      -------     --------    --------      ---------    ---------
    5,460        1,270        4,946      26,487        248,055      119,416
 --------      -------     --------    --------      ---------    ---------

    1,514          342        1,621       1,767         11,807        6,060
      816          184          873       1,546         12,021        4,351
      582          132          624       1,104         10,711        3,108
       --           --           --          --             22           --
        4            1            4           7             67           19
       --           --           --          --             22           --
        1            1            1           1             13            9
       --           --           --          --             --           --
       --           --           --          --             --           --
       --           --            1           3             63           39
       14            4           15          26            260           86
       40            5           16          29            259           75
        9            3           10          16            182           75
       --           --           --          --              6           --
       28           --           --          --             --           --
       50            1            5          99            621          201
 --------      -------     --------    --------      ---------    ---------
    3,058          673        3,170       4,598         36,054       14,023
 --------      -------     --------    --------      ---------    ---------

     (482)        (140)         (85)       (754)          (525)        (797)
       (4)          (7)        (256)     (1,157)        (7,194)      (2,317)
       --           --           --          --             --           --
       --           --           --          --            (16)          --
       --           --           --         (33)            --           --
       --           --          (15)         --             --           --
 --------      -------     --------    --------      ---------    ---------
    2,572          526        2,814       2,654         28,319       10,909
 --------      -------     --------    --------      ---------    ---------
    2,888          744        2,132      23,833        219,736      108,507
 --------      -------     --------    --------      ---------    ---------


  (12,397)      (2,127)      (4,335)    (19,068)        55,438      (55,543)
       --           --           --          --             --           --
   (2,527)      (1,504)          --      (6,951)        12,614           --
       --           --           --          --          7,703           --
       --           --           --          --            927           --
       --           --           --      (2,754)       (67,933)          --
   (6,086)          --          (12)     (4,725)        (2,437)          --

  (25,463)      (3,263)     (41,450)    (51,437)      (356,979)    (204,455)
       --           --       (1,626)         --         (3,909)      (2,101)
       --           --           --          --             --           --
     (351)        (118)          --         140          3,369           --
       --           --           --          --         (1,422)          --
       --           --           --          --           (756)          --
       --           --           --       1,419          5,880           --

    1,989           --           (2)      1,116          4,541           --
 --------      -------     --------    --------      ---------    ---------
 $(41,947)     $(6,268)    $(45,293)   $(58,427)     $(123,228)   $(153,592)
 --------      -------     --------    --------      ---------    ---------

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

Statements of Changes in Net Assets ($ Thousands)

For the years or period ended September 30,

                                                             LARGE CAP                   LARGE CAP                 TAX-MANAGED
                                                             VALUE FUND                 GROWTH FUND              LARGE CAP FUND
                                                     -------------------------   ------------------------   ------------------------
                                                         2008          2007          2008         2007         2008          2007
                                                     -----------   -----------   -----------   ----------   ----------   -----------
OPERATIONS:
   Net Investment Income (Loss)                      $    62,993   $    65,244   $    11,848   $    9,091   $   29,492   $   27,256
   Net Realized Gain (Loss) from Investments,
      Securities Sold Short, Futures Contracts,
      Written Options and Swap Contracts                 (41,840)      387,608        43,557      235,321       (1,856)     135,641
   Net Realized Loss on Foreign Currency
      Transactions                                            --            --            --           --           --           --
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments, Affiliated
      Investments, Securities Sold Short, Futures
      Contracts, Written Options and Swap
      Contracts                                         (924,754)       40,982      (807,115)     372,559     (716,677)     250,631
   Net Change in Unrealized Appreciation
      (Depreciation) on Foreign Currency and
      Translation of Other Assets and Liabilities
      Denominated in Foreign Currencies                       --            --            --           --           --           --
                                                     -----------   -----------   -----------   ----------   ----------   ----------
   Net Increase (Decrease) in Net Assets Resulting
      from Operations                                   (903,601)      493,834      (751,710)     616,971     (689,041)     413,528
                                                     -----------   -----------   -----------   ----------   ----------   ----------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
      Class A                                            (64,076)      (65,236)      (11,649)      (7,660)     (30,228)     (25,173)
      Class E                                                 --            --            --           --           --           --
      Class I                                               (330)         (491)          (14)          (5)          --           --
      Class Y                                                 --            --            --           --          (49)         (48)
   Net Realized Gains:
      Class A                                           (308,944)     (341,377)           --           --           --           --
      Class E                                                 --            --            --           --           --           --
      Class I                                             (2,094)       (2,981)           --           --           --           --
                                                     -----------   -----------   -----------   ----------   ----------   ----------
   Total Dividends and Distributions                    (375,444)     (410,085)      (11,663)      (7,665)     (30,277)     (25,221)
                                                     -----------   -----------   -----------   ----------   ----------   ----------
CAPITAL SHARE TRANSACTIONS(1):
   Class A:
      Proceeds from Shares Issued                        602,496       539,733       598,288      541,381      523,966      517,527
      Reinvestment of Dividends & Distributions          348,733       380,665        11,071        7,269       28,387       23,768
      Cost of Shares Redeemed                           (915,076)   (1,149,311)   (1,000,068)    (917,952)    (578,042)    (409,521)
                                                     -----------   -----------   -----------   ----------   ----------   ----------
   Increase (Decrease) in Net Assets Derived from
      Class A Transactions                                36,153      (228,913)     (390,709)    (369,302)     (25,689)     131,774
                                                     -----------   -----------   -----------   ----------   ----------   ----------
   Class E:
      Proceeds from Shares Issued                             --            --            --           --           --           --
      Reinvestment of Dividends & Distributions               --            --            --           --           --           --
      Cost of Shares Redeemed                                 --            --            --           --           --           --
                                                     -----------   -----------   -----------   ----------   ----------   ----------
   Increase (Decrease) in Net Assets Derived from
      Class E Transactions                                    --            --            --           --           --           --
                                                     -----------   -----------   -----------   ----------   ----------   ----------
   Class I:
      Proceeds from Shares Issued                          5,082        11,017         5,612        7,267           --           --
      Reinvestment of Dividends & Distributions            2,377         3,446            13            5           --           --
      Cost of Shares Redeemed                            (17,887)      (17,516)      (19,955)     (14,646)          --           --
                                                     -----------   -----------   -----------   ----------   ----------   ----------
   Increase (Decrease) in Net Assets Derived from
      Class I Transactions                               (10,428)       (3,053)      (14,330)      (7,374)          --           --
                                                     -----------   -----------   -----------   ----------   ----------   ----------
   Class Y:
      Proceeds from Shares Issued                             --            --            --           --          177           97
      Reinvestment of Dividends & Distributions               --            --            --           --           49           47
      Cost of Shares Redeemed                                 --            --            --           --         (627)        (713)
                                                     -----------   -----------   -----------   ----------   ----------   ----------
   Decrease in Net Assets Derived from Class Y
      Transactions                                            --            --            --           --         (401)        (569)
                                                     -----------   -----------   -----------   ----------   ----------   ----------
   Increase (Decrease) in Net Assets Derived from
      Capital Share Transactions                          25,725      (231,966)     (405,039)    (376,676)     (26,090)     131,205
                                                     -----------   -----------   -----------   ----------   ----------   ----------
   Net Increase (Decrease) in Net Assets              (1,253,320)     (148,217)   (1,168,412)     232,630     (745,408)     519,512
                                                     -----------   -----------   -----------   ----------   ----------   ----------
NET ASSETS:
   BEGINNING OF YEAR/PERIOD                            3,645,192     3,793,409     3,648,159    3,415,529    2,897,577    2,378,065
                                                     -----------   -----------   -----------   ----------   ----------   ----------
   END OF YEAR/PERIOD                                $ 2,391,872   $ 3,645,192   $ 2,479,747   $3,648,159   $2,152,169   $2,897,577
                                                     -----------   -----------   -----------   ----------   ----------   ----------
   UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
      NET INVESTMENT INCOME/(ACCUMULATED NET
      INVESTMENT LOSS) INCLUDED IN NET ASSETS AT
      PERIOD END                                     $    13,493   $    14,943   $     2,427   $    2,335   $    6,493   $    6,748
                                                     -----------   -----------   -----------   ----------   ----------   ----------

(1)  See Note 4 in Notes to Financial Statements for additional information.

(2) For the six months ended September 30, 2007. Effective September 14, 2007, the Fund's fiscal year end changed from March 31 to September 30.

(3) On September 14, 2007, the SEI Institutional Managed Trust acquired the assets of the SEI S&P 500 Index Fund in a tax-free reorganization.

(4)  For the year ended March 31.

(5) Includes realized gain of $4,368 ($ Thousands) due to in-kind redemptions (see Note 9).

(6) Includes realized gain of $2,168 ($ Thousands) due to in-kind redemptions (see Note 9).

The accompanying notes are an integral part of the financial statements.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

 LARGE CAP DIVERSIFIED                   S&P 500                           SMALL CAP                    SMALL CAP
       ALPHA FUND                     INDEX FUND(3)                        VALUE FUND                  GROWTH FUND
-----------------------   ------------------------------------      -----------------------      -----------------------
   2008         2007         2008        2007(2)      2007(4)          2008         2007            2008         2007
----------   ----------   ----------   ----------   ----------      ----------   ----------      ----------   ----------

$   17,757   $   16,920   $   28,411   $   14,373   $   33,720      $    5,342   $    2,232      $      357   $   (5,052)


  (163,795)      59,820       15,023       72,082       26,839(5)      (22,505)     161,341(6)      (76,835)     117,347(7)

        --           (1)          --           --           --             (11)          (4)           (106)        (293)




  (302,473)     108,322     (417,431)      58,964      144,755        (158,308)     (39,729)       (237,318)      79,583



         2            1           --           --           --              --           --             (63)          56
----------   ----------   ----------   ----------   ----------      ----------   ----------      ----------   ----------

  (448,509)     185,062     (373,997)     145,419      205,314        (175,482)     123,840        (313,965)     191,641
----------   ----------   ----------   ----------   ----------      ----------   ----------      ----------   ----------


   (19,433)     (15,519)     (11,020)      (2,463)     (10,300)         (3,805)      (7,396)           (728)          --
        --           --      (18,292)      (4,424)     (23,648)             --           --              --           --
        (5)          (2)        (142)         (50)        (200)            (27)         (67)             --           --

   (63,042)      (7,983)     (31,110)          --       (8,617)       (136,351)    (112,541)        (85,670)          --

        --           --      (51,009)          --      (17,342)             --           --              --           --
       (19)          --         (592)          --         (200)         (1,639)      (1,420)           (580)          --
----------   ----------   ----------   ----------   ----------      ----------   ----------      ----------   ----------
   (82,499)     (23,504)    (112,165)      (6,937)     (60,307)       (141,822)    (121,424)        (86,978)          --
----------   ----------   ----------   ----------   ----------      ----------   ----------      ----------   ----------
   510,287      731,868      364,642       54,359       99,732         261,960      252,503         180,243      268,659


    81,901       23,418       40,033        2,336       18,041         133,874      114,441          82,911           --
  (465,367)    (344,582)    (405,229)     (76,635)    (155,992)       (357,873)    (407,378)(8)    (380,544)    (415,459)(8)
----------   ----------   ----------   ----------   ----------      ----------   ----------      ----------   ----------

   126,821      410,704         (554)     (19,940)     (38,219)         37,961      (40,434)       (117,390)    (146,800)
----------   ----------   ----------   ----------   ----------      ----------   ----------      ----------   ----------

        --           --      138,713       61,905      109,388              --           --              --           --

        --           --       63,336        3,942       36,859              --           --              --           --
        --           --     (172,607)    (209,444)    (802,024)(8)          --           --              --           --
----------   ----------   ----------   ----------   ----------      ----------   ----------      ----------   ----------

        --           --       29,442     (143,597)    (655,777)             --           --              --           --
----------   ----------   ----------   ----------   ----------      ----------   ----------      ----------   ----------

        61          758        2,932        2,533        4,846           5,865        6,715           1,873        3,906

        24            3          734           50          400           1,652        1,479             573           --
       (35)        (304)      (8,507)      (4,795)      (5,071)         (9,403)      (8,531)         (5,811)      (8,663)
----------   ----------   ----------   ----------   ----------      ----------   ----------      ----------   ----------

        50          457       (4,841)      (2,212)         175          (1,886)        (337)         (3,365)      (4,757)
----------   ----------   ----------   ----------   ----------      ----------   ----------      ----------   ----------

        --           --           --           --           --              --           --              --           --
        --           --           --           --           --              --           --              --           --
        --           --           --           --           --              --           --              --           --
----------   ----------   ----------   ----------   ----------      ----------   ----------      ----------   ----------

        --           --           --           --           --              --           --              --           --
----------   ----------   ----------   ----------   ----------      ----------   ----------      ----------   ----------

   126,871      411,161       24,047     (165,749)    (693,821)         36,075      (40,771)       (120,755)    (151,557)
----------   ----------   ----------   ----------   ----------      ----------   ----------      ----------   ----------

  (404,137)     572,719     (462,115)     (27,267)    (548,814)       (281,229)     (38,355)       (521,698)      40,084
----------   ----------   ----------   ----------   ----------      ----------   ----------      ----------   ----------

 1,654,841    1,082,122    1,736,166    1,763,433    2,312,247       1,136,116    1,174,471       1,163,323    1,123,239
----------   ----------   ----------   ----------   ----------      ----------   ----------      ----------   ----------

$1,250,704   $1,654,841   $1,274,051   $1,736,166   $1,763,433      $  854,887   $1,136,116      $  641,625   $1,163,323
----------   ----------   ----------   ----------   ----------      ----------   ----------      ----------   ----------


$    2,555   $    4,550   $    6,651   $    7,544   $       --      $    1,491   $     (898)     $     (992)  $   (1,655)
----------   ----------   ----------   ----------   ----------      ----------   ----------      ----------   ----------

(7) Includes realized loss of $4,305 ($ Thousands) due to in-kind redemptions (see Note 9).

(8)  Includes redemption as a result of an in-kind transfer of securities (see
     Note 9).

Amounts designated as "--" are $0 or have been rounded to $0.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

Statements of Changes in Net Assets ($ Thousands)

For the years or period ended September 30,


                                                                              SMALL/MID CAP
                                                         TAX-MANAGED           DIVERSIFIED
                                                       SMALL CAP FUND         ALPHA FUND(2)          MID-CAP FUND
                                                    --------------------   -------------------   -------------------
                                                       2008       2007       2008       2007       2008       2007
                                                    ---------   --------   --------   --------   --------   --------
OPERATIONS:
   Net Investment Income                            $   1,547   $  1,175   $    944   $  1,017   $    979   $    430
   Net Realized Gain (Loss) from Investments,
      Securities Sold Short, Futures Contracts,
      Written Options and Swap Contracts              (11,086)    25,492    (22,612)    (1,562)   (17,204)    22,196
   Net Realized Loss on Foreign Currency
      Transactions                                         --         --         (5)        (4)        --         --
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments, Affiliated
      Investments, Securities Sold Short,
      Futures Contracts, Written Options
      and Swap Contracts                              (89,857)    25,122    (17,963)       538    (29,247)      (581)
   Net Change in Unrealized Appreciation
      (Depreciation) on Foreign Currency and
      Translation of Other Assets and Liabilities
      Denominated in Foreign Currencies                    --         --          7         --         --         --
                                                    ---------   --------   --------   --------   --------   --------
   Net Increase (Decrease) in Net Assets
      Resulting from Operations                       (99,396)    51,789    (39,629)       (11)   (45,472)    22,045
                                                    ---------   --------   --------   --------   --------   --------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
   Class A                                             (1,291)    (1,517)    (1,355)      (699)      (847)      (641)
   Net Realized Gains:
   Class A                                            (23,726)   (23,058)        --         --    (16,926)    (6,793)
   Class I                                                 --         --         --         --        (18)        --
                                                    ---------   --------   --------   --------   --------   --------
   Total Dividends and Distributions                  (25,017)   (24,575)    (1,355)      (699)   (17,791)    (7,434)
                                                    ---------   --------   --------   --------   --------   --------
CAPITAL SHARE TRANSACTIONS(1):
   Class A:
   Proceeds from Shares Issued                        115,260    110,154     58,072    139,849     88,803    161,788
   Reinvestment of Dividends & Distributions           23,295     22,918      1,343        698     16,367      6,259
   Cost of Shares Redeemed                           (112,567)   (57,674)   (43,148)    (9,130)   (98,735)   (89,579)
                                                    ---------   --------   --------   --------   --------   --------
   Increase (Decrease) in Net Assets Derived
      from Class A Transactions                        25,988     75,398     16,267    131,417      6,435     78,468
                                                    ---------   --------   --------   --------   --------   --------
   Class I:
   Proceeds from Shares Issued                             --         --         27         --        222         --
   Reinvestment of Dividends & Distributions               --         --         --         --         18         --
   Cost of Shares Redeemed                                 --         --         (6)        --       (138)        --
                                                    ---------   --------   --------   --------   --------   --------
   Increase in Net Assets Derived
      from Class I Transactions                            --         --         21         --        102         --
                                                    ---------   --------   --------   --------   --------   --------
   Increase (Decrease) in Net Assets Derived
      from Capital Share Transactions                  25,988     75,398     16,288    131,417      6,537     78,468
                                                    ---------   --------   --------   --------   --------   --------
   Net Increase (Decrease) in Net Assets              (98,425)   102,612    (24,696)   130,707    (56,726)    93,079
                                                    ---------   --------   --------   --------   --------   --------
NET ASSETS:
   BEGINNING OF YEAR/PERIOD                           416,945    314,333    130,707         --    183,287     90,208
                                                    ---------   --------   --------   --------   --------   --------
   END OF YEAR/PERIOD                               $ 318,520   $416,945   $106,011   $130,707   $126,561   $183,287
                                                    ---------   --------   --------   --------   --------   --------
   UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
      NET INVESTMENT INCOME INCLUDED IN
      NET ASSETS AT PERIOD END                      $     401   $     85   $     19   $     29   $    236   $     38
                                                    ---------   --------   --------   --------   --------   --------

(1)  See Note 4 in Notes to Financial Statements for additional information.

(2) The Small/Mid Cap Diversified Alpha Fund commenced operations on December 20, 2006.

(3) The Tax-Managed Managed Volatility Fund commenced operations on December 20, 2007.

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                               TAX-MANAGED
                                                 MANAGED
     U.S. MANAGED          GLOBAL MANAGED       VOLATILITY        REAL ESTATE
   VOLATILITY FUND         VOLATILITY FUND       FUND(3)              FUND
---------------------   --------------------   -----------   ---------------------
   2008        2007        2008       2007         2008         2008        2007
---------   ---------   ---------   --------   -----------   ---------   ---------

$   4,474   $   5,264   $   2,888   $  3,057    $    744     $   2,132   $   3,646


   (5,317)     20,239     (14,924)     4,915      (3,631)       (4,335)     12,360

       --          --      (6,086)    (7,134)         --           (12)         (4)




  (67,825)     32,661     (25,814)    12,452      (3,381)      (43,076)     (5,812)



       --          --       1,989       (743)         --            (2)          1
---------   ---------   ---------   --------    --------     ---------   ---------

  (68,668)     58,164     (41,947)    12,547      (6,268)      (45,293)     10,191
---------   ---------   ---------   --------    --------     ---------   ---------


   (4,113)     (4,993)     (4,301)    (1,567)       (375)       (5,783)     (4,265)

  (22,450)     (8,410)     (3,779)      (675)         --       (15,877)    (10,114)
       --          --          --         --          --            (1)         --
---------   ---------   ---------   --------    --------     ---------   ---------
  (26,563)    (13,403)     (8,080)    (2,242)       (375)      (21,661)    (14,379)
---------   ---------   ---------   --------    --------     ---------   ---------


  231,699     364,416     116,518    225,851     122,400       194,132     202,514
   25,758      13,136       7,898      2,217         331        20,844      13,799
 (289,416)   (139,978)   (145,982)   (57,576)    (19,565)     (141,657)   (159,808)
---------   ---------   ---------   --------    --------     ---------   ---------

  (31,959)    237,574     (21,566)   170,492     103,166        73,319      56,505
---------   ---------   ---------   --------    --------     ---------   ---------

        7           1          21          1          --            30          --
       --          --          --         --          --             1          --
       (2)         --         (11)        --          --            (3)         --
---------   ---------   ---------   --------    --------     ---------   ---------

        5           1          10          1          --            28          --
---------   ---------   ---------   --------    --------     ---------   ---------

  (31,954)    237,575     (21,556)   170,493     103,166        73,347      56,505
---------   ---------   ---------   --------    --------     ---------   ---------
 (127,185)    282,336     (71,583)   180,798      96,523         6,393      52,317
---------   ---------   ---------   --------    --------     ---------   ---------

  585,859     303,523     275,749     94,951          --       244,991     192,674
---------   ---------   ---------   --------    --------     ---------   ---------
$ 458,674   $ 585,859   $ 204,166   $275,749    $ 96,523     $ 251,384   $ 244,991
---------   ---------   ---------   --------    --------     ---------   ---------


$   1,257   $     944   $  (4,095)  $ (3,844)   $    369     $   3,186   $   2,518
---------   ---------   ---------   --------    --------     ---------   ---------

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

Statements of Changes in Net Assets ($ Thousands)

For the years or period ended September 30,

                                                             ENHANCED                   CORE FIXED                 HIGH YIELD
                                                           INCOME FUND                 INCOME FUND                  BOND FUND
                                                      ---------------------   -------------------------   -----------------------
                                                         2008        2007         2008          2007         2008         2007
                                                      ---------   ---------   -----------   -----------   ----------   ----------
OPERATIONS:
   Net Investment Income                              $  23,833   $  27,282   $   219,736   $   214,085   $  108,507   $   92,638
   Net Realized Gain (Loss) on Investments,
      Futures Contracts, Written Options, Swaptions
      and Swap Contracts                                (28,773)     (3,742)        8,749        (2,410)     (55,543)       7,250
   Net Realized Gain (Loss) on Foreign Currency
      Transactions                                       (4,725)      2,747        (2,437)           --           --           --
   Net Change in Unrealized Depreciation
      on Investments, Affiliated Investments,
      Futures Contracts, Written Options,
      and Swap Contracts                                (49,878)    (16,515)     (353,817)      (37,572)    (206,556)     (26,071)
   Net Change in Unrealized Appreciation
      (Depreciation) on Foreign Currency and
      Translation of Other Assets and Liabilities
      Denominated in Foreign Currencies                   1,116      (2,542)        4,541           417           --           --
                                                      ---------   ---------   -----------   -----------   ----------   ----------
   Net Increase (Decrease) in Net Assets Resulting
      from Operations                                   (58,427)      7,230      (123,228)      174,520     (153,592)      73,817
                                                      ---------   ---------   -----------   -----------   ----------   ----------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
      Class A                                           (27,074)    (21,572)     (217,442)     (214,787)    (108,737)     (93,629)
      Class I                                                (1)         --          (432)         (635)          (3)          --
   Net Realized Gains:
      Class A                                                                                                (15,203)
                                                      ---------   ---------   -----------   -----------   ----------   ----------
   Total Dividends and Distributions                    (27,075)    (21,572)     (217,874)     (215,422)    (123,943)     (93,629)
                                                      ---------   ---------   -----------   -----------   ----------   ----------
CAPITAL SHARE TRANSACTIONS(1):
   Class A:
      Proceeds from Shares Issued                       208,486     610,800       968,244     1,187,007      559,747      504,196
      Reinvestment of Dividends & Distributions          26,019      21,073       205,900       203,045      116,295       86,274
      Cost of Shares Redeemed                          (455,141)   (232,582)   (1,747,665)   (1,041,969)    (569,749)    (391,756)
                                                      ---------   ---------   -----------   -----------   ----------   ----------
   Increase (Decrease) in Net Assets Derived
      from Class A Transactions                        (220,636)    399,291      (573,521)      348,083      106,293      198,714
                                                      ---------   ---------   -----------   -----------   ----------   ----------
   Class I:
      Proceeds from Shares Issued                            11          12         6,623         6,866           77           --
      Reinvestment of Dividends & Distributions              --          --           419           636            3           --
      Cost of Shares Redeemed                                (4)         --       (11,215)       (8,508)         (25)          --
                                                      ---------   ---------   -----------   -----------   ----------   ----------
   Increase (Decrease) in Net Assets Derived
      from Class I Transactions                               7          12        (4,173)       (1,006)          55           --
                                                      ---------   ---------   -----------   -----------   ----------   ----------
   Increase (Decrease) in Net Assets Derived
      from Capital Share Transactions                  (220,629)    399,303      (577,694)      347,077      106,348      198,714
                                                      ---------   ---------   -----------   -----------   ----------   ----------
   Net Increase (Decrease) in Net Assets               (306,131)    384,961      (918,796)      306,175     (171,187)     178,902
                                                      ---------   ---------   -----------   -----------   ----------   ----------
NET ASSETS:
   BEGINNING OF YEAR                                    620,942     235,981     4,613,519     4,307,344    1,247,613    1,068,711
                                                      ---------   ---------   -----------   -----------   ----------   ----------
   END OF YEAR                                        $ 314,811   $ 620,942   $ 3,694,723   $ 4,613,519   $1,076,426   $1,247,613
                                                      ---------   ---------   -----------   -----------   ----------   ----------
   UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
      NET INVESTMENT INCOME INCLUDED IN
      NET ASSETS AT PERIOD END                        $   1,684   $   9,839   $    (8,518)  $    (6,273)  $  (15,209)  $      624
                                                      ---------   ---------   -----------   -----------   ----------   ----------

(1)  See Note 4 in the Notes to Financial Statements for additional information.

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

Financial Highlights

For the years or period ended September 30, (unless otherwise indicated) For a Share Outstanding Throughout the Periods

                                             Net
                                           Realized
                                             and                                 Distributions                    Total
                Net Asset       Net       Unrealized                 Dividends        from                      Dividends,
                  Value,    Investment      Gains                    from Net       Realized                  Distributions
                Beginning     Income     (Losses) on   Total from   Investment      Capital        Return       and Return
                of Period     (Loss)      Securities   Operations     Income         Gains       of Capital     of Capital
                ---------   ----------   -----------   ----------   ----------   -------------   ----------   -------------
LARGE CAP VALUE FUND
 Class A
      2008        $23.97     $ 0.40(1)    $(6.10)(1)     $(5.70)      $(0.41)       $(2.07)          $--          $(2.48)
      2007         23.54       0.41(1)      2.69(1)        3.10        (0.41)        (2.26)           --           (2.67)
      2006         22.45       0.37(1)      2.41(1)        2.78        (0.37)        (1.32)           --           (1.69)
      2005         19.80       0.35(1)      2.76(1)        3.11        (0.34)        (0.12)           --           (0.46)
      2004         16.81       0.30(1)      2.99(1)        3.29        (0.30)           --            --           (0.30)
 Class I
      2008        $23.95     $ 0.36(1)    $(6.11)(1)     $(5.75)      $(0.35)       $(2.07)          $--          $(2.42)
      2007         23.52       0.35(1)      2.69(1)        3.04        (0.35)        (2.26)           --           (2.61)
      2006         22.43       0.31(1)      2.42(1)        2.73        (0.32)        (1.32)           --           (1.64)
      2005         19.78       0.29(1)      2.77(1)        3.06        (0.29)        (0.12)           --           (0.41)
      2004         16.80       0.25(1)      2.98(1)        3.23        (0.25)           --            --           (0.25)
LARGE CAP GROWTH FUND
 Class A
      2008        $23.74     $ 0.08(1)    $(5.35)(1)     $(5.27)      $(0.08)       $   --           $--          $(0.08)
      2007         19.95       0.06(1)      3.78(1)        3.84        (0.05)           --            --           (0.05)
      2006         19.23       0.04(1)      0.71(1)        0.75        (0.03)           --            --           (0.03)
      2005         17.13       0.09(1)      2.09(1)        2.18        (0.08)           --            --           (0.08)
      2004         15.77      (0.01)(1)     1.37(1)        1.36           --            --            --              --
 Class I
      2008        $23.48     $ 0.03(1)    $(5.29)(1)     $(5.26)      $(0.02)       $   --           $--          $(0.02)
      2007         19.75        --*(1)      3.73(1)        3.73          --*            --            --              --
      2006         19.04      (0.01)(1)     0.72(1)        0.71           --            --            --              --
      2005         17.00       0.04(1)      2.07(1)        2.11        (0.07)           --            --           (0.07)
      2004         15.68      (0.05)(1)     1.37(1)        1.32           --            --            --              --
TAX-MANAGED LARGE CAP FUND
 Class A
      2008        $14.70     $ 0.15(1)    $(3.62)(1)     $(3.47)      $(0.15)       $   --           $--          $(0.15)
      2007         12.68       0.14(1)      2.01(1)        2.15        (0.13)           --            --           (0.13)
      2006         11.78       0.11(1)      0.90(1)        1.01        (0.11)           --            --           (0.11)
      2005         10.41       0.12(1)      1.37(1)        1.49        (0.12)           --            --           (0.12)
      2004          9.20       0.08(1)      1.21(1)        1.29        (0.08)           --            --           (0.08)
 Class Y
      2008        $14.87     $ 0.19(1)    $(3.66)(1)     $(3.47)      $(0.16)       $   --           $--          $(0.16)
      2007         12.79       0.18(1)      2.04(1)        2.22        (0.14)           --            --           (0.14)
      2006         11.86       0.15(1)      0.89(1)        1.04        (0.11)           --            --           (0.11)
      2005         10.45       0.16(1)      1.38(1)        1.54        (0.13)           --            --           (0.13)
      2004          9.21       0.12(1)      1.20(1)        1.32        (0.08)           --            --           (0.08)
LARGE CAP DIVERSIFIED ALPHA FUND
 Class A
      2008        $11.78     $ 0.13(1)    $(3.11)(1)     $(2.98)      $(0.13)       $(0.44)          $--          $(0.57)
      2007         10.38       0.14(1)      1.47(1)        1.61        (0.13)        (0.08)           --           (0.21)
      2006(2)      10.00       0.10(1)      0.34(1)        0.44        (0.06)           --            --           (0.06)
 Class I
      2008        $11.78     $ 0.09(1)    $(3.11)(1)     $(3.02)      $(0.10)       $(0.44)          $--          $(0.54)
      2007         10.38       0.11(1)      1.48(1)        1.59        (0.11)        (0.08)           --           (0.19)
      2006(3)      10.28       0.01(1)      0.09(1)        0.10           --            --            --              --

                                                                                   Ratio of
                                                                                   Expenses
                                                                                  to Average
                                                                      Ratio of        Net       Ratio of
                                                                      Expenses      Assets         Net
                                                                     to Average   (Excluding   Investment
                                                        Ratio of     Net Assets    Fees Paid     Income
                 Net Asset               Net Assets     Expenses     (Excluding   Indirectly     (Loss)     Portfolio
                Value, End    Total    End of Period   to Average    Fees Paid       and       to Average   Turnover
                 of Period   Return+    ($Thousands)   Net Assets   Indirectly)    Waivers)    Net Assets     Rate+
                ----------   -------   -------------   ----------   -----------   ----------   ----------   ---------
LARGE CAP VALUE FUND
 Class A
      2008        $ 15.79    (25.95)%    $2,381,011       0.88%         0.88%         0.97%       2.09%        53%
      2007          23.97     13.91       3,616,120       0.86          0.86          0.97        1.74         36
      2006          23.54     13.42       3,762,101       0.86          0.87          0.97        1.67         58
      2005          22.45     15.87       4,230,717       0.86          0.86          0.97        1.63         44
      2004          19.80     19.66       4,153,475       0.85          0.85          0.97        1.59         46
 Class I
      2008        $ 15.78    (26.13)%    $   10,861       1.11%         1.11%         1.22%       1.85%        53%
      2007          23.95     13.64          29,072       1.11          1.11          1.22        1.49         36
      2006          23.52     13.16          31,308       1.11          1.12          1.22        1.40         58
      2005          22.43     15.61          24,735       1.11          1.11          1.22        1.37         44
      2004          19.78     19.33          20,180       1.10          1.10          1.22        1.33         46
LARGE CAP GROWTH FUND
 Class A
      2008        $ 18.39    (22.26)%    $2,472,052       0.88%         0.88%         1.02%       0.37%        78%
      2007          23.74     19.26       3,622,963       0.86          0.86          1.02        0.26         55
      2006          19.95      3.92       3,387,749       0.86          0.87          1.02        0.18         89
      2005          19.23     12.75       4,004,347       0.86          0.86          1.02        0.47         52
      2004          17.13      8.62       3,846,240       0.85          0.85          1.02       (0.03)        36
 Class I
      2008        $ 18.20    (22.43)%    $    7,695       1.11%         1.11%         1.27%       0.13%        78%
      2007          23.48     18.91          25,196       1.11          1.11          1.27        0.01         55
      2006          19.75      3.73          27,780       1.11          1.12          1.27       (0.07)        89
      2005          19.04     12.42          29,689       1.11          1.11          1.27        0.22         52
      2004          17.00      8.42          28,431       1.10          1.10          1.27       (0.28)        36
TAX-MANAGED LARGE CAP FUND
 Class A
      2008        $ 11.08    (23.76)%    $2,148,949       0.88%         0.88%         1.02%       1.13%        61%
      2007          14.70     17.05       2,892,866       0.86          0.86          1.02        1.02         44
      2006          12.68      8.58       2,373,507       0.86          0.87          1.02        0.91         65
      2005          11.78     14.40       2,172,885       0.86          0.86          1.02        1.08         31
      2004          10.41     14.05       1,977,883       0.85          0.85          1.02        0.83         29
 Class Y
      2008        $ 11.24    (23.52)%    $    3,220       0.56%         0.56%         0.72%       1.44%        61%
      2007          14.87     17.43           4,711       0.56          0.56          0.72        1.32         44
      2006          12.79      8.83           4,558       0.56          0.57          0.72        1.21         65
      2005          11.86     14.78           5,067       0.56          0.56          0.72        1.39         31
      2004          10.45     14.41           4,909       0.55          0.55          0.72        1.13         29
LARGE CAP DIVERSIFIED ALPHA FUND
 Class A
      2008        $  8.23    (26.42)%    $1,250,304       1.35%(16)     1.35%(16)     1.41%       1.17%        93%
      2007          11.78     15.64       1,654,324       1.21(11)      1.21(11)      1.29        1.25         84
      2006(2)       10.38      4.44       1,082,101       1.09@         1.09@         1.16        1.18         72
 Class I
      2008        $  8.22    (26.70)%    $      400       1.60%(16)     1.60%(16)     1.66%       0.92%        93%
      2007          11.78     15.42             517       1.46(11)      1.46(11)      1.54        0.99         84
      2006(3)       10.38      0.97              21       1.08@         1.08@         1.15        1.12         72

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

Financial Highlights

For the years or period ended September 30, (unless otherwise indicated) For a Share Outstanding Throughout the Periods

                                             Net
                                           Realized
                                             and                                 Distributions       Total
                Net Asset       Net       Unrealized                 Dividends        from         Dividends,
                  Value,    Investment      Gains                    from Net       Realized     Distributions
                Beginning     Income     (Losses) on   Total from   Investment      Capital        and Return
                of Period     (Loss)      Securities   Operations     Income         Gains         of Capital
                ---------   ----------   -----------   ----------   ----------   -------------   -------------
S&P 500 INDEX FUND
 Class A
      2008        $44.71     $ 0.68(1)   $(10.10)(1)     $(9.42)      $(0.70)        $(2.16)         $(2.86)
      2007(4)      41.45       0.34(1)      3.09(1)        3.43        (0.17)            --           (0.17)
      2007(5)      38.38       0.63(1)      3.70(1)        4.33        (0.68)         (0.58)          (1.26)
      2006(5)      36.21       0.56(1)      3.47(1)        4.03        (0.54)         (1.32)          (1.86)
      2005(5)      34.66       0.59(1)      1.57(1)        2.16        (0.58)         (0.03)          (0.61)
      2004(5)      26.18       0.42(1)      8.58(1)        9.00        (0.52)            --           (0.52)
 Class E
      2008        $44.85     $ 0.75(1)   $(10.14)(1)     $(9.39)      $(0.76)        $(2.16)         $(2.92)
      2007(4)      41.57       0.30(1)      3.17(1)        3.47        (0.19)            --           (0.19)
      2007(5)      38.48       0.69(1)      3.72(1)        4.41        (0.74)         (0.58)          (1.32)
      2006(5)      36.31       0.62(1)      3.48(1)        4.10        (0.61)         (1.32)          (1.93)
      2005(5)      34.76       0.66(1)      1.55(1)        2.21        (0.63)         (0.03)          (0.66)
      2004(5)      26.26       0.47(1)      8.61(1)        9.08        (0.58)            --           (0.58)
 Class I
      2008        $44.74     $ 0.60(1)   $(10.12)(1)     $(9.52)      $(0.59)        $(2.16)         $(2.75)
      2007(4)      41.51       0.28(1)      3.09(1)        3.37        (0.14)            --           (0.14)
      2007(5)      38.43       0.53(1)      3.71(1)        4.24        (0.58)         (0.58)          (1.16)
      2006(5)      36.26       0.47(1)      3.46(1)        3.93        (0.44)         (1.32)          (1.76)
      2005(5)      34.72       0.51(1)      1.56(1)        2.07        (0.50)         (0.03)          (0.53)
      2004(5)      26.22       0.34(1)      8.60(1)        8.94        (0.44)            --           (0.44)
SMALL CAP VALUE FUND
 Class A
      2008        $21.26     $ 0.09(1)   $ (3.22)(1)     $(3.13)      $(0.07)        $(2.68)         $(2.75)
      2007         21.28       0.04(1)      2.23(1)        2.27        (0.14)         (2.15)          (2.29)
      2006         21.58       0.05(1)      1.97(1)        2.02        (0.06)         (2.26)          (2.32)
      2005         20.74       0.06(1)      4.02(1)        4.08        (0.05)         (3.19)          (3.24)
      2004         17.45       0.03(1)      4.32(1)        4.35        (0.06)         (1.00)          (1.06)
 Class I
      2008        $21.17     $ 0.05(1)   $ (3.21)(1)     $(3.16)      $(0.04)        $(2.68)         $(2.72)
      2007         21.21      (0.01)(1)     2.21(1)        2.20        (0.09)         (2.15)          (2.24)
      2006         21.52         --(1)      1.98(1)        1.98        (0.03)         (2.26)          (2.29)
      2005         20.71      (0.01)(1)     4.03(1)        4.02        (0.02)         (3.19)          (3.21)
      2004         17.44      (0.02)(1)     4.31(1)        4.29        (0.02)         (1.00)          (1.02)
SMALL CAP GROWTH FUND
 Class A
      2008        $21.91     $ 0.01(1)   $ (6.22)(1)     $(6.21)      $(0.01)        $(1.71)         $(1.72)
      2007         18.56      (0.09)(1)     3.44(1)        3.35           --             --              --
      2006         17.86      (0.07)(1)     0.77(1)        0.70           --             --              --
      2005         15.14      (0.10)(1)     2.82(1)        2.72           --             --              --
      2004         14.11      (0.10)(1)     1.13(1)        1.03           --             --              --
 Class I
      2008        $21.57     $(0.03)(1)  $ (6.12)(1)     $(6.15)      $   --         $(1.71)         $(1.71)
      2007         18.32      (0.14)(1)     3.39(1)        3.25           --             --              --
      2006         17.67      (0.12)(1)     0.77(1)        0.65           --             --              --
      2005         15.02      (0.14)(1)     2.79(1)        2.65           --             --              --
      2004         14.03      (0.14)(1)     1.13(1)        0.99           --             --              --

                                                                                   Ratio of
                                                                                   Expenses
                                                                                  to Average
                                                                      Ratio of        Net       Ratio of
                                                                      Expenses      Assets         Net
                                                                     to Average   (Excluding   Investment
                                                        Ratio of     Net Assets    Fees Paid     Income
                 Net Asset               Net Assets     Expenses     (Excluding   Indirectly     (Loss)     Portfolio
                Value, End    Total    End of Period   to Average    Fees Paid       and       to Average   Turnover
                 of Period   Return+    ($Thousands)   Net Assets   Indirectly)    Waivers)    Net Assets     Rate+
                ----------   -------   -------------   ----------   -----------   ----------   ----------   ---------
S&P 500 INDEX FUND
 Class A
      2008        $32.43     (22.30)%    $  462,947       0.41%         0.41%        0.53%        1.77%         27%
      2007(4)      44.71       8.28         650,792       0.40          0.40         0.43         1.55           2
      2007(5)      41.45      11.38         621,898       0.40          0.40         0.43         1.59           6
      2006(5)      38.38      11.32         614,246       0.40          0.40         0.43         1.49          18
      2005(5)      36.21       6.25         655,378       0.40          0.40         0.43         1.67          11
      2004(5)      34.66      34.62         686,129       0.40          0.40         0.43         1.33           7
 Class E
      2008        $32.54     (22.19)%    $  805,606       0.25%         0.25%        0.53%        1.95%         27%
      2007(4)      44.85       8.34       1,072,141       0.25          0.25         0.53         1.70           2
      2007(5)      41.57      11.57       1,127,189       0.25          0.25         0.53         1.74           6
      2006(5)      38.48      11.49       1,684,857       0.25          0.25         0.53         1.65          18
      2005(5)      36.31       6.39       1,307,631       0.25          0.25         0.53         1.86          11
      2004(5)      34.76      34.83         904,534       0.25          0.25         0.53         1.47           7
 Class I
      2008        $32.47     (22.49)%    $    5,498       0.65%         0.65%        0.78%        1.53%         27%
      2007(4)      44.74       8.12          13,233       0.65          0.65         0.78         1.29           2
      2007(5)      41.51      11.12          14,346       0.65          0.65         0.78         1.34           6
      2006(5)      38.43      11.02          13,144       0.65          0.65         0.78         1.25          18
      2005(5)      36.26       5.97          11,452       0.65          0.65         0.78         1.44          11
      2004(5)      34.72      34.28           6,370       0.65          0.65         0.78         1.06           7
SMALL CAP VALUE FUND
 Class A
      2008        $15.38     (16.02)%    $  846,492       1.13%         1.15%        1.28%        0.55%         91%
      2007         21.26      10.70       1,122,027       1.11          1.13         1.27         0.19          86
      2006         21.28      10.34       1,160,178       1.11          1.13         1.27         0.31          72
      2005         21.58      21.21       1,066,189       1.11          1.11         1.27         0.27          71
      2004         20.74      25.67         942,037       1.10          1.10         1.27         0.17          89
 Class I
      2008        $15.29     (16.21)%    $    8,395       1.36%         1.39%        1.53%        0.31%         91%
      2007         21.17      10.41          14,089       1.36          1.38         1.52        (0.04)         86
      2006         21.21      10.11          14,293       1.36          1.38         1.52         0.06          72
      2005         21.52      20.88          12,713       1.36          1.36         1.52        (0.03)         71
      2004         20.71      25.29           7,400       1.35          1.35         1.52        (0.09)         89
SMALL CAP GROWTH FUND
 Class A
      2008        $13.98     (30.36)%    $  638,257       1.11%         1.12%        1.28%        0.04%        124%
      2007         21.91      18.05       1,154,000       1.11          1.13         1.27        (0.43)        135
      2006         18.56       3.92       1,111,329       1.11          1.13         1.27        (0.40)         99
      2005         17.86      17.97       1,058,413       1.11          1.11         1.27        (0.60)        116
      2004         15.14       7.30         970,759       1.10          1.10         1.27        (0.63)        124
 Class I
      2008        $13.71     (30.57)%    $    3,368       1.36%         1.37%        1.53%       (0.19)%       124%
      2007         21.57      17.74           9,323       1.36          1.38         1.52        (0.67)        135
      2006         18.32       3.68          11,910       1.36          1.38         1.52        (0.65)         99
      2005         17.67      17.64          11,077       1.36          1.36         1.52        (0.85)        116
      2004         15.02       7.06           8,530       1.35          1.35         1.52        (0.90)        124

      SEI Institutional Managed Trust / Annual Report / September 30, 2008


                                        Net
                                      Realized
                                        and                              Distributions      Total
             Net Asset      Net      Unrealized               Dividends       from        Dividends,
               Value,   Investment     Gains                  from Net     Realized     Distributions   Net Asset
             Beginning    Income    (Losses) on  Total from  Investment     Capital       and Return   Value, End   Total
             of Period    (Loss)     Securities  Operations    Income        Gains        of Capital    of Period  Return+
             ---------  ----------  -----------  ----------  ----------  -------------  -------------  ----------  -------
TAX-MANAGED SMALL CAP FUND
 Class A
      2008     $14.14    $ 0.05(1)   $(3.19)(1)    $(3.14)     $(0.04)      $(0.80)        $(0.84)       $10.16    (23.34)%
      2007      13.10      0.04(1)     2.00(1)       2.04       (0.06)       (0.94)         (1.00)        14.14     16.00
      2006      13.13      0.01(1)     0.68(1)       0.69          --        (0.72)         (0.72)        13.10      5.50
      2005      11.63     (0.02)(1)    2.36(1)       2.34          --        (0.84)         (0.84)        13.13     20.80
      2004      10.00     (0.04)(1)    1.67(1)       1.63          --           --             --         11.63     16.30
SMALL/MID CAP DIVERSIFIED ALPHA FUND
 Class A
      2008     $10.10    $ 0.06(1)   $(2.83)(1)    $(2.77)     $(0.10)      $   --         $(0.10)       $ 7.23    (27.63)%
      2007(10)  10.00      0.10(1)     0.07(1)++     0.17       (0.07)          --          (0.07)        10.10      1.71
 Class I
      2008(15) $10.28    $ 0.03(1)   $(2.99)(1)    $(2.96)     $(0.09)      $   --         $(0.09)       $ 7.23    (28.98)%
MID-CAP FUND
 Class A
      2008     $22.22    $ 0.11(1)   $(5.28)(1)    $(5.17)     $(0.09)      $(2.09)        $(2.18)       $14.87    (25.45)%
      2007      20.40      0.06(1)     3.40(1)       3.46       (0.10)       (1.54)         (1.64)        22.22     17.51
      2006      20.29      0.14(1)     1.49(1)       1.63       (0.12)       (1.40)         (1.52)        20.40      8.50
      2005      17.84      0.06(1)     4.61(1)       4.67       (0.06)       (2.16)         (2.22)        20.29     28.15
      2004      14.96      0.09(1)     3.19(1)       3.28       (0.11)       (0.29)         (0.40)        17.84     22.23
 Class I
      2008(15) $22.56    $ 0.06(1)   $(5.63)(1)    $(5.57)     $(0.04)      $(2.09)        $(2.13)       $14.86    (26.82)%
U.S. MANAGED VOLATILITY FUND
 Class A
      2008     $13.45    $ 0.10(1)   $(1.69)(1)    $(1.59)     $(0.10)      $(0.51)        $(0.61)       $11.25    (12.38)%
      2007      12.02      0.15(1)     1.74(1)       1.89       (0.14)       (0.32)         (0.46)        13.45     16.09
      2006      11.41      0.10(1)     0.75(1)       0.85       (0.09)       (0.15)         (0.24)        12.02      7.64
      2005(7)   10.00      0.10(1)     1.39(1)       1.49       (0.08)          --*         (0.08)        11.41     14.94
 Class I
      2008     $13.43    $ 0.09(1)   $(1.71)(1)    $(1.62)     $(0.06)      $(0.51)        $(0.57)       $11.24    (12.58)%
      2007(13)  13.54      0.01(1)    (0.05)(1)     (0.04)      (0.07)          --          (0.07)        13.43     (0.32)
GLOBAL MANAGED VOLATILITY FUND
 Class A
      2008     $11.22    $ 0.12(1)   $(1.92)(1)    $(1.80)     $(0.18)      $(0.17)        $(0.35)       $ 9.07    (16.60)%
      2007      10.37      0.17(1)     0.85(1)       1.02       (0.11)       (0.06)         (0.17)        11.22      9.88
      2006(8)   10.00      0.02(1)     0.35(1)       0.37          --           --             --         10.37      3.70
 Class I
      2008     $11.20    $ 0.14(1)   $(1.97)(1)    $(1.83)     $(0.18)      $(0.17)        $(0.35)       $ 9.02    (16.86)%
      2007(13)  11.45      0.01(1)    (0.26)(1)     (0.25)         --           --             --         11.20     (2.18)
TAX-MANAGED MANAGED VOLATILITY FUND
 Class A
      2008(14) $10.00    $ 0.10(1)   $(1.02)(1)    $(0.92)     $(0.06)      $   --         $(0.06)       $ 9.02     (9.24)%
REAL ESTATE FUND
 Class A
      2008     $18.20    $ 0.13      $(3.11)(1)    $(2.98)     $(0.38)      $(1.11)        $(1.49)       $13.73    (17.15)%
      2007      18.43      0.30(1)     0.76(1)       1.06       (0.36)       (0.93)         (1.29)        18.20      5.49
      2006      14.86      0.23(1)     4.15(1)       4.38       (0.36)       (0.45)         (0.81)        18.43     30.44
      2005      11.89      0.27(1)     3.22(1)       3.49       (0.26)       (0.26)         (0.52)        14.86     29.97
      2004(9)   10.00      0.21(1)     1.85(1)       2.06       (0.17)          --          (0.17)        11.89     20.82
 Class I
      2008(15) $18.55    $ 0.13(1)   $(3.49)(1)    $(3.36)     $(0.36)      $(1.11)        $(1.47)       $13.72    (18.89)%

                                                       Ratio of
                                          Ratio of     Expenses     Ratio of
                                          Expenses    to Average       Net
                                         to Average   Net Assets   Investment
                             Ratio of    Net Assets   (Excluding     Income
               Net Assets    Expenses   (Excluding     Fees Paid     (Loss)    Portfolio
             End of Period  to Average   Fees Paid    Indirectly   to Average   Turnover
              ($Thousands)  Net Assets  Indirectly)  and Waivers)  Net Assets    Rate+
             -------------  ----------  -----------  ------------  ----------  ---------
TAX-MANAGED SMALL CAP FUND
 Class A
      2008      $318,520       1.11%       1.13%         1.28%        0.41%       96%
      2007       416,945       1.11        1.14          1.27         0.31        72
      2006       314,333       1.11        1.14          1.27         0.09        73
      2005       269,519       1.11        1.11          1.27        (0.17)       99
      2004       214,859       1.10        1.10          1.27        (0.31)       86
SMALL/MID CAP DIVERSIFIED ALPHA FUND
 Class A
      2008      $105,993       1.42%(6)    1.42%(6)      1.62%        0.75%      170%
      2007(10)   130,707       1.29(12)    1.29(12)      1.50         1.25       112
 Class I
      2008(15)  $     18       1.67%(6)    1.67%(6)      1.71%        0.37%      170%
MID-CAP FUND
 Class A
      2008      $126,509       1.02%       1.02%         1.03%        0.58%      126%
      2007       183,287       1.01        1.01          1.02         0.26       176
      2006        90,208       1.01        1.01          1.03         0.67       135
      2005        71,162       1.01        1.01          1.03         0.30       137
      2004        53,642       1.00        1.00          1.02         0.53       121
 Class I
      2008(15)  $     52       1.26%       1.26%         1.27%        0.33%      126%
U.S. MANAGED VOLATILITY FUND
 Class A
      2008      $458,668       1.00%       1.00%         1.27%        0.85%       85%
      2007       585,858       1.04        1.04          1.27         1.19       112
      2006       303,523       1.11        1.11          1.27         0.91       133
      2005(7)    160,047       1.11        1.11          1.27         1.03       102
 Class I
      2008      $      6       1.25%       1.25%         1.57%        0.71%       85%
      2007(13)         1       1.36        1.36          1.86         0.19       112
GLOBAL MANAGED VOLATILITY FUND
 Class A
      2008      $204,156       1.11%       1.11%         1.31%        1.24%      113%
      2007       275,748       1.11        1.11          1.32         1.56       119
      2006(8)     94,951       1.10        1.10          1.30         1.22        13
 Class I
      2008      $     10       1.36%       1.36%         1.56%        1.49%      113%
      2007(13)         1       1.36        1.36          2.26         0.23       119
TAX-MANAGED MANAGED VOLATILITY FUND
 Class A
      2008(14)  $ 96,523       1.00%       1.00%         1.29%        1.43%       65%
REAL ESTATE FUND
 Class A
      2008      $251,359       1.13%       1.13%         1.27%        0.86%       52%
      2007       244,991       1.11        1.12          1.27         1.55        84
      2006       192,674       1.11        1.12          1.27         1.39        65
      2005        96,405       1.11        1.11          1.27         1.95        58
      2004(9)     35,008       1.10        1.10          1.30         2.20        98
 Class I
      2008(15)  $     25       1.36%       1.36%         1.52%        0.86%       52%

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

Financial Highlights

For the years or period ended September 30, (unless otherwise indicated) For a Share Outstanding Throughout the Periods

                                        Net
                                      Realized
                                        and                              Distributions      Total
             Net Asset               Unrealized               Dividends       from        Dividends,
               Value,       Net        Gains                  from Net     Realized     Distributions   Net Asset
             Beginning  Investment  (Losses) on  Total from  Investment     Capital       and Return   Value, End   Total
             of Period    Income     Securities  Operations    Income        Gains        of Capital    of Period  Return+
             ---------  ----------  -----------  ----------  ----------  -------------  -------------  ----------  -------
ENHANCED INCOME FUND
 Class A
      2008     $ 9.92    $0.49(1)    $(1.68)(1)    $(1.19)     $(0.52)       $   --        $(0.52)       $ 8.21    (12.42)%
      2007      10.11     0.57(1)     (0.27)(1)      0.30       (0.49)           --         (0.49)         9.92      2.96
      2006(8)   10.00     0.10(1)      0.01(1)       0.11          --            --            --         10.11      1.10
 Class I
      2008     $ 9.91    $0.43(1)    $(1.63)(1)    $(1.20)     $(0.51)       $   --        $(0.51)       $ 8.20    (12.61)%
      2007(13)  10.25     0.15(1)     (0.35)(1)     (0.20)      (0.14)           --         (0.14)         9.91     (2.01)
CORE FIXED INCOME FUND
 Class A
      2008     $10.19    $0.51(1)    $(0.82)(1)    $(0.31)     $(0.51)       $   --        $(0.51)       $ 9.37     (3.25)%
      2007      10.29     0.50(1)     (0.10)(1)      0.40       (0.50)           --         (0.50)        10.19      4.00
      2006      10.44     0.47(1)     (0.11)(1)      0.36       (0.48)        (0.03)        (0.51)        10.29      3.60
      2005      10.65     0.40(1)     (0.11)(1)      0.29       (0.41)        (0.09)        (0.50)        10.44      2.83
      2004      10.71     0.37(1)      0.08(1)       0.45       (0.38)        (0.13)        (0.51)        10.65      4.38
 Class I
      2008     $10.19    $0.49(1)    $(0.84)(1)    $(0.35)     $(0.48)       $   --        $(0.48)       $ 9.36     (3.58)%
      2007      10.29     0.41(1)     (0.03)(1)      0.38       (0.48)           --         (0.48)        10.19      3.74
      2006      10.43     0.45(1)     (0.11)(1)      0.34       (0.45)        (0.03)        (0.48)        10.29      3.44
      2005      10.65     0.38(1)     (0.12)(1)      0.26       (0.39)        (0.09)        (0.48)        10.43      2.48
      2004      10.71     0.34(1)      0.09(1)       0.43       (0.36)        (0.13)        (0.49)        10.65      4.12
HIGH YIELD BOND FUND
 Class A
      2008     $ 8.26    $0.66(1)    $(1.60)(1)    $(0.94)     $(0.66)       $(0.09)       $(0.75)       $ 6.57    (12.09)%
      2007       8.38     0.67(1)     (0.11)(1)      0.56       (0.68)           --         (0.68)         8.26      6.72
      2006       8.50     0.65(1)     (0.12)(1)      0.53       (0.65)           --         (0.65)         8.38      6.51
      2005       8.58     0.64(1)     (0.08)(1)      0.56       (0.64)           --         (0.64)         8.50      6.71
      2004       8.37     0.67(1)      0.21(1)       0.88       (0.67)           --         (0.67)         8.58     10.84
 Class I
      2008(15  $ 8.26    $0.66(1)    $(1.61)(1)    $(0.95)     $(0.64)       $(0.09)       $(0.73)       $ 6.58    (12.20)%

                                                       Ratio of
                                          Ratio of     Expenses
                                          Expenses    to Average    Ratio of
                                         to Average   Net Assets       Net
                             Ratio of    Net Assets   (Excluding   Investment
               Net Assets    Expenses   (Excluding     Fees Paid     Income    Portfolio
             End of Period  to Average   Fees Paid    Indirectly   to Average   Turnover
              ($Thousands)  Net Assets  Indirectly)  and Waivers)  Net Assets    Rate+
             -------------  ----------  -----------  ------------  ----------  ---------
ENHANCED INCOME FUND
 Class A
      2008     $  314,795      0.60%       0.60%         1.04%        5.40%        42%
      2007        620,931      0.60        0.60          1.03         5.67         43
      2006(8)     235,981      0.60        0.60          1.10         5.54         70
 Class I
      2008     $       16      0.85%       0.85%         1.29%        4.82%        42%
      2007(13)         11      1.09        1.09          1.56         5.78         43
CORE FIXED INCOME FUND
 Class A
      2008     $3,686,633      0.66%       0.66%         0.84%        5.12%       335%
      2007      4,600,629      0.64        0.64          0.84         4.89        413
      2006      4,293,309      0.63        0.63          0.84         4.62        478
      2005      4,094,011      0.61        0.61          0.84         3.83        557
      2004      4,067,065      0.61**      0.61**        0.84         3.52        430
 Class I
      2008     $    8,090      0.90%       0.90%         1.09%        4.87%       335%
      2007         12,890      0.89        0.89          1.09         3.96        413
      2006         14,035      0.88        0.88          1.09         4.37        478
      2005         12,979      0.86        0.86          1.09         3.60        557
      2004         10,420      0.86**      0.86**        1.09         3.25        430
HIGH YIELD BOND FUND
 Class A
      2008     $1,076,379      0.88%       0.88%         1.13%        8.73%        69%
      2007      1,247,613      0.86        0.86          1.12         7.89         91
      2006      1,068,711      0.86        0.86          1.12         7.69        126
      2005      1,599,921      0.86        0.86          1.12         7.46        132
      2004      1,197,554      0.85        0.85          1.11         7.84        179
 Class I
      2008(15) $       47      1.11%       1.11%         1.38%        8.96%        69%

+ Returns and turnover rates are for the period indicated and have not been annualized.

++ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

@ The expense ratios include dividend expense and interest expense on securities sold short. Had these expenses been excluded the ratios would have been 0.95% and 0.75% for Class A and Class I Shares, respectively.

*    Amount represents less than $0.01.

** The expense ratio includes the litigation fees paid. Had these fees been excluded the ratio would have been 0.60% and 0.85% for Class A and Class I, respectively.

(1) Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

(2) Commenced operations on December 14, 2005. All ratios for the period have been annualized.

(3) Commenced operations on September 14, 2006. All ratios for the period have been annualized.

(4) For the six months ended September 30, 2007. The Fund's fiscal year end changed from March 31 to September 30. All ratios for the period have been annualized.

(5)  For the year or period ended March 31.

(6) The expense ratios include dividend expense and interest expense on securities sold short and reverse repurchase agreements. Had these expenses been excluded the ratios would have been 1.20% and 1.45% for Class A and Class I, respectively.

(7) Commenced operations on October 28, 2004. All ratios for the period have been annualized.

(8) Commenced operations on July 27, 2006. All ratios for the period have been annualized.

(9) Commenced operations on November 13, 2003. All ratios for the period have been annualized.

(10) Commenced operations on December 20, 2006. All ratios for the period have been annualized.

(11) The expense ratios include dividend expense and interest expense on securities sold short. Had these expenses been excluded the ratios would have been 0.94% and 1.20% for Class A and Class I Shares, respectively.

(12) The expense ratios include dividend expense and interest expense on securities sold short. Had these expenses been excluded the ratios would have been 1.17%.

(13) Commenced operations on June 29, 2007. All ratios for the period have been annualized.

(14) Commenced operations on December 20, 2007. All ratios for the period have been annualized.

(15) Commenced operations on October 1, 2007. All ratios for the period have been annualized.

(16) The expense ratios include dividend expense and interest expense on securities sold short. Had these expenses been excluded the ratios would have been 1.15% and 1.40% for Class A and Class I, respectively.

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

Notes to Financial Statements

September 30, 2008

1. ORGANIZATION

SEI Institutional Managed Trust (the "Trust") is organized as a Massachusetts business trust under a Declaration of Trust dated October 20, 1986.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with 19 Funds: Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, Large Cap Diversified Alpha, S&P 500 Index, Small Cap Value, Small Cap Growth, Tax-Managed Small Cap, Small/Mid Cap Diversified Alpha, Mid-Cap, U.S. Managed Volatility, Global Managed Volatility, Tax-Managed Managed Volatility, Real Estate, Enhanced Income, Core Fixed Income, High Yield Bond, Real Return Plus and Prime Obligation Funds (each a "Fund," collectively the "Funds"). The Trust is registered to offer: Class A shares of the Funds; Class E shares of the S&P 500 Fund; Class I shares of the Large Cap Value, Large Cap Growth, Large Cap Diversified Alpha, S&P 500 Index, Small Cap Value, Small Cap Growth, Small/Mid Cap Diversified Alpha, Mid-Cap, U.S. Managed Volatility, Global Managed Volatility, Real Estate, Enhanced Income, Core Fixed Income, High Yield Bond and Real Return Plus Funds; and Class Y shares of the Tax-Managed Large Cap Fund. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectuses provide a description of each Fund's investment objective, policies, and strategies.

As of September 30, 2008, the Real Return Plus and Prime Obligation Funds had not yet commenced operations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds.

USE OF ESTIMATES -- The preparation of financial statements, in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees. The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Funds' Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Fair Value Committee Meeting be called. In addition, the Funds' administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser or sub-adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, the adviser or sub-adviser makes the determination whether a Fair Value Committee Meeting should be called based on the information provided.

Options and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

September 30, 2008

bid price. Options and warrants not traded on a national securities exchange are valued at the last quoted bid price.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by each Fund's custodian bank until the repurchase date of the repurchase agreement. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker's custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust's policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

REVERSE REPURCHASE AGREEMENTS -- The Small/Mid Cap Diversified Alpha and Core Fixed Income Funds may issue reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Additional assets are maintained in an account with the broker. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. There were no reverse repurchase agreements outstanding as of September 30, 2008.

COMPENSATING BALANCES -- Funds with cash overdrafts in excess of $100,000 are required to leave 112% in compensating balance with US Bank, the custodian of the Trust, on the following day. Funds with positive cash balances in excess of $100,000 are allowed to overdraw 90% of the balance with US Bank on the following day.

EXPENSES -- Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative daily net assets.

CLASSES -- Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

FORWARD FOREIGN CURRENCY CONTRACTS -- The Small Cap Growth, Global Managed Volatility, Enhanced Income and Core Fixed Income Funds may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. The Core Fixed Income Fund may also engage in currency transactions to enhance the Fund's returns. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Small Cap Growth, Global Managed Volatility, Enhanced Income and Core Fixed Income Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. At the year ended September 30, 2008, the Small Cap Growth Fund did not have any forward foreign currency contracts outstanding.

FUTURES CONTRACTS -- All Funds, with the exception of the Real Estate and High Yield Bond Funds, utilized futures contracts during the year or period ended September 30, 2008. The Funds' investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. The Core Fixed Income Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund's returns. Initial margin

      SEI Institutional Managed Trust / Annual Report / September 30, 2008 deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities.

OPTIONS/SWAPTIONS WRITING/PURCHASING -- Each Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing fund securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The Core Fixed Income Fund may also invest in financial option/swaption contracts to enhance the Fund's returns. When the Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Large Cap Diversified Alpha, Small/Mid Cap Diversified Alpha and Core Fixed Income Funds had option/swaption contracts as of September 30, 2008 as disclosed in the Fund's Schedule of Investments.

The risk in writing a call option/swaption is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is that the Funds may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is that the Funds pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statement of Assets and Liabilities.

Written option transactions entered into during the year ended September 30, 2008 are summarized as follows:

                                       Large Cap Diversified
                                            Alpha Fund
                                     -------------------------
                                     Number of      Premium
                                     Contracts   ($ Thousands)
                                     ---------   -------------
Balance at the beginning of period       43          $ 7
Written                                  --           --
Expired                                  --           --
Closing Buys                            (43)          (7)
                                        ---          ---
Balance at the end of period             --           --
                                        ---          ---

                                     Small/Mid Cap Diversified
                                             Alpha Fund
                                     -------------------------
                                     Number of      Premium
                                     Contracts   ($ Thousands)
                                     ---------   -------------
Balance at the beginning of period        7           $ 1
Written                                  --            --
Expired                                  --            --
Closing Buys                             (7)           (1)
                                        ---           ---
Balance at the end of period             --            --
                                        ---           ---

                                      Core Fixed Income Fund
                                     -------------------------
                                     Number of      Premium
                                     Contracts   ($ Thousands)
                                     ---------   -------------
Balance at the beginning of period     2,086        $ 1,344
Written                               13,326          8,673
Expired                               (7,795)        (5,017)
Closing Buys                          (4,546)        (2,653)
                                      ------        -------
Balance at the end of period           3,071          2,347
                                      ------        -------

Written swaptions transactions entered into during the year ended September 30, 2008 are summarized as follows:

                                       Core Fixed Income Fund
                                     ---------------------------
                                      Notional
                                       Amount         Premium
                                     (Thousands)   ($ Thousands)
                                     -----------   -------------
Balance at the beginning of period     102,000        $ 2,255
Written                                  9,240             --
Expired                                     --             --
Closing buys                           (78,240)        (1,536)
                                       -------        -------
Balance at the end of period            33,000        $   719
                                       -------        -------

At September 30, 2008, the Core Fixed Income Fund had cash and/or securities at least equal to the value of written options/swaptions.

SECURITIES SOLD SHORT -- As consistent with the Funds' investment objectives, the Funds may engage in short sales. Short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

September 30, 2008

make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, the Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund's short positions.

SWAP AGREEMENTS -- A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or "basket" of securities representing a particular index. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by the Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage the Fund's exposure to interest rates. Payments received or made are recorded as realized gains or loss. The Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the Fund's portfolio. In connection with swap agreements securities may be set aside as collateral by the Fund's custodian. A Fund may enter into swap agreements in order to, among other things, change the maturity or duration of the investment portfolio, to protect the Fund's value from changes in interest rates, or to expose a Fund to a different security or market.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as realized gains or losses.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

DELAYED DELIVERY TRANSACTIONS -- The Core Fixed Income Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

COLLATERALIZED DEBT OBLIGATIONS -- The Funds may invest in collateralized debt obligations ("CDOs"), which include collateralized loan obligations ("CLOs") and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

For CDOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on its Class and its collateral securities. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

ILLIQUID SECURITIES -- A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of the Funds. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

RESTRICTED SECURITIES -- At September 30, 2008, the following Funds owned private placement investments that were purchased through private offerings or acquired through initial public offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Funds have generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with the procedures approved by the Board of Trustees. The acquisition dates of these investments, the enforceable right to acquire these securities, along with their cost and values at September 30, 2008, were as follows:

                                                        RIGHT TO
                                NUMBER    ACQUISITION    ACQUIRE        COST        MARKET VALUE   % OF NET
                              OF SHARES       DATE        DATE     ($ THOUSANDS)   ($ THOUSANDS)    ASSETS
                              ---------   -----------   --------   -------------   -------------   --------
SMALL CAP VALUE FUND
   Verde Realty PIPE            21,100      02/16/07    02/16/07       $  696          $  696        0.08%
                                                                       ======          ======        ====
SMALL CAP GROWTH FUND
   Rentech Warrant              19,400      04/20/07    04/20/07       $   --          $    8        0.00%
   Scorpio Mining PIPE         461,700      05/05/08    05/05/08          453             387        0.06
   Thunderbird Resorts PIPE    153,500      11/15/07    11/15/07        1,382           1,381        0.22
   Thunderbird Resorts PIPE      3,200      02/06/08    02/06/08           29              29        0.00
   Value Creation              121,940      08/10/06    08/10/06        1,491             962        0.15
                                                                       ------          ------        ----
                                                                       $3,355          $2,767        0.43%
                                                                       ======          ======        ====
SMALL/MID CAP DIVERSIFIED
ALPHA FUND
   Rentech Warrant               1,000      05/30/07    05/30/07       $   --          $   --        0.00%
   Scorpio Mining PIPE          52,300      05/08/08    05/08/08           52              44        0.04
   Thunderbird Resorts PIPE     15,300      11/15/07    11/15/07          138             138        0.13
   Thunderbird Resorts PIPE      1,700      02/07/08    02/07/08           15              15        0.02
   Value Creation                8,040      04/30/07    04/30/07           87              63        0.06
                                                                       ------          ------        ----
                                                                       $  292          $  260        0.25%
                                                                       ======          ======        ====
REAL ESTATE FUND
   Verde Realty PIPE            21,400      02/16/07    02/16/07       $  706          $  706        0.28%
                                                                       ======          ======        ====
CORE FIXED INCOME FUND
   Allegheny Energy Supply         955      12/15/07    12/15/07       $1,034          $  965        0.02%
   Southern Natural Gas          1,115      10/19/07    10/19/07        1,089             987        0.03
                                                                       ------          ------        ----
                                                                       $2,123          $1,952        0.05%
                                                                       ======          ======        ====

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

September 30, 2008

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared and paid to shareholders quarterly for the Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, Large Cap Diversified Alpha, S&P 500 Index, Small Cap Value, Small Cap Growth, Tax-Managed Small Cap, Small/Mid Cap Diversified Alpha, Mid-Cap, U.S. Managed Volatility, Tax-Managed Managed Volatility, Real Estate and Enhanced Income Funds; are declared and paid annually for the Global Managed Volatility Fund; and declared daily and paid monthly for the Core Fixed Income and High Yield Bond Funds. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. Dividends and distributions are recorded on the ex-dividend date.

The Large Cap Value, Large Cap Diversified Alpha, Small Cap Value, Tax-Managed Small Cap, Mid-Cap and U.S. Managed Volatility Funds utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

INVESTMENTS IN REITS -- With respect to the Real Estate Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

ADMINISTRATION AND TRANSFER AGENCY AGREEMENT -- The Trust and SEI Investments Global Funds Services (the "Administrator") are parties to an amended and restated Administration and Transfer Agency Agreement dated December 10, 2003 under which the Administrator provides administrative and transfer agency services to the Funds for an annual fee of 0.35% of the average daily net assets of the Large Cap Value, Large Cap Growth, Tax-Managed Large Cap Class A, Large Cap Diversified Alpha, Small Cap Value, Small Cap Growth, Tax-Managed Small Cap, Small/Mid Cap Diversified Alpha, Mid-Cap, U.S. Managed Volatility, Global Managed Volatility, Tax-Managed Managed Volatility, Real Estate, Enhanced Income and High Yield Bond Funds; 0.15% of the average daily net assets of the Tax-Managed Large Cap Class Y, 0.22% of the average daily net assets of the S&P 500 Index Fund; and 0.28% of the average daily net assets of the Core Fixed Income Fund. The Administrator has agreed voluntarily to waive all or a portion of its fee in order to limit the operating expenses of a Fund. Any such waiver is voluntary and may be terminated at any time at the Administrator's sole discretion.

INVESTMENT ADVISORY AGREEMENT -- SEI Investments Management Corporation ("SIMC") serves as investment adviser (the "Adviser") to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund. SIMC has voluntarily agreed to waive a portion of its fee so that the total annual expenses of each Fund, exclusive of short sale expenses, will not exceed certain voluntary expense limitations adopted by SIMC. These waivers may be terminated at any time. Accordingly, the advisory fee and voluntary expense limitations for each Fund are as follows:


                                                              Voluntary
                                                               Expense
                                                Voluntary    Limitations
                                    Advisory     Expense       Prior to
                                      Fees     Limitations    03/01/08
                                    --------   -----------   -----------
Large Cap Value Fund, Class A        0.3500%      0.8900%       0.8600%
Large Cap Value Fund, Class I        0.3500       1.1100        1.1100
Large Cap Growth Fund, Class A       0.4000       0.8900        0.8600
Large Cap Growth Fund, Class I       0.4000       1.1100        0.1100
Tax-Managed Large Cap Fund,
   Class A                           0.4000       0.8900        0.8600
Tax-Managed Large Cap Fund,
   Class Y                           0.4000       0.5600        0.5600
Large Cap Diversified Alpha Fund,
   Class A                           0.4000       0.9500        0.9500
Large Cap Diversified Alpha Fund,
   Class I                           0.4000       1.2000        1.2000
S&P 500 Index Fund, Class A          0.0300       0.4300        0.4000
S&P 500 Index Fund, Class E          0.0300       0.2500        0.2500
S&P 500 Index Fund, Class I          0.0300       0.6500        0.6500
Small Cap Value Fund, Class A        0.6500       1.1400        1.1100
Small Cap Value Fund, Class I        0.6500       1.3600        1.3600
Small Cap Growth Fund, Class A       0.6500       1.1100        1.1100
Small Cap Growth Fund, Class I       0.6500       1.3600        1.3600
Tax-Managed Small Cap Fund,
   Class A                           0.6500       1.1100        1.1100
Small/Mid Cap Diversified Alpha
   Fund, Class A                     0.7500       1.2000        1.2000
Small/Mid Cap Diversified Alpha
   Fund, Class I                     0.7500       1.4500        1.4500
Mid-Cap Fund, Class A                0.4000       1.0200        1.0100
Mid-Cap Fund, Class I                0.4000       1.2600        1.2600
U.S. Managed Volatility Fund,
   Class A                           0.6500       1.0000        1.0000
U.S. Managed Volatility Fund,
   Class I                           0.6500       1.2500        1.2500
Global Managed Volatility Fund,
   Class A                           0.6500       1.1100        1.1100
Global Managed Volatility Fund,
   Class I                           0.6500       1.3600        1.3600
Tax-Managed Managed Volatility
   Fund, Class A                     0.6500       1.0000        1.0000
Real Estate Fund, Class A            0.6500       1.1400        1.1100
Real Estate Fund, Class I            0.6500       1.3600        1.3600
Enhanced Income Fund, Class A        0.4000       0.6000        0.6000
Enhanced Income Fund, Class I        0.4000       0.8500        0.8500
Core Fixed Income Fund, Class A      0.2750       0.6700        0.6400
Core Fixed Income Fund, Class I      0.2750       0.8900        0.8900
High Yield Bond Fund, Class A        0.4875       0.8900        0.8600
High Yield Bond Fund, Class I        0.4875       1.1100        1.1100

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

As of September 30, 2008, SIMC has entered into investment sub-advisory agreements with the following parties:

Investment Sub-Adviser
LARGE CAP VALUE FUND
AllianceBernstein LP
Aronson + Johnson + Ortiz, LP
INTECH Investment Management, LLC
Legg Mason Capital
Management Inc.
LSV Asset Management

LARGE CAP GROWTH FUND
Delaware Management Company
INTECH Investment Management, LLC
Goldman Sachs Asset Management, L.P.
Legg Mason Capital
Management Inc.
Montag & Caldwell, Inc.
Quantitative Management Associates LLC

TAX-MANAGED LARGE CAP FUND
AllianceBernstein LP
Aronson + Johnson + Ortiz, LP
Delaware Management Company
Goldman Sachs Asset Management, L.P.
Legg Mason Capital Management Inc.
LSV Asset Management
Montag & Caldwell, Inc.
Parametric Portfolio Associates
Quantitative Management Associates LLC

LARGE CAP DIVERSIFIED ALPHA FUND
Analytic Investors, LLC
Aronson + Johnson + Ortiz, LP
Delaware Management Company
INTECH Investment Management, LLC
Legg Mason Capital Management Inc.
Quantitative Management Associates LLC
Smith Breeden Associates, Inc.

S&P 500 INDEX FUND
SSgA Funds Management, Inc.

SMALL CAP VALUE FUND
Artisan Partners Limited Partnership
BlackRock Capital Management, Inc.
LSV Asset Management
Lee Munder Investments, Ltd.
Martingale Asset Management, L.P.
Neuberger Berman Management LLC
PanAgora Asset Management, Inc.*
Robeco Investment Management, INC.
Wellington Management Company, LLP

SMALL CAP GROWTH FUND
Janus Capital Management, Inc.
Lee Munder Investments, Ltd.
Los Angeles Capital Management and Equity Research Inc.
Martingale Asset Management, L.P.
Mazama Capital Management, Inc.
McKinley Capital Management Inc.

Investment Sub-Adviser
SMALL CAP GROWTH FUND (continued)
Oppenheimer Capital LLC
Wellington Management Company, LLP

TAX-MANAGED SMALL CAP FUND
BlackRock Capital Management, Inc.
Los Angeles Capital Management and Equity Research, Inc.
LSV Asset Management
Mazama Capital Management, Inc.
McKinley Capital Management Inc.
Neuberger Berman Management LLC
Parametric Portfolio Associates
Wells Capital Management, Inc.

SMALL/MID CAP DIVERSIFIED ALPHA FUND
Integrity Asset Management LLC
Los Angeles Capital Management and Equity Research, Inc.
Martingale Asset Management, L.P.
PanAgora Asset Management, Inc.
Smith Breeden Associates, Inc.
Wellington Management Company, LLP

MID-CAP FUND
Martingale Asset Management, L.P.
Quantitative Management Associates LLC

U.S. MANAGED VOLATILITY FUND
Analytic Investors, LLC
Aronson + Johnson + Ortiz, LP

GLOBAL MANAGED VOLATILITY FUND
Acadian Asset Management, LLC
Analytic Investors, LLC

TAX-MANAGED MANAGED VOLATILITY FUND
Analytic Investors, LLC
Aronson + Johnson + Ortiz, LP
Parametric Portfolio Associates

REAL ESTATE FUND
Security Capital Research and Management, Inc.
Wellington Management Company, LLP

ENHANCED INCOME FUND
Highland Capital Management, L.P.
Record Currency Management Limited
UBS Global Asset Management (Americas) Inc.
Wellington Management Company, LLP

CORE FIXED INCOME FUND
Metropolitan West Asset Management LLC
Smith Breeden Associates, Inc.
Wells Capital Management, Inc.
Western Asset Management Company
Western Asset Management Company Limited

HIGH YIELD BOND FUND
Ares Management LLC
Delaware Management Company
J.P. Morgan Investment Management, Inc.
Nomura Corporate Research and Asset Management, Inc.

*    Not funded

Under the investment sub-advisory agreements, each party receives an annual fee paid by SIMC.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

September 30, 2008

DISTRIBUTION AGREEMENT -- SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments Company ("SEI"), serves as each Fund's Distributor pursuant to a distribution agreement with the Trust. The Trust has adopted a shareholder servicing plan for Class A, Class E, Class I and Class Y shares (the "Shareholder Servicing Plans") under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to Class A shares of the Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, Large Cap Diversified Alpha, Small Cap Value, Small Cap Growth, Tax-Managed Small Cap, Small/Mid Cap Diversified Alpha, Mid-Cap, U.S. Managed Volatility, Global Managed Volatility, Tax-Managed Managed Volatility, Real Estate, Enhanced Income, Core Fixed Income and High Yield Bond Funds, Class E and Class I shares, and a shareholder servicing fee of up to 0.15% of average daily net assets attributable to Class A shares of the S&P 500 Index Fund and Class Y shares, will be paid to the Distributor. In addition to the Shareholder Servicing Plans, the Class I shares have adopted administrative service plans that provide for administrative service fees payable to the Distributor of up to 0.25% of the average daily net assets attributed to that class.

OTHER -- The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with the rules of the Securities and Exchange Commission ("SEC"). Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. SEC rules require that such commissions not exceed usual and customary commissions.

Such commissions for the year ended September 30, 2008 were as follows ($ Thousands):

Large Cap Value Fund                   $  110
Large Cap Growth Fund                     518
Tax-Managed Large Cap Fund                388
Large Cap Diversified Alpha Fund           96
Small Cap Value Fund                      283
Small Cap Growth Fund                     341
Tax-Managed Small Cap Fund                190
Small/Mid Cap Diversified Alpha Fund        4
Real Estate Fund                           17
                                       ------
                                       $1,947
                                       ======

Under both the Shareholder Servicing Plans and administrative service plan, the Distributor may retain as profit any difference between the fee it receives and the amount it pays to third parties. For the year ended September 30, 2008, the Distributor retained 100% of the shareholder servicing fees, less the waiver, and 100% of the administration servicing fees.

Certain officers and/or trustees of the Trust are also officers of the Administrator or the Adviser. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Adviser or Administrator.

A portion of the services provided by the Chief Compliance Officer ("CCO") and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's Adviser, sub-advisers and service providers as required by SEC regulations. The CCO's services have been approved by and are reviewed by the Board.

LSV Asset Management (a partially owned subsidiary of SIMC) serves as the sub-adviser to the Large Cap Value, Tax-Managed Large Cap, Small Cap Value and Tax-Managed Small Cap Funds. For this service LSV Asset Management is entitled to receive a fee from SIMC. Such fees for the year ended September 30, 2008 were as follows ($ Thousands):

Large Cap Value Fund         $1,065
Tax-Managed Large Cap Fund      482
Small Cap Value Fund            504
Tax-Managed Small Cap Fund      242
                             ------
                             $2,293
                             ======

FEES PAID INDIRECTLY -- The Funds may direct certain fund trades to the Distributor who pays a portion of the Fund's expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, and the effect on the Fund's expense ratio, as a percentage of the Fund's average daily net assets for the year ended September 30, 2008, can be found on the Statement of Operations.

INVESTMENT IN AFFILIATED SECURITY -- The Funds may invest the cash collateral from the securities lending program in the SEI Liquidity Fund, L.P.


    SEI Institutional Managed Trust / Annual Report / September 30, 2008

4. CAPITAL SHARE TRANSACTIONS

Capital Share Transactions for the Funds were as follows (Thousands):

For the years or period ended September 30,

                                                                                                LARGE CAP
                                           LARGE CAP        LARGE CAP         TAX-MANAGED      DIVERSIFIED
                                           VALUE FUND      GROWTH FUND      LARGE CAP FUND      ALPHA FUND
                                       ----------------  ----------------  ----------------  ----------------
                                         2008    2007      2008     2007     2008     2007     2008     2007
                                       -------  -------  -------  -------  -------  -------  -------  -------
Class A:
      Shares Issued                     31,408   22,820   26,830   24,904   39,724   37,459   51,288   65,075
      Shares Issued in Lieu of
         Dividends & Distributions      17,150   16,663      491      339    2,117    1,745    7,606    2,114
      Shares Redeemed                  (48,667) (48,402) (45,519) (42,404) (44,699) (29,612) (47,337) (30,979)
                                       -------  -------  -------  -------  -------  -------  -------  -------
   Total Class A Transactions             (109)  (8,919) (18,198) (17,161)  (2,858)   9,592   11,557   36,210
                                       -------  -------  -------  -------  -------  -------  -------  -------
Class I:
      Shares Issued                        258      467      254      339       --       --        6       68
      Shares Issued in Lieu of
         Dividends & Distributions         116      151        1       --       --       --        2       --
      Shares Redeemed                     (900)    (735)    (905)    (673)      --       --       (3)     (27)
                                       -------  -------  -------  -------  -------  -------  -------  -------
   Total Class I Transactions             (526)    (117)    (650)    (334)      --       --        5       41
                                       -------  -------  -------  -------  -------  -------  -------  -------
Class Y:
      Shares Issued                         --       --       --       --       14        7       --       --
      Shares Issued in Lieu of
         Dividends & Distributions          --       --       --       --        3        3       --       --
      Shares Redeemed                       --       --       --       --      (48)     (49)      --       --
                                       -------  -------  -------  -------  -------  -------  -------  -------
   Total Class Y Transactions               --       --       --       --      (31)     (39)      --       --
                                       -------  -------  -------  -------  -------  -------  -------  -------
   Net Increase (Decrease) in Capital
      Share Transactions                  (635)  (9,036) (18,848) (17,495)  (2,889)   9,553   11,562   36,251
                                       -------  -------  -------  -------  -------  -------  -------  -------

                                                  S&P 500                SMALL CAP             SMALL CAP         TAX-MANAGED
                                               INDEX FUND(3)            VALUE FUND            GROWTH FUND       SMALL CAP FUND
                                       ----------------------------- -----------------     ----------------     --------------
                                         2008   2007(1)    2007(2)     2008     2007         2008     2007       2008    2007
                                       -------  -------  ----------- --------  -------     -------  -------     -----  -------
Class A:
   Shares Issued                         9,729   1,250     2,517       15,531   11,573      10,427   12,999      9,660   7,958
   Shares Issued in Lieu of
      Dividends & Distributions            984      53       445        7,807    5,373       4,398       --      1,848   1,709
   Shares Redeemed                     (10,992) (1,749)   (3,966)     (21,084) (18,686)(4) (21,820) (20,205)(4) (9,652) (4,181)
                                       -------  ------   -------      -------  -------     -------  -------     ------  ------
Total Class A Transactions                (279)   (446)   (1,004)       2,254   (1,740)     (6,995)  (7,206)     1,856   5,486
                                       -------  ------   -------      -------  -------     -------  -------     ------  ------
Class E:
   Shares Issued                         3,760   1,414     2,742           --       --          --       --         --      --
   Shares Issued in Lieu of
      Dividends & Distributions          1,550      89       908           --       --          --       --         --      --
   Shares Redeemed                      (4,458) (4,713)  (20,320)(4)       --       --          --       --         --      --
                                       -------  ------   -------      -------  -------     -------  -------     ------  ------
Total Class E Transactions                 852  (3,210)  (16,670)          --       --          --       --         --      --
                                       -------  ------   -------      -------  -------     -------  -------     ------  ------
Class I:
   Shares Issued                            75      58       123          327      310         108      190        --       --
   Shares Issued in Lieu of
      Dividends & Distributions             18       1        10           97       70          31       --        --       --
   Shares Redeemed                        (220)   (109)     (129)        (541)    (388)       (325)    (408)       --       --
                                       -------  ------   -------      -------  -------     -------  -------     ------  ------
Total Class I Transactions                (127)    (50)        4         (117)      (8)       (186)    (218)       --       --
                                       -------  ------   -------      -------  -------     -------  -------     ------  ------
Net Increase (Decrease) in
   Capital Share Transactions              446  (3,706)  (17,670)       2,137   (1,748)     (7,181)  (7,424)     1,856   5,486
                                       -------  ------   -------      -------  -------     -------  -------     ------  ------

(1) For the six months ended September 30, 2007. Effective September 17, 2007 the Fund's fiscal year end changed from March 31 to September 30.

(2)  For the year ended March 31.

(3) On September 14, 2007, the SEI Institutional Managed Trust acquired the net assets of the SEI S&P 500 Index Fund in a tax-free reorganization.

(4)  Includes redemption as a result of in-kind transfer of securities (see Note
     9).

Amounts designated as "--" are $0 or have been rounded to $0.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

September 30, 2008

                                          SMALL/MID                                                           TAX-MANAGED
                                         DIVERSIFIED       MID-CAP       U.S. MANAGED     GLOBAL MANAGED        MANAGED
                                        ALPHA FUND(1)       FUND        VOLATILITY FUND  VOLATILITY FUND  VOLATILITY FUND (2)
                                       --------------  --------------- ----------------  ---------------- ------------------
                                        2008    2007    2008    2007    2008     2007     2008     2007           2008
                                       ------  ------  ------  ------  -------  -------  -------  ------  ------------------
Class A:
      Shares Issued                     6,741  13,754   4,773   7,597   18,890   28,238   11,668  20,365         12,750
      Shares Issued in Lieu of
         Dividends & Distributions        155      66     851     300    2,023    1,043      736     204             36
      Shares Redeemed                  (5,169)   (881) (5,364) (4,069) (23,693) (10,963) (14,456) (5,154)        (2,080)
                                       ------  ------  ------  ------  -------  -------  -------  ------         ------
   Total Class A Transactions           1,727  12,939     260   3,828   (2,780)  18,318   (2,052) 15,415         10,706
                                       ------  ------  ------  ------  -------  -------  -------  ------         ------
Class I:
      Shares Issued                         3      --      10      --        1       --        2      --             --
      Shares Issued in Lieu of
         Dividends & Distributions         --      --       1      --       --       --       --      --             --
      Shares Redeemed                      (1)     --      (8)     --       --       --       (1)     --             --
                                       ------  ------  ------  ------  -------  -------  -------  ------         ------
   Total Class I Transactions               2      --       3      --        1       --        1      --             --
                                       ------  ------  ------  ------  -------  -------  -------  ------         ------
   Net Increase (Decrease) in
      Capital Share Transactions        1,729  12,939     263   3,828   (2,779)  18,318   (2,051) 15,415         10,706
                                       ------  ------  ------  ------  -------  -------  -------  ------         ------

                                         REAL ESTATE       ENHANCED         CORE FIXED          HIGH YIELD
                                            FUND         INCOME FUND       INCOME FUND          BOND FUND
                                       --------------  ----------------  ------------------  ----------------
                                        2008    2007     2008    2007      2008      2007      2008     2007
                                       ------  ------  -------  -------  --------  --------  -------  -------
Class A:
      Shares Issued                    13,153  10,713   22,832   60,371    96,550   115,881   72,483   59,539
      Shares Issued in Lieu of
         Dividends & Distributions      1,356     720    2,805    2,090    20,633    19,804   15,447   10,186
      Shares Redeemed                  (9,661) (8,428) (49,890) (23,206) (174,884) (101,625) (75,185) (46,105)
                                       ------  ------  -------  -------  --------  --------  -------  -------
   Total Class A Transactions           4,848   3,005  (24,253)  39,255   (57,701)   34,060   12,745   23,620
                                       ------  ------  -------  -------  --------  --------  -------  -------
Class I:
      Shares Issued                         2      --        1        1       662       669       10       --
      Shares Issued in Lieu of
         Dividends & Distributions         --      --       --       --        42        62       --       --
      Shares Redeemed                      --      --       --       --    (1,105)     (830)      (3)      --
                                       ------  ------  -------  -------  --------  --------  -------  -------
   Total Class I Transactions               2    --          1        1      (401)      (99)       7       --
                                       ------  ------  -------  -------  --------  --------  -------  -------
   Net Increase (Decrease) in Capital
      Share Transactions                4,850   3,005  (24,252)  39,256   (58,102)   33,961   12,752   23,620
                                       ------  ------  -------  -------  --------  --------  -------  -------

(1) The Small/Mid Cap Diversified Alpha Fund commenced operations on December 20, 2006.

(2) The Tax-Managed Managed Volatility Fund commenced operations on December 20, 2007.

Amounts designated as "--" are $0 or have been rounded to $0.

5.   INVESTMENT TRANSACTIONS

The cost of security purchases and proceeds from the sale of securities, other than temporary cash investments and futures, during the year or period ended September 30, 2008, were as follows:

                         U.S. Gov't         Other            Total
                        ($ Thousands)    ($ Thousands)   ($ Thousands)
                        -------------   --------------   -------------
LARGE CAP VALUE FUND
Purchases ...........         $--         $1,558,373       $1,558,373
Sales ...............          --          1,860,932        1,860,932
LARGE CAP GROWTH FUND
Purchases ...........          --          2,442,016        2,442,016
Sales ...............          --          2,790,677        2,790,677
TAX-MANAGED
   LARGE CAP FUND
Purchases ...........          --          1,558,456        1,558,456
Sales ...............          --          1,556,928        1,556,928

                         U.S. Gov't         Other           Total
                        ($ Thousands)   ($ Thousands)   ($ Thousands)
                        -------------   -------------   --------------
LARGE CAP DIVERSIFIED
   ALPHA FUND
Purchases ...........     $990,956        $  622,953       $1,613,909
Sales ...............      949,510           622,602        1,572,112
S&P 500 INDEX FUND
Purchases ...........           --           397,881          397,881
Sales ...............           --           432,160          432,160
SMALL CAP VALUE FUND
Purchases ...........           --           863,313          863,313
Sales ...............           --           964,321          964,321
SMALL CAP GROWTH FUND
Purchases ...........           --         1,082,425        1,082,425
Sales ...............           --         1,278,992        1,278,992

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                         U.S. Gov't        Other           Total
                                       ($ Thousands)   ($ Thousands)   ($ Thousands)
                                       -------------   -------------   -------------
TAX-MANAGED SMALL CAP FUND
Purchases ..........................    $        --      $  355,101     $   355,101
Sales ..............................             --         346,713         346,713
SMALL/MID CAP DIVERSIFIED ALPHA FUND
Purchases ..........................        179,486          65,889         245,375
Sales ..............................        180,716          53,689         234,405
MID-CAP FUND
Purchases ..........................             --         206,087         206,087
Sales ..............................             --         217,539         217,539
U.S. MANAGED VOLATILITY FUND
Purchases ..........................             --         435,052         435,052
Sales ..............................             --         470,870         470,870
GLOBAL MANAGED VOLATILITY FUND
Purchases ..........................             --         253,428         253,428
Sales ..............................             --         288,281         288,281
TAX-MANAGED MANAGED VOLATILITY FUND+
Purchases ..........................             --         134,205         134,205
Sales ..............................             --          40,401          40,401
REAL ESTATE FUND
Purchases ..........................             --         174,212         174,212
Sales ..............................             --         122,839         122,839
ENHANCED INCOME FUND
Purchases ..........................         59,130          13,400          72,530
Sales ..............................         77,389         124,618         202,007
CORE FIXED INCOME FUND
Purchases ..........................     12,987,961       1,321,124      14,309,085
Sales ..............................     13,683,055       1,136,374      14,819,429
HIGH YIELD BOND FUND
Purchases ..........................             --         753,605         753,605
Sales ..............................             --         689,927         689,927

+    For the period December 20, 2007 through September 30, 2008.

6. FEDERAL TAX INFORMATION

It is each Fund's intention to continue to qualify as a regulated investment company under Subchapter M of The Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage- and asset-backed securities for tax purposes, return of capital, swap income reclassification, nontaxable redemption in-kind gain/loss, distribution reclassification, REIT income reclassification and utilization of earnings and profits on shareholder redemptions and net operating losses have been reclassified to/from the following accounts as of September 30, 2008:

                                                        Undistributed    Accumulated
                                          Paid-in      Net Investment      Realized
                                          Capital       Income/(Loss)     Gain/(Loss)
                                       ($ Thousands)    ($ Thousands)   ($ Thousands)
                                       -------------   --------------   -------------
Large Cap Value Fund                      $    --         $    (37)        $    37
Large Cap Growth Fund                          --              (93)             93
Tax-Managed Large Cap Fund                   (437)             530             (93)
Large Cap Diversified Alpha Fund               --             (314)            314
S&P 500 Index Fund                          2,637              150          (2,787)
Small Cap Value Fund                          637              879          (1,516)
Small Cap Growth Fund                          --            1,034          (1,034)
Tax-Managed Small Cap Fund                     --               60             (60)
Small/Mid Cap Diversified Alpha Fund       (3,564)             401           3,163
Mid-Cap Fund                                   --               66             (66)
U.S. Managed Volatility Fund                   --              (48)             48
Global Managed Volatility Fund             (4,752)           1,162           3,590
Real Estate Fund                           (1,951)           4,319          (2,368)
Enhanced Income Fund                           --           (4,913)          4,913
Core Fixed Income Fund                         --           (4,107)          4,107
High Yield Bond Fund                           --          (15,600)         15,600

The tax character of dividends and distributions paid during the years or period ended September 30, 2008 and September 30, 2007 (unless otherwise indicated) was as follows:

                                                Ordinary        Long-term        Return
                                                  Income      Capital Gain      of Capital        Total
                                              ($ Thousands)   ($ Thousands)   ($ Thousands)   ($ Thousands)
                                              -------------   -------------   -------------   -------------
Large Cap Value Fund                   2008      $93,371         $282,073          $--           $375,444
                                       2007       89,084          321,001           --            410,085
Large Cap Growth Fund                  2008       11,663               --           --             11,663
                                       2007        7,665               --           --              7,665
Tax-Managed Large Cap Fund             2008       30,277               --           --             30,277
                                       2007       25,221               --           --             25,221
Large Cap Diversified Alpha Fund       2008       51,516           30,983           --             82,499
                                       2007       15,521            7,983           --             23,504

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

September 30, 2008

                                                  Ordinary        Long-term        Return
                                                    Income      Capital Gain      of Capital        Total
                                                ($ Thousands)   ($ Thousands)   ($ Thousands)   ($ Thousands)
                                                -------------   -------------   -------------   -------------
S&P 500 Index Fund                     2008        $ 30,514        $ 81,651        $   --          $112,165
                                       2007(1)        6,937              --            --             6,937
                                       2007(2)       33,765          26,542            --            60,307
Small Cap Value Fund                   2008          35,546         106,276            --           141,822
                                       2007          28,891          92,533            --           121,424
Small Cap Growth Fund                  2008             728          86,250            --            86,978
Tax-Managed Small Cap Fund             2008           4,502          20,515            --            25,017
                                       2007           4,745          19,830            --            24,575
Small/Mid Cap Diversified Alpha Fund   2008             110              --         1,245             1,355
                                       2007             699              --            --               699
Mid-Cap Fund                           2008           7,244          10,547            --            17,791
                                       2007           1,396           6,038            --             7,434
U.S. Managed Volatility Fund           2008          15,544          11,019            --            26,563
                                       2007           9,194           4,209            --            13,403
Global Managed Volatility Fund         2008           7,306             774            --             8,080
                                       2007           2,197              45            --             2,242
Tax Managed Volatility Fund            2008             375              --            --               375
Real Estate Fund                       2008           8,331          11,379         1,951            21,661
                                       2007           6,013           8,207           159            14,379
Enhanced Income Fund                   2008          27,075              --            --            27,075
                                       2007          21,572              --            --            21,572
Core Fixed Income Fund                 2008         217,874              --            --           217,874
                                       2007         215,422              --            --           215,422
High Yield Bond Fund                   2008         123,943              --            --           123,943
                                       2007          93,629              --            --            93,629

(1) For the six months ended September 30, 2007. The Fund's fiscal year end changed from March 31 to September 30.

(2)  For the year ended March 31.

As of September 30, 2008, the components of Distributable Earnings/(Accumulated Losses) were as follows:

                                                                                                                           Total
                                                                                Post                                   Distributable
                    Undistributed Undistributed    Capital         Post        October      Unrealized       Other        Earnings
                       Ordinary     Long-Term        Loss        October       Currency    Appreciation    Temporary    (Accumulated
                        Income     Capital Gain Carryforwards     Losses       Losses     (Depreciation)  Differences     Losses)
                    ($ Thousands) ($ Thousands) ($ Thousands) ($ Thousands) ($ Thousands)  ($ Thousands) ($ Thousands) ($ Thousands)
                    ------------- ------------- ------------- ------------- ------------- -------------- ------------- -------------
Large Cap Value
   Fund                $13,491      $     --     $        --    $ (30,481)     $    --      $(170,826)     $     --     $  (187,816)
Large Cap Growth
   Fund                  2,429            --      (1,025,029)          --           --        (68,175)           --      (1,090,775)
Tax-Managed Large
   Cap Fund              6,490            --        (271,803)      (9,561)          --         (7,810)            1        (282,683)
Large Cap
   Diversified
   Alpha Fund            2,506            --          (3,489)    (153,227)          --       (183,163)           50        (337,323)
S&P 500 Index Fund       6,652        10,295              --           --           --        517,592            --         534,539
Small Cap Value
   Fund                  2,675         3,167              --      (26,795)         (15)       (53,268)           --         (74,236)
Small Cap Growth
   Fund                     79            --              --      (82,461)         (63)      (137,565)       (1,007)       (221,017)
Tax-Managed Small
   Cap Fund                379            --              --      (11,615)          --        (23,994)           --         (35,230)
Small/Mid Cap
   Diversified
   Alpha Fund               --            --          (1,577)     (18,479)          (3)       (18,090)           19         (38,130)
Mid-Cap Fund               236            --            (303)     (16,941)          --        (22,274)           --         (39,282)
U.S. Managed
   Volatility Fund       1,257            --              --       (9,680)          --        (20,836)           --         (29,259)
Global Managed
   Volatility Fund          --            --              --      (17,684)      (2,362)       (10,989)       (1,734)        (32,769)
Tax Managed Managed
   Volatility Fund         369            --              --       (3,423)          --         (3,589)           --          (6,643)
Real Estate Fund*        3,234       (10,928)             --           --           (5)       (15,021)         (254)        (22,974)
Enhanced Income
   Fund                  5,056            --          (3,953)     (27,938)      (4,237)       (67,321)          869         (97,524)
Core Fixed Income
   Fund                 13,237            --         (50,341)          --           --       (370,135)      (21,754)       (428,993)
High Yield Bond
   Fund                 18,715            --        (158,425)     (48,103)          --       (248,318)      (33,925)       (470,056)

* Information reflects Fund activity based on Fund's December 31, 2007 tax reporting year.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

Post October losses represent losses realized on investment transactions from November 1, 2007 through September 30, 2008 that, in accordance with Federal income tax regulations, the Funds may defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains as follows:

                                                                                                                      Total Capital
                       Expires       Expires       Expires       Expires       Expires       Expires       Expires         Loss
                         2016          2015          2014          2013          2012          2011          2010     Carryforwards
                    ($ Thousands) ($ Thousands) ($ Thousands) ($ Thousands) ($ Thousands) ($ Thousands) ($ Thousands) ($ Thousands)
                    ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
Large Cap Growth
   Fund                 $   --       $    --        $   --         $--         $ 7,113       $625,971      $391,945     $1,025,029
Tax-Managed Large
   Cap Fund                 --            --            --          --          16,066        203,461        52,276        271,803
Large Cap
   Diversified
   Alpha Fund            3,489            --            --          --              --             --            --          3,489
Small/Mid Cap
   Diversified
   Alpha Fund            1,577            --            --          --              --             --            --          1,577
Mid-Cap Fund               303            --            --          --              --             --            --            303
Enhanced Income
   Fund                  3,427           526            --          --              --             --            --          3,953
Core Fixed Income
   Fund                  1,574        40,684         8,083          --              --             --            --         50,341
High Yield Bond
   Fund                  3,037        21,474         8,149          --              --         57,113        68,652        158,425

During the year ended September 30, 2008, the Large Cap Growth, Tax-Managed Large Cap and Core Fixed Income Fund utilized $56,336,044, $18,155,675 and $8,777,535, respectively, of capital loss carryforward to offset capital gains.

For Federal income tax purposes, the cost of securities owned at September 30, 2008, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at September 30, 2008, were as follows:

                                                                                       Net Unrealized
                                          Federal       Appreciated     Depreciated     Appreciation/
                                          Tax Cost       Securities      Securities    (Depreciation)
                                       ($ Thousands)   ($ Thousands)   ($ Thousands)    ($ Thousands)
                                       -------------   -------------   -------------   --------------
Large Cap Value Fund                     $2,943,425       $334,236       $(505,062)      $(170,826)
Large Cap Growth Fund                     2,797,151        327,398        (395,573)        (68,175)
Tax-Managed Large Cap Fund                2,454,048        346,213        (354,023)         (7,810)
Large Cap Diversified Alpha Fund          1,705,351        110,405        (325,131)       (214,726)
S&P 500 Index Fund                          912,027        621,209        (103,617)        517,592
Small Cap Value Fund                      1,188,290         93,123        (146,391)        (53,268)
Small Cap Growth Fund                       990,354         41,688        (179,246)       (137,558)
Tax-Managed Small Cap Fund                  360,665         36,211         (60,205)        (23,994)
Small/Mid Cap Diversified Alpha Fund        147,353          6,954         (25,420)        (18,466)
Mid-Cap Fund                                173,277          3,769         (26,043)        (22,274)
U.S. Managed Volatility Fund                472,499         26,036         (46,872)        (20,836)
Global Managed Volatility Fund              205,826        263,774        (276,192)        (12,418)
Tax-Managed Managed Volatility Fund         100,902          3,382          (6,971)         (3,589)
Real Estate Fund                            373,298         24,569         (39,590)        (15,021)

                                                                                       Net Unrealized
                                          Federal       Appreciated     Depreciated     Appreciation/
                                          Tax Cost       Securities      Securities    (Depreciation)
                                       ($ Thousands)   ($ Thousands)   ($ Thousands)    ($ Thousands)
                                       -------------   -------------   -------------   --------------
Enhanced Income Fund                     $  390,152       $   571        $ (66,978)      $ (66,407)
Core Fixed Income Fund                    5,041,239        68,566         (439,669)       (371,103)
High Yield Bond Fund                      1,449,125         2,054         (250,372)       (248,318)

Management has analyzed the Funds' tax position taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2008, no provision for income tax would be required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7. SECURITIES LENDING

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust's Board of Trustees. These loans may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its Adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. Collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral between 102% and 105% of the market value of borrowed securities for domestic and foreign securities, respectively. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity. Income from lending activity is determined by the amount of interest

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

Notes to Financial Statements (Concluded)

September 30, 2008

earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These investments may include the SEI Liquidity Fund L.P., repurchase agreements, which are collateralized by United States Treasury and Government Agency securities, and high-quality, short-term instruments, such as floating rate corporate obligations, commercial paper, and private placements with an average weighted maturity not to exceed 60 days and a maturity not to exceed 397 days. There is no guarantee that these investments will not lose value.

8. CONCENTRATIONS/RISKS

In the normal course of business, the Funds enter into contracts that provide general indemnifications by the Funds to the counterparty to the contract. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

The market values of the Core Fixed Income and High Yield Bond Funds' investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

9. IN-KIND TRANSFER OF SECURITIES

During the year ended March 31, 2007, the S&P 500 Index Fund redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

Transaction Date   Shares Redeemed      Value         Gain
----------------   ---------------   -----------   ----------
    10/31/06         1,159,503       $47,458,439   $4,367,598

During the year ended September 30, 2007, the Small Cap Value and Small Cap Growth Funds redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

                 Transaction     Shares                       Gain
                    Date        Redeemed      Value          (Loss)
                 -----------   ---------   -----------   ------------
Small Cap
   Value Fund      10/31/06    2,111,117   $47,246,783   $ 2,167,503
Small Cap
   Growth Fund     10/31/06    3,291,723    64,649,433    (4,305,289)

For the year ended September 30, 2008 there were no In-Kind transfers of securities for any Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, the FASB issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported in the financial statements for a fiscal period.


In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No.161 requires enhanced disclosures about the Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the Funds' financial position, performance, and cash flows. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Funds' financial statements and related disclosures.

On September 12, 2008, the FASB issued FASB Staff Position ("FSP") No. FAS 133-1 and FASB Interpretation Number ("FIN") 45-4 ("FSP 133-1"), DISCLOSURES ABOUT CREDIT DERIVATIVES AND CERTAIN GUARANTEES: AN AMENDMENT OF FASB STATEMENT NO. 133 AND FASB INTERPRETATION NO. 45; AND CLARIFICATION OF THE EFFECTIVE DATE OF FASB STATEMENT NO. 161. The FSP is intended to improve disclosures about credit derivatives by requiring more information about the potential adverse effects of changes in credit risk on the financial position, financial performance, and cash flows of the sellers of credit derivatives. It amends FASB Statement No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES, to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also amends FIN 45, GUARANTOR'S ACCOUNTING AND DISCLOSURE REQUIREMENTS FOR GUARANTEES, INCLUDING INDIRECT GUARANTEES OF INDEBTEDNESS TO OTHERS, to require an additional disclosure about the current status of the payment/performance risk of a guarantee. FSP 133-1 and FIN 45-4 is effective for reporting periods (annual or interim) ending after November 15, 2008. Management of the Fund is currently assessing the impact of adopting FSP No. FAS 133-1 and FIN 45-4.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

11. OTHER MATTERS (Unaudited)

Due to volatility in the fixed income and equity markets, the market value of some of the Fund's holdings may currently be lower than shown in the Schedules of Investments ("SOI"). The values shown in the SOI's were the market values as of September 30, 2008 and do not reflect any market events after September 30, 2008.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

SEI Institutional Managed Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SEI Institutional Managed Trust, comprising the Large Cap Value Fund, Large Cap Growth Fund, Tax-Managed Large Cap Fund, Large Cap Diversified Alpha Fund, S&P 500 Index Fund, Small Cap Value Fund, Small Cap Growth Fund, Tax-Managed Small Cap Fund, Small/Mid Cap Diversified Alpha Fund, Mid-Cap Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, Tax-Managed Managed Volatility Fund, Real Estate Fund, Enhanced Income Fund, Core Fixed Income Fund and High Yield Bond Fund (collectively, the "Funds"), as of September 30, 2008, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Large Cap Value Fund, Large Cap Growth Fund, Tax-Managed Large Cap Fund, Small Cap Value Fund, Small Cap Growth Fund, Tax-Managed Small Cap Fund, Mid-Cap Fund, U.S. Managed Volatility Fund, Real Estate Fund, Core Fixed Income Fund and High Yield Bond Fund for each of the years or periods in the two-year period ended September 30, 2005 and prior, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their reports dated November 28, 2005. The financial highlights of the S&P 500 Index Fund for each of the years or periods in the two-year period ended March 31, 2005 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their reports dated May 31, 2005.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with custodians and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising SEI Institutional Managed Trust as of September 30, 2008, and the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.


                                                  (KPMG LLP)

Philadelphia, Pennsylvania

November 26, 2008

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of November 21, 2008.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

                                          TERM OF                                       NUMBER OF
                                          OFFICE                                        PORTFOLIOS
                                            AND                 PRINCIPAL                IN FUND
                          POSITION(S)    LENGTH OF            OCCUPATION(S)              COMPLEX
                           HELD WITH       TIME                DURING PAST               OVERSEEN           OTHER DIRECTORSHIPS
 NAME ADDRESS, AND AGE       TRUSTS      SERVED(1)             FIVE YEARS             BY TRUSTEE(2)           HELD BY TRUSTEE
-----------------------   -----------   ----------   ------------------------------   -------------   ------------------------------
INTERESTED TRUSTEES

Robert A. Nesher          Chairman      since 1982   Currently performs various             80        Trustee of The Advisors' Inner
One Freedom               of the                     services on behalf of SEI                        Circle Fund, The Advisors'
Valley Drive,             Board of                   Investments for which Mr.                        Inner Circle Fund II, Bishop
Oaks, PA 19456            Trustees*                  Nesher is compensated.                           Street Funds, Director of SEI
61 yrs. old                                                                                           Global Master Fund, plc, SEI
                                                                                                      Global Assets Fund, plc, SEI
                                                                                                      Global Investments Fund, plc,
                                                                                                      SEI Investments Global,
                                                                                                      Limited, SEI Investments --
                                                                                                      Global Fund Services, Limited,
                                                                                                      SEI Investments (Europe),
                                                                                                      Limited, SEI Investments --
                                                                                                      Unit Trust Management (UK),
                                                                                                      Limited, SEI Global Nominee
                                                                                                      Ltd., SEI Opportunity Fund,
                                                                                                      L.P., SEI Structured Credit
                                                                                                      Fund, L.P., and SEI Multi-
                                                                                                      Strategy Funds plc.

William M. Doran          Trustee*      since 1982   Self-employed consultant since         80        Trustee of The Advisors' Inner
1701 Market Street                                   2003. Partner, Morgan, Lewis &                   Circle Fund, The Advisors'
Philadelphia, PA                                     Bockius LLP (law firm) from                      Inner Circle Fund II, Bishop
19103                                                1976 to 2003, counsel to the                     Street Funds, Director of SEI
68 yrs. old                                          Trust, SEI, SIMC, the                            since 1974. Director of the
                                                     Administrator and the                            Distributor since 2003.
                                                     Distributor. Secretary of SEI                    Director of SEI Investments --
                                                     since 1978.                                      Global Fund Services, Limited,
                                                                                                      SEI Investments Global,
                                                                                                      Limited, SEI Investments
                                                                                                      (Europe), Limited, SEI
                                                                                                      Investments (Asia), Limited
                                                                                                      and SEI Asset Korea Co., Ltd.

TRUSTEES

James M. Storey           Trustee       since 1995   Attorney, sole practitioner            80        Trustee of The Advisors' Inner
One Freedom                                          since 1994. Partner, Dechert                     Circle Fund, The Advisors'
Valley Drive,                                        Price & Rhoads, September                        Inner Circle Fund II, Bishop
Oaks, PA 19456                                       1987-December 1993.                              Street Funds, Massachusetts
77 yrs. old                                                                                           Health and Education Tax-
                                                                                                      Exempt Trust, and U.S.
                                                                                                      Charitable Gift Trust.

* MESSRS. NESHER AND DORAN ARE TRUSTEES WHO MAY BE DEEMED AS "INTERESTED" PERSONS OF THE TRUST AS THAT TERM IS DEFINED IN THE 1940 ACT BY VIRTUE OF THEIR AFFILIATION WITH SIMC AND THE TRUST'S DISTRIBUTOR.

(1) EACH TRUSTEE SHALL HOLD OFFICE DURING THE LIFETIME OF THIS TRUST UNTIL THE ELECTION AND QUALIFICATION OF HIS OR HER SUCCESSOR, OR UNTIL HE OR SHE SOONER DIES, RESIGNS OR IS REMOVED IN ACCORDANCE WITH THE TRUST'S DECLARATION OF TRUST.

(2) THE FUND COMPLEX INCLUDES THE FOLLOWING TRUSTS: SEI ASSET ALLOCATION TRUST, SEI DAILY INCOME TRUST, SEI INSTITUTIONAL INVESTMENTS TRUST, SEI INSTITUTIONAL INTERNATIONAL TRUST, SEI INSTITUTIONAL MANAGED TRUST, SEI LIQUID ASSET TRUST, SEI TAX EXEMPT TRUST AND SEI ALPHA STRATEGY PORTFOLIOS, L.P.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

                                          TERM OF                                       NUMBER OF
                                          OFFICE                                        PORTFOLIOS
                                            AND                 PRINCIPAL                IN FUND
                          POSITION(S)    LENGTH OF            OCCUPATION(S)              COMPLEX
                           HELD WITH       TIME                DURING PAST               OVERSEEN           OTHER DIRECTORSHIPS
 NAME ADDRESS, AND AGE       TRUSTS      SERVED(1)             FIVE YEARS             BY TRUSTEE(2)           HELD BY TRUSTEE
-----------------------   -----------   ----------   ------------------------------   -------------   ------------------------------
TRUSTEES (CONTINUED)

George J. Sullivan, Jr.   Trustee       since 1996   Self-Employed Consultant,              80        Trustee of The Advisors' Inner
One Freedom                                          Newfound Consultants Inc.                        Circle Fund, The Advisors'
Valley Drive                                         since April 1997.                                Inner Circle Fund II, Bishop
Oaks, PA 19456                                                                                        Street Funds, State Street
65 yrs. old                                                                                           Navigator Securities Lending
                                                                                                      Trust, SEI Opportunity Fund,
                                                                                                      L.P.,and SEI Structured Credit
                                                                                                      Fund, L.P.

Rosemarie B. Greco        Trustee       since 1999   Director, Governor's Office of         80        Director, Sonoco, Inc.;
One Freedom                                          Health Care Reform,                              Director, Exelon Corporation;
Valley Drive                                         Commonwealth of Pennsylvania                     Trustee, Pennsylvania Real
Oaks, PA 19456                                       since 2003. Founder and                          Estate Investment Trust.
62 yrs. old                                          Principal, Grecoventures Ltd.
                                                     from 1999 to 2002.

Nina Lesavoy              Trustee       since 2003   Founder and Managing Director,         80        Director of SEI Opportunity
One Freedom                                          Avec Capital since 2008.                         Fund, L.P., and SEI Structured
Valley Drive,                                        Managing Director, Cue Capital                   Credit Fund, L.P.
Oaks, PA 19456                                       from March 2002-March 2008.
51 yrs. old

James M. Williams         Trustee       since 2004   Vice President and Chief               80        Trustee/Director of Ariel
One Freedom                                          Investment Officer, J. Paul                      Mutual Funds, SEI Opportunity
Valley Drive,                                        Getty Trust, Non-Profit                          Fund, L.P., and SEI Structured
Oaks, PA 19456                                       Foundation for Visual Arts,                      Credit Fund, L.P.
60 yrs. old                                          since December 2002.
                                                     President, Harbor Capital
                                                     Advisors and Harbor Mutual
                                                     Funds, 2000-2002.

Mitchell A. Johnson       Trustee       since 2007   Private Investor since 1994.           80        Trustee of the Advisors' Inner
One Freedom                                                                                           Circle Fund, The Advisor's
Valley Drive,                                                                                         Inner Circle Fund II, and
Oaks, PA 19456                                                                                        Bishop Street Funds.
66 yrs. old

Hubert L. Harris, Jr.     Trustee       since 2008   Retired since December 2005.           80        Director of Colonial
One Freedom                                          Chief Executive Officer and                      BancGroup, Inc. and Chair of
Valley Drive,                                        Chair of the Board of                            the Board of Trustees, Georgia
Oaks, PA 19456                                       Directors, AMVESCAP                              Tech Foundation, Inc.
65 yrs. old                                          Retirement, Inc.,                                (nonprofit corporation).
                                                     1997-December 2005. Chief
                                                     Executive Officer, INVESCO
                                                     North America, September
                                                     2003-December 2005.

OFFICERS

Robert A. Nesher          President     since 2005   Currently performs various            N/A        N/A
One Freedom               & CEO                      services on behalf of SEI for
Valley Drive,                                        which Mr. Nesher is
Oaks, PA 19456                                       compensated.
61 yrs. old

Stephen F. Panner         Controller    since 2005   Fund Accounting Director of           N/A        N/A
One Freedom               and Chief                  the Administrator since 2005.
Valley Drive,             Financial                  Fund Administration Manager,
Oaks, PA 19456            Officer                    Old Mutual Fund Services,
38 yrs. old                                          2000-2005. Chief Financial
                                                     Officer, Controller and
                                                     Treasurer, PBHG Funds and PBHG
                                                     Insurance Series Fund,
                                                     2004-2005. Assistant
                                                     Treasurer, PBHG Funds and PBHG
                                                     Insurance Series Fund,
                                                     2000-2004. Assistant
                                                     Treasurer, Old Mutual Advisors
                                                     Fund, 2004-2005.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                          TERM OF                                       NUMBER OF
                                          OFFICE                                        PORTFOLIOS
                                            AND                 PRINCIPAL                IN FUND
                          POSITION(S)    LENGTH OF            OCCUPATION(S)              COMPLEX
                           HELD WITH       TIME                DURING PAST               OVERSEEN           OTHER DIRECTORSHIPS
 NAME ADDRESS, AND AGE       TRUSTS      SERVED(1)             FIVE YEARS             BY TRUSTEE(2)           HELD BY TRUSTEE
-----------------------   -----------   ----------   ------------------------------   -------------   ------------------------------
OFFICERS (CONTINUED)

Russell Emery             Chief         since 2006   Chief Compliance Officer of           N/A        N/A
One Freedom               Compliance                 SEI Alpha Strategy Portfolios,
Valley Drive              Officer                    L.P., SEI Structured Credit
Oaks, PA 19456                                       Fund, L.P., since June 2007.
45 yrs. old                                          SEI Institutional Managed
                                                     Trust, SEI Asset Allocation
                                                     Trust, SEI Institutional
                                                     International Trust, SEI
                                                     Liquid Asset Trust, SEI Daily
                                                     Income Trust, SEI Tax Exempt
                                                     Trust, SEI Institutional
                                                     Investments Trust, SEI
                                                     Opportunity Fund, L.P., The
                                                     Advisors' Inner Circle Fund,
                                                     The Advisors' Inner Circle
                                                     Fund II, and Bishop Street
                                                     Funds, since March 2006.
                                                     Director of Investment Product
                                                     Management and Development of
                                                     SIMC, February 2003-March
                                                     2006. Senior Investment
                                                     Analyst-- Equity Team of SEI,
                                                     March 2000-February 2003.

Timothy D. Barto          Vice          since 2002   General Counsel, Vice                 N/A        N/A
One Freedom               President                  President and Secretary of
Valley Drive              and                        SIMC and the Administrator
Oaks, PA 19456            Secretary                  since 2004. Vice President and
40 yrs. old                                          Assistant Secretary of SEI
                                                     since 2001. Vice President of
                                                     SIMC and the Administrator
                                                     since 1999. Assistant
                                                     Secretary of SIMC, the
                                                     Administrator and the
                                                     Distributor and Vice President
                                                     of the Distributor, 1999-2003.

James Ndiaye              Vice          since 2005   Vice President and Assistant          N/A        N/A
One Freedom               President                  Secretary of SIMC since 2005.
Valley Drive              and                        Vice President, Deutsche Asset
Oaks, PA 19456            Assistant                  Management (2003-2004).
39 yrs. old               Secretary                  Associate, Morgan, Lewis &
                                                     Bockius LLP (2000-2003).

Michael T. Pang           Vice          since 2005   Vice President and Assistant          N/A        N/A
One Freedom               President                  Secretary of SIMC since 2005.
Valley Drive              and                        Counsel, Caledonian Bank &
Oaks, PA 19456            Assistant                  Trust's Mutual Funds Group
36 yrs. old               Secretary                  (2004). Counsel, Permal Asset
                                                     Management (2001-2004).

Aaron Buser               Vice          since 2008   Vice President and Assistant          N/A        N/A
One Freedom               President                  Secretary of SIMC since 2007.
Valley Drive              and                        Associate at Stark & Stark
Oaks, PA 19456            Assistant                  (2004-2007). Associate at
37 yrs. old               Secretary                  Flaster/Greenberg, P.C.
                                                     (2000-2004).

John J. McCue             Vice          since 2004   Director of Portfolio                 N/A        N/A
One Freedom               President                  Implementations for SIMC since
Valley Drive                                         1995. Managing Director of
Oaks, PA 19456                                       Money Market Investments for
45 yrs. old                                          SIMC since 2003.

Andrew S. Decker          Anti-Money    since 2008   Compliance Officer and Product        N/A        N/A
One Freedom               Laundering                 Manager, SEI 2005-2008. Vice
Valley Drive              Compliance                 President, Old Mutual Capital,
Oaks, PA 19456            Officer                    2000-2005.
44 yrs. old

(1) EACH TRUSTEE SHALL HOLD OFFICE DURING THE LIFETIME OF THIS TRUST UNTIL THE ELECTION AND QUALIFICATION OF HIS OR HER SUCCESSOR, OR UNTIL HE OR SHE SOONER DIES, RESIGNS OR IS REMOVED IN ACCORDANCE WITH THE TRUST'S DECLARATION OF TRUST.

(2) THE FUND COMPLEX INCLUDES THE FOLLOWING TRUSTS: SEI ASSET ALLOCATION TRUST, SEI DAILY INCOME TRUST, SEI INSTITUTIONAL INVESTMENTS TRUST, SEI INSTITUTIONAL INTERNATIONAL TRUST, SEI INSTITUTIONAL MANAGED TRUST, SEI LIQUID ASSET TRUST, SEI TAX EXEMPT TRUST AND SEI ALPHA STRATEGY PORTFOLIOS, L.P.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund's average net assets; this percentage is known as the mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund's costs in two ways:

- ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

- HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expense Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown do not apply to your specific investment.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

                                      BEGINNING    ENDING               EXPENSE
                                       ACCOUNT    ACCOUNT   ANNUALIZED    PAID
                                        VALUE      VALUE      EXPENSE    DURING
                                        4/1/08    9/30/08     RATIOS    PERIOD*
                                      ---------  ---------  ----------  -------
LARGE CAP VALUE FUND
ACTUAL FUND RETURN
Class A Shares                        $1,000.00  $  878.90     0.89%     $4.18
Class I Shares                         1,000.00     878.20     1.12       5.26
HYPOTHETICAL 5% RETURN
Class A Shares                        $1,000.00  $1,020.55     0.89%     $4.50
Class I Shares                         1,000.00   1,019.40     1.12       5.65
LARGE CAP GROWTH FUND
ACTUAL FUND RETURN
Class A Shares                        $1,000.00  $  874.30     0.89%     $4.17
Class I Shares                         1,000.00     873.30     1.12       5.25
HYPOTHETICAL 5% RETURN
Class A Shares                        $1,000.00  $1,020.55     0.89%     $4.50
Class I Shares                         1,000.00   1,019.40     1.12       5.65
TAX-MANAGED LARGE CAP FUND
ACTUAL FUND RETURN
Class A Shares                        $1,000.00  $  877.40     0.89%     $4.18
Class Y Shares                         1,000.00     879.00     0.57       2.68
HYPOTHETICAL 5% RETURN
Class A Shares                        $1,000.00  $1,020.25     0.89%     $4.50
Class Y Shares                         1,000.00   1,022.15     0.57       2.88
LARGE CAP DIVERSIFIED ALPHA FUND
ACTUAL FUND RETURN
Class A Shares                        $1,000.00  $  864.30     1.07%     $4.99
Class I Shares                         1,000.00     862.70     1.32       6.15
HYPOTHETICAL 5% RETURN
Class A Shares                        $1,000.00  $1,019.65     1.07%     $5.40
Class I Shares                         1,000.00   1,018.40     1.32       6.66
S&P 500 INDEX FUND
ACTUAL FUND RETURN
Class A Shares                        $1,000.00  $  888.70     0.41%     $1.94
Class E Shares                         1,000.00     889.30     0.26       1.23
Class I Shares                         1,000.00     887.50     0.65       3.07
HYPOTHETICAL 5% RETURN
Class A Shares                        $1,000.00  $1,022.95     0.41%     $2.07
Class E Shares                         1,000.00   1,023.70     0.26       1.32
Class I Shares                         1,000.00   1,021.75     0.65       3.29
SMALL CAP VALUE FUND
ACTUAL FUND RETURN
Class A Shares                        $1,000.00  $  968.80     1.14%     $5.61
Class I Shares                         1,000.00     968.50     1.37       6.74
HYPOTHETICAL 5% RETURN
Class A Shares                        $1,000.00  $1,019.30     1.14%     $5.76
Class I Shares                         1,000.00   1,018.15     1.37       6.91
SMALL CAP GROWTH FUND
ACTUAL FUND RETURN
Class A Shares                        $1,000.00  $  879.80     1.11%     $5.22
Class I Shares                         1,000.00     878.30     1.36       6.39
HYPOTHETICAL 5% RETURN
Class A Shares                        $1,000.00  $1,019.45     1.11%     $5.60
Class I Shares                         1,000.00   1,018.20     1.36       6.86
TAX-MANAGED SMALL CAP FUND
ACTUAL FUND RETURN
Class A Shares                        $1,000.00  $  919.00     1.11%     $5.33
HYPOTHETICAL 5% RETURN
Class A Shares                        $1,000.00  $1,019.45     1.11%     $5.60
SMALL/MID CAP DIVERSIFIED ALPHA FUND
ACTUAL FUND RETURN
Class A Shares                        $1,000.00  $  895.70     1.27%     $6.02
Class I Shares                         1,000.00     895.00     1.52       7.20
HYPOTHETICAL 5% RETURN
Class A Shares                        $1,000.00  $1,018.65     1.27%     $6.41
Class I Shares                         1,000.00   1,017.40     1.52       7.67

                                      BEGINNING    ENDING               EXPENSE
                                       ACCOUNT    ACCOUNT   ANNUALIZED    PAID
                                        VALUE      VALUE      EXPENSE    DURING
                                        4/1/08    9/30/08     RATIOS    PERIOD*
                                      ---------  ---------  ----------  -------
MID-CAP FUND
ACTUAL FUND RETURN
Class A Shares                        $1,000.00  $  863.20     1.02%     $4.75
Class I Shares                         1,000.00     862.00     1.27       5.91
HYPOTHETICAL 5% RETURN
Class A Shares                        $1,000.00  $1,019.90     1.02%     $5.15
Class I Shares                         1,000.00   1,018.65     1.27       6.41
U.S. MANAGED VOLATILITY FUND
ACTUAL FUND RETURN
Class A Shares                        $1,000.00  $  974.70     1.00%     $4.94
Class I Shares                         1,000.00     973.30     1.25       6.17
HYPOTHETICAL 5% RETURN
Class A Shares                        $1,000.00  $1,020.00     1.00%     $5.05
Class I Shares                         1,000.00   1,018.75     1.25       6.31
GLOBAL MANAGED VOLATILITY FUND
ACTUAL FUND RETURN
Class A Shares                        $1,000.00  $  956.70     1.10%     $5.38
Class I Shares                         1,000.00     955.50     1.35       6.60
HYPOTHETICAL 5% RETURN
Class A Shares                        $1,000.00  $1,019.50     1.10%     $5.55
Class I Shares                         1,000.00   1,018.25     1.35       6.81
TAX-MANAGED MANAGED VOLATILITY FUND
ACTUAL FUND RETURN
Class A Shares                        $1,000.00  $  981.00     1.00%     $4.95
HYPOTHETICAL 5% RETURN
Class A Shares                        $1,000.00  $1,020.00     1.00%     $5.05
REAL ESTATE FUND
ACTUAL FUND RETURN
Class A Shares                        $1,000.00  $  927.30     1.14%     $5.49
Class I Shares                         1,000.00     926.10     1.37       6.60
HYPOTHETICAL 5% RETURN
Class A Shares                        $1,000.00  $1,019.30     1.14%     $5.76
Class I Shares                         1,000.00   1,018.15     1.37       6.91
ENHANCED INCOME FUND
ACTUAL FUND RETURN
Class A Shares                        $1,000.00  $  954.50     0.60%     $2.93
Class I Shares                         1,000.00     952.80     0.84       4.10
HYPOTHETICAL 5% RETURN
Class A Shares                        $1,000.00  $1,022.00     0.60%     $3.03
Class I Shares                         1,000.00   1,020.80     0.84       4.24
CORE FIXED INCOME FUND
ACTUAL FUND RETURN
Class A Shares                        $1,000.00  $  953.70     0.67%     $3.27
Class I Shares                         1,000.00     951.60     0.90       4.39
HYPOTHETICAL 5% RETURN
Class A Shares                        $1,000.00  $1,021.65     0.67%     $3.39
Class I Shares                         1,000.00   1,020.50     0.90       4.55
HIGH YIELD BOND FUND
ACTUAL FUND RETURN
Class A Shares                        $1,000.00  $  937.90     0.89%     $4.31
Class I Shares                         1,000.00     938.20     1.12       5.43
HYPOTHETICAL 5% RETURN
Class A Shares                        $1,000.00  $1,020.55     0.89%     $4.50
Class I Shares                         1,000.00   1,019.40     1.12       5.65

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period shown).

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited)

SEI Institutional Managed Trust (the "Trust") and SEI Investments Management Corporation ("SIMC") have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the series of the Trust (the "Funds") and may manage the cash portion of the Funds' assets. Pursuant to separate sub-advisory agreements (the "Sub-Advisory Agreements" and, together with the Advisory Agreement, the "Investment Advisory Agreements") with SIMC, and under the supervision of SIMC and the Trust's Board of Trustees (the "Board"), the Sub-Advisers are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers also are responsible for managing their employees who provide services to these Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers' skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the "1940 Act") requires that the initial approval of, as well as the continuation of, the Funds' Investment Advisory Agreements must be specifically approved: (i) by the vote of the Board of Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of such approvals, the Funds' Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission ("SEC") takes the position that, as part of their fiduciary duties with respect to a mutual fund's fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Trust's Board of Trustees calls and holds meetings each year that are dedicated to considering whether to renew the Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC's and the Sub-Advisers' affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from Fund counsel and independent counsel to the Independent Trustees regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust's Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (a) the quality of SIMC's and the Sub-Advisers' investment management and other services; (b) SIMC's and the Sub-Advisers' investment management personnel; (c) SIMC's and the Sub-Advisers' operations and financial condition; (d) SIMC's and the Sub-Advisers' brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that SIMC and the Sub-Advisers charge the Funds compared with the fees each charge to comparable mutual funds; (f) the Funds' overall fees and operating expenses compared with similar mutual funds; (g) the level of SIMC's and the Sub-Advisers' profitability from their Fund-related operations; (h) SIMC's and the Sub-Advisers' compliance systems; (i) SIMC's and the Sub-Advisers' policies on and compliance procedures for personal securities transactions; (j) SIMC's and the Sub-Advisers' reputation, expertise and resources in domestic and/or international financial markets; and (k) the Funds' performance compared with similar mutual funds.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

At the June 25-26, 2008 and September 17-18, 2008 meetings of the Board of Trustees, the Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreements and approved the selection of SIMC and the Sub-Advisers to act in their respective capacities for the Funds. The Board's approval was based on its consideration and evaluation of a variety of specific factors discussed at the meetings and at prior meetings, including:

- the nature, extent and quality of the services provided to the Funds under the Investment Advisory Agreements, including the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds;

- the Funds' investment performance and how it compared to that of other comparable mutual funds;

- the Funds' expenses under each Investment Advisory Agreement and how those expenses compared to those of other comparable mutual funds;

- the profitability of SIMC and the Sub-Advisers and their affiliates with respect to the Funds, including both direct and indirect benefits accruing to SIMC and the Sub-Advisers and their affiliates; and

- the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of Fund investors.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board of Trustees considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC's and the Sub-Advisers' personnel, experience, track record and compliance program. The Trustees found the level of SIMC's professional staff and culture of compliance satisfactory. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds supported renewal of the Investment Advisory Agreements.

FUND PERFORMANCE. The Board of Trustees considered Fund performance in determining whether to renew the Investment Advisory Agreements. Specifically, the Trustees considered the Funds' performance relative to their peer groups and appropriate indices/benchmarks, in light of total return, yield and market trends. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In evaluating performance, the Trustees considered both market risk and shareholder risk expectations for the Funds. The Trustees found Fund performance satisfactory, and where performance was below the benchmark, the Trustees were satisfied that appropriate steps were being taken. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds supported renewal of the Investment Advisory Agreements.

FUND EXPENSES. With respect to the Funds' expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds' net operating expense ratio in comparison to those of other comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in the Funds' respective peer groups. The Trustees further considered the fact that the comparative fee analysis either showed that the various fees were below average or that there was a reasonable basis for the fee level. Finally, the Trustees considered the effects of SIMC's voluntary waiver of management and other fees and the Sub-Advisers' fees to prevent total Fund expenses from exceeding a specified cap and that SIMC and the Sub-Advisers, through waivers, have maintained the Funds' net operating expenses at competitive levels for their respective distribution channels. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited) (Concluded)

PROFITABILITY. With regard to profitability, the Trustees considered all compensation flowing to SIMC and the Sub-Adviser and their affiliates, directly or indirectly. The Trustees considered whether the varied levels of compensation and profitability under the Investment Advisory Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by SIMC and the Sub-Advisers and their affiliates. The Trustees found that profitability was reasonable and that the margin was not increasing despite growth in assets. When considering the profitability of the Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC, and not by the Funds directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of SIMC and the Sub-Advisers are reasonable and supported renewal of the Investment Advisory Agreements.

ECONOMIES OF SCALE. The Trustees considered the existence of any economies of scale and whether those were passed along to the Funds' shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

Based on the Trustees' deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

Notice to Shareholders (Unaudited)

For shareholders who do not have a September 30, 2008, taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2008, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended September 30, 2008, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

                                                                                                                (C)
                                                              (B)                                            DIVIDENDS
                                            (A)             ORDINARY                                        QUALIFYING
                                         LONG-TERM           INCOME                           TOTAL        FOR CORPORATE
                                        CAPITAL GAIN      DISTRIBUTIONS      RETURN OF    DISTRIBUTIONS   DIVIDENDS REC.
FUND                                    DISTRIBUTION       (TAX BASIS)        CAPITAL      (TAX BASIS)     DEDUCTION (1)
----                                   ---------------   ---------------   ------------   -------------   --------------
Large Cap Value Fund                         75%                25%             0%            100%              95%
Large Cap Growth Fund                         0%               100%             0%            100%             100%
Tax-Managed Large Cap Fund                    0%               100%             0%            100%             100%
Large Cap Diversified Alpha Fund             38%                62%             0%            100%              61%
S&P 500 Index Fund                           73%                27%             0%            100%              96%
Small Cap Value Fund                         75%                25%             0%            100%              34%
Small Cap Growth Fund                        81%                19%             0%            100%              39%
Tax-Managed Small Cap Fund                   82%                18%             0%            100%              77%
Small/Mid Cap Diversified Alpha Fund          0%                 8%            92%            100%              66%
Mid-Cap Fund                                 59%                41%             0%            100%              24%
U.S. Managed Volatility Fund                 41%                59%             0%            100%              57%
Global Managed Volatility Fund               10%                90%             0%            100%              16%
Tax-Managed Managed Volatility                0%               100%             0%            100%             100%
Real Estate Fund(6)                          52%                39%             9%            100%               0%
Enhanced Income Fund                          0%               100%             0%            100%               0%
Core Fixed Income Fund                        0%               100%             0%            100%               0%
High Yield Bond Fund                          0%               100%             0%            100%               0%

                                             (D)
                                         QUALIFYING
                                       DIVIDEND INCOME         (E)          INTEREST       SHORT-TERM
                                        (15% TAX RATE    U.S. GOVERNMENT     RELATED      CAPITAL GAIN
FUND                                     FOR QDI) (2)      INTEREST (3)    DIVIDENDS(4)   DIVIDENDS (5)
----                                   ---------------   ---------------   ------------   -------------
Large Cap Value Fund                          95%              1%               1%            100%
Large Cap Growth Fund                        100%              1%               1%              0%
Tax-Managed Large Cap Fund                   100%              1%               1%              0%
Large Cap Diversified Alpha Fund              46%              1%              17%            100%
S&P 500 Index Fund                            91%              1%               1%            100%
Small Cap Value Fund                          34%              1%               1%            100%
Small Cap Growth Fund                         35%              1%               1%            100%
Tax-Managed Small Cap Fund                    68%              1%               1%            100%
Small/Mid Cap Diversified Alpha Fund          55%              0%              71%              0%
Mid-Cap Fund                                  24%              1%               1%            100%
U.S. Managed Volatility Fund                  56%              0%               1%            100%
Global Managed Volatility Fund                14%              1%               4%            100%
Tax-Managed Managed Volatility               100%              1%               1%              0%
Real Estate Fund(6)                            0%              0%               0%              0%
Enhanced Income Fund                           0%              0%              99%              0%
Core Fixed Income Fund                         0%              9%              14%            100%
High Yield Bond Fund                           0%              0%              80%            100%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of "Interest Related Dividends" and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of "Short-Term Capital Gain Dividends" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6) Information reflects Fund activity based on Fund's December 31, 2007 tax reporting year.

Items (A) and (B) are based on the percentages of each Fund's total distribution.

Items (C) and (D) are based on the percentage of ordinary income distributions of each Fund.

Item (E) is based on the percentage of gross income of each Fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

      SEI Institutional Managed Trust / Annual Report / September 30, 2008

Notes

Notes

Notes

SEI INSTITUTIONAL MANAGED TRUST ANNUAL REPORT SEPTEMBER 30, 2008

Robert A. Nesher, CHAIRMAN

TRUSTEES
William M. Doran
James M. Storey
George J. Sullivan, Jr.
Rosemarie B. Greco
Nina Lesavoy
James M. Williams
Mitchell A. Johnson
Hubert L. Harris, Jr.

OFFICERS

Robert A. Nesher
PRESIDENT AND CHIEF EXECUTIVE OFFICER

Stephen F. Panner
CONTROLLER AND CHIEF FINANCIAL OFFICER

Russell Emery
CHIEF COMPLIANCE OFFICER

Timothy D. Barto
VICE PRESIDENT, SECRETARY

James Ndiaye
VICE PRESIDENT, ASSISTANT SECRETARY

Michael T. Pang
VICE PRESIDENT, ASSISTANT SECRETARY

Aaron Buser
VICE PRESIDENT, ASSISTANT SECRETARY

John J. McCue
VICE PRESIDENT

Andrew S. Decker
ANTI-MONEY LAUNDERING COMPLIANCE OFFICER

INVESTMENT ADVISER
SEI Investments Management Corporation

ADMINISTRATOR
SEI Investments Global Funds Services

DISTRIBUTOR
SEI Investments Distribution Co.

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

FOR MORE INFORMATION CALL 1 800 DIAL SEI
(1 800 342 5734)

(SEI(R) LOGO)

SEI Investments Distribution Co.
Oaks, PA 19456 1.800.DIAL.SEI (1.800.342.5734)

SEI-F-087 (9/08)

ITEM 2.    CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) The Registrant's board of trustees has determined that the Registrant has one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert is George J. Sullivan, Jr. Mr. Sullivan is an independent trustee as defined in Form N-CSR Item 3 (a) (2)

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by KPMG LLP (KPMG) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for fiscal year 2008 and for fiscal year 2007 as follows:

------------------ ----------------------------------------------------- -----------------------------------------------------
                                     FISCAL YEAR 2008                                       FISCAL YEAR 2007
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                   All fees and      All fees          All other fees    All fees and      All fees and      All other fees
                   services to       and services      and services      services to       services to       and services
                   the Registrant    to service        to service        the Registrant    service           to service
                   that were         affiliates        affiliates that   that were         affiliates        affiliates that
                   pre-approved      that were         did not require   pre-approved      that were         did not require
                                     pre-approved      pre-approval                        pre-approved      pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit          $483,000            $0                N/A             $390,500            N/A               N/A
        Fees (1)

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-
        Related           $0               $0                N/A               $0                $0                N/A
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax             $83,000            $0                N/A               N/A               N/A               N/A
        Fees (2)

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All            $248,500            $0                N/A              $15,215          $254,300            $0
        Other
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------



Notes:
   (1) Audit fees include amounts related to the audit of the Registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

   (2)   Review of Federal income tax returns of the Registrant.

(e)(1) All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer ("CFO") of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant `s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor's annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                ---------------------------- ----------------- ----------------
                                                  FYE 2008         FYE 2007
                ---------------------------- ----------------- ----------------
                Audit-Related Fees                  0%               0%

                ---------------------------- ----------------- ----------------
                Tax Fees                            0%               0%

                ---------------------------- ----------------- ----------------
                All Other Fees                      0%               0%

                ---------------------------- ----------------- ----------------

(f)      Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal year 2008 and fiscal year 2007 were $248,500 and $269,515, respectively. Non-audit fees consist of SAS No. 70 review of fund accounting and administration operations, attestation report in accordance with Rule 17 Ad-13, agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations and tax consulting services for various service affiliates of the registrant.

(h) During the past fiscal year, Registrant's principal accountant provided certain non-audit services to Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The audit committee of Registrant's board of trustees reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEMS 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.    MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASERS OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Registrant has a standing nominating committee (the "Committee") currently consisting of the independent trustees. The Committee is responsible for evaluating and recommending nominees for election to the Registrant's board of trustees (the "Board"). Pursuant to the Committee's charter, adopted on June 18, 2004 and as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant's office.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report. Based on their evaluation, the certifying officers have concluded that the Registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the Registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrants internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            SEI Institutional Managed Trust


By (Signature and Title)                /s/ Robert A. Nesher
                                        -------------------------------
                                        Robert A. Nesher
                                        President & CEO


Date:  November 26, 2008



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By (Signature and Title)                /s/ Robert A. Nesher
                                        -------------------------------
                                        Robert A. Nesher
                                        President & CEO


Date:  November 26, 2008




By (Signature and Title)                /s/ Stephen F. Panner
                                        -------------------------------
                                        Stephen F. Panner
                                        Controller & CFO


Date: November 26, 2008